                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-04550

                               The MainStay Funds
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                             Robert A. Anselmi, Esq.
                                51 Madison Avenue
                            New York, New York 10010
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 576-7000

Date of fiscal year end:    October 31

Date of reporting period:   11/1/03-4/30/04

Item 1.   Reports to Stockholders.

(NEW YORK LIFE LOGO)

                                             MAINSTAY(R)
                                             CAPITAL
                                             APPRECIATION
                                             FUND

                                             The MainStay(R) Funds

                                             Semiannual Report
                                             Unaudited

                                             April 30, 2004

MESSAGE FROM
THE PRESIDENT

Most domestic and international stock markets advanced during the six months ended April 30, 2004. The U.S. economy generally improved, with real gross domestic product growing at a seasonally adjusted annual rate of 4.1% in the fourth quarter of 2003 and, according to preliminary estimates, rising 4.4% in the first quarter of 2004. Inflation remained relatively modest throughout the reporting period but increased enough to reassure the Federal Reserve that unwanted deflation was no longer a serious concern.

Increases in corporate productivity led to worries that we might be having a "jobless recovery." In early April, however, the release of March employment figures showed a dramatic rise in nonfarm payrolls. Unfortunately, the combination of higher employment and rising inflation suggested that the Federal Reserve might soon move to raise interest rates. Bond markets adjusted to accommodate this perception, with yields rising and prices declining in April. The stock market, which had recorded relatively steady gains since mid-March of 2003, became increasingly volatile from late January through the end of April 2004.

In March and April, bond yields rose to reflect the increasing likelihood of a less-accommodative monetary policy. Since bond prices and yields tend to move in opposite directions, several bond indices recorded negative price performance during the six-month reporting period, but most provided positive total returns.

A weak U.S. dollar helped strengthen the performance of international stocks and was good news for U.S. exporters. The strengthening Japanese economy was greeted as positive news by international investors, but moves to decelerate the rapid economic growth in China were not as favorably received. Several international markets provided double-digit total returns for the six-month reporting period.

On January 1, 2004, the Eclipse Funds were re-branded as MainStay Funds. The change was part of a repositioning initiative at New York Life Investment Management LLC. During the reporting period, some Funds were merged, others liquidated, and still others renamed. The result was a single, robust, and integrated mutual fund family that gives investors a more comprehensive array of alternatives.

At MainStay, each of our Funds seeks to achieve its investment objective through consistent application of an established investment process. Whether the investments you've chosen use quantitative analysis, fundamental research, or a combination of the two, our disciplines remain the same, even when the markets move. We believe that our time-tested investment strategies can help you pursue your long-range goals with confidence. We hope to continue to serve your investment needs for many years to come.

Sincerely,

/s/ GARY E. WENDLANDT

Gary E. Wendlandt

President

   TABLE OF CONTENTS

   Message from the President                    2
--------------------------------------------------

   Investment and Performance Comparison         3
--------------------------------------------------

   Portfolio Management Discussion and
   Analysis                                      6
--------------------------------------------------

   Portfolio Composition                         7
--------------------------------------------------

   Portfolio of Investments                      8
--------------------------------------------------

   Financial Statements                         11
--------------------------------------------------

   Notes to Financial Statements                16
--------------------------------------------------

   Trustees and Officers                        20
--------------------------------------------------

   MainStay(R) Funds                            22

 2   MainStay Capital Appreciation Fund

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

                                                              SIX     ONE      FIVE    TEN
BENCHMARKS                                                   MONTHS   YEAR    YEARS   YEARS
RUSSELL 1000(R) GROWTH INDEX(1)                               4.14%  21.65%   -6.37%   9.61%
S&P 500(R) INDEX(2)                                            6.27  22.88    -2.26   11.36
AVERAGE LIPPER LARGE-CAP GROWTH FUND(3)                        7.68  24.91      0.35    9.87

 CLASS A SHARES
--------------------------------------------------------------------------------

                            SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS   YEAR     YEARS    YEARS
-----------------------------------------------------------
With sales charges         -2.72%   12.95%   -7.96%   6.67%
Excluding sales charges     2.94    19.52    -6.92    7.27

                                                                                 (LINE GRAPH)
                                                                      (in thousands, with sales charges)

                                                    MAINSTAY CAPITAL
                                                    APPRECIATION FUND       RUSSELL 1000 GROWTH INDEX         S&P 500 INDEX
                                                    -----------------       ------------------------          -------------
4/30/94                                                    945                        1000                        1000
                                                          1033                        1196                        1175
                                                          1411                        1585                        1530
                                                          1543                        1935                        1914
                                                          2183                        2750                        2700
                                                          2729                        3479                        3289
                                                          3307                        4438                        3622
                                                          2511                        3007                        3152
                                                          2023                        2402                        2754
                                                          1596                        2058                        2388
4/30/04                                                   1907                        2503                        2934


 CLASS B SHARES
--------------------------------------------------------------------------------

                            SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS   YEAR     YEARS    YEARS
-----------------------------------------------------------
With sales charges         -2.43%   13.63%   -7.93%   6.53%
Excluding sales charges     2.57    18.63    -7.63    6.53

                                                                                 (LINE GRAPH)
                                                                      (in thousands, with sales charges)

                                                    MAINSTAY CAPITAL
                                                    APPRECIATION FUND       RUSSELL 1000 GROWTH INDEX         S&P 500 INDEX
                                                    -----------------       -------------------------         -------------
4/30/94                                                   1000                        1000                        1000
                                                          1086                        1196                        1175
                                                          1476                        1585                        1530
                                                          1606                        1935                        1914
                                                          2258                        2750                        2700
                                                          2799                        3479                        3289
                                                          3366                        4438                        3622
                                                          2538                        3007                        3152
                                                          2027                        2402                        2754
                                                          1586                        2058                        2388
4/30/04                                                   1882                        2503                        2934


 CLASS C SHARES
--------------------------------------------------------------------------------

                            SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS   YEAR     YEARS    YEARS
-----------------------------------------------------------
With sales charges         1.57%    17.63%   -7.63%   6.53%
Excluding sales charges     2.57    18.63    -7.63    6.53

                                                                                 (LINE GRAPH)
                                                                      (in thousands, with sales charges)

                                                    MAINSTAY CAPITAL
                                                    APPRECIATION FUND       RUSSELL 1000 GROWTH INDEX         S&P 500 INDEX
                                                    -----------------       ------------------------          -------------
4/30/94                                                   1000                        1000                        1000
                                                          1086                        1196                        1175
                                                          1476                        1585                        1530
                                                          1606                        1935                        1914
                                                          2258                        2750                        2700
                                                          2799                        3479                        3289
                                                          3366                        4438                        3622
                                                          2539                        3007                        3152
                                                          2027                        2402                        2754
                                                          1586                        2058                        2388
4/30/04                                                   1882                        2503                        2934

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $1,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%, Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance for Class A, C, and I shares, first offered 1/3/95, 9/1/98, and 1/1/04, respectively, includes the historical performance of Class B shares from inception (5/1/86) through 12/31/94 for Class A, through 8/31/98 for Class C, and through 12/31/03 for Class I, adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for such shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     3

 CLASS I SHARES
--------------------------------------------------------------------------------

                          SIX     ONE     FIVE    TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
With sales charges        N/A     N/A       N/A    N/A
Excluding sales charges  3.05%   19.82%  -6.87%  7.48%

                                              (in thousands, with sales charges)
(LINE GRAPH)

                                                    MAINSTAY CAPITAL           RUSSELL 1000 GROWTH
                                                    APPRECIATION FUND                 INDEX                   S&P 500 INDEX
                                                    -----------------          -------------------            -------------
04/30/94                                                  1000                        1000                        1000
04/30/95                                                  1097                        1196                        1175
04/30/96                                                  1505                        1585                        1530
04/30/97                                                  1655                        1935                        1914
04/30/98                                                  2349                        2750                        2700
04/30/99                                                  2938                        3479                        3289
04/30/00                                                  3562                        4438                        3622
04/30/01                                                  2695                        3007                        3152
04/30/02                                                  2174                        2402                        2754
04/30/03                                                  1718                        2058                        2388
04/30/04                                                  2058                        2503                        2934

1. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Capital Appreciation Fund

 $1,000 INVESTED IN MAINSTAY CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                             ENDING ACCOUNT                  VALUE
                                                              VALUE (BASED                 (BASED ON
                                                 BEGINNING     ON ACTUAL      EXPENSES    HYPOTHETICAL    EXPENSES
                                                  ACCOUNT     RETURNS AND       PAID       5% RETURN        PAID
                                                   VALUE       EXPENSES)       DURING      AND ACTUAL      DURING
SHARE CLASS                                       11/1/03       4/30/04        PERIOD      EXPENSES)       PERIOD
------------------------------------------------------------------------------------------------------------------
CLASS A SHARES(1)                                 $1,000         $1,030         $ 6          $1,044         $ 6
------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(1)                                 $1,000         $1,026         $10          $1,040         $10
------------------------------------------------------------------------------------------------------------------

CLASS C SHARES(1)                                 $1,000         $1,026         $10          $1,040         $10
------------------------------------------------------------------------------------------------------------------

CLASS I SHARES(2,3)                               $1,000         $  985         $ 2          $1,048         $ 2
------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).
2. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 121 (to reflect the four-month period).
3. Class I shares were first offered on January 1, 2004. Expenses paid during the period reflect ongoing costs for the four-month period ending April 30, 2004. Had Class I shares been offered for the six months ended April 30, 2004, based on a hypothetical 5% return, expenses paid during the period would be $3, and the ending account value would be $1,047.

                                                     www.mainstayfunds.com     5

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Edmund C. Spelman and Rudolph C. Carryl of MacKay Shields LLC

WHAT FACTORS AFFECTED THE STOCK MARKET PERFORMANCE DURING THE SIX MONTHS ENDED APRIL 30, 2004?

The market was volatile as a number of factors--particularly heightened concern over the timing and magnitude of an eventual Federal Reserve interest-rate hike--caused investor sentiment to shift from positive to negative. Other worries included continued terrorist activity overseas, ongoing tensions in Iraq, and action taken by government authorities to slow rapid economic growth in China. Oil prices remained high, which could dampen consumer spending. Despite these trends, the U.S. economy continued on a strong growth track and recent employment data suggest that the long-awaited recovery in the job market is taking shape.

WHICH SECTORS WERE STRONG PERFORMERS FOR THE FUND?

The Fund's energy holdings gained the most ground during the reporting period, rising 30.8% on the recent strength in oil prices. This compares with a 25.8% increase for related stocks in the Russell 1000(R) Growth Index.(1) We maintained three holdings in the sector: Weatherford International (+25.1%), BJ Services (+33.9%), and Baker Hughes (+29.0%).(2)

The second best performing sector was health care, which delivered a 16.8% return versus an 11.6% increase for this sector in the Index. The Fund's top-five performers during the period included Caremark Rx, Genentech, Forest Laboratories, Cardinal Health, and WellPoint Health Networks. Among these stocks, Caremark Rx rose 62.4% during the reporting period and Genentech gained 49.8%.

HOW DID THE FUND'S INDUSTRIAL HOLDINGS PERFORM?

The Fund's holdings in the industrials sector rose 7.6% during the period versus a 6.3% increase for this sector within the Index. Cendant was particularly strong, rising 18.8% on growing strength in all of its business units. Illinois Tool Works also enhanced results, rising 17.1% on improvements in its business segments. Other industrial holdings were flat to down over the period. Federal Express declined 4.6% on loss of market share in the company's domestic air business. Lockheed Martin fell 1.6% on uncertainty regarding the direction of defense spending, which led us to sell the Fund's position in the stock.

WERE THERE SECTORS WHERE THE FUND LAGGED THE BENCHMARK?

Yes. During the reporting period, the Fund's financial holdings contributed to the Fund's underperformance relative to its benchmark. The Fund's financial stocks declined 2.9% versus a 4.1% gain for related stocks in the Index. Most financial stocks performed well until early March 2004, when interest-rate concerns began taking a toll on the sector. Poor performers included Morgan Stanley (-4.4%), even though it handily beat earnings estimates, and Fannie Mae (-2.2%), which we eliminated from the Fund's portfolio in December 2003. Although the fundamental picture at Fannie Mae remains strong, ongoing concern over the company's large interest-rate swap portfolio prompted us to sell the Fund's position. Other financial positions sold during the period included Bank of America and Fifth Third Bancorp. Both were eliminated because of slowing growth and a sluggish commercial-loan market.

The Fund's consumer discretionary holdings declined 0.3% while related stocks in the Index rose 1.8%. The fact that the Fund was overweighted in this sector relative to the Index compounded the negative impact on relative performance. Even so, the Fund held strong performers, including International Game Technology (+91.4%), Harley Davidson (+18.7%), and TJX (+16.7%). Unfortunately, these were not enough to offset the losses from other consumer discretionary holdings. Kohl's (-27.1%) fell as competition intensified. IAC/InterActiveCorp (-13.4%) declined on investor concern over margin contraction in IAC's core on-line travel business. Other laggards in the consumer discretionary sector were Bed Bath & Beyond (-12.1%), Lowe's (-11.6%), and Lennar (-5.9%).

Past performance is no guarantee of future results. Investment objectives may not be met, as the underlying investment options are subject to market risk and fluctuations in value.

1. See footnote on page 3 for more information about the Russell 1000(R) Growth Index.
2. Performance percentages for Fund holdings reflect the total return performance of the indicated securities or sectors for the six-months ended April 30, 2004, or for the portion of the reporting period such securities or sector holdings were held in the Fund, if shorter. Due to purchases and sales, the performance of Fund holdings may differ from the performance of the securities or sectors themselves.

 6   MainStay Capital Appreciation Fund

HOW DID THE FUND'S INFORMATION TECHNOLOGY STOCKS PERFORM?

The Fund's information technology holdings declined 4.8%, in line with related stocks in the Index. During the reporting period, investors rotated out of the information technology sector into more defensive issues when business spending on technology proved less robust than the market had hoped and evidence mounted that the semiconductor cycle had peaked. Despite these trends, Symantec (+35.7%) showed strong performance on continued demand for its antivirus software. The Fund's semiconductor-related holdings, including KLA-Tencor, Applied Materials, Intel, and Texas Instruments, all declined during the reporting period.

WHAT IS YOUR OUTLOOK GOING FORWARD?

The uncertainty surrounding Federal Reserve tightening is currently affecting the market, and it's impossible to predict when geopolitical instability will settle down. Even so, we believe that a broad portfolio of best-in-class companies with strong growth prospects is an appropriate strategy for any market environment. We intend to remain fully invested in high-quality growth companies across all sectors of the market.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 PORTFOLIO COMPOSITION AS OF APRIL 30, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                    99.80
Short-Term Investments (collateral from securities lending)                      10.10
Liabilities in Excess of Cash and Other Assets                                    -9.9

                                                     www.mainstayfunds.com     7

PORTFOLIO OF INVESTMENTS APRIL 30, 2004 UNAUDITED


                                                           SHARES            VALUE
COMMON STOCKS (99.8%)+
----------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.8%)
United Technologies Corp.                                 323,200   $   27,879,232
                                                                    --------------
AIR FREIGHT & LOGISTICS (1.8%)
FedEx Corp.                                               384,400       27,642,204
                                                                    --------------

AUTOMOBILES (2.1%)
*Harley-Davidson, Inc. (b)                                581,800       32,766,976
                                                                    --------------
BEVERAGES (1.6%)
PepsiCo, Inc.                                             456,500       24,874,685
                                                                    --------------
BIOTECHNOLOGY (2.5%)
Amgen, Inc. (a)                                           433,600       24,398,672
Genentech, Inc. (a)                                       125,600       15,423,680
                                                                    --------------
                                                                        39,822,352
                                                                    --------------
CAPITAL MARKETS (1.5%)
Morgan Stanley                                            465,900       23,942,601
                                                                    --------------

CHEMICALS (1.5%)
Praxair, Inc.                                             661,900       24,192,445
                                                                    --------------
COMMERCIAL SERVICES & SUPPLIES (1.6%)
Cendant Corp. (b)                                       1,055,500       24,994,240
                                                                    --------------
COMMUNICATIONS EQUIPMENT (2.9%)
Avaya, Inc. (a)(b)                                      1,299,400       17,775,792
Cisco Systems, Inc. (a)                                 1,348,400       28,141,108
                                                                    --------------
                                                                        45,916,900
                                                                    --------------
COMPUTERS & PERIPHERALS (4.9%)
Dell, Inc. (a)                                            778,200       27,011,322
Hewlett-Packard Co.                                     1,215,400       23,943,380
International Business Machines Corp.                     294,200       25,939,614
                                                                    --------------
                                                                        76,894,316
                                                                    --------------
CONSUMER FINANCE (2.9%)
*American Express Co.                                     576,300       28,209,885
Capital One Financial Corp. (b)                           266,300       17,450,639
                                                                    --------------
                                                                        45,660,524
                                                                    --------------
DIVERSIFIED FINANCIAL SERVICES (1.6%)
Citigroup, Inc.                                           530,600       25,516,554
                                                                    --------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.4%)
Agilent Technologies, Inc. (a)(b)                         809,900       21,875,399
                                                                    --------------


                                                           SHARES            VALUE
ENERGY EQUIPMENT & SERVICES (1.9%)
Baker Hughes, Inc.                                        235,700   $    8,645,476
BJ Services Co. (a)                                       253,300       11,271,850
Weatherford International Ltd. (a)                        222,500        9,674,300
                                                                    --------------
                                                                        29,591,626
                                                                    --------------
FOOD & STAPLES RETAILING (4.9%)
Sysco Corp.                                               680,400       26,025,300
Walgreen Co.                                              761,400       26,253,072
Wal-Mart Stores, Inc.                                     440,400       25,102,800
                                                                    --------------
                                                                        77,381,172
                                                                    --------------
HEALTH CARE EQUIPMENT & SUPPLIES (3.3%)
Boston Scientific Corp. (a)                               682,200       28,099,818
Medtronic, Inc.                                           487,200       24,584,112
                                                                    --------------
                                                                        52,683,930
                                                                    --------------
HEALTH CARE PROVIDERS & SERVICES (7.8%)
*Cardinal Health, Inc. (b)                                387,800       28,406,350
Caremark Rx, Inc. (a)                                     731,000       24,744,350
HCA, Inc.                                                 216,200        8,784,206
*UnitedHealth Group, Inc. (b)                             519,900       31,963,452
*WellPoint Health Networks, Inc. (a)                      260,900       29,139,921
                                                                    --------------
                                                                       123,038,279
                                                                    --------------
HOTELS, RESTAURANTS & LEISURE (1.4%)
International Game Technology                             582,500       21,983,550
                                                                    --------------

HOUSEHOLD DURABLES (1.4%)
Lennar Corp.
  Class A                                                 472,800       22,150,680
                                                                    --------------

HOUSEHOLD PRODUCTS (1.6%)
Colgate-Palmolive Co. (b)                                 431,000       24,946,280
                                                                    --------------
INDUSTRIAL CONGLOMERATES (1.7%)
General Electric Co.                                      886,000       26,535,700
                                                                    --------------

INTERNET & CATALOG RETAIL (1.6%)
InterActiveCorp. (a)(b)                                   804,300       25,633,041
                                                                    --------------

IT SERVICES (1.8%)
*First Data Corp.                                         633,900       28,772,721
                                                                    --------------

+ Percentages indicated are based on Fund net assets.
* Fund's 10 largest holdings. May be subject to change daily.

 8   MainStay Capital Appreciation Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES            VALUE
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------------
MACHINERY (5.2%)
Danaher Corp. (b)                                         299,200   $   27,681,984
Dover Corp.                                               641,200       25,667,236
*Illinois Tool Works, Inc.                                337,400       29,087,254
                                                                    --------------
                                                                        82,436,474
                                                                    --------------
MEDIA (6.4%)
Clear Channel Communications, Inc.                        635,760       26,377,682
Gannett Co., Inc.                                         255,300       22,129,404
Omnicom Group, Inc.                                       336,300       26,739,213
Viacom, Inc.
  Class B                                                 648,922       25,080,835
                                                                    --------------
                                                                       100,327,134
                                                                    --------------
MULTILINE RETAIL (2.9%)
Kohl's Corp. (a)(b)                                       503,000       21,020,370
Target Corp. (b)                                          561,800       24,365,266
                                                                    --------------
                                                                        45,385,636
                                                                    --------------
PHARMACEUTICALS (7.0%)
Forest Laboratories, Inc. (a)                             387,600       24,992,448
*Johnson & Johnson                                        542,800       29,327,484
*Pfizer, Inc.                                             798,800       28,565,088
Teva Pharmaceutical Industries Ltd. ADR (b)(c)            437,800       26,950,968
                                                                    --------------
                                                                       109,835,988
                                                                    --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (8.3%)
Analog Devices, Inc.                                      569,700       24,269,220
Applied Materials, Inc. (a)                             1,023,400       18,656,582
Intel Corp.                                               998,000       25,678,540
KLA-Tencor Corp. (a)(b)                                   353,500       14,730,345
Maxim Integrated Products, Inc. (b)                       522,600       24,034,374
Texas Instruments, Inc. (b)                               931,200       23,373,120
                                                                    --------------
                                                                       130,742,181
                                                                    --------------
SOFTWARE (8.5%)
Electronic Arts, Inc. (a)                                 550,400       27,861,248
*Microsoft Corp.                                        1,189,200       30,883,524
Oracle Corp. (a)                                        2,247,200       25,213,584
Symantec Corp. (a)(b)                                     592,000       26,669,600
VERITAS Software Corp. (a)                                839,800       22,397,466
                                                                    --------------
                                                                       133,025,422
                                                                    --------------
SPECIALTY RETAIL (4.7%)
Bed Bath & Beyond, Inc. (a)(b)                            667,900       24,792,448
Lowe's Cos., Inc.                                         466,600       24,291,196
TJX Cos., Inc. (The)                                    1,033,400       25,390,638
                                                                    --------------
                                                                        74,474,282
                                                                    --------------


                                                           SHARES            VALUE
THRIFTS & MORTGAGE FINANCE (1.3%)
New York Community Bancorp, Inc.                          834,666   $   20,925,077
                                                                    --------------
Total Common Stocks
  (Cost $1,394,737,502)                                              1,571,847,601
                                                                    --------------
                                                        PRINCIPAL
                                                           AMOUNT
SHORT-TERM INVESTMENTS (10.1%)
----------------------------------------------------------------------------------
COMMERCIAL PAPER (2.2%)
Bavaria TRR Corp.
  1.0785%, due 5/20/04 (d)                          $  35,000,000       34,980,420
                                                                    --------------
Total Commercial Paper
  (Cost $34,980,420)                                                    34,980,420
                                                                    --------------

                                                           SHARES
INVESTMENT COMPANY (0.2%)
AIM Institutional Funds Group (d)                       2,462,158        2,462,158
                                                                    --------------
Total Investment Company
  (Cost $2,462,158)                                                      2,462,158
                                                                    --------------
                                                        PRINCIPAL
                                                           AMOUNT
MASTER NOTE (1.1%)
Banc of America Securities LLC
  1.1874%, due 5/3/04 (d)                           $  17,482,000       17,482,000
                                                                    --------------
Total Master Note
  (Cost $17,482,000)                                                    17,482,000
                                                                    --------------
REPURCHASE AGREEMENTS (6.6%)
Banc One Capital Markets, Inc.
  1.1799%, dated 4/30/04 due 5/3/04 (d)
  Proceeds at Maturity $3,500,344
  (Collateralized by Various Bonds with a
  Principal Amount of $3,815,168 and a Market
  Value of $3,570,018)                                  3,500,000        3,500,000
                                                                    --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com     9

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
----------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (CONTINUED)
xCountrywide Securities Corp.
  1.1324%, dated 4/30/04 due 5/3/04 (d)
  Proceeds at Maturity $8,650,816
  (Collateralized by Various Bonds with a
  Principal Amount of $9,051,415 and a Market
  Value of $9,013,220)                              $   8,650,000   $    8,650,000
                                                                    --------------
Credit Suisse First Boston LLC
  1.1124%, dated 4/30/04 due 5/3/04 (d)
  Proceeds at Maturity $3,206,297
  (Collateralized by Various Bonds with a
  Principal Amount of $3,118,013 and a Market
  Value of $3,270,202)                                  3,206,000        3,206,000
                                                                    --------------
Lehman Brothers, Inc.
  1.1124%, dated 4/30/04 due 5/3/04 (d)
  Proceeds at Maturity $14,358,331
  (Collateralized by Various Bonds with a
  Principal Amount of $18,866,006 and a Market
  Value of $15,070,240)                                14,357,000       14,357,000
                                                                    --------------
Merrill Lynch & Co., Inc.
  1.1424%, dated 4/30/04 due 5/3/04 (d)
  Proceeds at Maturity $48,980,663
  (Collateralized by Various Bonds with a
  Principal Amount of $48,048,436 and a Market
  Value of $51,426,062)                                48,976,000       48,976,000
                                                                    --------------

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
REPURCHASE AGREEMENTS (CONTINUED)
Morgan Stanley & Co.
  1.1124%, dated 4/30/04 due 5/3/04 (d)
  Proceeds at Maturity $25,002,318
  (Collateralized by Various Bonds with a
  Principal Amount of $32,291,383 and a Market
  Value of $26,203,155)                             $  25,000,000   $   25,000,000
                                                                    --------------
Total Repurchase Agreements
  (Cost $103,689,000)                                                  103,689,000
                                                                    --------------
Total Short-Term Investments
  (Cost $158,613,578)                                                  158,613,578
                                                                    --------------
Total Investments
  (Cost $1,553,351,080) (e)                                 109.9%   1,730,461,179(f)
Liabilities in Excess of
  Cash and Other Assets                                      (9.9)    (155,744,584)
                                                    -------------   --------------
Net Assets                                                  100.0%  $1,574,716,595
                                                    =============   ==============

(a)  Non-income producing security.
(b) Represents a security, or a portion thereof, which is out on loan.
(c)  ADR-American Depositary Receipt.
(d) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e) The cost for federal income tax purposes is $1,555,961,811.
(f)  At April 30, 2004 net unrealized appreciation was
     $174,499,368, based on cost for federal income tax pur-poses. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $254,477,396 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $79,978,028.

 10   MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $1,553,351,080) including
  $150,458,645 market value of securities
  loaned                                      $1,730,461,179
Deposit with broker for securities loaned              3,578
Cash                                                  38,352
Receivables:
  Investment securities sold                       7,248,996
  Dividends and interest                             838,258
  Fund shares sold                                   513,927
Other assets                                          37,774
                                              --------------
    Total assets                               1,739,142,064
                                              --------------
LIABILITIES:
Securities lending collateral                    158,617,156
Payables:
  Fund shares redeemed                             2,117,114
  Transfer agent                                   1,544,416
  NYLIFE Distributors                              1,161,165
  Manager                                            763,514
  Trustees                                             9,686
  Custodian                                           10,954
Accrued expenses                                     201,464
                                              --------------
    Total liabilities                            164,425,469
                                              --------------
Net assets                                    $1,574,716,595
                                              ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding
  (par value of $.01 per share) unlimited
  number of shares authorized:
  Class A                                     $      105,193
  Class B                                            488,658
  Class C                                              3,898
  Class I                                                 --(a)
Additional paid-in capital                     1,659,098,960
Accumulated net investment loss                   (8,918,153)
Accumulated net realized loss on investments    (253,172,060)
Net unrealized appreciation on investments       177,110,099
                                              --------------
Net assets                                    $1,574,716,595
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $  294,960,582
                                              ==============
Shares of beneficial interest outstanding         10,519,276
                                              ==============
Net asset value per share outstanding         $        28.04
Maximum sales charge (5.50% of offering
  price)                                                1.63
                                              --------------
Maximum offering price per share outstanding  $        29.67
                                              ==============
CLASS B
Net assets applicable to outstanding shares   $1,269,627,360
                                              ==============
Shares of beneficial interest outstanding         48,865,801
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        25.98
                                              ==============
CLASS C
Net assets applicable to outstanding shares   $   10,127,667
                                              ==============
Shares of beneficial interest outstanding            389,799
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        25.98
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $          986
                                              ==============
Shares of beneficial interest outstanding                 35
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        28.05
                                              ==============

(a) Less than one dollar.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                 $  6,109,213
  Interest                                             8,106
  Income from securities loaned -- net               162,412
                                                ------------
    Total income                                   6,279,731
                                                ------------
EXPENSES:
  Distribution -- Class B                          4,968,217
  Distribution -- Class C                             39,762
  Manager                                          4,568,580
  Transfer agent                                   3,058,670
  Service -- Class A                                 393,674
  Service -- Class B                               1,656,077
  Service -- Class C                                  13,254
  Shareholder communication                          153,485
  Recordkeeping                                       95,779
  Professional                                        81,143
  Custodian                                           74,060
  Trustees                                            41,553
  Registration                                        28,561
  Miscellaneous                                       25,069
                                                ------------

    Total expenses                                15,197,884
                                                ------------

Net investment loss                               (8,918,153)
                                                ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on Investments                  13,043,522
                                                ------------
Net change in unrealized appreciation on
  investments                                     41,380,137
                                                ------------
Net realized and unrealized gain on
  investments                                     54,423,659
                                                ------------
Net increase in net assets resulting from
  operations                                    $ 45,505,506
                                                ============

(a) Dividends recorded net of foreign withholding taxes of $15,142.

 12   MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                 2004            2003*              2002
INCREASE (DECREASE)
IN NET ASSETS:
Operations:
 Net investment loss   $   (8,918,153)  $  (13,178,093)  $   (20,816,619)
 Net realized gain
  (loss) on
  investments and
  written option
  transactions             13,043,522      (31,763,736)     (119,255,897)
 Net change in
  unrealized
  appreciation
  (depreciation) on
  investments              41,380,137      328,438,794      (606,013,572)
                       -------------------------------------------------
 Net increase
  (decrease) in net
  assets resulting
  from operations          45,505,506      283,496,965      (746,086,088)
                       -------------------------------------------------

Capital share transactions:
 Net proceeds from
  sale of shares:
   Class A                 37,955,476       86,054,368       122,521,377
   Class B                 47,772,325       81,141,359       120,012,435
   Class C                    780,638          943,485         1,696,548
   Class I                      1,000               --                --
                       -------------------------------------------------
                           86,509,439      168,139,212       244,230,360
 Cost of shares
  redeemed:
   Class A                (88,676,818)     (86,356,395)     (153,190,672)
   Class B               (113,999,270)    (168,974,203)     (352,883,911)
   Class C                 (1,415,961)      (2,118,140)       (4,788,461)
   Class I                         --               --                --
                       -------------------------------------------------
                         (204,092,049)    (257,448,738)     (510,863,044)
    Decrease in net
     assets derived
     from capital
     share
     transactions        (117,582,610)     (89,309,526)     (266,632,684)
                       -------------------------------------------------
    Net increase
     (decrease) in
     net assets           (72,077,104)     194,187,439    (1,012,718,772)

NET ASSETS:
Beginning of period     1,646,793,699    1,452,606,260     2,465,325,032
                       -------------------------------------------------
End of period          $1,574,716,595   $1,646,793,699   $ 1,452,606,260
                       =================================================
Accumulated net
 investment loss at
 the end of period     $   (8,918,153)              --                --
                       =================================================

*  The Fund changed its fiscal year end from December 31 to October 31.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                         JANUARY 1,
                                            SIX MONTHS      2003                                CLASS A
                                              ENDED        THROUGH     ---------------------------------------------------------
                                            APRIL 30,    OCTOBER 31,                    YEAR ENDED DECEMBER 31,
                                              2004*        2003**        2002       2001       2000       1999            1998
Net asset value at beginning of period       $  27.24     $  22.49     $  32.86   $  43.46   $  57.12   $  48.74        $  36.60
                                             --------     --------     --------   --------   --------   --------        --------
Net investment loss (a)                         (0.07)       (0.09)       (0.13)     (0.15)     (0.33)     (0.24)          (0.14)
Net realized and unrealized gain (loss) on
  investments                                    0.87         4.84       (10.24)    (10.22)     (6.16)     12.22           14.42
                                             --------     --------     --------   --------   --------   --------        --------
Total from investment operations                 0.80         4.75       (10.37)    (10.37)     (6.49)     11.98           14.28
                                             --------     --------     --------   --------   --------   --------        --------
Less distributions:
  From net realized gain on investments            --           --           --      (0.23)     (7.17)     (3.60)          (2.14)
                                             --------     --------     --------   --------   --------   --------        --------
Net asset value at end of period             $  28.04     $  27.24     $  22.49   $  32.86   $  43.46   $  57.12        $  48.74
                                             ========     ========     ========   ========   ========   ========        ========
Total investment return (b)                      2.94%       21.12%      (31.56%)   (23.85%)   (11.17%)    24.90%          39.24%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss                         (0.47%)+     (0.45%)+     (0.48%)    (0.41%)    (0.59%)    (0.47%)         (0.34%)
    Expenses                                     1.23%+       1.30%+       1.28%      1.29%      1.19%      1.19%           1.23%
    Net Expenses (after waiver)                  1.23%+       1.30%+       1.23%      1.10%      0.99%      1.00%           1.04%
Portfolio turnover rate                            10%          19%          69%        44%        38%        41%             29%
Net assets at end of period (in 000's)       $294,961     $335,484     $277,526   $442,526   $590,366   $587,633        $394,848

                                                         JANUARY 1,
                                            SIX MONTHS      2003                        CLASS C
                                              ENDED        THROUGH     -----------------------------------------
                                            APRIL 30,    OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                              2004*        2003**        2002       2001       2000       1999
Net asset value at beginning of period       $  25.33      $ 21.05     $ 31.00    $ 41.35    $ 55.15    $ 47.54
                                             --------      -------     -------    -------    -------    -------
Net investment loss (a)                         (0.16)       (0.23)      (0.32)     (0.39)     (0.72)     (0.61)
Net realized and unrealized gain (loss) on
  investments                                    0.81         4.51       (9.63)     (9.73)     (5.91)     11.82
                                             --------      -------     -------    -------    -------    -------
Total from investment operations                 0.65         4.28       (9.95)    (10.12)     (6.63)     11.21
                                             --------      -------     -------    -------    -------    -------
Less distributions:
  From net realized gain on investments            --           --          --      (0.23)     (7.17)     (3.60)
                                             --------      -------     -------    -------    -------    -------
Net asset value at end of period             $  25.98      $ 25.33     $ 21.05    $ 31.00    $ 41.35    $ 55.15
                                             ========      =======     =======    =======    =======    =======
Total investment return (b)                      2.57%       20.33%     (32.10%)   (24.46%)   (11.82%)    23.90%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss                         (1.22%)+     (1.20%)+    (1.23%)    (1.16%)    (1.34%)    (1.22%)
    Expenses                                     1.98%+       2.05%+      2.03%      2.04%      1.94%      1.94%
    Net Expenses (after waiver)                  1.98%+       2.05%+      1.98%      1.85%      1.74%      1.75%
Portfolio turnover rate                            10%          19%         69%        44%        38%        41%
Net assets at end of period (in 000's)       $ 10,128      $10,475     $ 9,819    $18,162    $27,241    $23,238


                                            SEPTEMBER 1***
                                                THROUGH
                                             DECEMBER 31,
                                                 1998
Net asset value at beginning of period          $ 36.15
                                                -------
Net investment loss (a)                           (0.10)
Net realized and unrealized gain (loss) on
  investments                                     13.63
                                                -------
Total from investment operations                  13.53
                                                -------
Less distributions:
  From net realized gain on investments           (2.14)
                                                -------
Net asset value at end of period                $ 47.54
                                                =======
Total investment return (b)                       37.66%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss                           (1.09%)+
    Expenses                                       1.98% +
    Net Expenses (after waiver)                    1.79% +
Portfolio turnover rate                              29%
Net assets at end of period (in 000's)          $ 1,600

*    Unaudited
**   The Fund changed its fiscal year end from December 31 to
     October 31.
***  Class C shares were first offered on September 1, 1998.
+    Annualized.
++   Class I shares were first offered on January 1, 2004.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.

 14   MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

             JANUARY 1,
SIX MONTHS      2003                                     CLASS B
  ENDED        THROUGH     -------------------------------------------------------------------
APRIL 30,    OCTOBER 31,                         YEAR ENDED DECEMBER 31,
  2004*        2003**         2002         2001         2000         1999              1998
$   25.33    $    21.05    $    30.99   $    41.34   $    55.15   $    47.54        $    36.02
----------   ----------    ----------   ----------   ----------   ----------        ----------
    (0.16)        (0.23)        (0.32)       (0.39)       (0.72)       (0.61)            (0.45)
     0.81          4.51         (9.62)       (9.73)       (5.92)       11.82             14.11
----------   ----------    ----------   ----------   ----------   ----------        ----------
     0.65          4.28         (9.94)      (10.12)       (6.64)       11.21             13.66
----------   ----------    ----------   ----------   ----------   ----------        ----------
       --            --            --        (0.23)       (7.17)       (3.60)            (2.14)
----------   ----------    ----------   ----------   ----------   ----------        ----------
$   25.98    $    25.33    $    21.05   $    30.99   $    41.34   $    55.15        $    47.54
==========   ==========    ==========   ==========   ==========   ==========        ==========
     2.57%        20.33%       (32.07%)     (24.47%)     (11.85%)      23.90%            38.15%
    (1.22%)+      (1.20%)+      (1.23%)      (1.16%)      (1.34%)      (1.22%)           (1.09%)
     1.98%         2.05%+        2.03%        2.04%        1.94%        1.94%             1.98%
     1.98%         2.05%+        1.98%        1.85%        1.74%        1.75%             1.79%
       10%           19%           69%          44%          38%          41%               29%
$1,269,627   $1,300,835    $1,165,260   $2,004,638   $2,905,828   $3,486,486        $2,753,012

      CLASS I
 -----------------
 JANUARY 1, 2004++
      THROUGH
     APRIL 30,
       2004*
     $  28.48
     --------
        (0.18)
        (0.25)
     --------
        (0.43)
     --------
           --
     --------
     $  28.05
     ========
        (1.51%)
         0.15%+
         0.61+
         0.61+
           10%
     $      1

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Capital Appreciation Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class I shares are not subject to sales charge. Distribution of Class I shares commenced on January 1, 2004. Class A shares, Class B shares, Class C shares and Class I shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Each class of shares other than Class I shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

(B) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

 16   MainStay Capital Appreciation Fund

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Certain amounts have been reclassified to conform to current year presentation. Such reclassifications had no effect on the Fund's net income or capital.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.72% of the Fund's average daily net assets on assets up to $200 million, 0.65% annually on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million. For the six months ended April 30, 2004 the Manager earned from the Fund $4,568,580.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.36% of the Fund's average daily net assets on assets up to $200 million, 0.325% on assets from $200 million to $500 million and 0.25% on assets in excess of $500 million.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC ("the Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $29,914 for the six months ended April 30, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $5,256, $391,493 and $564, respectively, for the six months ended April 30, 2004.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended April 30, 2004 amounted to $3,058,670.

(E) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In

                                                    www.mainstayfunds.com     17
addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Capital Appreciation Fund only pays a portion of the fees identified above.

NOTE 4 -- FEDERAL INCOME TAX:
At October 31, 2003, for federal income tax purposes, capital loss carryforwards of $263,604,851 were available as shown in the table below, to the extent provided by regulations, to offset future realized gains of the Fund through the years indicated. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

      CAPITAL LOSS               AMOUNT
    AVAILABLE THROUGH            (000'S)
          2009                  $109,823
          2010                   104,708
          2011                    49,074
---------------------------------------------
                                $263,605
---------------------------------------------

NOTE 5 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2004, purchases and sales of securities, other than short-term securities, were $156,829 and $285,960, respectively.

As of April 30, 2004, the Fund had securities on loan with an aggregate market value of $150,458,645. The Fund received $158,617,156 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

NOTE 6 -- LINE OF CREDIT:
The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2004.

NOTE 7 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                 SIX MONTHS ENDED
                                 APRIL 30, 2004*
                       CLASS A  CLASS B  CLASS C  CLASS I**

Shares sold              1,336    1,798       29      --(a)
Shares issued in
  reinvestment of
  dividends and
  distributions             --       --       --         --
-----------------------------------------------------------
                         1,336    1,798       29      --(a)
Shares redeemed        (3,135)  (4,285)     (53)         --
-----------------------------------------------------------
Net increase
  (decrease)           (1,799)  (2,487)     (24)      --(a)
-----------------------------------------------------------

                                   JANUARY 1, THROUGH
                                   OCTOBER 31, 2003***
                                CLASS A  CLASS B  CLASS C

Shares sold                       3,545    3,603       42
Shares issued in reinvestment
  of dividends and
  distributions                      --       --       --
---------------------------------------------------------
                                  3,545    3,603       42
Shares redeemed                 (3,569)  (7,609)     (94)
---------------------------------------------------------
Net decrease                       (24)  (4,006)     (52)
---------------------------------------------------------

                                       YEAR ENDED
                                    DECEMBER 31, 2002
                                CLASS A  CLASS B  CLASS C

Shares sold                       4,496    4,679       65
Shares issued in reinvestment
  of dividends and
  distributions                      --       --       --
---------------------------------------------------------
                                  4,496    4,679       65
Shares redeemed                 (5,623)  (14,004)   (185)
---------------------------------------------------------
Net decrease                    (1,127)  (9,325)    (120)
---------------------------------------------------------

(a)  Less than one-thousand.
*   Unaudited.
**  First offered on January 1, 2004.
*** The Fund changed its fiscal year end from December 31 to October 31.

 18   MainStay Capital Appreciation Fund

NOTE 8 -- OTHER MATTERS:

(A) On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's reports on the Trust's financial statements for the period ended October 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

(B) NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. NYLIM and the MainStay Equity Index Fund are currently seeking to resolve the SEC Staff's concerns regarding these matters, although there can be no assurance at this time as to the outcome of these efforts.

                                                    www.mainstayfunds.com     19

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              55           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Manager, NYLIFE Distributors LLC; Vice
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 portfolios);
                                                 President, Eclipse Funds Inc. (10
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                23           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   23           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           23           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                23           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               23           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

 20   MainStay Capital Appreciation Fund

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        MICHAEL H.        Trustee since 2003     Retired. Independent Consultant (1999 to            23           None
        SUTTON+                                  present) (accounting and capital market
        9/19/40                                  regulation); Consultant, Financial
                                                 Accounting Standards Board (1998 to
                                                 1999); Chief Accountant, United States
                                                 Securities and Exchange Commission (1995
                                                 to 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Trustee since 1994     Advisor (July 2003 to present) and                  23           None
        TRUTANIC                                 Managing Director (2001 to 2003), The
        2/13/52                                  Carlyle Group (private investment firm);
                                                 Chairman and Chief Executive Officer,
                                                 Somerset Group (financial advisory firm);
                                                 Senior Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             36           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.;
                                                 Manager, NYLIFE Distributors LLC;
                                                 Director, New York Life Trust Company.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    61           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Chief Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ROBERT A.         Secretary since 2001   Senior Managing Director, General Counsel           55           None
        ANSELMI                                  and Secretary, New York Life Investment
        10/19/46                                 Management LLC (including predecessor
                                                 advisory organizations); Secretary, New
                                                 York Life Investment Management Holdings
                                                 LLC; Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIFE Distributors LLC;
                                                 Secretary, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds Inc., and Eclipse Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc., (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             55           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 NYLIFE Securities Inc.; Vice
                                                 President-Financial Operations and Chief
                                                 Financial Officer, NYLIFE Distributors
                                                 LLC; Tax Vice President, New York Life
                                                 International, LLC; Tax Vice President,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     + Resigned effective June 11, 2004.

                                                    www.mainstayfunds.com     21

MAINSTAY FUNDS

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Core Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT AUDITORS

KPMG LLP

 22   MainStay Capital Appreciation Fund

This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LOGO)

------------------------------------------------
/ Not FDIC insured. / No bank guarantee. / May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2004 by NYLIFE Distributors LLC. All rights reserved.       SEC File Number:
                                                                       811-04550

NYLIM-A05452         (RECYCLE LOGO)                                 MSCA10-06/04

(MAINSTAY LOGO)

                                             MAINSTAY(R)
                                             CONVERTIBLE FUND

                                             The MainStay(R) Funds

                                             Semiannual Report
                                             Unaudited

                                             April 30, 2004

MESSAGE FROM
THE PRESIDENT

Most domestic and international stock markets advanced during the six months ended April 30, 2004. The U.S. economy generally improved, with real gross domestic product growing at a seasonally adjusted annual rate of 4.1% in the fourth quarter of 2003 and, according to preliminary estimates, rising 4.4% in the first quarter of 2004. Inflation remained relatively modest throughout the reporting period but increased enough to reassure the Federal Reserve that unwanted deflation was no longer a serious concern.

Increases in corporate productivity led to worries that we might be having a "jobless recovery." In early April, however, the release of March employment figures showed a dramatic rise in nonfarm payrolls. Unfortunately, the combination of higher employment and rising inflation suggested that the Federal Reserve might soon move to raise interest rates. Bond markets adjusted to accommodate this perception, with yields rising and prices declining in April. The stock market, which had recorded relatively steady gains since mid-March of 2003, became increasingly volatile from late January through the end of April 2004.

In March and April, bond yields rose to reflect the increasing likelihood of a less-accommodative monetary policy. Since bond prices and yields tend to move in opposite directions, several bond indices recorded negative price performance during the six-month reporting period, but most provided positive total returns.

A weak U.S. dollar helped strengthen the performance of international stocks and was good news for U.S. exporters. The strengthening Japanese economy was greeted as positive news by international investors, but moves to decelerate the rapid economic growth in China were not as favorably received. Several international markets provided double-digit total returns for the six-month reporting period.

On January 1, 2004, the Eclipse Funds were re-branded as MainStay Funds. The change was part of a repositioning initiative at New York Life Investment Management LLC. During the reporting period, some Funds were merged, others liquidated, and still others renamed. The result was a single, robust, and integrated mutual fund family that gives investors a more comprehensive array of alternatives.

At MainStay, each of our Funds seeks to achieve its investment objective through consistent application of an established investment process. Whether the investments you've chosen use quantitative analysis, fundamental research, or a combination of the two, our disciplines remain the same, even when the markets move. We believe that our time-tested investment strategies can help you pursue your long-range goals with confidence. We hope to continue to serve your investment needs for many years to come.

Sincerely,

/s/ GARY E. WENDLANDT

Gary E. Wendlandt

President

   TABLE OF CONTENTS

   Message from the President                     2
---------------------------------------------------

   Investment and Performance Comparison          3
---------------------------------------------------

   Portfolio Management Discussion and
   Analysis                                       6
---------------------------------------------------

   Portfolio Composition                          7

   Portfolio of Investments                       8
---------------------------------------------------

   Financial Statements                          15
---------------------------------------------------

   Notes to Financial Statements                 20
---------------------------------------------------

   Trustees and Officers                         25
---------------------------------------------------

   MainStay(R) Funds                             27

 2   MainStay Convertible Fund

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

                                                              SIX     ONE     FIVE    TEN
BENCHMARKS                                                   MONTHS   YEAR   YEARS   YEARS
CREDIT SUISSE FIRST BOSTON(TM) CONVERTIBLE SECURITIES
INDEX(1)                                                      6.43%  18.62%   6.21%   9.87%
AVERAGE LIPPER CONVERTIBLE SECURITIES FUND(2)                 5.78   19.66    5.58    9.15

 CLASS A SHARES
--------------------------------------------------------------------------------

                               SIX      ONE    FIVE     TEN
TOTAL RETURNS                 MONTHS   YEAR    YEARS   YEARS
------------------------------------------------------------
With sales charges            -1.01%   9.63%   5.86%   8.36%
Excluding sales charges       4.75     16.01   7.07    8.98

                                                                 MAINSTAY CONVERTIBLE FUND          CSFB CONVERTIBLE SEC INDEX
                                                                 -------------------------          --------------------------
4/30/94                                                                      945                               1000
4/30/95                                                                     1042                               1082
4/30/96                                                                     1236                               1339
4/30/97                                                                     1305                               1429
4/30/98                                                                     1578                               1797
4/30/99                                                                     1587                               1895
4/30/00                                                                     2122                               2527
4/30/01                                                                     2113                               2302
4/30/02                                                                     1994                               2107
4/30/03                                                                     1925                               2160
4/30/04                                                                     2233                               2562

                                                    -- MainStay Convertible Fund
                      -- Credit Suisse First Boston Convertible Securities Index

 CLASS B SHARES
--------------------------------------------------------------------------------

                               SIX      ONE    FIVE     TEN
TOTAL RETURNS                 MONTHS   YEAR    YEARS   YEARS
------------------------------------------------------------
With sales charges            -0.64%   10.12%  5.99%   8.22%
Excluding sales charges       4.36     15.12   6.28    8.22

                                                                 MAINSTAY CONVERTIBLE FUND          CSFB CONVERTIBLE SEC INDEX
                                                                 -------------------------          --------------------------
4/30/94                                                                     1000                               1000
4/30/95                                                                     1095                               1082
4/30/96                                                                     1290                               1339
4/30/97                                                                     1355                               1429
4/30/98                                                                     1628                               1797
4/30/99                                                                     1624                               1895
4/30/00                                                                     2156                               2527
4/30/01                                                                     2132                               2302
4/30/02                                                                     1996                               2107
4/30/03                                                                     1913                               2160
4/30/04                                                                     2203                               2562

                                                    -- MainStay Convertible Fund
                      -- Credit Suisse First Boston Convertible Securities Index

 CLASS C SHARES
--------------------------------------------------------------------------------

                               SIX      ONE    FIVE     TEN
TOTAL RETURNS                 MONTHS   YEAR    YEARS   YEARS
------------------------------------------------------------
With sales charges            3.36 %   14.12%  6.28%   8.22%
Excluding sales charges       4.36     15.12   6.28    8.22

                                                                 MAINSTAY CONVERTIBLE FUND          CSFB CONVERTIBLE SEC INDEX
                                                                 -------------------------          --------------------------
4/30/94                                                                     1000                               1000
4/30/95                                                                     1095                               1082
4/30/96                                                                     1290                               1339
4/30/97                                                                     1355                               1429
4/30/98                                                                     1628                               1797
4/30/99                                                                     1624                               1895
4/30/00                                                                     2156                               2527
4/30/01                                                                     2132                               2302
4/30/02                                                                     1996                               2107
4/30/03                                                                     1913                               2160
4/30/04                                                                     2203                               2562

                                                    -- MainStay Convertible Fund
                      -- Credit Suisse First Boston Convertible Securities Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $1,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Performance for Class A and Class C shares, first offered 1/3/95 and 9/1/98, respectively, includes the historical performance of Class B shares from inception (5/1/86) through 12/31/94 for Class A and through 8/31/98 for Class C, adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for such shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     3

1. The Credit Suisse First Boston(TM) Convertible Securities Index is an unmanaged index that generally includes 250 to 300 issues. Convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by S&P; and preferreds must have a minimum of 500,000 shares outstanding. Eurobonds are also included if they are issued by U.S.-domiciled companies, are rated B- or higher by S&P, and have an issue size of greater than $100 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

 4   MainStay Convertible Fund

 $1,000 INVESTED IN MAINSTAY CONVERTIBLE FUND
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                             ENDING ACCOUNT                  VALUE
                                                              VALUE (BASED                 (BASED ON
                                                 BEGINNING     ON ACTUAL      EXPENSES    HYPOTHETICAL    EXPENSES
                                                  ACCOUNT     RETURNS AND       PAID       5% RETURN        PAID
                                                   VALUE       EXPENSES)       DURING      AND ACTUAL      DURING
SHARE CLASS                                       11/1/03       4/30/04        PERIOD      EXPENSES)       PERIOD
------------------------------------------------------------------------------------------------------------------
CLASS A SHARES(1)                                 $1,000         $1,048         $ 7          $1,043         $ 7
------------------------------------------------------------------------------------------------------------------

CLASS B SHARES(1)                                 $1,000         $1,044         $11          $1,040         $11
------------------------------------------------------------------------------------------------------------------

CLASS C SHARES(1)                                 $1,000         $1,044         $11          $1,040         $11
------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).

                                                     www.mainstayfunds.com     5

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Edward Silverstein and Edmund C. Spelman of MacKay Shields LLC

WHAT FACTORS AFFECTED THE CONVERTIBLE BOND MARKET DURING THE SIX MONTHS ENDED APRIL 30, 2004?

Stocks advanced for much of the period, but stalled in March and April. In April, interest rates rose when higher-than-expected employment and inflation data led investors to anticipate Federal Reserve tightening. While an improving economy should be good for stocks, the higher borrowing costs associated with higher interest rates may have a negative impact. Meanwhile, geopolitical tensions, terrorist attacks, instability in Saudi Arabia, and the rising price of oil have weighed on the stock market. Convertible bonds are affected by factors that affect both stocks and bonds.

WERE THERE ANY MEANINGFUL ADJUSTMENTS TO THE FUND'S PORTFOLIO DURING THE REPORTING PERIOD?

We increased the Fund's weighting in the energy sector, with a focus on oil service stocks. We believe that the sustained high price of oil and gas will lead to increased drilling, which will lead to higher earnings for oil service companies. We also reduced the number of Fund holdings from approximately 170 to
110. In the process, we eliminated several smaller positions that required a disproportionate amount of management attention in light of their negligible impact on the Fund's performance. We also pared the common stock portion of the portfolio from approximately 18% to 10% to focus on core convertible disciplines and bring the Fund closer in line with its peers.

WHAT WERE SOME OF THE FUND'S SUCCESS STORIES?

Tyco International was an interesting turnaround story. The new CEO, who came from Motorola, has helped the company put some of its past difficulties to rest. Since the company is well positioned for an improving economy, we continue to feel positively about Tyco. The Fund also benefited from the rise in oil and gas prices through investments in Halliburton and Devon Energy.

WHAT WERE SOME EXAMPLES OF SECURITIES THAT PRODUCED DISAPPOINTING RESULTS?

All semiconductor companies declined over the period and the Fund's holdings in Cypress Semiconductor and Micron Technology fell along with their peer group. The high oil prices that helped energy companies hurt airlines, which placed Delta Air Lines and Alaska Air Group on our list of poor performers.

WERE THERE ANY PARTICULARLY INTERESTING SALES?

We continually look for opportunities to participate in upside potential and manage downside risk. We sold Genentech after considerable attention was given to the company's new colon-cancer drug, Avastin. Realizing that it was not a cure and that the stock was trading at more than 100 times forward earnings, we sold the Fund's position, since the stock appeared fully valued. Perhaps the most important sales were Delta Airlines and Continental Airlines, two stocks that suffered from rising fuel costs and would face a very high level of risk if the U.S. suffered another major terrorist incident.

WHAT IS YOUR OUTLOOK FOR THE CONVERTIBLE MARKET?

Certainly oil and gas prices will continue to affect the economic outlook, as will geopolitical tensions and the terrorist threat. We believe that interest rates will continue to rise. Yet, in our opinion, a strengthening economy and the prospect for improved corporate profits will carry the day in the stock market and share prices will be higher at year-end, which may drive the convertible bond market higher.

HOW HAVE YOU POSITIONED THE FUND GIVEN YOUR OUTLOOK?

We have placed a greater weighting on convertible bonds that are more sensitive to the performance of the underlying equity and are less vulnerable to a decline in value as a result of rising interest rates. Given our expectations for an improving economy, we continue to hold overweighted positions in cyclical businesses such as machinery and materials, with a focus on paper companies such as International Paper, Bowater, and Smurfit Stone Container. We believe that high energy prices are here to stay for some time, as long as the U.S. economy does not fall back into recession. As China continues to import tremendous quantities of crude oil for its growing economy, the Fund's largest overweighted position is in energy companies, particularly in the oil & gas equipment & services industry.

Overall, we are optimistic for the performance of the equity markets and in turn convertible bonds for the remainder of the year. Convertibles provide investors with much higher yields than equities, without the same risk of a decline in principal that straight bonds are likely to have in a rising interest-rate environment. More importantly, convertibles allow for upside participation in the equity market with less downside risk.

Past performance is no guarantee of future results. Investment objectives may not be met, as the underlying investment options are subject to market risk and fluctuations in value. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility.

 6   MainStay Convertible Fund

MainStay Convertible Fund's portfolio manager changed during the reporting period. The Fund is now managed by Edward Silverstein and Edmund C. Spelman.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 PORTFOLIO COMPOSITION AS OF APRIL 30, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Convertible Bonds                                                                66.30
Short-Term Investments                                                           18.20
Convertible Preferred Stocks                                                     18.00
Common Stocks                                                                     9.90
Liabilities in Excess of Cash and Other Assets                                  -12.40

                                                     www.mainstayfunds.com     7

PORTFOLIO OF INVESTMENTS APRIL 30, 2004 UNAUDITED

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
CONVERTIBLE SECURITIES (84.3%)+
---------------------------------------------------------------------------------

CONVERTIBLE BONDS (66.3%)
---------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.8%)
Lockheed Martin Corp.
  0.87%, due 8/15/33 (c)(d)                         $   4,530,000   $   4,596,953
                                                                    -------------

AIRLINES (1.3%)
AirTran Holdings, Inc.
  7.00%, due 7/1/23                                       400,000         627,000
Alaska Air Group, Inc.
  3.61%, due 3/21/23 (c)                                4,470,000       4,958,906
Delta Air Lines, Inc.
  2.875%, due 2/18/24 (b)                                 990,000         654,638
  8.00%, due 6/3/23                                     2,030,000       1,245,913
                                                                    -------------
                                                                        7,486,457
                                                                    -------------
BIOTECHNOLOGY (0.5%)
Genzyme Corp.
  3.00%, due 5/15/21                                    3,015,000       3,052,687
                                                                    -------------
CAPITAL MARKETS (7.0%)
Affiliated Managers Group, Inc.
  (zero coupon), due 5/7/21 (e)                         3,650,000       3,622,625
Credit Suisse First Boston, Inc. 0.50%, due
  3/21/11 (b)                                           6,600,000       6,319,500
Legg Mason, Inc.
  (zero coupon), due 6/6/31 (d)(e)                      6,620,000       4,857,425
Lehman Brothers Holdings, Inc.
  Series DIA (Diamonds Trust)
  0.25%, due 10/2/07 (f)                                5,100,000       5,928,750
Merrill Lynch & Co., Inc.
  (zero coupon), due 3/13/32 (c)                        2,500,000       2,543,750
  Series DIA (Diamonds Trust)
  0.25%, due 5/17/10 (b)(f)                             6,680,000       7,498,300
Morgan Stanley & Co. Series JPM (J.P. Morgan Chase
  & Co.)
  0.30%, due 1/30/11 (f)                                6,325,000       6,040,375
  Series JPM (J.P. Morgan Chase & Co.)
  0.30%, due 7/30/11 (f)                                5,675,000       5,419,625
                                                                    -------------
                                                                       42,230,350
                                                                    -------------
COMMERCIAL BANKS (0.9%)
Wells Fargo & Co.
  0.881%, due 5/1/33 (c)                                5,345,000       5,331,637
                                                                    -------------

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
COMMERCIAL SERVICES & SUPPLIES (1.1%)
Cendant Corp.
  3.875%, due 11/27/11 (d)                          $   3,230,000   $   3,508,587
Waste Connections, Inc.
  1.63%, due 5/1/22 (c)(d)                              2,685,000       2,839,388
                                                                    -------------
                                                                        6,347,975
                                                                    -------------
COMMUNICATIONS EQUIPMENT (2.4%)
Avaya, Inc.
  (zero coupon) due 10/31/21 (e)                        3,590,000       2,185,413
Brocade Communications Systems, Inc.
  2.00%, due 1/1/07                                     2,445,000       2,276,906
CIENA Corp.
  3.75%, due 2/1/08                                     4,335,000       4,026,131
Corning, Inc.
  3.50%, due 11/1/08                                    2,755,000       3,474,744
Extreme Networks, Inc.
  3.50%, due 12/1/06                                    2,260,000       2,214,800
                                                                    -------------
                                                                       14,177,994
                                                                    -------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
At Home Corp.
  4.75%, due 12/15/06 (g)                               9,147,056       1,326,323
Corecomm Ltd.
  6.00%, due 10/1/06 (g)(h)                             1,500,000          37,500
                                                                    -------------
                                                                        1,363,823
                                                                    -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.5%)
Agilent Technologies, Inc.
  3.00%, due 12/1/21 (d)                                3,115,000       3,282,431
                                                                    -------------
ENERGY EQUIPMENT & SERVICES (11.8%)
*BJ Services Co.
  0.3954%, due 4/24/22                                 16,525,000      14,046,250
Halliburton Co.
  3.125%, due 7/15/23                                   2,875,000       3,144,531
*Lehman Brothers Holdings, Inc. Series HAL
  (Halliburton Co.)
  0.25%, due 9/25/10 (f)                               11,530,000      12,841,537
Nabors Industries, Ltd. (zero coupon), due 2/5/21       5,250,000       3,471,563
*Pride International, Inc.
  2.50%, due 3/1/07 (d)                                11,912,500      13,758,938
*Schlumberger Ltd.
  Series A
  1.50%, due 6/1/23                                    22,490,000      23,333,375
                                                                    -------------
                                                                       70,596,194
                                                                    -------------

+ Percentages indicated are based on Fund net assets.
* Fund's 10 largest holdings. May be subject to change daily.

 8   MainStay Convertible Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
CONVERTIBLE BONDS (CONTINUED)
---------------------------------------------------------------------------------
FOOD & STAPLES RETAILING (2.9%)
*SUPERVALU, Inc.
  (zero coupon), due 11/2/31 (e)                    $  27,180,000   $   9,377,100
Whole Foods Market, Inc. (zero coupon), due 3/2/18
  (d)                                                   9,540,000       8,192,475
                                                                    -------------
                                                                       17,569,575
                                                                    -------------
FOOD PRODUCTS (0.3%)
General Mills, Inc.
  (zero coupon), due 10/28/22                           2,850,000       2,048,438
                                                                    -------------
HEALTH CARE EQUIPMENT & SUPPLIES (4.1%)
ALZA Corp.
  (zero coupon), due 7/28/20 (d)                        7,025,000       5,321,437
Fisher Scientific International, Inc.
  2.50%, due 10/1/23                                    4,765,000       6,903,294
  3.25%, due 3/1/24 (d)                                 1,555,000       1,669,681
Medtronic, Inc.
  1.25%, due 9/15/21 (d)                                6,935,000       7,255,744
Wilson Greatbatch Technologies, Inc.
  2.25%, due 6/15/13                                    3,285,000       3,679,200
                                                                    -------------
                                                                       24,829,356
                                                                    -------------
HEALTH CARE PROVIDERS & SERVICES (1.1%)
Health Management Associates, Inc.
  1.50%, due 8/1/23                                     2,779,000       3,043,005
Quest Diagnostics, Inc.
  1.75%, due 11/30/21 (d)                               3,520,000       3,770,800
                                                                    -------------
                                                                        6,813,805
                                                                    -------------
HOTELS, RESTAURANTS & LEISURE (4.2%)
Brinker International, Inc.
  (zero coupon), due 10/10/21                          10,620,000       7,699,500
Goldman Sachs Group, Inc. (The) Series MCD
  (McDonald's Corp.)
  (zero coupon), due 8/27/09 (f)                        5,380,000       5,447,250
GTECH Holdings Corp.
  1.75%, due 12/15/21                                     960,000       2,149,200
International Game Technology (zero coupon), due
  1/29/33                                               3,155,000       2,665,975
Mandalay Resort Group
  1.86%, due 3/21/33 (c)(d)                             5,125,000       7,219,844
                                                                    -------------
                                                                       25,181,769
                                                                    -------------

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
HOUSEHOLD PRODUCTS (0.8%)
Merrill Lynch & Co., Inc.
  Series PG (Proctor & Gamble Co., The)
  0.40%, due 4/15/10 (b)(f)                         $   4,520,000   $   4,921,150
                                                                    -------------

INDUSTRIAL CONGLOMERATES (2.3%)
Tyco International Group S.A. Series A
  2.75%, due 1/15/18                                    4,975,000       6,535,906
  Series B
  3.125%, due 1/15/23                                   5,010,000       7,020,263
                                                                    -------------
                                                                       13,556,169
                                                                    -------------
INSURANCE (1.4%)
American International Group, Inc.
  0.50%, due 5/15/07                                    3,920,000       3,807,300
Citigroup Global Markets Holdings, Inc.
  Series MET (MetLife, Inc.)
  0.50%, due 10/6/10 (f)                                4,215,000       4,494,244
                                                                    -------------
                                                                        8,301,544
                                                                    -------------
INTERNET SOFTWARE & SERVICES (0.2%)
Ask Jeeves, Inc.
  (zero coupon), due 6/1/08                               510,000       1,126,463
                                                                    -------------

IT SERVICES (0.7%)
DST Systems, Inc.
  Series A
  4.125%, due 8/15/23 (d)                               3,550,000       4,331,000
                                                                    -------------

MACHINERY (2.2%)
Navistar Financial Corp.
  4.75%, due 4/1/09 (d)                                 6,970,000       7,423,050
Navistar International Corp.
  2.50%, due 12/15/07 (d)                               2,090,000       3,108,875
Wabash National Corp.
  3.25%, due 8/1/08                                     1,790,000       2,785,688
                                                                    -------------
                                                                       13,317,613
                                                                    -------------
MEDIA (3.1%)
Interpublic Group of
  Cos., Inc. (The)
  4.50%, due 3/15/23                                    1,020,000       1,547,850
Lamar Advertising Co.
  2.875%, due 12/31/10 (d)                              2,970,000       3,229,875
Lehman Brothers, Inc. Series VIA (Viacom, Inc.)
  0.25%, due 9/30/10 (f)                                5,685,000       5,386,537
Liberty Media Corp.
  0.75%, due 3/30/23                                    2,460,000       2,767,500

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com     9

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
CONVERTIBLE BONDS (CONTINUED)
---------------------------------------------------------------------------------
MEDIA (CONTINUED)
Sirius Satellite Radio, Inc. 2.50%, due 2/15/09
  (b)                                               $     890,000   $     967,875
Walt Disney Co. (The)
  2.125%, due 4/15/23 (d)                               4,470,000       4,704,675
                                                                    -------------
                                                                       18,604,312
                                                                    -------------
METALS & MINING (0.8%)
Freeport-McMoRan Copper & Gold, Inc.
  7.00%, due 2/11/11                                    1,630,000       2,243,288
Placer Dome, Inc.
  2.75%, due 10/15/23                                   2,290,000       2,473,200
                                                                    -------------
                                                                        4,716,488
                                                                    -------------
MULTI-UTILITIES & UNREGULATED POWER (1.8%)
Calpine Corp.
  4.75%, due 11/15/23 (b)                               7,025,000       6,542,031
Reliant Energy, Inc.
  5.00%, due 8/15/10                                    3,470,000       4,242,075
                                                                    -------------
                                                                       10,784,106
                                                                    -------------
OIL & GAS (0.7%)
Citigroup Global Markets Holding, Inc.
  Series XOI (American Stock Exchange Oil Index)
  0.25%, due 2/18/10 (f)                                3,115,000       3,973,182
                                                                    -------------
PAPER & FOREST PRODUCTS (3.2%)
International Paper Co.
  (zero coupon), due 6/20/21                            6,705,000       3,704,512
*Lehman Brothers Holdings, Inc. Series IP
  (International
  Paper Co.)
  0.25%, due 5/8/10 (f)                                10,540,000      11,132,875
Merrill Lynch & Co., Inc. Series MWV (MeadWestvaco
  Corp.)
  0.25%, due 7/28/10 (f)                                4,185,000       4,164,075
                                                                    -------------
                                                                       19,001,462
                                                                    -------------
PHARMACEUTICALS (5.3%)
Citigroup Global Markets Holdings, Inc.
  Series K (Citigroup Pharmaceutical Basket)
  0.75%, due 7/20/09 (f)                                3,220,000       3,592,232

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
PHARMACEUTICALS (CONTINUED)
*Lehman Brothers Holdings, Inc. Series C (Lehman
  Brothers Pharmaceutical Basket)
  0.25%, due 1/13/11 (f)                            $   9,360,000   $   9,020,700
MGI Pharma, Inc.
  1.6821%, due 3/2/24 (b)                               4,785,000       4,216,781
*Teva Pharmaceutical
  Finance N.V.
  0.75%, due 8/15/21                                   10,410,000      15,016,425
                                                                    -------------
                                                                       31,846,138
                                                                    -------------
ROAD & RAIL (0.7%)
Goldman Sachs Group, Inc. (The) Series BNI
  (Burlington Sante Fe Corp.)
  1.00%, due 10/30/07 (f)                               3,855,000       3,956,194
                                                                    -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.1%)
Cymer, Inc.
  3.50%, due 2/15/09 (d)                                2,625,000       2,654,531
Cypress Semiconductor Corp. 1.25%, due 6/15/08          2,705,000       3,198,663
Fairchild Semiconductor International, Inc.
  5.00%, due 11/1/08 (d)                                4,190,000       4,320,937
Micron Technology, Inc.
  2.50%, due 2/1/10 (d)                                 1,905,000       2,500,313
                                                                    -------------
                                                                       12,674,444
                                                                    -------------
SPECIALTY RETAIL (1.2%)
AnnTaylor Stores Corp.
  0.55%, due 6/18/19                                    6,305,000       4,744,512
Gap, Inc. (The)
  5.75%, due 3/15/09                                    1,620,000       2,342,925
                                                                    -------------
                                                                        7,087,437
                                                                    -------------
TRANSPORTATION INFRASTRUCTURE (0.7%)
Morgan Stanley
  Series CNI (Canadian National Railway Co.)
  (zero coupon), due 5/30/10 (f)                        4,050,000       4,120,875
                                                                    -------------
Total Convertible Bonds
  (Cost $388,072,196)                                                 397,228,021
                                                                    -------------
                                                           SHARES
CONVERTIBLE PREFERRED STOCKS (18.0%)
---------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.7%)
Northrop Grumman Corp.
  7.25% (i)                                                42,140       4,409,108
                                                                    -------------

 10   MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES           VALUE
CONVERTIBLE PREFERRED STOCKS (CONTINUED)
---------------------------------------------------------------------------------
w
AIRLINES (0.3%)
Continental Air Finance Trust II
  6.00%                                                    62,800   $   1,554,300
                                                                    -------------
AUTOMOBILES (4.0%)
Ford Motor Co. Captital Trust II
*6.50%                                                    217,000      12,245,310
General Motors Corp.
  5.25%, Series B                                          86,300       2,179,938
*6.25%, Series C                                          315,000       9,601,200
                                                                    -------------
                                                                       24,026,448
                                                                    -------------
CAPITAL MARKETS (0.7%)
Gabelli Asset Management, Inc. 6.95%                      134,200       3,342,922
State Street Corp.
  6.75%                                                     2,600         607,750
                                                                    -------------
                                                                        3,950,672
                                                                    -------------
COMMERCIAL SERVICES & SUPPLIES (0.8%)
Cendant Corp.
  7.75%                                                    94,600       4,711,080
                                                                    -------------
COMMUNICATIONS EQUIPMENT (0.3%)
Lucent Technologies Capital Trust I
  7.75%                                                     1,642       1,917,035
                                                                    -------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
CenturyTel, Inc.
  6.875%                                                   44,500       1,096,035
                                                                    -------------

ELECTRIC UTILITIES (1.9%)
Dominion Resources, Inc.
  9.50% (j)                                                41,600       2,317,120
FPL Group, Inc.
  8.00%                                                    78,800       4,411,224
PPL Capital Funding Trust I 7.75% (k)                     220,900       4,656,572
                                                                    -------------
                                                                       11,384,916
                                                                    -------------
INSURANCE (2.7%)
Hartford Financial Services Group, Inc. (The)
  6.00%                                                    25,300       1,509,145
  7.00%                                                    64,000       3,903,360


                                                           SHARES           VALUE
INSURANCE (CONTINUED)
Prudential Financial, Inc.
  6.75%                                                   115,120   $   7,774,054
Travelers Property
  Casualty Corp.
  4.50%                                                   125,800       3,098,454
                                                                    -------------
                                                                       16,285,013
                                                                    -------------
MACHINERY (0.8%)
Cummins Capital Trust I 7.00% (d)                          63,780       4,568,242
                                                                    -------------

MEDIA (0.5%)
Equity Securities Trust II
  6.25%, Series CVC
  (Cablevision Systems Corp.) (d)(f)                       86,900       2,074,738
Interpublic Group of
  Companies, Inc. (The)
  5.375%, Series A                                         22,100       1,271,634
                                                                    -------------
                                                                        3,346,372
                                                                    -------------
MULTI-UTILITIES & UNREGULATED POWER (0.3%)
El Paso Corp.
  9.00% (d)                                                57,400       1,641,640
                                                                    -------------

OFFICE ELECTRONICS (0.3%)
Xerox Corp.
  6.25%                                                    16,100       2,019,584
                                                                    -------------

OIL & GAS (1.6%)
Chesapeake Energy Corp.
  5.00%                                                    19,100       2,122,488
  6.00%                                                    22,600       1,711,950
Kerr-McGee Corp.
  5.50%                                                   114,100       5,954,879
                                                                    -------------
                                                                        9,789,317
                                                                    -------------
PAPER & FOREST PRODUCTS (1.3%)
Boise Cascade Corp.
  7.50% (l)                                                96,670       4,848,000
International Paper Capital Trust
  5.25%                                                    62,600       3,184,775
                                                                    -------------
                                                                        8,032,775
                                                                    -------------
SPECIALTY RETAIL (0.1%)
Toys "R" Us, Inc.
  6.25%                                                    15,600         691,080
                                                                    -------------

THRIFTS & MORTGAGE FINANCE (1.0%)
PMI Group, Inc. (The)
  5.875%                                                  207,100       5,751,167
                                                                    -------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                           SHARES           VALUE
CONVERTIBLE PREFERRED STOCKS (CONTINUED)
---------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.5%)
Nextel Communications, Inc.
  (zero coupon)                                             5,340   $   2,898,285
                                                                    -------------
Total Convertible Preferred Stocks (Cost
  $95,706,269)                                                        108,073,069
                                                                    -------------
Total Convertible Securities (Cost $483,778,465)                      505,301,090
                                                                    -------------
COMMON STOCKS (9.9%)
---------------------------------------------------------------------------------
CAPITAL MARKETS (2.0%)
Bank of New York Co., Inc. (The)                           71,400       2,080,596
Merrill Lynch & Co., Inc.                                  99,900       5,417,577
S&P 500 Depositary Receipt (d)(m)                          39,200       4,349,632
                                                                    -------------
                                                                       11,847,805
                                                                    -------------
COMMERCIAL BANKS (0.3%)
Bank One Corp.                                             42,000       2,073,540
                                                                    -------------
COMMUNICATIONS EQUIPMENT (0.5%)
Cisco Systems, Inc.                                        40,700         849,409
Motorola, Inc.                                            106,300       1,939,975
                                                                    -------------
                                                                        2,789,384
                                                                    -------------
CONTAINERS & PACKAGING (1.2%)
Packaging Corp. of America                                 47,700       1,048,446
Smurfit-Stone
  Container Corp. (a)                                     357,600       6,147,144
                                                                    -------------
                                                                        7,195,590
                                                                    -------------
DIVERSIFIED FINANCIAL SERVICES (0.9%)
Citigroup, Inc.                                           111,870       5,379,828
                                                                    -------------

ENERGY EQUIPMENT & SERVICES (1.8%)
Cooper Cameron Corp. (a)                                   65,700       3,176,595
Halliburton Co.                                           143,100       4,264,380
Tidewater, Inc.                                            31,800         897,078
Transocean, Inc. (a)                                       92,700       2,574,279
                                                                    -------------
                                                                       10,912,332
                                                                    -------------
HOTELS, RESTAURANTS & LEISURE (0.7%)
Brinker International, Inc. (a)(d)                        102,200       3,930,612
FHC Delaware, Inc. (a)(h)                                  54,216             542
                                                                    -------------
                                                                        3,931,154
                                                                    -------------


                                                           SHARES           VALUE
MEDIA (0.6%)
Clear Channel
  Communications, Inc.                                     48,700   $   2,020,563
Time Warner, Inc. (a)                                      58,700         987,334
XM Satellite Radio
  Holdings, Inc. (a)                                       22,200         531,912
                                                                    -------------
                                                                        3,539,809
                                                                    -------------
PAPER & FOREST PRODUCTS (1.1%)
Bowater, Inc.                                             119,200       5,000,440
International Paper Co.                                    36,000       1,451,520
                                                                    -------------
                                                                        6,451,960
                                                                    -------------
SOFTWARE (0.8%)
Microsoft Corp.                                           130,300       3,383,891
Oracle Corp. (a)                                          152,900       1,715,538
                                                                    -------------
                                                                        5,099,429
                                                                    -------------
Total Common Stocks
  (Cost $50,344,016)                                                   59,220,831
                                                                    -------------
                                                        PRINCIPAL
                                                           AMOUNT
SHORT-TERM INVESTMENTS (18.2%)
---------------------------------------------------------------------------------
COMMERCIAL PAPER (3.1%)
American General Finance Corp.
  1.01%, due 5/4/04                                 $   5,375,000       5,374,547
UBS Finance (Delaware) LLC 0.98%, due 5/3/04           13,220,000      13,219,251
                                                                    -------------
Total Commercial Paper
  (Cost $18,593,798)                                                   18,593,798
                                                                    -------------
                                                           SHARES
INVESTMENT COMPANIES (1.8%)
AIM Institutional Funds Group (n)                         766,028         766,028
Merrill Lynch Premier Institutional Fund               10,000,000      10,000,000
                                                                    -------------
Total Investment Companies
  (Cost $10,766,028)                                                   10,766,028
                                                                    -------------
                                                        PRINCIPAL
                                                           AMOUNT
MASTER NOTE (1.5%)
Banc of America Securities 1.1874%, due 5/3/04 (n)  $   8,817,000       8,817,000
                                                                    -------------
Total Master Note
  (Cost $8,817,000)                                                     8,817,000
                                                                    -------------

 12   MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
---------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (11.8%)
Banc One Capital Markets, Inc. 1.1799%, dated
  4/30/04
  due 5/3/04 (n)
  Proceeds at Maturity $26,002,556
  (Collateralized by Various Bonds with a
  Principal Amount of $28,341,250 and a Market
  Value of $26,520,133)                             $  26,000,000   $  26,000,000
Countrywide Securities Corp. 1.1324%, dated
  4/30/04
  due 5/3/04 (n)
  Proceeds at Maturity $20,331,918
  (Collateralized by Various Bonds with a
  Principal Amount of $21,273,441 and a Market
  Value of $21,183,672)                                20,330,000      20,330,000
Credit Suisse First Boston LLC
  1.1124%, dated 4/30/04
  due 5/3/04 (n)
  Proceeds at Maturity $6,611,613
  (Collateralized by Various Bonds with a
  Principal Amount of $6,429,564 and a Market
  Value of $6,743,390)                                  6,611,000       6,611,000
Lehman Brothers, Inc. 1.1124%, dated 4/30/04
  due 5/3/04 (n)
  Proceeds at Maturity $1,050,100
  (Collateralized by Various Bonds with a
  Principal Amount of $1,379,766 and a Market
  Value of $1,102,163)                                  1,050,000       1,050,000

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
REPURCHASE AGREEMENTS (CONTINUED)
Merrill Lynch & Co., Inc. 1.1424%, dated 4/30/04
  due 5/3/04 (n)
  Proceeds at Maturity $16,739,593
  (Collateralized by Various Bonds with a
  Principal Amount of $16,420,996 and a Market
  Value of $17,575,331)                             $  16,738,000   $  16,738,000
                                                                    -------------
Total Repurchase Agreements (Cost $70,729,000)                         70,729,000
                                                                    -------------
Total Short-Term Investments (Cost $108,905,826)                      108,905,826
                                                                    -------------
Total Investments
  (Cost $643,028,307) (o)                                   112.4%    673,427,747(p)
Liabilities in Excess of
  Cash and Other Assets                                     (12.4)    (74,013,618)
                                                    -------------   -------------
Net Assets                                                  100.0%  $ 599,414,129
                                                    =============   =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

(a)  Non-income producing security.
(b)  May be sold to institutional investors only.
(c)  Floating rate. Rate shown is the rate in effect at April
     30, 2004.
(d) Represents a security, or a portion thereof, which is out on loan.
(e) LYON-Liquid Yield Option Note: callable, zero coupon securities priced at a deep discount from par. They include a "put" feature that enables holders to redeem them at a specific date, at a specific price. Put prices reflect fixed interest rates, and therefore increase over time.
(f) Synthetic Convertible -- An equity-linked security issued by an entity other than the issuer of the underlying equity instrument.
(g)  Issuer in default.
(h)  Fair valued security.
(i) Equity Units -- each unit reflects 1 Senior Note plus 1 purchase contract to acquire shares of common stock at $100.00 by November 16, 2004.
(j)  PIES Units (Premium Income Equity Security
     Units) -- each unit reflects a Senior note plus 1 purchase contract to acquire shares of common stock at $50.00 by November 16, 2004.
(k)  PEPS Units (Premium Equity Participating Security
     Units) -- each unit reflects a Trust Preferred Security plus 1 purchase contract to acquire shares of common stock at $25.00 by May 18, 2004.
(l) Equity Units -- each unit reflects 1 share of a preferred security of Boise Cascade Trust I plus 1 purchase contract to acquire shares of common stock at a price based on the average trading price by December 16, 2004.
(m) Exchange Traded Fund -- Represents a basket of securities that are traded on an exchange.
(n) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(o) The cost for federal income tax purposes is $647,588,767.
(p)  At April 30, 2004 net unrealized appreciation was
     $25,838,980, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $41,714,559 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $15,875,579.

 14   MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $643,028,307) including
  $77,820,496 market value of securities
  loaned                                        $673,427,747
Deposits with brokers for securities loaned            1,238
Cash                                                     888
Receivables:
  Investment securities sold                      20,826,879
  Dividends and interest                           2,026,017
  Fund shares sold                                   588,359
Other assets                                          30,665
                                                ------------
    Total assets                                 696,901,793
                                                ------------
LIABILITIES:
Securities lending collateral (Note 2)            80,313,266
Payables:
  Investment securities purchased                 15,026,902
  Fund shares redeemed                               806,908
  NYLIFE Distributors                                440,611
  Transfer agent                                     427,265
  Manager                                            364,915
  Custodian                                            4,982
  Trustees                                             3,933
Accrued expenses                                      98,882
                                                ------------
    Total liabilities                             97,487,664
                                                ------------
Net assets                                      $599,414,129
                                                ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     81,680
  Class B                                            382,445
  Class C                                             24,865
Additional paid-in capital                       667,590,509
Accumulated undistributed net investment
  income                                             236,465
Accumulated net realized loss on investments     (99,301,275)
Net unrealized appreciation on investments        30,399,440
                                                ------------
Net assets                                      $599,414,129
                                                ============
CLASS A
Net assets applicable to outstanding shares     $100,045,130
                                                ============
Shares of beneficial interest outstanding          8,167,956
                                                ============
Net asset value per share outstanding           $      12.25
Maximum sales charge (5.50% of offering price)          0.71
                                                ------------
Maximum offering price per share outstanding    $      12.96
                                                ============
CLASS B
Net assets applicable to outstanding shares     $468,883,834
                                                ============
Shares of beneficial interest outstanding         38,244,532
                                                ============
Net asset value and offering price per share
  outstanding                                   $      12.26
                                                ============
CLASS C
Net assets applicable to outstanding shares     $ 30,485,165
                                                ============
Shares of beneficial interest outstanding          2,486,506
                                                ============
Net asset value and offering price per share
  outstanding                                   $      12.26
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 4,360,321
  Interest                                         3,899,957
  Income from securities loaned -- net               113,206
                                                 -----------
    Total income                                   8,373,484
                                                 -----------
EXPENSES:
  Manager                                          2,169,766
  Distribution -- Class B                          1,808,386
  Distribution -- Class C                            110,734
  Transfer agent                                     874,253
  Service -- Class A                                 123,624
  Service -- Class B                                 602,655
  Service -- Class C                                  36,948
  Shareholder communication                           69,821
  Professional                                        45,983
  Recordkeeping                                       43,788
  Custodian                                           34,615
  Registration                                        21,578
  Trustees                                            16,334
  Miscellaneous                                       17,814
                                                 -----------
    Total expenses                                 5,976,299
                                                 -----------
Net investment income                              2,397,185
                                                 -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments                  22,263,941
Net change in unrealized appreciation on
  investments                                      1,661,231
                                                 -----------
Net realized and unrealized gain on investments   23,925,172
                                                 -----------
Net increase in net assets resulting from
  operations                                     $26,322,357
                                                 ===========

(a) Dividends recorded net of foreign withholding taxes of $2,618.

 16   MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                   2004          2003*            2002
INCREASE (DECREASE)
IN NET ASSETS:
Operations:
 Net investment income     $  2,397,185   $  5,451,165   $   9,477,915
 Net realized gain (loss)
  on investments, written
  option and foreign
  currency transactions      22,263,941       (441,110)    (55,144,731)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and foreign
  currency transactions       1,661,231     71,944,969     (14,537,718)
                           -------------------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations            26,322,357     76,955,024     (60,204,534)
                           -------------------------------------------

Dividends to shareholders:

 From net investment
  income:
   Class A                     (724,577)    (1,076,883)     (1,580,733)
   Class B                   (1,726,547)    (3,667,253)     (7,311,178)
   Class C                     (106,416)      (167,186)       (219,203)
                           -------------------------------------------
 Total dividends to
  shareholders               (2,557,540)    (4,911,322)     (9,111,114)
                           -------------------------------------------

Capital share transactions:
 Net proceeds from sale
  of shares:
   Class A                   22,292,677     39,188,090      20,051,677
   Class B                   19,362,112     33,718,114      35,369,125
   Class C                    6,947,464     11,579,475       8,131,432

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends:
   Class A                      624,430        949,687       1,400,688
   Class B                    1,591,400      3,317,307       6,557,319
   Class C                       72,946        115,178         144,085
                           -------------------------------------------
                             50,891,029     88,867,851      71,654,326

 Cost of shares redeemed:
   Class A                  (16,230,060)   (27,482,132)    (20,648,134)
   Class B                  (41,712,486)   (62,229,667)   (107,229,635)
   Class C                   (3,678,180)    (3,553,098)     (4,540,979)
                           -------------------------------------------
                            (61,620,726)   (93,264,897)   (132,418,748)
    Decrease in net
     assets derived from
     capital share
     transactions           (10,729,697)    (4,397,046)    (60,764,422)
                           -------------------------------------------
    Net increase
     (decrease) in net
     assets                  13,035,120     67,646,656    (130,080,070)

                                   2004          2003*            2002

NET ASSETS:
Beginning of period        $586,379,009   $518,732,353   $ 648,812,423
                           -------------------------------------------
End of period              $599,414,129   $586,379,009   $ 518,732,353
                           ===========================================
Accumulated undistributed
 net investment income
 (distributions in excess
 of net investment
 income) at end of period  $    236,465   $    396,820   $    (225,242)
                           ===========================================

*  The Fund changed its fiscal year end from December 31 to October 31.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                         JANUARY 1,
                                            SIX MONTHS      2003                                CLASS A
                                              ENDED        THROUGH     ---------------------------------------------------------
                                            APRIL 30,    OCTOBER 31,                    YEAR ENDED DECEMBER 31,
                                              2004*        2003**        2002       2001       2000       1999            1998
Net asset value at beginning of period       $  11.78      $ 10.31     $ 11.58    $ 12.45    $ 14.53    $ 12.49         $ 13.53
                                             --------      -------     -------    -------    -------    -------         -------
Net investment income                            0.09         0.16        0.25       0.36(d)    0.56       0.55            0.57
Net realized and unrealized gain (loss) on
  investments                                    0.47         1.46       (1.27)     (0.87)(d)    0.42      3.55           (0.38)
Net realized and unrealized gain (loss) on
  foreign currency transactions                    --           --       (0.00)(b)    0.00(b)    0.01     (0.00)(b)       (0.02)
                                             --------      -------     -------    -------    -------    -------         -------
Total from investment operations                 0.56         1.62       (1.02)     (0.51)      0.99       4.10            0.17
                                             --------      -------     -------    -------    -------    -------         -------
Less dividends and distributions:
  From net investment income                    (0.09)       (0.15)      (0.25)     (0.36)     (0.57)     (0.52)          (0.57)
  From net realized gain on investments            --           --          --         --      (2.50)     (1.54)          (0.64)
                                             --------      -------     -------    -------    -------    -------         -------
Total dividends and distributions               (0.09)       (0.15)      (0.25)     (0.36)     (3.07)     (2.06)          (1.21)
                                             --------      -------     -------    -------    -------    -------         -------
Net asset value at end of period             $  12.25      $ 11.78     $ 10.31    $ 11.58    $ 12.45    $ 14.53         $ 12.49
                                             ========      =======     =======    =======    =======    =======         =======
Total investment return (a)                      4.75%       15.86%      (8.88%)    (4.01%)     7.24%     33.91%           1.23%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                        1.41%+       1.85%+      2.30%      2.97%(d)    3.63%     3.84%           3.74%
    Expenses                                     1.33%+       1.38%+      1.37%      1.29%      1.24%      1.29%           1.40%
Portfolio turnover rate                            46%          73%         94%       175%       245%       374%            347%
Net assets at end of period (in 000's)       $100,045      $89,751     $66,871    $74,317    $70,915    $46,254         $42,376

                                                         JANUARY 1,
                                            SIX MONTHS      2003                        CLASS C
                                              ENDED        THROUGH     -----------------------------------------
                                            APRIL 30,    OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                              2004*        2003**        2002       2001       2000       1999
Net asset value at beginning of period       $ 11.79       $ 10.33     $ 11.59    $ 12.46     $14.53     $12.49
                                             -------       -------     -------    -------     ------     ------
Net investment income                           0.04          0.10        0.17       0.27(d)    0.45       0.44
Net realized and unrealized gain (loss) on
  investments                                   0.47          1.45       (1.27)     (0.87)(d)    0.43      3.55
Net realized and unrealized gain (loss) on
  foreign currency transactions                   --            --       (0.00)(b)    0.00(b)    0.01     (0.00)(b)
                                             -------       -------     -------    -------     ------     ------
Total from investment operations                0.51          1.55       (1.10)     (0.60)      0.89       3.99
                                             -------       -------     -------    -------     ------     ------
Less dividends and distributions:
  From net investment income                   (0.04)        (0.09)      (0.16)     (0.27)     (0.46)     (0.41)
  From net realized gain on investments           --            --          --         --      (2.50)     (1.54)
                                             -------       -------     -------    -------     ------     ------
Total dividends and distributions              (0.04)        (0.09)      (0.16)     (0.27)     (2.96)     (1.95)
                                             -------       -------     -------    -------     ------     ------
Net asset value at end of period             $ 12.26       $ 11.79     $ 10.33    $ 11.59     $12.46     $14.53
                                             =======       =======     =======    =======     ======     ======
Total investment return (a)                     4.36%        15.09%      (9.50%)    (4.76%)     6.51%     32.90%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                       0.66%+        1.10%+      1.55%      2.22%(d)    2.88%     3.09%
    Expenses                                    2.08%+        2.13%+      2.12%      2.04%      1.99%      2.04%
Portfolio turnover rate                           46%           73%         94%       175%       245%       374%
Net assets at end of period (in 000's)       $30,485       $26,079     $15,289    $13,241     $7,946     $1,329


                                            SEPTEMBER 1***
                                               THROUGH
                                             DECEMBER 31,
                                                 1998
Net asset value at beginning of period          $12.64
                                                ------
Net investment income                             0.26
Net realized and unrealized gain (loss) on
  investments                                     0.47
Net realized and unrealized gain (loss) on
  foreign currency transactions                   0.02
                                                ------
Total from investment operations                  0.75
                                                ------
Less dividends and distributions:
  From net investment income                     (0.26)
  From net realized gain on investments          (0.64)
                                                ------
Total dividends and distributions                (0.90)
                                                ------
Net asset value at end of period                $12.49
                                                ======
Total investment return (a)                       6.06%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                         2.99%+
    Expenses                                      2.15%+
Portfolio turnover rate                            347%
Net assets at end of period (in 000's)          $   --(c)

*    Unaudited.
**   The Fund changed its fiscal year end from December 31 to
     October 31.
***  Class C Shares were first offered on September 1, 1998.
+    Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.
(c)  Less than one thousand.
(d)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                              CLASS A       CLASS B       CLASS C
                                                              -------       -------       -------
Decrease net investment income                                ($0.00)(b)    ($0.00)(b)    ($0.00)(b)
Increase net realized and unrealized gains and losses           0.00(b)       0.00(b)       0.00(b)
Decrease ratio of net investment income                        (0.07%)       (0.07%)       (0.07%)

 18   MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                 JANUARY 1,
    SIX MONTHS      2003                                        CLASS B
      ENDED        THROUGH         -----------------------------------------------------------------
    APRIL 30,    OCTOBER 31,                            YEAR ENDED DECEMBER 31,
      2004*        2003**            2002           2001           2000       1999            1998
     $  11.79     $  10.33         $  11.59       $  12.46       $  14.53   $  12.49        $  13.52
     --------     --------         --------       --------       --------   --------        --------
         0.04         0.10             0.17           0.27(d)        0.45       0.44            0.46
         0.47         1.45            (1.27)         (0.87)(d)       0.43       3.55           (0.37)
           --           --            (0.00)(b)       0.00(b)        0.01      (0.00)(b)       (0.02)
     --------     --------         --------       --------       --------   --------        --------
         0.51         1.55            (1.10)         (0.60)          0.89       3.99            0.07
     --------     --------         --------       --------       --------   --------        --------
        (0.04)       (0.09)           (0.16)         (0.27)         (0.46)     (0.41)          (0.46)
           --           --               --             --          (2.50)     (1.54)          (0.64)
     --------     --------         --------       --------       --------   --------        --------
        (0.04)       (0.09)           (0.16)         (0.27)         (2.96)     (1.95)          (1.10)
     --------     --------         --------       --------       --------   --------        --------
     $  12.26     $  11.79         $  10.33       $  11.59       $  12.46   $  14.53        $  12.49
     ========     ========         ========       ========       ========   ========        ========
         4.36%       15.09%           (9.50%)        (4.76%)         6.51%     32.90%           0.53%
         0.66%+       1.10%+           1.55%          2.22%(d)       2.88%      3.09%           2.99%
         2.08%+       2.13%+           2.12%          2.04%          1.99%      2.04%           2.15%
           46%          73%              94%           175%           245%       374%            347%
     $468,884     $470,549         $436,572       $561,254       $655,343   $658,197        $656,831

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Convertible Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek capital appreciation together with current income.

The Fund's principal investments include high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund also invests in foreign securities which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of business of the New York Stock Exchange. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. Should the Manager or Subadvisor conclude that such events may have effected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

(B) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates

 20   MainStay Convertible Fund
underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

(C) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

(D) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expenses and prompt sale at an acceptable price may be difficult.

(E) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(F) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(G) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(H) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(I) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the

                                                    www.mainstayfunds.com     21
mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities -- at the valuation date,

(ii) purchases and sales of investment securities, income and expenses -- at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized gain (loss) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

(J) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(K) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.72% of the Fund's average daily net assets on assets up to $500 million, 0.67% on assets from $500 million to $1 billion and 0.62% on assets in excess of $1 billion. For the six months ended April 30, 2004, the Manager earned from the Fund $2,169,766.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee of 0.36% of the Fund's average daily net assets on assets up to $500 million, 0.335% on assets from $500 million to $1 billion and 0.31% on assets in excess of $1 billion.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $29,534 for the six months ended April 30, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $1,463, $143,248 and $4,457, respectively, for the six months ended April 30, 2004.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which

 22   MainStay Convertible Fund

BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended April 30, 2004, amounted to $874,253.
(E) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Convertible Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $6,866 for the six months ended April 30, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $43,788 for the six months ended April 30, 2004.

NOTE 4 -- FEDERAL INCOME TAX:

At October 31, 2003, for federal income tax purposes, capital loss carryforwards of $117,218,633 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

        CAPITAL LOSS               AMOUNT
      AVAILABLE THROUGH            (000'S)

            2009                   $50,394
            2010                    61,799
            2011                     5,026
  ---------------------------------------------
                                  $117,219
  ---------------------------------------------

The tax character of distributions paid during the ten months ended October 31, 2003 and the year ended December 31, 2002, shown in the Statement of Changes in Net Assets, was as follows:

                                         2003         2002
Distributions paid from
  ordinary income:                 $4,911,322   $9,111,114
----------------------------------------------------------

NOTE 5 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2004, purchases and sales of securities, other than short-term securities, were $275,241 and $318,260, respectively.

As of April 30, 2004, the Fund had securities on loan with an aggregate market value of $77,820,496. The Fund received $80,313,266 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

NOTE 6 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2004.

                                                    www.mainstayfunds.com     23

NOTE 7 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                    SIX MONTHS ENDED
                                     APRIL 30, 2004*
                                CLASS A  CLASS B  CLASS C
Shares sold                       1,796    1,561      563
---------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                      51      129        6
---------------------------------------------------------
                                  1,847    1,690      569
---------------------------------------------------------
Shares redeemed                 (1,299)  (3,361)    (294)
---------------------------------------------------------
Net increase (decrease)             548  (1,671)      275
---------------------------------------------------------

                                       JANUARY 1,
                                         THROUGH
                                   OCTOBER 31, 2003**
                                CLASS A  CLASS B  CLASS C
Shares sold                       3,571    3,067    1,048
---------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                      87      305       10
---------------------------------------------------------
                                  3,658    3,372    1,058
---------------------------------------------------------
Shares redeemed                 (2,521)  (5,728)    (326)
---------------------------------------------------------
Net increase (decrease)           1,137  (2,356)      732
---------------------------------------------------------

                                        YEAR ENDED
                                    DECEMBER 31, 2002
                                CLASS A   CLASS B  CLASS C
Shares sold                       1,852     3,267      744
----------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                     131       614       14
----------------------------------------------------------
                                  1,983     3,881      758
----------------------------------------------------------
Shares redeemed                 (1,917)  (10,024)    (420)
----------------------------------------------------------
Net increase (decrease)              66   (6,143)      338
----------------------------------------------------------

*   Unaudited.
**  The Fund changed its fiscal year end from December 31 to October 31.

NOTE 8 -- OTHER MATTERS:

(A) On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's reports on the Trust's financial statements for the period ended October 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

(B) NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. NYLIM and the MainStay Equity Index Fund are currently seeking to resolve the SEC Staff's concerns regarding these matters, although there can be no assurance at this time as to the outcome of these efforts.

 24   MainStay Convertible Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              55           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Manager, NYLIFE Distributors LLC; Vice
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 portfolios);
                                                 President, Eclipse Funds Inc. (10
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                23           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   23           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           23           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                23           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               23           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

                                                    www.mainstayfunds.com     25

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES*
        MICHAEL H.        Trustee since 2003     Retired. Independent Consultant (1999 to            23           None
        SUTTON(+)                                present) (accounting and capital market
        9/19/40                                  regulation); Consultant, Financial
                                                 Accounting Standards Board (1998 to
                                                 1999); Chief Accountant, United States
                                                 Securities and Exchange Commission (1995
                                                 to 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Trustee since 1994     Advisor (July 2003 to present) and                  23           None
        TRUTANIC                                 Managing Director (2001 to 2003), The
        2/13/52                                  Carlyle Group (private investment firm);
                                                 Chairman and Chief Executive Officer,
                                                 Somerset Group (financial advisory firm);
                                                 Senior Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             36           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.;
                                                 Manager, NYLIFE Distributors LLC;
                                                 Director, New York Life Trust Company.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    61           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Chief Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ROBERT A.         Secretary since 2001   Senior Managing Director, General Counsel           55           None
        ANSELMI                                  and Secretary, New York Life Investment
        10/19/46                                 Management LLC (including predecessor
                                                 advisory organizations); Secretary, New
                                                 York Life Investment Management Holdings
                                                 LLC; Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIFE Distributors LLC;
                                                 Secretary, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds Inc., and Eclipse Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc., (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             55           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 NYLIFE Securities Inc.; Vice
                                                 President-Financial Operations and Chief
                                                 Financial Officer, NYLIFE Distributors
                                                 LLC; Tax Vice President, New York Life
                                                 International, LLC; Tax Vice President,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     + Resigned effective June 11, 2004.

 26   MainStay Convertible Fund

MAINSTAY FUNDS

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Core Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT AUDITORS

KPMG LLP

                                                    www.mainstayfunds.com     27

(MAINSTAY LOGO)

------------------------------------------------
GNot FDIC insured. G No bank guarantee. G May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds
(C) 2004 by NYLIFE Distributors LLC. All rights reserved.       SEC File Number:
                                                                       811-04550

NYLIM-A05459         RECYCLE.LOGO                                    MSC10-06/04

(MAINSTAY LOGO)

                                             MAINSTAY(R)
                                             EQUITY INDEX FUND

                                             The MainStay(R) Funds

                                             Semiannual Report
                                             Unaudited

                                             April 30, 2004

                       This page intentionally left blank

 2   MainStay Equity Index Fund

MESSAGE FROM
THE PRESIDENT

Most domestic and international stock markets advanced during the six months ended April 30, 2004. The U.S. economy generally improved, with real gross domestic product growing at a seasonally adjusted annual rate of 4.1% in the fourth quarter of 2003 and, according to preliminary estimates, rising 4.4% in the first quarter of 2004. Inflation remained relatively modest throughout the reporting period but increased enough to reassure the Federal Reserve that unwanted deflation was no longer a serious concern.

Increases in corporate productivity led to worries that we might be having a "jobless recovery." In early April, however, the release of March employment figures showed a dramatic rise in nonfarm payrolls. Unfortunately, the combination of higher employment and rising inflation suggested that the Federal Reserve might soon move to raise interest rates. Bond markets adjusted to accommodate this perception, with yields rising and prices declining in April. The stock market, which had recorded relatively steady gains since mid-March of 2003, became increasingly volatile from late January through the end of April 2004.

In March and April, bond yields rose to reflect the increasing likelihood of a less-accommodative monetary policy. Since bond prices and yields tend to move in opposite directions, several bond indices recorded negative price performance during the six-month reporting period, but most provided positive total returns.

A weak U.S. dollar helped strengthen the performance of international stocks and was good news for U.S. exporters. The strengthening Japanese economy was greeted as positive news by international investors, but moves to decelerate the rapid economic growth in China were not as favorably received. Several international markets provided double-digit total returns for the six-month reporting period.

On January 1, 2004, the Eclipse Funds were re-branded as MainStay Funds. The change was part of a repositioning initiative at New York Life Investment Management LLC. During the reporting period, some Funds were merged, others liquidated, and still others renamed. The result was a single, robust, and integrated mutual fund family that gives investors a more comprehensive array of alternatives.

At MainStay, each of our Funds seeks to achieve its investment objective through consistent application of an established investment process. Whether the investments you've chosen use quantitative analysis, fundamental research, or a combination of the two, our disciplines remain the same, even when the markets move. We believe that our time-tested investment strategies can help you pursue your long-range goals with confidence. We hope to continue to serve your investment needs for many years to come.

Sincerely,

/s/ GARY E. WENDLANDT

Gary E. Wendlandt

President

   TABLE OF CONTENTS

   Message from the President                     3
---------------------------------------------------

   Investment and Performance Comparison          4
---------------------------------------------------

   Portfolio Management Discussion and
   Analysis                                       6
---------------------------------------------------

   Portfolio Composition                          7

   Portfolio of Investments                       8
---------------------------------------------------

   Financial Statements                          16
---------------------------------------------------

   Notes to Financial Statements                 20
---------------------------------------------------

   Trustees and Officers                         24
---------------------------------------------------

   MainStay(R) Funds                             26

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

                                                              SIX     ONE     FIVE    TEN
BENCHMARK                                                    MONTHS   YEAR   YEARS   YEARS
S&P 500(R) INDEX(1)                                           6.27%  22.88%  -2.26%  11.36%
AVERAGE LIPPER S&P 500 INDEX OBJECTIVE FUND (2)                5.92  22.05   -2.78   10.91

 CLASS A SHARES
--------------------------------------------------------------------------------

                         SIX      ONE      FIVE     TEN
TOTAL RETURNS           MONTHS    YEAR    YEARS    YEARS
---------------------------------------------------------
With sales charges      2.59%    18.07%   -3.65%   10.09%
Excluding sales          5.76    21.72    -3.06    10.42
  charges

                                                                 MAINSTAY EQUITY INDEX FUND               S&P 500 INDEX
                                                                 --------------------------               -------------
4/30/94                                                                      970                               1000
4/30/95                                                                     1130                               1175
4/30/96                                                                     1454                               1530
4/30/97                                                                     1806                               1914
4/30/98                                                                     2525                               2700
4/30/99                                                                     3054                               3289
4/30/00                                                                     3332                               3622
4/30/01                                                                     2886                               3152
4/30/02                                                                     2498                               2754
4/30/03                                                                     2148                               2388
4/30/04                                                                     2614                               2934

                                                   -- MainStay Equity Index Fund
                                                                -- S&P 500 Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graph assumes an initial investment of $1,000 and reflects the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 3% and an annual 12b-1 fee of .25%.

1. "S&P 500(R)" and "S&P(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. Standard & Poor's does not sponsor, endorse, sell, or promote the Fund or represent the advisability of investing in the Fund. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Equity Index Fund

 $1,000 INVESTED IN MAINSTAY EQUITY INDEX FUND
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                             ENDING ACCOUNT                  VALUE
                                                              VALUE (BASED                 (BASED ON
                                                 BEGINNING     ON ACTUAL      EXPENSES    HYPOTHETICAL    EXPENSES
                                                  ACCOUNT     RETURNS AND       PAID       5% RETURN        PAID
                                                   VALUE       EXPENSES)       DURING      AND ACTUAL      DURING
SHARE CLASS                                       11/1/03       4/30/04        PERIOD      EXPENSES)       PERIOD
------------------------------------------------------------------------------------------------------------------

CLASS A SHARES(1)                                 $1,000         $1,058          $5          $1,045          $5
------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).

                                                     www.mainstayfunds.com     5

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Francis J. Ok of New York Life Investment Management LLC

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKET DURING THE SIX-MONTHS ENDED APRIL 30, 2004?

When the reporting period began, investor sentiment was changing, since most indicators seemed to show that the U.S. economy was firmly on the path of expansion. Bearish gloom gave way to a general sense of optimism, prompting investors to wonder how high the stock market might rise. Several factors served as catalysts in the U.S. economic recovery. These included the lowest interest rates seen in more than four decades, President Bush's tax cut program, the positive impact of a weaker U.S. dollar on export activity, and slim inventories that stimulated business investment.

The U.S. equity markets, however, were not able to sustain the tremendous gains they had seen in the last months of 2003. Stocks surged in early February 2004, but from late February through the end of April U.S. equities had a troublesome time. Terrorism muted any momentum that had been building in the equity markets, as the train bombing in Madrid and the assassination of Hamas leader Sheik Ahmed Yasin drove equities lower. Ongoing violence against civilians and coalition troops involved in the rebuilding of Iraq continued to trouble the financial markets through the end of the semiannual period.

WHAT FACTORS MOST SIGNIFICANTLY AFFECTED FUND PERFORMANCE DURING THE SEMIANNUAL PERIOD?

Excluding sales charges, the differences in return between the Fund and its benchmark, the S&P 500(R) Index,(1) and between the Fund and the average Lipper(2) S&P 500 Index objective fund over the semiannual period were relatively modest. Since the Fund includes real-world expenses that a hypothetical index does not, there may be times when the Fund underperforms the Index. The Fund's underperformance of its Lipper peer group may be attributed to a difference in annual expenses.

WHAT WERE THE BEST-PERFORMING SUBINDUSTRIES(3) IN THE S&P 500(R) INDEX DURING THE REPORTING PERIOD?

Based on total return alone, the best-performing sub-industries for the six months ended April 30, 2004, were wireless services (+44.16%), Internet retail (+42.69%), oil & gas refining, marketing & transportation (+38.16%), fertilizer & agricultural chemicals (+38.08%), and office electronics (+27.94%). Because of their higher weightings in the Index, however, subindustries with lower total returns were among the five top contributors to the overall performance of the S&P 500(R) Index. Taking weightings and total returns both into consideration, the leading subindustry was integrated oil & gas (+19.37%), followed by pharmaceuticals (+7.52%), health-care equipment (+18.56%), multiline insurance (+17.97%), and industrial conglomerates (+7.28%).

WHICH SUBINDUSTRIES WERE THE WORST PERFORMERS?

Based solely on total returns, the worst-performing subindustry in the Index for the reporting period was airlines (-28.85%), followed by semiconductor equipment (-22.98%), semiconductors (-15.72%), IT consulting and other services (-15.17%), and gold (-14.57%). Due to a higher Index weighting, semiconductors (-15.72%) had the greatest negative impact on the total return of the Index for the reporting period when weightings and total returns were taken into account. This subindustry was followed by semiconductor equipment (-22.98%), computer hardware (-3.50%), investment banking & brokerage (-5.30%), and home improvement retail (-6.65%).

WHO WERE THE CORPORATE LEADERS DURING THE REPORTING PERIOD?

For the six-months ended April 30, 2004, the best-performing company in the S&P 500(R) Index, based on total returns alone, was AT&T Wireless Services (+90.48%) followed by Autodesk (+74.03%), Visteon (+68.11%), Biogen Idec (+67.95%), and Novell (+64.22%). As impressive as this return may be, the five stocks with the greatest positive impact on the performance of the S&P 500(R) Index all had higher weightings and lower total returns. Taking weightings and total returns both into account, the strongest positive contributors to the performance of the Index for the six-month period were ExxonMobil (+16.30%), Pfizer (+13.10%), American International Group (+17.00%), Chevron Texaco (+23.10%), and Altria Group (+19.10%).

Past performance is no guarantee of future results. Investment objectives may not be met, as the underlying investment options are subject to market risk and fluctuations in value. Index funds generally seek to reflect the performance of an index or an allocation among indices, unlike other funds, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark.
1. See footnote on page 4 for more information on the S&P 500(R) Index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
3. The Global Industry Classification Standard categorizes companies by sector, industry group, industry, and subindustry. Results in this section of the semiannual report reflect subindustry and company performance. In the Portfolio of Investments that follows, companies are listed by industry.

 6   MainStay Equity Index Fund

WHICH COMPANIES' STOCKS LAGGED THE S&P 500(R) INDEX?

Not surprisingly, based on total returns alone, the worst-performing security in the S&P 500(R) Index for the reporting period was a member of the worst-performing subindustry. That company was Delta Air Lines (-52.23%). The second-worst-performing stock was QLogic (-51.85%), followed by Ciena (-35.41%), PMC-Sierra (-33.13%), and Apartment Investment & Management (-31.12%). Taking both weightings and total returns into account, semiconductor company Intel (-22.15%) made the greatest negative contribution to the performance of the Index, followed by Comcast (-11.26%), Applied Materials (-21.99%), Wal-Mart Stores (-3.30%), and Wyeth (-13.70%).

WERE THERE ANY CHANGES MADE TO THE FUND OR THE INDEX DURING THE PERIOD?

The Fund seeks to track the performance and weightings of stocks in the S&P 500(R) Index. The Index itself, however, may change from time to time as companies merge, divest units, add to their market capitalization, or face financial difficulties. Standard & Poor's may also occasionally adjust the Index to better reflect the companies that it believes are most representative of the makeup of our economy.

During the six-months ended April 30, 2004, there were eight companies deleted from the Index and eight companies added to it. Additions included Biogen Idec, M&T Bank, Caremark Rx, E*Trade Financial, Affiliated Computer Services, Mylan Laboratories, Valero Energy, and, most recently, Hospira. Deletions included Biogen, Concord EFS, Tupperware, FleetBoston Financial, Travelers Property Casualty, Sprint (PCS Group), John Hancock Financial Services, and, most recently American Greetings.

WHAT DO YOU ANTICIPATE GOING FORWARD?

We believe that interest rates are a key factor that could affect the outlook for the U.S. equity market for the remainder of the year. Most investors feel that the Federal Reserve will not be able to keep the federal funds rate at its current record low of 1.00%. Indeed, we believe that surging oil prices may prompt the Federal Reserve to increase interest rates sooner rather than later to head off the prospect of inflation. Signs of inflation have already materialized in the Consumer Price Index, the Producer Price Index, and the ISM Index, the last of which tracks manufacturing costs. The political scene introduces another uncertainty that could hold off a stock-market rally. The mere possibility of a change in leadership may add to the instability of the global landscape. Finally, heightened geopolitical tensions and ongoing terrorist threats remain obstacles with no clear resolution in sight.

MainStay Equity Index Fund was closed to new purchases as of January 1, 2002.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 PORTFOLIO COMPOSITION AS OF APRIL 30, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                    96.5
Cash and Other Assets (less liabilities)                                          3.5

                                                     www.mainstayfunds.com     7

PORTFOLIO OF INVESTMENTS APRIL 30, 2004 UNAUDITED


                                                                       SHARES                       VALUE
COMMON STOCKS (96.5%)+
---------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.8%)
Boeing Co. (The)                                                       50,110   $               2,139,196
General Dynamics Corp.                                                 11,805                   1,105,184
Goodrich Corp.                                                          6,949                     200,062
Honeywell International, Inc.                                          51,111                   1,767,418
Lockheed Martin Corp.                                                  26,831                   1,279,839
Northrop Grumman Corp.                                                 11,097                   1,101,377
Raytheon Co.                                                           24,578                     792,886
Rockwell Collins, Inc.                                                 10,707                     345,301
United Technologies Corp.                                              30,636                   2,642,661
                                                                                -------------------------
                                                                                               11,373,924
                                                                                -------------------------
AIR FREIGHT & LOGISTICS (1.0%)
FedEx Corp.                                                            17,834                   1,282,443
Ryder System, Inc.                                                      3,837                     141,163
United Parcel Service, Inc. Class B                                    67,175                   4,712,326
                                                                                -------------------------
                                                                                                6,135,932
                                                                                -------------------------
AIRLINES (0.1%)
Delta Air Lines, Inc. (a)                                               7,343                      45,673
Southwest Airlines Co.                                                 46,656                     666,248
                                                                                -------------------------
                                                                                                  711,921
                                                                                -------------------------
AUTO COMPONENTS (0.2%)
Cooper Tire & Rubber Co.                                                4,292                      91,806
Dana Corp.                                                              8,837                     178,154
Delphi Corp.                                                           33,349                     340,160
Goodyear Tire & Rubber Co. (The) (a)                                   10,491                      91,377
Johnson Controls, Inc.                                                 11,260                     617,723
Visteon Corp.                                                           7,820                      84,925
                                                                                -------------------------
                                                                                                1,404,145
                                                                                -------------------------
AUTOMOBILES (0.7%)
Ford Motor Co.                                                        109,196                   1,677,250
General Motors Corp.                                                   33,390                   1,583,354
Harley-Davidson, Inc.                                                  18,069                   1,017,646
                                                                                -------------------------
                                                                                                4,278,250
                                                                                -------------------------
BEVERAGES (2.7%)
Adolph Coors Co. Class B                                                2,112                     138,780
Anheuser-Busch Cos., Inc.                                              48,451                   2,482,629
Brown-Forman Corp. Class B                                              7,248                     339,641
Coca-Cola Co. (The) (c)                                               145,436                   7,354,699
Coca-Cola Enterprises, Inc.                                            26,882                     725,814

 + Percentages indicated are based on Fund net assets.
* Fund's 10 largest holdings. May be subject to change daily.


                                                                       SHARES                       VALUE
BEVERAGES (CONTINUED)
Pepsi Bottling Group, Inc. (The)                                       15,393   $                 450,553
PepsiCo, Inc.                                                         101,707                   5,542,014
                                                                                -------------------------
                                                                                               17,034,130
                                                                                -------------------------
BIOTECHNOLOGY (1.1%)
Amgen, Inc. (a)                                                        76,720                   4,317,034
Biogen Idec, Inc. (a)                                                  19,482                   1,149,438
Chiron Corp. (a)                                                       11,134                     516,618
Genzyme Corp. (a)                                                      13,129                     571,899
MedImmune, Inc. (a)                                                    14,896                     361,079
                                                                                -------------------------
                                                                                                6,916,068
                                                                                -------------------------
BUILDING PRODUCTS (0.2%)
American Standard Cos., Inc. (a)                                        4,305                     452,843
Masco Corp.                                                            27,183                     761,396
                                                                                -------------------------
                                                                                                1,214,239
                                                                                -------------------------
CAPITAL MARKETS (3.4%)
Bank of New York Co., Inc. (The)                                       45,841                   1,335,807
Bear Stearns Cos., Inc. (The)                                           6,184                     495,586
Charles Schwab Corp. (The)                                             80,740                     830,815
E*TRADE Financial Corp. (a)                                            21,700                     246,512
Federated Investors, Inc. Class B                                       6,500                     191,100
Franklin Resources, Inc.                                               14,937                     818,996
Goldman Sachs Group, Inc. (The)                                        28,738                   2,780,401
J.P. Morgan Chase & Co.                                               122,333                   4,599,721
Janus Capital Group, Inc.                                              14,261                     216,767
Lehman Brothers Holdings, Inc.                                         16,456                   1,207,870
Mellon Financial Corp.                                                 25,711                     762,074
Merrill Lynch & Co., Inc.                                              57,719                   3,130,101
Morgan Stanley                                                         65,185                   3,349,857
Northern Trust Corp.                                                   13,207                     558,392
State Street Corp.                                                     19,757                     964,142
T.Rowe Price Group, Inc.                                                7,303                     374,498
                                                                                -------------------------
                                                                                               21,862,639
                                                                                -------------------------
CHEMICALS (1.5%)
Air Products & Chemicals, Inc.                                         13,548                     674,826
Dow Chemical Co. (The)                                                 55,577                   2,205,851
E.I. du Pont de Nemours & Co.                                          59,358                   2,549,426
Eastman Chemical Co.                                                    4,619                     196,631
Ecolab, Inc.                                                           15,548                     463,330
Engelhard Corp.                                                         7,443                     216,145
Great Lakes Chemical Corp.                                              3,064                      76,968
Hercules, Inc. (a)                                                      6,678                      74,193

 8   MainStay Equity Index Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                                       SHARES                       VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------------------------------
CHEMICALS (CONTINUED)
International Flavors & Fragrances, Inc.                                5,664   $                 205,320
Monsanto Co.                                                           15,626                     540,503
PPG Industries, Inc.                                                   10,132                     600,929
Praxair, Inc.                                                          19,366                     707,827
Rohm & Haas Co.                                                        13,208                     512,206
Sigma-Aldrich Corp.                                                     4,205                     238,171
                                                                                -------------------------
                                                                                                9,262,326
                                                                                -------------------------
COMMERCIAL BANKS (5.9%)
AmSouth Bancorp.                                                       20,835                     458,787
*Bank of America Corp.                                                121,311                   9,764,322
Bank One Corp.                                                         66,625                   3,289,276
BB&T Corp.                                                             32,520                   1,121,615
Charter One Financial, Inc.                                            13,403                     447,258
Comerica, Inc.                                                         10,428                     538,398
Fifth Third Bancorp                                                    33,577                   1,801,742
First Horizon National Corp.                                            7,476                     328,645
Huntington Bancshares, Inc.                                            13,616                     291,382
KeyCorp                                                                25,055                     744,134
M&T Bank Corp.                                                          7,100                     603,500
Marshall & Ilsley Corp.                                                13,327                     490,034
National City Corp.                                                    36,158                   1,253,598
North Fork Bancorp., Inc.                                               8,900                     330,368
PNC Financial Services Group, Inc. (The)                               16,442                     873,070
Regions Financial Corp.                                                13,180                     457,478
SouthTrust Corp.                                                       19,767                     614,358
SunTrust Banks, Inc.                                                   16,783                   1,142,083
Synovus Financial Corp.                                                17,995                     429,541
U.S. Bancorp                                                          114,157                   2,926,985
Union Planters Corp.                                                   11,207                     311,555
Wachovia Corp.                                                         78,145                   3,575,134
Wells Fargo & Co.                                                     100,633                   5,681,739
Zions Bancorp                                                           5,418                     306,225
                                                                                -------------------------
                                                                                               37,781,227
                                                                                -------------------------
COMMERCIAL SERVICES & SUPPLIES (1.1%)
Allied Waste Industries, Inc. (a)                                      19,100                     240,469
Apollo Group, Inc. Class A (a)                                         10,528                     956,785
Avery Dennison Corp.                                                    6,638                     426,359
Cendant Corp.                                                          59,835                   1,416,893
Cintas Corp.                                                           10,167                     457,108
Deluxe Corp.                                                            3,261                     134,712
Donnelley (R.R.) & Sons Co.                                            12,723                     374,311
Equifax, Inc.                                                           8,362                     204,953
H&R Block, Inc.                                                        10,777                     486,150
Monster Worldwide, Inc. (a)                                             6,679                     171,049


                                                                       SHARES                       VALUE
COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
Pitney Bowes, Inc.                                                     13,986   $                 611,887
Robert Half International, Inc. (a)                                    10,128                     276,190
Waste Management, Inc.                                                 34,284                     973,666
                                                                                -------------------------
                                                                                                6,730,532
                                                                                -------------------------
COMMUNICATIONS EQUIPMENT (2.8%)
ADC Telecommunications, Inc. (a)                                       48,171                     120,428
Andrew Corp. (a)                                                        9,562                     162,076
Avaya, Inc. (a)                                                        25,209                     344,859
CIENA Corp. (a)                                                        28,255                     116,976
Cisco Systems, Inc. (a)                                               408,038                   8,515,753
Comverse Technology, Inc. (a)                                          11,321                     185,212
Corning, Inc. (a)                                                      81,192                     895,548
JDS Uniphase Corp. (a)                                                 85,310                     259,342
Lucent Technologies, Inc. (a)                                         253,266                     853,506
Motorola, Inc.                                                        139,211                   2,540,601
QLogic Corp. (a)                                                        5,618                     151,630
QUALCOMM, Inc.                                                         47,885                   2,990,897
Scientific-Atlanta, Inc.                                                8,919                     288,886
Tellabs, Inc. (a)                                                      24,685                     215,500
                                                                                -------------------------
                                                                                               17,641,214
                                                                                -------------------------
COMPUTERS & PERIPHERALS (3.5%)
Apple Computer, Inc. (a)                                               21,689                     558,058
Dell, Inc. (a)                                                        152,200                   5,282,862
EMC Corp. (a)                                                         143,819                   1,605,020
Gateway, Inc. (a)                                                      22,277                     107,375
Hewlett-Packard Co.                                                   181,279                   3,571,196
International Business Machines Corp.                                 100,902                   8,896,529
Lexmark International, Inc. (a)                                         7,676                     694,371
NCR Corp. (a)                                                           5,676                     253,661
Network Appliance, Inc. (a)                                            20,399                     379,829
Silicon Graphics, Inc. (a)                                                 62                         120
Sun Microsystems, Inc. (a)                                            192,198                     749,572
                                                                                -------------------------
                                                                                               22,098,593
                                                                                -------------------------
CONSTRUCTION & ENGINEERING (0.0%) (B)
Fluor Corp.                                                             4,875                     186,030
                                                                                -------------------------

CONSTRUCTION MATERIALS (0.0%) (B)
Vulcan Materials Co.                                                    5,988                     276,885
                                                                                -------------------------

CONSUMER FINANCE (1.2%)
American Express Co.                                                   76,364                   3,738,018
Capital One Financial Corp.                                            13,680                     896,450
MBNA Corp.                                                             76,091                   1,855,099

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com     9


                                                                       SHARES                       VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------------------------------
CONSUMER FINANCE (CONTINUED)
Providian Financial Corp. (a)                                          17,271   $                 209,497
SLM Corp.                                                              26,949                   1,032,416
                                                                                -------------------------
                                                                                                7,731,480
                                                                                -------------------------
CONTAINERS & PACKAGING (0.2%)
Ball Corp.                                                              3,283                     216,678
Bemis Co., Inc.                                                         6,240                     168,542
Pactiv Corp. (a)                                                        9,395                     215,615
Sealed Air Corp. (a)                                                    5,081                     249,376
Temple-Inland, Inc.                                                     3,170                     195,811
                                                                                -------------------------
                                                                                                1,046,022
                                                                                -------------------------
DISTRIBUTORS (0.0%) (B)
Genuine Parts Co.                                                      10,379                     371,568
                                                                                -------------------------

DIVERSIFIED FINANCIAL SERVICES (2.5%)
*Citigroup, Inc.                                                      305,792                  14,705,537
Moody's Corp.                                                           8,871                     572,268
Principal Financial Group, Inc.                                        19,283                     680,690
                                                                                -------------------------
                                                                                               15,958,495
                                                                                -------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.8%)
ALLTEL Corp.                                                           18,536                     933,102
AT&T Corp.                                                             46,937                     804,970
BellSouth Corp.                                                       108,590                   2,802,708
CenturyTel, Inc.                                                        8,514                     245,884
Citizens Communications Co. (a)                                        16,940                     220,898
Qwest Communications International, Inc. (a)                          105,304                     423,322
SBC Communications, Inc.                                              196,684                   4,897,432
Sprint Corp. (FON Group)                                               84,618                   1,513,807
Verizon Communications, Inc.                                          163,968                   6,188,152
                                                                                -------------------------
                                                                                               18,030,275
                                                                                -------------------------
ELECTRIC UTILITIES (2.1%)
Allegheny Energy, Inc. (a)                                              7,459                     102,785
Ameren Corp.                                                           10,754                     470,165
American Electric Power Co., Inc.                                      23,532                     716,314
CenterPoint Energy, Inc.                                               18,213                     196,518
Cinergy Corp.                                                          10,584                     401,557
CMS Energy Corp. (a)                                                    8,520                      70,801
Consolidated Edison, Inc.                                              13,323                     549,041
Dominion Resources, Inc.                                               19,285                   1,230,557
DTE Energy Co.                                                         10,058                     392,463
Edison International                                                   19,484                     455,926
Entergy Corp.                                                          13,543                     739,448
Exelon Corp.                                                           19,581                   1,310,752
FirstEnergy Corp.                                                      19,313                     755,138
FPL Group, Inc.                                                        10,864                     691,168


                                                                       SHARES                       VALUE
ELECTRIC UTILITIES (CONTINUED)
PG&E Corp. (a)                                                         24,811   $                 682,799
Pinnacle West Capital Corp.                                             5,450                     212,877
PPL Corp.                                                              10,592                     453,867
Progress Energy, Inc.                                                  14,486                     619,566
Public Service Enterprise Group, Inc.                                  13,986                     600,000
Southern Co. (The)                                                     43,347                   1,246,660
TECO Energy, Inc.                                                      11,148                     141,914
TXU Corp.                                                              19,216                     656,034
Xcel Energy, Inc.                                                      23,706                     396,601
                                                                                -------------------------
                                                                                               13,092,951
                                                                                -------------------------
ELECTRICAL EQUIPMENT (0.4%)
American Power Conversion Corp.                                        11,822                     220,599
Cooper Industries, Ltd. Class A                                         5,517                     302,938
Emerson Electric Co.                                                   25,065                   1,509,414
Power-One, Inc. (a)                                                     4,998                      42,983
Rockwell Automation, Inc.                                              10,986                     359,132
Thomas & Betts Corp. (a)                                                3,487                      83,828
                                                                                -------------------------
                                                                                                2,518,894
                                                                                -------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.5%)
Agilent Technologies, Inc. (a)                                         28,249                     763,005
Jabil Circuit, Inc. (a)                                                11,931                     314,859
Molex, Inc.                                                            11,338                     337,646
PerkinElmer, Inc.                                                       7,609                     146,473
Sanmina-SCI Corp. (a)                                                  30,171                     302,313
Solectron Corp. (a)                                                    49,371                     241,918
Symbol Technologies, Inc.                                              13,709                     164,508
Tektronix, Inc.                                                         5,108                     151,197
Thermo Electron Corp. (a)                                               9,639                     281,459
Waters Corp. (a)                                                        7,260                     313,269
                                                                                -------------------------
                                                                                                3,016,647
                                                                                -------------------------
ENERGY EQUIPMENT & SERVICES (0.8%)
Baker Hughes, Inc.                                                     19,900                     729,932
BJ Services Co. (a)                                                     9,385                     417,633
Halliburton Co.                                                        26,066                     776,767
Nabors Industries, Ltd. (a)                                             8,667                     384,468
Noble Corp. (a)                                                         7,982                     296,611
Rowan Cos., Inc. (a)                                                    5,607                     125,036
Schlumberger Ltd.                                                      34,989                   2,047,906
Transocean, Inc. (a)                                                   19,053                     529,102
                                                                                -------------------------
                                                                                                5,307,455
                                                                                -------------------------
FOOD & STAPLES RETAILING (3.5%)
Albertson's, Inc.                                                      21,862                     510,696
Costco Wholesale Corp. (a)                                             27,167                   1,017,404
CVS Corp.                                                              23,539                     909,312
Kroger Co. (The) (a)                                                   44,828                     784,490
Safeway, Inc. (a)                                                      26,253                     602,506

 10   MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                                       SHARES                       VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING (CONTINUED)
SUPERVALU, Inc.                                                         7,962   $                 245,150
Sysco Corp.                                                            38,343                   1,466,620
Walgreen Co.                                                           61,063                   2,105,452
*Wal-Mart Stores, Inc.                                                256,921                  14,644,497
Winn-Dixie Stores, Inc.                                                 8,378                      63,841
                                                                                -------------------------
                                                                                               22,349,968
                                                                                -------------------------
FOOD PRODUCTS (1.3%)
Archer-Daniels-Midland Co.                                             38,328                     673,040
Campbell Soup Co.                                                      24,543                     678,123
ConAgra Foods, Inc.                                                    32,011                     924,798
General Mills, Inc.                                                    22,148                   1,079,715
H.J. Heinz Co.                                                         20,936                     799,546
Hershey Foods Corp.                                                     7,759                     689,698
Kellogg Co.                                                            24,536                   1,052,594
McCormick & Co., Inc.                                                   8,300                     283,528
Sara Lee Corp.                                                         47,099                   1,087,045
Wm. Wrigley Jr. Co.                                                    13,395                     826,471
                                                                                -------------------------
                                                                                                8,094,558
                                                                                -------------------------
GAS UTILITIES (0.3%)
KeySpan Corp.                                                           9,371                     338,762
Kinder Morgan, Inc.                                                     7,370                     443,748
Nicor, Inc.                                                             2,643                      89,835
NiSource, Inc.                                                         15,652                     315,544
Peoples Energy Corp.                                                    2,211                      92,420
Sempra Energy                                                          13,280                     421,640
                                                                                -------------------------
                                                                                                1,701,949
                                                                                -------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (2.1%)
Applera Corp. Applied Biosystems Group                                 12,462                     231,419
Bausch & Lomb, Inc.                                                     3,223                     202,501
Baxter International, Inc.                                             36,217                   1,146,268
Becton, Dickinson & Co.                                                15,085                     762,547
Biomet, Inc.                                                           15,266                     603,007
Boston Scientific Corp. (a)                                            48,702                   2,006,035
C.R. Bard, Inc.                                                         3,180                     337,939
Guidant Corp.                                                          18,564                   1,169,718
Medtronic, Inc.                                                        72,158                   3,641,093
Millipore Corp. (a)                                                     2,872                     150,579
St. Jude Medical, Inc. (a)                                             10,276                     783,648
Stryker Corp.                                                          11,892                   1,176,475
Zimmer Holdings, Inc. (a)                                              14,419                   1,151,357
                                                                                -------------------------
                                                                                               13,362,586
                                                                                -------------------------
HEALTH CARE PROVIDERS & SERVICES (2.1%)
Aetna, Inc.                                                             9,182                     759,810
AmerisourceBergen Corp.                                                 6,689                     387,226
Anthem, Inc. (a)                                                        8,251                     730,874
Cardinal Health, Inc.                                                  25,888                   1,896,296


                                                                       SHARES                       VALUE
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Caremark Rx, Inc. (a)                                                  26,500   $                 897,025
CIGNA Corp.                                                             8,337                     537,820
Express Scripts, Inc. (a)                                               4,700                     363,498
HCA, Inc.                                                              29,462                   1,197,041
Health Management Associates, Inc. Class A                             14,365                     332,262
Humana, Inc. (a)                                                        9,575                     155,977
IMS Health, Inc.                                                       14,274                     360,419
Manor Care, Inc.                                                        5,315                     172,419
McKesson Corp.                                                         17,328                     569,398
Medco Health Solutions, Inc. (a)                                       16,106                     570,152
Quest Diagnostics, Inc.                                                 6,300                     531,405
Tenet Healthcare Corp. (a)                                             27,677                     325,482
UnitedHealth Group, Inc.                                               37,238                   2,289,392
WellPoint Health Networks, Inc. (a)                                     9,206                   1,028,218
                                                                                -------------------------
                                                                                               13,104,714
                                                                                -------------------------
HOTELS, RESTAURANTS & LEISURE (1.3%)
Carnival Corp.                                                         37,486                   1,599,528
Darden Restaurants, Inc.                                                9,793                     221,909
Harrah's Entertainment, Inc.                                            6,590                     350,456
Hilton Hotels Corp.                                                    22,467                     392,940
International Game Technology                                          20,608                     777,746
Marriott International, Inc. Class A                                   13,641                     643,310
McDonald's Corp.                                                       75,016                   2,042,686
Starbucks Corp. (a)                                                    23,538                     914,687
Starwood Hotels & Resorts Worldwide, Inc.                              11,960                     475,888
Wendy's International, Inc.                                             6,784                     264,576
Yum! Brands, Inc. (a)                                                  17,274                     670,058
                                                                                -------------------------
                                                                                                8,353,784
                                                                                -------------------------
HOUSEHOLD DURABLES (0.5%)
American Greetings Corp. Class A (a)                                    3,930                      80,565
Black & Decker Corp. (The)                                              4,645                     268,713
Centex Corp.                                                            7,286                     349,364
Fortune Brands, Inc.                                                    8,660                     660,325
KB HOME                                                                 2,872                     197,967
Leggett & Platt, Inc.                                                  11,504                     259,990
Maytag Corp.                                                            4,691                     130,879
Newell Rubbermaid, Inc.                                                16,348                     386,467
Pulte Homes, Inc.                                                       7,346                     361,203
Snap-on, Inc.                                                           3,502                     118,297
Stanley Works (The)                                                     5,084                     216,121
Whirlpool Corp.                                                         4,082                     267,412
                                                                                -------------------------
                                                                                                3,297,303
                                                                                -------------------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                                       SHARES                       VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS (2.0%)
Clorox Co. (The)                                                       12,568   $                 650,771
Colgate-Palmolive Co.                                                  31,717                   1,835,780
Kimberly-Clark Corp.                                                   29,829                   1,952,308
Procter & Gamble Co. (The)                                             76,882                   8,130,272
                                                                                -------------------------
                                                                                               12,569,131
                                                                                -------------------------
INDUSTRIAL CONGLOMERATES (4.1%)
3M Co.                                                                 46,498                   4,021,147
*General Electric Co. (c)                                             605,523                  18,135,414
Textron, Inc.                                                           8,136                     448,944
Tyco International Ltd.                                               118,955                   3,265,315
                                                                                -------------------------
                                                                                               25,870,820
                                                                                -------------------------
INSURANCE (4.6%)
ACE, Ltd.                                                              16,623                     728,752
AFLAC, Inc.                                                            30,538                   1,289,620
Allstate Corp. (The)                                                   42,001                   1,927,846
Ambac Financial Group, Inc.                                             6,349                     438,081
*American International Group, Inc.                                   154,883                  11,097,367
Aon Corp.                                                              18,590                     484,455
Chubb Corp. (The)                                                      11,139                     768,591
Cincinnati Financial Corp.                                             10,039                     411,501
Hartford Financial Services Group, Inc. (The)                          17,314                   1,057,539
Jefferson-Pilot Corp.                                                   8,343                     413,729
Lincoln National Corp.                                                 10,602                     475,818
Loews Corp.                                                            11,055                     641,301
Marsh & McLennan Cos., Inc.                                            31,745                   1,431,699
MBIA, Inc.                                                              8,593                     506,042
MetLife, Inc.                                                          44,952                   1,550,844
Progressive Corp. (The)                                                12,950                   1,133,384
Prudential Financial, Inc.                                             32,036                   1,407,662
SAFECO Corp.                                                            8,180                     358,202
St. Paul Travelers Cos., Inc. (The)                                    39,525                   1,607,482
Torchmark Corp.                                                         6,848                     356,370
UnumProvident Corp.                                                    17,650                     274,457
XL Capital Ltd. Class A                                                 8,099                     618,359
                                                                                -------------------------
                                                                                               28,979,101
                                                                                -------------------------
INTERNET & CATALOG RETAIL (0.5%)
eBay, Inc. (a)                                                         38,378                   3,063,332
                                                                                -------------------------

INTERNET SOFTWARE & SERVICES (0.3%)
Yahoo!, Inc. (a)                                                       39,523                   1,994,331
                                                                                -------------------------


                                                                       SHARES                       VALUE
IT SERVICES (1.2%)
Affiliated Computer Services, Inc. Class A (a)                          8,100   $                 392,850
Automatic Data Processing, Inc.                                        34,793                   1,524,281
Computer Sciences Corp. (a)                                            11,177                     457,251
Convergys Corp. (a)                                                     8,467                     122,941
Electronic Data Systems Corp.                                          28,544                     522,070
First Data Corp.                                                       52,722                   2,393,052
Fiserv, Inc. (a)                                                       11,548                     422,195
Paychex, Inc.                                                          22,439                     836,526
Sabre Holdings Corp.                                                    8,495                     200,397
SunGard Data Systems, Inc. (a)                                         16,979                     442,642
Unisys Corp. (a)                                                       19,558                     254,841
                                                                                -------------------------
                                                                                                7,569,046
                                                                                -------------------------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Brunswick Corp.                                                         5,460                     224,461
Eastman Kodak Co.                                                      16,987                     438,095
Hasbro, Inc.                                                           10,381                     196,097
Mattel, Inc.                                                           26,188                     444,148
                                                                                -------------------------
                                                                                                1,302,801
                                                                                -------------------------
MACHINERY (1.4%)
Caterpillar, Inc.                                                      20,677                   1,607,223
Crane Co.                                                               3,514                     108,266
Cummins, Inc.                                                           2,490                     148,927
Danaher Corp.                                                           9,200                     851,184
Deere & Co.                                                            14,437                     982,294
Dover Corp.                                                            12,040                     481,961
Eaton Corp.                                                             8,828                     524,207
Illinois Tool Works, Inc.                                              18,326                   1,579,885
Ingersoll-Rand Co. Class A                                             10,463                     675,387
ITT Industries, Inc.                                                    5,549                     439,980
Navistar International Corp. (a)                                        4,048                     182,767
PACCAR, Inc.                                                           10,350                     584,361
Pall Corp.                                                              7,385                     175,615
Parker-Hannifin Corp.                                                   7,024                     388,357
                                                                                -------------------------
                                                                                                8,730,414
                                                                                -------------------------
MEDIA (3.7%)
Clear Channel Communications, Inc.                                     36,653                   1,520,733
Comcast Corp. Class A (a)                                             133,643                   4,022,654
Dow Jones & Co., Inc.                                                   4,827                     222,477
Gannett Co., Inc.                                                      16,055                   1,391,647
Interpublic Group of Cos., Inc. (The) (a)                              24,605                     386,053
Knight-Ridder, Inc.                                                     4,782                     370,318
McGraw-Hill Cos., Inc. (The)                                           11,418                     900,424
Meredith Corp.                                                          3,011                     153,380

 12   MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                                       SHARES                       VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------------------------------
MEDIA (CONTINUED)
New York Times Co. (The) Class A                                        8,895   $                 407,480
Omnicom Group, Inc.                                                    11,281                     896,952
Time Warner, Inc. (a)                                                 270,733                   4,553,729
Tribune Co.                                                            19,670                     941,800
Univision Communications, Inc. Class A (a)                             19,252                     651,680
Viacom, Inc. Class B                                                  103,896                   4,015,580
Walt Disney Co. (The)                                                 121,726                   2,803,350
                                                                                -------------------------
                                                                                               23,238,257
                                                                                -------------------------
METALS & MINING (0.6%)
Alcoa, Inc.                                                            51,650                   1,588,237
Allegheny Technologies, Inc.                                            4,828                      49,342
Freeport-McMoRan Copper & Gold, Inc. Class B                           10,249                     312,595
Newmont Mining Corp.                                                   25,784                     964,322
Nucor Corp.                                                             4,665                     277,101
Phelps Dodge Corp. (a)                                                  5,570                     366,673
United States Steel Corp.                                               6,775                     193,968
Worthington Industries, Inc.                                            5,135                      92,687
                                                                                -------------------------
                                                                                                3,844,925
                                                                                -------------------------
MULTILINE RETAIL (1.0%)
Big Lots, Inc. (a)                                                      6,853                      97,038
Dillard's, Inc. Class A                                                 5,040                      84,823
Dollar General Corp.                                                   19,818                     371,786
Family Dollar Stores, Inc.                                             10,291                     330,753
Federated Department Stores, Inc.                                      10,777                     528,073
J.C. Penney Co., Inc. Holding Co.                                      16,206                     548,735
Kohl's Corp. (a)                                                       20,286                     847,752
May Department Stores Co. (The)                                        17,179                     529,113
Nordstrom, Inc.                                                         8,025                     285,931
Sears, Roebuck and Co.                                                 13,231                     529,902
Target Corp.                                                           54,225                   2,351,738
                                                                                -------------------------
                                                                                                6,505,644
                                                                                -------------------------
MULTI-UTILITIES & UNREGULATED POWER (0.4%)
AES Corp. (The) (a)                                                    36,841                     319,411
Calpine Corp. (a)                                                      22,574                      97,971
Constellation Energy Group, Inc.                                        9,895                     380,760
Duke Energy Corp.                                                      53,901                   1,135,155
Dynegy, Inc. Class A (a)                                               22,179                      87,829
El Paso Corp.                                                          38,099                     267,074
Williams Cos., Inc. (The)                                              30,855                     317,807
                                                                                -------------------------
                                                                                                2,606,007
                                                                                -------------------------


                                                                       SHARES                       VALUE
OFFICE ELECTRONICS (0.1%)
Xerox Corp. (a)                                                        47,044   $                 631,801
                                                                                -------------------------

OIL & GAS (5.1%)
Amerada Hess Corp.                                                      5,364                     381,541
Anadarko Petroleum Corp.                                               14,872                     796,842
Apache Corp.                                                           19,358                     810,520
Ashland, Inc.                                                           4,120                     197,348
Burlington Resources, Inc.                                             11,742                     789,884
ChevronTexaco Corp.                                                    63,542                   5,814,093
ConocoPhillips                                                         40,661                   2,899,129
Devon Energy Corp.                                                     13,933                     852,700
EOG Resources, Inc.                                                     6,942                     341,894
*ExxonMobil Corp.                                                     389,345                  16,566,630
Kerr-McGee Corp.                                                        5,994                     293,286
Marathon Oil Corp.                                                     20,206                     678,113
Occidental Petroleum Corp.                                             22,797                   1,076,018
Sunoco, Inc.                                                            4,587                     288,522
Unocal Corp.                                                           15,374                     554,079
Valero Energy Corp.                                                     4,000                     255,040
                                                                                -------------------------
                                                                                               32,595,639
                                                                                -------------------------
PAPER & FOREST PRODUCTS (0.5%)
Boise Cascade Corp.                                                     5,104                     172,158
Georgia-Pacific Corp.                                                  15,096                     529,870
International Paper Co.                                                28,539                   1,150,692
Louisiana-Pacific Corp.                                                 6,210                     146,494
MeadWestvaco Corp.                                                     11,945                     312,362
Weyerhaeuser Co.                                                       13,291                     786,827
                                                                                -------------------------
                                                                                                3,098,403
                                                                                -------------------------
PERSONAL PRODUCTS (0.6%)
Alberto-Culver Co.                                                      5,191                     244,807
Avon Products, Inc.                                                    14,073                   1,182,132
Gillette Co. (The)                                                     59,903                   2,451,231
                                                                                -------------------------
                                                                                                3,878,170
                                                                                -------------------------
PHARMACEUTICALS (8.1%)
Abbott Laboratories                                                    92,828                   4,086,289
Allergan, Inc.                                                          7,793                     686,174
Bristol-Myers Squibb Co.                                              115,503                   2,899,125
Forest Laboratories, Inc. (a)                                          21,964                   1,416,239
*Johnson & Johnson                                                    176,188                   9,519,438
King Pharmaceuticals, Inc. (a)                                         14,434                     248,987
Lilly (Eli) & Co.                                                      66,852                   4,934,346
Merck & Co., Inc.                                                     132,265                   6,216,455
Mylan Laboratories, Inc.                                               15,900                     364,269
*Pfizer, Inc.                                                         452,777                  16,191,305
Schering-Plough Corp.                                                  87,450                   1,463,038

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                                       SHARES                       VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------------------------------
PHARMACEUTICALS (CONTINUED)
Watson Pharmaceuticals, Inc. (a)                                        6,395   $                 227,726
Wyeth                                                                  79,346                   3,020,702
                                                                                -------------------------
                                                                                               51,274,093
                                                                                -------------------------
REAL ESTATE (0.4%)
Apartment Investment & Management Co. Class A                           5,700                     160,569
Equity Office Properties Trust                                         23,788                     598,744
Equity Residential                                                     16,275                     446,912
Plum Creek Timber Co., Inc.                                            10,897                     322,115
ProLogis                                                               10,600                     311,852
Simon Property Group, Inc.                                             12,104                     583,534
                                                                                -------------------------
                                                                                                2,423,726
                                                                                -------------------------
ROAD & RAIL (0.4%)
Burlington Northern Santa Fe Corp.                                     22,192                     725,679
CSX Corp.                                                              12,797                     393,636
Norfolk Southern Corp.                                                 23,209                     552,838
Union Pacific Corp.                                                    15,383                     906,520
                                                                                -------------------------
                                                                                                2,578,673
                                                                                -------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.4%)
Advanced Micro Devices, Inc. (a)                                       20,646                     293,586
Altera Corp. (a)                                                       22,837                     456,968
Analog Devices, Inc.                                                   22,262                     948,361
Applied Materials, Inc. (a)                                           100,022                   1,823,401
Applied Micro Circuits Corp. (a)                                       17,991                      79,340
Broadcom Corp. Class A (a)                                             17,717                     668,994
*Intel Corp.                                                          384,981                   9,905,561
KLA-Tencor Corp. (a)                                                   11,635                     484,830
Linear Technology Corp.                                                18,649                     664,464
LSI Logic Corp. (a)                                                    22,574                     167,951
Maxim Integrated Products, Inc.                                        19,528                     898,093
Micron Technology, Inc. (a)                                            36,322                     494,706
National Semiconductor Corp. (a)                                       10,592                     432,048
Novellus Systems, Inc. (a)                                              8,979                     260,032
NVIDIA Corp. (a)                                                        9,354                     192,131
PMC-Sierra, Inc. (a)                                                   10,131                     123,092
Teradyne, Inc. (a)                                                     11,196                     228,174
Texas Instruments, Inc.                                               103,153                   2,589,140
Xilinx, Inc. (a)                                                       20,300                     682,689
                                                                                -------------------------
                                                                                               21,393,561
                                                                                -------------------------


                                                                       SHARES                       VALUE
SOFTWARE (4.2%)
Adobe Systems, Inc.                                                    14,190   $                 586,614
Autodesk, Inc.                                                          6,714                     224,919
BMC Software, Inc. (a)                                                 13,576                     234,865
Citrix Systems, Inc. (a)                                                9,753                     185,795
Computer Associates International, Inc.                                34,609                     927,867
Compuware Corp. (a)                                                    22,793                     174,366
Electronic Arts, Inc. (a)                                              17,590                     890,406
Intuit, Inc. (a)                                                       11,908                     505,733
Mercury Interactive Corp. (a)                                           5,191                     220,877
*Microsoft Corp. (c)                                                  640,938                  16,645,160
Novell, Inc. (a)                                                       23,145                     223,118
Oracle Corp. (a)                                                      310,772                   3,486,862
Parametric Technology Corp. (a)                                        16,072                      73,610
PeopleSoft, Inc. (a)                                                   21,664                     365,688
Siebel Systems, Inc. (a)                                               29,467                     302,921
Symantec Corp. (a)                                                     18,500                     833,425
VERITAS Software Corp. (a)                                             25,389                     677,124
                                                                                -------------------------
                                                                                               26,559,350
                                                                                -------------------------
SPECIALTY RETAIL (2.3%)
AutoNation, Inc. (a)                                                   16,440                     279,809
AutoZone, Inc. (a)                                                      5,179                     453,525
Bed Bath & Beyond, Inc.                                                17,658                     655,465
Best Buy Co., Inc.                                                     19,269                   1,045,343
Circuit City Stores, Inc.                                              12,473                     145,685
Gap, Inc. (The)                                                        53,232                   1,171,636
Home Depot, Inc. (The)                                                135,459                   4,766,802
Limited Brands                                                         27,656                     570,820
Lowe's Cos., Inc.                                                      46,788                   2,435,783
Office Depot, Inc. (a)                                                 18,429                     322,692
RadioShack Corp.                                                        9,895                     304,370
Sherwin-Williams Co. (The)                                              8,676                     330,122
Staples, Inc.                                                          29,219                     752,681
Tiffany & Co.                                                           8,618                     336,102
TJX Cos., Inc. (The)                                                   30,417                     747,346
Toys "R" Us, Inc. (a)                                                  12,778                     197,420
                                                                                -------------------------
                                                                                               14,515,601
                                                                                -------------------------
TEXTILES, APPAREL & LUXURY GOODS (0.3%)
Jones Apparel Group, Inc.                                               7,505                     274,683
Liz Claiborne, Inc.                                                     6,466                     226,957
NIKE, Inc. Class B                                                     15,732                   1,131,918
Reebok International Ltd.                                               3,527                     128,312
V.F. Corp.                                                              6,440                     297,270
                                                                                -------------------------
                                                                                                2,059,140
                                                                                -------------------------
THRIFTS & MORTGAGE FINANCE (1.7%)
Countrywide Financial Corp.                                            16,227                     962,261
Fannie Mae                                                             57,696                   3,964,869
Freddie Mac                                                            40,877                   2,387,217

 14   MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                                       SHARES                       VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE (CONTINUED)
Golden West Financial Corp.                                             9,054   $                 951,666
MGIC Investment Corp.                                                   5,843                     430,161
Washington Mutual, Inc.                                                53,448                   2,105,317
                                                                                -------------------------
                                                                                               10,801,491
                                                                                -------------------------
TOBACCO (1.2%)
Altria Group, Inc.                                                    121,712                   6,740,410
R.J. Reynolds Tobacco Holdings, Inc.                                    5,000                     323,850
UST, Inc.                                                               9,884                     367,784
                                                                                -------------------------
                                                                                                7,432,044
                                                                                -------------------------
TRADING COMPANIES & DISTRIBUTORS (0.0%) (B)
Grainger (W.W.), Inc.                                                   5,425                     284,270
                                                                                -------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.6%)
AT&T Wireless Services, Inc. (a)                                      161,947                   2,236,488
Nextel Communications, Inc. Class A (a)                                65,469                   1,562,090
                                                                                -------------------------
                                                                                                3,798,578
                                                                                -------------------------
Total Common Stocks
  (Cost $477,127,444)                                                                         611,845,053(d)
                                                                                -------------------------
                                                                    PRINCIPAL
                                                                       AMOUNT                       VALUE
SHORT-TERM INVESTMENTS (3.7%)
---------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (2.3%)
7-Eleven, Inc.
  1.03%, due 5/21/04 (c)                            $              13,300,000                  13,292,387
Toyota Credit Puerto Rico
  1.03%, due 5/7/04 (c)                                               785,000                     784,865
Yorkshire Building Society
  1.04%, due 5/12/04 (c)                                              200,000                     199,937
                                                                                -------------------------
Total Commercial Paper
  (Cost $14,277,189)                                                                           14,277,189
                                                                                -------------------------

                                                                    PRINCIPAL
                                                                       AMOUNT                       VALUE
U.S. GOVERNMENT (1.4%)
UNITED STATES TREASURY BILLS
  0.89%, due 7/15/04 (c)                            $               2,200,000   $               2,195,807
  0.90%, due 7/8/04 (c)                                             6,900,000                   6,888,146
                                                                                -------------------------
Total U.S. Government
  (Cost $9,084,087)                                                                             9,083,953
                                                                                -------------------------
Total Short-Term Investments
  (Cost $23,361,276)                                                                           23,361,142
                                                                                -------------------------
Total Investments
  (Cost $500,488,720) (e)                                               100.2%                635,206,195(f)
Liabilities in Excess of
  Cash and Other Assets                                                  (0.2)                   (947,264)
                                                    -------------------------   -------------------------
Net Assets                                                              100.0%  $             634,258,931
                                                    =========================   =========================
                                                                    CONTRACTS                  UNREALIZED
                                                                         LONG            DEPRECIATION (G)
FUTURES CONTRACTS (-0.1%)
---------------------------------------------------------------------------------------------------------
STANDARD & POOR'S 500 INDEX
  June 2004                                                                82   $                (812,717)
  Mini June 2004                                                            3                      (2,216)
                                                                                -------------------------
Total Futures Contracts
  (Settlement Value $22,840,965) (d)                                            $                (814,933)
                                                                                =========================

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c) Segregated or designated as collateral for futures contracts.
(d) The combined market value of common stocks and settle-ment value of Standard & Poor's 500 Index futures contracts represents 100.1% of net assets.
(e) The cost for federal income tax purposes is $504,686,252.
(f)  At April 30, 2004 net unrealized appreciation was
     $130,519,943 based on cost for federal income tax pur-poses. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $192,846,799, and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $62,326,856.
(g) Represents the difference between the value of the con-tracts at the time they were opened and the value at April 30, 2004.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $500,488,720)               $ 635,206,195
Cash                                                  71,894
Receivables:
  Dividends                                          775,168
  Investment securities sold                         399,287
Other assets                                           9,275
                                               -------------
        Total assets                             636,461,819
                                               -------------
LIABILITIES:
Payables:
  Fund shares redeemed                               640,658
  Investment securities purchased                    376,110
  Variation margin on futures contracts              357,424
  Transfer agent                                     304,139
  Manager                                            268,148
  NYLIFE Distributors                                134,074
  Custodian                                           17,979
  Trustees                                             4,445
Accrued expenses                                      99,911
                                               -------------
    Total liabilities                              2,202,888
                                               -------------
Net assets                                     $ 634,258,931
                                               =============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding
  (par value of $.01 per share) unlimited
  number of shares authorized                  $     172,794
  Additional paid-in capital                     629,596,271
  Accumulated undistributed net investment
    income                                         1,573,485
  Accumulated net realized loss on
    investments and futures contracts           (130,986,161)
  Net unrealized appreciation on investments
    and futures contracts                        133,902,542
                                               -------------
Net assets applicable to outstanding shares    $ 634,258,931
                                               =============
Shares of beneficial interest outstanding         17,279,375
                                               =============
Net asset value per share outstanding          $       36.71
Maximum sales charge (3.00% of offering
  price)                                                1.14
                                               -------------
Maximum offering price per share outstanding   $       37.85
                                               =============

 16   MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                      $ 5,307,806
  Interest                                           127,845
                                                 -----------
    Total income                                   5,435,651
                                                 -----------
EXPENSES:
  Manager                                          1,639,539
  Distribution                                       819,769
  Transfer agent                                     599,305
  Shareholder communication                           57,123
  Custodian                                           49,491
  Recordkeeping                                       46,051
  Professional                                        45,301
  Trustees                                            17,315
  Registration                                         8,044
  Miscellaneous                                       25,769
                                                 -----------
    Total expenses                                 3,307,707
                                                 -----------
Net investment income                              2,127,944
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
  Security transactions                           (9,461,542)
  Futures transactions                             1,036,810
                                                 -----------
Net realized loss on investments                  (8,424,732)
                                                 -----------
Net change in unrealized appreciation
  (depreciation) on investments:
  Security transactions                           44,623,287
  Futures transactions                              (814,933)
                                                 -----------
Net unrealized gain on investments                43,808,354
                                                 -----------
Net realized and unrealized gain on investments   35,383,622
                                                 -----------
Net increase in net assets resulting from
  operations                                     $37,511,566
                                                 ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                   2004           2003*            2002
INCREASE (DECREASE)
IN NET ASSETS:
Operations:
 Net investment income     $  2,127,944   $   3,634,283   $   4,415,729
 Net realized loss on
  investments                (8,424,732)    (24,531,705)    (97,307,066)
 Net change in unrealized
   appreciation
   (depreciation) on
   investments and
   futures transactions      43,808,354     132,748,060    (107,566,029)
                           --------------------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations            37,511,566     111,850,638    (200,457,366)
                           --------------------------------------------

Dividends and distributions to
 shareholders:

 From net investment
  income                     (2,344,657)             --      (6,252,221)

 From net realized gain
  on investments                     --              --     (22,887,901)
                           --------------------------------------------
 Total dividends and
  distributions to
  shareholders               (2,344,657)             --     (29,140,122)
                           --------------------------------------------

Capital share transactions:

 Net proceeds from sale
  of shares                      84,948         178,876       2,705,651

 Net asset value of
  shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions               2,276,990              --      28,209,897
                           --------------------------------------------
                              2,361,938         178,876      30,915,548

 Cost of shares redeemed    (49,720,017)    (54,613,066)   (163,946,815)
                           --------------------------------------------
  Decrease in net assets
    derived from capital
    share transactions      (47,358,079)    (54,434,190)   (133,031,267)
                           --------------------------------------------
  Net increase (decrease)
    in net assets           (12,191,170)     57,416,448    (362,628,755)

                                   2004           2003*            2002

NET ASSETS:
Beginning of period         646,450,101     589,033,653     951,662,408
                           --------------------------------------------
End of period              $634,258,931   $ 646,450,101   $ 589,033,653
                           ============================================
Accumulated undistributed
 (Distributions in excess
 of) net investment
 income at end of period   $  1,573,485   $   1,790,198   $  (1,845,752)
                           ============================================

*  The Fund changed its fiscal year end from December 31 to October 31.

 18   MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                         JANUARY 1,
                                            SIX MONTHS      2003
                                              ENDED        THROUGH
                                            APRIL 30,    OCTOBER 31,                    YEAR ENDED DECEMBER 31,
                                              2004*        2003**        2002       2001        2000         1999         1998
Net asset value at beginning of period       $  34.71     $  28.87     $  37.35   $  42.76   $    47.36   $    39.47    $  30.91
                                             --------     --------     --------   --------   ----------   ----------    --------
Net investment income                            0.12         0.19         0.22       0.16         0.12         0.20        0.21
Net realized and unrealized gain (loss) on
  investments                                    1.88         5.65        (8.70)     (5.57)       (4.72)        7.69        8.35
                                             --------     --------     --------   --------   ----------   ----------    --------
Total from investment operations                 2.00         5.84        (8.48)     (5.41)       (4.60)        7.89        8.56
                                             --------     --------     --------   --------   ----------   ----------    --------
Less dividends and distributions:
  From net investment income                    (0.13)          --        (0.30)     (0.16)       (0.12)       (0.20)      (0.21)
  From net realized gain on investments            --           --        (1.12)     (1.17)       (1.44)       (0.99)      (0.43)
                                             --------     --------     --------   --------   ----------   ----------    --------
Total dividends and distributions               (0.13)          --        (1.42)     (1.33)       (1.56)       (1.19)      (0.64)
                                             --------     --------     --------   --------   ----------   ----------    --------
Reverse share split                              0.13           --         1.42       1.33         1.56         1.19        0.64
                                             --------     --------     --------   --------   ----------   ----------    --------
Net asset value at end of period                36.71     $  34.71     $  28.87   $  37.35   $    42.76   $    47.36    $  39.47
                                             ========     ========     ========   ========   ==========   ==========    ========
Total investment return (a)                      5.76%       20.23%      (22.70%)   (12.65%)      (9.71%)      19.99%      27.69%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                        0.65%+       0.72%+       0.59%      0.38%        0.26%        0.50%       0.68%
    Net expenses                                 1.01%+       1.04%+       1.02%      0.97%        0.92%        0.94%       0.96%
    Expenses (before reimbursement)              1.01%+       1.04%+       1.02%      0.97%        0.92%        0.94%       0.99%
Portfolio turnover rate                             1%           2%           4%         4%           9%           3%          4%
Net assets at end of period (in 000's)       $634,259     $646,450     $589,034   $951,662   $1,136,628   $1,254,018    $797,120

*    Unaudited.
**   The Fund changed its fiscal year end from December 31 to
     October 31.
+    Annualized.
(a)  Total return is calculated exclusive of sales charge and is not annualized.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Equity Index Fund (the "Fund"). The Board of Trustees of the Trust approved the closure of the Fund to new share purchases effective January 1, 2002. Existing shareholders may continue to maintain share positions held in the Fund, elect or continue to reinvest distributions, and NYLIFE LLC will continue to honor the unconditional guarantee associated with the Fund (see Note 8).

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the Standard & Poor's 500 Composite Stock Price Index. MainStay Equity Index Fund is "non-diversified," which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are principally traded. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

(B) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends and capital gain distributions annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The Fund declared a dividend of $0.1277 per share which was paid on December 18, 2003, and also underwent a reverse share split on that day. The reverse share split rate was 0.9965 per share outstanding calculated on fund shares outstanding immediately after reinvestment of dividends.

 20   MainStay Equity Index Fund

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds where the expenses are incurred except when direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

Expenses borne by the Fund, which are paid to related parties to the Fund, are included among the fees and expenses set forth in the Prospectus at page 21 in the table "Fees and Expenses of the Fund", shown in the Statement of Operations, and described below:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by the Manager directly, without a Subadviser.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.50% of the Fund's average daily net assets. For the six months ended April 30, 2004, the Manager earned from the Fund $1,639,539.

(B) DISTRIBUTION FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund has adopted a distribution plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the Fund's average daily net assets, which is an expense of the Fund for distribution or service activities as designated by the Distributor.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended April 30, 2004 amounted to $599,305.

(D) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Equity Index Fund only pays a portion of the fees identified above.

(E) OTHER. Fees for the cost of legal services, included in Professional fees as shown in the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $7,363 for the six months ended April 30, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $46,051 for the six months ended April 30, 2004.

                                                    www.mainstayfunds.com     21

NOTE 4 -- FEDERAL INCOME TAX:

At November 30, 2002, for federal income tax purposes, capital loss carryforwards of $89,852,496 were available, to the extent provided by the regulations, to offset future realized gains through 2010. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

The tax character of distributions paid during the year ended December 31, 2002, shown in the Statement of Changes in Net Assets, were as follows:

                                                      2002
Distributions paid from:
  Ordinary Income:                             $ 6,679,103
  Long-term Capital Gains                       22,461,019
----------------------------------------------------------
                                               $29,140,122
----------------------------------------------------------

NOTE 5 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2004, purchases and sales of securities, other than short-term securities, were $7,704 and $78,146, respectively.

NOTE 6 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2004.

NOTE 7 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                       SIX MONTHS    JANUARY 1
                            ENDED      THROUGH    YEAR ENDED
                        APRIL 30,  OCTOBER 31,  DECEMBER 31,
                            2004*       2003**          2002

Shares sold                     2            6            75
------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                63           --         1,022
------------------------------------------------------------
                               65            6         1,097
------------------------------------------------------------
Shares redeemed           (1,347)      (1,782)       (5,120)
------------------------------------------------------------
Reduction of shares
  due to reverse
  share split                (65)           --       (1,056)
------------------------------------------------------------
Net decrease              (1,347)      (1,776)       (5,079)
------------------------------------------------------------

*  Unaudited.
** The Fund changed its fiscal year end from December 31 to October 31.

NOTE 8 -- GUARANTEE:

NYLIFE LLC ("NYLIFE"), a wholly-owned subsidiary of New York Life, will guarantee unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Equity Index Fund (the "Guarantee") that if, on the business day immediately after ten years from the date of purchase (the "Guarantee Date"), the net asset value ("NAV") of a Fund share plus the value of all dividends and distributions paid, including cumulative reinvested dividends and distributions attributable to such share paid during that ten-year period ("Guaranteed Share"), is less than the price initially paid for the Fund share ("Guaranteed Amount"), NYLIFE will pay shareholders an amount equal to the difference between the Guaranteed Amount for each such share and the net asset value of each such Guaranteed Share outstanding and held by shareholders as of the close of business on the Guarantee Date. For the services that NYLIM and its affiliates provide to the Fund, they receive the fees described in the prospectus. Neither NYLIM nor its affiliates receive a separate fee for providing the Guarantee, although the Guarantee has been considered in connection with the annual renewal of the management fee. (See Notes 3 and 9.)

NOTE 9 -- OTHER MATTERS:

(A) On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

 22   MainStay Equity Index Fund

The predecessor independent auditor's reports on the Trust's financial statements for the period ended October 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

(B) NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to the Guarantee and fees and expenses of the Fund, as well as the related Guarantee disclosure to Fund shareholders. NYLIM and the Fund are currently seeking to resolve the SEC Staff's concerns regarding these matters, although there can be no assurance at this time as to the outcome of these efforts.

                                                    www.mainstayfunds.com     23

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              55           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Manager, NYLIFE Distributors LLC; Vice
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 portfolios);
                                                 President, Eclipse Funds Inc. (10
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                23           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   23           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           23           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                23           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               23           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

 24   MainStay Equity Index Fund

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES*
        MICHAEL H.        Trustee since 2003     Retired. Independent Consultant (1999 to            23           None
        SUTTON(+)                                present) (accounting and capital market
        9/19/40                                  regulation); Consultant, Financial
                                                 Accounting Standards Board (1998 to
                                                 1999); Chief Accountant, United States
                                                 Securities and Exchange Commission (1995
                                                 to 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Trustee since 1994     Advisor (July 2003 to present) and                  23           None
        TRUTANIC                                 Managing Director (2001 to 2003), The
        2/13/52                                  Carlyle Group (private investment firm);
                                                 Chairman and Chief Executive Officer,
                                                 Somerset Group (financial advisory firm);
                                                 Senior Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             36           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.;
                                                 Manager, NYLIFE Distributors LLC;
                                                 Director, New York Life Trust Company.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    61           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Chief Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ROBERT A.         Secretary since 2001   Senior Managing Director, General Counsel           55           None
        ANSELMI                                  and Secretary, New York Life Investment
        10/19/46                                 Management LLC (including predecessor
                                                 advisory organizations); Secretary, New
                                                 York Life Investment Management Holdings
                                                 LLC; Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIFE Distributors LLC;
                                                 Secretary, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds Inc., and Eclipse Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc., (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             55           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 NYLIFE Securities Inc.; Vice
                                                 President-Financial Operations and Chief
                                                 Financial Officer, NYLIFE Distributors
                                                 LLC; Tax Vice President, New York Life
                                                 International, LLC; Tax Vice President,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     + Resigned effective June 11, 2004.

                                                    www.mainstayfunds.com     25

MAINSTAY FUNDS

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Core Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT AUDITORS

KPMG LLP

 26   MainStay Equity Index Fund

(MAINSTAY LOGO)

------------------------------------------------
GNot FDIC insured. G No bank guarantee. G May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com

(C) 2004 by NYLIFE Distributors LLC. All rights reserved.

                                                              The MainStay Funds
                                                      SEC File Number: 811-04550

NYLIM-A05344         RECYCLE.LOGO                                   MSEI10-06/04

(MAINSTAY LOGO)

                                             MAINSTAY(R)
                                             GOVERNMENT FUND

                                             The MainStay(R) Funds

                                             Semiannual Report
                                             Unaudited

                                             April 30, 2004

MESSAGE FROM
THE PRESIDENT

Most domestic and international stock markets advanced during the six months ended April 30, 2004. The U.S. economy generally improved, with real gross domestic product growing at a seasonally adjusted annual rate of 4.1% in the fourth quarter of 2003 and, according to preliminary estimates, rising 4.4% in the first quarter of 2004. Inflation remained relatively modest throughout the reporting period but increased enough to reassure the Federal Reserve that unwanted deflation was no longer a serious concern.

Increases in corporate productivity led to worries that we might be having a "jobless recovery." In early April, however, the release of March employment figures showed a dramatic rise in nonfarm payrolls. Unfortunately, the combination of higher employment and rising inflation suggested that the Federal Reserve might soon move to raise interest rates. Bond markets adjusted to accommodate this perception, with yields rising and prices declining in April. The stock market, which had recorded relatively steady gains since mid-March of 2003, became increasingly volatile from late January through the end of April 2004.

In March and April, bond yields rose to reflect the increasing likelihood of a less-accommodative monetary policy. Since bond prices and yields tend to move in opposite directions, several bond indices recorded negative price performance during the six-month reporting period, but most provided positive total returns.

A weak U.S. dollar helped strengthen the performance of international stocks and was good news for U.S. exporters. The strengthening Japanese economy was greeted as positive news by international investors, but moves to decelerate the rapid economic growth in China were not as favorably received. Several international markets provided double-digit total returns for the six-month reporting period.

On January 1, 2004, the Eclipse Funds were re-branded as MainStay Funds. The change was part of a repositioning initiative at New York Life Investment Management LLC. During the reporting period, some Funds were merged, others liquidated, and still others renamed. The result was a single, robust, and integrated mutual fund family that gives investors a more comprehensive array of alternatives.

At MainStay, each of our Funds seeks to achieve its investment objective through consistent application of an established investment process. Whether the investments you've chosen use quantitative analysis, fundamental research, or a combination of the two, our disciplines remain the same, even when the markets move. We believe that our time-tested investment strategies can help you pursue your long-range goals with confidence. We hope to continue to serve your investment needs for many years to come.

Sincerely,

/s/ GARY E. WENDLANDT

Gary E. Wendlandt

President

   TABLE OF CONTENTS

   Message from the President                     2
---------------------------------------------------

   Investment and Performance Comparison          3
---------------------------------------------------

   Portfolio Management Discussion and
   Analysis                                       6
---------------------------------------------------

   Portfolio Composition                          7

   Portfolio of Investments                       8
---------------------------------------------------

   Financial Statements                          11
---------------------------------------------------

   Notes to Financial Statements                 16
---------------------------------------------------

   Trustees and Officers                         20
---------------------------------------------------

   MainStay(R) Funds                             22

 2   MainStay Government Fund

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

                                                              SIX     ONE     FIVE    TEN
BENCHMARKS                                                   MONTHS   YEAR   YEARS   YEARS
LEHMAN BROTHERS GOVERNMENT BOND INDEX                         0.84%   0.64%   6.48%   7.12%
AVERAGE LIPPER GENERAL U.S. GOVERNMENT FUND(2)                 0.56  -0.25     5.31    6.07

 CLASS A SHARES
--------------------------------------------------------------------------------

                             SIX      ONE      FIVE     TEN
TOTAL RETURNS               MONTHS    YEAR    YEARS    YEARS
-------------------------------------------------------------
With sales charges          -4.18%   -5.04%    4.35%    5.62%
Excluding sales charges      0.34    -0.56      5.32     6.11

                                                                  MAINSTAY GOVERNMENT FUND             LB GOV'T BOND INDEX
                                                                  ------------------------             -------------------
04/30/94                                                                     955                               1000
04/30/95                                                                    1015                               1065
04/30/96                                                                    1082                               1154
04/30/97                                                                    1144                               1229
04/30/98                                                                    1265                               1365
04/30/99                                                                    1333                               1452
04/30/00                                                                    1342                               1481
04/30/01                                                                    1486                               1652
04/30/02                                                                    1586                               1776
04/30/03                                                                    1738                               1976
04/30/04                                                                    1728                               1989

                                                     -- MainStay Government Fund
                                             -- Lehman Brothers Gov't Bond Index

 CLASS B SHARES
--------------------------------------------------------------------------------

                             SIX      ONE      FIVE     TEN
TOTAL RETURNS               MONTHS    YEAR    YEARS    YEARS
-------------------------------------------------------------
With sales charges          -4.85%   -6.00%    4.21%    5.36%
Excluding sales charges      0.07    -1.22      4.54     5.36

                                                                  MAINSTAY GOVERNMENT FUND             LB GOV'T BOND INDEX
                                                                  ------------------------             -------------------
04/30/94                                                                    1000                               1000
04/30/95                                                                    1054                               1065
04/30/96                                                                    1118                               1154
04/30/97                                                                    1175                               1229
04/30/98                                                                    1290                               1365
04/30/99                                                                    1350                               1452
04/30/00                                                                    1348                               1481
04/30/01                                                                    1483                               1652
04/30/02                                                                    1572                               1776
04/30/03                                                                    1707                               1976
04/30/04                                                                    1686                               1989

                                                     -- MainStay Government Fund
                                             -- Lehman Brothers Gov't Bond Index

 CLASS C SHARES
--------------------------------------------------------------------------------

                             SIX      ONE      FIVE     TEN
TOTAL RETURNS               MONTHS    YEAR    YEARS    YEARS
-------------------------------------------------------------
With sales charges          -0.92%   -2.17%    4.54%    5.36%
Excluding sales charges      0.07    -1.22      4.54     5.36

                                                                  MAINSTAY GOVERNMENT FUND             LB GOV'T BOND INDEX
                                                                  ------------------------             -------------------
04/30/94                                                                    1000                               1000
04/30/95                                                                    1054                               1065
04/30/96                                                                    1118                               1154
04/30/97                                                                    1175                               1229
04/30/98                                                                    1290                               1365
04/30/99                                                                    1350                               1452
04/30/00                                                                    1348                               1481
04/30/01                                                                    1483                               1652
04/30/02                                                                    1572                               1776
04/30/03                                                                    1707                               1976
04/30/04                                                                    1686                               1989

                                                     -- MainStay Government Fund
                                             -- Lehman Brothers Gov't Bond Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $1,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance for Class A, C, and I shares, first offered 1/3/95, 9/1/98, and 1/1/04, respectively, includes the historical performance of Class B shares from inception (5/1/86) through 12/31/94 for Class A, through 8/31/98 for Class C, and through 12/31/03 for Class I, adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for such shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     3

 CLASS I SHARES
--------------------------------------------------------------------------------

                             SIX      ONE      FIVE     TEN
TOTAL RETURNS               MONTHS    YEAR    YEARS    YEARS
-------------------------------------------------------------
With sales charges             N/A      N/A      N/A      N/A
Excluding sales charges      0.42%   -0.37%    5.55%    6.39%

                                                                  MAINSTAY GOVERNMENT FUND             LB GOV'T BOND INDEX
                                                                  ------------------------             -------------------
04/30/94                                                                    1000                               1000
04/30/95                                                                    1064                               1065
04/30/96                                                                    1140                               1154
04/30/97                                                                    1209                               1229
04/30/98                                                                    1342                               1365
04/30/99                                                                    1418                               1452
04/30/00                                                                    1429                               1481
04/30/01                                                                    1587                               1652
04/30/02                                                                    1700                               1776
04/30/03                                                                    1865                               1976
04/30/04                                                                    1858                               1989

                                                     -- MainStay Government Fund
                                             -- Lehman Brothers Gov't Bond Index

1. The Lehman Brothers(R) Government Bond Index is an unmanaged index comprised of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Government Fund

 $1,000 INVESTED IN MAINSTAY GOVERNMENT FUND
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                             ENDING ACCOUNT                  VALUE
                                                              VALUE (BASED                 (BASED ON
                                                 BEGINNING     ON ACTUAL      EXPENSES    HYPOTHETICAL    EXPENSES
                                                  ACCOUNT     RETURNS AND       PAID       5% RETURN        PAID
                                                   VALUE       EXPENSES)       DURING      AND ACTUAL      DURING
SHARE CLASS                                       11/1/03       4/30/04        PERIOD      EXPENSES)       PERIOD
------------------------------------------------------------------------------------------------------------------
CLASS A SHARES(1)                                 $1,000         $1,003         $ 6          $1,044         $ 7
------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(1)                                 $1,000         $1,001         $10          $1,040         $10
------------------------------------------------------------------------------------------------------------------

CLASS C SHARES(1)                                 $1,000         $1,001         $10          $1,040         $10
------------------------------------------------------------------------------------------------------------------

CLASS I SHARES(2,3)                               $1,000         $  994         $ 3          $1,047         $ 3
------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).
2. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 121 (to reflect the four-month period).
3. Class I shares were first offered on January 1, 2004. Expenses paid during the period reflect ongoing costs for the four-month period ending April 30, 2004. Had Class I shares been offered for the six months ended April 30, 2004, based on a hypothetical 5% return, expenses paid during the period would be $5, and the ending account value would be $1,045.

                                                     www.mainstayfunds.com     5

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Gary Goodenough and Joseph Portera of MacKay Shields LLC

WHAT ECONOMIC FACTORS INFLUENCED THE BOND PORTION OF THE FUND'S PORTFOLIO?

The Federal Reserve maintained the targeted federal funds rate at an accommodative 1.0%, and for much of the period, economic data was mixed. In April 2004, however, key economic releases showed that core inflation had risen at a 0.4% monthly rate, nonfarm payrolls had grown by 308,000, and first-quarter 2004 real gross domestic product had surpassed the 4.1% annualized growth rate in the fourth-quarter of 2003. The risk of deflation appeared to be waning, while trend-level growth seemed to be firming.

HOW DID THESE FACTORS AFFECT TREASURY YIELDS?

Quite a bit. The two-year, five-year, 10-year, and 30-year benchmark Treasury issues began the reporting period with yields of 1.8%, 3.2%, 4.3%, and 5.1%, respectively. Over the next five months, benchmark Treasury yields drifted lower on inconclusive economic data. In April, interest rates turned sharply higher as the bond market began to brace for a less stimulative monetary policy. At the end of the reporting period, the benchmark rates had risen to 2.3%, 3.6%, 4.5%, and 5.3%, respectively.

HOW DID YOU POSITION THE FUND'S PORTFOLIO?

During the period, we sold some of the Fund's Treasury and asset-backed securities to increase exposure to agency debentures, investment-grade corporate bonds, and mortgage-backed securities. These adjustments had multiple purposes. First, we generated incremental yield without seriously compromising credit quality. Second, we pared the Fund's position in asset-backed securities, a sector that had seen strong performance but may have seen too much buying activity. Third, to reinforce our view that interest rates were likely to rise, we purchased mortgage-backed securities collateralized by balloon loans, because the durations of these securities are less prone to lengthen when interest rates rise.

WERE THERE ANY CHANGES IN TERMS OF THE FUND'S DURATION?

Overall, we shortened duration during the period. This was accomplished by selling some of the Fund's Treasury securities and using the proceeds to purchase money-market instruments. With the exception of this trade, we allowed the Fund's duration to track broad swings in the duration of its mortgage-backed securities. For most of the reporting period, the Fund's duration ranged from 4.25 to 4.50 years. In April, the Fund's duration posture, which was longer than the average duration of other intermediate government bond funds, hurt relative performance when interest rates climbed. This duration effect offset the benefits derived from our emphasis on securities that tend to trade at higher yields than Treasuries.

WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND INTEREST RATES?

We expect employment data to play a role in Federal Reserve decisions, and we anticipate market turbulence around the time when this data is released. Over the longer term, we expect interest rates to gradually trend higher until the Federal Reserve initiates a tightening cycle. Even then, interest rates may remain unsettled until the Federal Reserve specifies the kinds of conditions that would prompt a neutral stand.

HOW ARE YOU POSITIONING THE FUND GIVEN YOUR OUTLOOK?

The Fund has a moderate risk profile and is positioned to take advantage of tighter yield spreads between Treasuries and other securities. While the Fund's portfolio primarily consists of government securities, we also have the flexibility to invest up to 20% in non-government-related securities. We will continue to selectively invest in sectors of the market that we believe may offer more attractive yields than government-related securities. We are also looking for opportunities to shorten the Fund's duration even more, and we believe that periods of Treasury volatility may provide attractive chances to do so.

Finally, an accelerating economy and higher energy costs have raised a general concern that inflation may gain momentum. In anticipation of higher inflation, we reestablished a position in Treasury inflation-protected securities (TIPS), and we may increase the Fund's exposure should data suggest that inflationary pressures are mounting.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Past performance is no guarantee of future results. Investment objectives may not be met, as the underlying investment options are subject to market risk and fluctuations in value.

 6   MainStay Government Fund

 PORTFOLIO COMPOSITION AS OF APRIL 30, 2004

(PORTFOLIO COMPOSITION PIE CHART)

FNMA                                                                      46.40%
Short-Term Investments (collateral from securities lending is 23.5%)      38.00
U.S. Treasury Bonds                                                       12.30
U.S. Treasury Notes                                                        9.70
FHLMC                                                                      9.60
Asset Backed Securities                                                    5.80
GNMA                                                                       5.30
Corporate Bonds                                                            3.80
U.S. Government and Federal Agency                                         2.90
CMO                                                                        0.80
Municipal Bonds                                                            0.40
Liabilities in Excess of Cash and Other Assets                           -35.00

                                                    www.mainstayfunds.com     7

PORTFOLIO OF INVESTMENTS APRIL 30, 2004 UNAUDITED

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
LONG-TERM INVESTMENTS (97.0%)+
ASSET-BACKED SECURITIES (5.8%)
---------------------------------------------------------------------------------
CONSUMER FINANCE (2.6%)
BMW Vehicle Owner Trust
  Series 2003-A Class A3
  1.94%, due 2/25/07                                $   2,920,000   $   2,923,811
Harley-Davidson Motorcycle Trust
  Series 2002-1 Class A2
  4.50%, due 1/15/10                                    7,040,000       7,267,549
Volkswagen Auto Loan
  Enhanced Trust
  Series 2003-2 Class A3
  2.27%, due 10/22/07                                   1,830,000       1,828,627
                                                                    -------------
                                                                       12,019,987
                                                                    -------------
CONSUMER LOANS (0.5%)
Atlantic City Electric
  Transition Funding LLC
  Series 2002-1 Class A4
  5.55%, due 10/20/23                                   2,275,000       2,301,155
                                                                    -------------

DIVERSIFIED FINANCIAL SERVICES (2.1%)
Capital One Master Trust
  Series 2001-5 Class A
  5.30%, due 6/15/09                                    1,620,000       1,706,799
Massachusetts RRB
  Special Purpose Trust
  Series 2001-1 Class A
  6.53%, due 6/1/15                                     7,457,745       8,145,308
                                                                    -------------
                                                                        9,852,107
                                                                    -------------
THRIFTS & MORTGAGE FINANCE (0.6%)
Vanderbilt Mortgage Finance
  Series 1999-B Class 1A4
  6.545%, due 4/7/18                                    2,645,203       2,749,002
                                                                    -------------
Total Asset-Backed Securities
  (Cost $26,011,854)                                                   26,922,251
                                                                    -------------

CORPORATE BONDS (3.8%)
---------------------------------------------------------------------------------
COMMERCIAL BANKS (0.3%)
Bank of America Corp.
  5.125%, due 11/15/14                                  1,360,000       1,332,887
                                                                    -------------

CONSUMER FINANCE (1.2%)
CitiFinancial Credit Co.
  6.625%, due 6/1/15                                    2,070,000       2,259,119
Ford Motor Credit Co.
  7.00%, due 10/1/13                                    2,660,000       2,735,624
General Motors Acceptance Corp.
  6.875%, due 8/28/12                                     451,000         470,239
                                                                    -------------
                                                                        5,464,982
                                                                    -------------

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
ELECTRIC UTILITIES (0.7%)
Consumers Energy Co. Series H
  4.80%, due 2/17/09                                $   3,270,000   $   3,302,612
                                                                    -------------

MEDIA (1.0%)
AT&T Broadband Corp.
  9.455%, due 11/15/22                                  1,695,000       2,203,200
Comcast Cable Communications, Inc.
  8.875%, due 5/1/17                                    1,055,000       1,311,660
Tele-Communications, Inc.
  10.125%, due 4/15/22                                    860,000       1,173,756
                                                                    -------------
                                                                        4,688,616
                                                                    -------------
REAL ESTATE (0.6%)
HRPT Properties Trust
  6.40%, due 2/15/15                                    2,700,000       2,798,904
                                                                    -------------
Total Corporate Bonds
  (Cost $17,594,439)                                                   17,588,001
                                                                    -------------

MORTGAGE-BACKED SECURITY (0.8%)
---------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
  (COLLATERIZED MORTGAGE OBLIGATIONS) (0.8%)
Fannie Mae Grantor Trust
  Series 2003-T1 Class B
  4.491%, due 11/25/12                                  3,545,000       3,438,306
                                                                    -------------
Total Mortgage-Backed Security (Cost $3,545,000)                        3,438,306
                                                                    -------------

MUNICIPAL BOND (0.4%)
---------------------------------------------------------------------------------
TEXAS (0.4%)
Harris County Texas Industrial Development Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23                                    1,720,000       1,735,944
                                                                    -------------
Total Municipal Bond
  (Cost $1,757,471)                                                     1,735,944
                                                                    -------------

* Fund's 10 largest holdings. May be subject to change daily.
+ Percentages indicated are based on Fund net assets.

 8   MainStay Government Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (86.2%)
---------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (2.9%)
*5.25%, due 11/5/12                                 $  10,900,000   $  10,779,392
  6.00%, due 12/17/18                                   2,865,000       2,810,958
                                                                    -------------
                                                                       13,590,350
                                                                    -------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (6.7%)
  3.00%, due 8/1/10                                     6,714,560       6,537,837
  5.00%, due 6/1/33-8/1/33 (c)                         15,207,917      14,755,695
  5.50%, due 6/14/34 TBA (a)                            9,495,000       9,444,562
                                                                    -------------
                                                                       30,738,094
                                                                    -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (7.9%)
  2.80%, due 3/1/19                                     1,750,000       1,735,590
  4.375%, due 7/17/13                                   5,140,000       4,852,515
  5.25%, due 1/15/09-8/1/12                             9,600,000       9,957,149
  5.50%, due 5/2/06 (b)                                 8,970,000       9,458,318
  6.625%, due 9/15/09                                   9,200,000      10,309,152
                                                                    -------------
                                                                       36,312,724
                                                                    -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (38.5%)
  4.00%, due 5/18/19 TBA (a)                            5,745,000       5,520,589
*4.50%, due 7/1/18-11/1/18                             41,967,232      41,361,831
*5.00%, due 9/1/17 (c)                                 12,065,108      12,156,323
  5.00%, due 5/13/34 TBA (a)                           10,405,000      10,079,844
*5.50%, due 1/1/17-12/1/33 (c)                         41,244,084      41,786,452
  5.50%, due 5/18/19-6/15/34 TBA (a)                   11,570,000      11,624,347
  6.00%, due 12/1/16-3/1/33                            15,892,383      16,312,987
*6.00%, due 5/15/34-6/15/34
  TBA (a)                                              16,005,000      16,352,148
  6.50%, due 10/1/31                                    3,736,015       3,888,958
  7.00%, due 7/1/31-11/1/32 (c)                         7,314,106       7,732,043
  7.50%, due 1/1/30-8/1/31                              9,738,328      10,446,852
                                                                    -------------
                                                                      177,262,374
                                                                    -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (5.3%)
  6.00%, due 8/15/32-12/15/32 (c)                      12,247,320      12,562,460
  6.50%, due 8/15/28-4/15/31 (c)                        7,842,028       8,198,507
  7.50%, due 12/15/28-2/15/32                           3,608,318       3,881,353
                                                                    -------------
                                                                       24,642,320
                                                                    -------------
HVIDE VAN OMMEREN TANKERS LLC (1.4%)
Series I
  7.54%, due 12/14/23 (e)                               2,997,000       3,125,272
Series II
  7.54%, due 12/14/23 (e)                               2,997,000       3,125,272
                                                                    -------------
                                                                        6,250,544
                                                                    -------------
OVERSEAS PRIVATE INVESTMENT CORPORATION (1.5%)
  (zero coupon), due 8/14/06 (e)                        4,303,331       4,336,260
  3.74%, due 4/15/15 (e)                                2,618,004       2,568,132
                                                                    -------------
                                                                        6,904,392
                                                                    -------------

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
UNITED STATES TREASURY BONDS (12.3%)
*5.375%, due 2/15/31 (b)                            $  18,006,000   $  18,242,329
  6.25%, due 8/15/23 (b)                                9,465,000      10,517,243
  6.875%, due 8/15/25 (b)                               8,400,000      10,023,233
  7.50%, due 11/15/16                                     530,000         658,918
*8.75%, due 8/15/20 (b)                                12,550,000      17,508,718
                                                                    -------------
                                                                       56,950,441
                                                                    -------------
UNITED STATES TREASURY NOTES (9.7%)
*3.00%, due 2/15/08 (b)                                10,705,000      10,628,481
*3.375%, due 1/15/07
  T.I.P. (b)(f)                                         8,655,000      10,967,953
  4.375%, due 5/15/07 (b)                               7,620,000       7,945,930
*4.625%, due 5/15/06 (b)                               10,435,000      10,903,354
  4.875%, due 2/15/12 (b)                               3,010,000       3,129,223
  5.75%, due 8/15/10                                      790,000         868,321
  6.00%, due 8/15/09                                      210,000         232,936
                                                                    -------------
                                                                       44,676,198
                                                                    -------------
Total U.S. Government &
  Federal Agencies
  (Cost $398,270,948)                                                 397,327,437
                                                                    -------------
Total Long-Term Investments
  (Cost $447,179,712)                                                 447,011,939
                                                                    -------------

SHORT-TERM INVESTMENTS (38.0%)
---------------------------------------------------------------------------------
FEDERAL AGENCIES (14.5%)
Federal Home Loan Bank
  (Discount Notes)
  0.88%, due 5/3/04                                     6,435,000       6,434,714
  0.91%, due 5/3/04                                    13,285,000      13,284,328
  0.92%, due 5/5/04                                    11,990,000      11,988,774
  0.97%, due 6/21/04                                   13,975,000      13,955,790
  0.99%, due 5/5/04                                     6,200,000       6,199,318
Federal National Mortgage Association
  (Discount Notes)
  0.97%, due 5/17/04                                   13,000,000      12,994,394
  0.99%, due 5/3/04                                     1,790,000       1,789,902
                                                                    -------------
Total Federal Agencies
  (Cost $66,647,220)                                                   66,647,220
                                                                    -------------
                                                           SHARES
INVESTMENT COMPANY (0.3%)
AIM Institutional Funds Group
  1.00%, due 5/3/04 (d)                                 1,302,234       1,302,234
                                                                    -------------
Total Investment Company
  (Cost $1,302,234)                                                     1,302,234
                                                                    -------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com     9

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
MASTER NOTE (1.0%)
Bank of America LLC
  1.1874%, due 5/3/04 (d)                           $   4,660,000   $   4,660,000
                                                                    -------------
Total Master Note
  (Cost $4,660,000)                                                     4,660,000
                                                                    -------------

REPURCHASE AGREEMENTS (22.2%)
Banc One Capital Markets, Inc. 1.1799%, dated
  4/30/04
  due 5/3/04
  Proceeds at Maturity $11,501,131 (d)
  (Collateralized by Various Bonds with a
  Principal Amount of $12,535,553 and a Market
  Value of $11,730,059)                                11,500,000      11,500,000
                                                                    -------------
Countrywide Securities Corp.
  1.1324%, dated 4/30/04
  due 5/3/04
  Proceeds at Maturity $19,726,861 (d)
  (Collateralized by Various Bonds with a
  Principal Amount of $20,640,365 and a Market
  Value of $20,553,267)                                19,725,000      19,725,000
                                                                    -------------
Credit Suisse First Boston Corp.
  1.1124%, dated 4/30/04
  due 5/3/04
  Proceeds at Maturity $21,480,991 (d)
  (Collateralized by Various Bonds with a
  Principal Amount of $20,889,519 and a Market
  Value of $21,909,131)                                21,479,000      21,479,000
                                                                    -------------
Lehman Brothers Inc.
  1.1124%, dated 4/30/04
  due 5/3/04
  Proceeds at Maturity $21,720,013 (d)
  (Collateralized by Various Bonds with a
  Principal Amount of $28,538,826 and a Market
  Value of $22,796,925)                                21,718,000      21,718,000
                                                                    -------------

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
Merrill Lynch Pierce Fenner & Smith, Inc.
  1.1424%, dated 4/30/04
  due 5/3/04
  Proceeds at Maturity $9,485,903 (d)
  (Collateralized by Various Bonds with a
  Principal Amount of $9,305,362 and a Market
  Value of $9,959,494)                              $   9,485,000   $   9,485,000
                                                                    -------------
Morgan Stanley & Co.,Inc.
  1.1124%, dated 4/30/04
  due 5/3/04
  Proceeds at Maturity $18,418,707 (d)
  (Collateralized by Various Bonds with a
  Principal Amount of $23,788,416 and a Market
  Value of $19,303,340)                                18,417,000      18,417,000
                                                                    -------------
Total Repurchase Agreements
  (Cost $102,324,000)                                                 102,324,000
                                                                    -------------
Total Short-Term Investments
  (Cost $174,933,454)                                                 174,933,454
                                                                    -------------
Total Investments
  (Cost $622,113,166) (g)                                   135.0%    621,945,393(h)
Liabilities in Excess of                                    (35.0)   (161,133,351)
  Cash and Other Assets
                                                            100.0%
Net Assets                                                          $ 460,812,042
                                                                    =============

(a) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and the maturity will be determined upon settlement.
(b) Represents securities out on loan or a portion of which is out on loan. (See Note 2).
(c)  Segregated as collateral for TBA.
(d) Represents security or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  United States Government Guaranteed Security.
(f) Treasury Inflation Indexed Security-Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price
     Index-Urban Consumers.
(g)  The cost for federal income tax purpose is $622,384,335.
(h)  At April 30, 2004 net unrealized depreciation was
     $438,942 based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $6,165,878 and aggregate unrealized depreciation for all investments on which there was an excess of cost over market value of $6,604,820.

 10   MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $622,113,166) including
  $102,519,397 market value of
  securities loaned                             $621,945,393
Cash                                                     702
Deposits with brokers for securities loaned            7,355
Receivables:
  Investment securities sold                       7,000,000
  Interest                                         3,886,234
  Fund shares sold                                   249,868
Other assets                                          29,753
                                                ------------
    Total assets                                 633,119,305
                                                ------------
LIABILITIES:
Securities lending collateral                    108,293,589
Payables:
  Investment securities purchased                 60,514,679
  Fund shares redeemed                               937,462
  Transfer agent                                     561,697
  NYLIFE Distributors                                330,902
  Manager                                            232,151
  Custodian                                            4,994
  Trustees                                             3,776
Accrued expenses                                      93,800
Dividends payable                                  1,334,213
                                                ------------
    Total liabilities                            172,307,263
                                                ------------
Net assets                                      $460,812,042
                                                ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $    106,339
  Class B                                            438,661
  Class C                                             12,070
  Class I                                                 12
Additional paid-in capital                       511,881,774
Distributions in excess of net investment
  income                                          (2,980,248)
Accumulated net realized loss on investments     (48,478,793)
Net unrealized depreciation on investments          (167,773)
                                                ------------
Net assets                                      $460,812,042
                                                ============
CLASS A
Net assets applicable to outstanding shares     $ 88,075,609
                                                ============
Shares of beneficial interest outstanding         10,633,890
                                                ============
Net asset value per share outstanding           $       8.28
Maximum sales charge (4.50% of offering price)          0.39
                                                ------------
Maximum offering price per share outstanding    $       8.67
                                                ============
CLASS B
Net assets applicable to outstanding shares     $362,743,861
                                                ============
Shares of beneficial interest outstanding         43,866,073
                                                ============
Net asset value and offering price per share
  outstanding                                   $       8.27
                                                ============
CLASS C
Net assets applicable to outstanding shares     $  9,982,538
                                                ============
Shares of beneficial interest outstanding          1,207,012
                                                ============
Net asset value and offering price per share
  outstanding                                   $       8.27
                                                ============
CLASS I
Net assets applicable to outstanding shares     $     10,034
                                                ============
Shares of beneficial interest outstanding              1,211
                                                ============
Net asset value and offering price per share
  outstanding                                   $       8.28
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $10,267,013
  Income from securities loaned -- net                93,462
                                                 -----------
    Total income                                  10,360,475
                                                 -----------
EXPENSES:
  Manager                                          1,475,163
  Distribution -- Class B                          1,450,549
  Distribution -- Class C                             41,895
  Transfer agent                                     908,787
  Service -- Class A                                 117,143
  Service -- Class B                                 483,534
  Service -- Class C                                  13,966
  Shareholder communication                           47,005
  Professional                                        38,448
  Recordkeeping                                       37,846
  Custodian                                           29,471
  Registration                                        24,837
  Trustees                                            13,610
  Miscellaneous                                       17,621
                                                 -----------
    Total expenses                                 4,699,875
                                                 -----------
Net investment income                              5,660,600
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                     220,633
Net change in unrealized appreciation on
  investments                                     (4,632,540)
                                                 -----------
Net realized and unrealized loss on investments   (4,411,907)
                                                 -----------
Net increase in net assets resulting from
  operations                                     $ 1,248,693
                                                 ===========

 12   MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                   2004           2003*            2002
INCREASE (DECREASE)
IN NET ASSETS:
Operations:
 Net investment income     $  5,660,600   $  10,750,816   $  16,157,348
 Net realized gain on
  investments                   220,633       6,310,913      13,384,281
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                (4,632,540)    (17,432,071)     14,691,813
                           --------------------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations             1,248,693        (370,342)     44,233,442
                           --------------------------------------------

Dividends to shareholders:

 From net investment income:
   Class A                   (1,872,666)     (3,589,522)     (3,148,466)
   Class B                   (6,270,237)    (12,703,616)    (15,614,432)
   Class C                     (179,134)       (447,985)       (453,946)
   Class I                         (145)             --              --
                           --------------------------------------------
 Total dividends to
  shareholders               (8,322,182)    (16,741,123)    (19,216,844)
                           --------------------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                   15,713,369     141,504,732     207,805,168
   Class B                   13,500,094      48,161,809     132,321,833
   Class C                    1,473,860       7,797,317      14,085,627
   Class I                       16,229              --              --

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends:
   Class A                    1,372,615       3,096,505       2,650,009
   Class B                    4,327,140      10,444,747      12,557,843
   Class C                      111,745         342,006         350,032
   Class I                           98              --              --
                           --------------------------------------------
                             36,515,150     211,347,116     369,770,512

 Cost of shares redeemed:
   Class A                  (27,472,173)   (134,112,683)   (180,730,168)
   Class B                  (57,720,485)   (114,314,699)    (99,780,727)
   Class C                   (3,848,226)    (13,253,516)     (6,334,835)
   Class I                       (6,126)             --              --
                           --------------------------------------------
                            (89,047,010)   (261,680,898)   (286,845,730)
    Increase (decrease)
     in net assets
     derived from capital
     share transactions     (52,531,860)    (50,333,782)     82,924,782
                           --------------------------------------------
    Net increase
     (decrease) in net
     assets                 (59,605,349)    (67,445,247)    107,941,380

                                   2004           2003*            2002

NET ASSETS:
Beginning of period        $520,417,391   $ 587,862,638     479,921,258
                           --------------------------------------------
End of period              $460,812,042   $ 520,417,391   $ 587,862,638
                           ============================================
Accumulated distributions
 in excess of net
 investment income         $ (2,980,248)  $    (318,666)  $     (58,709)
                           ============================================

*  The Fund changed its fiscal year end from December 31 to October 31.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                               JANUARY 1,
                                  SIX MONTHS      2003                                     CLASS A
                                    ENDED        THROUGH     --------------------------------------------------------------------
                                  APRIL 30,    OCTOBER 31,                         YEAR ENDED DECEMBER 31,
                                    2004*        2003**        2002       2001               2000              1999        1998
Net asset value at beginning of
  period                           $  8.42       $  8.67     $  8.25    $  8.19            $  7.75           $  8.46     $  8.27
                                   -------       -------     -------    -------            -------           -------     -------
Net investment income                 0.12          0.20        0.32       0.39(a)(d)         0.46(a)           0.42        0.43
Net realized and unrealized gain
  (loss) on investments              (0.09)        (0.16)       0.47       0.12(d)            0.45             (0.65)       0.24
                                   -------       -------     -------    -------            -------           -------     -------
Total from investment operations      0.03          0.04        0.79       0.51               0.91             (0.23)       0.67
                                   -------       -------     -------    -------            -------           -------     -------
Less dividends and
  distributions:
  From net investment income         (0.17)        (0.29)      (0.37)     (0.39)             (0.46)            (0.42)      (0.43)
  Return of capital                     --            --          --      (0.06)             (0.01)            (0.06)      (0.05)
                                   -------       -------     -------    -------            -------           -------     -------
Total dividends and
  distributions                      (0.17)        (0.29)      (0.37)     (0.45)             (0.47)            (0.48)      (0.48)
                                   -------       -------     -------    -------            -------           -------     -------
Net asset value at end of period   $  8.28       $  8.42     $  8.67    $  8.25            $  8.19           $  7.75     $  8.46
                                   =======       =======     =======    =======            =======           =======     =======
Total investment return (b)           0.34%         0.50%       9.75%      6.33%             12.20%            (2.81%)      8.32%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income             2.91%+        2.85%+      3.76%      4.71%(d)           5.89%             5.17%       5.20%
    Expenses                          1.30%+        1.25%+      1.19%      1.17%              1.16%             1.13%       1.12%
Portfolio turnover rate                 48%           99%        117%       151%               324%              255%        371%
Net assets at end of period (in
  000's)                           $88,076       $99,852     $92,581    $59,405            $58,674           $34,116     $22,189

                                           JANUARY 1,
                              SIX MONTHS      2003                              CLASS C                           SEPTEMBER 1***
                                ENDED        THROUGH     ------------------------------------------------------       THROUGH
                              APRIL 30,    OCTOBER 31,                  YEAR ENDED DECEMBER 31,                    DECEMBER 31,
                                2004*        2003**        2002       2001              2000             1999          1998
Net asset value at beginning
  of period                    $   8.40      $  8.66     $  8.24    $  8.18           $  7.73          $  8.44        $  8.43
                               --------      -------     -------    -------           -------          -------        -------
Net investment income              0.09         0.14        0.26       0.33(a)(d)        0.40(a)          0.36           0.12
Net realized and unrealized
  gain (loss) on investments      (0.08)       (0.16)       0.46       0.12(d)           0.46            (0.66)          0.03
                               --------      -------     -------    -------           -------          -------        -------
Total from investment
  operations                       0.01        (0.02)       0.72       0.45              0.86            (0.30)          0.15
                               --------      -------     -------    -------           -------          -------        -------
Less dividends and
  distributions:
  From net investment income      (0.14)       (0.24)      (0.30)     (0.34)            (0.41)           (0.36)         (0.12)
  Return of capital                  --           --          --      (0.05)            (0.00)(c)        (0.05)         (0.02)
                               --------      -------     -------    -------           -------          -------        -------
Total dividends and
  distributions                   (0.14)       (0.24)      (0.30)     (0.39)            (0.41)           (0.41)         (0.14)
                               --------      -------     -------    -------           -------          -------        -------
Net asset value at end of
  period                       $   8.27      $  8.40     $  8.66    $  8.24           $  8.18          $  7.73        $  8.44
                               ========      =======     =======    =======           =======          =======        =======
Total investment return (b)        0.07%       (0.25%)      8.94%      5.54%            11.49%           (3.60%)         1.75%
Ratios (to average net
  assets)/
  Supplemental Data:
    Net investment income          2.16%+       2.10%+      3.01%      3.96%(d)          5.14%            4.42%          4.45%+
    Expenses                       2.05%+       2.00%+      1.94%      1.92%             1.91%            1.88%          1.87%+
Portfolio turnover rate              48%          99%        117%       151%              324%             255%           371%
Net assets at end of period
  (in 000's)                   $  9,983      $12,385     $17,940    $ 9,245           $ 5,059          $   532        $    94

*    Unaudited.
**   The Fund changed its fiscal year end from December 31 to
     October 31.
***  Class C shares were first offered on September 1, 1998.
+    Annualized.
++   Class I shares were first offered on January 1, 2004.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.
(c)  Less than one cent per share.
(d)  As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                 CLASS A     CLASS B    CLASS C
Decrease net investment income                                   ($0.03)     ($0.03)    ($0.03)
Increase net realized and unrealized gains and losses              0.03        0.03       0.03
Decrease ratio of net investment income                           (0.37%)     (0.37%)    (0.37%)

 14   MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

             JANUARY 1,
SIX MONTHS      2003                                    CLASS B
  ENDED        THROUGH     -----------------------------------------------------------------
APRIL 30,    OCTOBER 31,                        YEAR ENDED DECEMBER 31,
  2004*        2003**        2002       2001              2000             1999       1998
 $   8.40     $   8.66     $   8.24   $   8.18          $   7.73         $   8.44   $   8.25
 --------     --------     --------   --------          --------         --------   --------
     0.09         0.14         0.26       0.33(a)(d)        0.40(a)          0.36       0.37
    (0.08)       (0.16)        0.46       0.12(d)           0.46            (0.66)      0.24
 --------     --------     --------   --------          --------         --------   --------
     0.01        (0.02)        0.72       0.45              0.86            (0.30)      0.61
 --------     --------     --------   --------          --------         --------   --------
    (0.14)       (0.24)       (0.30)     (0.34)            (0.41)           (0.36)     (0.37)
       --           --           --      (0.05)            (0.00)(c)        (0.05)     (0.05)
 --------     --------     --------   --------          --------         --------   --------
    (0.14)       (0.24)       (0.30)     (0.39)            (0.41)           (0.41)     (0.42)
 --------     --------     --------   --------          --------         --------   --------
 $   8.27     $   8.40     $   8.66   $   8.24          $   8.18         $   7.73   $   8.44
 ========     ========     ========   ========          ========         ========   ========
     0.07%       (0.25%)       8.94%      5.54%            11.49%           (3.60%)     7.52%
     2.16%+       2.10%+       3.01%      3.96%(d)          5.14%            4.42%      4.45%
     2.05%+       2.00%+       1.94%      1.92%             1.91%            1.88%      1.87%
       48%          99%         117%       151%              324%             255%       371%
 $362,744     $408,180     $477,341   $411,271          $403,374         $483,495   $590,592


      CLASS I
 -----------------
 JANUARY 1, 2004++
      THROUGH
     APRIL 30,
       2004*

     $   8.44
     --------
         0.08
        (0.12)
     --------
        (0.04)
     --------
        (0.12)
           --
     --------
        (0.12)
     --------
     $   8.28
     ========
        (0.49%)
         3.28%+
         0.93%+
           48%
     $     10


    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Government Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class I shares are not subject to sales charge. Distribution of Class I shares commenced on January 1, 2004. Class A shares, Class B shares, Class C shares and Class I shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Each class of shares other than Class I shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek a high level of current income, consistent with safety of principal.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if those prices are deemed by the Fund's Manager to be representative of market values, at the regular close of business of the New York Stock Exchange. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

(B) MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(C) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(D) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

(E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

 16   MainStay Government Fund

(F) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and expenses and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(G) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(H) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Certain amounts have been reclassified to conform to current year presentation. Such reclassifications had no effect on the Fund's net income or capital.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets on assets up to $1 billion and 0.55% annually on assets in excess of $1 billion. For the six months ended April 30, 2004, the Manager earned from the Fund $1,475,163.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager pays the Subadvisor a monthly fee of 0.30% of the Fund's average daily net assets on assets up to $1 billion and 0.275% on assets in excess of $1 billion.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $7,462 for the six months ended April 30, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges for redemption of Class A, Class B and Class C shares of $8,614, $126,151 and $2,970, respectively, for the six months ended April 30, 2004.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with

                                                    www.mainstayfunds.com     17

Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended April 30, 2004, amounted to $908,787.

(E) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Government Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in professional expenses as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM, amounted to $5,558 for the six months ended April 30, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $37,846 for the six months ended April 30, 2004.

NOTE 4 -- FEDERAL INCOME TAX:

At October 31, 2003 for federal income tax purposes, capital loss carryforwards of $48,534,126 were available as shown in the table below, to the extent provided by the regulations, to offset future realized gains of the Fund through the years indicated. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

    CAPITAL LOSS      AMOUNT
  AVAILABLE THROUGH   (000'S)

        2004          $ 9,647
        2005            1,897
        2007           30,060
        2008            6,930
  ---------------------------
                      $48,534
  ---------------------------

The tax character of distributions paid during the ten months ended October 31, 2003 and the year ended December 31, 2002, shown in the Statement of Changes in Net Assets, was as follows:

                                          2003         2002
Distributions paid from
  Ordinary Income                  $16,741,123  $19,216,844
  Long term Capital Gains                   --           --
-----------------------------------------------------------
                                   $16,741,123  $19,216,844
-----------------------------------------------------------

NOTE 5 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2004, purchases and sales of U.S. Government securities were $226,912 and $250,292, respectively. Purchases and sales of securities other than U.S. Government securities and short-term securities, were $6,647 and $14,721, respectively.

As of April 30, 2004, the Fund had securities on loan with an aggregate market value of $102,519,397. The Fund received $108,293,589 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

NOTE 6 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2004.

 18   MainStay Government Fund

NOTE 7 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                 SIX MONTHS ENDED
                                 APRIL 30, 2004*
                       CLASS A  CLASS B  CLASS C  CLASS I**
Shares sold              1,853    1,589      174          2
-----------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions            162      511       13      --(a)
-----------------------------------------------------------
                         2,015    2,100      187          2
-----------------------------------------------------------
Shares redeemed        (3,246)  (6,823)    (454)        (1)
-----------------------------------------------------------
Net increase
  (decrease)           (1,231)  (4,723)    (267)          1
-----------------------------------------------------------

                                    JANUARY 1, THROUGH
                                    OCTOBER 31, 2003***
                                 CLASS A   CLASS B  CLASS C
Shares sold                       16,411     5,582      907
-----------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                      361     1,219       40
-----------------------------------------------------------
                                  16,772     6,801      947
-----------------------------------------------------------
Shares redeemed                 (15,587)  (13,363)  (1,545)
-----------------------------------------------------------
Net increase (decrease)            1,185   (6,562)      598
-----------------------------------------------------------

                                        YEAR ENDED
                                     DECEMBER 31, 2002
                                 CLASS A   CLASS B  CLASS C
Shares sold                       24,465    15,607    1,659
-----------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                      314     1,491       41
-----------------------------------------------------------
                                  24,779    17,098    1,700
-----------------------------------------------------------
Shares redeemed                 (21,296)  (11,840)    (749)
-----------------------------------------------------------
Net increase                       3,483     5,258      951
-----------------------------------------------------------

(a)   Less than one thousand.
*    Unaudited.
**   First offered on January 1, 2004.
***  The Fund changed its fiscal year end from December 31 to October 31.

NOTE 8 -- OTHER MATTERS:

(A) On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's reports on the Trust's financial statements for the period ended October 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

(B) NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. NYLIM and the MainStay Equity Index Fund are currently seeking to resolve the SEC Staff's concerns regarding these matters, although there can be no assurance at this time as to the outcome of these efforts.

                                                    www.mainstayfunds.com     19

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              55           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Manager, NYLIFE Distributors LLC; Vice
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 portfolios);
                                                 President, Eclipse Funds Inc. (10
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                23           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   23           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           23           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                23           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               23           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

 20   MainStay Government Fund

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES*
        MICHAEL H.        Trustee since 2003     Retired. Independent Consultant (1999 to            23           None
        SUTTON(+)                                present) (accounting and capital market
        9/19/40                                  regulation); Consultant, Financial
                                                 Accounting Standards Board (1998 to
                                                 1999); Chief Accountant, United States
                                                 Securities and Exchange Commission (1995
                                                 to 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Trustee since 1994     Advisor (July 2003 to present) and                  23           None
        TRUTANIC                                 Managing Director (2001 to 2003), The
        2/13/52                                  Carlyle Group (private investment firm);
                                                 Chairman and Chief Executive Officer,
                                                 Somerset Group (financial advisory firm);
                                                 Senior Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             36           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.;
                                                 Manager, NYLIFE Distributors LLC;
                                                 Director, New York Life Trust Company.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    61           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Chief Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ROBERT A.         Secretary since 2001   Senior Managing Director, General Counsel           55           None
        ANSELMI                                  and Secretary, New York Life Investment
        10/19/46                                 Management LLC (including predecessor
                                                 advisory organizations); Secretary, New
                                                 York Life Investment Management Holdings
                                                 LLC; Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIFE Distributors LLC;
                                                 Secretary, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds Inc., and Eclipse Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc., (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             55           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 NYLIFE Securities Inc.; Vice
                                                 President-Financial Operations and Chief
                                                 Financial Officer, NYLIFE Distributors
                                                 LLC; Tax Vice President, New York Life
                                                 International, LLC; Tax Vice President,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     + Resigned effective June 11, 2004.

                                                    www.mainstayfunds.com     21

MAINSTAY FUNDS

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Core Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT AUDITORS

KPMG LLP

 22   MainStay Government Fund

                       This page intentionally left blank

(MAINSTAY LOGO)

------------------------------------------------
GNot FDIC insured. G No bank guarantee. G May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds
(C) 2004 by NYLIFE Distributors LLC. All rights reserved.       SEC File Number:
                                                                       811-04550

NYLIM-A05432         RECYCLE.LOGO                                    MSG10-06/04

(New York Life LOGO)

                                             MAINSTAY(R)
                                             HIGH YIELD
                                             CORPORATE
                                             BOND FUND

                                             The MainStay(R) Funds

                                             Semiannual Report
                                             Unaudited

                                             April 30, 2004

                       This page intentionally left blank

 2   MainStay High Yield Corporate Bond Fund

MESSAGE FROM
THE PRESIDENT

Most domestic and international stock markets advanced during the six months ended April 30, 2004. The U.S. economy generally improved, with real gross domestic product growing at a seasonally adjusted annual rate of 4.1% in the fourth quarter of 2003 and, according to preliminary estimates, rising 4.4% in the first quarter of 2004. Inflation remained relatively modest throughout the reporting period but increased enough to reassure the Federal Reserve that unwanted deflation was no longer a serious concern.

Increases in corporate productivity led to worries that we might be having a "jobless recovery." In early April, however, the release of March employment figures showed a dramatic rise in nonfarm payrolls. Unfortunately, the combination of higher employment and rising inflation suggested that the Federal Reserve might soon move to raise interest rates. Bond markets adjusted to accommodate this perception, with yields rising and prices declining in April. The stock market, which had recorded relatively steady gains since mid-March of 2003, became increasingly volatile from late January through the end of April 2004.

In March and April, bond yields rose to reflect the increasing likelihood of a less-accommodative monetary policy. Since bond prices and yields tend to move in opposite directions, several bond indices recorded negative price performance during the six-month reporting period, but most provided positive total returns.

A weak U.S. dollar helped strengthen the performance of international stocks and was good news for U.S. exporters. The strengthening Japanese economy was greeted as positive news by international investors, but moves to decelerate the rapid economic growth in China were not as favorably received. Several international markets provided double-digit total returns for the six-month reporting period.

On January 1, 2004, the Eclipse Funds were re-branded as MainStay Funds. The change was part of a repositioning initiative at New York Life Investment Management LLC. During the reporting period, some Funds were merged, others liquidated, and still others renamed. The result was a single, robust, and integrated mutual fund family that gives investors a more comprehensive array of alternatives.

At MainStay, each of our Funds seeks to achieve its investment objective through consistent application of an established investment process. Whether the investments you've chosen use quantitative analysis, fundamental research, or a combination of the two, our disciplines remain the same, even when the markets move. We believe that our time-tested investment strategies can help you pursue your long-range goals with confidence. We hope to continue to serve your investment needs for many years to come.

Sincerely,

/s/ GARY E. WENDLANDT

Gary E. Wendlandt

President

   TABLE OF CONTENTS

   Message from the President                     3
---------------------------------------------------

   Investment and Performance Comparison          4
---------------------------------------------------

   Portfolio Management Discussion and
   Analysis                                       7

---------------------------------------------------

   Portfolio Composition                          8
---------------------------------------------------

   Portfolio of Investments                       9

   Financial Statements                          24
---------------------------------------------------

   Notes to Financial Statements                 30
---------------------------------------------------

   Trustees and Officers                         37
---------------------------------------------------

   MainStay(R) Funds                             39

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

                                                              SIX      ONE      FIVE     TEN
BENCHMARKS                                                   MONTHS    YEAR    YEARS    YEARS
CREDIT SUISSE FIRST BOSTON(TM) HIGH YIELD INDEX(1)            6.33%   16.73%    6.16%    7.83%
AVERAGE LIPPER HIGH CURRENT YIELD FUND(2)                     5.04    13.83     2.94     5.39

 CLASS A SHARES
--------------------------------------------------------------------------------

                               SIX      ONE    FIVE     TEN
TOTAL RETURNS                 MONTHS   YEAR    YEARS   YEARS
------------------------------------------------------------
With sales charges             2.22%   17.77%  5.58%   8.65%
Excluding sales charges        7.03    23.31   6.55    9.15

                                              (in thousands, with sales charges)

                                                               MAINSTAY HIGH YIELD CORPORATE
                                                                         BOND FUND                    CSFB HIGH YIELD INDEX
                                                               -----------------------------          ---------------------
4/30/94                                                                      955                               1000
4/30/95                                                                     1053                               1086
4/30/96                                                                     1225                               1223
4/30/97                                                                     1377                               1371
4/30/98                                                                     1606                               1565
4/30/99                                                                     1669                               1576
4/30/00                                                                     1717                               1544
4/30/01                                                                     1634                               1542
4/30/02                                                                     1711                               1636
4/30/03                                                                     1859                               1820
4/30/04                                                                     2292                               2124

                                      -- MainStay High Yield Corporate Bond Fund
                                  -- Credit Suisse First Boston High Yield Index

 CLASS B SHARES
--------------------------------------------------------------------------------

                               SIX      ONE    FIVE     TEN
TOTAL RETURNS                 MONTHS   YEAR    YEARS   YEARS
------------------------------------------------------------
With sales charges             1.70%   17.52%  5.54%   8.40%
Excluding sales charges        6.70    22.52   5.80    8.40

                                              (in thousands, with sales charges)

                                                               MAINSTAY HIGH YIELD CORPORATE
                                                                         BOND FUND                    CSFB HIGH YIELD INDEX
                                                               -----------------------------          ---------------------
4/30/94                                                                   1000.00                            1000.00
4/30/95                                                                   1097.00                            1086.00
4/30/96                                                                   1266.00                            1223.00
4/30/97                                                                   1417.00                            1371.00
4/30/98                                                                   1642.00                            1565.00
4/30/99                                                                   1691.00                            1576.00
4/30/00                                                                   1728.00                            1544.00
4/30/01                                                                   1632.00                            1542.00
4/30/02                                                                   1697.00                            1636.00
4/30/03                                                                   1829.00                            1820.00
4/30/04                                                                   2241.00                            2124.00

                                      -- MainStay High Yield Corporate Bond Fund
                                  -- Credit Suisse First Boston High Yield Index
 CLASS C SHARES
--------------------------------------------------------------------------------

                               SIX      ONE    FIVE     TEN
TOTAL RETURNS                 MONTHS   YEAR    YEARS   YEARS
------------------------------------------------------------
With sales charges             5.70%   21.52%  5.80%   8.40%
Excluding sales charges        6.70    22.52   5.80    8.40

                                              (in thousands, with sales charges)

                                                               MAINSTAY HIGH YIELD CORPORATE
                                                                         BOND FUND                    CSFB HIGH YIELD INDEX
                                                               -----------------------------          ---------------------
4/30/94                                                                     1000                               1000
4/30/95                                                                     1097                               1086
4/30/96                                                                     1266                               1223
4/30/97                                                                     1417                               1371
4/30/98                                                                     1642                               1565
4/30/99                                                                     1691                               1576
4/30/00                                                                     1728                               1544
4/30/01                                                                     1632                               1542
4/30/02                                                                     1697                               1636
4/30/03                                                                     1829                               1820
4/30/04                                                                     2241                               2124

                                      -- MainStay High Yield Corporate Bond Fund
                                  -- Credit Suisse First Boston High Yield Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $1,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance for Class A, C, and I shares, first offered 1/3/95, 9/1/98, and 1/1/04, respectively, includes the historical performance of Class B shares from inception (5/1/86) through 12/31/94 for Class A, through 8/31/98 for Class C, and through 12/31/03 for Class I, adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for such shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay High Yield Corporate Bond Fund

 CLASS I SHARES
--------------------------------------------------------------------------------

                         SIX      ONE      FIVE     TEN
TOTAL RETURNS           MONTHS    YEAR    YEARS    YEARS
---------------------------------------------------------
With sales charges        N/A       N/A      N/A      N/A
Excluding sales
  charges               7.13%    23.77%    6.83%    9.44%

                                              (in thousands, with sales charges)

                                                               MAINSTAY HIGH YIELD CORPORATE
                                                                         BOND FUND                    CSFB HIGH YIELD INDEX
                                                               -----------------------------          ---------------------
4/30/94                                                                     1000                               1000
4/30/95                                                                     1108                               1086
4/30/96                                                                     1291                               1223
4/30/97                                                                     1457                               1371
4/30/98                                                                     1704                               1565
4/30/99                                                                     1771                               1576
4/30/00                                                                     1829                               1544
4/30/01                                                                     1743                               1542
4/30/02                                                                     1832                               1636
4/30/03                                                                     1991                               1820
4/30/04                                                                     2464                               2124

                                      -- MainStay High Yield Corporate Bond Fund
                                  -- Credit Suisse First Boston High Yield Index

1. The Credit Suisse First Boston(TM) High Yield Index is an unmanaged, market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and Baa by Moody's. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

 $1,000 INVESTED IN MAINSTAY HIGH YIELD CORPORATE BOND FUND
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                             ENDING ACCOUNT                  VALUE
                                                              VALUE (BASED                 (BASED ON
                                                 BEGINNING     ON ACTUAL      EXPENSES    HYPOTHETICAL    EXPENSES
                                                  ACCOUNT     RETURNS AND       PAID       5% RETURN        PAID
                                                   VALUE       EXPENSES)       DURING      AND ACTUAL      DURING
SHARE CLASS                                       11/1/03       4/30/04        PERIOD      EXPENSES)       PERIOD
------------------------------------------------------------------------------------------------------------------
CLASS A SHARES(1)                                 $1,000         $1,071         $ 5          $1,045         $ 5
------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(1)                                 $1,000         $1,068         $ 9          $1,041         $ 9
------------------------------------------------------------------------------------------------------------------

CLASS C SHARES(1)                                 $1,000         $1,068         $ 9          $1,041         $ 9
------------------------------------------------------------------------------------------------------------------

CLASS I SHARES(2,3)                               $1,000         $1,025         $ 2          $1,048         $ 2
------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).
2. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 121 (to reflect the four-month period).
3. Class I shares were first offered on January 1, 2004. Expenses paid during the period reflect ongoing costs for the four-month period ending April 30, 2004. Had Class I shares been offered for the six months ended April 30, 2004, based on a hypothetical 5% return, expenses paid during the period would be $4, and the ending account value would be $1,047.

 6   MainStay High Yield Corporate Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Donald E. Morgan and J. Matthew Philo of MacKay Shields LLC

WHAT WERE SOME OF THE TRENDS THAT DROVE THE STRONG PERFORMANCE OF THE HIGH-YIELD MARKET DURING THE SIX MONTHS ENDED APRIL 30, 2004?

Default rates have continued to decline from their peak in 2002, which has encouraged investors. The ongoing economic recovery increased the probability that high-yield issuers would meet their debt obligations. For the reporting period, lower-quality credits outperformed their higher-quality counterparts. As the period progressed, however, the performance gap between the two narrowed as investors became more risk averse.

HOW DID YOU POSITION THE FUND'S PORTFOLIO FROM A CREDIT PERSPECTIVE?

We break down the high-yield market into risk groups, based on credit ratings and fundamentals. During the reporting period, we migrated away from upper-tier high-yield securities and highly speculative issues into bonds that were more in the middle range among high-yield issuers. The resulting allocation across these risk groups increased the Fund's overall credit quality. In light of recent strong results, we have found fewer buying opportunities that meet our strict investment criteria, and the Fund has held a higher-than-usual cash position.

HOW DID YOU POSITION THE FUND FROM A SECTOR OR INDUSTRY PERSPECTIVE?

Over the six months ended April 30, 2004, the Fund's absolute weightings increased in bonds issued by paper, chemicals, and energy companies. We decreased the Fund's exposure to wireless communications, telecommunications, and food/tobacco bonds. At the end of April 2004, the Fund's largest overweighted positions relative to the Credit Suisse First Boston High Yield Index(1) were in information technology, airlines, and packaging. At the same time, the Fund held underweighted positions relative to the benchmark in gaming, leisure, and manufacturing.

DID YOU ADJUST THE FUND'S DURATION POSITIONING DURING THE PERIOD?

As bottom-up investors, duration is primarily a residual of our investment process. We believe that high-yield bonds have risk and reward characteristics that are similar to equities. For this reason, traditional fixed-income strategies, such as yield-curve positioning, maturity structure, and duration management, are not the focal point of our investment process. Instead, we feel that the ultimate driver of high-yield returns is the default rate, which has steadily decreased over the last 18 months. While rising interest rates might have a negative impact on the Fund, we would expect the effects to be muted compared to the impact on investment-grade debt.

WHAT WERE SOME OF THE FUND'S STRONG PERFORMERS DURING THE REPORTING PERIOD?

Cable companies were among the Fund's top performers. Several cable companies reported solid earnings over the semiannual period, leading to upbeat expectations for the industry as a whole. When some cable bonds approached investment-grade yields, they no longer fit our process. Within the Fund, Adelphia and UGC Europe generated strong results. In December 2003, UnitedGlobalCom acquired all shares of the recently reorganized UGC Europe.

The Fund's metals-related bonds--such as AK Steel, Algoma Steel, and Allegheny Ludlum--advanced as the price of many basic commodities, including steel, rose sharply with increased manufacturing in the United States and rapid growth in China.

Most of the Fund's utility holdings--such as ANR Pipeline, El Paso, Tennessee Gas Pipeline, PG&E, and Williams--are in the gas pipeline area, which we believe to be a stable business. Many performed in line with the market. In the wake of difficulties among merchant-power companies, many gas pipelines have proved to be valuable assets and have attracted higher-quality buyers.

WERE THERE OTHER AREAS OF STRENGTH?

The Fund's securities in the paper & forest products industry generated strong results, outperforming related securities in the CSFB High Yield Index. Georgia Pacific, a leading manufacturer and distributor of building, paper, and pulp products, performed very well. The Fund also held positions in Abitibi, Norske Skog, Norampac, and Tembec Industries.

Past performance is no guarantee of future results. Investment objectives may not be met, as underlying investment options are subject to market risk and fluctuations in value. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.
1. See footnote on page 5 for more information on the Credit Suisse First Boston(TM) High Yield Index.

                                                     www.mainstayfunds.com     7

The Fund's information technology investments provided solid performance. Fund holdings in LSI Logic, Lucent Technologies, and Micron Technology enhanced results. QuadraMed is a health care company with a strong software presence and also provided solid performance. In January 2004, Nortel Networks reported better-than-expected earnings.

WERE THERE ANY HOLDINGS THAT DIDN'T MEET YOUR EXPECTATIONS?

Although losses from Fund holdings were limited, some securities produced disappointing results. Lumbermens Mutual Casualty is an insurance company that is currently in default. Swift and Company suffered from concerns about mad cow disease. Although technology company Avaya posted positive performance, it lagged the market during the reporting period.

We were also disappointed by the performance of our airline holdings. Although the number of passengers is rising, there is concern that airlines no longer have pricing power. Delta and Northwest Airlines were among the Fund's poor performers during the reporting period.

WHAT IS YOUR OUTLOOK FOR THE HIGH-YIELD MARKET?

Our view of the high-yield market remains constructive. While economic news is currently mixed, low interest rates, significant federal stimulus, and continuing improvements in the world's financial markets should all be positive for the economy. With the average high-yield issuer making dramatic balance sheet repairs, we see fewer defaults ahead. Yet we believe that the high-yield market is still selling at an attractive yield premium relative to U.S. Treasuries.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 PORTFOLIO COMPOSITION AS OF APRIL 30, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Corporate Bonds                                                        61.80%
Short-Term Investments (collateral from securities lending is 8.4%)    16.60
Foreign Corporate Bonds                                                10.10
Convertible Bonds                                                       5.20
Yankee Bonds                                                            3.80
Common Stocks                                                           3.50
Asset-Backed Securities                                                 2.10
Loan Assignments and Participations                                     1.70
Preferred Stocks                                                        1.70
Mortgage-Backed Securities                                              0.30
Warrants                                                                0.10
Liabilities in Excess of Cash and Other Assets                         -6.90

 8   MainStay High Yield Corporate Bond Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2004 UNAUDITED

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
LONG-TERM BONDS (85.0%)+
ASSET-BACKED SECURITIES (2.1%)
----------------------------------------------------------------------------------
AIRLINES (0.0%) (b)
Northwest Airlines, Inc.
  Pass-Through Certificates
  Series 1996-1
  8.97%, due 1/2/15                                 $   1,922,068   $    1,424,675
                                                                    --------------
MEDIA (0.1%)
United Artists Theatres Circuit, Inc.
  Pass-Through Certificates
  Series 1995-A
  9.30%, due 7/1/15 (d)                                 3,910,290        3,988,496
                                                                    --------------

MULTILINE RETAIL (0.0%) (B)
Kmart Corp.
  Pass-Through Certificates
  Series 1995 Class K3
  8.54%, due 1/2/15 (e)(f)                              2,556,666        1,252,766
                                                                    --------------
MULTI-UTILITIES & UNREGULATED POWER (2.0%)
AES Eastern Energy L.P.
  Pass-Through Certificates
  Series 1999-A
  9.00%, due 1/2/17 (g)                                18,787,222       21,041,689
  Series 1999-B
  9.67%, due 1/2/29 (g)                                16,820,000       19,174,800
Calpine Gilroy, L.P.
  10.00%, due 9/30/14 (d)(g)(h)                        23,459,491       23,459,491
Tiverton/Rumford Power Associates Ltd., L.P.
  Pass-Through Certificates
  9.00%, due 7/15/18 (c)                               31,530,000       26,169,900
                                                                    --------------
                                                                        89,845,880
                                                                    --------------
Total Asset-Backed Securities
  (Cost $96,313,710)                                                    96,511,817
                                                                    --------------

CONVERTIBLE BONDS (5.2%)
----------------------------------------------------------------------------------
AIRLINES (0.2%)
Delta Air Lines, Inc.
  8.00%, due 6/23/23                                   11,530,000        7,076,538
                                                                    --------------

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
COMMUNICATIONS EQUIPMENT (1.8%)
CIENA Corp.
  3.75%, due 2/1/08                                 $  39,835,000   $   36,996,756
Nortel Networks Corp.
  4.25%, due 9/1/08                                    33,670,000       31,733,975
Riverstone Networks, Inc.
  3.75%, due 12/1/06 (c)(e)                            15,490,000       14,250,800
                                                                    --------------
                                                                        82,981,531
                                                                    --------------
CONSUMER FINANCE (0.2%)
Providian Financial Corp.
  3.25%, due 8/15/05 (i)                                9,040,000        8,915,700
                                                                    --------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
At Home Corp.
  4.75%, due 12/15/06 (e)(f)                           61,533,853        8,922,409
Premiere Technologies, Inc.
  5.75%, due 7/1/04                                     2,351,000        2,359,816
                                                                    --------------
                                                                        11,282,225
                                                                    --------------
ENERGY EQUIPMENT & SERVICES (0.0%) (B)
Parker Drilling Co.
  5.50%, due 8/1/04                                       943,000          938,285
                                                                    --------------

HEALTH CARE PROVIDERS & SERVICES (0.9%)
Laboratory Corp. of
  America Holdings
  (zero coupon), due 9/11/21                           18,015,000       13,263,544
Lincare Holdings, Inc.
  3.00%, due 6/15/33 (i)                               18,790,000       19,118,825
Province Healthcare Co.
  4.25%, due 10/10/08                                   7,345,000        7,427,631
                                                                    --------------
                                                                        39,810,000
                                                                    --------------
INSURANCE (0.1%)
Loews Corp.
  3.125%, due 9/15/07                                   3,395,000        3,288,906
                                                                    --------------

IT SERVICES (0.1%)
Electronic Data Systems Corp.
  3.875%, due 7/15/23 (i)                               5,785,000        5,459,594
                                                                    --------------

MEDIA (0.1%)
Adelphia Communications Corp.
  6.00%, due 2/15/06 (e)                               12,365,000        7,048,050
                                                                    --------------

PHARMACEUTICALS (0.2%)
Valeant Pharmaceuticals International
  6.50%, due 7/15/08                                    9,965,000       10,525,531
                                                                    --------------

+ Percentages indicated are based on Fund net assets.
# Fund's 10 largest holdings. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com     9

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
CONVERTIBLE BONDS (CONTINUED)
----------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.4%)
Atmel Corp.
  (zero coupon), due 5/23/21                        $  33,300,000   $   14,735,250
#LSI Logic Corp.
  4.00%, due 11/1/06                                   48,115,000       47,754,137
                                                                    --------------
                                                                        62,489,387
                                                                    --------------
Total Convertible Bonds
  (Cost $234,122,566)                                                  239,815,747
                                                                    --------------

CORPORATE BONDS (61.8%)
----------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.0%)
BE Aerospace, Inc.
  Series B
  8.00%, due 3/1/08 (i)                                10,660,000       10,180,300
  8.50%, due 10/1/10                                    1,965,000        2,132,025
  Series B
  8.875, due 5/1/11 (i)                                 1,405,000        1,355,825
  9.50%, due 11/1/08 (i)                                1,000,000        1,000,000
K & F Industries, Inc.
  Series B
  9.625%, due 12/15/10                                  6,985,000        7,823,200
Sequa Corp.
  Series B
  8.875%, due 4/1/08                                    5,580,000        6,082,200
  9.00%, due 8/1/09 (i)                                14,815,000       16,370,575
                                                                    --------------
                                                                        44,944,125
                                                                    --------------
AIRLINES (2.4%)
Continental Airlines, Inc.
  Series A
  7.875%, due 7/2/18                                   26,535,000       26,218,703
Delta Air Lines, Inc.
  7.70%, due 12/15/05 (i)                               9,900,000        7,623,000
  8.30%, due 12/15/29 (i)                              20,693,000        9,932,640
  Series A
  9.25%, due 12/27/07 (d)                               5,175,000        3,208,500
  9.25%, due 3/15/22 (i)                                9,000,000        4,680,000
  9.75%, due 5/15/21 (i)                                  900,000          481,500
  10.00%, due 8/15/08 (c)(i)                            8,125,000        4,875,000
  10.375%, due 2/1/11                                   3,565,000        2,067,700
  10.375% due 12/15/22                                 11,885,000        6,596,175
Northwest Airlines, Inc.
  7.625%, due 3/15/05 (i)                               2,575,000        2,523,500
  8.875%, due 6/1/06                                      960,000          825,600
  9.875%, due 3/15/07 (i)                              29,050,000       24,256,750
  10.00%, due 2/1/09 (i)                               20,000,000       15,700,000
                                                                    --------------
                                                                       108,989,068
                                                                    --------------

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
AUTO COMPONENTS (2.0%)
ArvinMeritor, Inc.
  6.625%, due 6/15/07                               $      55,000   $       56,238
  8.75%, due 3/1/12                                     3,995,000        4,354,550
Dana Corp.
  7.00%, due 3/1/29                                    15,660,000       15,033,600
  9.00%, due 8/15/11 (i)                                8,355,000        9,858,900
Goodyear Tire &
  Rubber Co. (The)
  7.857%, due 8/15/11 (i)                               2,155,000        1,810,200
  8.50%, due 3/15/07 (i)                                4,605,000        4,443,825
  2nd Lien Note
#11.00%, due 3/1/11 (h)                                44,435,000       48,656,325
Tenneco Automotive, Inc.
  Series B
  10.25%, due 7/15/13 (i)                               7,625,000        8,787,812
                                                                    --------------
                                                                        93,001,450
                                                                    --------------
BUILDING PRODUCTS (0.6%)
Dayton Superior Corp.
  10.75%, due 9/15/08                                  11,760,000       11,760,000
ERICO International Corp.
  8.875%, due 3/1/12 (c)                                3,285,000        3,399,975
Interline Brands, Inc.
  11.50%, due 5/15/11                                  10,360,000       11,188,800
MMI Products, Inc.
  Series B
  11.25%, due 4/15/07                                   2,255,000        2,029,500
                                                                    --------------
                                                                        28,378,275
                                                                    --------------
CAPITAL MARKETS (0.3%)
LaBranche & Co., Inc.
  12.00%, due 3/2/07                                    9,800,000       11,760,000
                                                                    --------------

CHEMICALS (2.6%)
Equistar Chemicals L.P.
  7.55%, due 2/15/26                                   13,995,000       12,525,525
  10.125%, due 9/1/08                                   5,685,000        6,296,138
  10.625%, due 5/1/11                                  12,905,000       14,453,600
FMC Corp.
  10.25%, due 11/1/09                                      30,000           35,400
General Chemical Industrial Products, Inc.
  10.625%, due 5/1/09 (e)                               6,160,000        1,540,000
Lyondell Chemical Co.
  9.50%, due 12/15/08 (i)                               7,965,000        8,323,425
  10.50%, due 6/1/13 (i)                               14,310,000       15,669,450
Millennium America, Inc.
  7.00%, due 11/15/06                                   7,395,000        7,635,337
  7.625%, due 11/15/26 (i)                              8,115,000        7,303,500

 10   MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
----------------------------------------------------------------------------------
CHEMICALS (CONTINUED)
Sovereign Specialty Chemicals, Inc.
  11.875%, due 3/15/10                              $  11,780,000   $   12,133,400
Terra Capital, Inc.
  12.875%, due 10/15/08                                28,715,000       34,601,575
                                                                    --------------
                                                                       120,517,350
                                                                    --------------
COMMERCIAL SERVICES & SUPPLIES (1.1%)
American Color Graphics, Inc.
  10.00%, due 6/15/10                                   4,255,000        3,659,300
El Comandante Capital Corp.
  11.75%, due 12/15/04 (d)(e)(l)                       17,186,051        8,593,026
MemberWorks, Inc.
  9.25%, due 4/1/14 (c)                                11,755,000       11,725,612
Phoenix Color Corp.
  10.375%, due 2/1/09                                   7,935,000        7,220,850
Protection One Alarm Monitoring, Inc.
  7.375%, due 8/15/05 (e)                              19,606,000       18,429,640
                                                                    --------------
                                                                        49,628,428
                                                                    --------------
COMMUNICATIONS EQUIPMENT (1.8%)
Avaya, Inc.
  11.125%, due 4/1/09                                  12,506,000       14,757,080
Lucent Technologies, Inc.
  5.50%, due 11/15/08 (i)                              15,439,000       14,667,050
  6.45%, due 3/15/29 (i)                               48,575,000       38,495,687
  6.50%, due 1/15/28                                    5,485,000        4,346,863
  7.25%, due 7/15/06 (i)                                8,450,000        8,777,437
                                                                    --------------
                                                                        81,044,117
                                                                    --------------
CONSTRUCTION & ENGINEERING (1.5%)
Amsted Industries, Inc.
  10.25%, due 10/15/11 (c)                              3,200,000        3,616,000
J. Ray McDermott, S.A.
  11.00%, due 12/15/13 (c)                             18,015,000       17,114,250
Shaw Group, Inc. (The)
  10.75%, due 3/15/10 (i)                              22,139,000       22,803,170
URS Corp.
  11.50%, due 9/15/09                                  20,410,000       23,063,300
  Series B
  12.25%, due 5/1/09                                    4,100,000        4,346,000
                                                                    --------------
                                                                        70,942,720
                                                                    --------------

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
CONTAINERS & PACKAGING (1.6%)
Owens-Brockway Glass Container, Inc.
  7.75%, due 5/15/11                                $      45,000   $       47,138
  8.25%, due 5/15/13 (i)                                5,710,000        5,895,575
  8.75%, due 11/15/12                                   8,710,000        9,515,675
  8.875%, due 2/15/09                                  24,525,000       26,640,281
Owens-Illinois, Inc.
  7.80%, due 5/15/18                                   10,530,000        9,740,250
  8.10%, due 5/15/07 (i)                               15,010,000       15,347,725
Tekni-Plex, Inc.
  8.75%, due 11/15/13 (c)(i)                            7,610,000        7,495,850
                                                                    --------------
                                                                        74,682,494
                                                                    --------------
DIVERSIFIED FINANCIAL SERVICES (3.1%)
Caithness Coso Funding Corp.
  Series B
  9.05%, due 12/15/09                                  23,000,760       25,530,844
Calpine Construction
  Finance Corp.
  9.75%, due 8/26/11 (c)(i)(j)                         13,875,000       14,707,500
Dollar Financial Group, Inc.
  9.75%, due 11/15/11                                   8,065,000        8,669,875
ESI Tractebel
  Acquisition Corp.
  Series B
  7.99%, due 12/30/11                                  14,561,000       14,997,830
FINOVA Group, Inc. (The)
  7.50%, due 11/15/09                                  28,155,000       16,822,612
IPC Acquisition Corp.
  11.50%, due 12/15/09                                 20,675,000       21,915,500
National Beef Packing Co.
  10.50%, due 8/1/11 (c)                                2,780,000        2,988,500
Pharma Services Intermediate Holding Corp.
  (zero coupon), due 4/1/14
  11.50%, beginning 4/1/09 (c)                         27,335,000       15,649,288
UCAR Finance, Inc.
  10.25%, due 2/15/12                                  20,290,000       23,181,325
                                                                    --------------
                                                                       144,463,274
                                                                    --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (4.2%)
COLO.COM
  13.875%, due 3/15/10 (c)(d)(e)(k)(l)                     15,895            1,590
Mountain States Telephone & Telegraph Co.
  7.375%, due 5/1/30 (d)                                9,455,000        9,360,450
Qwest Capital Funding, Inc.
  6.25%, due 7/15/05 (i)                               11,415,000       11,357,925

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
----------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
Qwest Communications International, Inc.
  7.25%, due 2/15/11 (c)(i)                         $  12,825,000   $   11,895,187
  Series B
  7.50%, due 11/1/08                                    2,208,000        2,119,680
  7.50%, due 2/15/14 (c)(i)                            12,825,000       11,766,937
Qwest Corp.
  5.625%, due 11/15/08                                  1,420,000        1,377,400
  7.20%, due 11/1/04                                    7,585,000        7,679,813
  7.50%, due 6/15/23                                      335,000          293,125
  8.875%, due 6/1/31                                    3,600,000        3,681,000
  9.125%, due 3/15/12 (c)(i)                           25,335,000       26,918,437
Qwest Services Corp.
  13.00%, due 12/15/07 (c)                             11,631,000       13,201,185
#13.50%, due 12/15/10 (c)                              39,049,000       45,296,840
  14.00%, due 12/15/14 (c)                             12,881,000       15,360,593
TSI Telecommunication Services, Inc.
  Series B
  12.75%, due 2/1/09                                   29,385,000       32,029,650
                                                                    --------------
                                                                       192,339,812
                                                                    --------------
ELECTRIC UTILITIES (2.2%)
Cedar Brakes II LLC
#9.875%, due 9/1/13                                    47,215,339       47,215,340
Consumers Energy Co.
  6.25%, due 9/15/06                                       35,000           37,319
Mirant Americas
  Generation LLC
  7.20%, due 10/1/08 (e)                                4,755,000        3,471,150
  8.30%, due 5/1/11 (e)                                 1,325,000          960,625
  8.50%, due 10/1/21 (e)                                8,645,000        6,310,850
  9.125%, due 5/1/31 (e)                                6,220,000        4,509,500
PG&E Corp.
  6.875%, due 7/15/08 (c)                              12,220,000       13,014,300
Southern California Edison Co.
  8.00%, due 2/15/07                                   12,365,000       13,864,083
TECO Energy, Inc.
  7.00%, due 5/1/12                                        50,000           49,375
  7.20%, due 5/1/11                                     5,760,000        5,760,000
  7.50%, due 6/15/10 (i)                                7,270,000        7,433,575
                                                                    --------------
                                                                       102,626,117
                                                                    --------------
ELECTRICAL EQUIPMENT (0.6%)
Knowles Electronics
  Holdings, Inc.
  13.125%, due 10/15/09                                25,030,000       26,531,800

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
ELECTRICAL EQUIPMENT (CONTINUED)
Sensus Metering
  Systems, Inc.
  8.625%, due 12/15/13 (c)                          $   3,330,000   $    3,280,050
                                                                    --------------
                                                                        29,811,850
                                                                    --------------
ENERGY EQUIPMENT & SERVICES (1.1%)
El Paso Natural Gas Co.
  7.50%, due 11/15/26                                   3,625,000        3,489,063
  Series A
  7.625%, due 8/1/10                                    1,490,000        1,534,700
  8.375%, due 6/15/32 (j)                              16,030,000       15,949,850
Grant Prideco, Inc.
  9.00%, due 12/15/09                                   3,125,000        3,476,562
  Series B
  9.625%, due 12/1/07                                      25,000           27,875
Lone Star Technologies, Inc.
  Series B
  9.00%, due 6/1/11                                     1,710,000        1,744,200
Parker Drilling Co.
  9.625%, due 10/1/13                                   6,670,000        7,203,600
  Series B
  10.125%, due 11/15/09 (i)                             7,205,000        7,727,362
Trico Marine Services, Inc.
  8.875%, due 5/15/12 (e)                              18,485,000        8,503,100
                                                                    --------------
                                                                        49,656,312
                                                                    --------------
FOOD & STAPLES RETAILING (0.0%) (B)
Ahold Finance USA, Inc.
  6.25%, due 5/1/09                                     1,810,000        1,830,363
                                                                    --------------

FOOD PRODUCTS (1.3%)
Chiquita Brands
  International, Inc.
  10.56%, due 3/15/09                                  13,444,000       14,704,375
Seminis Vegetable Seeds, Inc.
  10.25%, due 10/1/13                                   7,880,000        8,746,800
  10.25%, due 10/1/13 (c)                               4,870,000        5,405,700
Swift & Co.
  10.125%, due 10/1/09 (i)                             10,095,000       10,789,031
  12.50%, due 1/1/10                                   18,713,000       19,835,780
                                                                    --------------
                                                                        59,481,686
                                                                    --------------
GAS UTILITIES (1.5%)
ANR Pipeline, Inc.
  7.00%, due 6/1/25                                     5,555,000        5,638,325
  7.375%, due 2/15/24                                   1,785,000        1,695,750
  9.625%, due 11/1/21                                  20,666,000       23,455,910
Gulfterra Energy Partners, L.P.
  10.625%, due 12/1/12                                  4,015,000        4,938,450
Southern Natural Gas Co.
  7.35%, due 2/15/31                                    5,820,000        5,470,800

 12   MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
----------------------------------------------------------------------------------
GAS UTILITIES (CONTINUED)
Transcontinental Gas Pipe Line Corp.
  Series B
  7.00%, due 8/15/11                                $     475,000   $      505,875
  7.25%, due 12/1/26                                   27,085,000       27,491,275
                                                                    --------------
                                                                        69,196,385
                                                                    --------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.4%)
Apogent Technologies, Inc.
  6.50%, due 5/15/13                                       35,000           36,313
dj Orthopedics LLC
  12.625%, due 6/15/09                                 15,100,000       16,053,263
Fisher Scientific
  International, Inc.
  8.125%, due 5/1/12                                    2,166,000        2,350,110
                                                                    --------------
                                                                        18,439,686
                                                                    --------------
HEALTH CARE PROVIDERS & SERVICES (3.3%)
AmeriPath, Inc.
  10.50%, due 4/1/13                                   11,495,000       11,782,375
  10.50%, due 4/1/13 (c)                               11,185,000       11,464,625
Ardent Health Services, Inc.
  10.00%, due 8/15/13                                   4,215,000        4,615,425
Caremark Rx, Inc.
  7.375%, due 10/1/06                                     100,000          109,000
Express Scripts, Inc.
  9.625%, due 6/15/09                                      85,000           89,683
#HCA, Inc.
  7.50%, due 11/15/95                                  54,260,000       50,241,396
  8.36%, due 4/15/24                                      100,000          107,733
Manor Care, Inc.
  7.50%, due 6/15/06                                      400,000          433,000
  8.00%, due 3/1/08                                       100,000          111,625
National Nephrology Associates, Inc.
  9.00%, due 11/1/11 (c)                                6,455,000        7,487,800
QuadraMed Corp.
  10.00%, due 4/1/08 (c)(m)                            17,426,211       16,206,377
Quintiles Transnational Corp.
  10.00%, due 10/1/13 (c)                              31,635,000       32,742,225
Service Corp. International
  6.50%, due 3/15/08                                       30,000           30,975
  6.875%, due 10/1/07                                   1,635,000        1,724,925
  7.70%, due 4/15/09                                       35,000           37,362
Triad Hospitals, Inc.
  Series B
  8.75%, due 5/1/09                                    14,182,000       15,724,293
                                                                    --------------
                                                                       152,908,819
                                                                    --------------

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
HOTELS, RESTAURANTS & LEISURE (2.3%)
Caesars Entertainment, Inc.
  8.125%, due 5/15/11                               $      20,000   $       22,100
  8.875%, due 9/15/08                                      70,000           78,050
Chumash Casino & Resort Enterprise
  9.00%, due 7/15/10 (c)(j)                                20,000           22,200
Gaylord Entertainment Co.
  8.00%, due 11/15/13 (c)                               4,475,000        4,654,000
Hilton Hotels Corp.
  7.625%, due 5/15/08                                      70,000           76,825
Hollywood Casino Shreveport Capital Corp.
  13.00%, due 8/1/06 (d)(e)                             4,000,000        2,400,000
ITT Corp.
  7.375%, due 11/15/15                                 18,475,000       19,260,187
  7.75%, due 11/15/25                                      10,000            9,950
Jacobs Entertainment, Inc.
  11.875%, due 2/1/09                                  13,370,000       14,707,000
MGM Mirage
  8.375%, due 2/1/11 (i)                                7,700,000        8,508,500
Mirage Resorts, Inc.
  7.25%, due 10/15/06                                   1,090,000        1,169,025
Mohegan Tribal Gaming Authorities
  6.375%, due 7/15/09                                   3,650,000        3,723,000
President Casinos, Inc.
  12.00%, due 9/15/04 (c)(d)(e)(l)                      7,567,000        3,783,500
  13.00%, due 9/15/04 (d)(e)(l)                        16,273,000        6,183,740
Prime Hospitality Corp.
  Series B
  8.375%, due 5/1/12                                    4,045,000        4,267,475
Trump Atlantic City Associates
  11.25%, due 5/1/06                                   19,190,000       16,407,450
Venetian Casino Resort LLC
  11.00%, due 6/15/10                                  16,900,000       19,773,000
                                                                    --------------
                                                                       105,046,002
                                                                    --------------
HOUSEHOLD DURABLES (0.3%)
Fedders North America, Inc.
  9.875%, due 3/1/14 (c)                               12,105,000       11,741,850
Foamex L.P.
  10.75%, due 4/1/09 (i)                                3,755,000        3,510,925
                                                                    --------------
                                                                        15,252,775
                                                                    --------------
HOUSEHOLD PRODUCTS (0.0%) (B)
Fort James Corp.
  6.625%, due 9/15/04                                      20,000           20,200
                                                                    --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
----------------------------------------------------------------------------------
INSURANCE (0.7%)
Crum & Forster Holding Corp.
  10.375%, due 6/15/13 (i)                          $  19,730,000   $   21,801,650
Fremont General Corp.
  Series B
  7.875%, due 3/17/09                                   8,630,000        8,500,550
Lumbermens Mutual Casualty
  8.30%, due 12/1/37 (c)(e)                             8,300,000          207,500
  8.45%, due 12/1/97 (c)(e)                             2,575,000           64,375
  9.15%, due 7/1/26 (c)(e)                             41,823,000        1,045,575
                                                                    --------------
                                                                        31,619,650
                                                                    --------------
INTERNET SOFTWARE & SERVICES (0.1%)
Globix Corp.
  11.00%, due 5/1/08 (c)(d)(n)                          5,883,893        5,295,504
                                                                    --------------

IT SERVICES (0.4%)
Electronic Data Systems Corp.
  Series B
  6.00%, due 8/1/13                                     1,950,000        1,812,316
  7.125%, due 10/15/09                                  4,740,000        4,870,715
  7.45%, due 10/15/29                                   3,960,000        3,671,296
Unisys Corp.
  6.875%, due 3/15/10 (i)                               3,075,000        3,267,188
  7.25%, due 1/15/05                                       30,000           30,750
  8.125%, due 6/1/06                                    2,219,000        2,407,615
                                                                    --------------
                                                                        16,059,880
                                                                    --------------
MACHINERY (1.6%)
Columbus McKinnon Corp.
  8.50%, due 4/1/08 (i)                                 1,000,000          925,000
Cummins, Inc.
  6.45%, due 3/1/05                                        35,000           36,050
Dresser, Inc.
  9.375%, due 4/15/11                                  10,130,000       10,940,400
JLG Industries, Inc.
  8.25%, due 5/1/08                                        45,000           48,825
Mark IV Industries, Inc.
  7.50%, due 9/1/07                                    36,245,000       34,070,300
Mueller Group, Inc.
  10.00%, due 5/1/12 (c)                               11,965,000       12,533,338
Thermadyne Holdings Corp.
  9.25%, due 2/1/14 (c)                                10,320,000       10,474,800
Titan International, Inc.
  8.75%, due 4/1/07                                     3,045,000        2,953,650
                                                                    --------------
                                                                        71,982,363
                                                                    --------------

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
MEDIA (6.3%)
Adelphia Communications Corp.
  Series B
  9.25%, due 10/1/04 (e)                            $   1,820,000   $    1,911,000
  9.375%, due 11/15/09 (e)                              7,050,000        7,684,500
  10.25%, due 11/1/06 (e)                               9,310,000        9,961,700
  10.25%, due 6/15/11 (e)                              30,460,000       33,810,600
Emmis Communications Corp.
  (zero coupon), due 3/15/11
  12.50%, beginning 3/15/06                            18,198,000       18,198,000
FrontierVision Holdings L.P.
  11.875%, due 9/15/07 (e)                             10,615,000       13,056,450
  Series B
  11.875%, due 9/15/07 (e)                              4,495,000        5,528,850
FrontierVision Operating Partners L.P.
  11.00%, due 10/15/06 (e)                             25,590,000       30,963,900
Garden State Newspapers, Inc.
  8.625%, due 7/1/11                                    5,790,000        6,079,500
Hollinger International Publishing
  9.00%, due 12/15/10                                      55,000           61,050
Hollinger Participation Trust
  12.125%, due 11/15/10 (c)(n)                         31,512,292       36,672,430
Houghton Mifflin Co.
  7.20%, due 3/15/11                                    9,530,000       10,101,800
Medianews Group, Inc.
  6.875%, due 10/1/13                                   6,935,000        6,865,650
Morris Publishing Group LLC
  7.00%, due 8/1/13 (c)                                19,795,000       19,893,975
Paxson Communications Corp.
  (zero coupon), due 1/15/09
#12.25%, beginning 1/15/06                             52,850,000       45,847,375
Radio One, Inc.
  Series B
  8.875%, due 7/1/11                                    1,545,000        1,711,088
Vertis, Inc.
  9.75%, due 4/1/09                                    15,035,000       16,350,562
Warner Music Group
  7.375%, due 4/15/14 (c)(i)                            5,620,000        5,648,100
Young Broadcasting, Inc.
  8.50%, due 12/15/08                                   2,020,000        2,166,450
  8.50%, due 12/15/08 (c)                               2,210,000        2,370,225
Ziff Davis Media, Inc.
  Series B
  12.00%, due 8/12/09                                  15,268,815       15,268,815
                                                                    --------------
                                                                       290,152,020
                                                                    --------------

 14   MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
----------------------------------------------------------------------------------
METALS & MINING (1.1%)
AK Steel Corp.
  7.75%, due 6/15/12 (i)                            $  18,860,000   $   16,974,000
Allegheny Ludlum Corp.
  6.95%, due 12/15/25                                  14,125,000       12,712,500
Allegheny Technologies, Inc.
  8.375%, due 12/15/11                                  3,510,000        3,545,100
Commonwealth Industries, Inc.
  10.75%, due 10/1/06                                   4,295,000        4,316,475
Ormet Corp.
  11.00%, due 8/15/08 (c)(e)                            3,520,000        1,936,000
United States Steel LLC
  10.75%, due 8/1/08                                    9,425,000       11,027,250
                                                                    --------------
                                                                        50,511,325
                                                                    --------------
MULTI-UTILITIES & UNREGULATED POWER (3.9%)
AES Corp. (The)
  9.00%, due 5/15/15 (c)                               23,155,000       25,238,950
  10.00%, due 7/15/05 (c)(i)                           14,344,492       14,703,104
Calpine Corp.
  7.625%, due 4/15/06                                     875,000          726,250
  7.75%, due 4/15/09 (i)                                9,020,000        6,246,350
  7.875%, due 4/1/08                                       50,000           35,000
  8.25%, due 8/15/05 (i)                                1,910,000        1,785,850
  8.50%, due 7/15/10 (c)(i)                            24,940,000       22,071,900
  8.75%, due 7/15/07 (i)                               10,325,000        7,692,125
Calpine Generating Co. LLC
  10.25%, due 4/1/11 (c)(i)                            12,715,000       11,475,287
Dynegy Holdings, Inc.
  9.875%, due 7/15/10 (c)                              21,580,000       23,414,300
  10.125%, due 7/15/13 (c)                              3,440,000        3,766,800
NRG Energy, Inc.
  8.00%, due 12/15/13 (c)                              27,350,000       27,555,125
PG&E National Energy Group, Inc.
  10.375%, due 5/16/11 (e)                             26,140,000       18,167,300
Reliant Energy, Inc.
  9.25%, due 7/15/10 (i)                                6,380,000        6,826,600
Salton Sea Funding Corp.
  Series B
  7.37%, due 5/30/05                                        6,265            6,516
Westar Energy, Inc.
  6.875%, due 8/1/04                                    8,590,000        8,590,000
  7.125%, due 8/1/09                                       50,000           55,750
  7.875%, due 5/1/07                                    2,170,000        2,415,210
                                                                    --------------
                                                                       180,772,417
                                                                    --------------

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
OIL & GAS (3.6%)
Chesapeake Energy Corp.
  7.75%, due 1/15/15                                $   3,480,000   $    3,758,400
El Paso Corp.
  6.95%, due 12/15/07                                   1,870,000        1,720,400
El Paso Energy Partners L.P.
  Series B
  8.50%, due 6/1/11                                     7,671,000        8,476,455
El Paso Production Holding Co.
#7.75%, due 6/1/13                                     41,710,000       39,624,500
Energy Corp. of America
  Series A
  9.50%, due 5/15/07                                   16,867,000       15,854,980
Forest Oil Corp.
  8.00%, due 6/15/08                                    5,833,000        6,387,135
Gemstone Investors Ltd.
  7.71%, due 10/31/04 (c)                               5,245,000        5,304,006
Newfield Exploration Co.
  7.625%, due 3/1/11                                    1,785,000        1,981,350
  8.375%, due 8/15/12                                   1,665,000        1,839,825
Northwest Pipeline Corp.
  7.125%, due 12/1/25                                      45,000           45,225
Plains Exploration & Production Co.
  Series B
  8.75%, due 7/1/12                                     6,030,000        6,633,000
Tennessee Gas Pipeline Co.
  7.00%, due 3/15/27                                   10,225,000       10,634,000
  7.00% due 10/15/28                                    6,555,000        5,932,275
  7.50%, due 4/1/17                                     7,330,000        7,403,300
  7.625%, due 4/1/37                                      165,000          153,450
  8.375%, due 6/15/32                                   9,535,000        9,773,375
Tesoro Petroleum Corp.
  8.00%, due 4/15/08                                       40,000           43,100
Vintage Petroleum, Inc.
  7.875%, due 5/15/11                                      25,000           26,500
  8.25%, due 5/1/12                                    25,580,000       28,010,100
Westport Resources Corp.
  8.25%, due 11/1/11                                   11,840,000       13,290,400
                                                                    --------------
                                                                       166,891,776
                                                                    --------------
PAPER & FOREST PRODUCTS (2.6%)
Bowater, Inc.
  9.00%, due 8/1/09 (i)                                 7,960,000        8,835,600

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
----------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (CONTINUED)
Georgia-Pacific Corp.
  7.25%, due 6/1/28                                 $   8,130,000   $    7,825,125
  7.375%, due 12/1/25                                   5,840,000        5,694,000
  7.75%, due 11/15/29                                  15,258,000       15,410,580
  8.00%, due 1/15/24 (c)                               22,075,000       23,178,750
  8.25%, due 3/1/23                                     3,260,000        3,357,800
  8.875%, due 2/1/10                                    7,040,000        8,131,200
  8.875%, due 5/15/31 (i)                              25,535,000       28,599,200
  9.125%, due 7/1/22                                    2,760,000        2,848,596
  9.375%, due 2/1/13                                    7,650,000        8,893,125
Pope & Talbot, Inc.
  8.375%, due 6/1/13                                    7,275,000        7,529,625
                                                                    --------------
                                                                       120,303,601
                                                                    --------------
PERSONAL PRODUCTS (0.3%)
Herbalife International, Inc.
  11.75%, due 7/15/10                                  11,475,000       13,253,625
                                                                    --------------
PHARMACEUTICALS (0.1%)
Valeant Pharmaceuticals International
  7.00%, due 12/15/11 (c)                               3,555,000        3,608,325
                                                                    --------------

REAL ESTATE (2.2%)
CB Richard Ellis Services, Inc.
  11.25%, due 6/15/11                                  25,215,000       28,366,875
  9.75%, due 5/15/10                                   12,280,000       13,692,200
Crescent Real Estate Equities L.P.
#7.50%, due 9/15/07                                    41,047,000       43,099,350
  9.25%, due 4/15/09                                       25,000           27,625
Omega Healthcare Investors, Inc.
  7.00%, due 4/1/14 (c)                                 9,105,000        9,287,100
Senior Housing Properties Trust
  8.625%, due 1/15/12                                   5,910,000        6,619,200
                                                                    --------------
                                                                       101,092,350
                                                                    --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.5%)
Micron Technology, Inc.
  6.50%, due 9/30/05 (c)(d)(h)                         15,000,000       14,925,000
ON Semiconductor Corp.
  12.00%, due 3/15/10                                   1,845,000        2,278,575
  13.00%, due 5/15/08 (j)                               4,956,000        5,971,980
                                                                    --------------
                                                                        23,175,555
                                                                    --------------
SPECIALTY RETAIL (0.7%)
Gap, Inc. (The)
  6.90%, due 9/15/07 (i)                                4,136,000        4,549,600

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
SPECIALTY RETAIL (CONTINUED)
Rent-Way, Inc.
  11.875%, due 6/15/10                              $  15,370,000   $   17,137,550
Stratus Technologies, Inc.
  10.375%, due 12/1/08 (c)                             10,180,000       10,129,100
Williams Scotsman, Inc.
  10.00%, due 8/15/08                                     370,000          405,150
                                                                    --------------
                                                                        32,221,400
                                                                    --------------
TOBACCO (0.4%)
Commonwealth Brands, Inc.
  9.75%, due 4/15/08 (c)                               13,035,000       14,077,800
  10.625%, due 9/1/08 (c)                               2,300,000        2,507,000
                                                                    --------------
                                                                        16,584,800
                                                                    --------------
TRANSPORTATION INFRASTRUCTURE (0.1%)
Great Lakes Dredge & Dock Corp.
  7.75%, due 12/15/13 (c)                               3,245,000        3,196,325
                                                                    --------------

WIRELESS TELECOMMUNICATION SERVICES (2.0%)
Alamosa (Delaware), Inc.
  (zero coupon), due 7/31/09
  12.00% beginning 7/31/05                             29,930,000       28,134,200
  11.00%, due 7/31/10                                   4,501,000        4,883,585
American Tower Escrow Corp.
  (zero coupon), due 8/1/08                             5,250,000        3,819,375
Loral CyberStar, Inc.
  10.00%, due 7/15/06 (e)                              34,610,000       25,265,300
Rural Cellular Corp.
  8.25%, due 3/15/12 (c)(i)                             3,560,000        3,675,700
US Unwired, Inc.
  Series B
  (zero coupon), due 11/1/09
  13.375%, beginning 11/1/04                           23,800,000       23,681,000
                                                                    --------------
                                                                        89,459,160
                                                                    --------------
Total Corporate Bonds
  (Cost $2,680,580,495)                                              2,841,141,384
                                                                    --------------

FOREIGN CORPORATE BONDS (10.1%)
----------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.1%)
MTU Aero Engines Investment Co.
  8.25%, due 4/1/14 (c)                              E  4,415,000        5,451,258
                                                                    --------------

BROADCASTING & PUBLISHING (0.2%)
Telenet Communications N.V.
  9.00%, due 12/15/13 (c)                               8,725,000       10,720,575
                                                                    --------------

 16   MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
FOREIGN CORPORATE BONDS (CONTINUED)
----------------------------------------------------------------------------------
CHEMICALS (0.1%)
Acetex Corp.
  10.875%, due 8/1/09                               $   3,745,000   $    4,119,500
                                                                    --------------

COMMERCIAL SERVICES & SUPPLIES (1.0%)
Quebecor Media, Inc.
  (zero coupon), due 7/15/11
  13.75%, beginning 7/15/06                            37,195,000       34,219,400
  11.125%, due 7/15/11                                  9,230,000       10,614,500
                                                                    --------------
                                                                        44,833,900
                                                                    --------------
COMMUNICATIONS EQUIPMENT (0.2%)
Marconi Corp. PLC
  8.00%, due 4/30/08                                    7,739,569        8,474,828
                                                                    --------------

CONTAINERS & PACKAGING (1.4%)
Crown Euro Holdings S.A.
  9.50%, due 3/1/11                                    26,110,000       29,275,837
  10.875%, due 3/1/13 (i)                              30,055,000       35,014,075
Norampac, Inc.
  6.75%, due 6/1/13                                        75,000           78,000
                                                                    --------------
                                                                        64,367,912
                                                                    --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
Mobifon Holdings B.V.
  12.50%, due 7/31/10                                  20,340,000       23,187,600
                                                                    --------------

FOOD & STAPLES RETAILING (0.1%)
Parmalat Finance Corp. B.V.
  6.25%, due 2/7/05 (e)                                29,870,000        4,654,868
                                                                    --------------

FOOD PRODUCTS (0.6%)
Burns Philp Capital Property Ltd.
  9.50%, due 11/15/10                                   6,120,000        6,609,600
  10.75%, due 2/15/11                                  18,855,000       20,457,675
                                                                    --------------
                                                                        27,067,275
                                                                    --------------
INDUSTRIAL CONGLOMERATES (0.2%)
Stena AB
  9.625%, due 12/1/12                                  10,205,000       11,480,625
                                                                    --------------

MARINE (0.1%)
Navigator Gas Transport PLC
  10.50%, due 6/30/07 (c)(d)(e)                        10,425,000        5,316,750
                                                                    --------------

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
MEDIA (2.9%)
CanWest Media, Inc.
  Series B
  7.625%, due 4/15/13                               $  25,871,000   $   27,552,615
Hollinger, Inc.
  11.875%, due 3/1/11 (c)                               6,935,000        8,113,950
Shaw Communications, Inc.
  7.50%, due 11/20/13 (o)                           C$ 22,825,000       17,244,431
Sun Media Corp.
  7.625%, due 2/15/13                               $      40,000           42,600
TDL Infomedia Group Ltd.
  12.125%, due 10/15/09 (p)                          L 12,755,000       24,419,670
Telenet Group Holding N.V.
  (zero coupon), due 6/15/14
  11.50%, beginning 12/15/08 (c)                    $  16,265,000        9,921,650
Vivendi Universal S.A.
  6.25%, due 7/15/08                                   20,630,000       21,532,563
  9.25%, due 4/15/10                                   19,225,000       22,445,187
                                                                    --------------
                                                                       131,272,666
                                                                    --------------

MULTI-UTILITIES & UNREGULATED POWER (0.5%)
Calpine Canada Energy Finance ULC
  8.50%, due 5/1/08 (i)                                35,380,000       24,942,900
                                                                    --------------

OIL & GAS (0.3%)
Baytex Energy Ltd.
  9.625%, due 7/15/10                                  14,606,000       15,409,330
                                                                    --------------

PAPER & FOREST PRODUCTS (0.4%)
Abitibi-Consolidated, Inc.
  8.55%, due 8/1/10                                     6,235,000        6,764,108
Norske Skog Canada Ltd.
  8.625%, due 6/15/11                                      85,000           92,013
Tembec Industries, Inc.
  7.75%, due 3/15/12                                    8,845,000        8,623,875
  8.50%, due 2/1/11 (i)                                 4,145,000        4,227,900
                                                                    --------------
                                                                        19,707,896
                                                                    --------------

PERSONAL PRODUCTS (0.5%)
Jafra Cosmetics International, Inc.
  10.75%, due 5/15/11                                  18,220,000       20,634,150
                                                                    --------------

ROAD & RAIL (0.4%)
Grupo Transportacion Ferroviaria Mexicana, S.A. de
  C.V.
  12.50%, due 6/15/12                                  16,270,000       18,141,050
                                                                    --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
FOREIGN CORPORATE BONDS (CONTINUED)
----------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS (0.3%)
Invista
  9.25%, due 5/1/12 (c)                             $  12,915,000   $   12,915,000
                                                                    --------------
WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Millicom International Cellular S.A.
  10.00%, due 12/1/13 (c)                              11,775,000       12,069,375
                                                                    --------------
Total Foreign Corporate Bonds
  (Cost $435,608,720)                                                  464,767,458
                                                                    --------------

LOAN ASSIGNMENTS & PARTICIPATIONS (1.7%)
----------------------------------------------------------------------------------
AUTO COMPONENTS (0.4%)
Goodyear Tire & Rubber Co. (The)
  Bank debt, Term Loan
  5.61%, due 3/31/06 (h)(j)                            17,320,000       17,419,590
                                                                    --------------
COMPUTERS & PERIPHERALS (0.2%)
Viasystems Group, Inc.
  Bank debt, Term Loan B
  6.47%, due 9/30/08 (h)(j)                            10,233,852       10,310,606
                                                                    --------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
GT Group Telecom Services Corp.
  Bank debt, Term Loan A
  6.5625%, due 6/30/08 (d)(e)(h)(j)(l)                 16,936,744            1,694
  Bank debt, Term Loan B
  6.625%, due 6/30/08 (d)(e)(h)(j)(l)                  12,103,256            1,210
Qwest Corp.
  Bank debt, Term Loan
  6.95%, due 6/30/10 (h)(j)                            18,000,000       17,865,000
                                                                    --------------
                                                                        17,867,904
                                                                    --------------
INSURANCE (0.4%)
Conseco, Inc.
  Bank debt, Term Loan A
  7.25%, due 9/10/10 (h)(j)                            13,076,923       13,087,816
  Bank debt, Term Loan B
  9.50%, due 9/10/10 (h)(j)                             3,923,077        3,926,345
                                                                    --------------
                                                                        17,014,161
                                                                    --------------
MACHINERY (0.1%)
Milacron, Inc.
  Bank debt, Revolver
  4.75%, due 2/28/05 (h)(j)                             3,492,307        3,492,308
                                                                    --------------

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
MEDIA (0.0%) (B)
Maxwell Communications Corp. PLC
  Facility A (d)(e)(f)(h)(l)                        $   9,973,584   $      129,657
  Facility B (d)(e)(f)(h)(l)                         L  1,131,066           26,075
                                                                    --------------
                                                                           155,732
                                                                    --------------
MULTI-UTILITIES & UNREGULATED POWER (0.2%)
Mirant Corp.
  Bank debt, Revolver 5
  4.65%, due 7/15/05 (e)(h)                         $   4,721,021        3,394,414
NRG Energy, Inc.
  Bank debt, Credit-Linked Deposit
  5.50%, due 6/23/10 (h)(j)                             2,708,333        2,783,660
  Bank debt, Term Loan B
  5.50%, due 6/23/10 (h)(j)                             4,818,220        4,954,334
                                                                    --------------
                                                                        11,132,408
                                                                    --------------
Total Loan Assignments & Participations
  (Cost $87,701,297)                                                    77,392,709
                                                                    --------------

MORTGAGE-BACKED SECURITIES (0.3%)
----------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.3%)
Commercial Trust I
  Series 1993-KA Class A2
  7.63%, due 12/15/13 (e)                               6,137,423        1,227,484
Debit Securitized Lease Trust
  Series 1993-K1 Class A1
  6.66%, due 8/15/10                                    2,423,020        1,696,114
  Series 1994-K1 Class A1
  7.60%, due 8/15/07                                    3,775,312        2,604,965
  Series 1994-K1 Class A2
  8.375%, due 8/15/15                                   7,975,550        5,503,129
  Series 1994-K1 Class A3
  8.55%, due 8/15/19                                      131,618           89,501
                                                                    --------------
Total Mortgage-Backed Securities
  (Cost $12,662,610)                                                    11,121,193
                                                                    --------------

YANKEE BONDS (3.8%) (Q)
----------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES (0.1%)
Marsulex, Inc.
  9.625%, due 7/1/08                                    6,355,000        6,386,775
                                                                    --------------
COMMUNICATIONS EQUIPMENT (0.1%)
Nortel Networks Corp.
  6.875%, due 9/1/23 (i)                                3,000,000        2,685,000
                                                                    --------------

 18   MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
YANKEE BONDS (CONTINUED)
----------------------------------------------------------------------------------
CONTAINERS & PACKAGING (0.5%)
Crown Cork & Seal Finance PLC
  7.00%, due 12/15/06                               $  24,245,000   $   24,851,125
                                                                    --------------

ENERGY EQUIPMENT & SERVICES (0.5%)
Petroleum Geo-Services ASA
  8.00%, due 11/5/06                                    5,018,485        5,131,401
  10.00%, due 11/5/10                                  14,974,136       16,321,808
                                                                    --------------
                                                                        21,453,209
                                                                    --------------
INSURANCE (0.3%)
Fairfax Financial Holdings Ltd.
  7.375%, due 4/15/18 (i)                               3,437,000        3,179,225
  7.75%, due 7/15/37                                    4,810,000        4,304,950
  8.25%, due 10/1/15 (i)                                7,255,000        7,327,550
                                                                    --------------
                                                                        14,811,725
                                                                    --------------
MARINE (0.4%)
Sea Containers Ltd.
  Series B
  7.875%, due 2/15/08                                  13,976,000       13,556,720
  Series B
  10.75%, due 10/15/06 (i)                              6,830,000        7,069,050
                                                                    --------------
                                                                        20,625,770
                                                                    --------------
MEDIA (0.2%)
Rogers Cablesystem, Ltd.
  11.00%, due 12/1/15                                   7,205,000        8,312,769
                                                                    --------------

METALS & MINING (0.6%)
Algoma Steel, Inc.
  11.00%, due 12/31/09 (d)(j)                          23,265,000       26,987,400
                                                                    --------------

PAPER & FOREST PRODUCTS (0.9%)
Abitibi-Consolidated, Inc.
  8.85%, due 8/1/30 (i)                                 5,500,000        5,593,693
Doman Industries Ltd.
  12.00%, due 7/1/04 (e)                               22,875,000       26,992,500
Tembec Industries, Inc.
  8.625%, due 6/30/09 (i)                               8,130,000        8,292,600
                                                                    --------------
                                                                        40,878,793
                                                                    --------------
ROAD & RAIL (0.1%)
Grupo Transportacion Ferroviaria Mexicana, S.A. de
  C.V.
  11.75%, due 6/15/09                                   4,075,000        4,044,437
                                                                    --------------

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
WIRELESS TELECOMMUNICATION SERVICES (0.1%)
Rogers Cantel, Inc.
  9.75%, due 6/1/16                                 $   3,660,000   $    4,245,600
                                                                    --------------
Total Yankee Bonds
  (Cost $144,530,044)                                                  175,282,603
                                                                    --------------
Total Long-Term Bonds
  (Cost $3,691,519,442)                                              3,906,032,911
                                                                    --------------

                                                           SHARES
COMMON STOCKS (3.5%)
----------------------------------------------------------------------------------
AUTO COMPONENTS (0.0%) (B)
Goodyear Tire &
  Rubber Co. (The) (a)                                    221,400        1,928,394
                                                                    --------------

COMMERCIAL SERVICES & SUPPLIES (0.0%) (B)
Colorado Prime Corp. (a)(d)(h)(l)                         332,373            3,324
                                                                    --------------

COMMUNICATIONS EQUIPMENT (0.3%)
Marconi Corp. PLC (a)(p)(r)                               591,506       12,273,750
                                                                    --------------

CONTAINERS & PACKAGING (0.2%)
Owens-Illinois, Inc. (a)(i)                               630,150        8,796,894
                                                                    --------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Call-Net Enterprises, Inc. (a)                            465,688        1,303,926
ICO Global Communications Holdings Ltd. (a)(d)          3,920,467        4,214,502
                                                                    --------------
                                                                         5,518,428
                                                                    --------------
ENERGY EQUIPMENT & SERVICES (0.2%)
Petroleum Geo-Services ASA (a)                            218,711        9,836,527
                                                                    --------------

FOOD & STAPLES RETAILING (0.0%) (B)
TLC Beatrice International Holdings, Inc. (a)(l)           25,000           25,000
                                                                    --------------

HEALTH CARE PROVIDERS & SERVICES (0.1%)
Fountain View, Inc. (a)(d)(h)(l)                           11,689              117
QuadraMed Corp. (a)                                     1,580,150        4,503,428
                                                                    --------------
                                                                         4,503,545
                                                                    --------------
INTERNET SOFTWARE & SERVICES (0.1%)
Globix Corp. (a)(d)(h)                                  1,037,277        2,528,363
                                                                    --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                           SHARES            VALUE
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------------
MACHINERY (0.5%)
Joy Global, Inc.                                           69,947   $    1,836,109
Morris Material Handling, Inc. (a)(d)(h)(l)                69,236          366,951
Thermadyne Holdings Corp. (a)(d)                        1,237,712       18,194,366
                                                                    --------------
                                                                        20,397,426
                                                                    --------------
MEDIA (1.3%)
Alliance Entertainment Corp. (a)(d)(h)(l)               1,095,395           10,954
#UnitedGlobalCom, Inc. (a)(i)                           8,232,838       61,581,628
                                                                    --------------
                                                                        61,592,582
                                                                    --------------
METALS & MINING (0.2%)
Algoma Steel, Inc. (a)(o)                                 650,760        4,637,301
Neenah Foundry Co. (a)(c)(d)                            3,925,317        4,514,114
                                                                    --------------
                                                                         9,151,415
                                                                    --------------
PAPER & FOREST PRODUCTS (0.2%)
Abitibi-Consolidated, Inc.                              1,465,965       10,261,755
                                                                    --------------
TOBACCO (0.0%) (B)
North Atlantic Trading Co., Inc. (a)(d)(h)(l)               2,157          129,463
                                                                    --------------

WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Minorplanet Systems
  USA, Inc. (a)                                         1,156,825          775,072
NEON Communications, Inc. (a)(d)(h)(l)                  1,842,941        2,303,676
NII Holdings, Inc. (d)(i)                                 321,144       11,240,040
                                                                    --------------
                                                                        14,318,788
                                                                    --------------
Total Common Stocks
  (Cost $205,166,520)                                                  161,265,654
                                                                    --------------
CONVERTIBLE PREFERRED STOCKS (0.0%) (B)
----------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (0.0%) (B)
Pacific & Atlantic
  (Holdings), Inc.
  7.50%, Class A (d)(h)(l)                                 53,884              539
                                                                    --------------

WIRELESS TELECOMMUNICATION SERVICES (0.0%) (B)
NEON Communications, Inc.
  12.00% (a)(d)(h)(l)                                     212,404        2,389,545
                                                                    --------------
Total Convertible Preferred Stocks
  (Cost $2,366,708)                                                      2,390,084
                                                                    --------------
                                                           SHARES            VALUE
PREFERRED STOCKS (1.7%)
----------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES (0.0%) (B)
Colorado Prime Corp.(a)(d)(h)(l)                            7,232   $           72
                                                                    --------------

MEDIA (0.6%)
Alliance Entertainment Corp.
  Series A1 (a)(d)(h)(l)                                      447           63,474
  Series A2 (a)(d)(h)(l)                                      503           71,426
Paxson Communications Corp.
  13.25% (n)                                                  711        6,647,850
Ziff Davis Media, Inc.
  10.00%, Series E-1 (d)                                    4,240        2,120,000
Haights Cross Communications, Inc.
  16.00%, Class B (d)(h)(n)                               369,062       18,176,304
                                                                    --------------
                                                                        27,079,054
                                                                    --------------
REAL ESTATE (1.1%)
#Sovereign Real Estate Investment Corp.
  12.00%, Class A (c)                                      34,813       49,782,590
                                                                    --------------
Total Preferred Stocks
  (Cost $78,903,566)                                                    76,861,716
                                                                    --------------

WARRANTS (0.1%)
----------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (0.0%) (B)
ASAT Finance LLC
  Strike Price $18.60
  Expire 11/1/06 (a)(c)(d)                                  8,680           13,020
                                                                    --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%) (B)
ICO Global Communications Holdings Ltd.
  Strike Price $60.00
  Expire 5/16/06 (a)(d)                                   587,902            5,879
                                                                    --------------

MACHINERY (0.0%) (B)
Thermadyne Holdings Corp.
  Class A
  Strike Price $13.85
  Expire 5/23/04 (a)(d)(l)                                  3,633            3,815
  Class B
  Strike Price $20.78
  Expire 5/23/06 (a)(d)(l)                                  2,198              915
                                                                    --------------
                                                                             4,730
                                                                    --------------

 20   MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES            VALUE
WARRANTS (CONTINUED)
----------------------------------------------------------------------------------
MEDIA (0.0%) (B)
Haights Cross Communications, Inc.
  Strike Price $0.001
  Expire 12/10/11 (a)(d)(h)(l)                                385   $            4
  Preferred Class A
  Strike Price $0.001
  Expire 12/10/11 (a)(d)(h)(l)                            374,051            3,740
Ono Finance PLC
  Strike Price $0.01
  Expire 2/15/11 (a)(c)(d)                                 40,495              405
Ziff Davis Media, Inc.
  Strike Price $0.001
  Expire 8/12/12 (a)(c)                                   777,370           77,737
                                                                    --------------
                                                                            81,886
                                                                    --------------
METALS & MINING (0.1%)
Neenah Foundry Co.
  Strike Price $0.01
  Expire 10/7/13 (a)(c)(d)                              3,871,278        4,451,970
                                                                    --------------
WIRELESS TELECOMMUNICATION SERVICES (0.0%) (B)
NEON Communications, Inc.
  Strike Price $0.01
  Expire 12/2/12 (a)(d)(h)(l)                           1,842,941           18,430
  Class A
  Strike Price $0.01
  Expire 12/2/12 (a)(d)(h)(l)                           1,062,401        1,328,001
  Redeemable Preferred
  Strike Price $0.01
  Expire 12/2/12 (a)(d)(h)(l)                           1,274,805           12,748
UbiquiTel, Inc.
  Strike Price $22.74
  Expire 4/15/10 (a)(c)(d)                                 14,230              142
                                                                    --------------
                                                                         1,359,321
                                                                    --------------
Total Warrants
  (Cost $6,087,405)                                                      5,916,806
                                                                    --------------
                                                        PRINCIPAL
                                                           AMOUNT
SHORT-TERM INVESTMENTS (16.6%)
----------------------------------------------------------------------------------
COMMERCIAL PAPER (3.9%)
American Express Credit Corp.
  1.02%, due 5/4/04                                 $  10,000,000        9,999,150
Federal National Mortgage Association
  0.91%, due 5/3/04                                    18,650,000       18,649,057

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
COMMERCIAL PAPER (CONTINUED)
General Electric Capital Corp.
  1.02%, due 5/6/04                                 $   9,360,000   $    9,358,673
  1.02%, due 5/18/04                                   22,910,000       22,898,957
  1.03%, due 5/5/04                                    31,600,000       31,596,381
Morgan Stanley & Co.
  1.02%, due 5/4/04                                    15,650,000       15,648,670
  1.02%, due 5/5/04                                    32,665,000       32,661,297
UBS Finance (Delaware) LLC
  1.02%, due 5/3/04                                    10,955,000       10,954,379
  1.02%, due 5/28/04                                   25,880,000       25,860,192
                                                                    --------------
Total Commercial Paper
  (Cost $177,626,756)                                                  177,626,756
                                                                    --------------

                                                           SHARES
INVESTMENT COMPANIES (3.9%)
AIM Institutional Funds Group (s)                       3,435,192        3,435,192
Merrill Lynch Premier Institutional Fund              176,952,390      176,952,390
                                                                    --------------
Total Investment Companies
  (Cost $180,387,582)                                                  180,387,582
                                                                    --------------
                                                        PRINCIPAL
                                                           AMOUNT
MASTER NOTE (1.4%)
Bank of America Securities LLC
  1.1874%, due 5/3/04 (s)                           $  63,774,000       63,774,000
                                                                    --------------
Total Master Note
  (Cost $63,774,000)                                                    63,774,000
                                                                    --------------
REPURCHASE AGREEMENTS (6.4%)
Banc One Capital Markets, Inc.
  1.1799%, dated 4/30/04
  due 5/3/04 (s)
  Proceeds at Maturity
  $21,002,065
  (Collateralized by Various
  Bonds with a Principal
  Amount of $22,891,010 and a Market Value of
  $21,420,107)                                         21,000,000       21,000,000

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
REPURCHASE AGREEMENTS (CONTINUED)
Countrywide Securities Corp.
  1.1324%, dated 4/30/04
  due 5/3/04 (s)
  Proceeds at Maturity
  $106,147,016
  (Collateralized by Various Bonds a Principal
  Amount of $111,062,428 and a Market Value of
  $110,593,771)                                     $ 106,137,000   $  106,137,000
Credit Suisse First
  Boston LLC
  1.1124%, dated 4/30/04
  due 5/3/04 (s)
  Proceeds at Maturity
  $55,496,144
  (Collateralized by Various Bonds with a
  Principal Amount of $53,968,077 and a Market
  Value of $56,602,244)                                55,491,000       55,491,000
Lehman Brothers, Inc.
  1.1124%, dated 4/30/04
  due 5/3/04 (s)
  Proceeds at Maturity
  $22,284,066
  (Collateralized by Various Bonds with a
  Principal Amount of $29,279,957 and a Market
  Value of $23,388,945)                                22,282,000       22,282,000
Merrill Lynch & Co.
  1.1424%, dated 4/30/04
  due 5/3/04 (s)
  Proceeds at Maturity
  $84,607,054
  (Collateralized by Various Bonds with a
  Principal Amount of $82,996,766 and a Market
  Value of $88,831,130)                                84,599,000       84,599,000

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
REPURCHASE AGREEMENTS (CONTINUED)
Morgan Stanley & Co.
  1.1124%, dated 4/30/04
  due 5/3/04 (s)
  Proceeds at Maturity
  $6,583,610
  (Collateralized by Various Bonds with a
  Principal Amount of $8,502,967 and a Market
  Value of $6,899,815)                              $   6,583,000   $    6,583,000
                                                                    --------------
Total Repurchase Agreements
  (Cost $296,092,000)                                                  296,092,000
                                                                    --------------
SHORT-TERM FLOATING RATE NOTE (0.5%)
Belford US Capital Co.
  1.24%, due 6/18/04 (j)(s)                            25,000,000       25,012,019
                                                                    --------------
Total Short-Term Floating
  Rate Note
  (Cost $25,012,019)                                                    25,012,019
                                                                    --------------

SHORT-TERM LOAN ASSIGNMENTS & PARTICIPATIONS (0.4%)
BUILDING PRODUCTS (0.3%)
Owens Corning, Inc.
  Bank debt, Revolver
  3.62%, due 1/1/05 (e)(h)                             22,009,163       15,186,322
                                                                    --------------
MULTI-UTILITIES & UNREGULATED POWER (0.1%)
Mirant Corp.
  Bank debt, Revolver 1
  4.75%, due 1/15/05 (e)(h)                             7,020,000        3,987,360
                                                                    --------------
Total Short-Term Loan Assignments & Participations
  (Cost $20,439,389)                                                    19,173,682
                                                                    --------------
Total Short-Term Investments
  (Cost $763,331,746)                                                  762,066,039
                                                                    --------------
Total Investments
  (Cost $4,747,375,387) (t)                                 106.9%   4,914,533,210(u)
Liabilities in Excess of
  Cash and Other Assets                                      (6.9)    (317,794,320)
                                                    -------------   --------------
Net Assets                                                  100.0%  $4,596,738,890
                                                    =============   ==============

 22   MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  Illiquid security.
(e)  Issue in default.
(f)  Issuer in bankruptcy.
(g)  Partially segregated for unfunded loan commitments.
(h)  Restricted security.
(i) Represents a security, or a portion thereof, which is out on loan.
(j)  Floating rate. Rate shown is the rate in effect at April
     30, 2004.
(k) 15,895 Units-Each unit reflects $1,000 principal amount of 13.875% Senior Notes plus 1 warrant to acquire
     19.9718 shares of common stock at $0.01 per share at a future date.
(l)  Fair valued security.
(m) CIK ("Cash in Kind") -- Interest payment is made with cash or additional securities.
(n) PIK ("Payment in Kind") -- Interest or dividend payment is made with additional securities.
(o)  Canadian security.
(p)  British security.
(q)  Yankee bond.
(r)  ADR-American Depositary Receipt.
(s) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(t) The cost for federal income tax purposes is $4,825,745,961.
(u)  At April 30, 2004, net unrealized appreciation was
     $88,787,249 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $359,573,929 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $270,786,680.

     The following abbreviations are used in the above portfolio:
     C$ -- Canadian Dollar.
     E -- Euro.
     L -- Pound Sterling.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $4,747,375,387) including
  $368,016,963 market value of securities
  loaned                                      $4,914,533,210
Deposit with broker for securities loaned                118
Cash denominated in foreign currencies
  (identified cost $1,402,432)                     1,374,643
Receivables:
  Dividends and interest                          87,300,605
  Investment securities sold                      56,923,231
  Fund shares sold                                 8,639,491
Other assets                                          92,505
                                              --------------
    Total assets                               5,068,863,803
                                              --------------
LIABILITIES:
Securities lending collateral                    388,313,330
Payable to custodian                                 447,064
Payables:
  Investment securities purchased                 36,798,260
  Fund shares redeemed                            12,845,924
  NYLIFE Distributors                              3,018,794
  Manager                                          2,169,145
  Transfer agent                                   1,316,513
  Custodian                                           35,900
  Trustees                                            23,553
Accrued expenses                                     430,461
Dividend payable                                  26,725,969
                                              --------------
    Total liabilities                            472,124,913
                                              --------------
Net assets                                    $4,596,738,890
                                              ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding
  (par value of $.01 per share) unlimited
  number of shares authorized:
  Class A                                     $    2,069,278
  Class B                                          4,593,431
  Class C                                            708,735
  Class I                                                304
Additional paid-in capital                     5,279,021,108
Accumulated distributions in excess of net
  investment income                              (44,986,660)
Accumulated net realized loss on investments    (822,594,806)
Accumulated undistributed net realized gain
  on foreign currency transactions                10,843,600
Net unrealized appreciation on investments       167,157,823
Net unrealized appreciation on translation
  of other assets and liabilities in foreign
  currencies                                         (73,923)
                                              --------------
Net assets                                    $4,596,738,890
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $1,292,076,602
                                              ==============
Shares of beneficial interest outstanding        206,927,766
                                              ==============
Net asset value per share outstanding         $         6.24
Maximum sales charge (4.50% of offering
  price)                                                0.29
                                              --------------
Maximum offering price per share outstanding  $         6.53
                                              ==============
CLASS B
Net assets applicable to outstanding shares   $2,862,762,598
                                              ==============
Shares of beneficial interest outstanding        459,343,143
                                              ==============
Net asset value and offering price per share
  outstanding                                 $         6.23
                                              ==============
CLASS C
Net assets applicable to outstanding shares   $  441,709,703
                                              ==============
Shares of beneficial interest outstanding         70,873,508
                                              ==============
Net asset value and offering price per share
  outstanding                                 $         6.23
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $      189,987
                                              ==============
Shares of beneficial interest outstanding             30,424
                                              ==============
Net asset value and offering price per share
  outstanding                                 $         6.24
                                              ==============

 24   MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                      $189,720,615
  Dividends (a)                                    3,607,271
  Income from securities loaned -- net               694,009
                                                ------------
    Total income                                 194,021,895
                                                ------------
EXPENSES:
  Manager                                         13,162,996
  Distribution -- Class B                         11,004,183
  Distribution -- Class C                          1,706,200
  Service -- Class A                               1,690,571
  Service -- Class B                               3,667,126
  Service -- Class C                                 568,864
  Transfer agent                                   2,754,943
  Shareholder communication                          298,165
  Professional                                       297,808
  Custodian                                          265,455
  Recordkeeping                                      250,327
  Trustees                                           116,886
  Registration                                        91,937
  Miscellaneous                                       72,608
                                                ------------
    Total expenses                                35,948,069
                                                ------------
Net investment income                            158,073,826
                                                ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
  Security transactions                           36,870,958
  Foreign currency transactions                   10,843,600
                                                ------------
Net realized gain on investments and foreign
  currency transactions                           47,714,558
                                                ------------
Net change in unrealized appreciation on:
  Security transactions                          108,590,378
  Translation of other assets and liabilities
    in foreign currencies and foreign currency
    forward contracts                               (122,510)
                                                ------------
Net unrealized gain on investments and foreign
  currency transactions                          108,467,868
                                                ------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                   156,182,426
                                                ------------
Net increase in net assets resulting from
  operations                                    $314,256,252
                                                ============

(a) Dividends recorded net of foreign withholding taxes of $8,367.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                 2004             2003*              2002
INCREASE (DECREASE)
IN NET ASSETS:
Operations:
 Net investment
  income               $  158,073,826   $   260,763,777   $   297,953,683
 Net realized gain
  (loss) on
  investments and
  foreign currency
  transactions             47,714,558      (287,738,041)     (249,447,304)
 Net change in
  unrealized
  appreciation
  (depreciation) on
  investments and
  foreign currency
  transactions            108,467,868     1,096,548,328       (87,269,328)
                       --------------------------------------------------
 Net increase
  (decrease) in net
  assets resulting
  from operations         314,256,252     1,069,574,064       (38,762,949)
                       --------------------------------------------------
Dividends and distributions to shareholders:

 From net investment income:
   Class A                (50,105,580)      (78,354,579)      (74,335,867)
   Class B                (99,434,131)     (171,286,516)     (214,539,114)
   Class C                (15,459,206)      (22,517,628)      (20,249,937)
   Class I                     (3,899)               --                --
  Return of capital:
   Class A                         --          (987,660)       (6,742,285)
   Class B                         --        (2,159,069)      (19,458,762)
   Class C                         --          (283,835)       (1,836,675)
                       --------------------------------------------------
 Total dividends and
  distributions to
  shareholders           (165,002,816)     (275,589,287)     (337,162,640)
                       --------------------------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                402,935,181     1,302,380,040     1,409,215,356
   Class B                135,383,030       428,352,766       430,111,828
   Class C                 87,473,819       241,748,257       175,254,924
   Class I                    190,158                --                --

                                 2004             2003*              2002

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions:
   Class A             $   28,462,451   $    49,609,674   $    42,735,569
   Class B                 55,260,325       107,720,153       142,980,666
   Class C                  7,595,283        11,150,967         9,763,262
   Class I                      2,663                --                --
                       --------------------------------------------------
                          717,302,910     2,140,961,857     2,210,061,605

 Cost of shares redeemed:
   Class A               (448,810,618)   (1,155,824,260)   (1,241,244,596)
   Class B               (295,608,998)     (381,101,499)     (557,477,978)
   Class C                (89,780,181)     (132,580,904)      (95,917,677)
                       --------------------------------------------------
                         (834,199,797)   (1,669,506,663)   (1,894,640,251)
    Increase
     (decrease) in
     net assets
     derived from
     capital share
     transactions        (116,896,887)      471,455,194       315,421,354
                       --------------------------------------------------
    Net increase
     (decrease) in
     net assets            32,356,549     1,265,439,971       (60,504,235)

NET ASSETS:
Beginning of period     4,564,382,341     3,298,942,370     3,359,446,605
                       --------------------------------------------------
End of period          $4,596,738,890   $ 4,564,382,341   $ 3,298,942,370
                       ==================================================
Accumulated
 distributions in
 excess of net
 investment income at
 end of period         $  (44,986,660)  $   (38,057,670)  $   (27,634,616)
                       ==================================================

*  The Fund changed its fiscal year end from December 31 to October 31.

 26   MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                         JANUARY 1,
                                            SIX MONTHS      2003                                CLASS A
                                              ENDED        THROUGH     ---------------------------------------------------------
                                            APRIL 30,    OCTOBER 31,                    YEAR ENDED DECEMBER 31,
                                              2004*        2003**        2002       2001       2000       1999            1998
Net asset value at beginning of period      $    6.05    $     4.95    $   5.56   $   6.10   $   7.41   $   7.54        $   8.16
                                            ----------   ----------    --------   --------   --------   --------        --------
Net investment income                            0.23          0.39        0.51       0.65(c)     0.80      0.79            0.75
Net realized and unrealized gain (loss) on
  investments                                    0.18          1.12       (0.54)     (0.50)(c)    (1.25)    (0.06)         (0.57)
Net realized and unrealized gain (loss) on
  foreign currency transactions                  0.01          0.00(b)    (0.02)      0.00(b)     0.02      0.02           (0.01)
                                            ----------   ----------    --------   --------   --------   --------        --------
Total from investment operations                 0.42          1.51       (0.05)      0.15      (0.43)      0.75            0.17
                                            ----------   ----------    --------   --------   --------   --------        --------
Less dividends and distributions:
  From net investment income                    (0.23)        (0.40)      (0.51)     (0.65)     (0.83)     (0.85)          (0.75)
  From net realized gain on investments            --            --          --         --      (0.05)     (0.03)          (0.04)
  Return of capital                                --         (0.01)      (0.05)     (0.04)        --         --              --
                                            ----------   ----------    --------   --------   --------   --------        --------
Total dividends and distributions               (0.23)        (0.41)      (0.56)     (0.69)     (0.88)     (0.88)          (0.79)
                                            ----------   ----------    --------   --------   --------   --------        --------
Net asset value at end of period            $    6.24    $     6.05    $   4.95   $   5.56   $   6.10   $   7.41        $   7.54
                                            ==========   ==========    ========   ========   ========   ========        ========
Total investment return (a)                      7.03%        31.57%      (0.78%)     2.49%     (6.48%)    10.33%           2.07%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                        7.20%+        8.43%+      9.63%     10.84%(c)    11.35%    10.36%          9.40%
    Net expenses                                 0.98%+        1.01%+      1.07%      1.04%      1.03%      1.00%           1.00%
    Expenses (before waiver)                     0.98%+        1.01%+      1.08%      1.08%      1.07%      1.04%           1.04%
Portfolio turnover rate                            22%           47%         50%        51%        54%        83%            128%
Net assets at end of period (in 000's)      $1,292,077   $1,265,856    $850,899   $710,205   $456,770   $369,275        $278,181

                                                         JANUARY 1,
                                            SIX MONTHS      2003                        CLASS C
                                              ENDED        THROUGH     -----------------------------------------
                                            APRIL 30,    OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                              2004*        2003**        2002       2001       2000       1999
Net asset value at beginning of period       $   6.04     $   4.94     $   5.55   $   6.09   $   7.40   $  7.53
                                             --------     --------     --------   --------   --------   -------
Net investment income                            0.21         0.36         0.46       0.61(c)     0.74     0.73
Net realized and unrealized gain (loss) on
  investments                                    0.18         1.12        (0.53)     (0.50)(c)    (1.25)   (0.06)
Net realized and unrealized gain (loss) on
  foreign currency transactions                  0.01         0.00(b)     (0.02)      0.00(b)     0.02     0.02
                                             --------     --------     --------   --------   --------   -------
Total from investment operations                 0.40         1.48        (0.09)      0.11      (0.49)     0.69
                                             --------     --------     --------   --------   --------   -------
Less dividends and distributions:
  From net investment income                    (0.21)       (0.38)       (0.48)     (0.61)     (0.77)    (0.79)
  From net realized gain on investments            --           --           --         --      (0.05)    (0.03)
  Return of capital                                --        (0.00)(b)    (0.04)     (0.04)        --        --
                                             --------     --------     --------   --------   --------   -------
Total dividends and distributions               (0.21)       (0.38)       (0.52)     (0.65)     (0.82)    (0.82)
                                             --------     --------     --------   --------   --------   -------
Net asset value at end of period             $   6.23     $   6.04     $   4.94   $   5.55   $   6.09   $  7.40
                                             ========     ========     ========   ========   ========   =======
Total investment return (a)                      6.70%       30.82%       (1.53%)     1.72%     (7.20%)    9.51%

Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                        6.45%+       7.68%+       8.88%     10.09%(c)    10.60%    9.61%
    Net expenses                                 1.73%+       1.76%+       1.82%      1.79%      1.78%     1.75%
    Expenses (before waiver)                     1.73%+       1.76%+       1.83%      1.83%      1.82%     1.79%
Portfolio turnover rate                            22%          47%          50%        51%        54%       83%
Net assets at end of period (in 000's)       $441,710     $422,392     $236,791   $174,205   $106,709   $67,181


                                            SEPTEMBER 1***
                                               THROUGH
                                             DECEMBER 31
                                                 1998
Net asset value at beginning of period         $  7.43
                                               -------
Net investment income                             0.27
Net realized and unrealized gain (loss) on
  investments                                     0.15
Net realized and unrealized gain (loss) on
  foreign currency transactions                  (0.01)
                                               -------
Total from investment operations                  0.41
                                               -------
Less dividends and distributions:
  From net investment income                     (0.27)
  From net realized gain on investments          (0.04)
  Return of capital                                 --
                                               -------
Total dividends and distributions                (0.31)
                                               -------
Net asset value at end of period               $  7.53
                                               =======
Total investment return (a)                       5.58%

Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                         8.65%+
    Net expenses                                  1.75%+
    Expenses (before waiver)                      1.79%+
Portfolio turnover rate                            128%
Net assets at end of period (in 000's)         $10,025

*    Unaudited.
**   The Fund changed its fiscal year end from December 31 to
     October 31.
***  Class C shares were first offered on September 1, 1998.
+    Annualized.
++   Class I shares were offered on January 1, 2004.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.
(c)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                              CLASS A   CLASS B   CLASS C
Decrease net investment income                                ($0.00)(b) ($0.00)(b) ($0.00)(b)
Increase net realized and unrealized gains and losses           0.00(b)   0.00(b)   0.00(b)
Decrease ratio of net investment income                        (0.04%)   (0.04%)   (0.04%)

 28   MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

             JANUARY 1,
SIX MONTHS      2003                                      CLASS B
  ENDED        THROUGH       -----------------------------------------------------------------
APRIL 30,    OCTOBER 31,                          YEAR ENDED DECEMBER 31,
  2004*        2003**           2002         2001            2000         1999         1998
$    6.04    $     4.94      $     5.55   $     6.09      $     7.40   $     7.53   $     8.15
----------   ----------      ----------   ----------      ----------   ----------   ----------
     0.21          0.36            0.46         0.61(c)         0.74         0.73         0.69
     0.18          1.12           (0.53)       (0.50)(c)       (1.25)       (0.06)       (0.57)
     0.01          0.00(b)        (0.02)        0.00(b)         0.02         0.02        (0.01)
----------   ----------      ----------   ----------      ----------   ----------   ----------
     0.40          1.48           (0.09)        0.11           (0.49)        0.69         0.11
----------   ----------      ----------   ----------      ----------   ----------   ----------
    (0.21)        (0.38)          (0.48)       (0.61)          (0.77)       (0.79)       (0.69)
       --            --              --           --           (0.05)       (0.03)       (0.04)
       --         (0.00)(b)       (0.04)       (0.04)             --           --           --
----------   ----------      ----------   ----------      ----------   ----------   ----------
    (0.21)        (0.38)          (0.52)       (0.65)          (0.82)       (0.82)       (0.73)
----------   ----------      ----------   ----------      ----------   ----------   ----------
$    6.23    $     6.04      $     4.94   $     5.55      $     6.09   $     7.40   $     7.53
==========   ==========      ==========   ==========      ==========   ==========   ==========
     6.70%        30.82%          (1.53%)       1.72%          (7.20%)       9.51%        1.31%
     6.45%+        7.68%+          8.88%       10.09%(c)       10.60%        9.61%        8.65%
     1.73%+        1.76%+          1.82%        1.79%           1.78%        1.75%        1.75%
     1.73%+        1.76%+          1.83%        1.83%           1.82%        1.79%        1.79%
       22%           47%             50%          51%             54%          83%         128%
$2,862,763   $2,876,134      $2,211,253   $2,475,037      $2,609,320   $3,294,427   $3,309,389

      CLASS I
 -----------------
 JANUARY 1, 2004++
      THROUGH
     APRIL 30,
       2004*
     $   6.24
     --------
         0.16
         0.00(b)
         0.00(b)
     --------
         0.16
     --------
        (0.16)
           --
           --
     --------
        (0.16)
     --------
     $   6.24
     ========
         2.56%
         7.57%+
         0.70%+
         0.70%+
           22%
     $    190

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay High Yield Corporate Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class I shares are not subject to sales charge. Distribution of Class I shares commenced on January 1, 2004. Class A shares, Class B shares, Class C shares and Class I shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Each class of shares other than Class I shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek maximum income through investment in a diversified portfolio of high yield debt securities. Capital appreciation is a secondary objective.

The Fund principally invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund also invests in foreign securities which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if such prices are deemed by the Fund's Manager to be representative of market values at the regular close of business of the Exchange. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

(B) REPURCHASE AGREEMENTS. The Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(C) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or

 30   MainStay High Yield Corporate Bond Fund
sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

(D) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(E) LOAN PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan commitments and loan participations. Loan commitments and loan participations are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money and records interest as earned. The unfunded amounts are recorded in memorandum accounts. The Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants").

(F) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(G) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(H) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of callable securities, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred. Dividends on short positions are recorded as an expense of the Fund on the ex-dividend date.

(I) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(J) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign

                                                    www.mainstayfunds.com     31
currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

     (i) market value of investment securities, other assets and liabilities -- at the valuation date,

    (ii) purchases and sales of investment securities, income and expenses -- at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in reported net realized gain (loss) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

(K) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets on assets up to $500 million and 0.55% annually on assets in excess of $500 million. For the six months ended April 30, 2004, the Manager earned from the Fund $13,162,996.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.30% on assets up to $500 million and 0.275% on assets in excess of $500 million.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $257,265 for the six months ended April 30, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges for redemption of Class A, Class B and Class C shares of $96,980, $1,725,410 and $90,921, respectively, for the six months ended April 30, 2004.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended April 30, 2004, amounted to $2,754,943.

 32   MainStay High Yield Corporate Bond Fund

(E) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the High Yield Corporate Bond Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM, amounted to $52,708 for the six months ended April 30, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $250,327 for the six months ended April 30, 2004.
NOTE 4 -- RESTRICTED SECURITIES:

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Restricted securities held at April 30, 2004:

                                                             PRINCIPAL
                                        DATE(S) OF             AMOUNT/                               4/30/04          PERCENT OF
SECURITY                               ACQUISITION              SHARES                COST             VALUE          NET ASSETS
Alliance Entertainment Corp.
  Common Stock                             12/2/99         1,095,395         $   4,213,596      $     10,954                 0.0%(a)
  Series A1, Preferred Stock       5/19/99-12/2/99               447               446,889            63,474                 0.0(a)
  Series A2, Preferred Stock               12/2/99               503               956,239            71,426                 0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
Calpine Gilroy, L.P.
  10.00%, due 9/30/14                     11/26/03       $23,459,491            23,520,674        23,459,491                 0.5
--------------------------------------------------------------------------------------------------------------------------------
Colorado Prime Corp.
  Common Stock                     5/6/97-11/10/99           332,373                 3,324             3,324                 0.0(a)
  Preferred Stock                  5/6/97-11/10/99             7,232            23,049,119                72                 0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
Conseco, Inc.
  Bank debt, Term Loan A
  7.25%, due 9/10/10                      10/22/03        13,076,923            12,847,860        13,087,816                 0.3
  Bank debt, Term Loan B
  9.50%, due 9/10/10                      10/22/03         3,923,077             3,833,602         3,926,345                 0.1
--------------------------------------------------------------------------------------------------------------------------------
Fountain View, Inc.
  Common Stock                              9/4/03            11,689                   117               117                 0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
Globix Corp.
  Common Stock                            10/15/02         1,037,277               245,760         2,528,363                 0.1
--------------------------------------------------------------------------------------------------------------------------------
Goodyear Tire & Rubber Co. (The)
  Bank debt, Term Loan
  5.61%, due 3/31/06               2/25/04-3/11/04        17,320,000            17,272,212        17,419,590                 0.4
  2nd Lien Note
  11.00%, due 3/1/11                       3/12/04        44,435,000            44,176,653        48,656,325                 1.1
--------------------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     33

                                                          PRINCIPAL
                                       DATE(S) OF           AMOUNT/                             4/30/04          PERCENT OF
SECURITY                              ACQUISITION            SHARES              COST             VALUE          NET ASSETS
GT Group Telecom Services Corp.
  Bank debt, Term Loan A
  6.5625%, due 6/30/08                    1/30/01      $16,936,744       $  6,605,599      $      1,694                 0.0%(a)
  Bank debt, Term Loan B
  6.625%, due 6/30/08                     1/30/01       12,103,256          4,753,863             1,210                 0.0(a)
---------------------------------------------------------------------------------------------------------------------------
Haights Cross Communications, Inc.
  Preferred Stock
  16.00%, Class B                         1/22/04          369,062         17,168,925        18,176,304                 0.4
  Warrants                                1/22/04              385                  4                 4                 0.0(a)
  Warrants, Preferred Class A             1/22/04          374,051              3,741             3,740                 0.0(a)
---------------------------------------------------------------------------------------------------------------------------
Maxwell Communications Corp., PLC
  Facility A                         4/29/94-11/22/94    9,973,584                  0(b)        129,657                 0.0(a)
  Facility B                         4/29/94-11/22/94  L 1,131,066                  0(b)         26,075                 0.0(a)
---------------------------------------------------------------------------------------------------------------------------
Micron Technology, Inc.
  6.50%, due 9/30/05                 3/3/03-4/16/03    $15,000,000         13,889,637        14,925,000                 0.3
---------------------------------------------------------------------------------------------------------------------------
Milacron, Inc.
  Bank debt, Revolver
  4.75%, due 2/28/05                       4/5/04        3,492,307          3,492,308         3,492,308                 0.1
---------------------------------------------------------------------------------------------------------------------------
Mirant Corp.
  Bank debt, Revolver 5
  4.65%, due 7/15/05                 1/6/04-4/27/04      4,721,021          3,479,814         3,394,414                 0.1
  Bank debt, Revolver 1
  4.75%, due 1/15/05                      4/21/03        7,020,000          5,806,021         3,987,360                 0.1
---------------------------------------------------------------------------------------------------------------------------
Morris Material Handling, Inc.
  Common Stock                       3/11/99-10/30/01       69,236             36,341           366,951                 0.0(a)
---------------------------------------------------------------------------------------------------------------------------
NEON Communications, Inc.
  Common Stock                            9/11/03        1,842,941          1,632,528         2,303,676                 0.0(a)
  Convertible Preferred Stock
  12.00%                                 11/25/02          212,404          2,366,169         2,389,545                 0.0(a)
  Warrants                                9/11/03        1,842,941          1,632,528            18,430                 0.0(a)
  Warrants, Class A                      11/25/02        1,062,401             10,624         1,328,001                 0.0(a)
  Warrants, Redeemable Preferred         11/25/02        1,274,805             12,748            12,748                 0.0(a)
---------------------------------------------------------------------------------------------------------------------------
North Atlantic Trading Co., Inc.
  Common Stock                            4/21/04            2,157                 22           129,463                 0.0(a)
---------------------------------------------------------------------------------------------------------------------------
NRG Energy, Inc.
  Bank debt, Credit-Linked Deposit
  5.50%, due 6/23/10                     12/30/03        2,708,333          2,689,251         2,783,660                 0.1
  Bank debt, Term Loan B
  5.50%, due 6/23/10                     12/30/03        4,818,220          4,783,832         4,954,334                 0.1
---------------------------------------------------------------------------------------------------------------------------
Owens Corning, Inc.
  Bank debt, Revolver
  3.62%, due 1/1/05                  9/26/01-10/15/02   22,009,163         14,663,368        15,186,322                 0.3
---------------------------------------------------------------------------------------------------------------------------
Pacific & Atlantic (Holdings), Inc.
  Convertible Preferred Stock
  7.50%, Class A                          6/30/03           53,884                539               539                 0.0(a)
---------------------------------------------------------------------------------------------------------------------------

 34   MainStay High Yield Corporate Bond Fund

                                                                  PRINCIPAL
                                               DATE(S) OF           AMOUNT/                               4/30/04      PERCENT OF
SECURITY                                      ACQUISITION            SHARES               COST              VALUE      NET ASSETS
Qwest Corp.
  Bank debt, Term Loan
  6.95%, due 6/30/10                              6/12/03      $18,000,000       $  17,572,631      $ 17,865,000              0.4%
---------------------------------------------------------------------------------------------------------------------------------
Viasystems Group, Inc.
  Bank debt, Term Loan B
  6.47%, due 9/30/08                              2/10/04       10,233,852          10,340,326        10,310,606              0.2
---------------------------------------------------------------------------------------------------------------------------------
                                                                                 $ 241,506,864      $211,014,338              4.6%
---------------------------------------------------------------------------------------------------------------------------------

(a) Less than one tenth of a percent.
(b) Less than one dollar.

NOTE 5 -- FEDERAL INCOME TAX:

At October 31, 2003, for federal income tax purposes, capital loss carryforwards of $781,174,655 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

        CAPITAL LOSS               AMOUNT
      AVAILABLE THROUGH            (000'S)
            2008                  $ 21,946
            2009                   284,075
            2010                   169,120
            2011                   306,034
  ---------------------------------------------
                                  $781,175
  ---------------------------------------------

The tax character of distributions paid during the ten months ended October 31, 2003, and year ended December 31, 2002, shown in the Statement of Changes in Net Assets, was as follows:

                                        2003          2002
Distributions paid from:
  Ordinary Income               $272,158,723  $309,124,918
  Return of Capital                3,430,564    28,037,722
----------------------------------------------------------
                                $275,589,287  $337,162,640
----------------------------------------------------------

NOTE 6 -- PORTFOLIO SECURITIES LOANED, LOAN COMMITMENTS AND FOREIGN CURRENCY:

As of April 30, 2004, the Fund had securities on loan with a market value of $368,016,963 and received collateral of $388,313,330 for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

As of April 30, 2004, the Fund had unfunded loan commitments pursuant to the following loan agreements:

                                                 UNFUNDED
BORROWER                                       COMMITMENT
Jafra Cosmetics, Inc.                         $12,111,111
Milacron, Inc.                                 12,721,978
Mirant Corp.                                    5,849,954
NRG Energy, Inc.                                4,600,000
Owens Corning, Inc.                             1,298,259
Universal City, Inc.                           10,000,000
---------------------------------------------------------
                                              $46,581,302
---------------------------------------------------------

Foreign currency held at April 30, 2004:

        CURRENCY                  COST         VALUE
Canadian
  Dollar         C$   212  $      158    $      154
Euro            E   2,333       2,802         2,797
Pound Sterling  L 773,503   1,399,472     1,371,692
----------------------------------------------------
                           $1,402,432    $1,374,643
----------------------------------------------------

NOTE 7 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2004, purchases and sales of securities, other than U.S. Government and short-term securities, were $1,056,309 and $928,698, respectively.

NOTE 8 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based

                                                    www.mainstayfunds.com     35
upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2004.

NOTE 9 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                    SIX MONTHS ENDED
                                    APRIL 30, 2004*
                         CLASS A    CLASS B    CLASS C  CLASS I**
Shares sold               64,250     21,644     14,019         30
-----------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions            4,553      8,853      1,217      --(a)
-----------------------------------------------------------------
                          68,803     30,497     15,236         30
-----------------------------------------------------------------
Shares redeemed         (71,056)   (47,088)   (14,259)         --
-----------------------------------------------------------------
Net increase
  (decrease)             (2,253)   (16,591)        977         30
-----------------------------------------------------------------

                                   JANUARY 1 THROUGH
                                  OCTOBER 31, 2003***
                              CLASS A    CLASS B    CLASS C
Shares sold                   237,513     77,972     43,734
-----------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                 8,908     19,447      1,999
-----------------------------------------------------------
                              246,421     97,419     45,733
-----------------------------------------------------------
Shares redeemed             (209,184)   (69,036)   (23,761)
-----------------------------------------------------------
Net increase                   37,237     28,383     21,972
-----------------------------------------------------------

                                      YEAR ENDED
                                   DECEMBER 31, 2002
                              CLASS A    CLASS B    CLASS C
Shares sold                   280,014     82,864     33,375
-----------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                 8,345     27,828      1,909
-----------------------------------------------------------
                              288,359    110,692     35,284
-----------------------------------------------------------
Shares redeemed             (244,150)  (109,057)   (18,744)
-----------------------------------------------------------
Net increase                   44,209      1,635     16,540
-----------------------------------------------------------

(a)  Less than one thousand.
*   Unaudited
**  First offered on January 1, 2004.
*** The Fund changed its fiscal year end from December 31 to October 31.

NOTE 10 -- OTHER MATTERS:

(A) On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's reports on the Trust's financial statements for the period ended October 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

(B) NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. NYLIM and the MainStay Equity Index Fund are currently seeking to resolve the SEC Staff's concerns regarding these matters, although there can be no assurance at this time as to the outcome of these efforts.

 36   MainStay High Yield Corporate Bond Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              55           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Manager, NYLIFE Distributors LLC; Vice
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 portfolios);
                                                 President, Eclipse Funds Inc. (10
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                23           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   23           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           23           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                23           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               23           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

                                                    www.mainstayfunds.com     37

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES*
        MICHAEL H.        Trustee since 2003     Retired. Independent Consultant (1999 to            23           None
        SUTTON(+)                                present) (accounting and capital market
        9/19/40                                  regulation); Consultant, Financial
                                                 Accounting Standards Board (1998 to
                                                 1999); Chief Accountant, United States
                                                 Securities and Exchange Commission (1995
                                                 to 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Trustee since 1994     Advisor (July 2003 to present) and                  23           None
        TRUTANIC                                 Managing Director (2001 to 2003), The
        2/13/52                                  Carlyle Group (private investment firm);
                                                 Chairman and Chief Executive Officer,
                                                 Somerset Group (financial advisory firm);
                                                 Senior Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             36           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.;
                                                 Manager, NYLIFE Distributors LLC;
                                                 Director, New York Life Trust Company.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    61           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Chief Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ROBERT A.         Secretary since 2001   Senior Managing Director, General Counsel           55           None
        ANSELMI                                  and Secretary, New York Life Investment
        10/19/46                                 Management LLC (including predecessor
                                                 advisory organizations); Secretary, New
                                                 York Life Investment Management Holdings
                                                 LLC; Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIFE Distributors LLC;
                                                 Secretary, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds Inc., and Eclipse Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc., (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             55           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 NYLIFE Securities Inc.; Vice
                                                 President-Financial Operations and Chief
                                                 Financial Officer, NYLIFE Distributors
                                                 LLC; Tax Vice President, New York Life
                                                 International, LLC; Tax Vice President,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     + Resigned effective June 11, 2004.

 38   MainStay High Yield Corporate Bond Fund

MAINSTAY FUNDS

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Core Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT AUDITORS

KPMG LLP

                                                    www.mainstayfunds.com     39

(New York Life LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C)2004 by NYLIFE Distributors LLC. All rights reserved.        SEC File Number:
811-04550

NYLIM-A05384         RECYCLE.LOGO                                   MSHY10-06/04

(NEW YORK LIFE LOGO)

                                             MAINSTAY(R)
                                             INTERNATIONAL BOND FUND

                                             The MainStay(R) Funds

                                             Semiannual Report
                                             Unaudited

                                             April 30, 2004

                       This page intentionally left blank

 2   MainStay International Bond Fund

MESSAGE FROM
THE PRESIDENT

Most domestic and international stock markets advanced during the six months ended April 30, 2004. The U.S. economy generally improved, with real gross domestic product growing at a seasonally adjusted annual rate of 4.1% in the fourth quarter of 2003 and, according to preliminary estimates, rising 4.4% in the first quarter of 2004. Inflation remained relatively modest throughout the reporting period but increased enough to reassure the Federal Reserve that unwanted deflation was no longer a serious concern.

Increases in corporate productivity led to worries that we might be having a "jobless recovery." In early April, however, the release of March employment figures showed a dramatic rise in nonfarm payrolls. Unfortunately, the combination of higher employment and rising inflation suggested that the Federal Reserve might soon move to raise interest rates. Bond markets adjusted to accommodate this perception, with yields rising and prices declining in April. The stock market, which had recorded relatively steady gains since mid-March of 2003, became increasingly volatile from late January through the end of April 2004.

In March and April, bond yields rose to reflect the increasing likelihood of a less-accommodative monetary policy. Since bond prices and yields tend to move in opposite directions, several bond indices recorded negative price performance during the six-month reporting period, but most provided positive total returns.

A weak U.S. dollar helped strengthen the performance of international stocks and was good news for U.S. exporters. The strengthening Japanese economy was greeted as positive news by international investors, but moves to decelerate the rapid economic growth in China were not as favorably received. Several international markets provided double-digit total returns for the six-month reporting period.

On January 1, 2004, the Eclipse Funds were re-branded as MainStay Funds. The change was part of a repositioning initiative at New York Life Investment Management LLC. During the reporting period, some Funds were merged, others liquidated, and still others renamed. The result was a single, robust, and integrated mutual fund family that gives investors a more comprehensive array of alternatives.

At MainStay, each of our Funds seeks to achieve its investment objective through consistent application of an established investment process. Whether the investments you've chosen use quantitative analysis, fundamental research, or a combination of the two, our disciplines remain the same, even when the markets move. We believe that our time-tested investment strategies can help you pursue your long-range goals with confidence. We hope to continue to serve your investment needs for many years to come.

Sincerely,

/s/ GARY E. WENDLANDT

Gary E. Wendlandt

President

   TABLE OF CONTENTS

   Message from the President                     3
---------------------------------------------------

   Investment and Performance Comparison          4
---------------------------------------------------

   Portfolio Management Discussion and
   Analysis                                       7
---------------------------------------------------

   Portfolio Composition                          8

   Portfolio of Investments                       9
---------------------------------------------------

   Financial Statements                          13
---------------------------------------------------

   Notes to Financial Statements                 18
---------------------------------------------------

   Trustees and Officers                         24
---------------------------------------------------

   MainStay(R) Funds                             26

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

                                                             SIX     ONE     FIVE     SINCE
BENCHMARKS                                                  MONTHS   YEAR   YEARS   INCEPTION
CITIGROUP(R) NON-U.S. DOLLAR WORLD GOVERNMENT BOND
INDEX(1)                                                    3.68%   9.22%   5.63%   6.28%
AVERAGE LIPPER INTERNATIONAL INCOME FUND(2)                 3.43    7.98    5.76    6.77

 CLASS A SHARES
--------------------------------------------------------------------------------

                             SIX      ONE    FIVE      SINCE
TOTAL RETURNS              MONTHS    YEAR    YEARS   INCEPTION
--------------------------------------------------------------
With sales charges          -2.02%   2.47%   2.85%    5.61%
Excluding sales charges      2.60    7.30    3.80     6.11

                                              (in thousands, with sales charges)

                                                                                                 CITIGROUP NON-U.S. DOLLAR WORLD
                                                                MAINSTAY INTERNATIONAL BOND           GOVERNMENT BOND INDEX
                                                                ---------------------------      -------------------------------
9/13/94                                                                      955                               1000
4/30/95                                                                     1051                               1199
4/30/96                                                                     1178                               1203
4/30/97                                                                     1258                               1178
4/30/98                                                                     1362                               1254
4/30/99                                                                     1404                               1367
4/30/00                                                                     1258                               1291
4/30/01                                                                     1258                               1264
4/30/02                                                                     1325                               1309
4/30/03                                                                     1577                               1646
4/30/04                                                                     1692                               1798

                                             -- MainStay International Bond Fund
                                              -- Citigroup Non-U.S. Dollar World
                                                           Government Bond Index

 CLASS B SHARES
--------------------------------------------------------------------------------

                             SIX      ONE    FIVE      SINCE
TOTAL RETURNS              MONTHS    YEAR    YEARS   INCEPTION
--------------------------------------------------------------
With sales charges          -2.83%   1.40%   2.68%    5.35%
Excluding sales charges      2.17    6.40    3.00     5.35

                                              (in thousands, with sales charges)

                                                                                                 CITIGROUP NON-U.S. DOLLAR WORLD
                                                                MAINSTAY INTERNATIONAL BOND           GOVERNMENT BOND INDEX
                                                                ---------------------------      -------------------------------
9/13/94                                                                     1000                               1000
4/30/95                                                                     1096                               1199
4/30/96                                                                     1218                               1203
4/30/97                                                                     1296                               1178
4/30/98                                                                     1393                               1254
4/30/99                                                                     1425                               1367
4/30/00                                                                     1268                               1291
4/30/01                                                                     1255                               1264
4/30/02                                                                     1313                               1309
4/30/03                                                                     1552                               1646
4/30/04                                                                     1652                               1798

                                             -- MainStay International Bond Fund
                                              -- Citigroup Non-U.S. Dollar World
                                                           Government Bond Index

 CLASS C SHARES
--------------------------------------------------------------------------------

                            SIX      ONE    FIVE      SINCE
TOTAL RETURNS              MONTHS   YEAR    YEARS   INCEPTION
-------------------------------------------------------------
With sales charges          1.17%   5.40%   3.00%    5.35%
Excluding sales charges     2.17    6.40    3.00     5.35

                                              (in thousands, with sales charges)

                                                                                                 CITIGROUP NON-U.S. DOLLAR WORLD
                                                                MAINSTAY INTERNATIONAL BOND           GOVERNMENT BOND INDEX
                                                                ---------------------------      -------------------------------
9/13/94                                                                     1000                               1000
4/30/95                                                                     1096                               1199
4/30/96                                                                     1218                               1203
4/30/97                                                                     1296                               1178
4/30/98                                                                     1393                               1254
4/30/99                                                                     1425                               1367
4/30/00                                                                     1268                               1291
4/30/01                                                                     1255                               1264
4/30/02                                                                     1313                               1309
4/30/03                                                                     1552                               1646
4/30/04                                                                     1652                               1798

                                             -- MainStay International Bond Fund
                                              -- Citigroup Non-U.S. Dollar World
                                                           Government Bond Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $1,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. Performance for Class A and C shares, first offered 1/3/95 and 9/1/98, respectively, includes the historical performance of Class B shares from inception (9/13/94) through 12/31/94 for Class A and through 8/31/98 for Class C, adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for such shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay International Bond Fund

1. The Citigroup(R) Non-U.S. Dollar World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

                                                     www.mainstayfunds.com     5

 $1,000 INVESTED IN MAINSTAY INTERNATIONAL BOND FUND
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                             ENDING ACCOUNT                  VALUE
                                                              VALUE (BASED                 (BASED ON
                                                 BEGINNING     ON ACTUAL      EXPENSES    HYPOTHETICAL    EXPENSES
                                                  ACCOUNT     RETURNS AND       PAID       5% RETURN        PAID
                                                   VALUE       EXPENSES)       DURING      AND ACTUAL      DURING
SHARE CLASS                                       11/1/03       4/30/04        PERIOD      EXPENSES)       PERIOD
------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                    $1,000         $1,026         $ 9          $1,042         $ 9
------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                                    $1,000         $1,022         $12          $1,038         $12
------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                                    $1,000         $1,022         $12          $1,038         $12
------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).

 6   MainStay International Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Joseph Portera and Gary Goodenough of MacKay Shields LLC

WHAT MAJOR FACTORS INFLUENCED THE INTERNATIONAL BOND MARKETS FOR THE SIX MONTHS ENDED APRIL 30, 2004?

In the early part of the reporting period, geopolitical risks buoyed government bond markets. Few investors believed that the global economy was growing fast enough to warrant higher interest rates soon. With improving economic data from the United States, Japan, and China, however, rising rates became inevitable. Although the Federal Reserve has been reluctant to raise rates, other central banks have been more proactive.

WHICH CENTRAL BANKS HAVE TAKEN ACTION ON INTEREST RATES?

Australia raised short-term rates from 4.75% to 5.25% in November 2003. The U.K. tightened the overnight rate from 3.5% to 4.0%. Canada reduced rates from 2.75% to 2.0% and was the only G7 member to actually cut rates over the reporting period.

DID CURRENCY MOVEMENTS HAVE A MAJOR IMPACT ON BOND VALUES?

Yes they did. The U.S. dollar fell relative to the euro, which boosted returns for the Fund. Our decision to underweight the euro and yen relative to the benchmark, however, had a negative impact on the Fund's performance. Australian dollars traded slightly higher during the six-month reporting period, which hurt performance as we added Australian bond and currency exposure.

HOW MUCH CURRENCY EXPOSURE DOES THE FUND HAVE?

Typically, the Fund hedges approximately 30% to 40% of its currency exposure back into U.S. dollars. During the reporting period, we increased overall currency exposure to the Fund's highest level since 1998. With the exception of the Australian dollar, this had a positive impact on performance. At the end of April, 32% of the Fund's portfolio was exposed to euro movements. The British pound also rallied by nearly 5%, and the Fund's 10% exposure at the end of the reporting period had a positive impact on performance.

HOW DID VARIOUS MARKETS PERFORM?

European government debt put in the best performance, with Swedish bonds rising 4% in local currency terms, followed by Norway (+3%), Germany (+2.9%), and Denmark (+2.8%). Canadian bonds (+3.6%) outperformed other English-speaking markets, including Australia (+2.3%), the U.K. (+1%), and the United States (+0.77%). Among developed markets, Japan (0.4%) was the laggard in local currency terms.

WERE THERE OTHER STEPS THAT YOU TOOK THAT AFFECTED THE FUND'S RESULTS?

We favored markets that had already started to tighten monetary policy, and we increased the Fund's weighting in Australian bonds from 1.5% to 5% and its weighting in U.K. bonds from 8% to 10%. In the U.K., we emphasized floating-rate notes to take advantage of attractive rates on sterling denominated issues, funding the purchases by reducing exposure to Canadian and Danish government bonds.

HOW DID YOU SEEK TO ENHANCE YIELD IN THE FUND'S PORTFOLIO?

We used credit and emerging-market debt, which accounted for 22% of net assets at the end of April 2004. In Europe, we added Wedgewood Waterford to the portfolio. We expect that as part of the company's restructuring, it will sell noncore assets to pay down debt. Despite recent market turmoil, the bonds have held their price and have outperformed European government debt. We have also increased exposure to emerging-market corporate debt. Two Brazilian holdings, Ambev (beverages) and Embratel (telecommunication services), agreed to be merged or acquired by investment-grade companies. We took profits in Embratel, but continue to hold Ambev bonds.

ASIDE FROM THOSE ISSUES, HOW DID EMERGING-MARKET DEBT PERFORM?

The Fund has about 10% of its assets in emerging-market debt, which did well through much of the period, but weakened in April. After a phenomenal run over the last several years, spreads on U.S. dollar denominated emerging-market debt dropped to just 400 basis points over comparable U.S. Treasuries, which was a historical low. Investors concluded that further spread tightening was unlikely, and in April, they began to sell debt from issuers such as Brazil and Russia. Spreads widened to about where they started in early November 2003.

Past performance is no guarantee of future results. Investment objectives may not be met, as underlying investment options are subject to market risk and fluctuations in value. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

1. The Group of Seven (G7) is a forum of seven leading economic powers--Canada, France, Germany, Italy, Japan, the United Kingdom, and the United States--that meets to ensure the stability of the international financial system. Russia joined the group in 1998, creating the G8, but financial issues continue to be addressed by the G7.

                                                     www.mainstayfunds.com     7

WHAT IS YOUR OUTLOOK GOING FORWARD?

We anticipate further monetary tightening. In the United States, the Federal Reserve may wait until employment strengthens, but the Bank of England and the Reserve Bank of Australia may each move to raise interest rates another 25 basis points. We don't anticipate radical changes in Europe or Japan this summer. The Fund remains overweighted in the U.K., Australia, and credit and underweighted in Japanese bonds. At the end of April, the portfolio's duration was slightly short of the market.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 PORTFOLIO COMPOSITION AS OF APRIL 30, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Governments and Federal Agencies                                                 72.2
Corporate Bonds                                                                  22.3
Cash and Other Assets (less liabilities)                                          2.6
Short-Term Investments                                                            1.9
Loan Participation                                                                0.5
Yankee Bond                                                                       0.3
Options                                                                           0.2

 8   MainStay International Bond Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2004 UNAUDITED

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
LONG-TERM BONDS (95.3%)+
CORPORATE BONDS (22.3%)
---------------------------------------------------------------------------------
AUSTRALIA (0.5%)
Australia & New Zealand Banking Group Ltd.
  4.2544%, due 2/27/07 (d)                          L      110,000   $    194,987
                                                                     ------------

BRAZIL (0.4%)
CIA Brasileira de Bebidas
  10.50%, due 12/15/11                              $      125,000        143,125
                                                                     ------------
CANADA (1.6%)
Canadian Housing Trust
  3.70%, due 9/15/08 (c)                            C$     570,000        413,583
CSN Islands VIII Corp.
  9.75%, due 12/16/13 (c)                           $      170,000        153,000
                                                                     ------------
                                                                          566,583
                                                                     ------------
CAYMAN ISLANDS (0.9%)
Principal Financial Global Funding LLC Series 5,
  Tranche 1
  5.875%, due 6/8/09                                L      175,000        311,857
                                                                     ------------

CHILE (1.4%)
AES General S.A.
  7.50%, due 3/25/14 (c)                            $      200,000        191,000
Compania Nacional de Transmision Electrica S.A.
  7.875%, due 4/15/11                                      100,000        113,551
Empresa Nacional de Electricidad S.A.
  Series B
  8.50%, due 4/1/09                                        100,000        109,870
Empresa Nacional de Petroleo
  6.75%, due 11/15/12 (c)                                  100,000        108,063
                                                                     ------------
                                                                          522,484
                                                                     ------------
DENMARK (1.2%)
Danske Kredit Realkreditaktieselskab
  7.00%, due 4/1/32                                 DK     213,867         37,345
Realkredit Danmark A/S
  6.00%, due 10/1/29                                     2,312,877        389,454
                                                                     ------------
                                                                          426,799
                                                                     ------------
FRANCE (1.2%)
Veolia Environnement
  Series 1, Tranche 1
  5.875%, due 6/27/08                               E      200,000        259,619
Vivendi Universal S.A.
  6.25%, due 7/15/08                                       150,000        192,849
                                                                     ------------
                                                                          452,468
                                                                     ------------

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
GERMANY (4.0%)
Citibank Global Markets Deutschland for Severstal
  9.25%, due 4/19/14 (c)                            $      100,000   $     92,000
Gazprom OAO
  9.625%, due 3/1/13 (c)                                   260,000        267,150
*Kreditanstalt Fuer Wiederaufbauf
  Series INTL
  4.75%, due 8/18/06                                E      875,000      1,096,583
                                                                     ------------
                                                                        1,455,733
                                                                     ------------
IRELAND (0.5%)
Waterford Wedgewood PLC
  9.875%, due 12/1/10                               E       55,000         65,931
  9.875%, due 12/1/10 (c)                                   90,000        107,888
                                                                     ------------
                                                                          173,819
                                                                     ------------
LUXEMBURG (0.3%)
Wimm-Bill-Dann Foods OJSC
  8.50%, due 5/21/08 (c)                            $      100,000         94,000
                                                                     ------------

MEXICO (0.5%)
Grupo Transportacion Ferroviaria Mexicana, S.A. de
  C.V.
  12.50%, due 6/15/12                               $       90,000        100,350
Vitro S.A. de C.V.
  11.75%, due 11/1/13 (c)                                   75,000         70,875
                                                                     ------------
                                                                          171,225
                                                                     ------------
NETHERLANDS (1.9%)
Allianz Finance II B.V.
  6.125%, due 5/31/22                               E      100,000        129,837
Deutsche Post Finance B.V.
  5.125%, due 10/4/12                                      250,000        313,244
Mobifon Holdings B.V.
  12.50%, due 7/31/10                               $       80,000         91,200
RWE Finance B.V.
  4.625%, due 8/17/10                               L      100,000        168,202
                                                                     ------------
                                                                          702,483
                                                                     ------------

SINGAPORE (0.4%)
Singapore Powerassets Ltd.
  5.00%, due 10/22/13 (c)                           $      150,000        146,268
                                                                     ------------

+ Percentages indicated are based on Fund net assets.
* Fund's 10 largest holdings may be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com     9

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
LONG-TERM BONDS (CONTINUED)
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
SUPRANATIONAL (1.6%)
European Investment Bank
  2.125%, due 9/20/07                               Y   60,000,000   $    572,451
                                                                     ------------

SWEDEN (2.3%)
Stadshypotek AB
  Series 1564
  6.00%, due 3/15/06                                SK   6,000,000        824,911
                                                                     ------------

UNITED KINGDOM (0.7%)
Annington Finance No. 1 PLC
  4.376%, due 10/2/06 (d)                           L      146,154        259,127
                                                                     ------------

UNITED STATES (2.9%)
Citigroup, Inc.
  0.80%, due 10/30/08                               Y   30,000,000        272,595
Fort James Corp.
  4.75%, due 6/29/04                                E      100,000        120,324
Goldman Sachs
  Group, Inc. (The)
  5.125%, due 4/24/13                                      230,000        284,372
McDonald's Corp.
  5.125%, due 5/23/06                                      195,000        243,632
Morgan Stanley & Co.
  5.375%, due 11/14/13                              L       85,000        146,354
                                                                     ------------
                                                                        1,067,277
                                                                     ------------
Total Corporate Bonds
  (Cost $7,152,597)                                                     8,085,597
                                                                     ------------
GOVERNMENTS & FEDERAL AGENCIES (72.2%)
---------------------------------------------------------------------------------
AUSTRALIA (4.8%)
*Australian Government
  Series 808
  8.75%, due 8/15/08                                A$   2,180,000      1,752,814
                                                                     ------------

AUSTRIA (0.9%)
Republic of Austria
  Series 2
  4.65%, due 1/15/18                                E      277,000        336,664
                                                                     ------------

BELGIUM (2.4%)
Kingdom of Belgium
  Series 42
  3.00%, due 9/28/08                                E      425,000        503,247
  Series 36
  5.00%, due 9/28/11                                       270,000        345,544
                                                                     ------------
                                                                          848,791
                                                                     ------------

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
BRAZIL (1.2%)
Republic of Brazil
  Series 11BR
  4.75%, due 4/10/07                                Y   30,000,000   $    268,887
  Series 20YR
  8.00%, due 4/15/14                                $       41,047         37,681
  11.00%, due 1/11/12                                      140,000        142,100
                                                                     ------------
                                                                          448,668
                                                                     ------------
CANADA (1.7%)
Canadian Government
  5.50%, due 6/1/09                                 C$     380,000        297,067
  5.75%, due 6/1/33                                        385,000        302,225
                                                                     ------------
                                                                          599,292
                                                                     ------------
COLOMBIA (0.4%)
Republic of Colombia
  8.125%, due 5/21/24                               $      180,000        153,000
                                                                     ------------

DENMARK (2.3%)
*Kingdom of Denmark
  5.00%, due 11/15/13                               DK   4,985,000        842,207
                                                                     ------------

EL SALVADOR (0.3%)
Republic of El Salvador
  7.75%, due 1/24/23 (c)                            $      100,000        109,000
                                                                     ------------

FRANCE (4.2%)
French Treasury Note
  4.75%, due 7/12/07                                E      500,000        632,386
*Government of France
  5.25%, due 4/25/08                                       700,000        902,473
                                                                     ------------
                                                                        1,534,859
                                                                     ------------
GERMANY (13.2%)
Republic of Deutschland Series 138
  4.50%, due 8/18/06                                E      145,000        181,020
  Series 01
  *5.00%, due 7/4/11                                     1,130,000      1,450,511
  Series 98
  *5.25%, due 1/4/08                                     1,367,000      1,758,316
  Series 99
  5.375%, due 1/4/10                                       500,000        653,679
  Series 00
  6.25%, due 1/4/30                                        500,000        716,252
                                                                     ------------
                                                                        4,759,778
                                                                     ------------
GREECE (2.3%)
Hellenic Republic
  5.90%, due 10/22/22                               E      607,000        813,186
                                                                     ------------

 10   MainStay International Bond Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
LONG-TERM BONDS (CONTINUED)
GOVERNMENTS & FEDERAL AGENCIES (CONTINUED)
---------------------------------------------------------------------------------
ITALY (5.9%)
*Buoni Poliennali del Tesero
  5.50%, due 11/1/10                                E    1,365,000   $  1,795,332
Republic of Italy
  3.80%, due 3/27/08                                Y   33,000,000        335,631
                                                                     ------------
                                                                        2,130,963
                                                                     ------------
JAPAN (3.1%)
Development Bank of Japan
  1.05%, due 6/20/23                                Y   41,000,000        305,396
Japan Finance Corp. for Municipal Enterprises
  1.55%, due 2/21/12                                    90,000,000        825,744
                                                                     ------------
                                                                        1,131,140
                                                                     ------------
MEXICO (0.5%)
United Mexican States
  7.50%, due 1/14/12                                $      150,000        163,500
                                                                     ------------

NETHERLANDS (1.7%)
Netherlands Government
  3.75%, due 7/15/09                                E      500,000        606,388
                                                                     ------------
NEW ZEALAND (2.5%)
*New Zealand Government
  Series 413
  6.50%, due 4/15/13                                NZ$  1,425,000        909,170
                                                                     ------------

NORWAY (2.3%)
Norwegian Government
  5.50%, due 5/15/09                                NK   5,390,000        833,976
                                                                     ------------

SOUTH AFRICA (1.5%)
Republic of South Africa
  Series 3, Tranche 1
  7.00%, due 4/10/08                                E      400,000        526,731
                                                                     ------------

SPAIN (10.0%)
Bonos Y Obligacion del Estado
  4.50%, due 7/30/04                                E      250,000        301,399
  *4.75%, due 7/30/14                                    2,035,000      2,537,582
  5.15%, due 7/30/09                                       612,000        792,346
                                                                     ------------
                                                                        3,631,327
                                                                     ------------

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
SWEDEN (1.9%)
Swedish Government
  Series 1043
  5.00%, due 1/28/09                                SK   4,625,000   $    633,985
  Series 1045
  5.25%, due 3/15/11                                       350,000         48,390
                                                                     ------------
                                                                          682,375
                                                                     ------------
TURKEY (0.6%)
Republic of Turkey
  9.875%, due 3/19/08                               $      200,000        219,500
                                                                     ------------

UKRAINE (0.8%)
Ukraine Government
  6.875%, due 3/4/11 (c)                            $      100,000         96,500
  7.65%, due 6/11/13 (c)                                   200,000        192,500
                                                                     ------------
                                                                          289,000
                                                                     ------------
UNITED KINGDOM (7.1%)
United Kingdom Treasury Bond
  *4.25%, due 6/7/32                                L      725,000      1,172,540
  5.00%, due 3/7/12                                        366,000        650,410
  6.25%, due 11/25/10                                      200,000        380,980
  7.50%, due 12/7/06                                       200,000        378,575
                                                                     ------------
                                                                        2,582,505
                                                                     ------------
VENEZUELA (0.6%)
Republic of Venezuela
  13.625%, due 8/15/18                              $      200,000        220,000
                                                                     ------------
Total Governments &
  Federal Agencies
  (Cost $24,564,616)                                                   26,124,834
                                                                     ------------

LOAN PARTICIPATION (0.5%)
---------------------------------------------------------------------------------
ALGERIA (0.5%)
Republic of Algeria
  Term Loan, Tranch 3
  Series Yen
  0.9375%, due 3/4/10 (d)(e)                        Y   22,105,265        190,295
                                                                     ------------
Total Loan Participation
  (Cost $149,574)                                                         190,295
                                                                     ------------

YANKEE BOND (0.3%) (F)
---------------------------------------------------------------------------------
MEXICO (0.3%)
Grupo Transportacion Ferroviaria
  Mexicana, S.A. de C.V.
  11.75%, due 6/15/09                               $      100,000         99,250
                                                                     ------------
Total Yankee Bond
  (Cost $96,856)                                                           99,250
                                                                     ------------
Total Long-Term Bonds
  (Cost $31,963,643)                                                   34,499,976
                                                                     ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                          NOTIONAL
                                                            AMOUNT          VALUE
PURCHASED OPTIONS (0.2%)
---------------------------------------------------------------------------------
UNITED KINGDOM (0.0%) (B)
British Pound Call/Euro Put Strike Price 0.66
  Expire 9/28/04 (a)                                    L1,550,000   $     13,248
                                                                     ------------

UNITED STATES (0.2%)
Japanese Yen Call/U.S. Dollar Put
  Strike Price 106.00
  Expire 8/20/04 (a)                                    Y2,530,000         19,443
United States Dollar Index
  Strike Price 91.50
  Expire 6/2/04 (a)                                      3,800,000         30,400
                                                                     ------------
                                                                           49,843
                                                                     ------------
Total Purchased Options
  (Cost $99,923)                                                           63,091
                                                                     ------------
                                                         PRINCIPAL
                                                            AMOUNT
SHORT-TERM INVESTMENTS (1.9%)
---------------------------------------------------------------------------------

COMMERCIAL PAPER (1.4%)
UBS Finance (Delaware) LLC
  1.02%, due 5/3/04                                 $      495,000        494,972
                                                                     ------------
Total Commercial Paper
  (Cost $494,972)                                                         494,972
                                                                     ------------
                                                        SHARES
INVESTMENT COMPANY (0.5%)
Merrill Lynch Premier Institutional Fund                   200,000        200,000
                                                                     ------------
Total Investment Company
  (Cost $200,000)                                                         200,000
                                                                     ------------
Total Short-Term Investments (Cost $694,972)                              694,972
                                                                     ------------
Total Investments (Cost $32,758,538) (g)                      97.4%    35,258,039(h)
Cash and Other Assets,
  Less Liabilities                                             2.6        950,050
                                                    --------------   ------------
Net Assets                                                   100.0%  $ 36,208,089
                                                    ==============   ============
                                                       NOTIONAL
                                                        AMOUNT          VALUE
WRITTEN OPTION (0.0%) (B)
---------------------------------------------------------------------------------
UNITED KINGDOM (0.0%) (B)
British Pound Call/Euro Put Strike Price 0.63
  Expire 9/28/04 (a)                                   L(1,550,000)  $     (1,282)
                                                                     ------------
Total Written Option
  (Premium ($3,750))                                                 $     (1,282)
                                                                     ============

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  Floating rate. Rate shown is the rate in effect at April
     30, 2004.
(e)  Restricted security.
(f) Yankee Bond -- Dollar denominated bond issued in the United States by a foreign bank or corporation.
(g)  The cost for federal income tax purposes is $32,774,333.
(h) At April 30, 2004 net unrealized appreciation for securities was $2,483,706, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $3,075,901, and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $592,195.
The following abbreviations are used in the above portfolio:
A$-- Australian Dollar
C$-- Canadian Dollar
DK-- Danish Krone
E -- Euro
Y-- Japanese Yen
NZ$ -- New Zealand Dollar
NK-- Norwegian Krone
L-- Pound Sterling
SK-- Swedish Krona
$-- U.S. Dollar

 12   MainStay International Bond Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $32,758,538)                  $35,258,039
Cash                                                   2,941
Cash denominated in foreign currencies
  (identified cost $335,625)                         330,444
Receivables:
  Dividends and interest                             744,300
  Investment securities sold                         405,000
  Fund shares sold                                   104,291
Unrealized appreciation on foreign currency
  forward contracts                                  148,537
Other assets                                          23,671
                                                 -----------
    Total assets                                  37,017,223
                                                 -----------
LIABILITIES:
Written option, at value (premium received
  $3,750)                                              1,282
Payables:
  Investment securities purchased                    494,958
  Transfer agent                                      38,204
  NYLIFE Distributors                                 20,343
  Manager                                             14,259
  Fund shares redeemed                                 7,268
  Custodian                                            4,888
  Trustees                                             1,278
Accrued expenses                                      44,229
Unrealized depreciation on foreign currency
  forward contracts                                   85,394
Dividend payable                                      97,031
                                                 -----------
    Total liabilities                                809,134
                                                 -----------
Net assets                                       $36,208,089
                                                 ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                        $    17,535
  Class B                                             17,965
  Class C                                              4,698
Additional paid-in capital                        33,888,214
Accumulated undistributed net investment income      173,938
Accumulated net realized loss on investments
  and written option transactions                   (750,837)
Accumulated undistributed net realized gain on
  foreign currency transactions                      291,733
Net unrealized appreciation on investments         2,501,969
Net unrealized appreciation on translation of
  other assets and liabilities in foreign
  currencies and foreign currency forward
  contracts                                           62,874
                                                 -----------
Net assets                                       $36,208,089
                                                 ===========
CLASS A
Net assets applicable to outstanding shares      $15,849,541
                                                 ===========
Shares of beneficial interest outstanding          1,753,543
                                                 ===========
Net asset value per share outstanding            $      9.04
Maximum sales charge (4.50% of offering price)          0.43
                                                 -----------
Maximum offering price per share outstanding     $      9.47
                                                 ===========
CLASS B
Net assets applicable to outstanding shares      $16,137,953
                                                 ===========
Shares of beneficial interest outstanding          1,796,533
                                                 ===========
Net asset value and offering price per share
  outstanding                                    $      8.98
                                                 ===========
CLASS C
Net assets applicable to outstanding shares      $ 4,220,595
                                                 ===========
Shares of beneficial interest outstanding            469,842
                                                 ===========
Net asset value and offering price per share
  outstanding                                    $      8.98
                                                 ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                         $  1,991
  Interest                                           779,075
                                                    --------
    Total income                                     781,066
                                                    --------
EXPENSES:
  Manager                                            126,925
  Transfer agent                                      78,854
  Distribution -- Class B                             60,761
  Distribution -- Class C                             14,643
  Service -- Class A                                  20,196
  Service -- Class B                                  20,254
  Service -- Class C                                   4,881
  Professional                                        19,465
  Registration                                        16,330
  Shareholder communication                           14,115
  Custodian                                           11,723
  Recordkeeping                                        7,700
  Trustees                                             2,241
  Miscellaneous                                       18,956
                                                    --------
    Total expenses before reimbursement              417,044
Expense reimbursement by Manager                     (33,393)
                                                    --------
    Net expenses                                     383,651
                                                    --------
Net investment income                                397,415
                                                    --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN
OPTION AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
  Security transactions                              173,248
  Foreign currency transactions                      291,733
  Written option transactions                         30,761
                                                    --------
Net realized gain on investments, written option
  and foreign currency transactions                  495,742
                                                    --------
Net change in unrealized appreciation
  (depreciation) on:
  Security transactions                             (447,661)
  Written option transactions                          2,468
  Translation of other assets and liabilities in
    foreign currencies and foreign currency
    forward contracts                                286,707
                                                    --------
Net unrealized loss on investments and foreign
  currency transactions                             (158,486)
                                                    --------
Net realized and unrealized gain on investments,
  written option and foreign currency transactions   337,256
                                                    --------
Net increase in net assets resulting from
  operations                                        $734,671
                                                    ========

 14   MainStay International Bond Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                     2004         2003*          2002
INCREASE IN NET ASSETS:
Operations:
 Net investment income        $   397,415   $   644,153   $   636,516
 Net realized gain (loss) on
  investments, written
  option and foreign
  currency transactions           495,742     1,423,250      (337,607)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and foreign
  currency transactions          (158,486)      577,807     2,610,698
                              ---------------------------------------
 Net increase in net assets
  resulting from operations       734,671     2,645,210     2,909,607
                              ---------------------------------------

Dividends and distributions to
 shareholders:

 From net investment income
   Class A                       (416,737)     (408,805)      (15,519)
   Class B                       (367,563)     (362,630)      (12,207)
   Class C                        (88,572)      (41,303)         (450)

 Return of capital
   Class A                             --            --      (393,282)
   Class B                             --            --      (309,362)
   Class C                             --            --       (11,394)
                              ---------------------------------------
 Total dividends and
  distributions to
  shareholders                   (872,872)     (812,738)     (742,214)
                              ---------------------------------------

Capital share transactions:

 Net proceeds from sale of
  shares:
   Class A                      2,285,329    16,874,951     5,775,981
   Class B                      2,905,091     5,824,799     4,142,880
   Class C                      2,725,370     2,108,159       396,415

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions:
   Class A                        143,993       158,854       133,541
   Class B                        264,902       314,013       285,085
   Class C                         26,696        29,640         9,673
                              ---------------------------------------
                                8,351,381    25,310,416    10,743,575

 Cost of shares redeemed:
   Class A                     (1,511,078)  (14,317,905)   (4,634,514)
   Class B                     (2,005,247)   (4,214,219)   (1,661,666)
   Class C                       (757,055)     (476,818)     (123,198)
                              ---------------------------------------
                               (4,273,380)  (19,008,942)   (6,419,378)
    Increase in net assets
     derived from capital
     share transactions         4,078,001     6,301,474     4,324,197
                              ---------------------------------------
    Net increase in net
     assets                     3,939,800     8,133,946     6,491,590

                                     2004         2003*          2002

NET ASSETS:
Beginning of period           $32,268,289   $24,134,343   $17,642,753
                              ---------------------------------------
End of period                 $36,208,089   $32,268,289   $24,134,343
                              =======================================
Accumulated undistributed
 net investment income at
 end of period                $   173,938   $   649,395   $    49,959
                              =======================================

* The Fund changed its fiscal year end from December 31 to October 31.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                         JANUARY 1,
                                            SIX MONTHS      2003                                  CLASS A
                                              ENDED        THROUGH     -------------------------------------------------------------
                                            APRIL 30,    OCTOBER 31,                      YEAR ENDED DECEMBER 31,
                                              2004*        2003**        2002         2001            2000         1999       1998
Net asset value at beginning of period       $  9.04       $  8.47     $  7.61       $ 8.02         $  9.07      $ 10.57    $ 10.10
                                             -------       -------     -------       ------         -------      -------    -------
Net investment income                           0.12(a)       0.22(a)     0.29(a)      0.28(a)(d)      0.25(a)      0.36       0.54
Net realized and unrealized gain (loss) on
  investments                                  (0.09)         0.41        1.23         0.04(d)        (0.05)       (0.89)      0.58
Net realized and unrealized gain (loss) on
  foreign currency transactions                 0.21          0.21       (0.33)       (0.23)          (0.71)       (0.33)      0.02
                                             -------       -------     -------       ------         -------      -------    -------
Total from investment operations                0.24          0.84        1.19         0.09           (0.51)       (0.86)      1.14
                                             -------       -------     -------       ------         -------      -------    -------
Less dividends and distributions:
  From net investment income                   (0.24)        (0.27)      (0.01)          --              --        (0.04)     (0.58)
  From net realized gain on investments           --            --          --           --              --        (0.09)     (0.09)
  Return of capital                               --            --       (0.32)       (0.50)          (0.54)       (0.51)        --
                                             -------       -------     -------       ------         -------      -------    -------
Total dividends and distributions              (0.24)        (0.27)      (0.33)       (0.50)          (0.54)       (0.64)     (0.67)
                                             -------       -------     -------       ------         -------      -------    -------
Net asset value at end of period             $  9.04       $  9.04     $  8.47       $ 7.61         $  8.02      $  9.07    $ 10.57
                                             =======       =======     =======       ======         =======      =======    =======
Total investment return (b)                     2.60%        10.01%      15.97%        1.15%          (5.50%)      (8.22%)    11.61%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                       2.61%+        3.02%+      3.61%        3.51%(d)        3.17%        3.80%      5.17%
    Net expenses                                1.70%+        1.70%+      1.75%        1.88%           1.86%        1.61%      1.59%
    Expenses (before waiver)                    1.88%+        2.11%+      2.28%        2.18%           2.16%        1.91%      1.89%
Portfolio turnover rate                           32%           75%         54%         179%            197%         281%       287%
Net assets at end of period (in 000's)       $15,850       $14,957     $11,343       $9,006         $15,907      $12,326    $15,542

                                                         JANUARY 1,
                                            SIX MONTHS      2003                            CLASS C
                                              ENDED        THROUGH     --------------------------------------------------
                                            APRIL 30,    OCTOBER 31,                YEAR ENDED DECEMBER 31,
                                              2004*        2003**        2002         2001            2000         1999
Net asset value at beginning of period       $  8.99       $ 8.43       $ 7.58       $ 8.01          $ 9.08       $10.59
                                             -------       ------       ------       ------          ------       ------
Net investment income                           0.09(a)      0.17(a)      0.22(a)      0.22(a)(d)      0.21(a)      0.29
Net realized and unrealized gain (loss) on
  investments                                  (0.08)        0.40         1.21         0.04(d)        (0.05)       (0.90)
Net realized and unrealized gain (loss) on
  foreign currency transactions                 0.19         0.21        (0.32)       (0.22)          (0.73)       (0.33)
                                             -------       ------       ------       ------          ------       ------
Total from investment operations                0.20         0.78         1.11         0.04           (0.57)       (0.94)
                                             -------       ------       ------       ------          ------       ------
Less dividends and distributions:
  From net investment income                   (0.21)       (0.22)       (0.01)          --              --        (0.03)
  From net realized gain on investments           --           --           --           --              --        (0.09)
  Return of capital                               --           --        (0.25)       (0.47)          (0.50)       (0.45)
                                             -------       ------       ------       ------          ------       ------
Total dividends and distributions              (0.21)       (0.22)       (0.26)       (0.47)          (0.50)       (0.57)
                                             -------       ------       ------       ------          ------       ------
Net asset value at end of period             $  8.98       $ 8.99       $ 8.43       $ 7.58          $ 8.01       $ 9.08
                                             =======       ======       ======       ======          ======       ======
Total investment return (b)                     2.17%        9.33%       15.01%        0.48%          (6.22%)      (8.94%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                       1.86%+       2.27%+       2.86%        2.76%(d)        2.42%        3.05%
    Net expenses                                2.45%+       2.45%+       2.50%        2.63%           2.61%        2.36%
    Expenses (before waiver)                    2.63%+       2.86%+       3.03%        2.93%           2.91%        2.66%
Portfolio turnover rate                           32%          75%          54%         179%            197%         281%
Net assets at end of period (in 000's)       $ 4,221       $2,293       $  573       $  249          $  231       $   48


                                            SEPTEMBER 1***
                                                THROUGH
                                             DECEMBER 31,
                                                 1998
Net asset value at beginning of period          $10.13
                                                ------
Net investment income                             0.16
Net realized and unrealized gain (loss) on
  investments                                     0.53
Net realized and unrealized gain (loss) on
  foreign currency transactions                   0.02
                                                ------
Total from investment operations                  0.71
                                                ------
Less dividends and distributions:
  From net investment income                     (0.16)
  From net realized gain on investments          (0.09)
  Return of capital                                 --
                                                ------
Total dividends and distributions                (0.25)
                                                ------
Net asset value at end of period                $10.59
                                                ======
Total investment return (b)                       7.05%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                         4.42%+
    Net expenses                                  2.34%+
    Expenses (before waiver)                      2.64%+
Portfolio turnover rate                            287%
Net assets at end of period (in 000's)          $   --(c)

*    Unaudited.
**   The Fund changed its fiscal year end from December 31 to
     October 31.
***  Class C shares were first offered on September 1, 1998.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.
(c)  Less than one thousand.
(d)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                              CLASS A   CLASS B   CLASS C
Decrease net investment income                                ($0.03)   ($0.03)   ($0.03)
Increase net realized and unrealized gains and losses           0.03      0.03      0.03
Decrease ratio of net investment income                        (0.35%)   (0.35%)   (0.35%)

 16   MainStay International Bond Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

             JANUARY 1,
SIX MONTHS      2003                                  CLASS B
  ENDED        THROUGH     -------------------------------------------------------------
APRIL 30,    OCTOBER 31,                      YEAR ENDED DECEMBER 31,
  2004*        2003**        2002         2001            2000         1999       1998
 $  8.99       $  8.43     $  7.58       $ 8.01          $ 9.08      $ 10.59    $ 10.12
 -------       -------     -------       ------          ------      -------    -------
    0.09(a)       0.17(a)     0.22(a)      0.22(a)(d)      0.21(a)      0.29       0.46
   (0.08)         0.40        1.21         0.04(d)        (0.05)       (0.90)      0.58
    0.19          0.21       (0.32)       (0.22)          (0.73)       (0.33)      0.02
 -------       -------     -------       ------          ------      -------    -------
    0.20          0.78        1.11         0.04           (0.57)       (0.94)      1.06
 -------       -------     -------       ------          ------      -------    -------
   (0.21)        (0.22)      (0.01)          --              --        (0.03)     (0.50)
      --            --          --           --              --        (0.09)     (0.09)
      --            --       (0.25)       (0.47)          (0.50)       (0.45)        --
 -------       -------     -------       ------          ------      -------    -------
   (0.21)        (0.22)      (0.26)       (0.47)          (0.50)       (0.57)     (0.59)
 -------       -------     -------       ------          ------      -------    -------
 $  8.98       $  8.99     $  8.43       $ 7.58          $ 8.01      $  9.08    $ 10.59
 =======       =======     =======       ======          ======      =======    =======
    2.17%         9.33%      15.01%        0.48%          (6.22%)      (8.94%)    10.79%
    1.86%+        2.27%+      2.86%        2.76%(d)        2.42%        3.05%      4.42%
    2.45%+        2.45%+      2.50%        2.63%           2.61%        2.36%      2.34%
    2.63%+        2.86%+      3.03%        2.93%           2.91%        2.66%      2.64%
      32%           75%         54%         179%            197%         281%       287%
 $16,138       $15,019     $12,219       $8,388          $9,546      $13,955    $18,797

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay International Bond Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on September 13, 1994 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek to provide a competitive overall return commensurate with an acceptable level of risk by investing primarily in a portfolio of non-U.S. (primarily government) debt securities. MainStay International Bond Fund is "non-diversified," which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

The Fund invests in foreign securities which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

The Fund invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's Manager to be representative of market values at the regular close of business of the New York Stock Exchange. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result or such events.

(B) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables

 18   MainStay International Bond Fund
and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

(C) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing or to seek to enhance returns. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

(D) LOAN PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan commitments and loan participations. Loan commitments and loan participations are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money and records interest as earned. The unfunded amounts are recorded in memorandum accounts. The Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants").

(E) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(F) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(G) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

The investment income, and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(H) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribu-

                                                    www.mainstayfunds.com     19
tion plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(I) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities -- at the valuation date,

(ii) purchases and sales of investment securities, income and expenses -- at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized gain (loss) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains and losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, are reflected in unrealized foreign exchange gains or losses at period end exchange rates.

(J) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.70%, 2.45% and 2.45% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended April 30, 2004, the Manager earned from the Fund $126,925 and reimbursed the Fund $33,393.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay-Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.45% of the average daily net assets of the Fund. To the extent that the Manager has agreed to reimburse Fund expenses, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans ("the Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $1,452 for the six months ended April 30, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $12, $6,940 and $380, respectively, for the six months ended April 30, 2004.

 20   MainStay International Bond Fund

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the six months ended April 30, 2004 amounted to $78,854.

(E) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the International Bond Fund only pays a portion of the fees identified above.

(F) CAPITAL. At April 30, 2004, NYLIFE Distributors held shares of Class A with a value of $7,120,370 which represents 44.9% of the Class A net assets and 19.7% of total fund net assets at period end.

(G) OTHER. Fees for the cost of legal services, included in Professional fees as shown in the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $414 for the six months ended April 30, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $7,700 for the six months ended April 30, 2004.
NOTE 4 -- RESTRICTED SECURITIES:

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Restricted security held at April 30, 2004:

                                                          DATE OF         PRINCIPAL                       4/30/04      PERCENT OF
SECURITY                                              ACQUISITION            AMOUNT           COST          VALUE      NET ASSETS
Republic of Algeria
  Term Loan, Tranche 3
  Series YEN
  0.9375%, due 3/4/10                                      2/9/01      Y 22,105,265      $ 158,938      $190,295              0.5%
---------------------------------------------------------------------------------------------------------------------------------

Y -- Japanese Yen

NOTE 5 -- FEDERAL INCOME TAX:

At October 31, 2003, for federal income tax purposes, capital loss carryforwards of $939,051 were available as shown in the table below, to the extent provided by the regulations, to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

        CAPITAL LOSS               AMOUNT
      AVAILABLE THROUGH            (000'S)

            2008                    $601
            2009                     338
  ---------------------------------------------
                                    $939
  ---------------------------------------------

The tax character of distributions paid during the ten months ended October 31, 2003 and year ended December 31, 2002, shown in the Statement of Changes in Net Assets, was as follows:

                                           2003      2002
Distributions paid from:
  Ordinary Income                      $812,738  $ 28,176
  Return of Capital                          --   714,038
---------------------------------------------------------
                                       $812,738  $742,214
---------------------------------------------------------

                                                    www.mainstayfunds.com     21

NOTE 6 -- FOREIGN CURRENCY FORWARD CONTRACTS, FOREIGN CURRENCY AND WRITTEN
OPTIONS:

Foreign currency forward contracts open at April 30, 2004:

                                                                    CONTRACT        CONTRACT           UNREALIZED
                                                                      AMOUNT          AMOUNT        APPRECIATION/
                                                                        SOLD       PURCHASED       (DEPRECIATION)
Foreign Currency Sale Contracts
-----------------------------------------------------------------------------------------------------------------
Australian Dollar vs. U.S. Dollar, expiring 5/17/04           A$   1,543,725       $1,110,000            $(5,271)
-----------------------------------------------------------------------------------------------------------------
Canadian Dollar vs. U.S. Dollar, expiring 7/7/04              C$   1,255,351        $930,000               15,451
-----------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 8/20/04                        E    2,346,000       $2,862,917              54,559
-----------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 9/16/04                        E    2,582,000       $3,144,876              55,380
-----------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 9/16/04                        E    1,265,248       $1,500,000            (13,935)
-----------------------------------------------------------------------------------------------------------------
Swedish Krona vs. U.S. Dollar, expiring 10/8/04               SK  12,047,100       $1,560,000            (14,518)
-----------------------------------------------------------------------------------------------------------------

                                                                    CONTRACT        CONTRACT           UNREALIZED
                                                                      AMOUNT          AMOUNT        APPRECIATION/
                                                                   PURCHASED            SOLD       (DEPRECIATION)
Foreign Currency Buy Contracts
-----------------------------------------------------------------------------------------------------------------
Australian Dollar vs. U.S. Dollar, expiring 5/17/04           A$   1,273,432        $930,000             (10,003)
-----------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 8/20/04                        E      616,776        $780,000             (41,667)
-----------------------------------------------------------------------------------------------------------------
Norwegian Krone vs. U.S. Dollar, expiring 10/15/04            NK  10,877,724       $1,560,000              23,147
-----------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on foreign currency forward contracts                                         $63,143
-----------------------------------------------------------------------------------------------------------------

Foreign currency held at April 30, 2004:

             CURRENCY                   COST     VALUE
Australian Dollar    A$     16,570   $12,219   $11,967
Canadian Dollar      C$     19,284    14,374    14,022
Danish Krone         DK    408,128    67,736    65,744
Euro                 E     137,343   165,358   164,640
Japanese Yen         Y   1,966,501    18,457    17,820
New Zealand Dollar   NZ$    46,313    29,239    28,968
Pound Sterling       L      15,385    28,242    27,283
------------------------------------------------------
                                    $335,625  $330,444
------------------------------------------------------

Written option activity for the period ended April 30, 2004 was as follows:

                                       NOTIONAL
                                         AMOUNT      PREMIUM
Options outstanding at October 31,
  2003                                       --          $--
------------------------------------------------------------
Options -- written                     (7,310,000)   (48,004)
------------------------------------------------------------
Options -- buybacks                    5,760,000      44,254
------------------------------------------------------------
Options outstanding at April 30, 2004  (1,550,000)   $(3,750)
------------------------------------------------------------

NOTE 7 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2004, purchases and sales of securities, other than short-term securities, were $14,266 and $10,862, respectively.

NOTE 8 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2004.

 22   MainStay International Bond Fund

NOTE 9 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                    SIX MONTHS ENDED
                                     APRIL 30, 2004*
                                CLASS A  CLASS B  CLASS C
Shares sold                         245      314      293
---------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                      16       29        3
---------------------------------------------------------
                                    261      343      296
---------------------------------------------------------
Shares redeemed                   (162)    (217)     (81)
---------------------------------------------------------
Net increase                         99      126      215
---------------------------------------------------------

                                   JANUARY 1, THROUGH
                                    OCTOBER 3, 2003**
                                CLASS A  CLASS B  CLASS C
Shares sold                       1,909      664      237
---------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                      18       35        3
---------------------------------------------------------
                                  1,927      699      240
---------------------------------------------------------
Shares redeemed                 (1,612)    (477)     (53)
---------------------------------------------------------
Net increase                        315      222      187
---------------------------------------------------------

                                       YEAR ENDED
                                    DECEMBER 31, 2002
                                CLASS A  CLASS B  CLASS C
Shares sold                         731      518       50
---------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                      17       36        1
---------------------------------------------------------
                                    748      554       51
---------------------------------------------------------
Shares redeemed                   (591)    (212)     (16)
---------------------------------------------------------
Net increase                        157      342       35
---------------------------------------------------------

* Unaudited.
** The Fund changed its fiscal year end from December 31 to October 31.

NOTE 10 -- OTHER MATTERS:

(A) On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's reports on the Trust's financial statements for the period ended October 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

(B) NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. NYLIM and the MainStay Equity Index Fund are currently seeking to resolve the SEC Staff's concerns regarding these matters, although there can be no assurance at this time as to the outcome of these efforts.

                                                    www.mainstayfunds.com     23

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              55           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Manager, NYLIFE Distributors LLC; Vice
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 portfolios);
                                                 President, Eclipse Funds Inc. (10
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                23           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   23           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           23           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                23           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               23           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

 24   MainStay International Bond Fund

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES*
        MICHAEL H.        Trustee since 2003     Retired. Independent Consultant (1999 to            23           None
        SUTTON(+)                                present) (accounting and capital market
        9/19/40                                  regulation); Consultant, Financial
                                                 Accounting Standards Board (1998 to
                                                 1999); Chief Accountant, United States
                                                 Securities and Exchange Commission (1995
                                                 to 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Trustee since 1994     Advisor (July 2003 to present) and                  23           None
        TRUTANIC                                 Managing Director (2001 to 2003), The
        2/13/52                                  Carlyle Group (private investment firm);
                                                 Chairman and Chief Executive Officer,
                                                 Somerset Group (financial advisory firm);
                                                 Senior Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             36           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.;
                                                 Manager, NYLIFE Distributors LLC;
                                                 Director, New York Life Trust Company.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    61           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Chief Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ROBERT A.         Secretary since 2001   Senior Managing Director, General Counsel           55           None
        ANSELMI                                  and Secretary, New York Life Investment
        10/19/46                                 Management LLC (including predecessor
                                                 advisory organizations); Secretary, New
                                                 York Life Investment Management Holdings
                                                 LLC; Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIFE Distributors LLC;
                                                 Secretary, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds Inc., and Eclipse Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc., (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             55           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 NYLIFE Securities Inc.; Vice
                                                 President-Financial Operations and Chief
                                                 Financial Officer, NYLIFE Distributors
                                                 LLC; Tax Vice President, New York Life
                                                 International, LLC; Tax Vice President,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     + Resigned effective June 11, 2004.

                                                    www.mainstayfunds.com     25

MAINSTAY FUNDS

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Core Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT AUDITORS

KPMG LLP

1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

 26   MainStay International Bond Fund

(NEW YORK LIFE LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds
(C) 2004 by NYLIFE Distributors LLC. All rights reserved.       SEC File Number:
                                                                       811-04550

NYLIM-A05385         (RECYCLE LOGO)                                 MSIB10-06/04

(NEW YORK LIFE LOGO)

                                             MAINSTAY(R)
                                             INTERNATIONAL EQUITY FUND

                                             The MainStay(R) Funds

                                             Semiannual Report
                                             Unaudited

                                             April 30, 2004

                       This page intentionally left blank

 2   MainStay International Equity Fund

MESSAGE FROM
THE PRESIDENT

Most domestic and international stock markets advanced during the six months ended April 30, 2004. The U.S. economy generally improved, with real gross domestic product growing at a seasonally adjusted annual rate of 4.1% in the fourth quarter of 2003 and, according to preliminary estimates, rising 4.4% in the first quarter of 2004. Inflation remained relatively modest throughout the reporting period but increased enough to reassure the Federal Reserve that unwanted deflation was no longer a serious concern.

Increases in corporate productivity led to worries that we might be having a "jobless recovery." In early April, however, the release of March employment figures showed a dramatic rise in nonfarm payrolls. Unfortunately, the combination of higher employment and rising inflation suggested that the Federal Reserve might soon move to raise interest rates. Bond markets adjusted to accommodate this perception, with yields rising and prices declining in April. The stock market, which had recorded relatively steady gains since mid-March of 2003, became increasingly volatile from late January through the end of April 2004.

In March and April, bond yields rose to reflect the increasing likelihood of a less-accommodative monetary policy. Since bond prices and yields tend to move in opposite directions, several bond indices recorded negative price performance during the six-month reporting period, but most provided positive total returns.

A weak U.S. dollar helped strengthen the performance of international stocks and was good news for U.S. exporters. The strengthening Japanese economy was greeted as positive news by international investors, but moves to decelerate the rapid economic growth in China were not as favorably received. Several international markets provided double-digit total returns for the six-month reporting period.

On January 1, 2004, the Eclipse Funds were rebranded as MainStay Funds. The change was part of a repositioning initiative at New York Life Investment Management LLC. During the reporting period, some Funds were merged, others liquidated, and still others renamed. The result was a single, robust, and integrated mutual fund family that gives investors a more comprehensive array of alternatives.

At MainStay, each of our Funds seeks to achieve its investment objective through consistent application of an established investment process. Whether the investments you've chosen use quantitative analysis, fundamental research, or a combination of the two, our disciplines remain the same, even when the markets move. We believe that our time-tested investment strategies can help you pursue your long-range goals with confidence. We hope to continue to serve your investment needs for many years to come.

Sincerely,

/s/ GARY E. WENDLANDT

Gary E. Wendlandt

President

   TABLE OF CONTENTS

   Message from the President                     3
---------------------------------------------------

   Investment and Performance Comparison          4
---------------------------------------------------

   Portfolio Management Discussion and
   Analysis                                       7
---------------------------------------------------

   Portfolio Composition                          8
---------------------------------------------------

   Portfolio of Investments                       9

   Financial Statements                          13
---------------------------------------------------

   Notes to Financial Statements                 18
---------------------------------------------------

   Trustees and Officers                         23
---------------------------------------------------

   MainStay(R) Funds                             25

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

                                                             SIX     ONE     FIVE     SINCE
BENCHMARKS                                                  MONTHS   YEAR   YEARS   INCEPTION
MSCI EAFE INDEX(1)                                          12.39%  40.23%  -0.73%      3.59%
AVERAGE LIPPER INTERNATIONAL FUND(2)                        10.49%  36.32%   0.21%      4.47%

 CLASS A SHARES
--------------------------------------------------------------------------------

                          SIX      ONE      FIVE      SINCE
TOTAL RETURNS            MONTHS    YEAR    YEARS    INCEPTION
-------------------------------------------------------------
With sales charges       4.96%    21.91%   -0.36%     3.96%
Excluding sales charges  11.07    29.00      0.78      4.57

                                              (in thousands, with sales charges)

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
9/13/1994                                                                  945.00                            1000.00
4/30/1995                                                                  918.00                            1013.00
4/30/1996                                                                 1043.00                            1129.00
4/30/1997                                                                 1074.00                            1119.00
4/30/1998                                                                 1274.00                            1330.00
4/30/1999                                                                 1399.00                            1457.00
4/30/2000                                                                 1537.00                            1659.00
4/30/2001                                                                 1225.00                            1389.00
4/30/2002                                                                 1199.00                            1196.00
4/30/2003                                                                 1127.00                            1001.00
4/30/2004                                                                 1454.00                            1404.00

                                           -- MainStay International Equity Fund
                                                              -- MSCI EAFE Index

 CLASS B SHARES
--------------------------------------------------------------------------------

                          SIX      ONE      FIVE      SINCE
TOTAL RETURNS            MONTHS    YEAR    YEARS    INCEPTION
-------------------------------------------------------------
With sales charges       5.57%    22.94%   -0.30%     3.80%
Excluding sales charges  10.57    27.94      0.05      3.80

                                              (in thousands, with sales charges)

                                                               MAINSTAY HIGH YIELD CORPORATE
                                                                         BOND FUND                       MSCI EAFE INDEX
                                                               -----------------------------             ---------------
9/13/1994                                                                 1000.00                            1000.00
4/30/1995                                                                  966.00                            1013.00
4/30/1996                                                                 1090.00                            1129.00
4/30/1997                                                                 1114.00                            1119.00
4/30/1998                                                                 1312.00                            1330.00
4/30/1999                                                                 1429.00                            1457.00
4/30/2000                                                                 1559.00                            1659.00
4/30/2001                                                                 1236.00                            1389.00
4/30/2002                                                                 1201.00                            1196.00
4/30/2003                                                                 1120.00                            1001.00
4/30/2004                                                                 1433.00                            1404.00

                                           -- MainStay International Equity Fund
                                                              -- MSCI EAFE Index

 CLASS C SHARES
--------------------------------------------------------------------------------

                           SIX      ONE     FIVE      SINCE
TOTAL RETURNS             MONTHS    YEAR    YEARS   INCEPTION
-------------------------------------------------------------
With sales charges        9.57%    26.94%   0.05%     3.81%
Excluding sales charges   10.57    27.94    0.05       3.81

                                              (in thousands, with sales charges)

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
9/13/1994                                                                 1000.00                            1000.00
4/30/1995                                                                  966.00                            1013.00
4/30/1996                                                                 1090.00                            1129.00
4/30/1997                                                                 1114.00                            1119.00
4/30/1998                                                                 1312.00                            1330.00
4/30/1999                                                                 1429.00                            1457.00
4/30/2000                                                                 1559.00                            1659.00
4/30/2001                                                                 1238.00                            1389.00
4/30/2002                                                                 1200.00                            1196.00
4/30/2003                                                                 1120.00                            1001.00
4/30/2004                                                                 1433.00                            1404.00

                                           -- MainStay International Equity Fund
                                                              -- MSCI EAFE Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $1,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC, and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC, and have an annual 12b-1 fee of ..25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Performance for Class A and C shares, first offered 1/3/95 and 9/1/98, respectively, and performance for Class I, R1, and R2 shares, first offered 1/1/04, include the historical performance of Class B shares from inception (9/13/94) through 12/31/94 for Class A, through 8/31/98 for Class C, and through 12/31/03 for Class I, R1, and R2, adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for such shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay International Equity Fund

 CLASS I SHARES
--------------------------------------------------------------------------------

                           SIX      ONE     FIVE      SINCE
TOTAL RETURNS             MONTHS    YEAR    YEARS   INCEPTION
-------------------------------------------------------------
With sales charges          N/A       N/A     N/A       N/A
Excluding sales charges   11.29%   29.43%   0.97%     4.73%

                                              (in thousands, with sales charges)

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
9/13/1994                                                                 1000.00                            1000.00
4/30/1995                                                                  972.00                            1013.00
4/30/1996                                                                 1107.00                            1129.00
4/30/1997                                                                 1140.00                            1119.00
4/30/1998                                                                 1353.00                            1330.00
4/30/1999                                                                 1487.00                            1457.00
4/30/2000                                                                 1637.00                            1659.00
4/30/2001                                                                 1305.00                            1389.00
4/30/2002                                                                 1280.00                            1196.00
4/30/2003                                                                 1206.00                            1001.00
4/30/2004                                                                 1561.00                            1404.00

                                           -- MainStay International Equity Fund
                                                              -- MSCI EAFE Index

 CLASS R1 SHARES
--------------------------------------------------------------------------------

                           SIX      ONE     FIVE      SINCE
TOTAL RETURNS             MONTHS    YEAR    YEARS   INCEPTION
-------------------------------------------------------------
With sales charges          N/A       N/A     N/A       N/A
Excluding sales charges   11.12%   29.13%   0.84%     4.60%

                                              (in thousands, with sales charges)

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
9/13/1994                                                                 1000.00                            1000.00
4/30/1995                                                                  971.00                            1013.00
4/30/1996                                                                 1105.00                            1129.00
4/30/1997                                                                 1137.00                            1119.00
4/30/1998                                                                 1347.00                            1330.00
4/30/1999                                                                 1480.00                            1457.00
4/30/2000                                                                 1626.00                            1659.00
4/30/2001                                                                 1297.00                            1389.00
4/30/2002                                                                 1270.00                            1196.00
4/30/2003                                                                 1195.00                            1001.00
4/30/2004                                                                 1543.00                            1404.00

                                           -- MainStay International Equity Fund
                                                              -- MSCI EAFE Index
 CLASS R2 SHARES
--------------------------------------------------------------------------------

                           SIX      ONE     FIVE      SINCE
TOTAL RETURNS             MONTHS    YEAR    YEARS   INCEPTION
-------------------------------------------------------------
With sales charges          N/A       N/A     N/A       N/A
Excluding sales charges   10.98%   28.77%   0.61%     4.36%

                                              (in thousands, with sales charges)

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
9/13/1994                                                                 1000.00                            1000.00
4/30/1995                                                                  970.00                            1013.00
4/30/1996                                                                 1100.00                            1129.00
4/30/1997                                                                 1130.00                            1119.00
4/30/1998                                                                 1337.00                            1330.00
4/30/1999                                                                 1464.00                            1457.00
4/30/2000                                                                 1606.00                            1659.00
4/30/2001                                                                 1277.00                            1389.00
4/30/2002                                                                 1248.00                            1196.00
4/30/2003                                                                 1172.00                            1001.00
4/30/2004                                                                 1509.00                            1404.00

                                           -- MainStay International Equity Fund
                                                              -- MSCI EAFE Index

1. The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

 $1,000 INVESTED IN MAINSTAY INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                             ENDING ACCOUNT                  VALUE
                                                              VALUE (BASED                 (BASED ON
                                                 BEGINNING     ON ACTUAL      EXPENSES    HYPOTHETICAL    EXPENSES
                                                  ACCOUNT     RETURNS AND       PAID       5% RETURN        PAID
                                                   VALUE       EXPENSES)       DURING      AND ACTUAL      DURING
SHARE CLASS                                       11/1/03       4/30/04        PERIOD      EXPENSES)       PERIOD
------------------------------------------------------------------------------------------------------------------
CLASS A SHARES(1)                                 $1,000         $1,112         $10          $1,041         $ 9
------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(1)                                 $1,000         $1,107         $14          $1,037         $13
------------------------------------------------------------------------------------------------------------------
CLASS C SHARES(1)                                 $1,000         $1,107         $14          $1,037         $13
------------------------------------------------------------------------------------------------------------------
CLASS I SHARES(2,3)                               $1,000         $1,014         $ 4          $1,046         $ 4
------------------------------------------------------------------------------------------------------------------

CLASS R1 SHARES(2,3)                              $1,000         $1,012         $ 4          $1,046         $ 4
------------------------------------------------------------------------------------------------------------------

CLASS R2 SHARES(2,3)                              $1,000         $1,011         $ 5          $1,045         $ 5
------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).
2. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 121 (to reflect the four-month period).
3. Class I, Class R1, and Class R2 shares were first offered on January 1, 2004. Expenses paid during the period reflect ongoing costs for the four-month period ending April 30, 2004. Had Class I, Class R1, and Class R2 shares been offered for the six months ended April 30, 2004, based on a hypothetical 5% return, expenses paid during the period would be $6, $6, and $8 respectively, and the ending account values would be $1,044, $1,044, and $1,043, respectively.

 6   MainStay International Equity Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Rupal J. Bhansali of MacKay Shields LLC

WHAT MAJOR FACTORS INFLUENCED INTERNATIONAL EQUITIES DURING THE SIX MONTHS ENDING APRIL 30, 2004?

Several factors contributed to the strong performance of international stocks. Japan's monetary stimulus appears to be helping stabilize prices and promote economic growth. To avoid past patterns of quickly cycling back into a recession, the Bank of Japan appears to be exercising patience about removing the country's monetary stimulus. In Europe, the economic news has been mixed. Over the six-month reporting period, the euro rose against the dollar then fell back to 1.18 euro per U.S. dollar. For companies exporting to North America, the weakening currency has helped ease profit concerns. In the United States, rising profits and higher gross domestic product have raised inflation concerns, and the Federal Reserve has hinted that monetary tightening may not be too far away.

WHAT WERE THE STRONGEST MARKET SECTORS DURING THE REPORTING PERIOD?

Most sectors advanced further off their March 2003 lows. As measured by the Morgan Stanley Capital International EAFE Index,(1) energy was the best-performing sector, advancing more than 20% in U.S. dollar terms for the six months ending April 30, 2004. The worst-performing sector was information technology, which returned 3% in U.S. dollar terms for the reporting period.

WHICH FUND HOLDINGS DID PARTICULARLY WELL?

Porsche AG added the most value to the Fund. The company exceeded sales targets for its new Cayenne SUV and saw sales move toward its higher-margin models. Iberdrola, a Spanish utility, continued to divest noncore assets and focus on its core electric generation and distribution businesses. We are not concerned about the recent shift in Spain's government. Euronext is a pan-European stock exchange resulting from the merger of exchanges in Paris, Brussels, Amsterdam, and Lisbon. The combined exchange provides increased liquidity and a potential market for companies of Eastern European nations seeking to join the European Union.

WHICH STOCKS DETRACTED FROM THE FUND'S PERFORMANCE?

Global business-services company Rentokil Initial PLC faced pressure as the war in Iraq slowed corporate spending around the world, and we sold the Fund's position in the stock. Although Banco Popular Espanol benefited from a recent surge in loans and from increasing profits (while competitors' profits declined), the shares declined after the company's CFO made comments about being interested in rivals as they were approaching "reasonable prices." The Fund continues to hold the stock. Cochlear Limited, which develops and markets implants for hearing-impaired individuals, missed earnings expectations because of legal fees associated with a U.S. Department of Justice investigation. We sold the Fund's entire position.

WHAT STOCKS DID THE FUND PURCHASE DURING THE REPORTING PERIOD?

There were several. We added NTT DoCoMo, a Japanese wireless telecommunications company in January 2004 to take advantage of anticipated increases in consumer spending as the Japanese economy improves. Venture, a Singapore-based contract manufacturing-services company, has benefited from increased demand for printers and handheld computers. The Fund has been building a position in the stock since November of 2003.

WERE THERE ANY SIGNIFICANT SALES?

Nintendo, known globally for its handheld and console game systems, faced stiff competition from Microsoft and Sony, and we sold the Fund's entire position in the stock. Syngenta AG produces crop protection products and seeds. We sold the Fund's position in January 2004 when our profit and growth projections suggested that the stock had surpassed its fair value.

Past performance is no guarantee of future results. Investment objectives may not be met, as underlying investment options are subject to market risk and fluctuations in value. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
1. See footnote on page 5 for more information about the MSCI EAFE Index.

                                                     www.mainstayfunds.com     7

HOW IS THE FUND POSITIONED RELATIVE TO ITS BENCHMARK?

As of April 30, 2004, the Fund was significantly overweighted in defensive sectors, such as consumer staples and utilities and slightly overweighted in financials and industrials. Underweighted sectors include telecommunication services and energy. At the end of April, the Fund was market weighted in information technology. The Fund's holdings in consumer staples and information technology provided the greatest contributions to the Fund's absolute performance over the six months ended April 30, 2004. Industrial stocks, which account for about 10% of the Fund's net assets, detracted from absolute performance.

WHERE ARE YOU FINDING THE MOST COMPELLING OPPORTUNITIES?

Primarily in Europe and Asian nations other than Japan. Our bottom-up approach is not based on location but on fundamental merits. Since we have recently found attractive Japanese businesses that meet our investment criteria, however, our underweighted position in Japan has become less significant over time.

WHAT DO YOU ANTICIPATE IN THE COMING MONTHS?

Since we do not anticipate a major shift in business activity, the Fund's weightings are unlikely to change dramatically. At the same time, we remain alert and willing to opportunistically buy stocks in challenged sectors, such as telecommunications and media, if prices correct and we see more compelling values. By focusing on companies with long histories of stable growth and strong fundamentals we will seek solid results for the Fund's shareholders over full market cycles.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 PORTFOLIO COMPOSITION AS OF APRIL 30, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                         93.6%
Short-Term Investments (collateral from securities lending is 5.9%)    7.0
Preferred Stock                                                        2.0
Warrant                                                                1.3
Liabilities in Excess of Cash and other Assets                        -3.9

 8   MainStay International Equity Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2004 UNAUDITED


                                                         SHARES           VALUE
COMMON STOCKS (93.6%)+
-------------------------------------------------------------------------------
AUSTRALIA (1.6%)
AMP Ltd. (insurance)                                    101,700   $     423,793
Australian Gas Light Co., Ltd. (multi-utilities &
  unregulated power)                                    181,700       1,528,757
National Australia Bank, Ltd. (commercial banks)         15,800         336,275
Woolworths Ltd. (food & staples retailing)               44,600         380,079
                                                                  -------------
                                                                      2,668,904
                                                                  -------------
BELGIUM (1.1%)
Belgacom S.A. (diversified telecommunication
  services) (a)                                           6,000         181,970
Electrabel, S.A. (multi-utilities & unregulated
  power)                                                  4,927       1,617,720
                                                                  -------------
                                                                      1,799,690
                                                                  -------------
BERMUDA (1.9%)
XL Capital Ltd. Class A (insurance)                      41,100       3,137,985
                                                                  -------------

DENMARK (1.7%)
Danske Bank A/S
  (commercial banks)                                    119,205       2,678,742
                                                                  -------------
FINLAND (0.5%)
Stora Enso Oyj (paper & forest products)                 35,100         473,357
TietoEnator Oyj (IT services)                            14,000         417,045
                                                                  -------------
                                                                        890,402
                                                                  -------------
FRANCE (3.5%)
BNP Paribas, S.A.
  (diversified financial services)                       44,880       2,695,376
Dexia (commercial banks)                                 57,200         938,017
Societe Generale, S.A. (commercial banks)                 5,000         416,566
Total, S.A. (oil & gas)                                   8,900       1,646,208
                                                                  -------------
                                                                      5,696,167
                                                                  -------------
GERMANY (7.7%)
BASF AG (chemicals)                                      15,000         772,834
#Bayerische Motoren Werke AG (automobiles)              117,088       5,031,881
#Deutsche Boerse AG
  (diversified financial services)                       86,478       4,742,698
GERMANY (CONTINUED)
SAP AG (software)                                         4,900         749,507
Siemens AG Registered
  (industrial conglomerates)                             16,400       1,177,605
                                                                  -------------
                                                                     12,474,525
                                                                  -------------


                                                         SHARES           VALUE
HONG KONG (2.2%)
Hongkong Electric Holdings, Ltd. (electric
  utilities)                                            798,100   $   3,509,684
                                                                  -------------

INDIA (0.7%)
ITC, Ltd. GDR (tobacco) (b)(d)                           46,500       1,124,649
                                                                  -------------

IRELAND (2.9%)
#Bank of Ireland (commercial banks)                     306,403       3,720,756
iShares DJ Euro STOXX 50 Index Fund (capital
  markets) (f)                                           28,000         937,471
                                                                  -------------
                                                                      4,658,227
                                                                  -------------
ITALY (6.3%)
Banco Popolare di Verona e Novara Scrl (commercial
  banks)                                                 24,200         402,656
Eni S.p.A. (oil & gas)                                   98,400       2,000,551
Eni S.p.A. ADR (oil & gas) (c)                            3,000         305,640
Riunione Adriatica di Sicurta S.p.A. (insurance)         61,300       1,122,826
#Snam Rete Gas S.p.A.
  (gas utilities)                                     1,063,495       4,717,001
Telecom Italia Mobile S.p.A. (wireless
  telecommunication services)                           283,300       1,616,525
                                                                  -------------
                                                                     10,165,199
                                                                  -------------
JAPAN (12.2%)
Canon, Inc. (office electronics)                         59,400       3,116,542
Canon, Inc. ADR
  (office electronics) (c)                               49,623       2,595,779
FANUC, Ltd. (electrical equipment)                        6,000         367,541
Fuji Photo Film Co., Ltd. (leisure equipment &
  products)                                              31,400       1,010,104
Hirose Electric Co., Ltd. (electronic equipment &
  instruments)                                            4,200         481,446
Hoya Corp. (electronic equipment & instruments)           8,200         887,210
Keyence Corp. (electronic equipment & instruments)        3,100         744,416
Nitto Denko Corp. (chemicals)                            14,600         811,001
Nomura Holdings, Inc. (diversified financial
  services)                                              24,000         389,724
NTT DoCoMo, Inc. (wireless telecommunication
  services)                                                 746       1,480,441
OBIC Co., Ltd. (internet software & services)             2,000         434,054

+ Percentages indicated are based on Fund net assets.
# Fund's 10 largest holdings. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com     9


                                                         SHARES           VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
JAPAN (CONTINUED)
Sangetsu Co., Ltd.
  (household durables)                                   20,800   $     489,112
Secom Co., Ltd. (commercial services & supplies)         25,800       1,105,831
Seven-Eleven Japan Co., Ltd. (food & staples
  retailing)                                             24,900         846,133
Shin-Etsu Chemical Co., Ltd. (chemicals)                 10,000         404,150
SMC Corp. (machinery)                                     4,100         469,983
Takeda Chemical Industries, Ltd. (pharmaceuticals)       91,700       3,697,748
Uni-Charm Corp.
  (personal products)                                    10,200         482,479
                                                                  -------------
                                                                     19,813,694
                                                                  -------------
NETHERLANDS (7.3%)
#Euronext N.V. (diversified financial services)         160,085       4,657,461
Reed Elsevier N.V. (media)                               29,070         408,415
Royal Dutch Petroleum Co. NY Shares (oil & gas)          26,900       1,308,954
#TPG N.V. (air freight & logistics)                     250,646       5,405,311
                                                                  -------------
                                                                     11,780,141
                                                                  -------------
SINGAPORE (2.4%)
SembCorp Logistics Ltd.
  (road & rail)                                         658,000         696,112
Venture Corp., Ltd. (electronic equipment &
  instruments)                                          278,200       3,122,995
                                                                  -------------
                                                                      3,819,107
                                                                  -------------
SPAIN (3.7%)
#Banco Popular Espanol, S.A. (commercial banks)
  (g)                                                    73,734       4,068,530
Iberdrola, S.A. (multi-utilities & unregulated
  power)                                                 58,602       1,155,599
Telefonica, S.A. (diversified telecommunication
  services)                                              49,300         733,411
                                                                  -------------
                                                                      5,957,540
                                                                  -------------
SWEDEN (3.1%)
AB SKF B Shares (machinery)                              35,400       1,214,067
Autoliv, Inc. (auto components)                          29,300       1,246,129
Hennes & Mauritz AB B Shares (specialty retail)          14,900         364,725
Sandvik AB (machinery)                                   59,510       1,935,772
Svenska Handelsbanken A Shares (commercial banks)        15,900         306,992
                                                                  -------------
                                                                      5,067,685
                                                                  -------------


                                                         SHARES           VALUE
SWITZERLAND (11.0%)
Credit Suisse Group Registered (commercial banks)        36,500   $   1,286,480
Credit Suisse Group ADR (commercial banks) (c)           50,437       1,763,278
Julius Baer Holding Ltd. (commercial banks)               1,300         350,918
#Nestle, S.A. Registered
  (food products)                                        20,460       5,175,752
Novartis AG Registered (pharmaceuticals)                 33,948       1,513,338
Novartis AG ADR (pharmaceuticals) (c)                    52,600       2,356,480
Serono S.A. Class B (pharmaceuticals)                       608         364,350
UBS AG Registered
  (commercial banks) (g)                                 47,994       3,410,957
UBS AG Registered
  (commercial banks) (e)                                 23,308       1,650,206
                                                                  -------------
                                                                     17,871,759
                                                                  -------------
UNITED KINGDOM (21.8%)
Barclays PLC (commercial banks)                          45,700         412,099
BP PLC ADR (oil & gas) (c)                               53,533       2,831,896
Capita Group PLC (commercial services & supplies)        94,000         518,005
Compass Group PLC (hotels, restaurants & leisure)       185,700       1,169,879
#Diageo PLC (beverages)                                 377,761       5,077,865
Diageo PLC ADR (beverages) (c)(g)                        12,090         658,905
Exel PLC (air freight & logistics)                      219,340       2,765,555
GlaxoSmithKline PLC ADR (pharmaceuticals) (c)            69,600       2,923,200
Lloyds TSB Group PLC (commercial banks)                 486,200       3,636,343
Lloyds TSB Group PLC ADR (commercial banks) (c)(g)        9,910         303,048
Man Group PLC
  (diversified financial services)                       73,600       2,204,460
Provident Financial PLC
  (diversified financial services)                       72,700         929,532
Reckitt Benckiser PLC
  (household products)                                  124,309       3,233,907
Rio Tinto PLC (metals & mining)                          34,000         745,836
Scottish & Southern Energy PLC (multi-utilities &
  unregulated power)                                     57,730         698,202
#Tesco PLC (food & staples retailing)                 1,378,973       6,082,942

+ Percentages indicated are based on Fund net assets.
# Fund's 10 largest holdings. May be subject to change daily.

 10   MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES           VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
(xVodafone Group PLC ADR (wireless
  telecommunication services) (c)                        31,900   $     782,826
William Morrison Supermarkets PLC (food & staples
  retailing)                                             91,400         388,192
                                                                  -------------
                                                                     35,362,692
                                                                  -------------
UNITED STATES (2.0%)
AFLAC, Inc. (insurance)                                  29,690       1,253,809
iShares MSCI United Kingdom Index Fund
  (capital markets) (f)(g)                              131,200       2,045,408
                                                                  -------------
                                                                      3,299,217
                                                                  -------------
Total Common Stocks
  (Cost $134,615,851)                                               151,776,009
                                                                  -------------
PREFERRED STOCK (2.0%)
-------------------------------------------------------------------------------
GERMANY (2.0%)
Porsche AG E1.53 (automobiles) (k)                        5,197       3,233,321
                                                                  -------------
Total Preferred Stock
  (Cost $2,207,253)                                                   3,233,321
                                                                  -------------

WARRANT (1.3%)
-------------------------------------------------------------------------------
IRELAND (1.3%)
Ryanair Holdings PLC
  Strike Price E0.000001
  Expire 3/21/08 (airlines) (a)(b)(k)                   360,400       2,115,217
                                                                  -------------
Total Warrants
  (Cost $2,152,790)                                                   2,115,217
                                                                  -------------
                                                      PRINCIPAL
                                                         AMOUNT
(x
SHORT-TERM INVESTMENTS (7.0%)
-------------------------------------------------------------------------------

COMMERCIAL PAPER (0.6%)
UNITED STATES (0.6%)
UBS Finance Delaware LLC
  1.00%, due 5/3/04
  (diversified financial services)                  $ 1,025,000       1,024,942
                                                                  -------------
Total Commercial Paper
  (Cost $1,024,942)                                                   1,024,942
                                                                  -------------
                                                         SHARES           VALUE
(x
INVESTMENT COMPANIES (0.8%)
UNITED STATES (0.8%)
AIM Institutional Funds Group (capital markets)
  (h)                                                   625,420   $     625,420
Merrill Lynch Premier Institutional Fund (capital
  markets)                                              695,000         695,000
                                                                  -------------
Total Investment Companies
  (Cost $1,320,420)                                                   1,320,420
                                                                  -------------
                                                      PRINCIPAL
                                                         AMOUNT
(x
MASTER NOTE (0.6%)
UNITED STATES (0.6%)
Banc of America Securities LLC
  1.1874%, due 5/3/04
  (capital markets) (h)                             $   977,000         977,000
                                                                  -------------
Total Master Note
  (Cost $977,000)                                                       977,000
                                                                  -------------

REPURCHASE AGREEMENTS (5.0%)
UNITED STATES (5.0%)
Countrywide Securities Corp.
  1.1324%, dated 4/30/04
  due 5/3/04
  Proceeds at Maturity
  $5,000,465
  (thrifts & mortgage finance) (h)
  (Collateralized by Various Bonds
  with a Principal Amount of
  $2,848,485 and a
  Market Value of $2,824,672)                         5,000,000       5,000,000
Lehman Brothers, Inc.
  1.1124%, dated 4/30/04
  due 5/3/04
  Proceeds at Maturity
  $2,500,229
  (capital markets) (h)
  (Collateralized by Various Bonds
  with a Principal Amount of
  $3,285,158 and a Market Value of $2,624,197)        2,500,000       2,500,000

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (CONTINUED)
UNITED STATES (CONTINUED)
Merrill Lynch Pierce Fenner & Smith, Inc.
  1.1424%, dated 4/30/04
  due 5/3/04
  Proceeds at Maturity
  $500,047
  (capital markets) (h)
  (Collaterized by Various Bonds
  with a Principal Amount of
  $490,530 and a Market Value of $525,013)          $   500,000   $     500,000
                                                                  -------------
Total Repurchase Agreements
  (Cost $8,000,000)                                                   8,000,000
                                                                  -------------
Total Short-Term Investments
  (Cost $11,322,362)                                                 11,322,362
                                                                  -------------
Total Investments
  (Cost $150,298,256) (i)                                 103.9%    168,446,909(j)
Liabilities in Excess of
  Cash and Other Assets                                    (3.9)     (6,330,289)
                                                    -----------   -------------
Net Assets                                                100.0%  $ 162,116,620
                                                    ===========   =============

(a)  Non-income producing security.
(b)  May be sold to institutional investors only.
(c)  ADR-American Depositary Receipt.
(d)  GDR-Global Depositary Receipt
(e)  Security primarily trades on the New York Stock
     Exchange.
(f) Exchange Traded Fund-represents a basket of securities that are traded on an exchange.
(g) Represents a security, or a portion thereof, of which is out on loan.
(h) Represents a security, or portion thereof, purchased with cash collateral received for securities on loan.
(i) The cost for federal income tax purposes is $150,568,077.
(j) At April 30, 2004 net unrealized appreciation for securities was $17,878,832, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $19,343,374 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,464,542.
(k) The following abbreviation is used in the above portfolio:
     E--Euro.

The table below sets forth the diversification of International Equity Fund investments by industry.

                                         VALUE   PERCENT+
INDUSTRY DIVERSIFICATION
---------------------------------------------------------
Air Freight & Logistics           $  8,170,866      5.0%
Airlines                             2,115,217      1.3
Auto Components                      1,246,129      0.8
Automobiles                          8,265,202      5.1
Beverages                            5,736,770      3.5
Capital Markets                      8,280,299      5.1
Chemicals                            1,987,985      1.2
Commercial Banks                    25,681,863     15.8
Commercial Services & Supplies       1,623,836      1.0
Diversified Financial Services      16,644,193     10.3
Diversified Telecommunication
  Services                             915,381      0.6
Electric Utilities                   3,509,684      2.2
Electrical Equipment                   367,541      0.2
Electronic Equipment &
  Instruments                        5,236,067      3.2
Food & Staples Retailing             7,697,346      4.7
Food Products                        5,175,752      3.2
Gas Utilities                        4,717,001      2.9
Hotels, Restaurants & Leisure        1,169,879      0.7
Household Durables                     489,112      0.3
Household Products                   3,233,907      2.0
Industrial Conglomerates             1,177,605      0.7
Insurance                            5,938,413      3.7
Internet Software & Services           434,054      0.3
IT Services                            417,045      0.3
Leisure Equipment & Products         1,010,104      0.6
Machinery                            3,619,822      2.2
Media                                  408,415      0.3
Metals & Mining                        745,836      0.5
Multi-Utilities & Unregulated
  Power                              5,000,278      3.1
Office Electronics                   5,712,321      3.5
Oil & Gas                            8,093,249      5.0
Paper & Forest Products                473,357      0.3
Personal Products                      482,479      0.3
Pharmaceuticals                     10,855,116      6.7
Road & Rail                            696,112      0.4
Software                               749,507      0.5
Specialty Retail                       364,725      0.2
Thrifts & Mortgage Finance           5,000,000      3.1
Tobacco                              1,124,649      0.7
Wireless Telecommunication
  Services                           3,879,792      2.4
                                  ------------    -----
                                   168,446,909    103.9
Liabilities in Excess of
  Cash and Other Assets             (6,330,289)    (3.9)
                                  ------------    -----
Net Assets                        $162,116,620    100.0%
                                  ============    =====

+    Percentages indicated are based on Fund net assets.

 12   MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $150,298,256) including
  $9,098,600 market value of securities loaned  $168,446,909
Cash denominated in foreign currencies
  (identified cost $1,926,029)                     1,828,079
Cash                                                  61,910
Receivables:
  Investment securities sold                       1,921,720
  Dividends and interest                             893,810
  Fund shares sold                                   421,753
Other assets                                          34,108
Unrealized appreciation on foreign currency
  forward contracts                                   84,328
                                                ------------
    Total assets                                 173,692,617
                                                ------------
LIABILITIES:
Securities lending collateral                      9,602,420
Payables:
  Investment securities purchased                  1,024,913
  Transfer agent                                     125,865
  Manager                                            123,715
  NYLIFE Distributors                                 72,330
  Fund shares redeemed                                52,538
  Custodian                                           16,790
Accrued expenses                                      45,925
Unrealized depreciation on foreign currency
  forward contracts                                  511,501
                                                ------------
    Total liabilities                             11,575,997
                                                ------------
Net assets                                      $162,116,620
                                                ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     55,120
  Class B                                             60,029
  Class C                                              4,776
  Class I                                             23,162
  Class R1                                                 1
  Class R2                                                 1
Additional paid-in capital                       147,693,045
Accumulated distribution in excess of net
  investment income                                 (219,469)
Accumulated net realized loss on investments      (3,145,493)
Net unrealized appreciation on investments        18,148,653
Net unrealized depreciation on translation of
  other assets and liabilities in foreign
  currencies and foreign currency forward
  contracts                                         (503,205)
                                                ------------
Net assets                                      $162,116,620
                                                ============
CLASS A
Net assets applicable to outstanding shares     $ 63,539,464
                                                ============
Shares of beneficial interest outstanding          5,511,990
                                                ============
Net asset value per share outstanding           $      11.53
Maximum sales charge (5.50% of offering price)          0.67
                                                ------------
Maximum offering price per share outstanding    $      12.20
                                                ============
CLASS B
Net assets applicable to outstanding shares     $ 66,514,547
                                                ============
Shares of beneficial interest outstanding          6,002,863
                                                ============
Net asset value and offering price per share
  outstanding                                   $      11.08
                                                ============
CLASS C
Net assets applicable to outstanding shares     $  5,292,722
                                                ============
Shares of beneficial interest outstanding            477,638
                                                ============
Net asset value and offering price per share
  outstanding                                   $      11.08
                                                ============
CLASS I
Net assets applicable to outstanding shares     $ 26,767,864
                                                ============
Shares of beneficial interest outstanding          2,316,186
                                                ============
Net asset value and offering price per share
  outstanding                                   $      11.56
                                                ============
CLASS R1
Net assets applicable to outstanding shares     $      1,012
                                                ============
Shares of beneficial interest outstanding                 88
                                                ============
Net asset value and offering price per share
  outstanding                                   $      11.54
                                                ============
CLASS R2
Net assets applicable to outstanding shares     $      1,011
                                                ============
Shares of beneficial interest outstanding                 88
                                                ============
Net asset value and offering price per share
  outstanding                                   $      11.53
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                 $ 1,630,496
  Interest                                           21,071
  Income from securities loaned -- net               29,311
                                                -----------
    Total income                                  1,680,878
                                                -----------
EXPENSES:
  Manager                                           633,706
  Transfer agent                                    297,551
  Distribution -- Class B                           236,476
  Distribution -- Class C                            15,323
  Service -- Class A                                 70,039
  Service -- Class B                                 78,825
  Service -- Class C                                  5,108
  Service -- Class R2                                     1
  Custodian                                          38,823
  Professional                                       23,568
  Shareholder communication                          22,868
  Recordkeeping                                      20,100
  Registration                                       19,346
  Trustees                                            4,433
  Miscellaneous                                      15,997
                                                -----------
    Total expenses                                1,482,164
                                                -----------
Net investment income                               198,714
                                                -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
  Security transactions                           6,036,900
  Foreign currency transactions                     608,334
                                                -----------
Net realized gain on investments and foreign
  currency transactions                           6,645,234
                                                -----------
Net increase from payment by affiliate for
  loss on the disposal of investment in
  violation of restrictions                          29,551
                                                -----------
Net change in unrealized appreciation on:
  Security transactions                           4,953,720
  Translation of other assets and liabilities
    in foreign currencies and foreign currency
    forward contracts                              (905,059)
                                                -----------
Net unrealized gain on investments and foreign
  currency transactions                           4,048,661
                                                -----------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                   10,723,446
                                                -----------
Net increase in net assets resulting from
  operations                                    $10,922,160
                                                ===========

(a) Dividends recorded net of foreign withholding taxes of $196,342.

 14   MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                   2004          2003*            2002
INCREASE IN NET ASSETS:
Operations:
 Net investment income
  (loss)                   $    198,714   $    396,377   $    (405,768)
 Net realized gain (loss)
  on investments and
  foreign currency
  transactions                6,674,785      3,660,200      (2,901,969)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and foreign
  currency transactions       4,048,661     12,297,226        (563,248)
                           -------------------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations            10,922,160     16,353,803      (3,870,985)
                           -------------------------------------------
Dividends to shareholders:

 From net investment income:
   Class A                     (555,198)            --              --
   Class B                     (414,054)            --              --
   Class C                      (22,708)            --              --
                           -------------------------------------------
 Total dividends to
  shareholders                 (991,960)            --              --
                           -------------------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                   21,902,384     47,829,220      92,489,033
   Class B                    8,506,038      8,237,192       7,219,163
   Class C                    2,449,014      2,705,299       4,458,095
   Class I                   28,560,632             --              --
   Class R1                       1,000             --              --
   Class R2                       1,000             --              --

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends:
   Class A                      451,738             --              --
   Class B                      396,941             --              --
   Class C                       17,655             --              --
                           -------------------------------------------
                             62,286,402     58,771,711     104,166,291

                                   2004          2003*            2002

 Cost of shares redeemed+:
   Class A                 $ (7,093,493)  $(41,284,589)  $ (86,563,792)
   Class B                   (4,455,215)    (7,424,618)     (9,803,245)
   Class C                     (158,260)    (1,610,072)     (3,509,376)
   Class I                   (1,345,669)            --              --
                           -------------------------------------------
                            (13,052,637)   (50,319,279)    (99,876,413)
    Increase in net
     assets derived from
     capital share
     transactions            49,233,765      8,452,432       4,289,878
                           -------------------------------------------
    Net increase in net
     assets                  59,163,965     24,806,235         418,893

NET ASSETS:
Beginning of period         102,952,655     78,146,420      77,727,527
                           -------------------------------------------
End of period              $162,116,620   $102,952,655   $  78,146,420
                           ===========================================
Accumulated undistributed
 (distribution in excess
 of) net investment
 income at end of period   $   (219,469)  $    573,777   $          --
                           ===========================================

* The fund changed its fiscal year end from December 31 to October 31.
+ Cost of shares redeemed net of redemption fee of $0, $187,392 and $1,039 for the six months ended April 30, 2004, the ten months ended October 31, 2003 and year ended December 31, 2002, respectively.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                         JANUARY 1,
                                            SIX MONTHS      2003                                  CLASS A
                                              ENDED        THROUGH     -------------------------------------------------------------
                                            APRIL 30,    OCTOBER 31,                      YEAR ENDED DECEMBER 31,
                                              2004*        2003**        2002            2001         2000         1999       1998
Net asset value at beginning of period       $ 10.50       $  8.73     $  9.11         $ 10.98      $ 15.23      $ 12.21    $ 10.33
                                             -------       -------     -------         -------      -------      -------    -------
Net investment income (loss)                    0.03(a)       0.08(a)    (0.00)(a)(c)    (0.01)(a)    (0.08)(a)    (0.07)      0.01
Net realized and unrealized gain (loss) on
  investments                                   1.16          1.63       (0.43)          (1.82)       (3.07)        3.54       2.13
Net realized and unrealized gain (loss) on
  foreign currency transactions               (0.03)          0.04        0.05            0.11        (0.12)       (0.13)     (0.06)
                                             -------       -------     -------         -------      -------      -------    -------
Total from investment operations                1.16          1.75       (0.38)          (1.72)       (3.27)        3.34       2.08
                                             -------       -------     -------         -------      -------      -------    -------
Less dividends and distributions:
  From net investment income                  (0.13)            --          --           (0.09)          --        (0.03)        --
  From net realized gain on investments
    and foreign currency transactions             --            --          --           (0.06)       (0.98)       (0.29)     (0.20)
                                             -------       -------     -------         -------      -------      -------    -------
Total dividends and distributions             (0.13)            --          --           (0.15)       (0.98)       (0.32)     (0.20)
                                             -------       -------     -------         -------      -------      -------    -------
Redemption fee (a)                                --          0.02          --              --           --           --         --
                                             -------       -------     -------         -------      -------      -------    -------
Net asset value at end of period             $ 11.53       $ 10.50     $  8.73         $  9.11      $ 10.98      $ 15.23    $ 12.21
                                             =======       =======     =======         =======      =======      =======    =======
Total investment return (b)                    11.07%        20.27%      (4.17%)        (15.70%)     (21.32%)      27.54%     20.17%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)                0.59%+        0.99%+     (0.05%)         (0.07%)      (0.56%)      (0.14%)     0.08%
    Expenses                                    1.87%+        2.27%+      2.26%           2.17%        2.15%        1.94%      2.01%
Portfolio turnover rate                           32%           71%        102%            129%          30%          38%        54%
Net assets at end of period (in 000's)       $63,539       $43,747     $30,084         $25,470      $29,730      $34,407    $24,115

                                                         JANUARY 1,
                                            SIX MONTHS      2003                           CLASS C
                                              ENDED        THROUGH     -----------------------------------------------
                                            APRIL 30,    OCTOBER 31,               YEAR ENDED DECEMBER 31,
                                              2004*        2003**        2002         2001         2000         1999
Net asset value at beginning of period        $10.09       $ 8.44       $ 8.87       $10.70       $14.95       $12.08
                                              ------       ------       ------       ------       ------       ------
Net investment income (loss)                   (0.00)(a)     0.02(a)     (0.08)(a)    (0.07)(a)    (0.17)(a)    (0.09)
Net realized and unrealized gain (loss) on
  investments                                   1.09         1.57        (0.40)       (1.80)       (2.98)        3.41
Net realized and unrealized gain (loss) on
  foreign currency transactions                (0.03)        0.04         0.05         0.11        (0.12)       (0.13)
                                              ------       ------       ------       ------       ------       ------
Total from investment operations                1.06         1.63        (0.43)       (1.76)       (3.27)        3.19
                                              ------       ------       ------       ------       ------       ------
Less dividends and distributions:
  From net investment income                   (0.07)          --           --        (0.01)          --        (0.03)
  From net realized gain on investments
    and foreign currency transactions             --           --           --        (0.06)       (0.98)       (0.29)
                                              ------       ------       ------       ------       ------       ------
Total dividends and distributions              (0.07)          --           --        (0.07)       (0.98)       (0.32)
                                              ------       ------       ------       ------       ------       ------
Redemption fee (a)                                --         0.02           --           --           --           --
                                              ------       ------       ------       ------       ------       ------
Net asset value at end of period              $11.08       $10.09       $ 8.44       $ 8.87       $10.70       $14.95
                                              ======       ======       ======       ======       ======       ======
Total investment return (b)                    10.57%       19.55%       (4.85%)     (16.44%)     (21.71%)      26.60%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)               (0.16%)+      0.24%+      (0.80%)      (0.82%)      (1.31%)      (0.89%)
    Expenses                                    2.62%+       3.02%+       3.01%        2.92%        2.90%        2.69%
Portfolio turnover rate                           32%          71%         102%         129%          30%          38%
Net assets at end of period (in 000's)        $5,293       $2,715       $1,284       $  371       $  692       $  343


                                            SEPTEMBER 1***
                                                THROUGH
                                             DECEMBER 31,
                                                 1998
Net asset value at beginning of period          $10.60
                                                ------
Net investment income (loss)                     (0.09)
Net realized and unrealized gain (loss) on
  investments                                     1.72
Net realized and unrealized gain (loss) on
  foreign currency transactions                  (0.04)
                                                ------
Total from investment operations                  1.59
                                                ------
Less dividends and distributions:
  From net investment income                        --
  From net realized gain on investments
    and foreign currency transactions            (0.11)
                                                ------
Total dividends and distributions                (0.11)
                                                ------
Redemption fee (a)                                  --
                                                ------
Net asset value at end of period                $12.08
                                                ======
Total investment return (b)                      15.07%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)                 (0.67%)+
    Expenses                                      2.76% +
Portfolio turnover rate                             54%
Net assets at end of period (in 000's)          $   11

*    Unaudited.
     The Fund changed its fiscal year end from December 31 to
**   October 31.
***  Class C shares were first offered on September 1, 1998.
+    Annualized.
++   First offered on January 1, 2004.
     Per share data based on average shares outstanding during
(a)  the period.
     Total return is calculated exclusive of sales charges and is
(b)  not annualized.
(c)  Less than one cent per share.

 16   MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

             JANUARY 1,
SIX MONTHS      2003                                 CLASS B
  ENDED        THROUGH     -----------------------------------------------------------
APRIL 30,    OCTOBER 31,                     YEAR ENDED DECEMBER 31,
  2004*        2003**        2002          2001         2000         1999       1998
 $ 10.09       $  8.44     $  8.88       $ 10.70      $ 14.95      $ 12.08    $ 10.22
 -------       -------     -------       -------      -------      -------    -------
   (0.02)(a)      0.02(a)    (0.08)(a)     (0.07)(a)    (0.17)(a)    (0.09)     (0.08)
    1.11          1.57       (0.41)        (1.79)       (2.98)        3.41       2.10
   (0.03)         0.04        0.05          0.11        (0.12)       (0.13)     (0.05)
 -------       -------     -------       -------      -------      -------    -------
    1.06          1.63       (0.44)        (1.75)       (3.27)        3.19       1.97
 -------       -------     -------       -------      -------      -------    -------
   (0.07)           --          --         (0.01)          --        (0.03)        --
      --            --          --         (0.06)       (0.98)       (0.29)     (0.11)
 -------       -------     -------       -------      -------      -------    -------
   (0.07)           --          --         (0.07)       (0.98)       (0.32)     (0.11)
 -------       -------     -------       -------      -------      -------    -------
      --          0.02          --            --           --           --         --
 -------       -------     -------       -------      -------      -------    -------
 $ 11.08       $ 10.09     $  8.44       $  8.88      $ 10.70      $ 14.95    $ 12.08
 =======       =======     =======       =======      =======      =======    =======
   10.57%        19.55%      (4.95%)      (16.34%)     (21.71%)      26.60%     19.34%
   (0.16%)+       0.24%+     (0.80%)       (0.82%)      (1.31%)      (0.89%)    (0.67%)
    2.62%+        3.02%+      3.01%         2.92%        2.90%        2.69%      2.76%
      32%           71%        102%          129%          30%          38%        54%
 $66,515       $56,490     $46,779       $51,887      $70,182      $94,698    $75,516

 CLASS I      CLASS R1      CLASS R2
 -------      --------      --------
          JANUARY 1, 2004++
               THROUGH
              APRIL 30,
                2004*
 $11.40        $11.40        $11.40
 -------       ------        ------
   0.08(a)       0.05(a)       0.04(a)
   0.08          0.09          0.09
   0.00(c)       0.00(c)       0.00(c)
 -------       ------        ------
   0.16          0.14          0.13
 -------       ------        ------
     --            --            --
     --            --            --
 -------       ------        ------
     --            --            --
 -------       ------        ------
     --            --            --
 -------       ------        ------
 $11.56        $11.54        $11.53
 =======       ======        ======
   1.40%         1.23%         1.14%
   1.30%+        1.22%+        0.97%+
   1.16%+        1.24%+        1.49%+
     32%           32%           32%
 $26,768       $    1        $    1

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay International Equity Fund (the "Fund"), a diversified fund.

The Fund currently offers six classes of shares, Class A shares, Class B shares, Class C shares, Class I shares, Class R1 shares and Class R2 shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I, Class R1 and Class R2 shares are not subject to sales charge. Distribution of Class B shares and Class C shares commenced on September 13, 1994 and September 1, 1998, respectively. Distribution of Class I shares, Class R1 shares and Class R2 shares commenced on January 1, 2004. The six classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B shares and Class C shares are subject to higher distribution fee rates than Class A shares and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares and Class R1 shares are not subject to a distribution or service fee. Class R1 and Class R2 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or independent third-party service providers, as compensation for services rendered to shareholders of Class R1 or Class R2 shares, a shareholder service fee.

The Fund's investment objective is to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

The Fund invests in foreign securities which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices representative of market values as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest noted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. Should the Manager or Subadvisor conclude that such events may have effected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

(B) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(C) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a

 18   MainStay International Equity Fund
realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

(D) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(F) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(G) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(H) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities -- at the valuation date,

(ii) purchases and sales of investment securities, income and expenses -- at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized gain (loss) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains and losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

(I) REDEMPTION FEE. The Fund imposes a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase of Class A, Class B, Class C and Class I shares. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading and is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the Fund.

(J) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect

                                                    www.mainstayfunds.com     19
the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.90% of the Fund's average daily net assets. Prior to January 1 2004 the Fund paid the Manager a monthly fee at an annual rate of 1.00% of the Fund's average daily net assets. For the six months ended April 30, 2004, the Manager earned from the Fund $633,706.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.60% of the average daily net assets of the Fund.

Included in the Statement of Operations for the period ended April 30, 2004 is approximately $29,551 that was reimbursed by the Sub-Adviser for a loss on a security acquired in violation of investment restrictions.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A, Class B, Class C and Class R2, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class R2 Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A and Class R2 shares, which is an expense of the Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

The Fund has adopted a shareholder services plan with respect to Class R1 and R2 shares. Under the terms of this plan, Class R1 and Class R2 shares are authorized to pay to NYLIM, its affiliates, or independent third-party providers, as compensation for services rendered, a shareholder service fee at the rate of 0.10% of the average daily net assets of the Fund's Class R1 and R2 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $12,802 for the six months ended April 30, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $5,925, $23,107 and $378, respectively, for the six months ended April 30, 2004.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended April 30, 2004, amounted to $297,551.

(E) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the International Equity Fund only pays a portion of the fees identified above.

(F) CAPITAL. At April 30, 2004, NYLIFE Distributors held shares of Class A with a net value of $8,077,038. This

 20   MainStay International Equity Fund
represents 12.7% of Class A net assets and 5.0% of the Fund's total net assets at period end.

(G) OTHER. Fees for the cost of legal services, included in Professional fees as shown in the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $1,674 for the six months ended April 30, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $20,100 for the six months ended April 30, 2004.

NOTE 4 -- FEDERAL INCOME TAX:
At October 31, 2003, for federal income tax purposes, capital loss carryforwards of $9,550,457 were available as shown in the table below, to the extent provided by the regulations, to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

        CAPITAL LOSS               AMOUNT
      AVAILABLE THROUGH            (000'S)
            2009                    $6,707
            2010                     2,843
  ---------------------------------------------
                                    $9,550
  ---------------------------------------------

The Fund utilized $3,221,097 of capital loss carryforward during the ten months ended October 31, 2003.
NOTE 5 -- PORTFOLIO SECURITIES LOANED, FOREIGN CURRENCY FORWARD CONTRACTS AND FOREIGN CURRENCY:

As of April 30, 2004, the Fund had securities on loan with an aggregate market value of $9,098,600. The Fund received $9,602,420 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with Fund's securities lending procedures.

Foreign currency forward contracts open at April 30, 2004:

                          CONTRACT     CONTRACT       UNREALIZED
                            AMOUNT       AMOUNT    APPRECIATION/
                              SOLD    PURCHASED   (DEPRECIATION)
Foreign Currency Sale Contracts
----------------------------------------------------------------
Singapore Dollar vs.
  Japanese Yen,
  expiring 8/11/04     S$6,853,000   Y428,686,225   $(132,901)
----------------------------------------------------------------
Swiss Franc vs.
  Japanese Yen,
  expiring 9/7/04      CF4,043,065   Y353,000,000   $  84,328
----------------------------------------------------------------
Swiss Franc vs.
  Japanese Yen,
  expiring 9/7/04      CF4,324,292   Y359,500,000   $ (74,302)
----------------------------------------------------------------

                            CONTRACT     CONTRACT
                              AMOUNT       AMOUNT
                           PURCHASED         SOLD
Foreign Currency Buy Contracts
------------------------------------------------------------------
Pound Sterling vs.
  U.S. Dollar,
  expiring 8/9/04      L   1,458,714   $2,700,000     $(133,267)
------------------------------------------------------------------
Australian Dollar vs.
  U.S. Dollar,
  expiring 8/12/04     A$  3,006,350   $2,320,000     $(171,031)
------------------------------------------------------------------
Net unrealized depreciation on foreign currency
  forward contracts:                                  $(427,173)
------------------------------------------------------------------

Foreign currency held at April 30, 2004:

           CURRENCY                         COST        VALUE

Australian Dollar  A$2,120,442        $1,627,633   $1,531,383
Euro               E     4,845             5,770        5,808
Pound Sterling     L   100,178           179,669      177,651
Swedish Krona       SK 300,900            39,324       39,388
Swiss Francs        CF  95,753            73,633       73,849
-------------------------------------------------------------
                                      $1,926,029   $1,828,079
-------------------------------------------------------------

NOTE 6 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2004, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $86,945 and $41,230, respectively.

NOTE 7 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as

                                                    www.mainstayfunds.com     21
agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2004.
NOTE 8 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                     SIX MONTHS ENDED
                                      APRIL 30, 2004*
                                CLASS A   CLASS B   CLASS C
Shares sold                      1,917       771      221
-----------------------------------------------------------
Shares issued in reinvestment
  of dividends                      41        37        2
-----------------------------------------------------------
                                 1,958       808      223
-----------------------------------------------------------
Shares redeemed                   (612)     (406)     (14)
-----------------------------------------------------------
Net increase                     1,346       402      209
-----------------------------------------------------------

                                JANUARY 1, 2004** THROUGH
                                     APRIL 30, 2004*
                              CLASS I   CLASS R1   CLASS R2
Shares sold                    2,432      --(a)      --(a)
-----------------------------------------------------------
Shares issued in
  reinvestment of dividends       --      --         --
-----------------------------------------------------------
                               2,432      --(a)      --(a)
-----------------------------------------------------------
Shares redeemed                 (116)     --         --
-----------------------------------------------------------
Net increase                   2,316      --(a)      --(a)
-----------------------------------------------------------

                                     JANUARY 1 THROUGH
                                    OCTOBER 31, 2003***
                                CLASS A   CLASS B   CLASS C
Shares sold                      5,418       912      299
-----------------------------------------------------------
Shares issued in reinvestment
  of dividends                      --        --       --
-----------------------------------------------------------
                                 5,418       912      299
-----------------------------------------------------------
Shares redeemed                 (4,699)     (856)    (182)
-----------------------------------------------------------
Net increase                       719        56      117
-----------------------------------------------------------

                                        YEAR ENDED
                                     DECEMBER 31, 2002
                                CLASS A   CLASS B   CLASS C

Shares sold                     10,255       821      497
-----------------------------------------------------------
Shares issued in reinvestment
  of dividends                      --        --       --
-----------------------------------------------------------
                                10,255       821      497
-----------------------------------------------------------
Shares redeemed                 (9,604)   (1,119)    (386)
-----------------------------------------------------------
Net increase (decrease)            651      (298)     111
-----------------------------------------------------------

*    Unaudited.
**   First offered on January 1, 2004.
***  The Fund changed its fiscal year end from December 31 to October 31.
(a)   Less than one thousand.

NOTE 9 -- OTHER MATTERS:

(A) On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's reports on the Trust's financial statements for the period ended October 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

(B) NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. NYLIM and the MainStay Equity Index Fund are currently seeking to resolve the SEC Staff's concerns regarding these matters, although there can be no assurance at this time as to the outcome of these efforts.

 22   MainStay International Equity Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              55           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Manager, NYLIFE Distributors LLC; Vice
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 portfolios);
                                                 President, Eclipse Funds Inc. (10
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                23           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   23           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           23           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                23           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               23           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

                                                    www.mainstayfunds.com     23

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        MICHAEL H.        Trustee since 2003     Retired. Independent Consultant (1999 to            23           None
        SUTTON(+)                                present) (accounting and capital market
        9/19/40                                  regulation); Consultant, Financial
                                                 Accounting Standards Board (1998 to
                                                 1999); Chief Accountant, United States
                                                 Securities and Exchange Commission (1995
                                                 to 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Trustee since 1994     Advisor (July 2003 to present) and                  23           None
        TRUTANIC                                 Managing Director (2001 to 2003), The
        2/13/52                                  Carlyle Group (private investment firm);
                                                 Chairman and Chief Executive Officer,
                                                 Somerset Group (financial advisory firm);
                                                 Senior Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             36           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.;
                                                 Manager, NYLIFE Distributors LLC;
                                                 Director, New York Life Trust Company.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    61           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Chief Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ROBERT A.         Secretary since 2001   Senior Managing Director, General Counsel           55           None
        ANSELMI                                  and Secretary, New York Life Investment
        10/19/46                                 Management LLC (including predecessor
                                                 advisory organizations); Secretary, New
                                                 York Life Investment Management Holdings
                                                 LLC; Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIFE Distributors LLC;
                                                 Secretary, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds Inc., and Eclipse Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc., (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             55           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 NYLIFE Securities Inc.; Vice
                                                 President-Financial Operations and Chief
                                                 Financial Officer, NYLIFE Distributors
                                                 LLC; Tax Vice President, New York Life
                                                 International, LLC; Tax Vice President,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     + Resigned effective June 11, 2004.

 24   MainStay International Equity Fund

MAINSTAY FUNDS

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Core Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT AUDITORS

KPMG LLP

                                                    www.mainstayfunds.com     25

                       This page intentionally left blank

(NEW YORK LIFE LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com

(C) 2004 by NYLIFE Distributors LLC. All rights reserved.
                                                              The MainStay Funds
                                                      SEC File Number: 811-04550

NYLIM-A05387         (RECYCLE LOGO)                                 MSIE10-06/04

(NEW YORK LIFE LOGO)

                                             MAINSTAY(R)
                                             MID CAP GROWTH FUND

                                             The MainStay(R) Funds

                                             Semiannual Report
                                             Unaudited

                                             April 30, 2004

MESSAGE FROM
THE PRESIDENT

Most domestic and international stock markets advanced during the six months ended April 30, 2004. The U.S. economy generally improved, with real gross domestic product growing at a seasonally adjusted annual rate of 4.1% in the fourth quarter of 2003 and, according to preliminary estimates, rising 4.4% in the first quarter of 2004. Inflation remained relatively modest throughout the reporting period but increased enough to reassure the Federal Reserve that unwanted deflation was no longer a serious concern.

Increases in corporate productivity led to worries that we might be having a "jobless recovery." In early April, however, the release of March employment figures showed a dramatic rise in nonfarm payrolls. Unfortunately, the combination of higher employment and rising inflation suggested that the Federal Reserve might soon move to raise interest rates. Bond markets adjusted to accommodate this perception, with yields rising and prices declining in April. The stock market, which had recorded relatively steady gains since mid-March of 2003, became increasingly volatile from late January through the end of April 2004.

In March and April, bond yields rose to reflect the increasing likelihood of a less-accommodative monetary policy. Since bond prices and yields tend to move in opposite directions, several bond indices recorded negative price performance during the six-month reporting period, but most provided positive total returns.

A weak U.S. dollar helped strengthen the performance of international stocks and was good news for U.S. exporters. The strengthening Japanese economy was greeted as positive news by international investors, but moves to decelerate the rapid economic growth in China were not as favorably received. Several international markets provided double-digit total returns for the six-month reporting period.

On January 1, 2004, the Eclipse Funds were re-branded as MainStay Funds. The change was part of a repositioning initiative at New York Life Investment Management LLC. During the reporting period, some Funds were merged, others liquidated, and still others renamed. The result was a single, robust, and integrated mutual fund family that gives investors a more comprehensive array of alternatives.

At MainStay, each of our Funds seeks to achieve its investment objective through consistent application of an established investment process. Whether the investments you've chosen use quantitative analysis, fundamental research, or a combination of the two, our disciplines remain the same, even when the markets move. We believe that our time-tested investment strategies can help you pursue your long-range goals with confidence. We hope to continue to serve your investment needs for many years to come.

Sincerely,

/s/ GARY E. WENDLANDT

Gary E. Wendlandt

President

   TABLE OF CONTENTS

   Message from the President                     2
---------------------------------------------------

   Investment and Performance Comparison          3
---------------------------------------------------

   Portfolio Management Discussion and
   Analysis                                       6
---------------------------------------------------

   Portfolio Composition                          7

   Portfolio of Investments                       8
---------------------------------------------------

   Financial Statements                          11
---------------------------------------------------

   Notes to Financial Statements                 16
---------------------------------------------------

   Trustees and Officers                         20
---------------------------------------------------

   MainStay(R) Funds                             22

 2   MainStay Mid Cap Growth Fund

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

                                                               SIX     ONE      SINCE
BENCHMARKS                                                    MONTHS   YEAR   INCEPTION
RUSSELL 2500(R) GROWTH INDEX(1)                                4.56%  40.45%     -2.01%
S&P MIDCAP 400(R) INDEX(2)                                      6.93  34.45        4.85
AVERAGE LIPPER MID-CAP GROWTH FUND(3)                           2.64  28.91       -7.73

 CLASS A SHARES
--------------------------------------------------------------------------------

                                 SIX      ONE       SINCE
TOTAL RETURNS                   MONTHS    YEAR    INCEPTION
-----------------------------------------------------------
With sales charges              -0.91%   31.11%    -5.94%
Excluding sales charges          4.86    38.75      -4.33

                                              (in thousands, with sales charges)

                                                    MAINSTAY MID CAP           RUSSELL 2500 GROWTH
                                                       GROWTH FUND                    INDEX               S&P MIDCAP 400 INDEX
                                                    ----------------           -------------------        --------------------
1/2/01                                                   945.00                      1000.00                     1000.00
                                                         879.00                       923.00                      991.00
                                                         804.00                       837.00                     1056.00
                                                         588.00                       665.00                      871.00
4/30/04                                                  816.00                       935.00                     1170.00

      -- MainStay Mid Cap Growth Fund     -- S&P MidCap 400 Index
      -- Russell 2500 Growth Index

 CLASS B SHARES
--------------------------------------------------------------------------------

                                 SIX      ONE       SINCE
TOTAL RETURNS                   MONTHS    YEAR    INCEPTION
-----------------------------------------------------------
With sales charges              -0.53%   32.87%    -5.64%
Excluding sales charges          4.47    37.87      -5.06

                                              (in thousands, with sales charges)

                                                    MAINSTAY MID CAP           RUSSELL 2500 GROWTH
                                                       GROWTH FUND                    INDEX               S&P MIDCAP 400 INDEX
                                                    ----------------           -------------------        --------------------
1/2/01                                                   1000.00                     1000.00                     1000.00
                                                          927.00                      923.00                      991.00
                                                          842.00                      837.00                     1056.00
                                                          610.00                      665.00                      871.00
4/30/04                                                   824.00                      935.00                     1170.00

      -- MainStay Mid Cap Growth Fund     -- S&P MidCap 400 Index
      -- Russell 2500 Growth Index

 CLASS C SHARES
--------------------------------------------------------------------------------

                                 SIX      ONE       SINCE
TOTAL RETURNS                   MONTHS    YEAR    INCEPTION
-----------------------------------------------------------
With sales charges              3.47%    36.87%    -5.06%
Excluding sales charges          4.47    37.87      -5.06

                                              (in thousands, with sales charges)

                                                    MAINSTAY MID CAP           RUSSELL 2500 GROWTH
                                                       GROWTH FUND                    INDEX               S&P MIDCAP 400 INDEX
                                                    ----------------           -------------------        --------------------
1/2/01                                                   1000.00                     1000.00                     1000.00
                                                          927.00                      923.00                      991.00
                                                          842.00                      837.00                     1056.00
                                                          610.00                      665.00                      871.00
4/30/04                                                   841.00                      935.00                     1170.00

      -- MainStay Mid Cap Growth Fund     -- S&P MidCap 400 Index
      -- Russell 2500 Growth Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $1,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     3

1. The Russell 2500(TM) Growth Index is an unmanaged index that measures the performance of those Russell 2500(TM) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500(TM) Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2. The S&P MidCap 400(R) Index is an unmanaged, market-value weighted index that consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index is widely regarded as the standard for measuring the market for domestic midcap stocks. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

 4   MainStay Mid Cap Growth Fund

 $1,000 INVESTED IN MAINSTAY MID CAP GROWTH FUND
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                               ENDING ACCOUNT                  VALUE
                                                                VALUE (BASED                 (BASED ON
                                                   BEGINNING     ON ACTUAL      EXPENSES    HYPOTHETICAL    EXPENSES
                                                    ACCOUNT     RETURNS AND       PAID       5% RETURN        PAID
                                                     VALUE       EXPENSES)       DURING      AND ACTUAL      DURING
SHARE CLASS                                         11/1/03       4/30/04        PERIOD      EXPENSES)       PERIOD
--------------------------------------------------------------------------------------------------------------------
CLASS A SHARES(1)                                   $1,000         $1,049         $ 8          $1,043         $ 8
--------------------------------------------------------------------------------------------------------------------

CLASS B SHARES(1)                                   $1,000         $1,045         $11          $1,039         $11
--------------------------------------------------------------------------------------------------------------------

CLASS C SHARES(1)                                   $1,000         $1,045         $11          $1,039         $11
--------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).

                                                     www.mainstayfunds.com     5

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Rudolph C. Carryl and Edmund C. Spelman of MacKay Shields LLC

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKET DURING THE SIX-MONTHS ENDED APRIL 30, 2004?

The equity market advanced in a somewhat volatile fashion. Early in the period, stocks rallied, as investors chose to focus on positive economic developments, including strong production and manufacturing orders, rising productivity, declining unemployment claims, and third-quarter 2003 real gross domestic product growth at a seasonally adjusted annualized rate of more than 8%--the highest quarterly rate in almost two decades. Corporate earnings reports for the third calendar quarter were also generally positive, with many companies exceeding expectations and expressing optimism about the future. The Federal Reserve reiterated its opinion that interest rates could remain low for some time to come, further supporting the equity market in the last months of 2003.

HOW LONG DID THIS POSITIVE TREND LAST?

The equity market started January 2004 on a strong note. Many companies reported healthy fourth-quarter earnings and provided positive guidance for the periods ahead. The stock market leveled off in February, however, and experienced a significant decline in early March on concerns about weak labor market trends, terrorist attacks overseas, and uncertainty about the outcome of the upcoming Presidential election. Even so, stocks rallied late in March to end the first calendar quarter of 2004 favorably.

In April, the equity market retreated again. The news on the economic front continued to be generally positive, and the most recent employment data suggested that the pickup in job creation was gaining some traction. Nevertheless, the expectation that the Federal Reserve might soon raise interest rates--possibly faster than previously anticipated--weighted on investors' minds. Other worries during the month included sharply higher energy prices and heightened geopolitical tensions, with Iraq again taking center stage.

WHAT FACTORS MOST SIGNIFICANTLY AFFECTED FUND PERFORMANCE DURING THE SEMIANNUAL PERIOD?

The Fund was able to participate fully in the upside of the equity market during the reporting period. Favorable security selection in the information technology, health care, and materials sectors had a positive impact on the Fund's outperformance relative to the Russell 2500(TM) Growth Index.(1) Underweighted positions in consumer staples, energy, and materials and overweighted positions in the consumer discretionary and financials sectors also detracted from the Fund's performance relative to its benchmark.

WHAT WERE SOME OF THE FUND'S STRONG PERFORMERS DURING THE REPORTING PERIOD?

Software company Autodesk (+75.75%) provided outstanding results. Other strong performers were in the health care sector, including pharmaceuticals, health care equipment & supplies, and health care providers and services.

WHICH STOCKS UNDERPERFORMED?

Holdings that detracted from the Fund's relative performance during the semiannual period were primarily in the information technology sector. QLogic (-54.5%), which operates in the communications equipment area, was the Fund's worst-performing stock during the reporting period.

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

During the reporting period, the Fund bolstered its positioning in the information technology sector relative to the benchmark by adding Acxiom, BMC Software, InterDigital Communications, and Maxtor. We also added several health care holdings to the portfolio, which partially replaced some acquisition candidates. Notable additions included Fisher Scientific International, Varian Medical Systems, Service Corp. International, and PacifiCare Health Systems. While the technology purchases had a negative effect on the Fund's semiannual performance, the health care additions tended to have a positive impact on performance.

Past performance is no guarantee of future results. Investment objectives may not be met, as the underlying investment options are subject to market risk and fluctuations in value. Investors should note that funds that invest in companies with market capitalizations below $10 billion involve additional risks. The securities of these companies may be more volatile and less liquid than the securities of larger companies.

1. See footnote on page 4 for more information on the Russell 2500(TM) Growth Index.

 6   MainStay Mid Cap Growth Fund

WHAT STOCKS DID THE FUND SELL?

Most of the sales we made during the period had a positive effect on the portfolio's results. Several of the Fund's sales were in three sectors. In health care, sales were primarily a result of the companies being involved in acquisitions. These included Mid Atlantic Medical, Anthem, and SICOR. Among consumer discretionary stocks, notable sales included Abercrombie & Fitch, Liz Claiborne, Pier 1 Imports, 99 Cents Only Stores, and Fred's. In industrials, the Fund eliminated its positions in discount airline carriers JetBlue Airways, Ryanair Holdings, and SkyWest.

HOW DO THE FUND'S WEIGHTINGS DIFFER FROM THOSE OF ITS BENCHMARK?

As of April 30, 2004, the Fund was overweighted relative to the Russell 2500(TM) Growth Index in the consumer discretionary, information technology, and financials sectors. At the end of the reporting period, the Fund was underweighted relative to the Russell 2500(TM) Growth Index in the energy, health care, industrials, and materials sectors.

WHAT DO YOU ANTICIPATE GOING FORWARD?

We expect the stock market to remain volatile, as investors focus their attention on the Federal Reserve, interest rates, rising energy prices, inflation, the upcoming Presidential election, and unsettling geopolitical events. We remain cautiously optimistic that vigorous economic and corporate-earnings growth--coupled with an improving employment picture--may help equities in general and mid-cap growth stocks in particular. In our opinion, mid-cap growth stocks appear to have stronger fundamentals and more attractive valuations than their large-cap counterparts. We intend to continue to invest in high-quality mid-cap companies that we believe are poised for further growth.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 PORTFOLIO COMPOSITION AS OF APRIL 30, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                    99.20
Short-term Investments (collateral from securities lending                        3.70
  is 2.9%)
Liabilities in Excess of Cash and other Assets                                   -2.90

                                                     www.mainstayfunds.com     7

PORTFOLIO OF INVESTMENTS APRIL 30, 2004 UNAUDITED


                                                        SHARES          VALUE
COMMON STOCKS (99.2%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.0%)
Alliant Techsystems, Inc. (a)                           13,250   $    785,593
L-3 Communications Holdings, Inc.                       14,200        876,708
United Defense Industries, Inc. (a)                     20,400        706,860
                                                                 ------------
                                                                    2,369,161
                                                                 ------------
AUTOMOBILES (1.4%)
Winnebago Industries, Inc.                              39,300      1,133,019
                                                                 ------------

BIOTECHNOLOGY (1.0%)
Gilead Sciences, Inc. (a)                               12,900        784,707
                                                                 ------------
BUILDING PRODUCTS (1.5%)
Eagle Materials, Inc.                                   17,429      1,145,085
Eagle Materials, Inc. Class B                              845         53,996
                                                                 ------------
                                                                    1,199,081
                                                                 ------------
CAPITAL MARKETS (2.3%)
Affiliated Managers Group, Inc. (a)                     17,400        847,380
E*TRADE Financial Corp. (a)                             85,000        965,600
                                                                 ------------
                                                                    1,812,980
                                                                 ------------
COMMERCIAL BANKS (2.4%)
UCBH Holdings, Inc.                                     22,700        840,354
Westcorp                                                23,400      1,031,940
                                                                 ------------
                                                                    1,872,294
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (4.6%)
Apollo Group, Inc. Class A (a)                          11,000        999,680
#Career Education Corp. (a)                             19,800      1,267,200
Education Management Corp. (a)                          21,400        758,844
Universal Technical Institute, Inc. (a)                 14,400        640,656
                                                                 ------------
                                                                    3,666,380
                                                                 ------------
COMMUNICATIONS EQUIPMENT (4.0%)
Avocent Corp. (a)                                       21,800        699,562
Emulex Corp. (a)                                        35,300        588,451
InterDigital Communications Corp. (a)                   44,100        768,663
QLogic Corp. (a)                                        18,700        504,713
UTStarcom, Inc. (a)(b)                                  23,300        613,955
                                                                 ------------
                                                                    3,175,344
                                                                 ------------
COMPUTERS & PERIPHERALS (1.6%)
Maxtor Corp. (a)                                        61,700        401,667
Storage Technology Corp. (a)                            32,200        845,894
                                                                 ------------
                                                                    1,247,561
                                                                 ------------


                                                        SHARES          VALUE
CONSTRUCTION & ENGINEERING (1.0%)
Fluor Corp.                                             21,200   $    808,992
                                                                 ------------

CONSUMER FINANCE (2.1%)
Capital One Financial Corp.                             14,900        976,397
Providian Financial Corp. (a)                           58,500        709,605
                                                                 ------------
                                                                    1,686,002
                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.6%)
Amphenol Corp. Class A (a)                              20,600        651,166
CDW Corp.                                               13,700        856,113
Garmin Ltd. (b)                                         17,600        566,016
                                                                 ------------
                                                                    2,073,295
                                                                 ------------
ENERGY EQUIPMENT & SERVICES (0.9%)
National-Oilwell, Inc. (a)                              25,000        698,000
                                                                 ------------

HEALTH CARE EQUIPMENT & SUPPLIES (6.8%)
Cooper Cos., Inc. (The)                                 20,200      1,090,800
Cytyc Corp. (a)                                         49,300      1,055,020
Fisher Scientific
  International, Inc. (a)                               17,900      1,048,045
St. Jude Medical, Inc. (a)                              13,400      1,021,884
Varian Medical Systems, Inc. (a)                        13,600      1,167,424
                                                                 ------------
                                                                    5,383,173
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (10.4%)
Caremark Rx, Inc. (a)                                   28,500        964,725
#Coventry Health Care, Inc. (a)                         32,400      1,355,616
Henry Schein, Inc. (a)                                  10,800        761,076
#Oxford Health Plans, Inc.                              26,000      1,415,440
#PacifiCare Health Systems, Inc. (a)                    35,000      1,251,600
Patterson Dental Co. (a)                                 9,500        700,150
Pharmaceutical Product Development, Inc. (a)            22,200        656,454
Quest Diagnostics, Inc.                                 11,400        961,590
Service Corp. International (a)                         30,900        228,351
                                                                 ------------
                                                                    8,295,002
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (1.0%)
Boyd Gaming Corp.                                       18,100        425,350
Penn National Gaming, Inc. (a)                          11,500        339,135
                                                                 ------------
                                                                      764,485
                                                                 ------------

+ Percentages indicated are based on Fund net assets.
# Fund's 10 largest holdings. May be subject to change daily.

 8   MainStay Mid Cap Growth Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
HOUSEHOLD DURABLES (14.0%)
Centex Corp.                                            19,400   $    930,230
#D.R. Horton, Inc.                                      54,300   $  1,563,840
Harman International Industries, Inc.                   14,900      1,130,165
Hovnanian Enterprises, Inc. Class A (a)                 24,000        863,280
KB HOME                                                 16,300      1,123,559
Lennar Corp. Class A                                    24,800      1,161,880
Lennar Corp. Class B                                     2,900        127,310
M.D.C. Holdings, Inc.                                   17,160      1,060,316
Mohawk Industries, Inc. (a)                             15,200      1,172,528
Ryland Group, Inc. (The)                                10,400        821,080
#Toro Co. (The)                                         20,600      1,197,890
                                                                 ------------
                                                                   11,152,078
                                                                 ------------
IT SERVICES (2.5%)
Acxiom Corp.                                            51,300      1,187,082
Affiliated Computer Services, Inc. Class A (a)          16,700        809,950
                                                                 ------------
                                                                    1,997,032
                                                                 ------------
LEISURE EQUIPMENT & PRODUCTS (1.0%)
Brunswick Corp.                                         19,700        809,867
                                                                 ------------

MACHINERY (2.1%)
Oshkosh Truck Corp.                                     17,700        906,240
SPX Corp.                                               18,000        798,300
                                                                 ------------
                                                                    1,704,540
                                                                 ------------
OIL & GAS (0.3%)
Chesapeake Energy Corp.                                 17,000        233,750
                                                                 ------------
PHARMACEUTICALS (4.6%)
American Pharmaceutical Partners, Inc. (a)(b)           25,900      1,095,570
Barr Pharmaceuticals, Inc. (a)                          17,200        712,424
Endo Pharmaceuticals Holdings, Inc. (a)                 30,800        735,196
Eon Labs, Inc. (a)                                      16,500      1,084,875
                                                                 ------------
                                                                    3,628,065
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.2%)
Altera Corp. (a)                                        32,400        648,324
Integrated Circuit Systems, Inc. (a)                    24,000        568,560
Novellus Systems, Inc. (a)                              19,200        556,032
NVIDIA Corp. (a)                                        37,900        778,466
Semtech Corp. (a)                                       31,400        660,028
Silicon Laboratories, Inc. (a)                          18,800        886,420
                                                                 ------------
                                                                    4,097,830
                                                                 ------------


                                                        SHARES          VALUE
SOFTWARE (8.6%)
Activision, Inc. (a)                                    61,575   $    927,319
Amdocs Ltd. (a)                                         31,000        823,050
Autodesk, Inc.                                          34,500      1,155,750
BMC Software, Inc. (a)                                  39,000        674,700
FactSet Research Systems, Inc.                          22,000        874,720
Siebel Systems, Inc. (a)                                50,600        520,168
Symantec Corp. (a)                                      24,900      1,121,745
Synopsys, Inc. (a)                                      25,900        692,307
                                                                 ------------
                                                                    6,789,759
                                                                 ------------
SPECIALTY RETAIL (5.0%)
AutoZone, Inc. (a)                                      10,300        901,971
#Chico's FAS, Inc. (a)                                  32,000      1,303,360
Claire's Stores, Inc.                                   47,000        957,860
Michaels Stores, Inc.                                   16,500        825,495
                                                                 ------------
                                                                    3,988,686
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (3.3%)
#Coach, Inc. (a)                                        29,200      1,243,920
Columbia Sportswear Co. (a)                             14,200        756,008
Warnaco Group, Inc. (The) (a)                           32,400        619,812
                                                                 ------------
                                                                    2,619,740
                                                                 ------------
THRIFTS & MORTGAGE FINANCE (6.0%)
Doral Financial Corp.                                   24,850        814,832
IndyMac Bancorp, Inc.                                   32,600      1,048,416
#New Century Financial Corp.                            30,000      1,272,900
#New York Community Bancorp, Inc.                       48,933      1,226,750
PMI Group, Inc. (The)                                   10,000        430,300
                                                                 ------------
                                                                    4,793,198
                                                                 ------------
Total Common Stocks (Cost $62,914,199)                             78,784,021
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (3.7%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (0.8%)
UBS Finance Delaware LLC
  1.02%, due 5/3/04                                 $  635,000        634,964
                                                                 ------------
Total Commercial Paper
  (Cost $634,964)                                                     634,964
                                                                 ------------

                                                        SHARES
INVESTMENT COMPANY (0.4%)
AIM Institutional Funds Group (c)                      304,313        304,313
                                                                 ------------
Total Investment Company (Cost $304,313)                              304,313
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com     9

                                                     PRINCIPAL
                                                        AMOUNT      VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
REPURCHASE AGREEMENTS (2.5%)
Credit Suisse First Boston LLC 1.1124%, dated
  4/30/04
  due 5/3/04
  Proceeds at Maturity
  $1,000,091 (c)
  (Collateralized by Various Bonds with a
  Principal Amount of $972,555 and a Market Value
  of $1,020,026)                                    $1,000,000   $  1,000,000
Lehman Brothers, Inc.
  1.1124%, dated 4/30/04
  due 5/3/04
  Proceeds at Maturity
  $1,000,091 (c)
  (Collateralized by Various Bonds with a
  Principal Amount of $1,314,063 and a Market
  Value of $1,049,679)                               1,000,000      1,000,000
                                                                 ------------
Total Repurchase Agreements (Cost $2,000,000)                       2,000,000
                                                                 ------------
Total Short-Term Investments (Cost $2,939,277)                      2,939,277
                                                                 ------------
Total Investments
  (Cost $65,853,476) (d)                                 102.9%    81,723,298(e)
Liabilities in Excess of
  Cash and Other Assets                                   (2.9)    (2,328,469)
                                                    ----------   ------------
Net Assets                                               100.0%  $ 79,394,829
                                                    ==========   ============

(a)  Non-income producing security.
(b) Represents a security, or a portion thereof, which is out on loan.
(c) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  The cost for federal income tax purposes is $66,065,546.
(e)  At April 30, 2004 net unrealized appreciation was
     $15,657,752, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $18,125,108 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,467,356.

 10   MainStay Mid Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $65,853,476), including
  $2,145,950 market value of securities loaned  $ 81,723,298
Cash                                                     210
Receivables:
  Investment securities sold                       1,243,101
  Fund shares sold                                   216,846
  Dividends and interest                              26,317
Other assets                                          24,053
                                                ------------
    Total assets                                  83,233,825
                                                ------------
LIABILITIES:
Securities lending collateral                      2,304,313
Payables:
  Investment securities purchased                  1,337,143
  Manager                                             49,950
  Transfer agent                                      45,113
  NYLIFE Distributors                                 38,798
  Fund shares redeemed                                26,851
  Custodian                                            3,636
Accrued expenses                                      33,192
                                                ------------
        Total liabilities                          3,838,996
                                                ------------
Net assets                                      $ 79,394,829
                                                ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     51,478
  Class B                                             37,451
  Class C                                              4,080
Additional paid-in capital                        77,525,640
Accumulated net investment loss                     (490,192)
Accumulated net realized loss on investments     (13,603,450)
Net unrealized appreciation on investments        15,869,822
                                                ------------
Net assets                                      $ 79,394,829
                                                ============
CLASS A
Net assets applicable to outstanding shares     $ 44,449,577
                                                ============
Shares of beneficial interest outstanding          5,147,771
                                                ============
Net asset value and offering price per share
  outstanding                                   $       8.63
Maximum sales charge (5.50% of offering price)          0.50
                                                ------------
Maximum offering price per share outstanding    $       9.13
                                                ============
CLASS B
Net assets applicable to outstanding shares     $ 31,512,154
                                                ============
Shares of beneficial interest outstanding          3,745,069
                                                ============
Net asset value and offering price per share
  outstanding                                   $       8.41
                                                ============
CLASS C
Net assets applicable to outstanding shares     $  3,433,098
                                                ============
Shares of beneficial interest outstanding            408,023
                                                ============
Net asset value and offering price per share
  outstanding                                   $       8.41
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                 $  160,322
  Interest                                           2,860
  Income from securities loaned -- net               2,830
                                                ----------
    Total income                                   166,012
                                                ----------
EXPENSES:
  Manager                                          271,018
  Transfer agent                                   120,253
  Distribution -- Class B                          103,159
  Distribution -- Class C                           11,008
  Service -- Class A                                52,284
  Service -- Class B                                34,386
  Service -- Class C                                 3,669
  Professional                                      17,172
  Registration                                      17,130
  Shareholder communication                         14,427
  Recordkeeping                                     13,707
  Custodian                                          7,687
  Trustees                                           3,023
  Pricing service                                    2,366
  Miscellaneous                                      9,982
                                                ----------
    Total expenses before reimbursement            681,271
Expense reimbursement by Manager and
  Subadvisor                                       (25,067)
                                                ----------
    Net expenses                                   656,204
                                                ----------
Net investment loss                               (490,192)
                                                ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                 1,795,944
Net change in unrealized appreciation on
  investments                                    1,293,533
                                                ----------
Net realized and unrealized gain on
  investments                                    3,089,477
                                                ----------
Net increase in net assets resulting from
  operations                                    $2,599,285
                                                ==========

(a) Dividends recorded net of foreign withholding taxes of $1,313.

 12   MainStay Mid Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                              2004         2003*           2002
INCREASE (DECREASE)
IN NET ASSETS:
Operations:
 Net investment loss   $  (490,192)  $  (462,355)  $   (425,908)
 Net realized gain
  (loss) on
  investments            1,795,944    (1,756,946)    (6,946,950)
 Net change in
  unrealized
  appreciation
  (depreciation) on
  investments            1,293,533    15,761,181     (3,025,659)
                       ----------------------------------------
 Net increase
  (decrease) in net
  assets resulting
  from operations        2,599,285    13,541,880    (10,398,517)
                       ----------------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A              13,069,852    12,367,959      3,979,306
   Class B              11,537,877    11,727,874      7,151,208
   Class C               1,467,935     1,041,539      1,014,803
                       ----------------------------------------
                        26,075,664    25,137,372     12,145,317

 Cost of shares
  redeemed:
   Class A              (5,753,060)   (4,281,113)    (1,072,848)
   Class B              (2,064,414)   (2,673,803)    (1,794,153)
   Class C                (273,272)     (207,215)      (108,797)
                       ----------------------------------------
                        (8,090,746)   (7,162,131)    (2,975,798)
    Increase in net
     assets derived
     from capital
     share
     transactions       17,984,918    17,975,241      9,169,519
                       ----------------------------------------
    Net increase
     (decrease) in
     net assets         20,584,203    31,517,121     (1,228,998)

                              2004         2003*           2002

NET ASSETS:
Beginning of period     58,810,626    27,293,505     28,522,503
                       ----------------------------------------
End of period          $79,394,829   $58,810,626   $ 27,293,505
                       ========================================
Accumulated net
  investment loss at
  end of period        $  (490,192)  $        --   $         --
                       ========================================

* The Fund changed its fiscal year end from December 31 to October 31.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                       CLASS A
                                                     --------------------------------------------
                                                                  JANUARY 1,
                                                     SIX MONTHS      2003
                                                       ENDED        THROUGH        YEAR ENDED
                                                     APRIL 30,    OCTOBER 31,     DECEMBER 31,
                                                       2004*        2003**       2002      2001
Net asset value at beginning of period                $  8.23       $  5.86     $  8.25   $ 10.00
                                                      -------       -------     -------   -------
Net investment loss (a)                                 (0.04)        (0.07)      (0.09)    (0.09)
Net realized and unrealized gain (loss) on
  investments                                            0.44          2.44       (2.30)    (1.66)
                                                      -------       -------     -------   -------
Total from investment operations                         0.40          2.37       (2.39)    (1.75)
                                                      -------       -------     -------   -------
Net asset value at end of period                      $  8.63       $  8.23     $  5.86   $  8.25
                                                      =======       =======     =======   =======
Total investment return (b)                              4.86%        40.44%     (28.97%)  (17.50%)
Ratios (to average net assets)/Supplemental Data:
    Net investment loss                                 (1.04%)+      (1.21%)+    (1.22%)   (1.01%)
    Net expenses                                         1.50%+        1.50%+      1.50%     1.50%
    Expenses (before reimbursement)                      1.57%+        1.95%+      1.81%     1.87%
Portfolio turnover rate                                    19%           42%        188%      127%
Net assets at end of period (in 000's)                $44,450       $35,473     $18,523   $22,965

                                                                       CLASS C
                                                     --------------------------------------------
                                                                  JANUARY 1,
                                                     SIX MONTHS      2003
                                                       ENDED        THROUGH        YEAR ENDED
                                                     APRIL 30,    OCTOBER 31,     DECEMBER 31,
                                                       2004*        2003**       2002      2001
Net asset value at beginning of period                 $ 8.05       $ 5.77      $  8.18   $ 10.00
                                                       ------       ------      -------   -------
Net investment loss (a)                                 (0.07)       (0.11)       (0.13)    (0.14)
Net realized and unrealized gain (loss) on
  investments                                            0.43         2.39        (2.28)    (1.68)
                                                       ------       ------      -------   -------
Total from investment operations                         0.36         2.28        (2.41)    (1.82)
                                                       ------       ------      -------   -------
Net asset value at end of period                       $ 8.41       $ 8.05      $  5.77   $  8.18
                                                       ======       ======      =======   =======
Total investment return (b)                              4.47%       39.51%      (29.46%)  (18.20%)
Ratios (to average net assets)/Supplemental Data:
    Net investment loss                                 (1.79%)+     (1.96%)+     (1.97%)   (1.76%)
    Net expenses                                         2.25%+       2.25%+       2.25%     2.25%
    Expenses (before reimbursement)                      2.32%+       2.70%+       2.56%     2.62%
Portfolio turnover rate                                    19%          42%         188%      127%
Net assets at end of period (in 000's)                 $3,433       $2,148      $   871   $   258

*    Unaudited.
     The Fund changed its fiscal year end from December 31 to
**   October 31.
+    Annualized.
     Per share data based on average shares outstanding during
(a)  the period.
     Total return is calculated exclusive of sales charges and is
(b)  not annualized.

 14   MainStay Mid Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                        CLASS B
    -----------------------------------------------
                  JANUARY 1,
    SIX MONTHS       2003
      ENDED         THROUGH          YEAR ENDED
    APRIL 30,     OCTOBER 31,       DECEMBER 31,
      2004*         2003**        2002       2001
     $  8.05        $  5.77      $  8.18    $ 10.00
     -------        -------      -------    -------
       (0.07)         (0.11)       (0.13)     (0.14)
        0.43           2.39        (2.28)     (1.68)
     -------        -------      -------    -------
        0.36           2.28        (2.41)     (1.82)
     -------        -------      -------    -------
     $  8.41        $  8.05      $  5.77    $  8.18
     =======        =======      =======    =======
        4.47%         39.51%      (29.46%)   (18.20%)
       (1.79%)+       (1.96%)+     (1.97%)    (1.76%)
        2.25%+         2.25%+       2.25%      2.25%
        2.32%+         2.70%+       2.56%      2.62%
          19%            42%         188%       127%
     $31,512        $21,189      $ 7,899    $ 5,299

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Mid Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. On December 29, 2000, the Fund sold Class A, Class B and Class C shares to NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), at a net asset value of $10.00. The Fund commenced investment operations the following business day on January 2, 2001. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

(B) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

 16   MainStay Mid Cap Growth Fund

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distributions plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life, serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.75% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.50%, 2.25% and 2.25% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended April 30, 2004, the Manager earned from the Fund $271,018 and reimbursed the Fund $25,067.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.375% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with the NYLIFE Distributors LLC (Distributor). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $11,951 for the six months ended April 30, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $1, $18,829 and $365, respectively, for the six months ended April 30, 2004.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued for the six months ended April 30, 2004, amounted to $120,253.

(E) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Mid Cap Growth Fund only pays a portion of the fees identified above.

                                                    www.mainstayfunds.com     17

(F) CAPITAL. At April 30, 2004, New York Life held shares of Class A with a value of $21,575,000 which represents 48.5% of the Class A net assets and 27.2% of the Fund's total net assets at period end.

(G) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $856 for the six months ended April 30, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate, 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $13,707 for the six months ended April 30 2004.
NOTE 4 -- FEDERAL INCOME TAX:

At October 31, 2003, for federal income tax purposes, capital loss carryforwards of $15,187,324 were available as shown in the table below, to the extent provided by the regulations, to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

      CAPITAL LOSS              AMOUNT
   AVAILABLE THROUGH            (000'S)
          2009                  $ 5,878
          2010                    6,598
          2011                    2,711
--------------------------------------------
                                $15,187
--------------------------------------------

NOTE 5 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2004, purchases and sales of securities, other than short-term securities, were $30,612 and $13,623, respectively.

As of April 30, 2004, the Fund had securities on loan with an aggregate market value of $2,145,950. The Fund received $2,304,313 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with Fund's securities lending procedures.

NOTE 6 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2004.

NOTE 7 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                     SIX MONTHS ENDED
                                      APRIL 30, 2004*
                                CLASS A   CLASS B   CLASS C

Shares sold                       1,502     1,355       173
-----------------------------------------------------------
Shares redeemed                    (662)     (241)      (32)
-----------------------------------------------------------
Net increase                        840     1,114       141
-----------------------------------------------------------

                                     JANUARY 1 THROUGH
                                    OCTOBER 31, 2003**
                                CLASS A   CLASS B   CLASS C

Shares sold                       1,724     1,670       149
-----------------------------------------------------------
Shares redeemed                    (576)     (408)      (33)
-----------------------------------------------------------
Net increase                      1,148     1,262       116
-----------------------------------------------------------

                                        YEAR ENDED
                                     DECEMBER 31, 2002
                                CLASS A   CLASS B   CLASS C

Shares sold                         528       976       136
-----------------------------------------------------------
Shares redeemed                    (151)     (255)      (16)
-----------------------------------------------------------
Net increase                        377       721       120
-----------------------------------------------------------

*  Unaudited.
** The Fund changed its fiscal year end from December 31 to October 31.

NOTE 8 -- OTHER MATTERS:

(A) On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's report on the Trust's financial statements for the period ended October 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit

 18   MainStay Mid Cap Growth Fund
scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

(B) NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. NYLIM and the MainStay Equity Index Fund are currently seeking to resolve the SEC Staff's concerns regarding these matters, although there can be no assurance at this time as to the outcome of these efforts.

                                                    www.mainstayfunds.com     19

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              55           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Manager, NYLIFE Distributors LLC; Vice
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 portfolios);
                                                 President, Eclipse Funds Inc. (10
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                23           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   23           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           23           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                23           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               23           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

 20   MainStay Mid Cap Growth Fund

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        MICHAEL H.        Trustee since 2003     Retired. Independent Consultant (1999 to            23           None
        SUTTON(+)                                present) (accounting and capital market
        9/19/40                                  regulation); Consultant, Financial
                                                 Accounting Standards Board (1998 to
                                                 1999); Chief Accountant, United States
                                                 Securities and Exchange Commission (1995
                                                 to 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Trustee since 1994     Advisor (July 2003 to present) and                  23           None
        TRUTANIC                                 Managing Director (2001 to 2003), The
        2/13/52                                  Carlyle Group (private investment firm);
                                                 Chairman and Chief Executive Officer,
                                                 Somerset Group (financial advisory firm);
                                                 Senior Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             36           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.;
                                                 Manager, NYLIFE Distributors LLC;
                                                 Director, New York Life Trust Company.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    61           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Chief Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ROBERT A.         Secretary since 2001   Senior Managing Director, General Counsel           55           None
        ANSELMI                                  and Secretary, New York Life Investment
        10/19/46                                 Management LLC (including predecessor
                                                 advisory organizations); Secretary, New
                                                 York Life Investment Management Holdings
                                                 LLC; Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIFE Distributors LLC;
                                                 Secretary, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds Inc., and Eclipse Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc., (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             55           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 NYLIFE Securities Inc.; Vice
                                                 President-Financial Operations and Chief
                                                 Financial Officer, NYLIFE Distributors
                                                 LLC; Tax Vice President, New York Life
                                                 International, LLC; Tax Vice President,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     + Resigned effective June 11, 2004.

                                                    www.mainstayfunds.com     21

MAINSTAY FUNDS

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Core Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT AUDITORS

KPMG LLP

 22   MainStay Mid Cap Growth Fund

(NEW YORK LIFE LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds
(C) 2004 by NYLIFE Distributors LLC. All rights reserved.       SEC File Number:
                                                                       811-04550

NYLIM-A05481         (RECYCLE LOGO)                                 MSMG10-06/04

(MAINSTAY LOGO)

                                             MAINSTAY(R)
                                             MONEY MARKET FUND

                                             The MainStay(R) Funds

                                             Semiannual Report
                                             Unaudited

                                             April 30, 2004

                       This page intentionally left blank

 2   MainStay Money Market Fund

MESSAGE FROM
THE PRESIDENT

Most domestic and international stock markets advanced during the six months ended April 30, 2004. The U.S. economy generally improved, with real gross domestic product growing at a seasonally adjusted annual rate of 4.1% in the fourth quarter of 2003 and, according to preliminary estimates, rising 4.4% in the first quarter of 2004. Inflation remained relatively modest throughout the reporting period but increased enough to reassure the Federal Reserve that unwanted deflation was no longer a serious concern.

Increases in corporate productivity led to worries that we might be having a "jobless recovery." In early April, however, the release of March employment figures showed a dramatic rise in nonfarm payrolls. Unfortunately, the combination of higher employment and rising inflation suggested that the Federal Reserve might soon move to raise interest rates. Bond markets adjusted to accommodate this perception, with yields rising and prices declining in April. The stock market, which had recorded relatively steady gains since mid-March of 2003, became increasingly volatile from late January through the end of April 2004.

In March and April, bond yields rose to reflect the increasing likelihood of a less-accommodative monetary policy. Since bond prices and yields tend to move in opposite directions, several bond indices recorded negative price performance during the six-month reporting period, but most provided positive total returns.

A weak U.S. dollar helped strengthen the performance of international stocks and was good news for U.S. exporters. The strengthening Japanese economy was greeted as positive news by international investors, but moves to decelerate the rapid economic growth in China were not as favorably received. Several international markets provided double-digit total returns for the six-month reporting period.

On January 1, 2004, the Eclipse Funds were re-branded as MainStay Funds. The change was part of a repositioning initiative at New York Life Investment Management LLC. During the reporting period, some Funds were merged, others liquidated, and still others renamed. The result was a single, robust, and integrated mutual fund family that gives investors a more comprehensive array of alternatives.

At MainStay, each of our Funds seeks to achieve its investment objective through consistent application of an established investment process. Whether the investments you've chosen use quantitative analysis, fundamental research, or a combination of the two, our disciplines remain the same, even when the markets move. We believe that our time-tested investment strategies can help you pursue your long-range goals with confidence. We hope to continue to serve your investment needs for many years to come.

Sincerely,

/s/ GARY E. WENDLANDT

Gary E. Wendlandt

President

   TABLE OF CONTENTS

   Message from the President                     3
---------------------------------------------------

   Investment and Performance Comparison          4
---------------------------------------------------

   Portfolio Management Discussion and
   Analysis                                       6
---------------------------------------------------

   Portfolio Composition                          7

   Portfolio of Investments                       8
---------------------------------------------------

   Financial Statements                          11
---------------------------------------------------

   Notes to Financial Statements                 16
---------------------------------------------------

   Trustees and Officers                         19
---------------------------------------------------

   MainStay(R) Funds                             21

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

                                                              SIX     ONE     FIVE    TEN
BENCHMARK                                                    MONTHS   YEAR   YEARS   YEARS
AVERAGE LIPPER MONEY MARKET FUND(1)                           0.17%   0.37%   2.75%   3.86%

 CLASS A SHARES
--------------------------------------------------------------------------------

                            SIX      ONE    FIVE     TEN
TOTAL RETURNS              MONTHS   YEAR    YEARS   YEARS
---------------------------------------------------------
With sales charges           N/A      N/A     N/A     N/A
Excluding sales charges    0.20%    0.43%   2.90%   3.93%

 CLASS B SHARES
--------------------------------------------------------------------------------

                            SIX      ONE    FIVE     TEN
TOTAL RETURNS              MONTHS   YEAR    YEARS   YEARS
---------------------------------------------------------
With sales charges           N/A      N/A     N/A     N/A
Excluding sales charges    0.20%    0.43%   2.90%   3.93%

 CLASS C SHARES
--------------------------------------------------------------------------------

                            SIX      ONE    FIVE     TEN
TOTAL RETURNS              MONTHS   YEAR    YEARS   YEARS
---------------------------------------------------------
With sales charges           N/A      N/A     N/A     N/A
Excluding sales charges    0.20%    0.43%   2.90%   3.93%

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions. Class A, B, and C shares are sold with no initial sales charge or contingent deferred sales charge (CDSC) and have no annual 12b-1 fees. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. Performance for Class A and Class C shares, first offered 1/3/95 and 9/1/98, respectively, includes the historical performance of Class B shares from inception (5/1/86) through 12/31/94 for Class A and through 8/31/98 for Class C.
1. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

 4   MainStay Money Market Fund

 $1,000 INVESTED IN MAINSTAY MONEY MARKET FUND
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                             ENDING ACCOUNT                  VALUE
                                                              VALUE (BASED                 (BASED ON
                                                 BEGINNING     ON ACTUAL      EXPENSES    HYPOTHETICAL    EXPENSES
                                                  ACCOUNT     RETURNS AND       PAID       5% RETURN        PAID
                                                   VALUE       EXPENSES)       DURING      AND ACTUAL      DURING
SHARE CLASS                                       11/1/03       4/30/04        PERIOD      EXPENSES)       PERIOD
------------------------------------------------------------------------------------------------------------------
CLASS A SHARES(1)                                 $1,000         $1,002          $3          $1,047          $4
------------------------------------------------------------------------------------------------------------------

CLASS B SHARES(1)                                 $1,000         $1,002          $3          $1,047          $4
------------------------------------------------------------------------------------------------------------------

CLASS C SHARES(1)                                 $1,000         $1,002          $3          $1,047          $4
------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).

                                                     www.mainstayfunds.com     5

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Claude Athaide, Ph.D., CFA, of MacKay Shields LLC

WHAT MAJOR FACTORS INFLUENCED THE MONEY MARKETS DURING THE SIX-MONTHS ENDED APRIL 30, 2004?

The relative strength of the U.S. economy and the Federal Reserve's decision to leave the targeted federal funds rate unchanged had a major influence on the money markets.

DON'T MONEY MARKET INVESTORS PAY CLOSE ATTENTION TO FEDERAL RESERVE REMARKS?

Absolutely. Investors closely monitor subtle changes in the wording of Federal Open Market Committee (FOMC) press releases. In its December 9, 2003, release, the FOMC stated that the risk of deflation had dissipated and was almost equal to the risk of higher inflation. On January 28, 2004, the FOMC stopped suggesting that policy accommodation could be maintained for a considerable period. Instead it said "the Committee believes that it can be patient in removing its policy accommodation." Many market observers took this to suggest that the FOMC may begin to tighten monetary policy in the coming months.

HOW STRONG WAS THE ECONOMY DURING THE REPORTING PERIOD?

Real U.S. gross domestic product grew at a seasonally adjusted annual rate of 4.1% in the fourth quarter of 2003. Preliminary estimates show that GDP rose 4.4% in the first quarter of 2004. Personal consumption grew at 3.9%, while consumption of durable goods fell 4.2%. Personal consumption has now lagged overall GDP growth for three quarters. Meanwhile, capital spending grew for three quarters in a row, with spending on equipment and software advancing nearly 10% during the reporting period.

HAVE THERE BEEN ANY DEVELOPMENTS IN PRODUCTIVITY AND EMPLOYMENT?

Productivity rose 5.4% while unit labor costs fell at a 1.3% rate over the year ending March 31, 2004. High productivity enabled firms to meet most of the pickup in demand without much additional hiring. As a result, corporate profits rebounded strongly during the semiannual period, increasing 7.2% in the fourth quarter of 2003 alone. As productivity starts to slow down (it was 3.5% in the first quarter of 2004), employers will have to increase hiring. The March and April employment reports showed that nonfarm payrolls increased by 625,000 during those two months. The economy has now added approximately 215,000 jobs per month in 2004.

WHAT CAUSED MONEY MARKET YIELDS TO RISE IN APRIL 2004?

Strong employment and retail reports in March, along with unexpectedly high inflation data contributed to a sharp rise in money market yields in April.

Overall, however, the yield on the three-month U.S. Treasury bill rose slightly from 0.95% on October 31, 2003, to 0.97% on April 30, 2004, while three-month LIBOR(1) increased from 1.17% to 1.18% over the same period.

HOW DID THE FUND INVEST DURING THE REPORTING PERIOD?

Throughout the six-month reporting period, the Fund's assets were invested in securities issued by the U.S. Treasury and government-sponsored entities as well as in high-quality instruments issued by finance, insurance, and brokerage companies, industrial enterprises, banks, and bank holding companies.

All securities purchased for the portfolio were rated A-1/P-1 or higher. These are first-tier securities, or generally those money-market instruments in the highest rating category. The Fund was not invested in any second-tier securities nor did it invest in split-rated issues (those rated in the highest rating category by one credit rating agency and in the second-highest rating category by another). The Fund's concentration on the highest-quality securities helped manage portfolio risk.

WHAT WAS THE FUND'S DURATION STRATEGY AT THE END OF APRIL?

At the end of April 2004, the Fund's duration was longer than that of the average money market fund. The futures market has recently assigned a greater than 90% probability to a 25 basis point rate hike at the Federal Open Market Committee meeting on June 29 and 30, 2004. The market has almost fully priced in a 50 basis point rate hike by the August 10, 2004, FOMC meeting. The futures market is also pricing a 2% targeted federal funds rate by the end of the year. Since we do not believe that these rates are likely to be realized, the Fund has been buying commercial paper that will mature in late August or later.

Past performance is no guarantee of future results and yields will fluctuate. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Investment objectives may not be met, as the underlying investment options are subject to market risk and fluctuations in value.
1. The London interbank offered rate (LIBOR) is a floating interest rate that is widely used as a base rate in bank, corporate, and government lending agreements.

 6   MainStay Money Market Fund

WHAT DO YOU ANTICIPATE GOING FORWARD?

We believe that economic growth will have to pick up considerably before the Federal Open Market Committee will tighten interest rates. We intend to remain focused on high-quality, liquid investments. As the recovery progresses, we will continue to monitor economic data and adjust our portfolio strategy accordingly.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 PORTFOLIO COMPOSITION AS OF APRIL 30, 2004

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government and Federal Agencies                                             39.0
Commerical Paper                                                                 38.7
Corporate Bonds                                                                   7.4
Medium Term Notes                                                                 5.9
Investment Company                                                                4.1
Certificates of Deposit                                                           3.8
Bank Notes                                                                        1.1

                                                     www.mainstayfunds.com     7

PORTFOLIO OF INVESTMENTS APRIL 30, 2004 UNAUDITED


                                                      PRINCIPAL          AMORTIZED
                                                         AMOUNT               COST
SHORT-TERM INVESTMENTS (100.0%)+
----------------------------------------------------------------------------------
BANK NOTES (1.1%)
Bayerische Landesbank N.Y.
  5.00%, due 7/20/04 (c)                            $ 6,000,000       $  6,046,664
                                                                      ------------

CERTIFICATES OF DEPOSIT (3.8%)
Citibank of North America
  1.035%, due 6/24/04 (c)                             6,000,000          6,000,000
Deutsche Bank
  1.25%, due 10/25/04 (c)(d)                          5,000,000          5,001,679
Lloyds Bank PLC N.Y.
  1.04%, due 5/20/04 (d)                              5,000,000          4,999,999
Unicredito Italiano N.Y.
  1.04%, due 6/30/04 (c)(d)                           5,000,000          5,000,000
                                                                      ------------
                                                                        21,001,678
                                                                      ------------
COMMERCIAL PAPER (38.7%)
Abbey National North America
  1.02%, due 6/17/04                                  5,325,000          5,318,211
  1.135%, due 5/14/04                                 5,000,000          4,998,266
ABN-Amro North America Finance, Inc.
  1.045%, due 6/7/04                                  5,000,000          4,994,920
  1.06%, due 9/20/04                                  2,500,000          2,489,694
American General Finance Corp.
  1.00%, due 5/3/04                                   6,000,000          6,000,000
ANZ Delaware, Inc.
  1.02%, due 5/17/04-6/3/04                           6,550,000          6,545,476
  1.035%, due 5/12/04                                 3,000,000          2,999,224
Barclays U.S. Funding Corp.
  1.11%, due 8/27/04                                  3,075,000          3,064,002
Dexia Delaware LLC
  1.06%, due 7/7/04                                   5,000,000          4,990,431
European Investment Bank
  1.00%, due 5/10/04                                  5,975,000          5,973,838
  1.04%, due 7/16/04                                  5,475,000          5,463,296
General Electric Capital Corp.
  1.15%, due 9/9/04                                   4,125,000          4,108,002
Goldman Sachs Group, Inc.
  1.12%, due 8/23/04                                  5,650,000          5,630,313
  1.15%, due 5/17/04                                  4,750,000          4,747,876
  1.17%, due 10/12/04                                 4,300,000          4,277,360
HBOS Treasury Services
  1.08%, due 7/26/04                                  6,675,000          6,658,179
  1.10%, due 6/22/04                                  5,000,000          4,992,361
ING U.S. Funding LLC
  1.02%, due 6/8/04                                   3,000,000          2,996,940
KfW International Finance, Inc.
  1.06%, due 8/19/04 (a)                              5,500,000          5,482,510
  1.11%, due 10/1/04 (a)                              5,000,000          4,976,721
  1.14%, due 9/7/04 (a)                               5,200,000          5,179,087


                                                      PRINCIPAL          AMORTIZED
                                                         AMOUNT               COST
COMMERCIAL PAPER (CONTINUED)
Lloyds Bank PLC
  1.08%, due 8/3/04                                 $ 5,000,000       $  4,986,200
Nationwide Building Society
  1.07%, due 8/16/04-9/21/04                         10,000,000          9,963,004
Nestle Capital Corp.
  1.00%, due 5/3/04 (a)                               5,000,000          5,000,000
  1.01%, due 5/4/04 (a)                               5,000,000          4,999,861
  1.08%, due 9/10/04 (a)                              4,850,000          4,831,085
Pfizer, Inc.
  1.00%, due 6/9/04 (a)                               5,000,000          4,994,861
  1.01%, due 6/16/04 (a)                              5,000,000          4,993,828
Province of Quebec
  1.20%, due 6/7/04                                   3,825,000          3,820,537
Prudential Funding LLC
  1.01%, due 5/25/04                                  4,875,000          4,871,991
  1.05%, due 6/14/04                                  5,300,000          5,293,507
Rabobank USA Financial Corp.
  1.04%, due 5/10/04                                  3,650,000          3,649,262
Receivables Capital Corp.
  1.02%, due 5/6/04                                   4,175,000          4,174,645
Santander Hispano Finance Delaware, Inc.
  1.07%, due 7/23/04                                  5,640,000          5,626,422
Societe Generale N.A., Inc.
  1.02%, due 5/18/04                                  5,850,000          5,847,526
  1.09%, due 6/4/04                                   3,600,000          3,596,528
Svenska Handelsbanken AB, Inc.
  1.03%, due 5/28/04                                  6,675,000          6,670,225
  1.06%, due 9/17/04                                  5,000,000          4,979,640
Swiss Reinsurance Financial Products
  1.04%, due 5/20/04 (a)                              4,675,000          4,672,704
UBS Finance Delaware LLC
  1.02%, due 5/24/04-6/24/04                         10,300,000         10,289,611
Wal-Mart Stores, Inc.
  1.11%, due 8/24/04 (a)                              5,900,000          5,879,629
                                                                      ------------
                                                                       211,027,773
                                                                      ------------
CORPORATE BONDS (7.4%)
Abbott Laboratories
  5.125%, due 7/1/04 (c)                              6,000,000          6,036,129
Bank of America Corp.
  6.125%, due 7/15/04 (c)                             4,545,000          4,589,173
  6.625%, due 6/15/04 (c)                             5,254,000          5,288,094

+ Percentages indicated are based on Fund net assets.

 8   MainStay Money Market Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                      PRINCIPAL          AMORTIZED
                                                         AMOUNT               COST
SHORT-TERM INVESTMENTS (CONTINUED)
----------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Metropolitan Life Insurance Co.
  Series EXL
  1.14%, due 4/28/08 (a)(b)(c)                      $ 6,000,000       $  6,000,000
Wachovia Corp.
  6.625%, due 6/15/04 (c)                             6,000,000          6,039,183
  6.95%, due 11/1/04 (c)                              5,000,000          5,141,653
Wells Fargo & Co.
  6.625%, due 7/15/04 (c)                             7,000,000          7,074,494
                                                                      ------------
                                                                        40,168,726
                                                                      ------------
MEDIUM TERM NOTES (5.9%)
American Express Credit Corp.
  Series B
  1.14%, due 3/5/08 (b)(c)                            6,000,000          6,000,000
American General Finance Co.
  Series G
  1.30%, due 8/6/04 (b)(c)                            3,500,000          3,501,810
Bank One Corp.
  Series C
  1.40%, due 5/7/04 (b)(c)                            6,000,000          6,000,209
General Electric Capital Co.
  Series A
  1.23%, due 5/7/04 (b)(c)                            6,000,000          6,000,085
Merrill Lynch & Co.
  Series B
  1.42%, due 5/21/04 (b)(c)                           3,800,000          3,800,642
  5.46%, due 5/7/04 (c)                               6,700,000          6,703,076
                                                                      ------------
                                                                        32,005,822
                                                                      ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (39.0%)
Federal Home Loan Banks
  1.19%, due 3/1/05 (c)                               5,000,000          5,000,000
  1.36%, due 4/1/05 (c)                               5,000,000          4,999,110
Federal Home Loan Banks (Discount Notes)
  1.04%, due 7/2/04-7/16/04                          12,675,000         12,650,603
  1.05%, due 6/11/04                                  5,425,000          5,418,858
  1.07%, due 7/30/04                                  5,000,000          4,986,922
  1.08%, due 7/14/04                                  5,000,000          4,989,200
  1.13%, due 5/19/04                                  7,060,000          7,056,454
  1.17%, due 10/8/04                                  5,000,000          4,974,435
Federal Mortgage Corporation (Discount Notes)
  1.02%, due 5/11/04                                  6,000,000          5,998,647
  1.03%, due 6/16/04-6/21/04                         12,000,000         11,984,035
  1.08%, due 5/13/04                                  3,100,000          3,099,070
  1.09%, due 8/3/04                                   4,850,000          4,836,552
  1.10%, due 9/14/04                                  3,750,000          3,734,646


                                                      PRINCIPAL          AMORTIZED
                                                         AMOUNT               COST
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
Federal National Mortgage Association (Discount
  Notes)
  1.00%, due 6/9/04                                 $ 5,000,000       $  4,994,887
  1.02%, due 5/3/04-5/19/04                          13,277,000         13,274,300
  1.06%, due 6/23/04                                  5,000,000          4,992,492
  1.08%, due 7/28/04                                  6,000,000          5,984,520
  1.09%, due 8/6/04-9/8/04                           10,000,000          9,966,240
  1.12%, due 9/8/04                                   5,000,000          4,980,089
  1.13%, due 5/5/04                                   4,500,000          4,499,718
  1.14%, due 9/17/04                                  5,300,000          5,277,007
  1.17%, due 5/26/04                                  5,875,000          5,870,608
  1.18%, due 6/2/04                                   3,575,000          3,571,484
  1.27%, due 9/13/04                                  4,500,000          4,478,853
United States Treasury Bills (Discount Notes)
  0.90%, due 5/13/04                                  7,880,000          7,878,026
  0.92%, due 6/3/04                                   1,725,000          1,723,633
  0.93%, due 7/8/04                                   6,200,000          6,189,406
  0.96%, due 7/22/04-7/29/04                          9,825,000          9,803,704
  0.99%, due 8/19/04-8/26/04                          9,450,000          9,421,033
  1.02%, due 5/27/04                                  7,200,000          7,195,104
United States Treasury Notes
  (zero coupon), due 11/15/04                         8,625,000          8,573,757
  1.875%, due 9/30/04 (c)                             5,600,000          5,620,142
  2.00%, due 11/30/04 (c)                             5,000,000          5,022,315
  5.875%, due 11/15/04 (c)                            3,800,000          3,895,205
                                                                      ------------
                                                                       212,941,055
                                                                      ------------

                                                         SHARES              VALUE
INVESTMENT COMPANY (4.1%)
Merrill Lynch Premier Institutional Fund             22,649,500         22,649,500
                                                                      ------------
Total Short-Term Investments
  (Amortized Cost $545,841,218) (e)                       100.0%       545,841,218
Liabilities in Excess of Cash
  and Other Assets                                         (0.0)(f)        (43,626)
                                                    -----------       ------------
Net Assets                                                100.0%      $545,797,592
                                                    ===========       ============

(a)  May be sold to institutional investors only.
(b)  Floating rate. Rate shown is the rate in effect at April
     30, 2004.
(c)  Coupon interest bearing security.
(d)  Yankee certificate of deposit (CD) -- dollar denominated
     CD issued in the United States by Foreign banks and corporations.
(e) The cost stated also represents the aggregate cost for federal income tax purposes.
(f)  Less than one-tenth of a percent.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com     9

The table below sets forth the diversification of the Money Market Fund investments by industry.

                                       AMORTIZED
                                            COST   PERCENT+
INDUSTRY DIVERSIFICATION
Banks #                             $185,289,360       34.0%
Consumer Financial Services            8,174,513        1.5
Diversified Manufacturing Services    10,108,088        1.9
Finance                               12,000,000        2.2
Foreign Government                     3,820,537        0.7
Health Care -- Drugs                   6,036,129        1.1
Health Care -- Medical Products        9,988,689        1.8
Insurance                             19,162,439        3.5
Investment Bank/Brokerage             25,159,267        4.6
Investment Company*                   22,649,500        4.1
Retail                                 5,879,628        1.1
Special Purpose Finance               24,632,013        4.5
U.S. Government & Federal Agencies   212,941,055       39.0
                                    ------------   --------
                                     545,841,218      100.0
Liabilities in Excess of Cash
  and Other Assets                       (43,626)      (0.0)(a)
                                    ------------   --------
Net Assets                          $545,797,592      100.0%
                                    ============   ========

+    Percentages indicated are based on Fund net assets.
#    The Portfolio will invest more than 25% of the market
     value of its total assets in the securities of banks and
     bank holding companies, including certificates of
     deposit, bankers' acceptances and securities guaranteed
     by banks and bank holding companies.
*    Merrill Lynch Premier Institutional Fund is valued at
     market value.
(a)  Less than one-tenth of a percent.

 10   MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value
  (amortized cost $545,841,218)                 $545,841,218
Cash                                                  29,293
Receivables:
  Investment securities sold                      11,457,449
  Interest                                         1,359,453
  Fund shares sold                                   928,428
Other assets                                          59,264
                                                ------------
    Total assets                                 559,675,105
                                                ------------
LIABILITIES:
Payables:
  Investment securities purchased                 10,256,126
  Fund shares redeemed                             2,383,083
  Transfer agent                                     856,544
  Manager                                             44,561
  Custodian                                            6,078
  Trustees                                             4,249
Accrued expenses                                     107,325
Dividend payable                                     219,547
                                                ------------
    Total liabilities                             13,877,513
                                                ------------
Net assets                                      $545,797,592
                                                ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $  1,796,621
  Class B                                          3,414,364
  Class C                                            246,769
Additional paid-in capital                       540,338,571
Accumulated net realized gain on investments           1,267
                                                ------------
Net assets                                      $545,797,592
                                                ============
CLASS A
Net assets applicable to outstanding shares     $179,660,529
                                                ============
Shares of beneficial interest outstanding        179,662,090
                                                ============
Net asset value and offering price per share
  outstanding                                   $       1.00
                                                ============
CLASS B
Net assets applicable to outstanding shares     $341,459,688
                                                ============
Shares of beneficial interest outstanding        341,454,379
                                                ============
Net asset value and offering price per share
  outstanding                                   $       1.00
                                                ============
CLASS C
Net assets applicable to outstanding shares     $ 24,677,375
                                                ============
Shares of beneficial interest outstanding         24,676,902
                                                ============
Net asset value and offering price per share
  outstanding                                   $       1.00
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 2,989,346
                                                 -----------
EXPENSES:
  Transfer agent                                   1,500,157
  Manager                                          1,291,590
  Shareholder communication                           55,999
  Registration                                        41,202
  Recordkeeping                                       40,433
  Professional                                        36,738
  Custodian                                           27,716
  Trustees                                            14,573
  Miscellaneous                                       12,951
                                                 -----------
    Total expenses before reimbursement            3,021,359
Expense reimbursement from Manager and
  Subadvisor                                      (1,129,523)
                                                 -----------
    Net expenses                                   1,891,836
                                                 -----------
Net investment income                              1,097,510
                                                 -----------

REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                       1,267
                                                 -----------
Net increase in net assets resulting from
  operations                                     $ 1,098,777
                                                 ===========

 12   MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                 2004            2003*              2002
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment
  income               $    1,097,510   $    2,934,382   $     8,361,500
 Net realized gain
  (loss) on
  investments                   1,267            6,339            26,655
                       -------------------------------------------------
 Net increase in net
  assets resulting
  from operations           1,098,777        2,940,721         8,388,155
                       -------------------------------------------------
Dividends and
 distributions to
 shareholders:

 From net investment income:
   Class A                   (365,547)      (1,046,256)       (2,899,885)
   Class B                   (698,217)      (1,805,015)       (5,265,499)
   Class C                    (33,746)         (83,111)         (196,116)
 From net realized gain on
  investments:
   Class A                     (3,188)              --            (5,184)
   Class B                     (6,352)              --            (8,975)
   Class C                       (182)              --              (233)
                       -------------------------------------------------
 Total dividends and
  distributions to
  shareholders             (1,107,232)      (2,934,382)       (8,375,892)
                       -------------------------------------------------

Capital share
 transactions:
 Net proceeds from sales of shares:
   Class A                162,831,085      662,753,783     1,088,735,323
   Class B                137,954,815      302,617,702       471,236,622
   Class C                 28,476,013       87,517,076        55,296,456

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions:
   Class A                    287,445          898,678         2,527,921
   Class B                    538,862        1,667,763         4,902,168
   Class C                     19,942           60,857           152,853
                       -------------------------------------------------
                          330,108,162    1,055,515,859     1,622,851,343

                                 2004            2003*              2002

 Cost of shares
  redeemed:
   Class A             $ (157,433,363)  $ (710,782,198)  $(1,093,968,714)
   Class B               (151,243,588)    (379,562,407)     (486,584,778)
   Class C                (20,775,964)     (81,828,038)      (60,948,200)
                       -------------------------------------------------
                         (329,452,915)  (1,172,172,643)   (1,641,501,692)
    Increase
     (decrease) in
     net assets
     derived from
     capital share
     transactions             655,247     (116,656,784)      (18,650,349)
                       -------------------------------------------------
    Net increase
     (decrease) in
     net assets               646,792     (116,650,445)      (18,638,086)

NET ASSETS:
Beginning of period    $  545,150,800   $  661,801,245   $   680,439,331
                       -------------------------------------------------
End of period          $  545,797,592   $  545,150,800   $   661,801,245
                       =================================================

* The Fund changed its fiscal year end from December 31 to October 31.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                         JANUARY 1,
                                            SIX MONTHS      2003                                CLASS A
                                              ENDED        THROUGH     ---------------------------------------------------------
                                            APRIL 30,    OCTOBER 31,                    YEAR ENDED DECEMBER 31,
                                              2004*        2003**        2002       2001       2000       1999            1998
Net asset value at beginning of period       $   1.00     $   1.00     $   1.00   $   1.00   $   1.00   $   1.00        $   1.00
                                             --------     --------     --------   --------   --------   --------        --------
Net investment income                            0.00(b)      0.00(b)      0.01       0.04       0.06       0.05            0.05
Net realized gain on investments                 0.00(b)        --         0.00(b)       --        --         --              --
                                             --------     --------     --------   --------   --------   --------        --------
Total from investment operations                 0.00(b)      0.00(b)      0.01       0.04       0.06       0.05            0.05
                                             --------     --------     --------   --------   --------   --------        --------
Less dividends and distributions:
  From net investment income                    (0.00)(b)     (0.00)(b)    (0.01)    (0.04)     (0.06)     (0.05)          (0.05)
  From net realized gain on investments         (0.00)(b)        --       (0.00)(b)       --       --         --              --
                                             --------     --------     --------   --------   --------   --------        --------
Total dividends and distributions               (0.00)(b)     (0.00)(b)    (0.01)    (0.04)     (0.06)     (0.05)          (0.05)
                                             --------     --------     --------   --------   --------   --------        --------
Net asset value at end of period             $   1.00     $   1.00     $   1.00   $   1.00   $   1.00   $   1.00        $   1.00
                                             ========     ========     ========   ========   ========   ========        ========
Total investment return (a)                      0.20%        0.44%        1.22%      3.72%      5.87%      4.65%           5.01%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income                        0.41%+       0.53%+       1.20%      3.59%      5.71%      4.56%           4.90%
    Net expenses                                 0.70%+       0.70%+       0.70%      0.70%      0.70%      0.70%           0.70%
    Expenses (before reimbursement)              1.12%+       1.01%+       0.94%      0.90%      0.89%      0.85%           0.93%
Net assets at end of period (in 000's)       $179,661     $173,978     $221,106   $223,807   $167,720   $189,336        $149,751

                                                         JANUARY 1,
                                            SIX MONTHS      2003                        CLASS C
                                              ENDED        THROUGH     -----------------------------------------
                                            APRIL 30,    OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                              2004*        2003**        2002       2001       2000       1999
Net asset value at beginning of period       $  1.00       $  1.00     $  1.00    $  1.00     $ 1.00     $ 1.00
                                             -------       -------     -------    -------     ------     ------
Net investment income                           0.00(b)       0.00(b)     0.01       0.04       0.06       0.05
Net realized gain on investments                0.00(b)         --        0.00(b)      --         --         --
                                             -------       -------     -------    -------     ------     ------
Total from investment operations                0.00(b)       0.00(b)     0.01       0.04       0.06       0.05
                                             -------       -------     -------    -------     ------     ------
Less dividends and distributions:
  From net investment income                   (0.00)(b)     (0.00)(b)   (0.01)     (0.04)     (0.06)     (0.05)
  From net realized gain on investments        (0.00)(b)        --       (0.00)(b)      --        --         --
                                             -------       -------     -------    -------     ------     ------
Total dividends and distributions              (0.00)(b)     (0.00)(b)   (0.01)     (0.04)     (0.06)     (0.05)
                                             -------       -------     -------    -------     ------     ------
Net asset value at end of period             $  1.00       $  1.00     $  1.00    $  1.00     $ 1.00     $ 1.00
                                             =======       =======     =======    =======     ======     ======
Total investment return (a)                     0.20%         0.44%       1.22%      3.72%      5.87%      4.65%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income                       0.41%+        0.53%+      1.20%      3.59%      5.71%      4.56%
    Net expenses                                0.70%+        0.70%+      0.70%      0.70%      0.70%      0.70%
    Expenses (before reimbursement)             1.12%+        1.01%+      0.94%      0.90%      0.89%      0.85%
Net assets at end of period (in 000's)       $24,677       $16,958     $11,207    $16,706     $9,364     $2,154


                                            SEPTEMBER 1,***
                                                THROUGH
                                             DECEMBER 31,
                                                 1998
Net asset value at beginning of period          $ 1.00
                                                ------
Net investment income                             0.02
Net realized gain on investments                    --
                                                ------
Total from investment operations                  0.02
                                                ------
Less dividends and distributions:
  From net investment income                     (0.02)
  From net realized gain on investments             --
                                                ------
Total dividends and distributions                (0.02)
                                                ------
Net asset value at end of period                $ 1.00
                                                ======
Total investment return (a)                       1.60%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income                         4.90%+
    Net expenses                                  0.70%+
    Expenses (before reimbursement)               0.93%+
Net assets at end of period (in 000's)          $   18

*    Unaudited.
     The Fund changed its fiscal year end from December 31 to
**   October 31.
***  Class C shares were first offered on September 1, 1998.
+    Annualized.
(a)  Total return is not annualized.
(b)  Less than one cent per share.

 14   MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

             JANUARY 1,
SIX MONTHS      2003                                CLASS B
  ENDED        THROUGH     ---------------------------------------------------------
APRIL 30,    OCTOBER 31,                    YEAR ENDED DECEMBER 31,
  2004*        2003**        2002       2001       2000       1999            1998
 $   1.00     $   1.00     $   1.00   $   1.00   $   1.00   $   1.00        $   1.00
 --------     --------     --------   --------   --------   --------        --------
     0.00(b)      0.00(b)      0.01       0.04       0.06       0.05            0.05
     0.00(b)        --         0.00(b)       --        --         --              --
 --------     --------     --------   --------   --------   --------        --------
     0.00(b)      0.00(b)      0.01       0.04       0.06       0.05            0.05
 --------     --------     --------   --------   --------   --------        --------
    (0.00)(b)     (0.00)(b)    (0.01)    (0.04)     (0.06)     (0.05)          (0.05)
    (0.00)(b)        --       (0.00)(b)       --       --         --              --
 --------     --------     --------   --------   --------   --------        --------
    (0.00)(b)     (0.00)(b)    (0.01)    (0.04)     (0.06)     (0.05)          (0.05)
 --------     --------     --------   --------   --------   --------        --------
 $   1.00     $   1.00     $   1.00   $   1.00   $   1.00   $   1.00        $   1.00
 ========     ========     ========   ========   ========   ========        ========
     0.20%        0.44%        1.22%      3.72%      5.87%      4.65%           5.01%
     0.41%+       0.53%+       1.20%      3.59%      5.71%      4.56%           4.90%
     0.70%+       0.70%+       0.70%      0.70%      0.70%      0.70%           0.70%
     1.12%+       1.01%+       0.94%      0.90%      0.89%      0.85%           0.93%
 $341,460     $354,215     $429,488   $439,927   $408,275   $458,391        $424,174

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Money Market Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, Class B shares and Class C shares whose distribution commenced on January 3, 1995, May 1, 1986 and September 1, 1998, respectively. The shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions.

The Fund's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

The Fund's principal investments include derivatives such as variable rate master demand notes, "floating-rate notes" and mortgage-related and asset-backed securities. If expectations about change in interest rates, or assessments of an issuer's creditworthiness or market conditions are wrong, the use of derivatives or other investments could result in a loss.

The Fund also invests in foreign securities which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws and restrictions.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) VALUATION OF FUND SHARES. The Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B) SECURITIES VALUATION. Securities are valued at their amortized cost, which approximates market value except for the Merrill Lynch Premier Institutional Fund which is valued at market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. Dividends are declared daily and paid monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts

 16   MainStay Money Market Fund
clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.50% up to $300 million, 0.45% on assets from $300 million to $700 million, 0.40% on assets from $700 million to $1 billion and 0.35% on assets in excess of $1 billion. The Manager has voluntarily agreed to assume the expenses of the Fund to the extent that such expenses would exceed on an annual basis 0.70% of the average daily net assets of the Fund. For the six months ended April 30, 2004 the Manager earned from the Fund $1,291,590 and reimbursed the Fund $1,129,523.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of the Fund's average daily net assets of 0.25% up to $300 million, 0.225% on assets from $300 million to $700 million, 0.20% on assets from $700 million to $1 billion and 0.175% on assets in excess of $1 billion. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) CONTINGENT DEFERRED SALES CHARGE. Although the Fund does not assess a contingent deferred sales charge upon redemption of Class B or Class C shares of the Fund, the applicable contingent deferred sales charge will be assessed when shares are redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another Fund in the Trust. The Fund was advised that NYLIFE Distributors LLC (the "Distributor"), an indirect wholly owned subsidiary of New York Life, received from shareholders the proceeds from contingent deferred sales charges for the six months ended April 30, 2004, in the amount of $332,583.

(C) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended April 30, 2004 amounted to $1,500,157.

(D) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Money Market Fund only pays a portion of the fees identified above.

(E) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $6,277 for the six months ended April 30, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $40,433 for the six months ended April 30, 2004.

NOTE 4 -- FEDERAL INCOME TAX:

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets represent tax-based distributions of ordinary income.

                                                    www.mainstayfunds.com     17

NOTE 5 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                    SIX MONTHS ENDED
                                    APRIL 30, 2004*
                               CLASS A    CLASS B   CLASS C
Shares sold                    162,831    137,955    28,476
-----------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions                287        539        20
-----------------------------------------------------------
                               163,118    138,494    28,496
-----------------------------------------------------------
Shares redeemed              (157,433)  (151,244)  (20,776)
-----------------------------------------------------------
Net increase (decrease)          5,685   (12,750)     7,720
-----------------------------------------------------------

                                   JANUARY 1, THROUGH
                                   OCTOBER 31, 2003**
                               CLASS A    CLASS B   CLASS C
Shares sold                    662,754    302,618    87,517
-----------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions                899      1,667        61
-----------------------------------------------------------
                               663,653    304,285    87,578
-----------------------------------------------------------
Shares redeemed              (710,776)  (379,565)  (81,828)
-----------------------------------------------------------
Net increase (decrease)       (47,123)   (75,280)     5,750
-----------------------------------------------------------

                                      YEAR ENDED
                                  DECEMBER 31, 2002
                               CLASS A    CLASS B   CLASS C
Shares sold                  1,088,735    471,237    55,296
-----------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                  2,528      4,902       153
-----------------------------------------------------------
                             1,091,263    476,139    55,449
-----------------------------------------------------------
Shares redeemed            (1,093,969)  (486,585)  (60,948)
-----------------------------------------------------------
Net decrease                   (2,706)   (10,446)   (5,499)
-----------------------------------------------------------

 * Unaudited.
** The Fund changed its fiscal year end from December 31 to October 31.

NOTE 6 -- OTHER MATTERS:

(A) On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's reports on the Trust's financial statements for the period ended October 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

(B) NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. NYLIM and the MainStay Equity Index Fund are currently seeking to resolve the SEC Staff's concerns regarding these matters, although there can be no assurance at this time as to the outcome of these efforts.

 18   MainStay Money Market Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              55           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Manager, NYLIFE Distributors LLC; Vice
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 portfolios);
                                                 President, Eclipse Funds Inc. (10
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                23           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   23           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           23           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                23           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               23           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

                                                    www.mainstayfunds.com     19

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES*
        MICHAEL H.        Trustee since 2003     Retired. Independent Consultant (1999 to            23           None
        SUTTON(+)                                present) (accounting and capital market
        9/19/40                                  regulation); Consultant, Financial
                                                 Accounting Standards Board (1998 to
                                                 1999); Chief Accountant, United States
                                                 Securities and Exchange Commission (1995
                                                 to 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Trustee since 1994     Advisor (July 2003 to present) and                  23           None
        TRUTANIC                                 Managing Director (2001 to 2003), The
        2/13/52                                  Carlyle Group (private investment firm);
                                                 Chairman and Chief Executive Officer,
                                                 Somerset Group (financial advisory firm);
                                                 Senior Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             36           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.;
                                                 Manager, NYLIFE Distributors LLC;
                                                 Director, New York Life Trust Company.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    61           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Chief Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ROBERT A.         Secretary since 2001   Senior Managing Director, General Counsel           55           None
        ANSELMI                                  and Secretary, New York Life Investment
        10/19/46                                 Management LLC (including predecessor
                                                 advisory organizations); Secretary, New
                                                 York Life Investment Management Holdings
                                                 LLC; Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIFE Distributors LLC;
                                                 Secretary, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds Inc., and Eclipse Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc., (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             55           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 NYLIFE Securities Inc.; Vice
                                                 President-Financial Operations and Chief
                                                 Financial Officer, NYLIFE Distributors
                                                 LLC; Tax Vice President, New York Life
                                                 International, LLC; Tax Vice President,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     + Resigned effective June 11, 2004.

 20   MainStay Money Market Fund

MAINSTAY FUNDS

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Core Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT AUDITORS

KPMG LLP

                                                    www.mainstayfunds.com     21

                       This page intentionally left blank

(MAINSTAY LOGO)

------------------------------------------------
GNot FDIC insured. G No bank guarantee. G May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com

(C) 2004 by NYLIFE Distributors LLC. All rights reserved.
                                                              The MainStay Funds
                                                      SEC File Number: 811-04550

NYLIM-A05386         RECYCLE.LOGO                                   MSMM10-06/04

[NY LIFE MAINSTAY LOGO]

                                             MAINSTAY(R)
                                             TAX FREE BOND FUND

                                             The MainStay(R) Funds

                                             Semiannual Report
                                             Unaudited

                                             April 30, 2004

                       This page intentionally left blank

 2   MainStay Tax Free Bond Fund

MESSAGE FROM
THE PRESIDENT

Most domestic and international stock markets advanced during the six months ended April 30, 2004. The U.S. economy generally improved, with real gross domestic product growing at a seasonally adjusted annual rate of 4.1% in the fourth quarter of 2003 and, according to preliminary estimates, rising 4.4% in the first quarter of 2004. Inflation remained relatively modest throughout the reporting period but increased enough to reassure the Federal Reserve that unwanted deflation was no longer a serious concern.

Increases in corporate productivity led to worries that we might be having a "jobless recovery." In early April, however, the release of March employment figures showed a dramatic rise in nonfarm payrolls. Unfortunately, the combination of higher employment and rising inflation suggested that the Federal Reserve might soon move to raise interest rates. Bond markets adjusted to accommodate this perception, with yields rising and prices declining in April. The stock market, which had recorded relatively steady gains since mid-March of 2003, became increasingly volatile from late January through the end of April 2004.

In March and April, bond yields rose to reflect the increasing likelihood of a less-accommodative monetary policy. Since bond prices and yields tend to move in opposite directions, several bond indices recorded negative price performance during the six-month reporting period, but most provided positive total returns.

A weak U.S. dollar helped strengthen the performance of international stocks and was good news for U.S. exporters. The strengthening Japanese economy was greeted as positive news by international investors, but moves to decelerate the rapid economic growth in China were not as favorably received. Several international markets provided double-digit total returns for the six-month reporting period.

On January 1, 2004, the Eclipse Funds were re-branded as MainStay Funds. The change was part of a repositioning initiative at New York Life Investment Management LLC. During the reporting period, some Funds were merged, others liquidated, and still others renamed. The result was a single, robust, and integrated mutual fund family that gives investors a more comprehensive array of alternatives.

At MainStay, each of our Funds seeks to achieve its investment objective through consistent application of an established investment process. Whether the investments you've chosen use quantitative analysis, fundamental research, or a combination of the two, our disciplines remain the same, even when the markets move. We believe that our time-tested investment strategies can help you pursue your long-range goals with confidence. We hope to continue to serve your investment needs for many years to come.

Sincerely,

/s/ GARY E. WENDLANDT

Gary E. Wendlandt

President

   TABLE OF CONTENTS

   Message from the President                     3
---------------------------------------------------

   Investment and Performance Comparison          4
---------------------------------------------------

   Portfolio Management Discussion and
   Analysis                                       7
---------------------------------------------------

   Portfolio Composition                          8

   Portfolio of Investments                       9
---------------------------------------------------

   Financial Statements                          14
---------------------------------------------------

   Notes to Financial Statements                 20
---------------------------------------------------

   Trustees and Officers                         24
---------------------------------------------------

   MainStay(R) Funds                             26

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

                                                              SIX     ONE     FIVE    TEN
BENCHMARKS                                                   MONTHS   YEAR   YEARS   YEARS
LEHMAN BROTHERS(R) MUNICIPAL BOND INDEX(1)                   1.19%   2.68%   5.44%   6.46%
TAX FREE BOND COMPOSITE INDEX(2)                             1.12    2.55    5.54    6.57
AVERAGE LIPPER GENERAL MUNICIPAL DEBT FUND(3)                0.94    2.22    4.14    5.48

 CLASS A SHARES
--------------------------------------------------------------------------------

                            SIX      ONE    FIVE     TEN
TOTAL RETURNS              MONTHS   YEAR    YEARS   YEARS
---------------------------------------------------------
With sales charges         -3.63%   -4.64%  2.67%   4.46%
Excluding sales charges     0.91    -0.15   3.62    4.94

                                                 MAINSTAY TAX FREE BOND           TAX FREE BOND              LEHMAN BROTHERS
PERIOD-END                                                FUND                   COMPOSITE INDEX          MUNICIPAL BOND INDEX
----------                                       ----------------------          ---------------          --------------------
4/30/94                                                  $  955                      $1,000                      $1,000
                                                          1,005                       1,068                       1,067
                                                          1,061                       1,153                       1,151
                                                          1,130                       1,230                       1,228
                                                          1,227                       1,347                       1,342
                                                          1,295                       1,442                       1,435
                                                          1,236                       1,424                       1,422
                                                          1,351                       1,577                       1,569
                                                          1,436                       1,690                       1,679
                                                          1,549                       1,842                       1,822
4/30/04                                                   1,546                       1,889                       1,871

                                                  -- MainStay Tax Free Bond Fund
                                                -- Tax Free Bond Composite Index
                                         -- Lehman Brothers Municipal Bond Index

 CLASS B SHARES
--------------------------------------------------------------------------------

                            SIX      ONE    FIVE     TEN
TOTAL RETURNS              MONTHS   YEAR    YEARS   YEARS
---------------------------------------------------------
With sales charges         -4.17%   -5.21%  3.02%   4.65%
Excluding sales charges     0.79    -0.40   3.36    4.65

                                                 MAINSTAY TAX FREE BOND           TAX FREE BOND              LEHMAN BROTHERS
PERIOD-END                                                FUND                   COMPOSITE INDEX          MUNICIPAL BOND INDEX
----------                                       ----------------------          ---------------          --------------------
4/30/94                                                  $1,000                      $1,000                      $1,000
                                                          1,047                       1,068                       1,067
                                                          1,103                       1,153                       1,151
                                                          1,171                       1,230                       1,228
                                                          1,270                       1,347                       1,342
                                                          1,336                       1,442                       1,435
                                                          1,272                       1,424                       1,422
                                                          1,388                       1,577                       1,569
                                                          1,470                       1,690                       1,679
                                                          1,582                       1,842                       1,822
4/30/04                                                   1,576                       1,889                       1,871

                                                  -- MainStay Tax Free Bond Fund
                                                -- Tax Free Bond Composite Index
                                         -- Lehman Brothers Municipal Bond Index

 CLASS C SHARES
--------------------------------------------------------------------------------

                            SIX      ONE    FIVE     TEN
TOTAL RETURNS              MONTHS   YEAR    YEARS   YEARS
---------------------------------------------------------
With sales charges         -0.21%   -1.37%  3.36%   4.65%
Excluding sales charges     0.79    -0.40   3.36    4.65

                                                 MAINSTAY TAX FREE BOND           TAX FREE BOND              LEHMAN BROTHERS
PERIOD-END                                                FUND                   COMPOSITE INDEX          MUNICIPAL BOND INDEX
----------                                       ----------------------          ---------------          --------------------
4/30/94                                                  $1,000                      $1,000                      $1,000
                                                          1,047                       1,068                       1,067
                                                          1,103                       1,153                       1,151
                                                          1,171                       1,230                       1,228
                                                          1,270                       1,347                       1,342
                                                          1,336                       1,442                       1,435
                                                          1,272                       1,424                       1,422
                                                          1,388                       1,577                       1,569
                                                          1,470                       1,690                       1,679
                                                          1,582                       1,842                       1,822
4/30/04                                                   1,576                       1,889                       1,871

                                                  -- MainStay Tax Free Bond Fund
                                                -- Tax Free Bond Composite Index
                                         -- Lehman Brothers Municipal Bond Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $1,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12-b fee of 0.5%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 0.5%. Performance of Class A and Class C shares, first offered 1/3/95 and 9/1/98, respectively, includes the historical performance of Class B shares from inception (5/1/86) through 12/31/94 for Class A and through 8/31/98 for Class C, adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for such shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Tax Free Bond Fund

1. The Lehman Brothers(R) Municipal Bond Index is an unmanaged index that includes approximately 15,000 municipal bonds that are rated Baa or better by Moody's and have a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. The Tax Free Bond Composite Index is an unmanaged index that is comprised of the Lehman Brothers(R) Municipal Bond Index and the Lehman Brothers(R) Municipal Insured Index weighted 50%/50%. The Lehman Brothers(R) Municipal Insured Index includes all the insured bonds in the Lehman Brothers(R) Municipal Bond Index with a maturity of at least one year and a rating of Baa or better by Moody's. Results assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly into an index or a composite.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

                                                     www.mainstayfunds.com     5

 $1,000 INVESTED IN MAINSTAY TAX FREE BOND FUND
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                       ENDING ACCOUNT                          VALUE
                                                        VALUE (BASED                         (BASED ON
                                       BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                        ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                         VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
SHARE CLASS                             11/1/03           4/30/04            PERIOD          EXPENSES)           PERIOD
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES(1)                       $1,000             $1,009              $5              $1,045              $5
------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES(1)                       $1,000             $1,008              $6              $1,044              $7
------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES(1)                       $1,000             $1,008              $6              $1,044              $7
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).

 6   MainStay Tax Free Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers John Fitzgerald and Laurie Walters of MacKay Shields LLC

WHAT MAJOR FACTORS INFLUENCED THE FINANCIAL MARKETS DURING THE SIX-MONTHS ENDED APRIL 30, 2004?

For most of the reporting period, economic signals were mixed. In April 2004, however, key economic releases showed that core inflation had risen at a 0.4% monthly rate, nonfarm payrolls had grown by 308,000, and first-quarter 2004 real gross domestic product had surpassed the 4.1% annualized growth rate in the fourth-quarter of 2003. The risk of deflation appeared to be waning, while trend-level growth seemed to be firming.

HOW DID THESE FACTORS AFFECT MUNICIPAL BONDS?

Two-year, five-year, 10-year, and 30-year AAA-rated municipal bonds began the reporting period with yields of 1.3%, 2.4%, 3.7%, and 4.8%, respectively. At the end of the reporting period, the benchmark municipal bond rates had risen to 1.8%, 3.0%, 4.0%, and 5.0%, respectively. The rise, however, was anything but steady. For most of the six-month period, yields declined. In March 2004, AAA-rated 10-year municipal yields fell to levels that no longer attracted investors. Yields on these securities later rose to 91% of the yields on comparable-duration U.S. Treasuries. They then dropped back to 88% at the end of April. We believe that on an absolute basis and in comparison to Treasuries, municipal bonds closed the period at their most attractive levels in the last two years.

WHAT WAS THE FUND'S DURATION STRATEGY?

The Fund's duration positioning had mixed results for the six-month reporting period. We believed that the Federal Reserve's accommodative policy would eventually spark job growth and lead to higher interest rates, but the process took longer than we anticipated. The Fund's short-duration bias detracted from Fund performance as yields fell in January and February but helped as yields rose in late March and April. We lengthened the Fund's duration to a neutral position at the end of the semiannual period. By then, we believed that stronger employment growth had been priced into the municipal markets and that increased retail demand was evident at the higher yield levels.

WHAT POSITIONING DECISIONS SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE?

The Fund's overweighted position in tobacco settlement asset-backed securities strengthened performance during the six-month period. Yield spreads in this sector tightened in response to reduced litigation risk and investors' increased appetite for higher-yielding credits. Unfortunately, the Fund also had an overweighted position in bonds with five-year maturities, which detracted from performance. This sector underperformed when investors began to anticipate a less accommodative Federal Reserve policy.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

Although the Fund remains overweighted in tobacco-settlement bonds, we reduced exposure to these securities from 5.3% to 3.2% of net assets. Although litigation uncertainties remain, the Illinois Supreme Court decision to hear the Miles litigation appeal and a U.S. Supreme Court ruling limiting punitive damages reduced the amount of litigation risk priced into these securities. New issuance was limited to double-barreled obligations or bonds where municipalities agree to make up any shortfalls resulting from lower tobacco shipments. The yields on these new issues were significantly lower than the yields of stand-alone credits owned in the Fund. The lack of issuance led to tighter credit spreads, which we now believe more adequately reflect risks in the sector.

We also reduced the Fund's holdings in zero-coupon securities from a 3.8% weighting to a 0.4% weighting during December 2003 and January 2004, when interest rates were still declining and yield spreads were tighter. This move proved to be highly beneficial for the Fund, as yield spreads later widened and liquidity dried up when interest rates rose during late March and April.

ARE STATE BUDGET DEFICITS STILL A CONCERN?

The situation is clearly improving. According to the National Conference of State Legislators (NCSL), state budgets for the 2004 fiscal year now collectively have an estimated $6 billion surplus (a year ago, a $78 billion deficit was predicted). The projected deficit for the 2005 fiscal year that begins in July is $36 billion (some 54% less than last year's estimate). Although there is still work to be done, service and payroll reductions, spending restraint, and higher taxes have all helped.


Past performance is no guarantee of future results. Investment objectives may not be met, as the underlying investment options are subject to market risk and fluctuations in value. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. A portion of income may be subject to state and local taxes or the alternative minimum tax.

                                                     www.mainstayfunds.com     7

HOW ARE SUPPLY-AND-DEMAND DYNAMICS LIKELY TO AFFECT THE MUNICIPAL MARKET?

We believe that the supply-and-demand scenario is positive. With the cancellation of several planned refunding deals and a tapering off of tobacco-sector issuance, we expect supply to continue to decline over the balance of the year after record issuance in each of the last two years. We expect retail demand to increase in response to the attractive absolute and relative valuations of municipal bonds seen at the end of April.

HOW WILL YOU POSITION THE FUND GOING FORWARD?

We intend to maintain the Fund's neutral duration posture for the time being. While we agree with the consensus that the Federal Reserve will likely embark on a tightening campaign later this year, we also feel that the market is too aggressive in its assumptions of very strong economic growth, heightened inflation, and multiple increases in the targeted federal funds rate. We currently view 30-year municipal bonds with yields above 5% as attractive relative to other asset classes, and we will monitor economic data over the next few months to determine whether a more defensive Fund posture is justified.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 PORTFOLIO COMPOSITION AS OF APRIL 30, 2004

(PORTFOLIO COMPOSITION PIE CHART)

                                                                                                   CASH AND OTHER ASSETS (LESS
MUNICIPAL BONDS                                                 CUMULATIVE PREFERRED STOCKS                LIABILITIES)
---------------                                                 ---------------------------        ---------------------------
94.7%                                                                       3.20%                               2.10%

 8   MainStay Tax Free Bond Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2004 UNAUDITED

                                                       PRINCIPAL
                                                          AMOUNT           VALUE
LONG-TERM MUNICIPAL BONDS (94.7%)+
--------------------------------------------------------------------------------
ALABAMA (4.0%)
Huntsville Alabama Health Care
  Authority, Series A
  5.75%, due 6/1/31                                 $  2,500,000   $   2,591,525
Phoenix County Alabama Industrial Development
  Board Environmental Improvement Revenue 6.35%,
  due 5/15/35 (b)                                      3,000,000       3,112,560
University of Alabama-Birmingham University
  Revenues 6.00%, due 10/1/16-10/1/17                  5,995,000       6,770,513
                                                                   -------------
                                                                      12,474,598
                                                                   -------------
ALASKA (0.9%)
Northern Tobacco Securitization Corp. Alaska
  Tobacco Settlements Asset-Backed Bonds
  6.50%, due 6/1/31                                    3,055,000       2,789,673
                                                                   -------------

CALIFORNIA (4.8%)
California Infrastructure & Economic Development
  Bank Revenue Kaiser Hospital Asset I-LLC
  Series A
  5.55%, due 8/1/31                                    2,000,000       2,023,320
California State
  Various Purposes
  5.25%, due 4/1/34                                    2,040,000       2,016,233
California Statewide Communities
  Development Authority Certificates Partnership
  Catholic Healthcare West 6.50%, due 7/1/20           2,000,000       2,157,240
Los Angeles California
  Unified School District
  Series D
  5.625%, due 7/1/17 (d)                               2,000,000       2,271,280
* 5.75%, due 7/1/16                                    6,000,000       6,869,400
                                                                   -------------
                                                                      15,337,473
                                                                   -------------

                                                       PRINCIPAL
                                                          AMOUNT           VALUE
COLORADO (1.6%)
Colorado Department of
  Transportation Revenue
  Series A
  5.00%, due 12/15/16                               $  3,500,000   $   3,723,930
Denver Colorado Health & Hospital Authority,
  Healthcare Revenue
  Series A
  6.00%, due 12/1/23-12/1/31                           1,500,000       1,503,445
                                                                   -------------
                                                                       5,227,375
                                                                   -------------
DELAWARE (0.7%)
Delaware State Economic
  Development Authority
  Revenue Pollution Control
  Delmarva Power
  Series C
  4.90%, due 5/1/26                                    2,250,000       2,383,898
                                                                   -------------
FLORIDA (5.6%)
Capital Trust Agency Florida
  Multi-family Revenue Housing Shadow Run Project
  Series A
  5.15%, due 11/1/30                                   2,190,000       2,343,037
Highlands County Florida
  Health Facilities Authority
  Revenue Hospital Adventist
  Health Systems D
  5.375%, due 11/15/35                                 5,000,000       5,016,500
Meadow Pointe Community
  Development
  District of Florida Capital
  Improvement Revenue
  Series B
  5.125%, due 11/1/07                                  1,000,000         997,150
  5.25%, due 11/1/07                                   2,270,000       2,253,905
Oakstead Florida Community
  Development District
  Capital Improvement Revenue
  Series B
  5.90%, due 5/1/07                                    1,745,000       1,751,404
Orange County Florida
  Health Facilities Authority
  Revenue Hospital Adventist
  Health Systems
  5.625%, due 11/15/32                                 3,000,000       3,098,940
Tampa Florida Utility Tax &
  Special Revenue Refunding
  6.00%, due 10/1/08                                   1,500,000       1,700,520

+ Percentages indicated are based on Fund net assets.
* Fund's 10 largest holdings. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com     9

                                                       PRINCIPAL
                                                          AMOUNT           VALUE
LONG-TERM MUNICIPAL BONDS (CONTINUED)
--------------------------------------------------------------------------------
FLORIDA (CONTINUED)
Waterchase Community Development
  District of Florida Capital
  Improvement Revenue
  Series B
  5.90%, due 5/1/08                                 $    800,000   $     798,736
                                                                   -------------
                                                                      17,960,192
                                                                   -------------
ILLINOIS (9.9%)
Chicago Illinois Board of Education
  5.875%, due 12/1/14 (d)                              3,130,000       3,591,738
Chicago Illinois Park District
  Harbor Facility Revenue
  5.50%, due 1/1/09                                    2,085,000       2,312,849
*Chicago Illinois Wastewater
  Transmission Revenue
  Refunding-Second Lien
  5.50%, due 1/1/30                                    7,000,000       7,571,620
Chicago Illinois Water Revenue
  6.50%, due 11/1/15                                   3,005,000       3,610,598
Illinois Health Facilities
  Authority Revenue
  OSF Healthcare System
  6.25%, due 11/15/29                                  4,000,000       4,187,680
Illinois Health Facilities
  Authority Revenue
  Lake Forest Hospital
  Series A
  5.75%, due 7/1/29                                    2,000,000       2,068,940
Illinois State Sales Tax Revenue
  Second Series
  5.50%, due 6/15/17                                   4,000,000       4,454,000
State of Illinois
  First Series
  5.75%, due 6/1/14 (d)                                3,450,000       3,918,821
                                                                   -------------
                                                                      31,716,246
                                                                   -------------
KANSAS (1.6%)
Burlington Kansas Pollution
  Control Refunding Gas & Electric Co. Project
  7.00%, due 6/1/31                                    5,000,000       5,266,500
                                                                   -------------
LOUISIANA (1.3%)
State of Louisiana Offshore Terminal Authority,
  Deepwater Port Revenue
  Series C
  5.25%, due 9/1/16                                    3,970,000       4,104,385
                                                                   -------------

                                                       PRINCIPAL
                                                          AMOUNT           VALUE
MASSACHUSETTS (5.4%)
Massachusetts Bay Transportation Authority Revenue
  Assessment Series A
  5.25%, due 7/1/16 (d)                             $  4,430,000   $   4,910,079
  5.75%, due 7/1/18                                      210,000         232,625
  5.75%, due 7/1/18 (d)                                2,290,000       2,605,539
Massachusetts State
  Consolidated Loan
  Series C
  5.50%, due 10/1/09                                   4,000,000       4,440,640
Massachusetts State Health &
  Educational Facilities
  Authority Revenue Partners
  Healthcare Systems
  Series C
  5.75%, due 7/1/32                                    5,000,000       5,233,250
                                                                   -------------
                                                                      17,422,133
                                                                   -------------
MISSISSIPPI (0.0%)(e)
Mississippi Home Corporation Single Family Revenue
  Mortgage Series A-2
  4.70%, due 6/1/24 (b)                                   80,000          81,252
                                                                   -------------
NEBRASKA (0.4%)
Nebraska Investment Finance
  Authority, Single Family
  Housing Revenue
  Series C
  6.30%, due 9/1/28 (b)                                1,160,000       1,193,628
                                                                   -------------
NEVADA (2.5%)
*Clark County Nevada
  Bond Bank
  5.50%, due 7/1/14                                    5,460,000       5,972,803
Clark County Nevada Pollution
  Control Revenue
  Nevada Power Co. Project
  Series B
  6.60%, due 6/1/19                                    1,925,000       1,982,943
                                                                   -------------
                                                                       7,955,746
                                                                   -------------
NEW JERSEY (6.6%)
Cape May County New Jersey
  Industrial Pollution Control
  Financing Authority Revenue
  Atlantic City Electric Co.
  Project A
  7.20%, due 11/1/29 (b)                               3,000,000       3,135,360

 10   MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT           VALUE
LONG-TERM MUNICIPAL BONDS (CONTINUED)
--------------------------------------------------------------------------------
NEW JERSEY (CONTINUED)

*New Jersey Economic Development Authority Revenue
  Transportation Project
  Series A
  5.875%, due 5/1/14 (d)                            $  8,000,000   $   9,072,640
New Jersey State Trust Fund
  Transportation Authority System
  Series C
  5.50%, due 12/15/17                                  3,810,000       4,246,245
Tobacco Settlement
  Financing Corp. of
  New Jersey
  6.125%, due 6/1/24                                   5,000,000       4,740,100
                                                                   -------------
                                                                      21,194,345
                                                                   -------------
NEW YORK (22.1%)
Long Island Power Authority New York Electric
  System Revenue
  Series A
  5.50%, due 12/1/12 (d)                               2,470,000       2,786,481
Metropolitan Transportation
  Authority New York
  Commuter Facilities Revenue
  Series A
* 5.625%, due 7/1/27 (d)                               9,500,000      10,634,110
  5.75%, due 7/1/21 (d)                                1,000,000       1,123,730
Metropolitan Transportation
  Authority of New York
  Revenue
  Series A
  5.00%, due 11/15/25                                  1,500,000       1,515,030
  5.00%, due 11/15/32                                  4,000,000       4,001,400
Nassau County New York
  Interim Finance Authority
  Sales Tax Secured
  Series A
  5.75%, due 11/15/12 (d)                              1,000,000       1,141,180
New York City General Obligation Series E
* 5.875%, due 8/1/13                                  10,000,000      10,834,700
  Series D
  8.00%, due 8/1/04                                       30,000          30,494
*New York City Municipal Water
  Finance Authority Water & Sewer System Revenue
  Series C
  5.00%, due 6/15/35                                  12,200,000      12,036,154

                                                       PRINCIPAL
                                                          AMOUNT           VALUE
NEW YORK (CONTINUED)
New York State Dormitory
  Authority Lease Revenue
  Court Facilities City of
  New York
  5.75%, due 5/15/30                                $  2,000,000   $   2,149,180
New York State Dormitory
  Authority Revenue
  State Personal Income Tax
  Education,
  Series A
  5.00%, due 3/15/32                                   2,500,000       2,475,725
New York State Environmental
  Facilities Corp.
  Pollution Control Revenue,
  State Water Revolving Fund Series A
  7.50%, due 6/15/12                                     295,000         304,779
  Series B
  7.50%, due 3/15/11                                      35,000          35,171
New York State Thruway Authority
  Highway & Bridge Trust Fund
  Series B-1
  5.75%, due 4/1/16                                    2,500,000       2,781,225
New York University
  Series A
  6.00%, due 7/1/19                                    3,700,000       4,334,180
  Series B
  7.50%, due 5/15/11                                   2,870,000       3,389,383
  7.50%, due 5/15/11 (d)                               1,740,000       2,123,148
  Series C
  7.375%, due 5/15/10                                  4,720,000       5,487,094
Service Contract Revenue
  Local Highway & Bridge
  Series B-1
  5.75%, due 4/1/16 (d)                                  100,000         109,300
Triborough Bridge & Tunnel
  Authority
  New York Revenues
  5.00%, due 11/15/32                                  3,500,000       3,501,120
                                                                   -------------
                                                                      70,793,584
                                                                   -------------
NORTH CAROLINA (5.0%)
North Carolina Eastern
  Municipal
  Power Agency Systems
  Revenue Series A
  5.50%, due 1/1/12 (d)                                2,000,000       2,131,720
  Series D
  6.75%, due 1/1/26                                    2,000,000       2,194,700

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                       PRINCIPAL
                                                          AMOUNT           VALUE
LONG-TERM MUNICIPAL BONDS (CONTINUED)
--------------------------------------------------------------------------------
NORTH CAROLINA (CONTINUED)
North Carolina Housing Finance
  Agency Home Ownership
  Series 13-A
  4.25%, due 1/1/28 (b)                             $  3,980,000   $   4,098,883
*North Carolina Municipal Power
  Power Agency N1 Catawba
  Electric Revenue
  Series B
  6.50%, due 1/1/20                                    7,000,000       7,642,950
                                                                   -------------
                                                                      16,068,253
                                                                   -------------
OHIO (0.7%)
Lorain County Ohio Hospital Revenue
  Catholic Healthcare
  5.375%, due 10/1/30                                  2,300,000       2,302,967
                                                                   -------------
PENNSYLVANIA (3.5%)
Allegheny County Port Authority Special Revenue
  Transportation
  6.25%, due 3/1/16 (d)                                3,750,000       4,336,688
  6.375%, due 3/1/15 (d)                               3,120,000       3,625,565
Philadelphia Pennsylvania
  School District
  Series A
  5.75%, due 2/1/11                                    3,000,000       3,390,150
                                                                   -------------
                                                                      11,352,403
                                                                   -------------
PUERTO RICO (1.4%)
Puerto Rico Commonwealth
  Infrastructure Financing
  Special Authority
  Series A
  5.50%, due 10/1/17                                   1,500,000       1,650,015
Puerto Rico Electric Power
  Authority Revenue
  Series HH
  5.25%, due 7/1/29                                    2,750,000       2,819,108
                                                                   -------------
                                                                       4,469,123
                                                                   -------------
SOUTH CAROLINA (2.3%)
Charleston County
  South Carolina
  Public Improvement
  6.125%, due 9/1/11                                   2,425,000       2,771,896

                                                       PRINCIPAL
                                                          AMOUNT           VALUE
SOUTH CAROLINA (CONTINUED)
South Carolina Jobs Economic
  Development Authority
  Revenue
  Bon Secours Health Systems
  Incorporated
  5.625%, due 11/15/30                              $  4,500,000   $   4,438,845
                                                                   -------------
                                                                       7,210,741
                                                                   -------------
TEXAS (8.0%)
Austin Texas Water & Wastewater
  System Revenue
  5.75%, due 5/15/15                                   2,900,000       3,221,320
Dallas Fort Worth Texas
  International
  Airport Facilities
  Improvement
  Revenue
  Series A
  6.00%, due 11/1/28 (b)                               4,000,000       4,237,840
El Paso Texas General
  Obligation
  5.875%, due 8/15/11                                  1,000,000       1,099,510
Harris County Texas Health
  Facilities Development Hospital Corp. Revenue
  Memorial Hermann
  Healthcare
  Series A
  6.375%, due 6/1/29                                   1,500,000       1,685,730
  Saint Luke's Episcopal
  Hospital
  5.375%, due 2/15/26                                  3,500,000       3,533,320
Jefferson County Texas Health
  Facility Development Corporation
  Texas Baptist Hospitals
  5.20%, due 8/15/21                                   1,125,000       1,154,138
San Antonio Texas
  Electric & Gas
  Series 2000
  5.00%, due 2/1/17 (d)                                5,040,000       5,405,248
San Antonio Texas
  Municipal Drain Utilities Systems Revenue
  5.00%, due 2/1/22                                      600,000         608,664
Tarrant Regional Water District
  Texas Water Revenue
  5.25%, due 3/1/17                                    2,500,000       2,664,400

 12   MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT           VALUE
LONG-TERM MUNICIPAL BONDS (CONTINUED)
--------------------------------------------------------------------------------
TEXAS (CONTINUED)
Texas State College
  Student Loan
  5.50%, due 8/1/10 (b)                             $  1,760,000   $   1,928,397
                                                                   -------------
                                                                      25,538,567
                                                                   -------------
WASHINGTON (2.2%)
*Seattle Washington Municipal
  Light & Power Revenue
  6.00%, due 10/1/15                                   6,500,000       7,142,655
                                                                   -------------
WEST VIRGINIA (0.4%)
Kanawha Mercer Nicholas Counties
  West Virginia Single Family
  Mortgage Revenue
  (zero coupon), due 2/1/15 (d)(f)                     2,230,000       1,277,233
                                                                   -------------
WISCONSIN (3.8%)
Badger Tobacco Asset
  Securitization Corp. Wisconsin
  Asset-Backed Bonds
  6.125%, due 6/1/27                                   2,800,000       2,604,252
State of Wisconsin
  Series C
  5.75%, due 5/1/11 (d)                                1,045,000       1,186,378
  6.00%, due 5/1/12 (d)                                4,590,000       5,273,084
  Series F
  5.50%, due 5/1/13 (d)                                1,030,000       1,156,505
State of Wisconsin Health &
  Education Facilities Authority
  Revenue Wheaton
  Franciscan Services
  5.75%, due 8/15/25                                   2,000,000       2,081,660
                                                                   -------------
                                                                      12,301,879
                                                                   -------------
Total Long-Term Municipal Bonds
  (Cost $288,077,735)                                                303,564,849
                                                                   -------------

CUMULATIVE PREFERRED STOCK (3.2%)
--------------------------------------------------------------------------------
*Charter Mac Equity Issuer Trust
  Series A-1
  7.10%, due 6/30/09 (a)                               9,000,000      10,323,450
                                                                   -------------

                                                       PRINCIPAL
                                                          AMOUNT           VALUE
Total Cumulative Preferred Stock
  (Cost $9,021,088)                                                $  10,323,450
                                                                   -------------

SHORT-TERM INVESTMENT (0.8%)
--------------------------------------------------------------------------------

TEXAS (0.8%)
Harris County Texas Industrial
  Development Corp. Pollution
  Control Revenue
  1.03%, due 3/1/24 (c)                             $  2,500,000       2,500,000
                                                                   -------------
Total Short-Term Investment
  (Cost $2,500,000)                                                    2,500,000
                                                                   -------------
Total Investments
  (Cost $299,598,823) (g)                                   98.7%    316,388,299(h)
Cash and Other Assets,
  Less Liabilities                                           1.3       4,134,764
                                                    ------------   -------------
Net Assets                                                 100.0%  $ 320,523,063
                                                    ============   =============

FUTURES CONTRACTS (-0.1%)
--------------------------------------------------------------------------------

                                                       CONTRACTS      UNREALIZED
                                                            LONG   DEPRECIATION(I)

United States Treasury Note
  June 2004 (10 Year)                                        250   $    (222,656)
                                                                   -------------
Total Future Contracts
  (Settlement Value $27,625,000)                                   $    (222,656)
                                                                   =============

(a)  May be sold to Institutional Investors only.
(b) Interest on these securities is subject to alternative minimum tax.
(c) Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par.
(d) Prerefunding Securities-issuer has or will issue new bonds and use the proceeds to purchase Treasury securities that mature at or near the same date as the original issue's call date.
(e)  Less than one tenth of a percent.
(f)  Non-income producing security.
(g) The cost stated for federal income tax purposes is $299,643,223.
(h)  At April 30, 2004, net unrealized appreciation was
     $16,745,076 based on cost for federal tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $18,309,345 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,564,269.
(i) Represents the difference between the value of the con-tracts at the time they were opened and the value at April 30, 2004.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $299,598,823)                $316,388,299
Cash                                                  45,600
Receivables:
  Interest                                         5,612,083
  Investment securities sold                       1,581,609
  Fund shares sold                                    98,759
Other assets                                          24,427
                                                ------------
    Total assets                                 323,750,777
                                                ------------
LIABILITIES:
Payables:
  Investment securities purchased                  1,601,197
  Manager                                            165,462
  Fund shares redeemed                               139,150
  NYLIFE Distributors                                125,660
  Transfer agent                                      83,322
  Variation margin on futures contracts               23,438
  Custodian                                            3,060
  Trustees                                             2,895
Accrued expenses                                      67,695
Dividends payable                                  1,015,835
                                                ------------
    Total liabilities                              3,227,714
                                                ------------
Net assets                                      $320,523,063
                                                ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     40,673
  Class B                                            284,572
  Class C                                              6,116
Additional paid-in capital                       341,758,814
Distributions in excess of net investment
  income                                            (173,499)
Accumulated net realized loss on investments     (37,960,433)
Net unrealized appreciation on investments        16,566,820
                                                ------------
Net assets                                      $320,523,063
                                                ============
CLASS A
Net assets applicable to outstanding shares     $ 39,337,668
                                                ============
Shares of beneficial interest outstanding          4,067,334
                                                ============
Net asset value per share outstanding           $       9.67
Maximum sales charge (4.50% of offering price)          0.46
                                                ------------
Maximum offering price per share outstanding    $      10.13
                                                ============
CLASS B
Net assets applicable to outstanding shares     $275,269,249
                                                ============
Shares of beneficial interest outstanding         28,457,168
                                                ============
Net asset value and offering price per share
  outstanding                                   $       9.67
                                                ============
CLASS C
Net assets applicable to outstanding shares     $  5,916,146
                                                ============
Shares of beneficial interest outstanding            611,601
                                                ============
Net asset value and offering price per share
  outstanding                                   $       9.67
                                                ============

 14   MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 8,226,095
                                                 -----------
EXPENSES:
  Manager                                          1,012,556
  Distribution -- Class B                            363,522
  Distribution -- Class C                              7,510
  Service -- Class A                                  50,866
  Service -- Class B                                 363,522
  Service -- Class C                                   7,510
  Transfer agent                                     164,171
  Professional                                        32,025
  Recordkeeping                                       30,140
  Shareholder communication                           25,144
  Registration                                        21,460
  Custodian                                           17,131
  Trustees                                             9,698
  Miscellaneous                                       25,366
                                                 -----------
    Total expenses                                 2,130,621
                                                 -----------
Net investment income                              6,095,474
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
  Security transactions                            2,755,845
  Futures transactions                            (1,280,535)
                                                 -----------
Net realized gain on investments                   1,475,310
                                                 -----------
Net change in unrealized appreciation
  (depreciation) on investments:
  Security transactions                           (4,028,141)
  Futures transactions                              (222,656)
                                                 -----------
Net unrealized loss on investments                (4,250,797)
                                                 -----------
Net realized and unrealized loss on investments   (2,775,487)
                                                 -----------
Net increase in net assets resulting from
  operations                                     $ 3,319,987
                                                 ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                    2004      2003*           2002
INCREASE (DECREASE)
IN NET ASSETS:
Operations:
 Net investment income      $  6,095,474   $ 10,495,766   $ 14,525,418
 Net realized gain (loss)
  on investments               1,475,310     (8,645,255)        47,808
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                 (4,250,797)      (500,577)    14,860,165
                            ------------------------------------------
 Net increase in net
  assets resulting from
  operations                   3,319,987      1,349,934     29,433,391
                            ------------------------------------------
Dividends to shareholders:
 From net investment income:
   Class A                      (703,850)    (1,594,540)    (1,815,005)
   Class B                    (4,647,532)    (9,525,277)   (12,523,554)
   Class C                       (96,548)      (196,992)      (192,828)
                            ------------------------------------------
 Total dividends to
  shareholders                (5,447,930)   (11,316,809)   (14,531,387)
                            ------------------------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class A                     5,025,752     54,870,922     89,117,501
   Class B                     4,487,515     12,874,397     23,954,794
   Class C                     1,451,497      2,895,325     12,490,411
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends:
   Class A                       342,172        982,515      1,202,975
   Class B                     2,510,635      6,221,055      8,110,690
   Class C                        59,327        147,034        142,364
                            ------------------------------------------
                              13,876,898     77,991,248    135,018,735
 Cost of shares redeemed:
   Class A                    (8,468,010)   (57,989,235)   (85,708,671)
   Class B                   (27,380,613)   (36,460,278)   (36,553,847)
   Class C                    (1,386,999)    (4,600,575)    (6,835,348)
                            ------------------------------------------
                             (37,235,622)   (99,050,088)  (129,097,866)
    Increase (decrease) in
     net assets derived
     from capital share
     transactions            (23,358,724)   (21,058,840)     5,920,869
                            ------------------------------------------
    Net increase
     (decrease) in net
     assets                  (25,486,667)   (31,025,715)    20,822,873
NET ASSETS:
Beginning of period          346,009,730    377,035,445    356,212,572
                            ------------------------------------------
End of period               $320,523,063   $346,009,730   $377,035,445
                            ==========================================
Distributions in excess of
 net investment income at
 end of period              $   (173,499)  $   (821,043)  $         --
                            ==========================================

*  The Fund changed its fiscal year end from December 31, to October 31.

 16   MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                         JANUARY 1,
                                            SIX MONTHS      2003                                CLASS A
                                              ENDED        THROUGH     ---------------------------------------------------------
                                            APRIL 30,    OCTOBER 31,                    YEAR ENDED DECEMBER 31,
                                              2004*        2003**        2002       2001       2000       1999            1998
Net asset value at beginning of period          9.75       $ 10.02     $  9.62    $  9.68    $  9.08    $ 10.20         $ 10.19
                                             -------       -------     -------    -------    -------    -------         -------
Net investment income                           0.19          0.30        0.41       0.45       0.47       0.45            0.47
Net realized and unrealized gain (loss) on
  investments                                  (0.10)        (0.25)       0.40      (0.06)      0.60      (1.12)           0.03
                                             -------       -------     -------    -------    -------    -------         -------
Total from investment operations                0.09          0.05        0.81       0.39       1.07      (0.67)           0.50
                                             -------       -------     -------    -------    -------    -------         -------
Less dividends:
  From net investment income                   (0.17)        (0.32)      (0.41)     (0.45)     (0.47)     (0.45)          (0.49)
                                             -------       -------     -------    -------    -------    -------         -------
Net asset value at end of period             $  9.67       $  9.75     $ 10.02    $  9.62    $  9.68    $  9.08         $ 10.20
                                             =======       =======     =======    =======    =======    =======         =======
Total investment return (a)                     0.91%         0.54%       8.61%      4.04%     12.15%     (6.75%)          4.98%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         3.83%+        3.64%+      4.19%      4.59%      5.05%      4.62%           4.61%
  Expenses                                      1.04%+        1.04%+      1.03%      1.03%      1.03%      1.02%           1.02%
Portfolio turnover rate                           13%           34%         39%        57%        56%       101%            116%
Net assets at end of period (in 000's)       $39,338       $42,712     $46,131    $39,760    $22,495    $13,676         $17,868

                                                         JANUARY 1,
                                            SIX MONTHS      2003                        CLASS C
                                              ENDED        THROUGH     -----------------------------------------
                                            APRIL 30,    OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                              2004*        2003**        2002       2001       2000       1999
Net asset value at beginning of period        $ 9.75       $10.02       $ 9.62     $ 9.68     $ 9.09     $10.21
                                              ------       ------       ------     ------     ------     ------
Net investment income                           0.18         0.28         0.39       0.42       0.45       0.43
Net realized and unrealized gain (loss) on
  investments                                  (0.10)       (0.25)        0.40      (0.06)      0.59      (1.12)
                                              ------       ------       ------     ------     ------     ------
Total from investment operations                0.08         0.03         0.79       0.36       1.04      (0.69)
                                              ------       ------       ------     ------     ------     ------
Less dividends:
  From net investment income                   (0.16)       (0.30)       (0.39)     (0.42)     (0.45)     (0.43)
                                              ------       ------       ------     ------     ------     ------
Net asset value at end of period              $ 9.67       $ 9.75       $10.02     $ 9.62     $ 9.68     $ 9.09
                                              ======       ======       ======     ======     ======     ======
Total investment return (a)                     0.79%        0.32%        8.34%      3.79%     11.75%     (6.96%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         3.58%+       3.39%+       3.94%      4.34%      4.80%      4.37%
  Expenses                                      1.29%+       1.29%+       1.28%      1.28%      1.28%      1.27%
Portfolio turnover rate                           13%          34%          39%        57%        56%       101%
Net assets at end of period (in 000's)        $5,916       $5,840       $7,555     $1,586     $1,130     $  490


                                            SEPTEMBER 1,***
                                                THROUGH
                                             DECEMBER 31,
                                                 1998
Net asset value at beginning of period          $10.25
                                                ------
Net investment income                             0.15
Net realized and unrealized gain (loss) on
  investments                                    (0.04)
                                                ------
Total from investment operations                  0.11
                                                ------
Less dividends:
  From net investment income                     (0.15)
                                                ------
Net asset value at end of period                $10.21
                                                ======
Total investment return (a)                       1.09%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                           4.36%+
  Expenses                                        1.27%+
Portfolio turnover rate                            116%
Net assets at end of period (in 000's)          $    5

 *   Unaudited.
**   The Fund changed its fiscal year end from December 31, to
     October 31.
***  Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.

 18   MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                 JANUARY 1,
    SIX MONTHS      2003                                CLASS B
      ENDED        THROUGH     ---------------------------------------------------------
    APRIL 30,    OCTOBER 31,                    YEAR ENDED DECEMBER 31,
      2004*        2003**        2002       2001       2000       1999            1998
     $   9.75     $  10.02     $   9.62   $   9.68   $   9.09   $  10.21        $  10.19
     --------     --------     --------   --------   --------   --------        --------
         0.18         0.28         0.39       0.42       0.45       0.43            0.45
        (0.10)       (0.25)        0.40      (0.06)      0.59      (1.12)           0.03
     --------     --------     --------   --------   --------   --------        --------
         0.08         0.03         0.79       0.36       1.04      (0.69)           0.48
     --------     --------     --------   --------   --------   --------        --------
        (0.16)       (0.30)       (0.39)     (0.42)     (0.45)     (0.43)          (0.46)
     --------     --------     --------   --------   --------   --------        --------
     $   9.67     $   9.75     $  10.02   $   9.62   $   9.68   $   9.09        $  10.21
     ========     ========     ========   ========   ========   ========        ========
         0.79%        0.32%        8.34%      3.79%     11.75%     (6.96%)          4.83%
         3.58%+       3.39%+       3.94%      4.34%      4.80%      4.37%           4.36%
         1.29%+       1.29%+       1.28%      1.28%      1.28%      1.27%           1.27%
           13%          34%          39%        57%        56%       101%            116%
     $275,269     $297,458     $323,349   $314,867   $321,230   $358,417        $461,420

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Tax Free Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if those prices are deemed by the Fund's Manager to be representative of market values, at the regular close of business of the New York Stock Exchange. Futures contracts are valued at the last posted settlement price on the market where such futures are principally traded. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

(B) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin." When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into contracts for the future delivery of debt securities in order to attempt to protect against the effects of adverse changes in interest rates, to lengthen or shorten the average maturity or duration of the Fund's portfolio or to try to enhance the Fund's returns.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise-tax provision is required.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted

 20   MainStay Tax Free Bond Fund
accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned. Discounts and Premiums on securities purchased by the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

The investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company, serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. For the six months ended April 30, 2004, the Manager earned from the Fund $1,012,556.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.30% of the average daily net assets of the Fund.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $5,591 for the six months ended April 30, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $8, $44,516 and $2,178, respectively, for the six months ended April 30, 2004.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the six months ended April 30, 2004 amounted to $164,171.

                                                    www.mainstayfunds.com     21

(E) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Tax Free Bond Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in Professional Fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $3,790 for the six months ended April 30, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $30,140 for the six months ended April 30, 2004.

NOTE 4 -- FEDERAL INCOME TAX:
At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $30,746,088 were available, as shown in the table below, to the extent provided by the regulations, to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

     CAPITAL LOSS            AMOUNT
   AVAILABLE THROUGH         (000'S)
         2003                 $3,256
         2007                 12,037
         2008                 15,453
  ---------------------------------------
                             $30,746
  ---------------------------------------

Dividends to shareholders from net investment income, shown in the Statement of Changes in Net Assets, represents tax-based distributions of tax exempt income.

NOTE 5 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2004, purchases and sales of securities, other than short-term securities, were $39,929 and $64,638, respectively.

NOTE 6 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2004.

NOTE 7 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                    SIX MONTHS ENDED
                                     APRIL 30, 2004*
                                CLASS A  CLASS B  CLASS C

Shares sold                         511      451      146
---------------------------------------------------------
Shares issued in reinvestment
  of dividends                       34      252        6
---------------------------------------------------------
                                    545      703      152
---------------------------------------------------------
Shares redeemed                   (859)  (2,758)    (139)
---------------------------------------------------------
Net increase (decrease)           (314)  (2,055)       13
---------------------------------------------------------

                                    JANUARY 1 THROUGH
                                   OCTOBER 31, 2003**
                                CLASS A  CLASS B  CLASS C

Shares sold                       5,511    1,289      291
---------------------------------------------------------
Shares issued in reinvestment
  of dividends                       99      628       15
---------------------------------------------------------
                                  5,610    1,917      306
---------------------------------------------------------
Shares redeemed                 (5,834)  (3,683)    (461)
---------------------------------------------------------
Net decrease                      (224)  (1,766)    (155)
---------------------------------------------------------

 22   MainStay Tax Free Bond Fund

                                       YEAR ENDED
                                    DECEMBER 31, 2002
                                CLASS A  CLASS B  CLASS C
Shares sold                       9,102    2,432    1,271
---------------------------------------------------------
Shares issued in reinvestment
  of dividends                      123      826       14
---------------------------------------------------------
                                  9,225    3,258    1,285
---------------------------------------------------------
Shares redeemed                 (8,753)  (3,721)    (696)
---------------------------------------------------------
Net increase (decrease)             472    (463)      589
---------------------------------------------------------

 *  Unaudited.
** The Fund changed its fiscal year end from December 31 to October 31.

NOTE 8 -- OTHER MATTERS:

(A) On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's report on the Trust's financial statements for the period ended October 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

(B) NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. NYLIM and the MainStay Equity Index Fund are currently seeking to resolve the SEC Staff's concerns regarding these matters, although there can be no assurance at this time as to the outcome of these efforts.

                                                    www.mainstayfunds.com     23

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              55           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Manager, NYLIFE Distributors LLC; Vice
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 portfolios);
                                                 President, Eclipse Funds Inc. (10
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                23           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   23           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           23           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                23           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               23           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

 24   MainStay Tax Free Bond Fund

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES*
        MICHAEL H.        Trustee since 2003     Retired. Independent Consultant (1999 to            23           None
        SUTTON(+)                                present) (accounting and capital market
        9/19/40                                  regulation); Consultant, Financial
                                                 Accounting Standards Board (1998 to
                                                 1999); Chief Accountant, United States
                                                 Securities and Exchange Commission (1995
                                                 to 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Trustee since 1994     Advisor (July 2003 to present) and                  23           None
        TRUTANIC                                 Managing Director (2001 to 2003), The
        2/13/52                                  Carlyle Group (private investment firm);
                                                 Chairman and Chief Executive Officer,
                                                 Somerset Group (financial advisory firm);
                                                 Senior Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             36           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.;
                                                 Manager, NYLIFE Distributors LLC;
                                                 Director, New York Life Trust Company.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    61           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Chief Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ROBERT A.         Secretary since 2001   Senior Managing Director, General Counsel           55           None
        ANSELMI                                  and Secretary, New York Life Investment
        10/19/46                                 Management LLC (including predecessor
                                                 advisory organizations); Secretary, New
                                                 York Life Investment Management Holdings
                                                 LLC; Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIFE Distributors LLC;
                                                 Secretary, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds Inc., and Eclipse Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc., (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             55           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 NYLIFE Securities Inc.; Vice
                                                 President-Financial Operations and Chief
                                                 Financial Officer, NYLIFE Distributors
                                                 LLC; Tax Vice President, New York Life
                                                 International, LLC; Tax Vice President,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     + Resigned effective June 11, 2004.

                                                    www.mainstayfunds.com     25

MAINSTAY FUNDS

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Core Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MacKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

McMORGAN & COMPANY LLC(3)
San Francisco, California

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT AUDITORS

KPMG LLP

 26   MainStay Tax Free Bond Fund

                       This page intentionally left blank

(NY LIFE MAINSTAY LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com

(C) 2004 by NYLIFE Distributors LLC. All rights reserved.

                                                              The MainStay Funds
                                                      SEC File Number: 811-04550

NYLIM-A05448         [RECYCLE LOGO]                                  MST10-06/04

(MAINSTAY LOGO)

                                             MAINSTAY(R)
                                             TOTAL RETURN FUND

                                             The MainStay(R) Funds

                                             Semiannual Report
                                             Unaudited

                                             April 30, 2004

MESSAGE FROM
THE PRESIDENT

Most domestic and international stock markets advanced during the six months ended April 30, 2004. The U.S. economy generally improved, with real gross domestic product growing at a seasonally adjusted annual rate of 4.1% in the fourth quarter of 2003 and, according to preliminary estimates, rising 4.4% in the first quarter of 2004. Inflation remained relatively modest throughout the reporting period but increased enough to reassure the Federal Reserve that unwanted deflation was no longer a serious concern.

Increases in corporate productivity led to worries that we might be having a "jobless recovery." In early April, however, the release of March employment figures showed a dramatic rise in nonfarm payrolls. Unfortunately, the combination of higher employment and rising inflation suggested that the Federal Reserve might soon move to raise interest rates. Bond markets adjusted to accommodate this perception, with yields rising and prices declining in April. The stock market, which had recorded relatively steady gains since mid-March of 2003, became increasingly volatile from late January through the end of April 2004.

In March and April, bond yields rose to reflect the increasing likelihood of a less-accommodative monetary policy. Since bond prices and yields tend to move in opposite directions, several bond indices recorded negative price performance during the six-month reporting period, but most provided positive total returns.

A weak U.S. dollar helped strengthen the performance of international stocks and was good news for U.S. exporters. The strengthening Japanese economy was greeted as positive news by international investors, but moves to decelerate the rapid economic growth in China were not as favorably received. Several international markets provided double-digit total returns for the six-month reporting period.

On January 1, 2004, the Eclipse Funds were re-branded as MainStay Funds. The change was part of a repositioning initiative at New York Life Investment Management LLC. During the reporting period, some Funds were merged, others liquidated, and still others renamed. The result was a single, robust, and integrated mutual fund family that gives investors a more comprehensive array of alternatives.

At MainStay, each of our Funds seeks to achieve its investment objective through consistent application of an established investment process. Whether the investments you've chosen use quantitative analysis, fundamental research, or a combination of the two, our disciplines remain the same, even when the markets move. We believe that our time-tested investment strategies can help you pursue your long-range goals with confidence. We hope to continue to serve your investment needs for many years to come.

Sincerely,

/s/ GARY E. WENDLANDT

Gary E. Wendlandt

President

   TABLE OF CONTENTS

   Message from the President                     2
---------------------------------------------------

   Investment and Performance Comparison          3
---------------------------------------------------

   Portfolio Management Discussion and
   Analysis                                       6
---------------------------------------------------

   Portfolio Composition                          8
---------------------------------------------------

   Portfolio of Investments                       9

   Financial Statements                          19
---------------------------------------------------

   Notes to Financial Statements                 24
---------------------------------------------------

   Trustees and Officers                         28
---------------------------------------------------

   MainStay(R) Funds                             30

 2   MainStay Total Return Fund

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

                                                              SIX      ONE      FIVE     TEN
BENCHMARKS                                                   MONTHS    YEAR    YEARS    YEARS
TOTAL RETURN GROWTH COMPOSITE INDEX(1)                       2.99%    13.46%   -0.67%    9.24%
TOTAL RETURN CORE COMPOSITE INDEX(2)                         4.16     14.72     1.96    10.07
S&P 500(R) INDEX(3)                                          6.27     22.88    -2.26    11.36
AVERAGE LIPPER BALANCED FUND(4)                              4.13     15.15     1.44     8.32

 CLASS A SHARES
--------------------------------------------------------------------------------

                             SIX      ONE      FIVE     TEN
TOTAL RETURNS               MONTHS    YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges          -2.82%    7.26%   -2.52%   7.03%
Excluding sales charges      2.83    13.50    -1.41    7.63

                                           MAINSTAY TOTAL      TOTAL RETURN GROWTH     TOTAL RETURN CORE
PERIOD-END                                  RETURN FUND          COMPOSITE INDEX        COMPOSITE INDEX         S&P 500 INDEX
----------                                 --------------      -------------------     -----------------        -------------
04/30/94                                       $  945                 $1,000                 $1,000                 $1,000
04/30/95                                        1,022                  1,146                  1,126                  1,175
04/30/96                                        1,279                  1,404                  1,371                  1,530
04/30/97                                        1,392                  1,631                  1,593                  1,914
04/30/98                                        1,790                  2,104                  2,056                  2,700
04/30/99                                        2,117                  2,502                  2,368                  3,289
04/30/00                                        2,439                  2,922                  2,560                  3,622
04/30/01                                        2,117                  2,463                  2,470                  3,152
04/30/02                                        1,905                  2,233                  2,368                  2,754
04/30/03                                        1,737                  2,132                  2,274                  2,388
04/30/04                                        1,972                  2,419                  2,609                  2,934

    -- MainStay Total Return Fund   -- Total Return Core Composite Index
    -- Total Return Growth          -- S&P 500 Index
       Composite Index

 CLASS B SHARES
--------------------------------------------------------------------------------

                             SIX      ONE      FIVE     TEN
TOTAL RETURNS               MONTHS    YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges          -2.56%    7.70%   -2.43%   6.92%
Excluding sales charges      2.44    12.70    -2.12    6.92

                                           MAINSTAY TOTAL      TOTAL RETURN GROWTH     TOTAL RETURN CORE
PERIOD-END                                  RETURN FUND          COMPOSITE INDEX        COMPOSITE INDEX         S&P 500 INDEX(3)
----------                                 --------------      -------------------     -----------------        -------------
04/30/94                                       $1,000                 $1,000                 $1,000                 $1,000
04/30/95                                        1,075                  1,146                  1,126                  1,175
04/30/96                                        1,337                  1,404                  1,371                  1,530
04/30/97                                        1,449                  1,631                  1,593                  1,914
04/30/98                                        1,852                  2,104                  2,056                  2,700
04/30/99                                        2,174                  2,502                  2,368                  3,289
04/30/00                                        2,487                  2,922                  2,560                  3,622
04/30/01                                        2,145                  2,463                  2,470                  3,152
04/30/02                                        1,915                  2,233                  2,368                  2,754
04/30/03                                        1,733                  2,132                  2,274                  2,388
04/30/04                                        1,953                  2,419                  2,609                  2,934

    -- MainStay Total Return Fund   -- Total Return Core Composite Index
    -- Total Return Growth          -- S&P 500 Index
       Composite Index

 CLASS C SHARES
--------------------------------------------------------------------------------

                             SIX      ONE      FIVE     TEN
TOTAL RETURNS               MONTHS    YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges          1.44%    11.70%   -2.12%   6.92%
Excluding sales charges     2.44     12.70    -2.12    6.92

                                           MAINSTAY TOTAL      TOTAL RETURN GROWTH     TOTAL RETURN CORE
PERIOD-END                                  RETURN FUND          COMPOSITE INDEX        COMPOSITE INDEX         S&P 500 INDEX(3)
----------                                 --------------      -------------------     -----------------        -------------
04/30/94                                       $1,000                 $1,000                 $1,000                 $1,000
04/30/95                                        1,075                  1,146                  1,126                  1,175
04/30/96                                        1,337                  1,404                  1,371                  1,530
04/30/97                                        1,449                  1,631                  1,593                  1,914
04/30/98                                        1,852                  2,104                  2,056                  2,700
04/30/99                                        2,174                  2,502                  2,368                  3,289
04/30/00                                        2,487                  2,922                  2,560                  3,622
04/30/01                                        2,145                  2,463                  2,470                  3,152
04/30/02                                        1,915                  2,233                  2,368                  2,754
04/30/03                                        1,733                  2,132                  2,274                  2,388
04/30/04                                        1,953                  2,419                  2,609                  2,934

    -- MainStay Total Return Fund   -- Total Return Core Composite Index
    -- Total Return Growth          -- S&P 500 Index
       Composite Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $1,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     3

 CLASS I SHARES
--------------------------------------------------------------------------------

                          SIX      ONE      FIVE     TEN
TOTAL RETURNS            MONTHS    YEAR    YEARS    YEARS
---------------------------------------------------------
With sales charges         N/A       N/A      N/A     N/A
Excluding sales charges  2.91%    13.78%   -1.14%   8.00%

                                           MAINSTAY TOTAL      TOTAL RETURN GROWTH     TOTAL RETURN CORE
PERIOD-END                                  RETURN FUND         COMPOSITE INDEX(1)     COMPOSITE INDEX(2)    S&P 500(R) INDEX(3)
----------                                 --------------      -------------------     ------------------    -------------------
04/30/94                                       $1,000                 $1,000                 $1,000                 $1,000
04/30/95                                        1,086                  1,146                  1,126                  1,175
04/30/96                                        1,365                  1,404                  1,371                  1,530
04/30/97                                        1,493                  1,631                  1,593                  1,914
04/30/98                                        1,928                  2,104                  2,056                  2,700
04/30/99                                        2,286                  2,502                  2,368                  3,289
04/30/00                                        2,642                  2,922                  2,560                  3,622
04/30/01                                        2,300                  2,463                  2,470                  3,152
04/30/02                                        2,074                  2,233                  2,368                  2,754
04/30/03                                        1,897                  2,132                  2,274                  2,388
04/30/04                                        2,159                  2,419                  2,609                  2,934

    -- MainStay Total Return Fund   -- Total Return Core Composite Index
    -- Total Return Growth          -- S&P 500 Index
       Composite Index

   initial investment of $5 million. Performance for Class A, Class C, and Class I shares, first offered 1/3/95, 9/1/98, and 1/1/04, respectively, includes the historical performance of Class B shares from inception (12/29/87) through 12/31/94 for Class A, through 8/31/98 for Class C, and through 12/31/03 for Class I, adjusted to reflect the applicable sales charge (or
   CDSC) and fees and expenses for such shares.

1. The Total Return Growth Composite Index is comprised of the Russell 1000(R) Growth Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Lehman Brothers(R) Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P, or Fitch. All issues must have at least one year left to maturity and have an outstanding par value of at least $100 million. The Index is comprised of the Lehman Brothers(R) Government/Corporate, the Mortgage-Back Securities, and the Asset-Backed Securities Indices. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. The Total Return Core Composite Index is comprised of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index and represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index, and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Total Return Fund

 $1,000 INVESTED IN MAINSTAY TOTAL RETURN FUND
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                        ENDING ACCOUNT                          VALUE
                                                         VALUE (BASED                         (BASED ON
                                        BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                         ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                          VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
 SHARE CLASS                             11/1/03           4/30/04            PERIOD          EXPENSES)           PERIOD
 ------------------------------------------------------------------------------------------------------------------------
 CLASS A SHARES(1)                       $1,000             $1,029             $ 7              $1,044             $ 7
 ------------------------------------------------------------------------------------------------------------------------
 CLASS B SHARES(1)                       $1,000             $1,025             $10              $1,040             $10
 ------------------------------------------------------------------------------------------------------------------------

 CLASS C SHARES(1)                       $1,000             $1,025             $10              $1,040             $10
 ------------------------------------------------------------------------------------------------------------------------

 CLASS I SHARES(2,3)                     $1,000             $  994             $ 2              $1,048             $ 2
 ------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).
2. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 121 (to reflect the four-month period).
3. Class I shares were first offered on January 1, 2004. Expenses paid during the period reflect ongoing costs for the four-month period ending April 30, 2004. Had Class I shares been offered for the six months ended April 30, 2004, based on a hypothetical 5% return, expenses paid during the period would be $4, and the ending account value would be $1,047.

                                                     www.mainstayfunds.com     5

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Rudolph C. Carryl, Edmund C. Spelman, Richard A. Rosen, Gary Goodenough, and Christopher Harms of MacKay Shields LLC

HOW HAS THE FUND'S PORTFOLIO-MANAGEMENT MANDATE CHANGED?

As outlined in the prospectus supplement dated January 1, 2004, Richard A. Rosen has joined the Fund's portfolio-management team. From January through April 2004, the equity portion of the Fund's portfolio gradually shifted to include both growth and value stocks.

WHAT FACTORS AFFECTED THE STOCK MARKET DURING THE SIX MONTHS ENDED APRIL 30,
2004?

The stock market was volatile as a number of factors--particularly heightened concern over the timing and magnitude of an eventual Federal Reserve interest-rate increase--caused investor sentiment to shift from positive to negative. Geopolitical and terrorist concerns and higher oil prices also took a toll on the markets. Even so, the U.S. economy continued on a strong growth track, and recent employment data suggest that the job market may be recovering.

WHICH SECTORS WERE STRONG PERFORMERS FOR THE EQUITY PORTION OF THE FUND'S PORTFOLIO?

In the equity portion of the portfolio, the Fund's energy holdings were particularly strong in light of the recent strength in oil prices. The Fund held positions in Weatherford International (+25.1%),(1) BJ Services (+33.9%), and Baker Hughes (+29.0%). It also initiated positions in Transocean, ConocoPhillips, and other energy names. The Fund's health care stocks were also stronger with positive results from Caremark Rx, Genentech, Forest Laboratories, Cardinal Health, and WellPoint Health Networks. Among these holdings, Caremark Rx (+62.4%) and Genentech (+49.8%) were especially strong. Since January 2004, we have added Merck, Bristol-Myers Squibb and HCA as value entries among the Fund's health care holdings.

HOW DID THE FUND'S INDUSTRIAL HOLDINGS PERFORM?

The Fund's industrials stocks did well during the period. Cendant (+18.8%) and Illinois Tool Works (+17.1%) both saw strength in their various business lines. Other industrial holdings were flat to down over the period, including FedEx, Lockheed Martin, and Dover. We sold the Fund's position in Lockheed Martin. We established a new position in Navistar International during the reporting period. As of April 30, 2004 this position was among the Fund's 10 largest holdings.

WERE THERE SOME WEAK EQUITY SECTORS?

Yes. The Fund's financial stocks declined during the reporting period. Most financial stocks performed well until early March 2004, when interest-rate concerns began taking a toll on the sector. Poor performers in the equity portion of the Fund's portfolio included Morgan Stanley (-4.4%), even though it handily beat earnings estimates, and Fannie Mae (-2.2%), a position we eliminated in early 2004. The Fund eliminated Fifth Third Bankcorp because of slowing growth and sluggish commercial-loan market. From January through April of 2004, the Fund added shares of several insurance companies, commercial banks, and capital markets companies to the Fund's portfolio to broaden its reach among value-oriented names. Of these additions, Merrill Lynch was particularly weak.

The Fund's consumer discretionary stocks also declined during the reporting period. Strong performers, such as International Game Technology (+91.4%), Harley-Davidson (+18.7%), and TJX (+16.7%) were unable to offset losses from holdings such as Kohl's (-27.1%), InterActiveCorp (-13.4%), Bed Bath & Beyond (-12.1%), Lowe's (-11.6%), and Lennar (-5.9%).

HOW DID THE FUND'S INFORMATION TECHNOLOGY STOCKS PERFORM?

The Fund's information technology stocks generally declined, as investors rotated out of the information technology sector into more defensive issues. Symantec (+35.7%) delivered strong performance on continued demand for its antivirus software. The Fund's semiconductor-related holdings, including KLA-Tencor, Applied Materials, Intel, and Texas Instruments, generally declined during the reporting period. Motorola was a new addition to the equity portion of the Fund's portfolio, and the stock advanced substantially when the company posted first-quarter 2004 earnings well above the most optimistic expectations.

Past performance is no guarantee of future results. Investment objectives may not be met, as the underlying investment options are subject to market risk and fluctuations in value.
1. Performance percentages for Fund holdings reflect the total return performance of the indicated securities or sectors for the six-months ended April 30, 2004, or for the portion of the reporting period such securities or sector holdings were held in the Fund, if shorter. Due to purchases and sales, the performance of Fund holdings may differ from the performance of the securities or sectors themselves.

 6   MainStay Total Return Fund

WHAT ECONOMIC FORCES INFLUENCED THE BOND PORTION OF THE FUND'S PORTFOLIO?

The Federal Reserve maintained the targeted federal funds rate at an accommodative 1.0%, and for much of the period, economic data was mixed. In April 2004, however, key economic releases showed that core inflation had risen at a 0.4% monthly rate, nonfarm payrolls had grown by 308,000, and first-quarter 2004 real gross domestic product had surpassed the 4.1% annualized growth rate in the fourth-quarter of 2003. The risk of deflation appeared to be waning, while trend-level growth seemed to be firming.

HOW DID THESE FACTORS AFFECT TREASURY YIELDS?

The two-year, five-year, 10-year, and 30-year benchmark Treasury issues began the reporting period with yields of 1.8%, 3.2%, 4.3%, and 5.1%, respectively. Over the next five months, benchmark Treasury yields drifted lower on inconclusive economic data. In April, interest rates turned sharply higher as the bond market began to brace for a less stimulative monetary policy. At the end of the reporting period, the benchmark rates had risen to 2.3%, 3.6%, 4.5%, and 5.3%, respectively.

DO YOU THINK THAT INFLATION WAS A MAJOR CONCERN FOR FIXED-INCOME INVESTORS?

Not necessarily. Inflation expectations often exert a strong influence on longer-maturity bonds, whose yields rose just 10 to 20 basis points during the reporting period. (A basis point is 1/100th of one percent.) Yields on shorter-maturity bonds rose 40 to 50 basis points. Since yields on Treasury inflation-protected securities (TIPS) rose at the same pace as nominal Treasury rates, the market appears to believe that recent growth has not been related to inflation.

HOW DID INVESTMENTS IN VARIOUS FIXED-INCOME SECTORS PERFORM DURING THE REPORTING PERIOD?

The yield advantage of higher-quality sectors, such as agency debentures and asset-backed securities, explained much of the Fund's performance. Lower-quality bonds, which offer higher yields to compensate investors for the additional risk they assume, were overweighted in the portfolio and provided positive overall performance.

WHAT WAS THE DURATION STRATEGY IN THE BOND PORTION OF THE PORTFOLIO?

The Fund's duration fell from 4.57 years to 4.45 years, consistent with our view that rates would gradually rise as 2004 unfolded. To reinforce our view on interest rates, we also introduced mortgage-backed securities collateralized by balloon loans, because the duration of these securities is less prone to lengthen when interest rates rise.

DID THE BOND PORTION OF THE PORTFOLIO OWN ANY NOTEWORTHY ISSUES?

Among investment-grade corporate bonds, we focused on industries where excess capacity is being aggressively rationalized. We had particular success with a few triple-B rated issuers,(2) such as Medco Health Solutions, Montpelier Reinsurance Holdings, and Fund American Companies. These gains were partially offset by the performance of Citizens Communications. The company unexpectedly announced its intent to explore strategic alternatives. To protect the portfolio from increased credit risk, we sold a portion of the position and are closely monitoring the performance of the Fund's remaining position in the company.

HOW DID THE FUND'S LOWER-QUALITY HOLDINGS PERFORM?

The bond portion of the Fund allocated about 11% to 12% to securities rated B or BB during the reporting period,(3) and our focus on sectors such as metals, chemicals, paper products, timber, and gaming proved effective. These sectors tend to be among the first to participate in an economic recovery. The risk-reward tradeoff for high-yield securities was favorable throughout the period.

2. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
3. Debt rated BB by Standard & Poor's is deemed by Standard & Poor's to be less vulnerable to nonpayment than other speculative issues. In the opinion of Standard & Poor's, however, debt rated BB faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Debt rated B by Standard & Poor's is deemed by Standard & Poor's to be more vulnerable to nonpayment than obligations rated BB, but it is the opinion of Standard & Poor's that the obligor currently has the capacity to meet its financial commitment on the obligation. Standard & Poor's believes that adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

                                                     www.mainstayfunds.com     7

WHAT IS YOUR OUTLOOK GOING FORWARD?

For the equity portion of the Fund's portfolio, regardless of where the market may move, we will continue to seek a broad selection of companies with strong growth prospects or solid value characteristics. In the bond portion of the portfolio, we continue to favor corporate bonds for their total-return potential. If default rates continue to decline and our economic outlook remains positive, we may increase the Fund's allocation to high-yield corporate bonds. Among emerging-market debt, sovereigns and industrials may offer strong potential as liberalized policies have allowed globalization to exert more impact on credit fundamentals. We will continue to focus on core themes in the bond portion of the portfolio, including positioning for higher interest rates, tighter credit spreads, and crossover buying from Treasuries to higher-yielding high-quality fixed-income sectors.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 PORTFOLIO COMPOSITION AS OF APRIL 30, 2004

(PORTFOLIO COMPOSITION PIE CHART)

                         SHORT-
                          TERM                                 LIABILITIES                             CORPORATE
                       INVESTMENTS      U.S.                    IN EXCESS       U.S.                     ASSET-
                       (COLLATERAL   GOVERNMENT                  OF CASH      TREASURY                    AND
                          FROM          AND          U.S.          AND         NOTES       FOREIGN     MORTGAGE-
U.S. COMMON            SECURITIES     FEDERAL     CORPORATE       OTHER         AND       CORPORATE      BACKED      FOREIGN
STOCKS                  IS 9.4%)       AGENCY       BONDS        ASSETS        BONDS        BONDS      SECURITIES   GOVERNMENT
-----------            -----------   ----------   ---------    -----------    --------    ---------    ----------   ----------
67                        17.40        13.30         9.30        -13.9          3.10         1.90         1.50         0.30


U.S. COMMON            MUNICIPAL
STOCKS                   BONDS
-----------            ---------
67                        0.10

 8   MainStay Total Return Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2004 UNAUDITED

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
LONG-TERM BONDS (29.5%)+
ASSET-BACKED SECURITIES (1.5%)
---------------------------------------------------------------------------------
CONSUMER FINANCE (0.7%)
BMW Vehicle Owner Trust
  Series 2003-A Class A3
  1.94%, due 2/25/07                                $   1,645,000   $   1,647,147
Harley-Davidson Motorcycle Trust
  Series 2004-1 Class A2
  2.53%, due 11/15/11                                   2,675,000       2,635,994
Volkswagen Auto Loan Enhanced Trust
  Series 2003-2 Class A3
  2.27%, due 10/22/07                                   2,415,000       2,413,188
                                                                    -------------
                                                                        6,696,329
                                                                    -------------
CONSUMER LOANS (0.2%)
Atlantic City Electric Transition Funding LLC
  Series 2002-1 Class A4
  5.55%, due 10/20/23                                   1,600,000       1,618,394
                                                                    -------------
DIVERSIFIED FINANCIALS (0.3%)
Capital One Master Trust
  Series 2001-5 Class A
  5.30%, due 6/15/09                                      910,000         958,758
DaimlerChrysler Auto Trust
  Series 2001-D Class A3
  3.15%, due 11/6/05                                    1,775,724       1,781,222
                                                                    -------------
                                                                        2,739,980
                                                                    -------------
MULTI-UTILITIES & UNREGULATED POWER (0.2%)
AES Eastern Energy LP
  Pass-Through Certificates
  Series 1999-A
  9.00%, due 1/2/17                                       385,304         431,540
Public Service of New Hampshire Funding LLC
  Pass-Through Certificates
  Series 2002-1 Class A
  4.58%, due 2/1/08                                     1,489,470       1,542,927
Tiverton/Rumford Power
  Associates Ltd., L.P.
  Pass-Through Certificates
  9.00%, due 7/15/18 (c)                                  680,000         564,400
                                                                    -------------
                                                                        2,538,867
                                                                    -------------
THRIFTS & MORTGAGE FINANCE (0.1%)
Vanderbilt Mortgage Finance
  Series 1999-B Class 1A4
  6.545%, due 4/7/18                                      749,821         779,245
                                                                    -------------
Total Asset-Backed Securities
  (Cost $14,408,974)                                                   14,372,815
                                                                    -------------

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
CONVERTIBLE BONDS (0.0%) (b)
---------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (0.0%)(b)
Laboratory Corp. of America
  (zero coupon), due 9/11/21                        $     150,000   $     110,437
Lindcare Holdings, Inc.
  3.00%, due 6/15/33                                      160,000         162,800
                                                                    -------------
                                                                          273,237
                                                                    -------------
Total Convertible Bonds
  (Cost $272,104)                                                         273,237
                                                                    -------------

CORPORATE BONDS (9.3%)
---------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.2%)
General Dynamics Corp.
  4.50%, due 8/15/10                                    1,030,000       1,029,543
Sequa Corp.
  Series B
  8.875%, due 4/1/08                                      635,000         692,150
                                                                    -------------
                                                                        1,721,693
                                                                    -------------
AIRLINES (0.1%)
Delta Air Lines, Inc.
  8.30%, due 12/15/29                                     660,000         316,800
  9.75%, due 5/15/21                                      125,000          66,875
  10.00%, due 8/15/08 (c)                                  25,000          15,000
  10.375%, due 12/15/22                                   100,000          55,500
                                                                    -------------
                                                                          454,175
                                                                    -------------
AUTO COMPONENTS (0.1%)
ArvinMeritor, Inc.
  6.625%, due 6/15/07                                     195,000         199,387
Dana Corp.
  9.00%, due 8/15/11                                      340,000         401,200
                                                                    -------------
                                                                          600,587
                                                                    -------------
AUTOMOBILES (0.3%)
DaimlerChrysler North America Holdings, Inc.
  6.50%, due 11/15/13                                   1,360,000       1,402,798
General Motors Corp.
  8.375%, due 7/15/33                                   1,071,000       1,158,305
                                                                    -------------
                                                                        2,561,103
                                                                    -------------

+ Percentages indicated are based on Fund net assets.
* Fund's 10 largest holdings. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com     9

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
CAPITAL MARKETS (1.0%)
Bear Stearns Cos., Inc. (The)
  4.00%, due 1/31/08                                $   1,080,000   $   1,089,021
Goldman Sachs Group, Inc. (The)
  5.25%, due 10/15/13                                   4,175,000       4,103,491
  6.345%, due 2/15/34                                   1,570,000       1,500,666
LaBranche & Co., Inc.
  12.00%, due 3/2/07                                       80,000          96,000
Morgan Stanley
  3.625%, due 4/1/08                                    1,740,000       1,729,405
  4.75%, due 4/1/14                                     1,260,000       1,177,205
                                                                    -------------
                                                                        9,695,788
                                                                    -------------
CHEMICALS (0.3%)
Airgas, Inc.
  6.25%, due 7/15/14 (c)                                  480,000         481,200
Equistar Chemicals, L.P.
  7.55%, due 2/15/26                                      285,000         255,075
FMC Corp.
  10.25%, due 11/1/09                                     380,000         448,400
Lyondell Chemical Co.
  9.50%, due 12/15/08                                     255,000         266,475
Millennium America, Inc.
  7.625%, due 11/15/26                                  1,065,000         958,500
Scotts Co. (The)
  6.625%, due 11/15/13 (c)                                190,000         195,700
Terra Capital, Inc.
  12.875%, due 10/15/08                                   390,000         469,950
                                                                    -------------
                                                                        3,075,300
                                                                    -------------
COMMERCIAL BANKS (0.4%)
BankBoston NA
  7.00.%, due 9/15/07                                   1,140,000       1,260,612
PNC Funding Corp.
  5.25%, due 11/15/15                                   1,525,000       1,492,736
  7.50%, due 11/1/09                                    1,127,000       1,297,743
                                                                    -------------
                                                                        4,051,091
                                                                    -------------
COMMUNICATIONS EQUIPMENT (0.0%) (b)
Motorola, Inc.
  6.75%, due 2/1/06                                       195,000         207,117
                                                                    -------------

CONSUMER FINANCE (0.5%)
Ford Motor Credit Co.
  5.80%, due 1/12/09                                      355,000         361,573
  7.00%, due 10/1/13                                    1,845,000       1,897,453
General Motors Acceptance Corp.
  6.875%, due 8/28/12                                     875,000         912,326
  7.75%, due 1/19/10                                      630,000         692,918

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
CONSUMER FINANCE (CONTINUED)
MBNA Corp.
  6.25%, due 1/17/07                                $     555,000   $     594,159
                                                                    -------------
                                                                        4,458,429
                                                                    -------------
CONTAINERS & PACKAGING (0.2%)
Owens-Brockway Glass Container, Inc.
  7.75%, due 5/15/11                                      430,000         450,425
  8.875%, due 2/15/09                                     340,000         369,325
Rock-Tenn Co.
  8.20%, due 8/15/11                                    1,059,000       1,241,970
                                                                    -------------
                                                                        2,061,720
                                                                    -------------
DIVERSIFIED FINANCIALS (0.2%)
FGIC Corp.
  6.00%, due 1/15/34 (c)                                  880,000         856,815
J Paul Getty Trust Series 2003
  5.875%, due 10/1/33                                     755,000         741,556
                                                                    -------------
                                                                        1,598,371
                                                                    -------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
Citizens Communications Co.
  9.00%, due 8/15/31                                    1,780,000       1,747,323
MCI, Inc.
  5.908%, due 5/1/07                                      401,000         396,489
  6.688%, due 5/1/09                                      401,000         380,950
  7.735%, due 5/1/14                                      343,000         318,132
Qwest Corp.
  5.625%, due 11/15/08                                     20,000          19,400
  7.125%, due 11/15/43                                    100,000          83,500
  7.20%, due 11/1/04                                      320,000         324,000
  7.25%, due 9/15/25                                      190,000         165,300
  8.875%, due 3/15/12 (c)                                 250,000         265,625
Sprint Capital Corp.
  8.75%, due 3/15/32                                    1,070,000       1,278,129
                                                                    -------------
                                                                        4,978,848
                                                                    -------------
ELECTRIC UTILITIES (0.4%)
Cedar Brakes II LLC
  9.875%, due 9/1/13                                      490,266         490,266
CenterPoint Energy, Inc. Series B
  5.875%, due 6/1/08                                    1,135,000       1,155,911
Consumers Energy Co.
  6.25%, due 9/15/06                                      460,000         490,483
Southern California Edison Co.
  8.00%, due 2/15/07                                      390,000         437,282
TECO Energy, Inc.
  7.00%, due 5/1/12                                       235,000         232,062
  7.50%, due 6/15/10                                      170,000         173,825

 10   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
ELECTRIC UTILITIES (CONTINUED)
Tenaska Virginia Partners L.P.
  6.119%, due 3/30/24 (c)                           $     610,000   $     605,504
                                                                    -------------
                                                                        3,585,333
                                                                    -------------
ELECTRICAL EQUIPMENT (0.1%)
Emerson Electric Co.
  6.00%, due 8/15/32                                      970,000         967,273
Thomas & Betts Corp.
  7.25%, due 6/1/13                                       330,000         349,034
                                                                    -------------
                                                                        1,316,307
                                                                    -------------
ENERGY EQUIPMENT & SERVICES (0.4%)
Entergy-Koch, L.P.
  3.65%, due 8/20/06 (c)                                3,330,000       3,328,222
                                                                    -------------
FOOD & STAPLES RETAILING (0.2%)
CVS Corp.
  5.789%, due 1/10/26 (c)                               1,586,830       1,565,773
Wal-Mart Stores, Inc.
  7.55%, due 2/15/30                                      450,000         539,515
                                                                    -------------
                                                                        2,105,288
                                                                    -------------
FOOD PRODUCTS (0.2%)
Cargill, Inc.
  5.00%, due 11/15/13 (c)                               1,630,000       1,582,877
Smithfield Foods, Inc.
  7.625%, due 2/15/08 (f)                                 305,000         324,062
                                                                    -------------
                                                                        1,906,939
                                                                    -------------
GAS UTILITIES (0.1%)
Gulfterra Energy Partners, L.P.
  10.625%, due 12/1/12                                    375,000         461,250
                                                                    -------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.0%) (b)
Apogent Technologies, Inc.
  6.50%, due 5/15/13                                      355,000         368,312
                                                                    -------------
HEALTH CARE PROVIDERS & SERVICES (0.5%)
Caremark Rx, Inc.
  7.375%, due 10/1/06                                     720,000         784,800
HCA, Inc.
  7.50%, due 11/15/95                                     330,000         305,560
  8.36%, due 4/15/24                                      210,000         226,240
  8.75%, due 9/1/10                                       335,000         384,392
Manor Care, Inc.
  6.25%, due 5/1/13                                       420,000         432,075
  8.00%, due 3/1/08                                       535,000         597,194
Medco Health Solutions, Inc.
  7.25%, due 8/15/13                                      665,000         717,510
Omnicare, Inc. Series B
  8.125%, due 3/15/11                                     445,000         489,500

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Service Corp. International
  6.50%, due 3/15/08                                $      70,000   $      72,275
  7.20%, due 6/1/06                                       220,000         233,750
                                                                    -------------
                                                                        4,243,296
                                                                    -------------
HOTELS, RESTAURANTS & LEISURE (0.2%)
Caesars Entertainment, Inc.
  8.125%, due 5/15/11                                     210,000         232,050
Chumash Casino & Resort
  9.00%, due 7/15/10 (c)                                  215,000         238,650
Harrah's Operating Co., Inc.
  8.00%, due 2/1/11                                       370,000         427,441
ITT Corp.
  7.375%, due 11/15/15                                    460,000         479,550
Mandalay Resort Group
  7.00%, due 11/15/36                                     200,000         214,000
                                                                    -------------
                                                                        1,591,691
                                                                    -------------
HOUSEHOLD PRODUCTS (0.0%) (b)
Fort James Corp.
  6.625%, due 9/15/04                                     145,000         146,450
                                                                    -------------

INSURANCE (0.3%)
Crum & Forster
  10.375%, due 6/15/13                                    210,000         232,050
Fund American Cos., Inc.
  5.875%, due 5/15/13                                   1,300,000       1,307,510
Marsh & McLennan Cos., Inc.
  7.125%, due 6/15/09                                   1,165,000       1,315,710
                                                                    -------------
                                                                        2,855,270
                                                                    -------------
IT SERVICES (0.0%) (b)
Electronic Data Systems Corp.
  Series B
  6.00%, due 8/1/13                                        15,000          13,941
  7.125%, due 10/15/09                                     35,000          35,965
  7.45%, due 10/15/29                                      30,000          27,813
Unisys Corp.
  6.875%, due 3/15/10                                     210,000         223,125
                                                                    -------------
                                                                          300,844
                                                                    -------------
MACHINERY (0.1%)
Cummins, Inc.
  6.45%, due 3/1/05                                       205,000         211,150
Navistar International Corp.
  Series B
  9.375%, due 6/1/06                                      415,000         454,425
                                                                    -------------
                                                                          665,575
                                                                    -------------
MEDIA (0.8%)
Continental Cablevision, Inc.
  8.875%, due 9/15/05                                     215,000         233,206
  9.50%, due 8/1/13                                       300,000         337,670

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
MEDIA (CONTINUED)
Houghton Mifflin Co.
  7.20%, due 3/15/11                                $     365,000   $     386,900
Morris Publishing Group LLC
  7.00%, due 8/1/13 (c)                                   285,000         286,425
News America, Inc.
  7.25%, due 5/18/18                                      775,000         860,327
Reader's Digest Association, Inc. (The)
  6.50%, due 3/1/11 (c)                                   375,000         378,750
Tele-Communications, Inc.
  9.80%, due 2/1/12                                     1,600,000       2,042,571
  10.125%, due 4/15/22                                    375,000         511,812
Time Warner, Inc.
  8.05%, due 1/15/16                                      400,000         462,628
Time Warner Entertainment Co. LP
  10.15%, due 5/1/12                                    1,730,000       2,239,094
                                                                    -------------
                                                                        7,739,383
                                                                    -------------
METALS & MINING (0.1%)
Allegheny Ludlum Corp.
  6.95%, due 12/15/25                                     550,000         495,000
United States Steel LLC
  10.75%, due 8/1/08                                      176,000         205,920
                                                                    -------------
                                                                          700,920
                                                                    -------------
MULTILINE RETAIL (0.3%)
Target Corp.
  6.35%, due 11/1/32                                    1,995,000       2,056,492
  8.60%, due 1/15/12                                      675,000         836,654
                                                                    -------------
                                                                        2,893,146
                                                                    -------------
MULTI-UTILITIES & UNREGULATED POWER (0.3%)
AES Corp. (The)
  7.75%, due 3/1/14                                       175,000         173,687
Calpine Generating Co. LLC
  10.25%, due 4/1/11 (c)                                  105,000          94,762
NRG Energy, Inc.
  8.00%, due 12/15/13 (c)                                 265,000         266,988
PSE&G Power LLC
  6.875%, due 4/15/06 (f)                               1,180,000       1,266,873
Western Resources, Inc.
  6.875%, due 8/1/04                                      255,000         255,000
  7.125%, due 8/1/09                                      425,000         473,875
  7.875%, due 5/1/07                                      430,000         478,590
                                                                    -------------
                                                                        3,009,775
                                                                    -------------
OIL & GAS (0.6%)
Chesapeake Energy Corp.
  7.50%, due 9/15/13                                      210,000         226,800

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
OIL & GAS (CONTINUED)
El Paso Corp.
  7.80%, due 8/1/31                                 $     100,000   $      78,000
Forest Oil Corp.
  8.00%, due 12/15/11                                     455,000         502,775
Pogo Producing Co.
  Series B
  8.25%, due 4/15/11                                      260,000         291,850
Tesoro Petroleum Corp.
  8.00%, due 4/15/08                                      430,000         463,325
Tosco Corp.
  8.125%, due 2/15/30                                   2,387,000       2,963,360
Vintage Petroleum, Inc.
  8.25%, due 5/1/12                                       425,000         465,375
Westport Resources Corp.
  8.25%, due 11/1/11                                      175,000         196,438
                                                                    -------------
                                                                        5,187,923
                                                                    -------------
PAPER & FOREST PRODUCTS (0.3%)
Bowater, Inc.
  9.00%, due 8/1/09                                       355,000         394,050
Georgia-Pacific Corp.
  7.25%, due 6/1/28                                       270,000         259,875
  8.25%, due 3/1/23                                       145,000         149,350
  8.875%, due 5/15/31                                     250,000         280,000
  8.875%, due 2/1/10                                      400,000         462,000
  9.375%, due 2/1/13                                      250,000         290,625
Pope & Talbot, Inc.
  8.375%, due 6/1/13                                      985,000       1,019,475
                                                                    -------------
                                                                        2,855,375
                                                                    -------------
PERSONAL PRODUCTS (0.1%)
Estee Lauder Cos., Inc.
  5.75%, due 10/15/33                                   1,388,000       1,338,397
                                                                    -------------

PHARMACEUTICALS (0.3%)
Wyeth
  5.50%, due 2/1/14                                     1,925,000       1,918,911
  6.50%, due 2/1/34                                       525,000         522,130
                                                                    -------------
                                                                        2,441,041
                                                                    -------------
REAL ESTATE (0.1%)
Hospitality Properties Trust
  7.00%, due 3/1/08                                       270,000         290,845
iStar Financial, Inc.
  6.00%, due 12/15/10                                     595,000         597,529
                                                                    -------------
                                                                          888,374
                                                                    -------------
THRIFTS & MORTGAGE FINANCE (0.1%)
Washington Mutual, Inc.
  4.00%, due 1/15/09                                      855,000         842,673
                                                                    -------------

 12   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
TOBACCO (0.0%) (b)
Standard Commercial Tobacco Co., Inc.
  8.875%, due 8/1/05 (f)                            $     389,000   $     394,753
                                                                    -------------
Total Corporate Bonds
  (Cost $85,758,936)                                                   86,630,759
                                                                    -------------

FOREIGN BONDS (1.7%)
---------------------------------------------------------------------------------
BEVERAGES (0.1%)
Coca-Cola HBC Finance BV
  5.125%, due 9/17/13                                     430,000         427,920
                                                                    -------------

COMMERCIAL BANKS (0.1%)
HSBC Holding PLC Tier II
  5.25%, due 12/12/12                                     980,000         988,693
                                                                    -------------

COMMERCIAL SERVICES & SUPPLIES (0.2%)
Hutchison Whamp International Ltd.
  5.45%, due 11/24/10 (c)                               1,680,000       1,656,698
                                                                    -------------
CONTAINERS & PACKAGING (0.0%) (b)
Norampac, Inc.
  6.75%, due 6/1/13                                       375,000         390,000
                                                                    -------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Telefonos de Mexico S.A.
  4.50%, due 11/19/08 (c)                                 545,000         538,606
  8.25%, due 1/26/06                                      655,000         708,881
                                                                    -------------
                                                                        1,247,487
                                                                    -------------
ELECTRIC UTILITIES (0.1%)
AES Gener S.A.
  7.50%, due 3/25/14 (c)                                  485,000         463,175
Singapore Powerassets Ltd.
  5.00%, due 10/22/13 (c)                                 625,000         609,449
                                                                    -------------
                                                                        1,072,624
                                                                    -------------
FOREIGN GOVERNMENTS (0.3%)
Province of Quebec
  5.00%, due 7/17/09                                    1,720,000       1,787,321
Russian Federation
  5.00%, due 3/31/30                                      630,000         577,710
United Mexican States
  6.625%, due 3/3/15 (f)                                  530,000         533,975
                                                                    -------------
                                                                        2,899,006
                                                                    -------------
INDUSTRIAL CONGLOMERATES (0.1%)
Stena AB
  9.625%, due 12/1/12                                     560,000         630,000
                                                                    -------------

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
INSURANCE (0.1%)
Arch Capital Group Ltd.
  7.35%, due 5/1/34                                 $     460,000   $     467,286
                                                                    -------------

MEDIA (0.1%)
Vivendi Universal S.A.
  6.25%, due 7/15/08                                      555,000         579,281
                                                                    -------------

METALS & MINING (0.1%)
Corporacion Nacional del Cobre-Codelco, Inc.
  5.50%, due 10/15/13 (c)                               1,000,000         994,876
                                                                    -------------

PAPER & FOREST PRODUCTS (0.1%)
Norske Skog Canada Ltd.
  7.375%, due 3/1/14 (c)                                  100,000         102,500
  8.625%, due 6/15/11                                     255,000         276,038
Tembec Industries, Inc.
  8.50%, due 2/1/11                                       295,000         300,900
                                                                    -------------
                                                                          679,438
                                                                    -------------
TRANSPORTATION INFRASTRUCTURE (0.2%)
PSA Corp. Ltd.
  7.125%, due 8/1/05 (c)                                1,750,000       1,855,164
                                                                    -------------

WIRELESS TELECOMMUNICATION SERVICES (0.1%)
Vodafone Group PLC
  3.95%, due 1/30/08                                    1,350,000       1,360,490
                                                                    -------------
Total Foreign Bonds
  (Cost $15,045,647)                                                   15,248,963
                                                                    -------------

MUNICIPAL BOND (0.1%)
---------------------------------------------------------------------------------
TEXAS (0.1%)
Harris County Texas Industrial Development Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23                                      660,000         666,118
                                                                    -------------
Total Municipal Bond
  (Cost $660,000)                                                         666,118
                                                                    -------------

U.S. GOVERNMENT & FEDERAL AGENCIES (16.4%)
---------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (0.5%)
  3.00%, due 8/1/10                                       834,524         812,560
  5.00%, due 8/1/33 (e)                                 2,267,062       2,199,656
  5.50%, due 6/14/34 TBA (d)                            1,695,000       1,685,996
                                                                    -------------
                                                                        4,698,212
                                                                    -------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
---------------------------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (3.2%)
  4.00%, due 9/2/08 (f)                             $   1,205,000   $   1,204,658
  4.625%, due 5/1/13                                    5,715,000       5,469,284
  4.75%, due 1/2/07 (f)                                 4,140,000       4,314,133
  5.25%, due 8/1/12                                     1,865,000       1,880,599
  5.50%, due 5/2/06                                     5,945,000       6,268,640
  6.25%, due 2/1/11                                     7,165,000       7,767,913
  6.625%, due 9/15/09                                   2,755,000       3,087,143
                                                                    -------------
                                                                       29,992,370
                                                                    -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (8.2%)
  4.00%, due 5/18/19 TBA (d)                            4,305,000       4,136,838
  4.50%, due 4/1/18-11/1/18 (e)                        17,547,266      17,294,137
 *5.50%, due 5/18/19-6/15/34 TBA (d)                   18,720,000      18,863,240
  5.50%, due 11/1/33 (e)                                5,836,968       5,827,906
  6.00%, due 5/15/34-6/15/34 TBA (d)                   17,910,000      18,288,575
  6.50%, due 6/1/31-10/1/31 (e)                         4,510,439       4,695,084
  7.00%, due 2/1/32 (e)                                 2,303,415       2,434,973
  7.50%, due 8/1/31 (e)                                 3,793,149       4,057,458
                                                                    -------------
                                                                       75,598,211
                                                                    -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (1.4%)
  6.00%, due 4/15/29-8/15/32 (e)                        8,192,344       8,406,441
  7.50%, due 12/15/23-12/15/28                          4,136,810       4,454,745
                                                                    -------------
                                                                       12,861,186
                                                                    -------------
UNITED STATES TREASURY BONDS (0.2%)
  5.375%, due 2/15/31 (f)                               2,069,000       2,096,156
  8.75%, due 8/15/20                                        2,000           2,790
                                                                    -------------
                                                                        2,098,946
                                                                    -------------
UNITED STATES TREASURY NOTES (2.9%)
 *3.00%, due 2/15/08 (f)                               10,200,000      10,127,090
  4.25%, due 11/15/13 (f)                               2,345,000       2,300,483
  4.375%, due 5/15/07 (f)                                 811,000         845,689
  4.625%, due 5/15/06 (f)                               3,900,000       4,075,044
  4.875%, due 2/15/12                                       5,000           5,198
  5.75%, due 11/15/05 (f)                               9,245,000       9,763,589
                                                                    -------------
                                                                       27,117,093
                                                                    -------------
Total U.S. Government & Federal Agencies
  (Cost $153,113,783)                                                 152,366,018
                                                                    -------------

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
YANKEE BONDS (0.5%) (h)
---------------------------------------------------------------------------------
INSURANCE (0.1%)
Montpelier Re Holdings Ltd.
  6.125%, due 8/15/13                               $   1,341,000   $   1,356,447
                                                                    -------------

MARINE (0.0%) (b)
Sea Containers Ltd. Series B
  10.75%, due 10/15/06                                    160,000         165,600
                                                                    -------------

MEDIA (0.1%)
Rogers Cablesystem, Ltd.
  11.00%, due 12/1/15                                     450,000         519,187
                                                                    -------------

OIL & GAS (0.1%)
Husky Oil, Ltd.
  8.90%, due 8/15/28                                      765,000         872,056
                                                                    -------------

PAPER & FOREST PRODUCTS (0.2%)
Abitibi-Consolidated, Inc.
  6.95%, due 12/15/06                                   1,445,000       1,498,614
                                                                    -------------
Total Yankee Bonds
  (Cost $4,399,699)                                                     4,411,904
                                                                    -------------
Total Long-Term Bonds
  (Cost $273,659,143)                                                 273,969,814
                                                                    -------------

                                                           SHARES

COMMON STOCKS (67.0%)
---------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.7%)
Boeing Co. (The)                                           50,700       2,164,383
Northrop Grumman Corp.                                     43,100       4,277,675
Raytheon Co.                                              123,600       3,987,336
United Technologies Corp.                                  62,200       5,365,372
                                                                    -------------
                                                                       15,794,766
                                                                    -------------
AIR FREIGHT & LOGISTICS (0.6%)
FedEx Corp.                                                73,300       5,271,003
                                                                    -------------
AUTO COMPONENTS (0.4%)
Delphi Corp.                                              369,100       3,764,820
                                                                    -------------

AUTOMOBILES (0.7%)
Harley-Davidson, Inc.                                     118,900       6,696,448
                                                                    -------------

BEVERAGES (0.8%)
Coca-Cola Co. (The)                                        40,800       2,063,256
PepsiCo, Inc.                                              94,500       5,149,305
                                                                    -------------
                                                                        7,212,561
                                                                    -------------

 14   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                            SHARES           VALUE
 COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------------
 BIOTECHNOLOGY (0.9%)
 Amgen, Inc. (a)                                            90,800   $   5,109,316
 Genentech, Inc. (a)                                        24,400       2,996,320
                                                                     -------------
                                                                        8,105,636
                                                                     -------------
 BUILDING PRODUCTS (0.1%)
 American Standard Cos., Inc. (a)                           11,800       1,241,242
                                                                     -------------
 CAPITAL MARKETS (1.1%)
 Goldman Sachs Group, Inc. (The)                            39,500       3,821,625
 Merrill Lynch & Co., Inc.                                  36,800       1,995,664
 Morgan Stanley                                             91,300       4,691,907
                                                                     -------------
                                                                        10,509,196
                                                                     -------------
 CHEMICALS (0.6%)
 Air Products & Chemicals, Inc.                             16,500         821,865
 Praxair, Inc.                                             141,300       5,164,515
                                                                     -------------
                                                                         5,986,380
                                                                     -------------
 COMMERCIAL BANKS (2.4%)
 Bank of America Corp.                                     123,152       9,912,505
 Bank One Corp.                                             81,700       4,033,529
 PNC Financial Services Group, Inc. (The)                   51,000       2,708,100
 Wachovia Corp.                                            128,200       5,865,150
                                                                     -------------
                                                                        22,519,284
                                                                     -------------
 COMMERCIAL SERVICES & SUPPLIES (0.5%)
 Cendant Corp.                                             213,100       5,046,208
                                                                     -------------
 COMMUNICATIONS EQUIPMENT (1.3%)
 Avaya, Inc. (a)                                           284,700       3,894,696
 Cisco Systems, Inc. (a)                                   266,200       5,555,594
 Motorola, Inc.                                            162,800       2,971,100
                                                                     -------------
                                                                        12,421,390
                                                                     -------------
 COMPUTERS & PERIPHERALS (2.0%)
 Dell Computer Corp. (a)                                   155,900       5,411,289
 Hewlett-Packard Co.                                       236,800       4,664,960
 International Business Machines Corp.                      96,700       8,526,039
                                                                     -------------
                                                                        18,602,288
                                                                     -------------
 CONSUMER FINANCE (1.0%)
 American Express Co.                                      118,300       5,790,785
 Capital One Financial Corp. (f)                            57,600       3,774,528
                                                                     -------------
                                                                         9,565,313
                                                                     -------------
 CONTAINERS & PACKAGING (1.1%)
*Smurfit-Stone Container Corp. (a)(f)                      590,000      10,142,100
                                                                     -------------


                                                           SHARES           VALUE
 DIVERSIFIED FINANCIAL SERVICES (1.4%)
*Citigroup, Inc.                                           276,293   $  13,286,930
                                                                     -------------

 DIVERSIFIED TELECOMMUNICATION SERVICES (2.1%)
 ALLTEL Corp.                                               94,700       4,767,198
 BellSouth Corp.                                            97,200       2,508,732
 MCI, Inc. (a)(f)                                           51,895         745,212
 SBC Communications, Inc.                                  110,900       2,761,410
 Verizon Communications, Inc.                              226,000       8,529,240
                                                                     -------------
                                                                        19,311,792
                                                                     -------------
 ELECTRONIC EQUIPMENT & INSTRUMENTS (0.9%)
 Agilent Technologies, Inc. (a)                            158,800       4,289,188
 Cooper Industries, Ltd. Class A                            70,400       3,865,664
                                                                     -------------
                                                                         8,154,852
                                                                     -------------
 ENERGY EQUIPMENT & SERVICES (3.9%)
 Baker Hughes, Inc.                                         47,600       1,745,968
 BJ Services Co. (a)                                        50,700       2,256,150
 Diamond Offshore Drilling, Inc. (f)                       426,200       9,615,072
 Pride International, Inc. (a)                             577,700       9,745,799
*Transocean, Inc. (a)                                      385,000      10,691,450
 Weatherford International Ltd. (a)                         42,600       1,852,248
                                                                     -------------
                                                                        35,906,687
                                                                     -------------
 FOOD & STAPLES RETAILING (2.9%)
*CVS Corp.                                                 263,300      10,171,279
 Kroger Co. (The) (a)                                      128,600       2,250,500
 Sysco Corp.                                               127,800       4,888,350
 Wal-Mart Stores, Inc.                                      84,700       4,827,900
 Walgreen Co.                                              141,500       4,878,920
                                                                     -------------
                                                                        27,016,949
                                                                     -------------
 FOOD PRODUCTS (1.5%)
 Cadbury Schweppes PLC (f)(i)                              154,500       5,044,425
 General Mills, Inc.                                       154,500       7,531,875
 Kraft Foods, Inc. Class A                                  46,800       1,540,188
                                                                     -------------
                                                                        14,116,488
                                                                     -------------
 HEALTH CARE EQUIPMENT & SUPPLIES (1.1%)
 Boston Scientific Corp. (a)                               123,800       5,099,322
 Medtronic, Inc.                                            98,200       4,955,172
                                                                     -------------
                                                                        10,054,494
                                                                     -------------
 HEALTH CARE PROVIDERS & SERVICES (4.2%)
 Cardinal Health, Inc. (f)                                  78,900       5,779,425
 Caremark Rx, Inc. (a)                                     157,100       5,317,835
 HCA, Inc.                                                 241,400       9,808,082
 UnitedHealth Group, Inc.                                  105,000       6,455,400

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                           SHARES           VALUE
 COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------------
 HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
 Universal Health Services, Inc. Class B                   139,100   $   6,106,490
 WellPoint Health Networks, Inc. (a)                        48,400       5,405,796
                                                                     -------------
                                                                        38,873,028
                                                                     -------------
 HOTELS, RESTAURANTS & LEISURE (0.5%)
 International Game Technology                             117,500       4,434,450
                                                                     -------------
 HOUSEHOLD DURABLES (0.5%)
 Lennar Corp. Class A                                       94,700       4,436,695
                                                                     -------------

 HOUSEHOLD PRODUCTS (1.1%)
 Colgate-Palmolive Co.                                      77,400       4,479,912
 Kimberly-Clark Corp.                                       95,400       6,243,930
                                                                     -------------
                                                                        10,723,842
                                                                     -------------
 INDUSTRIAL CONGLOMERATES (0.6%)
 General Electric Co.                                      179,700       5,382,015
                                                                     -------------
 INSURANCE (2.9%)
 Allstate Corp. (The)                                       92,500       4,245,750
 Hartford Financial Services Group, Inc. (The)             108,200       6,608,856
 Marsh & McLennan Cos., Inc.                               124,100       5,596,910
 Prudential Financial, Inc.                                 56,600       2,487,004
 St. Paul Travelers Cos., Inc. (The)                       195,461       7,949,399
                                                                     -------------
                                                                        26,887,919
                                                                     -------------
 INTERNET & CATALOG RETAIL (0.6%)
 InterActive Corp. (a)(f)                                  162,800       5,188,436
                                                                     -------------

 IT SERVICES (1.7%)
*Computer Sciences Corp. (a)(f)                            242,400       9,916,584
 First Data Corp.                                          121,200       5,501,268
                                                                     -------------
                                                                        15,417,852
                                                                     -------------
 MACHINERY (3.3%)
 Danaher Corp. (f)                                          59,000       5,458,680
 Dover Corp.                                               133,300       5,335,999
 Illinois Tool Works, Inc.                                  69,500       5,991,595
*Navistar International Corp. (a)(f)                       310,400      14,014,560
                                                                     -------------
                                                                        30,800,834
                                                                     -------------
 MEDIA (2.1%)
 Clear Channel Communications, Inc.                        124,130       5,150,154
 Gannett Co., Inc.                                          46,700       4,047,956


                                                            SHARES           VALUE
 MEDIA (CONTINUED)
 Omnicom Group, Inc.                                        65,800   $   5,231,758
 Viacom, Inc. Class B                                      130,699       5,051,516
                                                                     -------------
                                                                        19,481,384
                                                                     -------------
 METALS & MINING (0.3%)
 Alcoa, Inc.                                                94,900       2,918,175
                                                                     -------------

 MULTILINE RETAIL (1.0%)
 Kohl's Corp. (a)                                          101,700       4,250,043
 Target Corp.                                              113,200       4,909,484
                                                                     -------------
                                                                         9,159,527
                                                                     -------------
 OIL & GAS (1.9%)
 ConocoPhillips                                             48,000       3,422,400
 Kerr-McGee Corp.                                          171,100       8,371,923
 Unocal Corp.                                               72,500       2,612,900
 Valero Energy Corp.                                        52,400       3,341,024
                                                                     -------------
                                                                        17,748,247
                                                                     -------------
 PAPER & FOREST PRODUCTS (2.1%)
*Bowater, Inc. (f)                                         285,000      11,955,750
 International Paper Co.                                   131,900       5,318,208
 MeadWestvaco Corp.                                        104,500       2,732,675
                                                                     -------------
                                                                        20,006,633
                                                                     -------------
 PHARMACEUTICALS (4.5%)
 Bristol-Myers Squibb Co.                                  215,200       5,401,520
 Forest Laboratories, Inc. (a)                              73,800       4,758,624
 Johnson & Johnson                                         105,700       5,710,971
*Merck & Co., Inc.                                         301,000      14,147,000
 Pfizer, Inc.                                              194,800       6,966,048
 Teva Pharmaceutical Industries Ltd. (i)                    83,000       5,109,480
                                                                     -------------
                                                                        42,093,643
                                                                     -------------
 ROAD & RAIL (0.4%)
 Burlington Northern Santa Fe Corp.                        101,000       3,302,700
                                                                     -------------

 SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.3%)
 Advanced Micro Devices, Inc. (a)(f)                       264,500       3,761,190
 Analog Devices, Inc.                                      111,100       4,732,860
 Applied Materials, Inc. (a)                               202,100       3,684,283
 Intel Corp.                                               212,900       5,477,917
 KLA-Tencor Corp. (a)                                       82,900       3,454,443
 Maxim Integrated Products, Inc.                           108,300       4,980,717
 Texas Instruments, Inc.                                   183,300       4,600,830
                                                                     -------------
                                                                        30,692,240
                                                                     -------------

 16   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES           VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------
SOFTWARE (3.7%)
BMC Software, Inc. (a)                                    424,900   $   7,350,770
Electronic Arts, Inc. (a)                                 103,800       5,254,356
Microsoft Corp.                                           246,300       6,396,411
Oracle Corp. (a)                                          434,500       4,875,090
Symantec Corp. (a)                                        125,300       5,644,765
VERITAS Software Corp. (a)                                175,300       4,675,251
                                                                    -------------
                                                                       34,196,643
                                                                    -------------
SPECIALTY RETAIL (2.5%)
Bed Bath & Beyond, Inc. (a)                               135,500       5,029,760
Gap, Inc. (The)                                           368,700       8,115,087
Lowe's Cos., Inc.                                          94,000       4,893,640
TJX Cos., Inc. (The)                                      208,700       5,127,759
                                                                    -------------
                                                                       23,166,246
                                                                    -------------
THRIFTS & MORTGAGE FINANCE (0.8%)
New York Community Bancorp, Inc.                          163,366       4,095,602
Washington Mutual, Inc.                                    73,200       2,883,348
                                                                    -------------
                                                                        6,978,950
                                                                    -------------
Total Common Stocks
  (Cost $589,852,717)                                                 622,616,286
                                                                    -------------
                                                        PRINCIPAL
                                                           AMOUNT
SHORT-TERM INVESTMENTS (17.4%)
---------------------------------------------------------------------------------
COMMERCIAL PAPER (5.1%)
American Express Credit Corp.
  1.02%, due 5/4/04                                 $   5,300,000       5,299,549
American General Finance Corp.
  1.00%, due 5/6/04                                     3,000,000       2,999,583
  1.01%, due 5/4/04                                     2,950,000       2,949,752
  1.02%, due 5/7/04                                     4,200,000       4,199,286
Federal Home Loan Bank
  0.92%, due 5/3/04                                     2,755,000       2,754,859
Federal National Mortgage Association
  0.97%, due 5/20/04                                      660,000         659,662
General Electric Capital Corp.
  1.02%, due 5/6/04-6/15/04                             8,205,000       8,202,365
Merrill Lynch & Co., Inc.
  1.00%, due 5/4/04                                     4,130,000       4,129,656
Morgan Stanley Dean Witter & Co.
  1.02%, due 5/4/04                                       325,000         324,972
  1.03%, due 5/24/04                                    3,000,000       2,998,025

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
COMMERCIAL PAPER (CONTINUED)
UBS Finance (Delaware) LLC
  1.02%, due 5/3/04                                 $  12,515,000   $  12,514,291
                                                                    -------------
Total Commercial Paper
  (Cost $47,032,000)                                                   47,032,000
                                                                    -------------

                                                           SHARES
INVESTMENT COMPANIES (3.0%)
AIM Institutional Funds Group (g)                       1,311,903   $   1,311,903
Merrill Lynch Premier Institutional Fund               26,751,015      26,751,015
                                                                    -------------
Total Investment Companies
  (Cost $28,062,918)                                                   28,062,918
                                                                    -------------
                                                        PRINCIPAL
                                                           AMOUNT
MASTER NOTE (4.5%)
Banc of America Securities LLC
  1.1874%, due 5/3/04 (g)                           $  41,839,000      41,839,000
                                                                    -------------
Total Master Note
  (Cost $41,839,000)                                                   41,839,000
                                                                    -------------
REPURCHASE AGREEMENTS (4.8%)
Banc One Capital Markets, Inc.
  1.1799%, dated 4/30/04
  due 5/3/04
  Proceeds at Maturity $5,500,541 (g)
  (Collateralized by Various Bonds with a
  Principal Amount of $5,995,264 and
  a Market Value of
  $5,610,028)                                           5,500,000       5,500,000
                                                                    -------------
Countrywide Securities Corp.
  1.1324%, dated 4/30/04
  due 5/3/04
  Proceeds at Maturity $2,072,196 (g)
  (Collateralized by Various Bonds with a
  Principal Amount of $2,168,154 and
  a Market Value of
  $2,159,005)                                           2,072,000       2,072,000
                                                                    -------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
---------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (CONTINUED)
Credit Suisse First Boston Corp.
  1.1124%, dated 4/30/04
  due 5/3/04
  Proceeds at Maturity $12,911,197 (g)
  (Collateralized by Various Bonds with a
  Principal Amount of $12,555,691 and a Market
  Value of $13,168,531)                             $  12,910,000   $  12,910,000
                                                                    -------------
Lehman Brothers Inc.
  1.1124%, dated 4/30/04
  due 5/3/04
  Proceeds at Maturity $18,894,751 (g)
  (Collateralized by Various Bonds with a
  Principal Amount of $24,826,597 and a Market
  Value of $19,831,583)                                18,893,000      18,893,000
                                                                    -------------
Merrill Lynch Pierce Fenner & Smith Inc.
  1.1424%, dated 4/30/04
  due 5/3/04
  Proceeds at Maturity $5,369,511 (g)
  (Collateralized by Various Bonds with a
  Principal Amount of $5,267,316 and
  a Market Value of
  $5,637,588)                                           5,369,000       5,369,000
                                                                    -------------
Total Repurchase Agreements
  (Cost $44,744,000)                                                   44,744,000
                                                                    -------------
Total Short-Term Investments
  (Cost $161,677,918)                                                 161,677,918
                                                                    -------------
Total Investments
  (Cost $1,025,189,778)                                     113.9%  1,058,264,018
Liabilities in Excess of
  Cash and Other Assets                                     (13.9)   (128,950,614)
                                                    -------------   -------------
Net Assets                                                  100.0%  $ 929,313,404
                                                    =============   =============

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and maturity date will be determined upon settlement.
(e) Segregated or partially segregated as collateral for TBA.
(f) Represent securities out on loan or a portion of which is out on loan. (See Note 2)
(g) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(h)  Yankee Bond -- Dollar Denominated bonds issued in United
     States by foreign banks and corporations.
(i)  ADR -- American Depository Receipt
(j) The cost for federal income tax purposes is $1,029,570,246.
(k)  At April 30, 2004, net unrealized appreciation was
     $28,693,772 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $56,385,185 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $27,691,413.

 18   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $1,025,189,778) including
  $83,124,450 market value of securities
  loaned                                      $1,058,264,018
Cash                                                   8,697
Deposit with broker for securities loaned              1,508
Receivables:
  Investment securities sold                      15,112,318
  Dividends and interest                           3,956,901
  Fund shares sold                                   202,412
Other assets                                          36,254
                                              --------------
    Total assets                               1,077,582,108
                                              --------------
LIABILITIES:
Securities lending collateral                     87,896,411
Payables:
  Investment securities purchased                 57,239,170
  Fund shares redeemed                               870,553
  NYLIFE Distributors                                707,721
  Transfer agent                                     894,039
  Manager                                            497,392
  Trustees                                             6,164
  Custodian                                            6,085
Accrued expenses                                     151,169
                                              --------------
    Total liabilities                            148,268,704
                                              --------------
Net assets                                    $  929,313,404
                                              ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding
  (par value of $.01 per share) unlimited
  number of shares authorized:
  Class A                                     $       68,569
  Class B                                            449,156
  Class C                                              2,706
  Class I                                                  1
Additional paid-in capital                       876,558,661
Accumulated undistributed net investment
  income                                             296,710
Accumulated net realized gain on investments      18,863,361
Net unrealized appreciation on investments        33,074,240
                                              --------------
Net assets                                    $  929,313,404
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $  122,307,519
                                              ==============
Shares of beneficial interest outstanding          6,856,864
                                              ==============
Net asset value per share outstanding         $        17.84
Maximum sales charge (5.50% of offering
  price)                                                1.04
                                              --------------
Maximum offering price per share outstanding  $        18.88
                                              ==============
CLASS B
Net assets applicable to outstanding shares   $  802,171,957
                                              ==============
Shares of beneficial interest outstanding         44,915,621
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        17.86
                                              ==============
CLASS C
Net assets applicable to outstanding shares   $    4,832,936
                                              ==============
Shares of beneficial interest outstanding            270,627
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        17.86
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $          992
                                              ==============
Shares of beneficial interest outstanding                 56
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        17.83
                                              ==============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                      $  7,160,244
  Dividends (a)                                    3,194,340
  Income from securities loaned -- net                80,725
                                                ------------
Total income                                      10,435,309
                                                ------------
EXPENSES:
  Distribution -- Class B                          3,126,745
  Distribution -- Class C                             18,548
  Manager                                          3,007,855
  Transfer agent                                   1,726,000
  Service -- Class A                                 163,309
  Service -- Class B                               1,042,340
  Service -- Class C                                   6,184
  Shareholder communication                           86,143
  Professional                                        64,374
  Recordkeeping                                       61,734
  Custodian                                           61,323
  Trustees                                            25,080
  Registration                                        20,432
  Miscellaneous                                       30,803
                                                ------------
    Total expenses                                 9,440,870
                                                ------------
Net investment income                                994,439
                                                ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments from:
  Security transactions                           54,076,901
Net change in unrealized appreciation on
  investments                                    (29,897,643)
                                                ------------
Net realized and unrealized gain on
  investments                                     24,179,258
                                                ------------
Net increase in net assets resulting from
  operations                                    $ 25,173,697
                                                ============

(a) Dividends recorded net of foreign withholding taxes of $14,863.

 20   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                  2004            2003*             2002
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income   $     994,439   $    4,489,169   $   10,616,038
 Net realized gain
  (loss) on investments
  and foreign currency
  translations              54,076,901        1,599,399      (28,791,816)
 Net change in
  unrealized
  appreciation
  (depreciation) on
  investments              (29,897,643)     121,630,260     (220,645,625)
                         -----------------------------------------------
 Net increase
  (decrease) in net
  assets resulting from
  operations                25,173,697      127,718,828     (238,821,403)
                         -----------------------------------------------

Dividends to shareholders:
 From net investment income:
   Class A                    (547,613)      (1,369,286)      (2,917,833)
   Class B                    (774,041)      (2,893,322)      (8,537,041)
   Class C                      (4,570)         (17,144)         (54,696)
   Class I                          (2)              --               --
                         -----------------------------------------------
 Total dividends to
  shareholders              (1,326,226)      (4,279,752)     (11,509,570)
                         -----------------------------------------------

Capital share transactions:

 Net proceeds from sale of shares:
   Class A                  11,527,195       35,201,986       39,440,166
   Class B                  20,960,178       33,763,017       45,224,081
   Class C                     359,194          545,522        1,116,671
   Class I                       1,000               --               --
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends:
   Class A                     515,473        1,294,851        2,779,055
   Class B                     752,667        2,811,248        8,247,653
   Class C                       4,209           14,923           47,065
                         -----------------------------------------------
                            34,119,916       73,631,547       96,854,691

 Cost of shares redeemed:
   Class A                 (32,106,350)     (57,123,036)     (82,365,310)
   Class B                 (68,703,701)    (104,608,118)    (195,502,933)
   Class C                    (491,387)        (831,519)      (2,821,262)
                         -----------------------------------------------
                          (101,301,438)    (162,562,673)    (280,689,505)
    Decrease in net
     assets derived
     from capital share
     transactions          (67,181,522)     (88,931,126)    (183,834,814)
                         -----------------------------------------------
    Net increase
     (decrease) in net
     assets                (43,334,051)      34,507,950     (434,165,787)

                                  2004            2003*             2002
NET ASSETS:
Beginning of period      $ 972,647,455   $  938,139,505   $1,372,305,292
                         -----------------------------------------------
End of period            $ 929,313,404   $  972,647,455   $  938,139,505
                         ===============================================
Accumulated
 undistributed
 (distributions in
 excess of) net
 investment income at
 end of period           $     296,710   $      629,497   $      (18,107)
                         ===============================================

* The Fund changed its fiscal year end from December 31 to October 31.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                         JANUARY 1,
                                            SIX MONTHS      2003                                CLASS A
                                              ENDED        THROUGH     ---------------------------------------------------------
                                            APRIL 30,    OCTOBER 31,                    YEAR ENDED DECEMBER 31,
                                              2004*        2003**        2002       2001       2000       1999            1998
Net asset value at beginning of period       $  17.42     $  15.29     $  18.92   $  22.14   $  27.23   $  24.96        $  21.44
                                             --------     --------     --------   --------   --------   --------        --------
Net investment income                            0.08         0.16(b)      0.27       0.34(c)     0.38      0.34            0.39
Net realized and unrealized gain (loss) on
  investments                                    0.41         2.12        (3.62)     (2.99)(c)    (1.62)     3.69           5.29
                                             --------     --------     --------   --------   --------   --------        --------
Total from investment operations                 0.49         2.28        (3.35)     (2.65)     (1.24)      4.03            5.68
                                             --------     --------     --------   --------   --------   --------        --------
Less dividends and distributions:
  From net investment income                    (0.07)       (0.15)       (0.28)     (0.35)     (0.39)     (0.34)          (0.39)
  From net realized gain on investments            --           --           --      (0.22)     (3.46)     (1.42)          (1.77)
                                             --------     --------     --------   --------   --------   --------        --------
Total dividends and distributions               (0.07)       (0.15)       (0.28)     (0.57)     (3.85)     (1.76)          (2.16)
                                             --------     --------     --------   --------   --------   --------        --------
Net asset value at end of period             $  17.84     $  17.42     $  15.29   $  18.92   $  22.14   $  27.23        $  24.96
                                             ========     ========     ========   ========   ========   ========        ========
Total investment return (a)                      2.83%       15.02%      (17.75%)   (11.92%)    (4.48%)    16.46%          26.93%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                        0.85%+       1.21%+       1.57%      1.74%(c)     1.42%     1.32%          1.66%
    Net expenses                                 1.30%+       1.33%+       1.30%      1.18%      1.13%      1.13%           1.16%
    Expenses (before waiver)                     1.30%+       1.33%+       1.31%      1.21%      1.15%      1.16%           1.18%
Portfolio turnover rate                            62%          67%          96%       120%       123%       125%            169%
Net assets at end of period (in 000's)       $122,308     $138,787     $140,298   $221,022   $231,649   $203,924        $152,598

                                                         JANUARY 1,
                                            SIX MONTHS      2003                        CLASS C
                                              ENDED        THROUGH     -----------------------------------------
                                            APRIL 30,    OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                              2004*        2003**        2002       2001       2000       1999
Net asset value at beginning of period        $17.45       $15.32      $ 18.95    $ 22.17     $27.23     $24.96
                                              ------       ------      -------    -------     ------     ------
Net investment income                           0.01         0.06(b)      0.14       0.20(c)    0.18       0.15
Net realized and unrealized gain (loss) on
  investments                                   0.42         2.13        (3.61)     (3.00)(c)   (1.60)     3.69
                                              ------       ------      -------    -------     ------     ------
Total from investment operations                0.43         2.19        (3.47)     (2.80)     (1.42)      3.84
                                              ------       ------      -------    -------     ------     ------
Less dividends and distributions:
  From net investment income                   (0.02)       (0.06)       (0.16)     (0.20)     (0.18)     (0.15)
  From net realized gain on investments           --           --           --      (0.22)     (3.46)     (1.42)
                                              ------       ------      -------    -------     ------     ------
Total dividends and distributions              (0.02)       (0.06)       (0.16)     (0.42)     (3.64)     (1.57)
                                              ------       ------      -------    -------     ------     ------
Net asset value at end of period              $17.86       $17.45      $ 15.32    $ 18.95     $22.17     $27.23
                                              ======       ======      =======    =======     ======     ======
Total investment return (a)                     2.44%       14.33%      (18.37%)   (12.61%)    (5.10%)    15.60%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                       0.10%+       0.46%+       0.82%      0.99%(c)    0.67%     0.57%
    Net expenses                                2.05%+       2.08%+       2.05%      1.93%      1.88%      1.88%
    Expenses (before waiver)                    2.05%+       2.08%+       2.06%      1.96%      1.90%      1.91%
Portfolio turnover rate                           62%          67%          96%       120%       123%       125%
Net assets at end of period (in 000's)        $4,833       $4,845      $ 4,501    $ 7,528     $9,671     $5,579


                                            SEPTEMBER 1***
                                                THROUGH
                                             DECEMBER 31,
                                                 1998
Net asset value at beginning of period          $21.70
                                                ------
Net investment income                             0.11
Net realized and unrealized gain (loss) on
  investments                                     5.03
                                                ------
Total from investment operations                  5.14
                                                ------
Less dividends and distributions:
  From net investment income                     (0.11)
  From net realized gain on investments          (1.77)
                                                ------
Total dividends and distributions                (1.88)
                                                ------
Net asset value at end of period                $24.96
                                                ======
Total investment return (a)                      23.94%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                         0.91%+
    Net expenses                                  1.91%+
    Expenses (before waiver)                      1.93%+
Portfolio turnover rate                            169%
Net assets at end of period (in 000's)          $  359

*    Unaudited.
**   The Fund changed its fiscal year end from December 31 to
     October 31.
***  Class C shares were first offered on September 1, 1998.
+    Annualized.
++   Class I shares were first offered on January 1, 2004.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Per share data based on average shares outstanding during the period.
(c)  As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                              CLASS A   CLASS B   CLASS C
Decrease net investment income                                 (0.02)    (0.02)    (0.02)
Increase net realized and unrealized gains and losses          0.02       0.02      0.02
Decrease ratio of net investment income                        (0.10%)   (0.10%)   (0.10%)

 22   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                  JANUARY 1,
     SIX MONTHS      2003
       ENDED        THROUGH
     APRIL 30,    OCTOBER 31,
       2004*        2003**
      $  17.45     $  15.32
      --------     --------
          0.01         0.06(b)
          0.42         2.13
      --------     --------
          0.43         2.19
      --------     --------
         (0.02)       (0.06)
            --           --
      --------     --------
         (0.02)       (0.06)
      --------     --------
      $  17.86     $  17.45
      ========     ========
          2.44%       14.33%
          0.10%+       0.46%+
          2.05%+       2.08%+
          2.05%+       2.08%+
            62%          67%
      $802,172     $829,016



                               CLASS B
     ------------------------------------------------------------
                       YEAR ENDED DECEMBER 31,
       2002        2001         2000         1999         1998
     $  18.95   $    22.17   $    27.23   $    24.96   $    21.45
     --------   ----------   ----------   ----------   ----------
         0.14         0.20(c)       0.18        0.15         0.21
        (3.61)       (3.00)(c)      (1.60)       3.69        5.28
     --------   ----------   ----------   ----------   ----------
        (3.47)       (2.80)       (1.42)        3.84         5.49
     --------   ----------   ----------   ----------   ----------
        (0.16)       (0.20)       (0.18)       (0.15)       (0.21)
           --        (0.22)       (3.46)       (1.42)       (1.77)
     --------   ----------   ----------   ----------   ----------
        (0.16)       (0.42)       (3.64)       (1.57)       (1.98)
     --------   ----------   ----------   ----------   ----------
     $  15.32   $    18.95   $    22.17   $    27.23   $    24.96
     ========   ==========   ==========   ==========   ==========
       (18.37%)     (12.61%)      (5.10%)      15.60%       25.96%
         0.82%        0.99%(c)       0.67%       0.57%       0.91%
         2.05%        1.93%        1.88%        1.88%        1.91%
         2.06%        1.96%        1.90%        1.91%        1.93%
           96%         120%         123%         125%         169%
     $793,340   $1,143,755   $1,457,366   $1,678,696   $1,482,411

   CLASS I
 ------------
  JANUARY 1,
    2004++
   THROUGH
  APRIL 30,
    2004*
    $17.98
    ------
     (0.04)
     (0.07)
    ------
     (0.11)
    ------
     (0.04)
        --
    ------
     (0.04)
    ------
    $17.83
    ======
     (0.64%)
      1.46%+
      0.69%+
      0.69%+
        62%
    $    1

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Total Return Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on December 29, 1987 and September 1, 1998, respectively. Class I shares are not subject to sales charge. Distribution of Class I shares commenced on January 1, 2004. Class A shares, Class B shares, Class C shares and Class I shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Each class of shares, other than Class I shares, bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

The Fund also invests in foreign securities which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Debt securities are valued at prices supplied by a pricing agent selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's Manager to be representative of market values at the regular close of business of the New York Stock Exchange. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

(B) MORTGAGE DOLLAR ROLLS. The fund enters into mortgage dollar roll ("MDR") transactions for which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(C) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(D) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to

 24   MainStay Total Return Fund
distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(F) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(G) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(H) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Certain amounts have been reclassified to conform to current year presentation. Such reclassifications had no effect on the Fund's net investment income or net assets.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.64% of the Fund's average daily net assets on assets up to $500 million and 0.60% annually on assets in excess of $500 million. For the six months ended April 30, 2004, the Manager earned from the Fund $3,007,855.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.32% of the average daily net assets of the Fund on assets up to $500 million and 0.30% on assets in excess of $500 million.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C

                                                    www.mainstayfunds.com     25
shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $13,389 for the six months ended April 30, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $5,314, $169,980 and $458, respectively, for the six months ended April 30, 2004.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended April 30, 2004 amounted to $1,726,000.

(E) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Total Return Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $10,923 for the six months ended April 30, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $61,734 for the six months ended April 30, 2004.

NOTE 4 -- FEDERAL INCOME TAX:

At October 31, 2003, for federal income tax purposes, capital loss carryforwards of $30,837,200 were available, as shown in the table below, to the extent provided by the regulations, to offset future realized gains through the years indicated. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

        CAPITAL LOSS               AMOUNT
      AVAILABLE THROUGH            (000'S)

            2009                   $ 2,027
            2010                    28,810
  ---------------------------------------------
                                   $30,837
  ---------------------------------------------

The Fund utilized $3,506,043 of capital loss carryforwards for the ten months ended October 31, 2003.

The tax character of distributions paid during the ten months ended October 31, 2003 and the year ended December 31, 2002, shown in the Statement of Changes in Net Assets, were as follows:

                                              2003         2002
Distributions paid from:
 Ordinary Income                        $4,279,752  $11,509,502
 Long Term Capital Gain                         --           --
---------------------------------------------------------------
                                        $4,279,752  $11,509,502
---------------------------------------------------------------

NOTE 5 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2004, purchases and sales of U.S. Government securities, other than short-term securities, were $165,318 and $177,807, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $420,795 and $496,907, respectively.

As of April 30, 2004, the Fund had securities on loan with an aggregate market value of $83,124,450. The Fund received $87,896,411 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. The Fund also received $82,377 in securities as collateral for securities on loan.

NOTE 6 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual

 26   MainStay Total Return Fund
rate of .075% of the average commitment amount, regardless of usage, to the Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2004.

NOTE 7 -- CAPITAL SHARE TRANSACTIONS
(IN 000'S):

                           SIX MONTHS ENDED
                            APRIL 30, 2004*
                       CLASS A  CLASS B  CLASS C  CLASS I**
Shares sold                639    1,161       20      --(a)
-----------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions             29       42    --(a)         --
-----------------------------------------------------------
                           668    1,203       20      --(a)
Shares redeemed        (1,778)  (3,793)     (27)         --
-----------------------------------------------------------
Net increase
  (decrease)           (1,110)  (2,590)      (7)      --(a)
-----------------------------------------------------------

                                    JANUARY 1 THROUGH
                                   OCTOBER 31, 2003***
                                CLASS A  CLASS B  CLASS C
Shares sold                       2,173    2,089       33
---------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                      81      178        1
---------------------------------------------------------
                                  2,254    2,267       34
Shares redeemed                 (3,466)  (6,552)     (50)
---------------------------------------------------------
Net decrease                    (1,212)  (4,285)     (16)
---------------------------------------------------------

                                       YEAR ENDED
                                    DECEMBER 31, 2002
                                CLASS A  CLASS B  CLASS C
Shares sold                       2,346    2,672       64
---------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                     171      511        3
---------------------------------------------------------
                                  2,517    3,183       67
Shares redeemed                 (5,021)  (11,742)   (170)
---------------------------------------------------------
Net decrease                    (2,504)  (8,559)    (103)
---------------------------------------------------------

(a)  Less than one thousand.
*   Unaudited.
**  First offered on January 1, 2004.
*** The Fund changed its fiscal year end from December 31 to October 31.

NOTE 8 -- OTHER MATTERS:

(A) On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's reports on the Trust's financial statements for the period ended October 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through, the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

(B) NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. NYLIM and the MainStay Equity Index Fund are currently seeking to resolve the SEC Staff's concerns regarding these matters, although there can be no assurance at this time as to the outcome of these efforts.

                                                    www.mainstayfunds.com     27

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              55           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Manager, NYLIFE Distributors LLC; Vice
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 portfolios);
                                                 President, Eclipse Funds Inc. (10
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                23           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   23           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           23           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                23           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               23           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

 28   MainStay Total Return Fund

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        MICHAEL H.        Trustee since 2003     Retired. Independent Consultant (1999 to            23           None
        SUTTON(+)                                present) (accounting and capital market
        9/19/40                                  regulation); Consultant, Financial
                                                 Accounting Standards Board (1998 to
                                                 1999); Chief Accountant, United States
                                                 Securities and Exchange Commission (1995
                                                 to 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Trustee since 1994     Advisor (July 2003 to present) and                  23           None
        TRUTANIC                                 Managing Director (2001 to 2003), The
        2/13/52                                  Carlyle Group (private investment firm);
                                                 Chairman and Chief Executive Officer,
                                                 Somerset Group (financial advisory firm);
                                                 Senior Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             36           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.;
                                                 Manager, NYLIFE Distributors LLC;
                                                 Director, New York Life Trust Company.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    61           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Chief Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ROBERT A.         Secretary since 2001   Senior Managing Director, General Counsel           55           None
        ANSELMI                                  and Secretary, New York Life Investment
        10/19/46                                 Management LLC (including predecessor
                                                 advisory organizations); Secretary, New
                                                 York Life Investment Management Holdings
                                                 LLC; Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIFE Distributors LLC;
                                                 Secretary, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds Inc., and Eclipse Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc., (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             55           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 NYLIFE Securities Inc.; Vice
                                                 President-Financial Operations and Chief
                                                 Financial Officer, NYLIFE Distributors
                                                 LLC; Tax Vice President, New York Life
                                                 International, LLC; Tax Vice President,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     + Resigned effective June 11, 2004.

                                                    www.mainstayfunds.com     29

MAINSTAY FUNDS

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Core Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MacKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

McMORGAN & COMPANY LLC(3)
San Francisco, California

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT AUDITORS

KPMG LLP

 30   MainStay Total Return Fund

(MAINSTAY LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2004 by NYLIFE Distributors LLC. All rights reserved.       SEC File Number:
                                                                       811-04550

NYLIM-A05453        [RECYCLE LOGO]                                  MSTR10-06/04

(MAINSTAY LOGO)

                                             MAINSTAY(R)
                                             VALUE FUND

                                             The MainStay(R) Funds

                                             Semiannual Report
                                             Unaudited

                                             April 30, 2004

                       This page intentionally left blank

 2   MainStay Value Fund

MESSAGE FROM
THE PRESIDENT

Most domestic and international stock markets advanced during the six months ended April 30, 2004. The U.S. economy generally improved, with real gross domestic product growing at a seasonally adjusted annual rate of 4.1% in the fourth quarter of 2003 and, according to preliminary estimates, rising 4.4% in the first quarter of 2004. Inflation remained relatively modest throughout the reporting period but increased enough to reassure the Federal Reserve that unwanted deflation was no longer a serious concern.

Increases in corporate productivity led to worries that we might be having a "jobless recovery." In early April, however, the release of March employment figures showed a dramatic rise in nonfarm payrolls. Unfortunately, the combination of higher employment and rising inflation suggested that the Federal Reserve might soon move to raise interest rates. Bond markets adjusted to accommodate this perception, with yields rising and prices declining in April. The stock market, which had recorded relatively steady gains since mid-March of 2003, became increasingly volatile from late January through the end of April 2004.

In March and April, bond yields rose to reflect the increasing likelihood of a less-accommodative monetary policy. Since bond prices and yields tend to move in opposite directions, several bond indices recorded negative price performance during the six-month reporting period, but most provided positive total returns.

A weak U.S. dollar helped strengthen the performance of international stocks and was good news for U.S. exporters. The strengthening Japanese economy was greeted as positive news by international investors, but moves to decelerate the rapid economic growth in China were not as favorably received. Several international markets provided double-digit total returns for the six-month reporting period.

On January 1, 2004, the Eclipse Funds were re-branded as MainStay Funds. The change was part of a repositioning initiative at New York Life Investment Management LLC. During the reporting period, some Funds were merged, others liquidated, and still others renamed. The result was a single, robust, and integrated mutual fund family that gives investors a more comprehensive array of alternatives.

At MainStay, each of our Funds seeks to achieve its investment objective through consistent application of an established investment process. Whether the investments you've chosen use quantitative analysis, fundamental research, or a combination of the two, our disciplines remain the same, even when the markets move. We believe that our time-tested investment strategies can help you pursue your long-range goals with confidence. We hope to continue to serve your investment needs for many years to come.

Sincerely,

/s/ GARY E. WENDLANDT

Gary E. Wendlandt

President

   TABLE OF CONTENTS

   Message from the President                     3
---------------------------------------------------

   Investment and Performance Comparison          4
---------------------------------------------------

   Portfolio Management Discussion and
   Analysis                                       7
---------------------------------------------------

   Portfolio Composition                          8
---------------------------------------------------

   Portfolio of Investments                       9

   Financial Statements                          13
---------------------------------------------------

   Notes to Financial Statements                 18
---------------------------------------------------

   Trustees and Officers                         23
---------------------------------------------------

   MainStay(R) Funds                             25

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

                                                              SIX     ONE     FIVE    TEN
BENCHMARKS                                                   MONTHS   YEAR   YEARS   YEARS
RUSSELL 1000(R) VALUE INDEX(1)                                8.15%  26.26%   1.55%  12.12%
AVERAGE LIPPER LARGE-CAP VALUE FUND(2)                        7.68   24.91    0.35    9.87

 CLASS A SHARES
--------------------------------------------------------------------------------

                          SIX      ONE      FIVE     TEN
TOTAL RETURNS            MONTHS    YEAR    YEARS    YEARS
---------------------------------------------------------
With sales charges       2.54%    19.09%   -0.14%   6.98%
Excluding sales charges  8.51     26.02     1.00    7.59

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
PERIOD-END
----------
4/30/94                                                                    $  945                              $1,000
                                                                            1,031                               1,126
                                                                            1,282                               1,463
                                                                            1,496                               1,793
                                                                            1,958                               2,549
                                                                            1,869                               2,908
                                                                            1,756                               2,796
                                                                            2,031                               2,975
                                                                            1,955                               2,859
                                                                            1,558                               2,487
4/30/04                                                                     1,964                               3,140

                                                          -- MainStay Value Fund
                                                     -- Russell 1000 Value Index

 CLASS B SHARES
--------------------------------------------------------------------------------

                          SIX      ONE      FIVE     TEN
TOTAL RETURNS            MONTHS    YEAR    YEARS    YEARS
---------------------------------------------------------
With sales charges       3.14%    20.12%   -0.13%   6.85%
Excluding sales charges  8.14     25.12     0.24    6.85

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
PERIOD-END
----------
4/30/94                                                                    $1,000                              $1,000
                                                                            1,084                               1,126
                                                                            1,339                               1,463
                                                                            1,555                               1,793
                                                                            2,024                               2,549
                                                                            1,916                               2,908
                                                                            1,787                               2,796
                                                                            2,051                               2,975
                                                                            1,960                               2,859
                                                                            1,550                               2,487
4/30/04                                                                     1,940                               3,140

                                                          -- MainStay Value Fund
                                                     -- Russell 1000 Value Index

 CLASS C SHARES
--------------------------------------------------------------------------------

                           SIX      ONE     FIVE     TEN
TOTAL RETURNS             MONTHS    YEAR    YEARS   YEARS
---------------------------------------------------------
With sales charges        7.14%    24.12%   0.24%   6.85%
Excluding sales charges   8.14     25.12    0.24    6.85

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
PERIOD-END
----------
4/30/94                                                                    $1,000                              $1,000
                                                                            1,084                               1,126
                                                                            1,339                               1,463
                                                                            1,555                               1,793
                                                                            2,024                               2,549
                                                                            1,916                               2,908
                                                                            1,787                               2,796
                                                                            2,051                               2,975
                                                                            1,960                               2,859
                                                                            1,550                               2,487
4/30/04                                                                     1,940                               3,140

                                                          -- MainStay Value Fund
                                                     -- Russell 1000 Value Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $1,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of ..25%. Class R1 and Class R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Performance for Class A and Class C shares, first offered 1/3/95 and 9/1/98, respectively, and performance for Class I, R1, and R2 shares, first offered 1/1/04, include the historical performance of Class B shares from inception (5/1/86) through 12/31/94 for Class A, through 8/31/98 for Class C, and through 12/31/03 for Class I, R1, and R2 and has been adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for such shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Value Fund

 CLASS I SHARES
--------------------------------------------------------------------------------

                           SIX      ONE     FIVE     TEN
TOTAL RETURNS             MONTHS    YEAR    YEARS   YEARS
---------------------------------------------------------
With sales charges          N/A       N/A      N/A     N/A
Excluding sales charges    8.83%     26.52%   1.26%   7.92%

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
PERIOD-END
----------
4/30/94                                                                    $1,000                              $1,000
                                                                            1,095                               1,126
                                                                            1,367                               1,463
                                                                            1,603                               1,793
                                                                            2,105                               2,549
                                                                            2,013                               2,908
                                                                            1,896                               2,796
                                                                            2,196                               2,975
                                                                            2,120                               2,859
                                                                            1,693                               2,487
4/30/04                                                                     2,143                               3,140

                                                          -- MainStay Value Fund
                                                     -- Russell 1000 Value Index

 CLASS R1 SHARES
--------------------------------------------------------------------------------

                           SIX      ONE     FIVE     TEN
TOTAL RETURNS             MONTHS    YEAR    YEARS   YEARS
---------------------------------------------------------
With sales charges          N/A        N/A    N/A     N/A
Excluding sales charges    8.69%     26.35%  1.14%   7.80%

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
PERIOD-END
----------
4/30/94                                                                  $1,000.00                           $1,000.00
                                                                          1,093.00                            1,126.00
                                                                          1,364.00                            1,463.00
                                                                          1,597.00                            1,793.00
                                                                          2,097.00                            2,549.00
                                                                          2,002.00                            2,908.00
                                                                          1,884.00                            2,796.00
                                                                          2,180.00                            2,975.00
                                                                          2,102.00                            2,859.00
                                                                          1,677.00                            2,487.00
4/30/04                                                                   2,119.00                            3,140.00

                                                          -- MainStay Value Fund
                                                     -- Russell 1000 Value Index

 CLASS R2 SHARES
--------------------------------------------------------------------------------

                           SIX      ONE     FIVE     TEN
TOTAL RETURNS             MONTHS    YEAR    YEARS   YEARS
---------------------------------------------------------
With sales charges         N/A     N/A      N/A      N/A
Excluding sales charges   8.58%  25.98%    0.89%    7.54%

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
PERIOD-END
----------
4/30/94                                                                  $1,000.00                           $1,000.00
                                                                          1,091.00                            1,126.00
                                                                          1,357.00                            1,463.00
                                                                          1,586.00                            1,793.00
                                                                          2,076.00                            2,549.00
                                                                          1,979.00                            2,908.00
                                                                          1,857.00                            2,796.00
                                                                          2,144.00                            2,975.00
                                                                          2,062.00                            2,859.00
                                                                          1,642.00                            2,487.00
4/30/04                                                                   2,069.00                            3,140.00

                                                          -- MainStay Value Fund
                                                     -- Russell 1000 Value Index

1. The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

 $1,000 INVESTED IN MAINSTAY VALUE FUND
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                       ENDING ACCOUNT                          VALUE
                                                        VALUE (BASED                         (BASED ON
                                       BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                        ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                         VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
SHARE CLASS                             11/1/03           4/30/04            PERIOD          EXPENSES)           PERIOD
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES(1)                       $1,000             $1,086             $ 7              $1,044             $ 7
------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(1)                       $1,000             $1,082             $11              $1,040             $10
------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES(1)                       $1,000             $1,082             $11              $1,040             $10
------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES(2,3)                     $1,000             $1,005             $ 2              $1,048             $ 2
------------------------------------------------------------------------------------------------------------------------

CLASS R1 SHARES(2,3)                    $1,000             $1,004             $ 3              $1,047             $ 3
------------------------------------------------------------------------------------------------------------------------

CLASS R2 SHARES(2,3)                    $1,000             $1,003             $ 3              $1,047             $ 4
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).
2. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 121 (to reflect the four-month period).
3. Class I, Class R1, and Class R2 shares were first offered on January 1, 2004. Expenses paid during the period reflect ongoing costs for the four-month period ending April 30, 2004. Had Class I, Class R1, and Class R2 shares been offered for the six months ended April 30, 2004, based on a hypothetical 5% return, expenses paid during the period would be $4, $4, and $5, respectively, and the ending account values would be $1,047, $1,046, and $1,045, respectively.

 6   MainStay Value Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Richard A. Rosen of MacKay Shields LLC

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKET DURING THE SIX MONTHS ENDED APRIL 30, 2004?

In November and December 2003, evidence of an improving economy drove stock prices higher. Strong growth in corporate profits helped equities continue their climb in January and February 2004. Fourth-quarter 2003 earnings reports confirmed a strong growth trend, with rapid revenue growth making a significant contribution to bottom-line gains.

The interest-rate and inflation outlook remained relatively benign through most of the reporting period. In the last two months, however, strong employment figures and rising inflation data led to concerns that the Federal Reserve might raise the targeted federal funds rate. In March and April 2004, the equity market gave back some of the ground it had gained earlier in the reporting period.

WERE THERE OTHER FORCES AT WORK?

The push and pull of mixed economic signals had a definite effect. While U.S. economic news was generally favorable, the market was affected by geopolitical unrest and concerns that economic growth in China might decelerate. First-quarter 2004 corporate-profit reports were strong, but inflation and interest-rate concerns seemed to preoccupy investors in April.

WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG RELATIVE PERFORMANCE?

Excluding sales charges, Class A shares outperformed and Class B and Class C shares underperformed the Russell 1000(R) Value Index(1) for the six-month period. Class I, R1, and R2 shares all outperformed this benchmark for the reporting period largely because of the Fund's stock selection within the financials, industrials, and information technology sectors. As of April 30, 2004, the Fund was underweighted in financials and overweighted in industrials. Some holdings in the Fund's overweighted positions in energy, materials, and industrials also benefited from improving trends in manufacturing and industrial data.

HOW DID THE FUND'S FINANCIAL STOCKS FARE DURING THE REPORTING PERIOD?

The financials sector was one of the Fund's weakest-performing sectors on an absolute basis. This was particularly true in April 2004, as concern over the potential for rising interest rates was reflected in the market. Fortunately, the Fund avoided many of the stocks that fell sharply, and it had exposure to some that posted good results. The Fund's insurance-related holdings advanced on positive pricing trends. Allstate, Prudential Financial, and Hartford Financial Services all enhanced the Fund's results during the reporting period. Bank One and FleetBoston Financial were also strong. FleetBoston received an acquisition bid from Bank of America in late October 2003, and FleetBoston's shares were up 13% for the period.(2) Bank One gained 18%, partly because of a January 2004 takeover bid from J.P. Morgan Chase.

Unfortunately, the Fund also held financial stocks that detracted from the Fund's relative performance. Among them were Merrill Lynch, a capital-markets sensitive stock that fell with the broader equity market, and Washington Mutual, a lender that might be negatively affected by higher interest rates. Both stocks were down 8% during the period.

HOW DID THE FUND'S INFORMATION TECHNOLOGY HOLDINGS PERFORM?

In general, the information technology sector provided a lackluster performance, but relative to related stocks in the benchmark the Fund's information technology holdings strongly outperformed during the period. The Fund benefited from its position in Motorola, which was up 36% during the reporting period. Balance sheet strength, new leadership, and improving operating trends in mobile handsets, semiconductors, and telecommunications equipment helped Motorola post first-quarter 2004 earnings well above the most optimistic expectations.

Although Advanced Micro Devices posted strong gains in 2003, investors began to take profits when the company appeared to be embarking on a major spending initiative. There was also speculation that rival Intel might counter Advanced Micro Devices' 64-bit microprocessor with one of its own.

Past performance is no guarantee of future results. Investment objectives may not be met, as the underlying investment options are subject to market risk and fluctuations in value.
1. See footnote on page 5 for more information about the Russell 1000(R) Value Index.
2. Performance percentages reflect the price performance of the securities mentioned for the six months ended April 30, 2004, or for the portion of the reporting period shares were held in the Fund, if shorter. Performance percentages do not reflect the impact of dividends received, if any. Due to purchases and sales, the performance of Fund holdings may differ from that of the securities themselves.

                                                     www.mainstayfunds.com     7

WERE THERE OTHER STOCKS THAT ENHANCED OR DETRACTED FROM RESULTS?

The Fund's defense & aerospace industry holdings contributed positively, as government spending helped earnings and cash-flow generation. Raytheon was up 23% while Northrop Grumman and Boeing each gained 12%. Within the industrials sector, Navistar climbed 12%. Navistar is benefiting from rising heavy-duty truck order rates and, in our view, remains inexpensive relative to its earnings power. High energy prices helped the shares of the Fund's integrated energy stocks, with ConocoPhillips and ChevronTexaco gaining 26% and 25%, respectively. We have reduced the Fund's positions in these stocks as both have approached our price targets. Bowater and International Paper both managed small gains during the reporting period, but the positions had a negative impact on relative performance. We remain optimistic about price increases in the paper industry and expect these holdings to respond favorably.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

At the end of April 2004, the Fund was overweighted in energy, industrials, materials, health care, and consumer staples, and underweighted in consumer discretionary, financials, and utilities. We remain confident in our investment disciplines and will continue to seek opportunities among undervalued stocks with improving fundamental characteristics.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 PORTFOLIO COMPOSITION AS OF APRIL 30, 2004

(PORTFOLIO COMPOSITION PIE CHART)

                                                 SHORT-TERM INVESTMENTS
                                                    (COLLATERAL FROM
                                                  SECURITIES LENDING IS       CONVERTIBLE PREFERRED     LIABILITIES IN EXCESS OF
COMMON STOCKS                                            11.2%)                      STOCKS               CASH AND OTHER ASSETS
-------------                                    ----------------------       ---------------------     ------------------------
90.9%                                                     16.60%                       3.90%                       -11.4%

 8   MainStay Value Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2004 UNAUDITED


                                                           SHARES           VALUE
COMMON STOCKS (90.9%)+
---------------------------------------------------------------------------------
AEROSPACE & DEFENSE (4.9%)
Boeing Co. (The)                                          248,200   $  10,595,658
Northrop Grumman Corp.                                    129,800      12,882,650
Raytheon Co.                                              346,200      11,168,412
                                                                    -------------
                                                                       34,646,720
                                                                    -------------
BUILDING PRODUCTS (0.5%)
American Standard Cos., Inc. (a)                           35,100       3,692,169
                                                                    -------------
CAPITAL MARKETS (5.3%)
Goldman Sachs Group, Inc. (The)                           105,100      10,168,425
iShares Russell 1000 Value Index (c)                      278,200      16,199,586
Merrill Lynch & Co., Inc.                                 196,600      10,661,618
                                                                    -------------
                                                                       37,029,629
                                                                    -------------
COMMERCIAL BANKS (9.3%)
*Bank of America Corp.                                    227,863      18,340,693
Bank One Corp.                                            223,100      11,014,447
PNC Financial Services Group, Inc. (The)                  241,300      12,813,030
U.S. Bancorp                                              345,300       8,853,492
Wachovia Corp.                                            310,300      14,196,225
                                                                    -------------
                                                                       65,217,887
                                                                    -------------
COMMUNICATIONS EQUIPMENT (0.9%)
Motorola, Inc.                                            349,600       6,380,200
                                                                    -------------
COMPUTERS & PERIPHERALS (2.0%)
International Business Machines Corp.                     162,600      14,336,442
                                                                    -------------
CONTAINERS & PACKAGING (2.5%)
*Smurfit-Stone Container Corp. (a)(c)                   1,032,900      17,755,551
                                                                    -------------
DIVERSIFIED FINANCIAL SERVICES (3.6%)
*Citigroup, Inc.                                          528,466      25,413,930
                                                                    -------------
DIVERSIFIED TELECOMMUNICATION SERVICES (5.9%)
ALLTEL Corp.                                              215,100      10,828,134
BellSouth Corp.                                           329,400       8,501,814
SBC Communications, Inc.                                  220,300       5,485,470
Verizon Communications, Inc.                              433,600      16,364,064
                                                                    -------------
                                                                       41,179,482
                                                                    -------------
ELECTRICAL EQUIPMENT (0.5%)
Cooper Industries, Ltd. Class A                            68,700       3,772,317
                                                                    -------------
ENERGY EQUIPMENT & SERVICES (2.9%)
Diamond Offshore Drilling, Inc. (c)                       177,700       4,008,912
Pride International, Inc. (a)                             355,100       5,990,537
Transocean, Inc. (a)                                      385,300      10,699,781
                                                                    -------------
                                                                       20,699,230
                                                                    -------------


                                                           SHARES           VALUE
FOOD & STAPLES RETAILING (3.5%)
*CVS Corp.                                                462,700   $  17,874,101
Kroger Co. (The) (a)(c)                                   380,800       6,664,000
                                                                    -------------
                                                                       24,538,101
                                                                    -------------
FOOD PRODUCTS (4.2%)
Cadbury Schwppes PLC ADR (c)(d)                           266,300       8,694,695
General Mills, Inc.                                       235,100      11,461,125
Kraft Foods, Inc. Class A                                 275,600       9,069,996
                                                                    -------------
                                                                       29,225,816
                                                                    -------------
HEALTH CARE PROVIDERS & SERVICES (2.0%)
HCA, Inc.                                                 350,300      14,232,689
                                                                    -------------
HOUSEHOLD PRODUCTS (2.9%)
Kimberly-Clark Corp.                                      201,100      13,161,995
Procter & Gamble Co. (The)                                 68,300       7,222,725
                                                                    -------------
                                                                       20,384,720
                                                                    -------------
INSURANCE (10.5%)
Allstate Corp. (The)                                      299,000      13,724,100
American International Group, Inc.                        140,600      10,073,990
Hartford Financial Services Group, Inc. (The)             226,900      13,859,052
Marsh & McLennan Cos., Inc.                               190,000       8,569,000
Prudential Financial, Inc.                                273,600      12,021,984
St. Paul Travelers Cos., Inc. (The)                       374,511      15,231,362
                                                                    -------------
                                                                       73,479,488
                                                                    -------------
IT SERVICES (2.0%)
Computer Sciences Corp. (a)                               345,700      14,142,587
                                                                    -------------
MACHINERY (3.3%)
*Navistar International Corp. (a)(c)                      506,100      22,850,415
                                                                    -------------
METALS & MINING (1.5%)
Alcoa, Inc.                                               351,356      10,804,197
                                                                    -------------
OIL & GAS (9.4%)
*ChevronTexaco Corp.                                      186,452      17,060,358
*ConocoPhillips                                           238,400      16,997,920
*ExxonMobil Corp.                                         395,800      16,841,290
Kerr-McGee Corp.                                          313,700      15,349,341
                                                                    -------------
                                                                       66,248,909
                                                                    -------------

+ Percentages indicated are based on Fund net assets.
* Fund's 10 largest holdings. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com     9


                                                           SHARES           VALUE
COMMON STOCKS (CONTINUED)+
---------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (3.4%)
*Bowater, Inc. (c)                                        400,100   $  16,784,195
International Paper Co.                                   172,700       6,963,264
                                                                    -------------
                                                                       23,747,459
                                                                    -------------
PHARMACEUTICALS (4.3%)
Bristol-Myers Squibb Co.                                  433,300      10,875,830
*Merck & Co., Inc.                                        408,000      19,176,000
                                                                    -------------
                                                                       30,051,830
                                                                    -------------
ROAD & RAIL (1.4%)
Burlington Northern Santa Fe Corp.                        297,900       9,741,330
                                                                    -------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.5%)
Advanced Micro Devices, Inc. (a)(c)                       263,100       3,741,282
                                                                    -------------
SPECIALTY RETAIL (2.4%)
Gap, Inc. (The) (c)                                       760,500      16,738,605
                                                                    -------------
THRIFTS & MORTGAGE FINANCE (1.3%)
Washington Mutual, Inc.                                   232,950       9,175,901
                                                                    -------------
Total Common Stocks
  (Cost $566,200,240)                                                 639,226,886
                                                                    -------------

CONVERTIBLE PREFERRED STOCKS (3.9%)
---------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (0.9%)
Goldman Sachs Group, Inc. (The)
  1.875%, Series UHS (e)                                  138,900       6,089,654
                                                                    -------------
OIL & GAS (2.2%)
Goldman Sachs Group, Inc. (The)
  1.75%, Series DO/RIG (e)                                 60,000       5,343,480
  2.625%, Series BSKT (e)                                  62,301       6,267,481
  2.75%, Series BSKT (e)                                   40,000       3,952,880
                                                                    -------------
                                                                       15,563,841
                                                                    -------------
SOFTWARE (0.8%)
Goldman Sachs Group, Inc. (The)
  2.75%, Series BMC (e)                                   304,800       5,522,671
                                                                    -------------
Total Convertible Preferred Stocks
  (Cost $28,487,923)                                                   27,176,166
                                                                    -------------
                                                        NUMBER OF
                                                    CONTRACTS (F)           VALUE
PURCHASED CALL OPTION (0.0%) (b)
---------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (0.0%) (b)
Rowan Cos., Inc.
  Strike Price $25.00
  Expire 10/16/04 (a)(g)                                    2,697   $     323,640
                                                                    -------------
Total Purchased Call Option
  (Cost $331,623)                                                         323,640
                                                                    -------------
                                                        PRINCIPAL
                                                           AMOUNT
SHORT-TERM INVESTMENTS (16.6%)
---------------------------------------------------------------------------------
COMMERCIAL PAPER (5.4%)
American Express Credit Corp.
  1.02%, due 5/4/04                                 $   2,500,000       2,499,787
Federal Home Loan Bank
  0.92%, due 5/3/04                                     3,165,000       3,164,838
Federal National Mortgage Association
  0.91%, due 5/3/04                                     6,220,000       6,219,686
General Electric Capital Corp.
  1.02%, due 5/6/04                                     2,215,000       2,214,686
Morgan Stanley & Co.
  1.02%, due 5/4/04                                    11,985,000      11,983,981
  1.03%, due 5/24/04                                    5,000,000       4,996,709
UBS Finance (Delaware) LLC
  1.02%, due 5/3/04                                     6,675,000       6,674,622
                                                                    -------------
Total Commercial Paper
  (Cost $37,754,309)                                                   37,754,309
                                                                    -------------

                                                           SHARES
INVESTMENT COMPANY (0.1%)
AIM Institutional Funds Group (h)                         962,181         962,181
                                                                    -------------
Total Investment Company
  (Cost $962,181)                                                         962,181
                                                                    -------------
                                                        PRINCIPAL
                                                           AMOUNT
MASTER NOTE (4.8%)
Banc of America Securities LLC 1.1874%, due 5/3/04
  (h)                                               $  33,428,000      33,428,000
                                                                    -------------
Total Master Note (Cost $33,428,000)                                   33,428,000
                                                                    -------------

 10   MainStay Value Fund           The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
REPURCHASE AGREEMENTS (6.3%)
Banc One Capital Markets, Inc. 1.1799%, dated
  4/30/04 due 5/3/04 (h)
  Proceeds at Maturity $7,500,737
  (Collateralized by Various Bonds with a
  Principal Amount of $8,175,361 and a Market
  Value of $7,650,038)                              $   7,500,000   $   7,500,000
Countrywide Securities Corp.
  1.1324%, dated 4/30/04
  due 5/3/04 (h)
  Proceeds at Maturity $7,086,669
  (Collateralized by Various Bonds with a
  Principal Amount of $7,414,835 and a Market
  Value of $7,383,546)                                  7,086,000       7,086,000
Credit Suisse First Boston LLC 1.1124%, dated
  4/30/04
  due 5/3/04 (h)
  Proceeds at Maturity $2,193,203
  (Collateralized by Various Bonds with a
  Principal Amount of $2,132,814 and a Market
  Value of $2,236,916)                                  2,193,000       2,193,000
Lehman Brothers, Inc.
  1.1124%, dated 4/30/04
  due 5/3/04 (h)
  Proceeds at Maturity $5,000,464
  (Collateralized by Various Bonds with a
  Principal Amount of $6,570,316 and a Market
  Value of $5,284,394)                                  5,000,000       5,000,000

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
Merrill Lynch & Co., Inc. 1.1424%, dated 4/30/04
  due 5/3/04 (h)
  Proceeds at Maturity $22,835,173
  (Collateralized by Various Bonds with a
  Principal Amount of $22,400,562 and a Market
  Value of $23,975,238)                             $  22,833,000   $  22,833,000
                                                                    -------------
Total Repurchase Agreements (Cost $44,612,000)                         44,612,000
                                                                    -------------
Total Short-Term Investments (Cost $116,756,490)                      116,756,490
                                                                    -------------
Total Investments
  (Cost $711,776,276) (i)                                   111.4%    783,483,182(j)
Liabilities in Excess of
  Cash & Other Assets                                       (11.4)    (80,409,604)
                                                    -------------   -------------
Net Assets                                                  100.0%  $ 703,073,578
                                                    =============   =============
                                                        NUMBER OF
                                                    CONTRACTS (F)
WRITTEN CALL OPTIONS (0.0%)(B)
---------------------------------------------------------------------------------
MACHINERY (0.0%) (B)
Navistar International Corp.
  Strike Price $55.00
  Expire 7/17/04 (a)(g)                                    (1,112)  $     (44,480)
                                                                    -------------
OIL & GAS (0.0%) (B)
ChevronTexaco Corp.
  Strike Price $90.00
  Expire 6/19/04 (a)(g)                                      (551)       (181,830)
                                                                    -------------
Total Written Call Options (Premium ($251,440))                     $    (226,310)
                                                                    =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

(a)  Non-income producing security.
(b)  Less than one-tenth of a percent.
(c) Represents a security, or a portion thereof, which is out on loan.
(d)  ADR-American Depositary Receipt.
(e) Synthetic Convertible -- an equity linked security issued by an entity other than the issuer of the underlying equity instrument.
(f)  One contract relates to 100 shares.
(g) Options can be exercised into the underlying common stock.
(h) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(i) The cost for federal income tax purposes is $713,355,489.
(j)  At April 30, 2004 net unrealized appreciation was
     $70,127,693, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $78,025,579 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $7,897,886.

 12   MainStay Value Fund           The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $711,776,276) including
  $75,718,231 market value of securities
  loaned                                        $783,483,182
Cash                                                   3,706
Deposits with brokers for securities loaned            9,036
Receivables:
  Investment securities sold                       6,901,274
  Dividends and interest                           1,222,504
  Fund shares sold                                   194,463
Other assets                                          31,424
                                                ------------
    Total assets                                 791,845,589
                                                ------------
LIABILITIES:
Securities lending collateral                     79,011,217
Written call options, at value
  (premium received $251,440)                        226,310
Payables:
  Investment securities purchased                  7,364,841
  Transfer agent                                     596,317
  Fund shares redeemed                               563,652
  NYLIFE Distributors                                514,391
  Manager                                            375,242
  Custodian                                            5,322
  Trustees                                             4,529
Accrued expenses                                     110,190
                                                ------------
    Total liabilities                             88,772,011
                                                ------------
Net assets                                      $703,073,578
                                                ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     66,120
  Class B                                            324,808
  Class C                                              2,211
  Class I                                                  1
  Class R1                                                 1
  Class R2                                                 1
Additional paid-in capital                       686,744,163
Accumulated undistributed net investment
  income                                             260,665
Accumulated net realized loss on investments
  and written option transactions                (56,056,428)
Net unrealized appreciation on investments and
  written option transactions                     71,732,036
                                                ------------
Net assets                                      $703,073,578
                                                ============
CLASS A
Net assets applicable to outstanding shares     $118,461,871
                                                ============
Shares of beneficial interest outstanding          6,612,012
                                                ============
Net asset value per share outstanding           $      17.92
Maximum sales charge (5.50% of offering price)          1.04
                                                ------------
Maximum offering price per share outstanding    $      18.96
                                                ============
CLASS B
Net assets applicable to outstanding shares     $580,655,485
                                                ============
Shares of beneficial interest outstanding         32,480,815
                                                ============
Net asset value and offering price per share
  outstanding                                   $      17.88
                                                ============
CLASS C
Net assets applicable to outstanding shares     $  3,953,210
                                                ============
Shares of beneficial interest outstanding            221,137
                                                ============
Net asset value and offering price per share
  outstanding                                   $      17.88
                                                ============
CLASS I
Net assets applicable to outstanding shares     $      1,005
                                                ============
Shares of beneficial interest outstanding                 56
                                                ============
Net asset value and offering price per share
  outstanding                                   $      17.95
                                                ============
CLASS R1
Net assets applicable to outstanding shares     $      1,004
                                                ============
Shares of beneficial interest outstanding                 56
                                                ============
Net asset value and offering price per share
  outstanding                                   $      17.93
                                                ============
CLASS R2
Net assets applicable to outstanding shares     $      1,003
                                                ============
Shares of beneficial interest outstanding                 56
                                                ============
Net asset value and offering price per share
  outstanding                                   $      17.92
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 7,096,749
  Interest                                           225,816
  Income from securities loaned -- net                64,322
                                                 -----------
    Total income                                   7,386,887
                                                 -----------
EXPENSES:
  Manager                                          2,220,760
  Distribution -- Class B                          2,207,462
  Distribution -- Class C                             13,644
  Transfer agent                                   1,223,859
  Service -- Class A                                 148,725
  Service -- Class B                                 735,821
  Service -- Class C                                   4,548
  Shareholder communication                           72,562
  Recordkeeping                                       48,822
  Professional                                        43,875
  Custodian                                           37,629
  Registration                                        21,309
  Trustees                                            18,489
  Miscellaneous                                       16,020
                                                 -----------
    Total expenses                                 6,813,525
                                                 -----------
Net investment income                                573,362
                                                 -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND WRITTEN
OPTION TRANSACTIONS:
Net realized gain from:
  Security transactions                           32,325,681
  Written option transactions                        197,294
                                                 -----------
Net realized gain on investments and written
  option transactions                             32,522,975
                                                 -----------
Net change in unrealized appreciation on:
  Security transactions                           22,434,841
  Written option transactions                         25,130
                                                 -----------
Net unrealized gain on investments and written
  option transactions                             22,459,971
                                                 -----------
Net realized and unrealized gain on investments
  and written option transactions                 54,982,946
                                                 -----------
Net increase in net assets resulting from
  operations                                     $55,556,308
                                                 ===========

(a) Dividends recorded net of foreign withholding taxes of $15,567.

 14   MainStay Value Fund           The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                  2004          2003*            2002
INCREASE (DECREASE)
IN NET ASSETS:
Operations:
 Net investment income    $    573,362   $  1,589,008   $   1,391,003
 Net realized gain
  (loss) on investments
  and written option
  transactions              32,522,975    (12,489,841)    (69,510,057)
 Net change in
  unrealized
  appreciation
  (depreciation) on
  investments and
  written option
  transactions              22,459,971    111,856,028    (126,335,292)
                          -------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations                55,556,308    100,955,195    (194,454,346)
                          -------------------------------------------
Dividends and distributions to
 shareholders:

 From net investment income:
   Class A                    (330,495)      (715,302)       (829,279)
   Class B                    (553,952)      (615,014)       (295,185)
   Class C                      (3,273)        (3,236)         (1,246)

 From net realized gain on
  investments:
   Class A                          --             --      (1,242,187)
   Class B                          --             --      (6,335,113)
   Class C                          --             --         (28,151)
                          -------------------------------------------
 Total dividends and
  distributions to
  shareholders                (887,720)    (1,333,552)     (8,731,161)
                          -------------------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                  12,889,166     32,974,027     105,753,757
   Class B                  16,991,959     26,713,170      45,457,546
   Class C                     945,587      2,004,101       2,710,624
   Class I                       1,000             --              --
   Class R1                      1,000             --              --
   Class R2                      1,000             --              --

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions:
   Class A                     320,486        699,669       2,019,522
   Class B                     536,927        594,905       6,434,917
   Class C                       2,412          2,445          21,560
                          -------------------------------------------
                            31,689,537     62,988,317     162,397,926

                                  2004          2003*            2002

 Cost of shares redeemed:
   Class A                $(16,890,899)  $(39,146,443)  $(115,637,418)
   Class B                 (42,630,222)   (66,610,376)   (117,411,603)
   Class C                    (343,081)    (1,658,503)     (1,412,165)
                          -------------------------------------------
                           (59,864,202)  (107,415,322)   (234,461,186)
    Decrease in net
     assets derived from
     capital share
     transactions          (28,174,665)   (44,427,005)    (72,063,260)
                          -------------------------------------------
    Net increase
     (decrease) in net
     assets                 26,493,923     55,194,638    (275,248,767)

NET ASSETS:
Beginning of period        676,579,655    621,385,017     896,633,784
                          -------------------------------------------
End of period             $703,073,578   $676,579,655   $ 621,385,017
                          ===========================================
Accumulated
 undistributed net
 investment income at
 end of period            $    260,665   $    575,023   $     319,567
                          ===========================================

* The Fund changed its fiscal year end from December 31 to October 31.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                         JANUARY 1,
                                            SIX MONTHS      2003                                CLASS A
                                              ENDED        THROUGH     ---------------------------------------------------------
                                            APRIL 30,    OCTOBER 31,                    YEAR ENDED DECEMBER 31,
                                              2004*        2003**        2002       2001       2000       1999            1998
Net asset value at beginning of period       $  16.56     $  14.13     $  18.52   $  19.12   $  18.18   $  17.16        $  21.76
                                             --------     --------     --------   --------   --------   --------        --------
Net investment income (loss)                     0.04         0.11         0.12       0.19       0.15       0.12            0.23
Net realized and unrealized gain (loss) on
  investments                                    1.37         2.42        (4.23)     (0.52)      1.96       1.29           (1.92)
                                             --------     --------     --------   --------   --------   --------        --------
Total from investment operations                 1.41         2.53        (4.11)     (0.33)      2.11       1.41           (1.69)
                                             --------     --------     --------   --------   --------   --------        --------
Less dividends and distributions:
  From net investment income                    (0.05)       (0.10)       (0.11)     (0.19)     (0.15)     (0.00)(b)       (0.23)
  From net realized gain on investments            --           --        (0.17)     (0.08)     (0.91)     (0.32)          (2.68)
  Return of capital                                --           --           --         --      (0.11)     (0.07)             --
                                             --------     --------     --------   --------   --------   --------        --------
Total dividends and distributions               (0.05)       (0.10)       (0.28)     (0.27)     (1.17)     (0.39)          (2.91)
                                             --------     --------     --------   --------   --------   --------        --------
Net asset value at end of period             $  17.92     $  16.56     $  14.13   $  18.52   $  19.12   $  18.18        $  17.16
                                             ========     ========     ========   ========   ========   ========        ========
Total investment return (a)                      8.51%       18.02%      (22.16%)    (1.74%)    11.89%      8.33%          (7.41%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)                 0.79%+       0.93%+       0.82%      0.99%      0.73%      0.70%           1.03%
    Expenses                                     1.29%+       1.38%+       1.30%      1.20%      1.20%      1.13%           1.09%
Portfolio turnover rate                            27%          47%          66%        88%        92%        61%             83%
Net assets at end of period (in 000's)       $118,462     $112,745     $101,999   $141,703   $113,111   $117,036        $114,925

                                                         JANUARY 1,
                                            SIX MONTHS      2003                        CLASS C
                                              ENDED        THROUGH     -----------------------------------------
                                            APRIL 30,    OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                              2004*        2003**        2002       2001       2000       1999
Net asset value at beginning of period        $16.55       $14.13       $18.53     $19.12     $18.09     $17.15
                                              ------       ------       ------     ------     ------     ------
Net investment income (loss)                    0.01         0.02         0.01       0.04       0.01      (0.01)
Net realized and unrealized gain (loss) on
  investments                                   1.34         2.42        (4.23)     (0.51)      1.95       1.28
                                              ------       ------       ------     ------     ------     ------
Total from investment operations                1.35         2.44        (4.22)     (0.47)      1.96       1.27
                                              ------       ------       ------     ------     ------     ------
Less dividends and distributions:
  From net investment income                   (0.02)       (0.02)       (0.01)     (0.04)     (0.01)     (0.00)(b)
  From net realized gain on investments           --           --        (0.17)     (0.08)     (0.91)     (0.32)
  Return of capital                               --           --           --         --      (0.01)     (0.01)
                                              ------       ------       ------     ------     ------     ------
Total dividends and distributions              (0.02)       (0.02)       (0.18)     (0.12)     (0.93)     (0.33)
                                              ------       ------       ------     ------     ------     ------
Net asset value at end of period              $17.88       $16.55       $14.13     $18.53     $19.12     $18.09
                                              ======       ======       ======     ======     ======     ======
Total investment return (a)                     8.14%       17.26%      (22.76%)    (2.45%)    11.05%      7.51%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)                0.04%+       0.18%+       0.07%      0.24%     (0.02%)    (0.05%)
    Expenses                                    2.04%+       2.13%+       2.05%      1.95%      1.95%      1.88%
Portfolio turnover rate                           27%          47%          66%        88%        92%        61%
Net assets at end of period (in 000's)        $3,953       $3,095       $2,336     $1,631     $  774     $  631


                                            SEPTEMBER 1***
                                                THROUGH
                                             DECEMBER 31,
                                                 1998
Net asset value at beginning of period          $18.16
                                                ------
Net investment income (loss)                      0.03
Net realized and unrealized gain (loss) on
  investments                                     1.67
                                                ------
Total from investment operations                  1.70
                                                ------
Less dividends and distributions:
  From net investment income                     (0.03)
  From net realized gain on investments          (2.68)
  Return of capital                                 --
                                                ------
Total dividends and distributions                (2.71)
                                                ------
Net asset value at end of period                $17.15
                                                ======
Total investment return (a)                       9.88%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)                  0.28%+
    Expenses                                      1.84%+
Portfolio turnover rate                             83%
Net assets at end of period (in 000's)          $   80

*    Unaudited.
     The Fund changed its fiscal year end from December 31 to
**   October 31.
***  Class C shares were first offered on September 1, 1998.
+    Annualized.
++   First offered on January 1, 2004.
     Total return is calculated exclusive of sales charges and is
(a)  not annualized.
(b)  Less than one cent per share.

 16   MainStay Value Fund           The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

             JANUARY 1,
SIX MONTHS      2003                                  CLASS B
  ENDED        THROUGH     -------------------------------------------------------------
APRIL 30,    OCTOBER 31,                      YEAR ENDED DECEMBER 31,
  2004*        2003**        2002       2001       2000        1999              1998
 $  16.55     $  14.13     $  18.53   $  19.12   $  18.09   $    17.15        $    21.74
 --------     --------     --------   --------   --------   ----------        ----------
     0.01         0.02         0.01       0.04       0.01        (0.01)             0.06
     1.34         2.42        (4.23)     (0.51)      1.95         1.28             (1.91)
 --------     --------     --------   --------   --------   ----------        ----------
     1.35         2.44        (4.22)     (0.47)      1.96         1.27             (1.85)
 --------     --------     --------   --------   --------   ----------        ----------
    (0.02)       (0.02)       (0.01)     (0.04)     (0.01)       (0.00)(b)         (0.06)
       --           --        (0.17)     (0.08)     (0.91)       (0.32)            (2.68)
       --           --           --         --      (0.01)       (0.01)               --
 --------     --------     --------   --------   --------   ----------        ----------
    (0.02)       (0.02)       (0.18)     (0.12)     (0.93)       (0.33)            (2.74)
 --------     --------     --------   --------   --------   ----------        ----------
 $  17.88     $  16.55     $  14.13   $  18.53   $  19.12   $    18.09        $    17.15
 ========     ========     ========   ========   ========   ==========        ==========
     8.14%       17.26%      (22.76%)    (2.45%)    11.05%        7.51%            (8.09%)
     0.04%+       0.18%+       0.07%      0.24%     (0.02%)      (0.05%)            0.28%
     2.04%+       2.13%+       2.05%      1.95%      1.95%        1.88%             1.84%
       27%          47%          66%        88%        92%          61%               83%
 $580,655     $560,740     $517,050   $753,299   $819,003   $1,012,767        $1,174,554

 CLASS I      CLASS R1      CLASS R2
 -------      --------      --------
      JANUARY 1, 2004++ THROUGH
              APRIL 30,
                2004*
 $17.86        $17.86        $17.86
 ------        ------        ------
   0.00(b)       0.00(b)       0.00(b)
   0.09          0.07          0.06
 ------        ------        ------
   0.09          0.07          0.06
 ------        ------        ------
     --            --            --
     --            --            --
     --            --            --
 ------        ------        ------
     --            --            --
 ------        ------        ------
 $17.95        $17.93        $17.92
 ======        ======        ======
   0.50%         0.39%         0.34%
   1.38%+        1.28%+        1.03%+
   0.70%+        0.80%+        1.05%+
     27%           27%           27%
 $    1        $    1        $    1

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Value Fund (the "Fund"), a diversified fund.

The Fund currently offers six classes of shares, Class A shares, Class B shares, Class C shares, Class I shares, Class R1 shares and Class R2 shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I, Class R1 and Class R2 shares are not subject to sales charge. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Distribution of Class I shares, Class R1 shares and Class R2 shares commenced on January 1, 2004. The six classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B shares and Class C shares are subject to higher distribution fee rates than Class A shares and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares and Class R1 shares are not subject to a distribution or service fee. Class R1 and Class R2 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or independent third-party service providers, as compensation for services rendered to shareholders of Class R1 or Class R2 shares, a shareholder service fee.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Options contracts are valued at the last posted settlement price on the market where any such options are principally traded. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

(B) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(C) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, the Fund forgoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put

 18   MainStay Value Fund
options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

(D) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required. Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the exdividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(F) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(G) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(H) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.72% of the Fund's average daily net assets on assets up to $200 million, 0.65% on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million. For the six months ended April 30, 2004, the Manager earned from the Fund $2,220,760.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.36% of the Fund's average daily net assets up to $200 million, 0.325% on assets from $200 million to $500 million and 0.25% on assets in excess of $500 million.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A, Class B, Class C and Class R2 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class R2 Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A and Class R2 shares, which is an expense of the Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and

                                                    www.mainstayfunds.com     19

Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

The Fund has adopted a shareholder services plan with respect to Class R1 and Class R2 shares. Under the terms of this plan, Class R1 and Class R2 shares are authorized to pay to NYLIM, its affiliates, or independent third-party providers, as compensation for services rendered, a shareholder services fee at the rate of 0.10% of the average daily net assets of the Fund's Class R1 and R2 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $14,387 for the six months ended April 30, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $10,085, $130,544 and $577, respectively, for the six months ended April 30, 2004.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended April 30, 2004, amounted to $1,223,859.

(E) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Value Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $7,995 for the six months ended April 30, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $48,822 for the six months ended April 30, 2004.

NOTE 4 -- FEDERAL INCOME TAX:

At October 31, 2003, for federal income tax purposes, capital loss carryforwards of $87,000,190 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

        CAPITAL LOSS               AMOUNT
      AVAILABLE THROUGH            (000'S)

            2010                   $64,572
            2011                    22,428
  ---------------------------------------------
                                   $87,000
  ---------------------------------------------

The tax character of distributions paid during the ten months ended October 31, 2003 and year ended December 31, 2002, shown in the Statement of Changes in Net Assets, was as follows:

                                          2003        2002
Distributions paid from:
  Ordinary Income                   $1,333,552  $1,125,710
  Long-Term Gains                           --   7,605,451
----------------------------------------------------------
                                    $1,333,552  $8,731,161
----------------------------------------------------------

 20   MainStay Value Fund

NOTE 5 -- PORTFOLIO SECURITIES LOANED AND WRITTEN OPTIONS:
As of April 30, 2004, the Fund had securities on loan with an aggregate market value of $75,718,231 and received $79,011,217 in cash as collateral for securities on loan.

Written option activity for period ended April 30, 2004 was as follows:

                                      NUMBER OF
                                      CONTRACTS    PREMIUM
Options outstanding at October 31,
  2003                                       --        $--
Options -- written                      (3,880)  (467,588)
Options -- buybacks                       1,109    108,123
Options -- expired                        1,108    108,025
----------------------------------------------------------
Options outstanding at April 30,
  2004                                  (1,663)  $(251,440)
----------------------------------------------------------

NOTE 6 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):
During the six months ended April 30, 2004, purchases and sales of securities, other than short-term securities, were $179,493 and $212,591, respectively.

NOTE 7 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2004.

NOTE 8 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                    SIX MONTHS ENDED
                                     APRIL 30, 2004*
                                CLASS A  CLASS B  CLASS C
Shares sold                         723      953       53
---------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                      19       31    --(a)
---------------------------------------------------------
                                    742      984       53
---------------------------------------------------------
Shares redeemed                   (940)  (2,386)     (19)
---------------------------------------------------------
Net increase (decrease)           (198)  (1,402)       34
---------------------------------------------------------

                            JANUARY 1, 2004, THROUGH
                                 APRIL 30, 2004*
                        CLASS I**  CLASS R1**  CLASS R2**

Shares sold                 --(a)       --(a)       --(a)
---------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                --          --
---------------------------------------------------------
                            --(a)       --(a)       --(a)
---------------------------------------------------------
Shares redeemed                --          --          --
---------------------------------------------------------
Net increase                --(a)       --(a)       --(a)
---------------------------------------------------------

                                   JANUARY 1, THROUGH
                                   OCTOBER 31, 2003***
                                CLASS A  CLASS B  CLASS C

Shares sold                       2,226    1,797      139
---------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                      47       39    --(a)
---------------------------------------------------------
                                  2,273    1,836      139
---------------------------------------------------------
Shares redeemed                 (2,683)  (4,545)    (117)
---------------------------------------------------------
Net increase (decrease)           (410)  (2,709)       22
---------------------------------------------------------

                                       YEAR ENDED
                                    DECEMBER 31, 2002
                                CLASS A  CLASS B  CLASS C

Shares sold                       6,321    2,723      169
---------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                     141      456        1
---------------------------------------------------------
                                  6,462    3,179      170
---------------------------------------------------------
Shares redeemed                 (6,894)  (7,250)     (93)
---------------------------------------------------------
Net increase (decrease)           (432)  (4,071)       77
---------------------------------------------------------

  * Unaudited.
 ** First offered on January 1, 2004.
*** The Fund changed its fiscal year end from December 31 to October 31.
 (a) Less than one-thousand.

NOTE 9 -- OTHER MATTERS:

(A) On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's reports on the Trust's financial statements for the period ended Octo-

                                                    www.mainstayfunds.com     21
ber 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

(B) NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. NYLIM and the MainStay Equity Index Fund are currently seeking to resolve the SEC Staff's concerns regarding these matters, although there can be no assurance at this time as to the outcome of these efforts.

 22   MainStay Value Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              55           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Manager, NYLIFE Distributors LLC; Vice
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 portfolios);
                                                 President, Eclipse Funds Inc. (10
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                23           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   23           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           23           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                23           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               23           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

                                                    www.mainstayfunds.com     23

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES*
        MICHAEL H.        Trustee since 2003     Retired. Independent Consultant (1999 to            23           None
        SUTTON(+)                                present) (accounting and capital market
        9/19/40                                  regulation); Consultant, Financial
                                                 Accounting Standards Board (1998 to
                                                 1999); Chief Accountant, United States
                                                 Securities and Exchange Commission (1995
                                                 to 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Trustee since 1994     Advisor (July 2003 to present) and                  23           None
        TRUTANIC                                 Managing Director (2001 to 2003), The
        2/13/52                                  Carlyle Group (private investment firm);
                                                 Chairman and Chief Executive Officer,
                                                 Somerset Group (financial advisory firm);
                                                 Senior Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             36           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.;
                                                 Manager, NYLIFE Distributors LLC;
                                                 Director, New York Life Trust Company.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    61           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Chief Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ROBERT A.         Secretary since 2001   Senior Managing Director, General Counsel           55           None
        ANSELMI                                  and Secretary, New York Life Investment
        10/19/46                                 Management LLC (including predecessor
                                                 advisory organizations); Secretary, New
                                                 York Life Investment Management Holdings
                                                 LLC; Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIFE Distributors LLC;
                                                 Secretary, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds Inc., and Eclipse Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc., (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             55           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 NYLIFE Securities Inc.; Vice
                                                 President-Financial Operations and Chief
                                                 Financial Officer, NYLIFE Distributors
                                                 LLC; Tax Vice President, New York Life
                                                 International, LLC; Tax Vice President,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     + Resigned effective June 11, 2004.

 24   MainStay Value Fund

MAINSTAY FUNDS

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Core Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT AUDITORS

KPMG LLP

                                                    www.mainstayfunds.com     25

                       This page intentionally left blank

(MAINSTAY LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds
(C) 2004 by NYLIFE Distributors LLC. All rights reserved.       SEC File Number:
                                                                       811-04550

NYLIM-A05437         [RECYCLE LOGO]                                  MSV10-06/04

(MAINSTAY LOGO)

                                             MAINSTAY(R)
                                             DIVERSIFIED INCOME FUND

                                             The MainStay(R) Funds

                                             Semiannual Report
                                             Unaudited

                                             April 30, 2004

                       This page intentionally left blank

 2   MainStay Diversified Income Fund

MESSAGE FROM
THE PRESIDENT

Most domestic and international stock markets advanced during the six months ended April 30, 2004. The U.S. economy generally improved, with real gross domestic product growing at a seasonally adjusted annual rate of 4.1% in the fourth quarter of 2003 and, according to preliminary estimates, rising 4.4% in the first quarter of 2004. Inflation remained relatively modest throughout the reporting period but increased enough to reassure the Federal Reserve that unwanted deflation was no longer a serious concern.

Increases in corporate productivity led to worries that we might be having a "jobless recovery." In early April, however, the release of March employment figures showed a dramatic rise in nonfarm payrolls. Unfortunately, the combination of higher employment and rising inflation suggested that the Federal Reserve might soon move to raise interest rates. Bond markets adjusted to accommodate this perception, with yields rising and prices declining in April. The stock market, which had recorded relatively steady gains since mid-March of 2003, became increasingly volatile from late January through the end of April 2004.

In March and April, bond yields rose to reflect the increasing likelihood of a less-accommodative monetary policy. Since bond prices and yields tend to move in opposite directions, several bond indices recorded negative price performance during the six-month reporting period, but most provided positive total returns.

A weak U.S. dollar helped strengthen the performance of international stocks and was good news for U.S. exporters. The strengthening Japanese economy was greeted as positive news by international investors, but moves to decelerate the rapid economic growth in China were not as favorably received. Several international markets provided double-digit total returns for the six-month reporting period.

On January 1, 2004, the Eclipse Funds were re-branded as MainStay Funds. The change was part of a repositioning initiative at New York Life Investment Management LLC. During the reporting period, some Funds were merged, others liquidated, and still others renamed. The result was a single, robust, and integrated mutual fund family that gives investors a more comprehensive array of alternatives.

At MainStay, each of our Funds seeks to achieve its investment objective through consistent application of an established investment process. Whether the investments you've chosen use quantitative analysis, fundamental research, or a combination of the two, our disciplines remain the same, even when the markets move. We believe that our time-tested investment strategies can help you pursue your long-range goals with confidence. We hope to continue to serve your investment needs for many years to come.

Sincerely,

/s/ GARY E. WENDLANDT

Gary E. Wendlandt

President

   TABLE OF CONTENTS

   Message from the President                     3
---------------------------------------------------

   Investment and Performance Comparison          4
---------------------------------------------------

   Portfolio Management Discussion and
   Analysis                                       7
---------------------------------------------------

   Portfolio Composition                          9
---------------------------------------------------

   Portfolio of Investments                      10

   Financial Statements                          28
---------------------------------------------------

   Notes to Financial Statements                 34
---------------------------------------------------

   Trustees and Officers                         41
---------------------------------------------------

   MainStay(R) Funds                             43

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

                                                             SIX     ONE     FIVE     SINCE
BENCHMARKS                                                  MONTHS   YEAR   YEARS   INCEPTION
THREE-INDEX COMPOSITE(1)                                     3.77%   9.19%   6.29%      6.48%
LEHMAN BROTHERS(R) AGGREGATE BOND INDEX(2)                   1.25%   1.82%   6.66%      7.08%
AVERAGE LIPPER MULTI-SECTOR INCOME FUND(3)                   2.93%   8.17%   5.36%      5.49%

 CLASS A SHARES
--------------------------------------------------------------------------------

                           SIX      ONE     FIVE      SINCE
TOTAL RETURNS             MONTHS    YEAR    YEARS   INCEPTION
-------------------------------------------------------------
With sales charges        -1.32%    5.76%   4.75%     5.28%
Excluding sales charges    3.33    10.74    5.72      5.96

                                                  MAINSTAY DIVERSIFIED
PERIOD-END                                             INCOME FUND            THREE-INDEX COMPOSITE         LB AGG BOND INDEX
----------                                        --------------------        ---------------------         -----------------
2/28/97                                                    955                        1,000                        1,000
4/30/97                                                    954                          992                        1,004
4/30/98                                                  1,055                        1,096                        1,113
4/30/99                                                  1,096                        1,157                        1,183
4/30/00                                                  1,078                        1,133                        1,198
4/30/01                                                  1,108                        1,171                        1,346
4/30/02                                                  1,181                        1,241                        1,452
4/30/03                                                  1,306                        1,437                        1,604
4/30/04                                                  1,447                        1,569                        1,633

                                             -- MainStay Diversified Income Fund
                                                        -- Three-Index Composite
                                         -- Lehman Brothers Aggregate Bond Index

 CLASS B SHARES
--------------------------------------------------------------------------------

                           SIX      ONE     FIVE      SINCE
TOTAL RETURNS             MONTHS    YEAR    YEARS   INCEPTION
-------------------------------------------------------------
With sales charges        -2.02%    4.99%   4.64%     5.18%
Excluding sales charges    2.98     9.99    4.94      5.18

                                                  MAINSTAY DIVERSIFIED
PERIOD-END                                             INCOME FUND            THREE-INDEX COMPOSITE         LB AGG BOND INDEX
----------                                        --------------------        ---------------------         -----------------
2/28/97                                                   1,000                        1,000                        1,000
4/30/97                                                     997                          992                        1,004
4/30/98                                                   1,096                        1,096                        1,113
4/30/99                                                   1,129                        1,157                        1,183
4/30/00                                                   1,102                        1,133                        1,198
4/30/01                                                   1,125                        1,171                        1,346
4/30/02                                                   1,191                        1,241                        1,452
4/30/03                                                   1,306                        1,437                        1,604
4/30/04                                                   1,437                        1,569                        1,633

                                             -- MainStay Diversified Income Fund
                                                        -- Three-Index Composite
                                         -- Lehman Brothers Aggregate Bond Index

 CLASS C SHARES
--------------------------------------------------------------------------------

                           SIX      ONE     FIVE      SINCE
TOTAL RETURNS             MONTHS    YEAR    YEARS   INCEPTION
-------------------------------------------------------------
With sales charges         1.98%    8.99%   4.94%     5.18%
Excluding sales charges    2.98     9.99    4.94      5.18

                                                  MAINSTAY DIVERSIFIED
PERIOD-END                                             INCOME FUND            THREE-INDEX COMPOSITE         LB AGG BOND INDEX
----------                                        --------------------        ---------------------         -----------------
2/28/97                                                   1,000                        1,000                        1,000
4/30/97                                                     997                          992                        1,004
4/30/98                                                   1,096                        1,096                        1,113
4/30/99                                                   1,129                        1,157                        1,183
4/30/00                                                   1,102                        1,133                        1,198
4/30/01                                                   1,125                        1,171                        1,346
4/30/02                                                   1,191                        1,241                        1,452
4/30/03                                                   1,306                        1,437                        1,604
4/30/04                                                   1,437                        1,569                        1,633

                                             -- MainStay Diversified Income Fund
                                                        -- Three-Index Composite
                                         -- Lehman Brothers Aggregate Bond Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $1,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance for Class C shares, first offered 9/1/98, includes the historical performance of Class B shares from inception (2/28/97) through 8/31/98 adjusted to reflect the applicable CDSC for such shares. Performance for Class I shares, first offered 1/1/04, includes the historical performance of Class A shares from inception (2/28/97) through 12/31/03 adjusted to reflect the applicable fees and expenses for such shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Diversified Income Fund

 CLASS I SHARES
--------------------------------------------------------------------------------

                           SIX      ONE     FIVE     TEN
TOTAL RETURNS             MONTHS    YEAR    YEARS   YEARS
---------------------------------------------------------
With sales charges          N/A       N/A     N/A     N/A
Excluding sales charges    3.57%    11.13%   6.00%   6.24%

                                                  MAINSTAY DIVERSIFIED
PERIOD-END                                             INCOME FUND            THREE-INDEX COMPOSITE         LB AGG BOND INDEX
----------                                        --------------------        ---------------------         -----------------
2/28/97                                                   1,000                        1,000                        1,000
4/30/97                                                     999                          992                        1,004
4/30/98                                                   1,108                        1,096                        1,113
4/30/99                                                   1,154                        1,157                        1,183
4/30/00                                                   1,138                        1,133                        1,198
4/30/01                                                   1,173                        1,171                        1,346
4/30/02                                                   1,253                        1,241                        1,452
4/30/03                                                   1,390                        1,437                        1,604
4/30/04                                                   1,544                        1,569                        1,633

                                             -- MainStay Diversified Income Fund
                                                        -- Three-Index Composite
                                         -- Lehman Brothers Aggregate Bond Index

1. The Fund compares itself to a Three-Index Composite that assumes equal investments in the Lehman Brothers(R) Aggregate Bond Index, the Credit Suisse First Boston(TM) High Yield Index, and the Citigroup(R) Non-U.S. Dollar World Government Bond Index. All indices are unmanaged. The indices measure the performance of securities in the U.S. government and domestic investment-grade bond sector, the U.S. high-yield bond sector, and the international bond sector, respectively. Results assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly into an index or this composite.
2. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that includes the following other unmanaged Lehman Brothers(R) Indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital-gains. An investment cannot be made directly into an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

 $1,000 INVESTED IN MAINSTAY DIVERSIFIED INCOME FUND
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the third column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                        ENDING ACCOUNT                          VALUE
                                                         VALUE (BASED                         (BASED ON
                                        BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                         ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                          VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
SHARE CLASS                              11/1/03           4/30/04            PERIOD          EXPENSES)           PERIOD
-------------------------------------------------------------------------------------------------------------------------
 CLASS A SHARES(1)                       $1,000             $1,034             $ 7              $1,043             $ 7
-------------------------------------------------------------------------------------------------------------------------
 CLASS B SHARES(1)                       $1,000             $1,030             $11              $1,039             $11
-------------------------------------------------------------------------------------------------------------------------

 CLASS C SHARES(1)                       $1,000             $1,030             $11              $1,039             $11
-------------------------------------------------------------------------------------------------------------------------

 CLASS I SHARES(2,3)                     $1,000             $1,003             $ 3              $1,047             $ 3
-------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).
2. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 121 (to reflect the four-month period).
3. Class I shares were first offered on January 1, 2004. Expenses paid during the period reflect ongoing costs for the four-month period ending April 30, 2004. Had Class I shares been offered for the six months ended April 30, 2004, based on a hypothetical 5% return, expenses paid during the period would be $5, and the ending account value would be $1,045.

 6   MainStay Diversified Income Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Joseph Portera and Donald E. Morgan of MacKay Shields LLC

DIVERSIFIED INCOME FUND

HOW WAS THE FUND ALLOCATED AT THE END OF APRIL 2004?

At the end of the six-month reporting period, the Fund held 42.06% of its assets in domestic high-grade debt, 25.94% in high-yield securities, and 32.00% in international debt.

HIGH-GRADE DOMESTIC BONDS

WHAT FACTORS INFLUENCED DOMESTIC HIGH-GRADE DEBT MARKET DURING THE SIX MONTHS ENDED APRIL 30, 2004?

The Federal Reserve maintained the targeted federal funds rate at an accommodative 1.0%, and for much of the period, economic data was mixed. In April 2004, however, key economic releases showed that core inflation had risen at a 0.4% monthly rate, nonfarm payrolls had grown by 308,000, and first-quarter 2004 real gross domestic product had surpassed the 4.1% annualized growth rate in the fourth-quarter of 2003. The risk of deflation appeared to be waning, while trend-level growth seemed to be firming.

HOW DID U.S. TREASURY SECURITIES PERFORM DURING THE REPORTING PERIOD?

The two-year, five-year, 10-year, and 30-year benchmark Treasury issues began the reporting period with yields of 1.8%, 3.2%, 4.3%, and 5.1%, respectively. Over the next five months, benchmark Treasury yields drifted lower on inconclusive economic data. In April, interest rates turned sharply higher as the bond market began to brace for a less stimulative monetary policy. At the end of the reporting period, the benchmark rates had risen to 2.3%, 3.6%, 4.5%, and 5.3%, respectively.

HOW DID OTHER DOMESTIC HIGH-GRADE BOND SECTORS PERFORM?

Higher-quality sectors such as agency debentures and asset-backed securities provided a constant yield advantage which explained much of the Fund's results in the high-grade domestic portion of its portfolio. Among investment-grade corporate bonds, the Fund had particular success with a few triple-B rated issuers,(1) such as Medco Health Solutions, Montpelier Reinsurance Holdings, and Fund American. These gains were partially offset by the performance of Citizens Communications. The company announced its intent to explore strategic alternatives. The announcement prompted us to sell a portion of the Fund's position in the company.

HIGH-YIELD BONDS

HOW DID YOU POSITION THE HIGH-YIELD PORTION OF THE FUND'S PORTFOLIO DURING THE SIX-MONTHS ENDED APRIL 30, 2004?

We moved away from upper-tier high-yield securities and higher-risk credits to emphasize bonds in the middle range of the high-yield market. The resulting allocation across these risk groups improved overall credit quality in the high-yield portion of the Fund's portfolio. We increased the Fund's high-yield weighting in bonds issued by paper, chemicals, and energy companies and decreased exposure to wireless communications, telecommunications, and food/tobacco high-yield bonds. At the end of the reporting period, the high-yield portion of the Fund was overweighted(2) in information technology, airlines, and packaging bonds, but underweighted in gaming, leisure, and manufacturing.

Past performance is no guarantee of future results. Investment objectives may not be met, as the underlying investment options are subject to market risk and fluctuations in value. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. This Fund was formerly known as MainStay Strategic Income Fund.
1. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher- rated categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
2. Relative to the Credit Suisse First Boston(TM) High Yield Index, which is an unmanaged, market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and below Baa by Moody's. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

                                                     www.mainstayfunds.com     7

WHICH HIGH-YIELD BONDS PERFORMED WELL FOR THE FUND DURING THE REPORTING PERIOD?

Several cable companies reported solid earnings, including Adelphia and UGC Europe. In December 2003, UnitedGlobalCom acquired all shares of the recently reorganized UGC Europe. Metal-related bonds--such as AK Steel, Algoma Steel, and Allegheny Technologies--advanced as the price of many basic commodities, including steel, rose sharply. Most of the Fund's utility holdings are in the gas pipeline area, and many performed in line with the market. In paper & forest products, Georgia Pacific was strong. The Fund also held positions in Abitibi Consolidated, Norske Skog Canada, Norampac, and Tembec Industries. The Fund's information technology holdings--including LSI Logic, Lucent Technologies, and Micron Technology--provided solid performance. In January 2004, Nortel Networks reported better-than-expected earnings. QuadraMed, a health care company with a strong software presence, also provided solid performance.

WERE THERE ANY HOLDINGS THAT DIDN'T MEET YOUR EXPECTATIONS?

Insurance provider Lumbermens Mutual Casualty is currently in default, meat processor Swift suffered from concerns about mad cow disease, and technology company Avaya posted positive performance but lagged the market. Airlines lacked pricing power, and Fund holdings Delta Air Lines and Northwest Airlines were poor performers.

INTERNATIONAL BONDS

WHAT FACTORS INFLUENCED THE FUND'S INTERNATIONAL BOND HOLDINGS DURING THE REPORTING PERIOD?

Improving economic data from the United States, Japan, and China made rising interest rates inevitable. Australia raised short-term rates from 4.75% to 5.25% in November 2003. The U.K. tightened the overnight rate from 3.5% to 4.0%. Canada, which lowered rates from 2.75% to 2.0%, was the only G7 member(3) to actually cut rates over the semiannual period. During the reporting period, the U.S. dollar fell relative to the euro. This currency shift boosted returns for the international-bond portion of the Fund's portfolio. Our decision to underweight this portion of the portfolio in the euro and yen,(4) however, had a negative impact on the Fund's performance. Australian dollars traded slightly higher during the six-month reporting period, which hurt the Fund's international-bond performance as we added Australian bonds and exposure to the Australian dollar.

WHAT OTHER STEPS DID YOU TAKE TO ENHANCE RETURNS?

We favored markets, such as Australia and the U.K., that had already started to tighten monetary policy. In the U.K., we emphasized floating-rate notes to take advantage of attractive rates on sterling denominated issues, funding the purchases by reducing exposure to Canadian and Danish government bonds. In Europe, we added Waterford Wedgewood to the portfolio, and despite recent turmoil, the bonds have held their price and have outperformed European government debt. We have also increased exposure to emerging-market corporate debt. Two Brazilian holdings, Ambev (beverages) and Embratel (telecommunication services) agreed to be merged or acquired by investment-grade companies. We took profits in Embratel but continue to hold Ambev bonds.

ASIDE FROM THOSE SECURITIES, HOW DID EMERGING-MARKET DEBT PERFORM?

Emerging-market bonds did well through much of the period, but weakened in April. After spreads to comparable U.S. Treasuries fell to an historical low, they widened again as investors sold bonds from issuers such as Russia and Brazil.

WHAT IS YOUR OUTLOOK GOING FORWARD?

We believe that monetary policy is likely to tighten both in the United States and abroad as the global economy improves. While higher interest rates generally mean lower bond prices, the Fund will continue to seek opportunities among domestic and international bonds that we believe are attractively valued for their risk profile and return potential.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
3. The Group of Seven (G7) is a forum of seven leading economic powers--Canada, France, Germany, Italy, Japan, the United Kingdom, and the United States--that meets to ensure the stability of the international financial system. Russia joined the group in 1998, creating the G8, but financial issues continue to be addressed by the G7.
4. Relative to the Citigroup Non-U.S. Dollar World Government Bond Index, which is an unmanaged index generally considered to be representative of the world bond market. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly into an index.

 8   MainStay Diversified Income Fund

 PORTFOLIO COMPOSITION AS OF APRIL 30, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Corporate Bonds                                  33.80%
Foreign Government Bonds                         20.90%
U.S. Government and Federal Agencies             20.20%
Short-Term Investments                           11.10%
Corporate Bonds--Foreign                         10.30%
Asset-Backed Securities                           2.10%
Yankee Bonds                                      1.80%
Convertible Bonds                                 1.30%
Common Stocks                                     0.90%
Preferred Stocks                                  0.70%
Mortgage-Backed Securities                        0.10%
Municipal Bond                                    0.10%
Liabilities in Excess of Cash and Other Assets   -3.3%



                                                     www.mainstayfunds.com     9

PORTFOLIO OF INVESTMENTS APRIL 30, 2004 UNAUDITED

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
LONG-TERM BONDS (90.6%)+

ASSET-BACKED SECURITIES (2.1%)
---------------------------------------------------------------------------------
AIRLINES (0.1%)
American Airlines, Inc.
  Series 2001-2 Class B
  8.608%, due 10/1/12                               $     170,000   $     159,999
Northwest Airlines, Inc.
  Pass-Through Certificates
  Series 1996-1
  8.97%, due 1/2/15                                        21,436          15,889
                                                                    -------------
                                                                          175,888
                                                                    -------------
CONSUMER FINANCE (0.7%)
BMW Vehicle Owner Trust
  Series 2003-A Class A3
  1.94%, due 2/25/07                                      135,000         135,176
Harley-Davidson Motorcycle Trust
  Series 2004-1 Class A2
  2.53%, due 11/15/11                                     430,000         423,730
Volkswagen Auto Loan Enhanced Trust
  Series 2003-2 Class A3
  2.27%, due 10/22/07                                     295,000         294,779
                                                                    -------------
                                                                          853,685
                                                                    -------------
CONSUMER LOANS (0.1%)
Atlantic City Electric Transition Funding LLC
  Series 2002-1 Class A4
  5.55%, due 10/20/23                                      75,000          75,862
                                                                    -------------
DIVERSIFIED FINANCIAL SERVICES (0.2%)
Capital One Master Trust
  Series 2001-5 Class A
  5.30%, due 6/15/09                                       70,000          73,751
DaimlerChrysler Auto Trust
  Series 2001-D Class A3
  3.15%, due 11/6/05                                      180,912         181,472
                                                                    -------------
                                                                          255,223
                                                                    -------------

                                                        PRINCIPAL
                                                           AMOUNT           VALUE

MEDIA (0.1%)
United Artists Theatre Circuit, Inc.
  Pass-Through Certificates
  Series 1995-A
  9.30%, due 7/1/15 (d)                             $     159,228   $     162,412
                                                                    -------------
MULTILINE RETAIL (0.0%) (b)
Kmart Corp.
  Pass-Through Certificates
  Series 1995 Class K3
  8.54%, due 1/2/15 (e)(f)                                 62,263          30,509
                                                                    -------------
MULTI-UTILITIES & UNREGULATED POWER (0.9%)
AES Eastern Energy L.P.
  Pass-Through Certificates
  Series 1999-A
  9.00%, due 1/2/17 (g)                                   458,463         513,478
Calpine Gilroy, L.P.
  10.00%, due 9/30/14 (d)(h)                              258,118         258,118
Public Service of New Hampshire Funding LLC
  Pass-Through Certificates
  Series 2002-1 Class A
  4.58%, due 2/1/08                                       197,355         204,438
Tiverton/Rumford Power Associates Ltd., L.P.
  Pass-Through Certificates
  9.00%, due 7/15/18 (c)                                  260,000         215,800
                                                                    -------------
                                                                        1,191,834
                                                                    -------------
THRIFTS & MORTGAGE FINANCE (0.0%) (b)
Vanderbilt Mortgage Finance
  Series 1999-B Class 1A4
  6.545%, due 4/7/18                                       41,657          43,291
                                                                    -------------
Total Asset-Backed Securities
  (Cost $2,758,336)                                                     2,788,704
                                                                    -------------

CONVERTIBLE BONDS (1.3%)
---------------------------------------------------------------------------------
AIRLINES (0.1%)
Delta Air Lines, Inc.
  8.00%, due 6/3/23                                        95,000          58,306
                                                                    -------------
BIOTECHNOLOGY (0.1%)
Vertex Pharmaceuticals, Inc.
  5.00%, due 9/19/07                                      130,000         123,012
                                                                    -------------

+ Percentages indicated are based on Fund net assets.
* Fund's 10 largest holdings. May be subject to change daily.

 10   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
CONVERTIBLE BONDS (CONTINUED)
---------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (0.5%)
CIENA Corp.
  3.75%, due 2/1/08                                 $     203,000   $     188,536
Nortel Networks Corp.
  4.25%, due 9/1/08                                       350,000         329,875
Riverstone Networks, Inc.
  3.75%, due 12/1/06 (c)(e)                               190,000         174,800
                                                                    -------------
                                                                          693,211
                                                                    -------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
At Home Corp.
  4.75%, due 12/15/06 (e)(f)                              504,238          73,115
                                                                    -------------
HEALTH CARE PROVIDERS & SERVICES (0.3%)
Laboratory Corp. of America Holdings
  (zero coupon), due 9/11/21                              185,000         136,206
Lincare Holdings, Inc.
  3.00%, due 6/15/33                                      180,000         183,150
Province Healthcare Co.
  4.25%, due 10/10/08                                     135,000         136,519
                                                                    -------------
                                                                          455,875
                                                                    -------------
INSURANCE (0.0%)(B)
Loews Corp.
  3.125%, due 9/15/07                                      35,000          33,906
                                                                    -------------
IT SERVICES (0.1%)
Electronic Data Systems Corp.
  3.875%, due 7/15/23                                      90,000          84,938
                                                                    -------------
MEDIA (0.0%)(b)
Adelphia Communications Corp.
  6.00%, due 2/15/06 (e)                                   80,000          45,600
                                                                    -------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.1%)
Atmel Corp.
  (zero coupon), due 5/23/21                              400,000         177,000
                                                                    -------------
Total Convertible Bonds
  (Cost $1,771,454)                                                     1,744,963
                                                                    -------------
CORPORATE BONDS (33.8%)
---------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.5%)
BE Aerospace, Inc., Series B
  8.00%, due 3/1/08                                        40,000          38,200
  8.875%, due 5/1/11                                      235,000         226,775

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
AEROSPACE & DEFENSE (CONTINUED)
General Dynamics Corp.
  4.50%, due 8/15/10                                $     115,000   $     114,949
Sequa Corp.
  Series B
  8.875%, due 4/1/08                                      207,000         225,630
                                                                    -------------
                                                                          605,554
                                                                    -------------
AIRLINES (0.6%)
Delta Air Lines, Inc.
  7.70%, due 12/15/05                                      25,000          19,250
  8.30%, due 12/15/29                                     366,000         175,680
  10.00%, due 8/15/08 (c)                                  45,000          27,000
  10.375%, due 2/1/11                                     120,000          69,600
  10.375%, due 12/15/22                                   180,000          99,900
Northwest Airlines, Inc.
  8.875%, due 6/1/06                                      100,000          86,000
  9.875%, due 3/15/07                                     165,000         137,775
  10.00%, due 2/1/09                                      145,000         113,825
                                                                    -------------
                                                                          729,030
                                                                    -------------
AUTO COMPONENTS (0.7%)
Dana Corp.
  7.00%, due 3/1/29                                       120,000         115,200
Goodyear Tire & Rubber Co. (The)
  7.857%, due 8/15/11                                     130,000         109,200
  8.50%, due 3/15/07                                      140,000         135,100
  2nd Lien Note
  11.00%, due 3/1/11 (h)                                  455,000         498,225
Tenneco Automotive, Inc.
  Series B
  10.25%, due 7/15/13                                      95,000         109,487
                                                                    -------------
                                                                          967,212
                                                                    -------------
AUTOMOBILES (0.4%)
DaimlerChrysler North America Holdings, Inc.
  6.50%, due 11/15/13                                     320,000         330,070
General Motors Corp.
  8.375%, due 7/15/33                                     150,000         162,228
                                                                    -------------
                                                                          492,298
                                                                    -------------
BEVERAGES (0.1%)
Miller Brewing Co.
  4.25%, due 8/15/08 (c)                                  155,000         155,533
                                                                    -------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
BUILDING PRODUCTS (0.4%)
Dayton Superior Corp.
  10.75%, due 9/15/08                               $     145,000   $     145,000
ERICO International Corp.
  8.875%, due 3/1/12 (c)                                   35,000          36,225
Interline Brands, Inc.
  11.50%, due 5/15/11                                     180,000         194,400
Masco Corp.
  6.50%, due 8/15/32                                      100,000         102,212
MMI Products, Inc.
  Series B
  11.25%, due 4/15/07                                      25,000          22,500
                                                                    -------------
                                                                          500,337
                                                                    -------------
CAPITAL MARKETS (1.2%)
Bear Stearns Cos., Inc. (The)
  4.00%, due 1/31/08                                       60,000          60,501
Goldman Sachs Group, Inc. (The)
  5.125%, due 4/24/13                               E     170,000         210,188
  5.25%, due 10/15/13                               $     430,000         422,635
  6.345%, due 2/15/34                                     185,000         176,830
LaBranche & Co., Inc.
  12.00%, due 3/2/07                                      250,000         300,000
Morgan Stanley & Co.
  3.625%, due 4/1/08                                      265,000         263,387
  4.75%, due 4/1/14                                        90,000          84,086
  Series E
  5.375%, due 11/14/13                              L      70,000         120,526
                                                                    -------------
                                                                        1,638,153
                                                                    -------------
CHEMICALS (1.1%)
Equistar Chemicals, L.P.
  10.625%, due 5/1/11                               $     275,000         308,000
General Chemical Industrial Products, Inc.
  10.625%, due 5/1/09 (e)                                 145,000          36,250
Lyondell Chemical Co.
  Series A
  10.50%, due 6/1/13                                      215,000         235,425
Millennium America, Inc.
  7.00%, due 11/15/06                                      80,000          82,600
  7.625%, due 11/15/26                                    149,000         134,100
Sovereign Specialty Chemicals, Inc.
  11.875%, due 3/15/10                                    188,000         193,640

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
CHEMICALS (CONTINUED)
Terra Capital, Inc.
  12.875%, due 10/15/08                             $     372,000   $     448,260
                                                                    -------------
                                                                        1,438,275
                                                                    -------------
COMMERCIAL BANKS (0.3%)
Bank of America Corp.
  5.125%, due 11/15/14                                    150,000         147,010
FleetBoston Financial Corp.
  3.85%, due 2/15/08                                       60,000          60,320
PNC Funding Corp.
  5.25%, due 11/15/15                                     190,000         185,980
                                                                    -------------
                                                                          393,310
                                                                    -------------
COMMERCIAL SERVICES & SUPPLIES (0.5%)
American Color Graphics, Inc.
  10.00%, due 6/15/10                                      60,000          51,600
MemberWorks, Inc.
  9.25%, due 4/1/14 (c)                                   135,000         134,663
Phoenix Color Corp.
  10.375%, due 2/1/09                                     113,000         102,830
Protection One Alarm Monitoring, Inc.
  7.375%, due 8/15/05 (e)                                 249,000         234,060
Waste Management, Inc.
  5.00%, due 3/15/14                                      100,000          96,150
                                                                    -------------
                                                                          619,303
                                                                    -------------
COMMUNICATIONS EQUIPMENT (0.6%)
Avaya, Inc.
  11.125%, due 4/1/09                                     158,000         186,440
Lucent Technologies, Inc.
  5.50%, due 11/15/08                                      75,000          71,250
  6.45%, due 3/15/29                                      505,000         400,212
  7.25%, due 7/15/06                                      172,000         178,665
                                                                    -------------
                                                                          836,567
                                                                    -------------
COMPUTERS & PERIPHERALS (0.1%)
IBM Corp.
  8.375%, due 11/1/19                                      60,000          76,776
                                                                    -------------

CONSTRUCTION & ENGINEERING (0.8%)
Amsted Industries, Inc.
  10.25%, due 10/15/11 (c)                                235,000         265,550
J. Ray McDermott, S.A.
  11.00%, due 12/15/13 (c)                                155,000         147,250
Shaw Group, Inc. (The)
  10.75%, due 3/15/10                                     250,000         257,500

 12   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING (CONTINUED)
URS Corp.
  11.50%, due 9/15/09                               $     280,000   $     316,400
  Series B
  12.25%, due 5/1/09                                       65,000          68,900
                                                                    -------------
                                                                        1,055,600
                                                                    -------------
CONSUMER FINANCE (0.7%)
Capital One Bank
  5.75%, due 9/15/10                                       70,000          72,738
Ford Motor Credit Co.
  7.00%, due 10/1/13                                      355,000         365,093
General Motors Acceptance Corp.
  6.875%, due 8/28/12                                     105,000         109,479
  7.75%, due 1/19/10                                      105,000         115,486
MBNA Corp.
  6.25%, due 1/17/07                                      100,000         107,056
SLM Corp.
  5.00%, due 10/1/13                                      130,000         127,203
                                                                    -------------
                                                                          897,055
                                                                    -------------
CONTAINERS & PACKAGING (0.6%)
Owens-Brockway Glass Container, Inc.
  8.25%, due 5/15/13                                       65,000          67,113
  8.875%, due 2/15/09                                     145,000         157,506
Owens-Illinois, Inc.
  7.80%, due 5/15/18                                      408,000         377,400
  8.10%, due 5/15/07                                      100,000         102,250
Rock-Tenn Co.
  8.20%, due 8/15/11                                       43,000          50,429
Tekni-Plex, Inc.
  8.75%, due 11/15/13 (c)                                  75,000          73,875
                                                                    -------------
                                                                          828,573
                                                                    -------------
DIVERSIFIED FINANCIAL SERVICES (1.9%)
Caithness Coso Funding Corp.
  Series B
  9.05%, due 12/15/09                                     215,946         239,700
Calpine Construction Finance Corp.
  9.75%, due 8/26/11 (c)(i)                               165,000         174,900
Citigroup, Inc.
  0.80%, due 10/30/08                               Y  30,000,000         272,595

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Dollar Financial Group, Inc.
  9.75%, due 11/15/11                               $      80,000   $      86,000
FGIC Corp.
  6.00%, due 1/15/34 (c)                                  135,000         131,443
FINOVA Group, Inc. (The)
  7.50%, due 11/15/09                                     328,000         195,980
Ford Motor Credit Co.
  Series E
  5.75%, due 1/12/09                                E     250,000         312,612
Glencore Funding, Inc.
  6.00%, due 4/15/14 (c)                            $     215,000         203,182
IPC Acquisition Corp.
  11.50%, due 12/15/09                                    265,000         280,900
J Paul Getty Trust
  Series 2003
  5.875%, due 10/1/33                                      90,000          88,397
National Beef Packing Co.
  10.50%, due 8/1/11 (c)                                   65,000          69,875
NiSource Finance Corp.
  5.40%, due 7/15/14                                      105,000         103,611
Pharma Services Intermediate Holding Corp.
  (zero coupon), due 4/14/14
  11.50%, beginning 4/1/09 (c)                            290,000         166,025
UCAR Finance, Inc.
  10.25%, due 2/15/12                                     205,000         234,213
                                                                    -------------
                                                                        2,559,433
                                                                    -------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.0%)
Citizens Communications Co.
  7.60%, due 6/1/06                                       100,000         105,947
  9.25%, due 5/15/11                                      315,000         331,516
COLO.COM
  13.875%, due 3/15/10 (c)(d)(e)(j)(k)                        362              36
MCI, Inc.
  5.908%, due 5/1/07                                       21,000          20,764
  6.688%, due 5/1/09                                       21,000          19,950
  7.735%, due 5/1/14                                       18,000          16,695
Mountain States Telephone & Telegraph Co.
  7.375%, due 5/1/30 (d)                                  125,000         123,750

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
Qwest Communications International, Inc.
  7.25%, due 2/15/11 (c)                            $     125,000   $     115,937
  7.50%, due 2/15/14 (c)                                   65,000          59,638
Qwest Corp.
  8.875%, due 3/15/12 (c)                                 220,000         233,750
Qwest Services Corp.
  13.50%, due 12/15/10 (c)                                454,000         526,640
  14.00%, due 12/15/14 (c)                                205,000         244,463
Sprint Capital Corp.
  8.75%, due 3/15/32                                      190,000         226,957
TSI Telecommunication Services, Inc.
  Series B
  12.75%, due 2/1/09                                      230,000         250,700
U.S. West Communications, Inc.
  5.625%, due 11/15/08                                     15,000          14,550
  7.20%, due 11/1/04                                       15,000          15,188
  7.50%, due 6/15/23                                      205,000         179,375
  8.875%, due 6/1/31                                      195,000         199,388
                                                                    -------------
                                                                        2,685,244
                                                                    -------------
ELECTRIC UTILITIES (0.8%)
Cedar Brakes II LLC
  9.875%, due 9/1/13                                      485,727         485,727
CenterPoint Energy, Inc.
  Series B
  5.875%, due 6/1/08                                       95,000          96,750
Mirant Americas Generation LLC
  8.30%, due 5/1/11 (e)                                    45,000          32,625
  8.50%, due 10/1/21 (e)                                  165,000         120,450
  9.125%, due 5/1/31 (e)                                   45,000          32,625
Southern California Edison Co.
  6.00%, due 1/15/34                                       65,000          62,709
TECO Energy, Inc.
  7.20%, due 5/1/11                                       145,000         145,000
Tenaska Virginia Partners L.P.
  6.119%, due 3/30/24 (c)                                 110,000         109,189
                                                                    -------------
                                                                        1,085,075
                                                                    -------------

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
ELECTRICAL EQUIPMENT (0.1%)
Emerson Electric Co.
  6.00%, due 8/15/32                                $      50,000   $      49,859
Sensus Metering Systems, Inc.
  8.625%, due 12/15/13 (c)                                 30,000          29,550
                                                                    -------------
                                                                           79,409
                                                                    -------------
ENERGY EQUIPMENT & SERVICES (1.0%)
El Paso Natural Gas Co.
  7.50%, due 11/15/26                                      45,000          43,312
  Series A
  7.625%, due 8/1/10                                      185,000         190,550
Entergy-Koch L.P.
  3.65%, due 8/20/06 (c)                                  215,000         214,885
Grant Prideco, Inc.
  Series B
  9.625%, due 12/1/07                                     160,000         178,400
Lone Star Technologies, Inc.
  Series B
  9.00%, due 6/1/11                                       255,000         260,100
Parker Drilling Co.
  9.625%, due 10/1/13                                     135,000         145,800
  Series B
  10.125%, due 11/15/09                                    95,000         101,888
Trico Marine Services, Inc.
  8.875%, due 5/15/02 (e)                                 285,000         131,100
                                                                    -------------
                                                                        1,266,035
                                                                    -------------
FOOD & STAPLES RETAILING (0.3%)
CVS Corp.
  5.789%, due 1/10/26 (c)                                 109,437         107,984
Safeway, Inc.
  4.125%, due 11/1/08                                      70,000          69,209
  6.15%, due 3/1/06                                       160,000         169,379
Wal-Mart Stores, Inc.
  7.55%, due 2/15/30                                       75,000          89,919
                                                                    -------------
                                                                          436,491
                                                                    -------------
FOOD PRODUCTS (0.5%)
Cargill, Inc.
  5.00%, due 11/15/13 (c)                                 135,000         131,097
Seminis, Inc.
  10.25%, due 10/1/13                                      90,000          99,900
  10.25%, due 10/1/13 (c)                                  35,000          38,850

 14   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
FOOD PRODUCTS (CONTINUED)
Swift & Co.
  10.125%, due 10/1/09                              $     140,000   $     149,625
  12.50%, due 1/1/10                                      170,000         180,200
                                                                    -------------
                                                                          599,672
                                                                    -------------
GAS UTILITIES (0.9%)
ANR Pipeline, Inc.
  7.00%, due 6/1/25                                        70,000          71,050
  9.625%, due 11/1/21                                     325,000         368,875
Gulfterra Energy Partners, L.P.
  Series B
  8.50%, due 6/1/10                                       158,000         176,170
Southern Natural Gas Co.
  7.35%, due 2/15/31                                      150,000         141,000
Transcontinental Gas Pipeline Corp.
  Series B
  7.00%, due 8/15/11                                      130,000         138,450
  7.25%, due 12/1/26                                      150,000         152,250
  Series B
  8.875%, due 7/15/12                                      65,000          75,725
                                                                    -------------
                                                                        1,123,520
                                                                    -------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.3%)
dj Orthopedics LLC
  12.625%, due 6/15/09                                     82,000          87,177
Fisher Scientific International, Inc.
  8.00%, due 9/1/13                                       235,000         257,325
  8.125%, due 5/1/12                                       40,000          43,400
                                                                    -------------
                                                                          387,902
                                                                    -------------

HEALTH CARE PROVIDERS & SERVICES (1.5%)
AmeriPath, Inc.
  10.50%, due 4/1/13                                       80,000          82,000
  10.50%, due 4/1/13 (c)                                   95,000          97,375
Ardent Health Services, Inc.
  10.00%, due 8/15/13                                     140,000         153,300
HCA, Inc.
  7.50%, due 11/15/95                                     466,000         431,487
Highmark, Inc.
  6.80%, due 8/15/13 (c)                                  150,000         160,526
Medco Health Solutions, Inc.
  7.25%, due 8/15/13                                      155,000         167,239

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
National Nephrology Associates, Inc.
  9.00%, due 11/1/11 (c)                            $      75,000   $      87,000
QuadraMed Corp.
  10.00%, due 4/1/08 (c)(l)                               186,851         173,772
Quest Diagnostics, Inc.
  6.75%, due 7/12/06                                      220,000         237,759
Quintiles Transnational Corp.
  10.00%, due 10/1/13 (c)                                 285,000         294,975
Triad Hospitals, Inc.
  Series B
  8.75%, due 5/1/09                                       113,000         125,289
                                                                    -------------
                                                                        2,010,722
                                                                    -------------
HOTELS, RESTAURANTS & LEISURE (1.1%)
Chumash Casino & Resort Enterprise
  9.00%, due 7/15/10 (c)                                  200,000         222,000
Hilton Hotels Corp.
  7.625%, due 5/15/08                                     244,000         267,790
Hollywood Casino Shreveport Capital Corp.
  13.00%, due 8/1/06 (e)                                   10,000           7,450
Jacobs Entertainment, Inc.
  11.875%, due 2/1/09                                      95,000         104,500
Park Place Entertainment Corp.
  8.875%, due 9/15/08                                      35,000          39,025
President Casinos, Inc.
  12.00%, due 9/15/04 (c)(d)(e)(j)                         32,000          16,000
  13.00%, due 9/15/04 (e)(d)(e)(j)                         72,000          27,360
Starwood Hotels & Resorts Worldwide, Inc.
  7.375%, due 11/15/15                                    172,000         179,310
Trump Atlantic City Associates
  11.25%, due 5/1/06                                      280,000         239,400
Vail Resorts, Inc.
  8.75%, due 5/15/09                                          342             357
Venetian Casino Resort LLC
  11.00%, due 6/15/10                                     113,000         132,210
Yum! Brands, Inc.
  8.875%, due 4/15/11                                     190,000         231,618
                                                                    -------------
                                                                        1,467,020
                                                                    -------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
HOUSEHOLD DURABLES (0.2%)
Fedders North America, Inc.
  9.875%, due 3/1/14 (c)                            $     130,000   $     126,100
Foamex L.P.
  10.75%, due 4/1/09                                      145,000         135,575
                                                                    -------------
                                                                          261,675
                                                                    -------------
INSURANCE (0.7%)
Crum & Forster Holding Corp.
  10.375%, due 6/15/13                                    220,000         243,100
Fremont General Corp.
  Series B
  7.875%, due 3/17/09                                     255,000         251,175
Fund American Cos., Inc.
  5.875%, due 5/15/13                                     140,000         140,809
Lumbermens Mutual Casualty Co.
  8.45%, due 12/1/97 (c)(e)                                35,000             875
  9.15%, due 7/1/26 (c)(e)                                535,000          13,375
Marsh & McLennan Cos., Inc.
  7.125%, due 6/15/09                                     230,000         259,754
                                                                    -------------
                                                                          909,088
                                                                    -------------
INTERNET SOFTWARE & SERVICES (0.0%) (b)
Globix Corp.
  11.00%, due 5/1/08 (c)(d)(m)                             51,260          46,134
                                                                    -------------
IT SERVICES (0.3%)
Electronic Data Systems Corp.
  Series B
  6.00%, due 8/1/13                                        95,000          88,292
  7.125%, due 10/15/09                                     50,000          51,379
  7.45%, due 10/15/29                                      95,000          88,074
Unisys Corp.
  6.875%, due 3/15/10                                     175,000         185,938
  7.25%, due 1/15/05                                       30,000          30,750
                                                                    -------------
                                                                          444,433
                                                                    -------------
MACHINERY (0.6%)
Mark IV Industries, Inc.
  7.50%, due 9/1/07                                       414,000         389,160
Mueller Group, Inc.
  10.00%, due 5/1/12 (c)                                  140,000         146,650
Thermadyne Holdings Corp.
  9.25%, due 2/1/14 (c)                                   100,000         101,500

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
MACHINERY (CONTINUED)
Titan Wheel International, Inc.
  8.75%, due 4/1/07                                 $     135,000   $     130,950
                                                                    -------------
                                                                          768,260
                                                                    -------------
MEDIA (3.0%)
Adelphia Communications Corp.
  Series B
  9.25%, due 10/1/04 (e)                                   20,000          21,000
  10.25%, due 11/1/06 (e)                                 155,000         165,850
  10.25%, due 6/15/11 (e)                                 165,000         183,150
AT&T Broadband Corp.
  9.455%, due 11/15/22                                    150,000         194,973
FrontierVision Holdings, L.P.
  11.875%, due 9/15/07 (e)                                 60,000          73,800
  Series B
  11.875%, due 9/15/07 (e)                                 85,000         104,550
FrontierVision Operating Partners L.P.
  11.00%, due 10/15/06 (e)                                389,000         470,690
Hollinger Participation Trust
  12.125%, due 11/15/10 (c)(m)                            154,108         179,343
Houghton Mifflin Co.
  7.20%, due 3/15/11                                      135,000         143,100
Liberty Media Corp.
  3.50%, due 9/25/06                                       50,000          50,097
Medianews Group, Inc.
  6.875%, due 10/1/13                                      65,000          64,350
Morris Publishing Group, Inc.
  7.00%, due 8/1/13 (c)                                   220,000         221,100
Paxson Communications Corp.
  (zero coupon), due 1/15/09
  12.25%, beginning 1/15/06                               455,000         394,712
Radio One, Inc.
  Series B
  8.875%, due 7/1/11                                      180,000         199,350
Spanish Broadcastings System, Inc.
  9.625%, due 11/1/09                                      95,000         100,463
Time Warner, Inc.
  6.875%, due 6/15/18                                     100,000         105,882
  8.05%, due 1/15/16                                       95,000         109,874
Time Warner Entertainment Co.
  10.15%, due 5/1/12                                      550,000         711,851
Vertis, Inc.
  9.75%, due 4/1/09                                       120,000         130,500

 16   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
MEDIA (CONTINUED)
Warner Music Group
  7.375%, due 4/15/14 (c)                           $      95,000   $      95,475
Young Broadcasting, Inc.
  8.50%, due 12/15/08 (c)                                  70,000          75,075
Ziff Davis Media, Inc.
  Series B
  12.00%, due 8/12/09                                     186,919         186,919
                                                                    -------------
                                                                        3,982,104
                                                                    -------------
METALS & MINING (0.6%)
AK Steel Corp.
  7.75%, due 6/15/12                                      185,000         166,500
Allegheny Technologies, Inc.
  8.375%, due 12/15/11                                    185,000         186,850
Commonwealth Industries, Inc.
  10.75%, due 10/1/06                                     293,000         294,465
Ormet Corp.
  11.00%, due 8/15/08 (c)(e)                               47,000          25,850
United States Steel LLC
  10.75%, due 8/1/08                                      150,000         175,500
                                                                    -------------
                                                                          849,165
                                                                    -------------
MULTILINE RETAIL (0.2%)
Target Corp.
  6.35%, due 11/1/32                                      150,000         154,623
  8.60%, due 1/15/12                                      125,000         154,936
                                                                    -------------
                                                                          309,559
                                                                    -------------
MULTI-UTILITIES & UNREGULATED POWER (1.9%)
AES Corp. (The)
  7.75%, due 3/1/14                                       225,000         223,312
  9.00%, due 5/15/15 (c)                                  335,000         365,150
  10.00%, due 12/12/05 (c)                                 58,574          60,038
Calpine Corp.
  7.75%, due 4/15/09                                      110,000          76,175
  8.25%, due 8/15/05                                       20,000          18,700
  8.50%, due 7/15/10 (c)                                  395,000         349,575
Calpine Generating Co. LLC
  10.25%, due 4/1/11 (c)                                  135,000         121,837
NRG Energy, Inc.
  8.00%, due 12/15/13 (c)                                 265,000         266,987
Pacific Electric & Gas Co.
  6.05%, due 3/1/34                                       145,000         137,127

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
MULTI-UTILITIES & UNREGULATED POWER (CONTINUED)
PG&E National Energy Group, Inc.
  10.375%, due 5/16/11 (e)                          $     305,000   $     211,975
PSE&G Power LLC
  6.875%, due 4/15/06                                     375,000         402,608
Reliant Energy, Inc.
  9.25%, due 7/15/10                                       80,000          85,600
Salton Sea Funding Corp.
  Series B
  7.37%, due 5/30/05                                       58,577          60,921
Westar Energy, Inc.
  7.875%, due 5/1/07                                       70,000          77,910
                                                                    -------------
                                                                        2,457,915
                                                                    -------------
OIL & GAS (2.4%)
Belden & Blake Corp.
  Series B
  9.875%, due 6/15/07                                     125,000         124,688
Dynegy Holdings, Inc.
  9.875%, due 7/15/10 (c)                                 240,000         260,400
  10.125%, due 7/15/13 (c)                                115,000         125,925
El Paso Corp.
  7.80%, due 8/1/31                                       150,000         117,000
El Paso Production Holding Co.
  7.75%, due 6/1/13                                       555,000         527,250
Energy Corp. of America Series A
  9.50%, due 5/15/07                                      284,000         266,960
Forest Oil Corp.
  8.00%, due 6/15/08                                      210,000         229,950
Kern River Funding Corp.
  4.893%, due 4/30/18 (c)                                 263,175         256,690
Newfield Exploration Co.
  7.625%, due 3/1/11                                       15,000          16,650
  8.375%, due 8/15/12                                      15,000          16,575
Plains Exploration & Production Co.
  Series B
  8.75%, due 7/1/12                                       100,000         110,000
Tennessee Gas Pipeline Co.
  7.00%, due 3/15/27                                      180,000         187,200
  7.625%, due 4/1/37                                      130,000         120,900
  8.375%, due 6/15/32                                     150,000         153,750
Tosco Corp.
  8.125%, due 2/15/30                                      60,000          74,487

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
OIL & GAS (CONTINUED)
Vintage Petroleum, Inc.
  8.25%, due 5/1/12                                 $     370,000   $     405,150
Westport Resources Corp.
  8.25%, due 11/1/11                                      205,000         230,113
                                                                    -------------
                                                                        3,223,688
                                                                    -------------
PAPER & FOREST PRODUCTS (1.7%)
Fort James Corp.
  4.75%, due 6/29/04                                E     100,000         120,325
Georgia-Pacific Corp.
  7.25%, due 6/1/28                                 $      80,000          77,000
  7.375%, due 12/1/25                                      65,000          63,375
  7.75%, due 11/15/29                                      45,000          45,450
  8.00%, due 1/15/24 (c)                                  215,000         225,750
  8.625%, due 4/30/25                                     490,000         518,175
  8.875%, due 2/1/10                                      435,000         502,425
  8.875%, due 5/15/31                                     305,000         341,600
  9.375%, due 2/1/13                                      100,000         116,250
Pope & Talbot, Inc.
  8.375%, due 6/1/13                                      212,000         219,420
                                                                    -------------
                                                                        2,229,770
                                                                    -------------
PERSONAL PRODUCTS (0.1%)
Estee Lauder Cos., Inc.
  5.75%, due 10/15/33                                      75,000          72,320
                                                                    -------------
PHARMACEUTICALS (0.4%)
Valeant Pharmaceuticals International
  7.00%, due 12/15/11 (c)                                  35,000          35,525
WH Holding Ltd.
  9.50%, due 4/1/11 (c)                                   105,000         111,562
Wyeth
  5.50%, due 2/1/14                                       295,000         294,067
  6.50%, due 2/1/34                                        75,000          74,590
                                                                    -------------
                                                                          515,744
                                                                    -------------
REAL ESTATE (1.0%)
CB Richard Ellis Services, Inc.
  9.75%, due 5/15/10                                      135,000         150,525
  11.25%, due 6/15/11                                     244,000         274,500
Crescent Real Estate Equities L.P.
  7.50%, due 9/15/07                                      310,000         325,500

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
REAL ESTATE (CONTINUED)
HRPT Properties Trust
  5.75%, due 2/15/14                                $     205,000   $     202,897
iStar Financial, Inc.
  5.125%, due 4/1/11 (c)                                   70,000          66,675
  6.00%, due 12/15/10                                      85,000          85,361
Omega Healthcare Investors, Inc.
  7.00%, due 4/1/14 (c)                                   200,000         204,000
Rouse Co. (The)
  3.625%, due 3/15/09                                      75,000          71,876
                                                                    -------------
                                                                        1,381,334
                                                                    -------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.2%)
Amkor Technology, Inc.
  7.125%, due 3/15/11 (c)                                 170,000         165,325
ON Semiconductor Corp.
  12.00%, due 3/15/10                                      15,000          18,525
  13.00%, due 5/15/08                                      43,000          51,815
                                                                    -------------
                                                                          235,665
                                                                    -------------
SPECIALTY RETAIL (0.4%)
Rent-Way, Inc.
  11.875%, due 6/15/10                                    170,000         189,550
Stratus Technologies, Inc.
  10.375%, due 12/1/08 (c)                                 80,000          79,600
Williams Scotsman, Inc.
  10.00%, due 8/15/08                                     195,000         213,525
                                                                    -------------
                                                                          482,675
                                                                    -------------
THRIFTS & MORTGAGE FINANCE (0.1%)
Washington Mutual, Inc.
  4.00%, due 1/15/09                                      200,000         197,116
                                                                    -------------
TOBACCO (0.4%)
Commonwealth Brands, Inc.
  9.75%, due 4/15/08 (c)                                  150,000         162,000
  10.625%, due 9/1/08 (c)                                 160,000         174,400
North Atlantic Trading Co., Inc.
  9.25%, due 3/1/12 (c)                                   165,000         167,063
                                                                    -------------
                                                                          503,463
                                                                    -------------
TRANSPORTATION INFRASTRUCTURE (0.0%) (B)
Great Lakes Dredge & Dock Corp.
  7.75%, due 12/15/13 (c)                                  35,000          34,475
                                                                    -------------

 18   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.6%)
Alamosa Delaware, Inc.
  (zero coupon), due 7/31/09
  12.00%, beginning 7/31/05                         $     100,000   $      94,000
  11.00%, due 7/31/10                                      94,000         101,990
American Tower Escrow Corp.
  (zero coupon), due 8/1/08                               200,000         145,500
Loral CyberStar, Inc.
  10.00%, due 7/15/06 (e)                                 233,000         170,090
Rural Cellular Corp.
  8.25%, due 3/15/12 (c)                                  255,000         263,288
                                                                    -------------
                                                                          774,868
                                                                    -------------
Total Corporate Bonds
  (Cost $42,681,518)                                                   44,613,550
                                                                    -------------
CORPORATE BONDS -- FOREIGN (10.3%)
---------------------------------------------------------------------------------
AUSTRALIA (0.2%)
Burns Philp Capital Property Ltd.
  10.75%, due 2/15/11                               $     265,000         287,525
                                                                    -------------
BELGIUM (0.2%)
Telenet Communications NV
  9.00%, due 12/15/13 (c)                           E      85,000         104,441
Telenet Group Holding NV
  (zero coupon), due 6/15/14
  11.50%, beginning 12/15/08 (c)                    $     160,000          97,600
                                                                    -------------
                                                                          202,041
                                                                    -------------
BERMUDA (0.1%)
Arch Capital Group Ltd.
  7.35%, due 5/1/34                                 $      80,000          81,267
                                                                    -------------
BRAZIL (0.3%)
CIA Brasileira de Bebidas
  10.50%, due 12/15/11                              $     365,000         417,925
                                                                    -------------
CANADA (1.8%)
Baytex Energy Ltd.
  9.625%, due 7/15/10                               $     104,000         109,720
Calpine Canada Energy Finance
  8.50%, due 5/1/08                                       256,000         180,480
Canadian Housing Trust
  3.70%, due 9/15/08 (c)                            C$    575,000         417,211

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
CANADA (CONTINUED)
Hollinger, Inc.
  11.875%, due 3/1/11 (c)                           $     215,000   $     251,550
Inco Ltd.
  5.70%, due 10/15/15                                     170,000         169,852
Norske Skog Canada Ltd.
  7.375%, due 3/1/14 (c)                                  130,000         133,250
Quebecor Media, Inc.
  (zero coupon), due 7/15/11
  13.75%, beginning 7/15/06                               286,000         263,120
  11.125%, due 7/15/11                                     72,000          82,800
Shaw Communications, Inc.
  7.50%, due 11/20/13                               C$    225,000         169,989
Sun Media Corp.
  7.625%, due 2/15/13                               $     210,000         223,650
Tembec Industries, Inc.
  7.75%, due 3/15/12                                      265,000         258,375
  8.50%, due 2/1/11                                        95,000          96,900
                                                                    -------------
                                                                        2,356,897
                                                                    -------------
CAYMAN ISLANDS (0.7%)
CSN Islands VIII Corp.
  9.75%, due 12/16/13 (c)                           $     200,000         180,000
Hutchison Whamp International Ltd.
  5.45%, due 11/24/10 (c)                                 240,000         236,671
Principal Financial Global Funding LLC
  Series 5, Tranche 1
  5.875%, due 6/8/09                                L     225,000         400,959
Votorantim Overseas III
  7.875%, due 1/23/14 (c)                           $     100,000          91,000
                                                                    -------------
                                                                          908,630
                                                                    -------------
CHILE (0.4%)
AES General S.A.
  7.50%, due 3/25/14 (c)                            $     250,000         238,750
Corporacion Nacional del Cobre-Codelco, Inc.
  5.50%, due 10/15/13 (c)                                  55,000          54,718
Empresa Nacional de Petroleo
  6.75%, due 11/15/12 (c)                                 200,000         216,126
                                                                    -------------
                                                                          509,594
                                                                    -------------
COLOMBIA (0.0%) (b)
Bavaria S.A.
  8.875%, due 11/1/10 (c)                           $      60,000          60,000
                                                                    -------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
CORPORATE BONDS -- FOREIGN (CONTINUED)
---------------------------------------------------------------------------------
COLOMBIA (CONTINUED)
DENMARK (0.4%)
Realkredit Danmark
  6.00%, due 10/1/29                                DK  3,592,339   $     604,896
                                                                    -------------

FRANCE (1.0%)
Crown Euro Holdings S.A.
  9.50%, due 3/1/11                                 $     350,000         392,438
  10.875%, due 3/1/13                                     215,000         250,475
Vivendi Universal S.A.
  6.25%, due 7/15/08                                E     125,000         160,707
  6.25%, due 7/15/08                                $      70,000          73,062
  9.25%, due 4/15/10                                      370,000         431,975
                                                                    -------------
                                                                        1,308,657
                                                                    -------------
GERMANY (1.1%)
Citibank Global Markets
  (Severstal) Deutschland
  9.25%, due 4/19/14 (c)                            $     190,000         174,800
Gazprom Oao
  9.625%, due 3/1/13 (c)                                  160,000         164,400
Kreditanstalt fuer Wiederaufbau
  Series INTL
  4.75%, due 8/18/06                                E     724,000         907,344
MTU Aero Engines
  Investment & Co.
  8.25%, due 4/1/14 (c)                                    75,000          92,603
Salomon Brothers (Sibneft) AG
  Series REGS
  10.75%, due 1/15/09                               $     100,000         105,900
                                                                    -------------
                                                                        1,445,047
                                                                    -------------
IRELAND (0.1%)
Waterford Wedgwood PLC
  9.875%, due 12/1/10                               E      55,000          65,931
  9.875%, due 12/1/10 (c)                                  90,000         107,888
                                                                    -------------
                                                                          173,819
                                                                    -------------
ISLE OF MAN (0.1%)
Navigator Gas Transport PLC
  10.50%, due 6/30/07 (c)(d)(e)                     $     362,000         184,620
                                                                    -------------

KAZAKHSTAN (0.3%)
Kazkommerts International B.V.
  8.50%, due 4/16/13 (c)                            $     400,000         386,000
                                                                    -------------

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
LUXEMBURG (0.3%)
Millicom International
  Cellular S.A.
  10.00%, due 12/1/13 (c)                           $     115,000   $     117,875
Mobile Telesystems Finance
  9.75%, due 1/30/08 (c)                                  150,000         155,625
Wimm-Bill-Dann Foods OJSC
  8.50%, due 5/21/08 (c)                                  100,000          94,000
                                                                    -------------
                                                                          367,500
                                                                    -------------
MEXICO (0.7%)
Grupo Transportacion Ferroviaria Mexicana, S.A. de
  C.V.
  12.50%, due 6/15/12                               $     300,000         334,500
Telefonos de Mexico S.A. de C.V.
  4.50%, due 11/19/08 (c)                                 260,000         256,950
  8.25%, due 1/26/06                                      230,000         248,920
Vitro S.A. de C.V.
  11.75%, due 11/1/13 (c)                                  75,000          70,875
                                                                    -------------
                                                                          911,245
                                                                    -------------
NETHERLANDS (0.1%)
Coca-Cola HBC Finance B.V.
  5.125%, due 9/17/03                               $      50,000          49,758
Mobifon Holdings B.V.
  12.50%, due 7/31/10                                      60,000          68,400
Parmalat Finance Corp. B.V.
  6.25%, due 2/7/05 (e)                             E     300,000          46,751
                                                                    -------------
                                                                          164,909
                                                                    -------------
RUSSIA (0.2%)
Tyumen Oil Co.
  11.00%, due 11/6/07 (c)                           $     250,000         280,625
                                                                    -------------

SINGAPORE (0.3%)
PSA Corp. Ltd.
  7.125%, due 8/1/05 (c)                            $     190,000         201,418
Singapore Powerassets Ltd.
  5.00%, due 10/22/13 (c)                                 175,000         170,646
                                                                    -------------
                                                                          372,064
                                                                    -------------
SUPRANATIONAL (0.6%)
European Investment Bank
  2.125%, due 9/20/07                               Y  50,000,000         477,043
Invista
  9.25%, due 5/1/12 (c)                             $     140,000         140,000

 20   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
CORPORATE BONDS -- FOREIGN (CONTINUED)
---------------------------------------------------------------------------------
SUPRANATIONAL (CONTINUED)
Jafra Cosmetics International, Inc.
  10.75%, due 5/15/11                               $     170,000   $     192,525
                                                                    -------------
                                                                          809,568
                                                                    -------------
SWEDEN (0.2%)
Stena AB
  9.625%, due 12/1/12                               $     200,000         225,000
                                                                    -------------
UKRAINE (0.2%)
Kyivstar GSM
  12.75%, due 11/21/05 (c)                          $     250,000         271,875
                                                                    -------------
UNITED KINGDOM (1.0%)
Annington Finance
  4.376%, due 10/2/06 (i)                           L     228,205         404,601
HSBC Holdings PLC
  Tier II
  5.25%, due 12/12/12                               $      65,000          65,577
Marconi Corp. PLC
  8.00%, due 4/30/08                                       62,015          67,906
  8.00%, due 4/30/08 (c)                                   31,692          34,703
TDL Informedia Group Ltd.
  12.125%, due 10/15/09                             L     260,000         493,346
Vodafone Group PLC
  3.95%, due 1/30/08                                $     220,000         221,710
                                                                    -------------
                                                                        1,287,843
                                                                    -------------
Total Corporate Bonds-Foreign
  (Cost $12,839,091)                                                   13,617,547
                                                                    -------------
FOREIGN GOVERNMENT BONDS (20.9%)
---------------------------------------------------------------------------------
AUSTRALIA (0.9%)
Australian Government
  Series 808
  8.75%, due 8/15/08 (o)                            A$  1,455,000       1,169,883
                                                                    -------------

AUSTRIA (0.1%)
Republic of Austria
  Series 2
  4.65%, due 1/15/18                                E     143,000         173,801
                                                                    -------------

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
BELGIUM (1.1%)
Kingdom of Belgium
  Series 42
  3.00%, due 9/28/08                                E     825,000   $     976,892
  Series 36
  5.00%, due 9/28/11                                      400,000         511,916
                                                                    -------------
                                                                        1,488,808
                                                                    -------------
BRAZIL (0.7%)
Republic of Brazil
  Series 11BR
  4.75%, due 4/10/07 (p)                            Y  25,000,000         224,072
  Series 20 year
  8.00%, due 4/15/14 (p)                            $     750,574         689,027
                                                                    -------------
                                                                          913,099
                                                                    -------------
CANADA (0.6%)
Canadian Government
  5.50%, due 6/1/09                                 C$    340,000         265,797
  5.75%, due 6/1/33 (o)                                   550,000         431,750
Province of Quebec
  5.00%, due 7/17/09                                $      80,000          83,131
                                                                    -------------
                                                                          780,678
                                                                    -------------
COLOMBIA (0.2%)
Republic of Columbia
  8.125%, due 5/21/24                               $     300,000         255,000
                                                                    -------------
DENMARK (0.4%)
Kingdom of Denmark
  5.00%, due 11/15/13                               DK  2,985,000         504,311
                                                                    -------------
EL SALVADOR (0.2%)
Republic of El Salvador
  7.75%, due 1/24/23 (c)                            $     250,000         272,500
                                                                    -------------
FRANCE (0.4%)
French Treasury Note
  4.75%, due 7/12/07                                E     400,000         505,909
                                                                    -------------
GERMANY (4.9%)
Republic of Deutschland
  Series 99
  V3.75%, due 1/4/09 (o)                            E   2,350,000       2,869,036
  Series 132
  4.125%, due 8/27/04                                     245,000         295,538
  Series 138
  4.50%, due 8/18/06                                      145,000         181,020
  Series 01
  5.00%, due 7/4/11                                       850,000       1,091,092

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
FOREIGN GOVERNMENT BONDS (CONTINUED)
---------------------------------------------------------------------------------
GERMANY (CONTINUED)
  Series 98
  5.25%, due 1/4/08                                 $     704,000   $     905,526
  Series 99
  5.375%, due 1/4/10                                      450,000         588,311
  Series 00
  6.25%, due 1/4/30                                       350,000         501,377
                                                                    -------------
                                                                        6,431,900
                                                                    -------------
GREECE (0.4%)
Hellenic Republic
  5.90%, due 10/22/22                               E     406,000         543,910
                                                                    -------------
ITALY (1.5%)
Buoni Poliennali del Tesoro
  5.25%, due 12/15/05                               E     321,000         401,768
  5.50%, due 11/1/10                                      600,000         789,157
  6.50%, due 11/1/27                                      372,000         538,021
Republic of Italy
  3.80%, due 3/27/08                                Y  30,000,000         305,119
                                                                    -------------
                                                                        2,034,065
                                                                    -------------
JAPAN (2.1%)
Development Bank of Japan
  Series INTL
  1.05%, due 6/20/23                                Y  41,000,000         305,396
  *1.75%, due 6/21/10                                 138,000,000       1,314,971
Japan Finance Corp. for Municipal Enterprises
  Series INTL
  1.55%, due 2/21/12                                  120,000,000       1,100,992
                                                                    -------------
                                                                        2,721,359
                                                                    -------------
MEXICO (0.1%)
United Mexican States
  1.84%, due 1/13/09 (i)                            $      95,000          95,000
  4.625%, due 10/8/08                                      15,000          14,925
  6.625%, due 3/3/15                                       35,000          35,263
                                                                    -------------
                                                                          145,188
                                                                    -------------
NETHERLANDS (0.6%)
Netherlands Government
  3.75%, due 7/15/09                                E     634,000         768,900
                                                                    -------------

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
NEW ZEALAND (0.5%)
New Zealand Government
  Series 413
  6.50%, due 4/15/13                                NZ$ 1,030,000   $     657,154
                                                                    -------------
NORWAY (0.6%)
Norwegian Government
  5.50%, due 5/15/09 (o)                            NK  5,110,000         790,653
                                                                    -------------
PANAMA (0.3%)
Republic of Panama
  8.25%, due 4/22/08                                $     350,000         383,250
                                                                    -------------

PHILIPPINES (0.2%)
Republic of Philippines
  9.875%, due 1/15/19                               $     200,000         205,500
                                                                    -------------

PORTUGAL (0.3%)
Portugal Obrigacoes do Tesouro OT
  3.00%, due 7/17/06                                E     335,000         404,565
                                                                    -------------
RUSSIA (1.0%)
Russian Federation, Series REGS
  5.00%, due 3/31/30                                $   1,007,000         923,419
  8.25%, due 3/31/10                                      204,000         220,830
  10.00%, due 6/26/07                                     183,000         208,345
                                                                    -------------
                                                                        1,352,594
                                                                    -------------
SOUTH AFRICA (0.1%)
Republic of South Africa
  Series 3, Tranche 1
  7.00%, due 4/10/08                                E     100,000         131,683
                                                                    -------------
SWEDEN (0.8%)
Swedish Government
  Series 1043
  5.00%, due 1/28/09 (o)                            SK  5,470,000         749,816
  Series 1045
  5.25%, due 3/15/11                                    2,000,000         276,512
                                                                    -------------
                                                                        1,026,328
                                                                    -------------
TURKEY (0.2%)
Republic of Turkey
  9.875%, due 3/19/08                               $     200,000         219,500
                                                                    -------------
UKRAINE (0.1%)
Ukraine Government
  6.875%, due 3/4/11 (c)                            $     175,000         168,875
                                                                    -------------

 22   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
FOREIGN GOVERNMENT BONDS (CONTINUED)
---------------------------------------------------------------------------------
UNITED KINGDOM (2.1%)
United Kingdom Treasury Bond
  4.00%, due 3/7/09 (o)                             L     325,000   $     555,078
  4.25%, due 6/7/32                                       300,000         485,189
  5.00%, due 3/7/12                                       200,000         355,415
  6.00%, due 12/7/28                                      175,000         360,575
  6.25%, due 11/25/10                                     465,000         885,779
  8.00%, due 12/7/15                                       75,000         168,360
                                                                    -------------
                                                                        2,810,396
                                                                    -------------
VENEZUELA (0.5%)
Republic of Venezuela
  Series DL
  2.125%, due 12/18/07 (i)(p)                       $     476,176         445,225
  13.625%, due 8/15/18                                    181,000         199,100
                                                                    -------------
                                                                          644,325
                                                                    -------------
Total Foreign Government Bonds
  (Cost $26,135,550)                                                   27,504,134
                                                                    -------------

MORTGAGE-BACKED SECURITIES (0.1%)
---------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.1%)
Commercial Trust I
  Series 1993-KA Class A2
  7.63%, due 12/15/13 (e)                                 105,722          21,144
Debit Securitized Lease Trust
  Series 1994-K1 Class A2
  8.375%, due 8/15/15                                     171,620         118,418
  Series 1994-K1 Class A3
  8.55%, due 8/15/19                                       32,905          22,375
                                                                    -------------
Total Mortgage-Backed Securities
  (Cost $176,741)                                                         161,937
                                                                    -------------

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
MUNICIPAL BOND (0.1%)
---------------------------------------------------------------------------------
TEXAS (0.1%)
Harris County Texas Industrial Development Corp.
  6.25%, due 6/1/42                                 $      95,000   $      95,881
                                                                    -------------
Total Municipal Bond
  (Cost $95,000)                                                           95,881
                                                                    -------------

U.S. GOVERNMENT & FEDERAL AGENCIES (20.2%)
---------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
  (MORTGAGE PASS-THROUGH SECURITIES) (2.7%)
  3.00%, due 8/1/10                                       124,699         121,417
  5.00%, due 6/1/33-8/1/33                              1,475,002       1,431,143
  5.50%, due 2/1/33                                       325,913         325,693
  *5.50%, due 6/14/34 (q)                               1,675,000       1,666,102
                                                                    -------------
                                                                        3,544,355
                                                                    -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.7%)
  4.00%, due 9/2/08                                       200,000         199,943
  4.625%, due 5/1/13                                      135,000         129,196
  4.75%, due 1/2/07                                       280,000         291,777
  5.25%, due 8/1/12                                       515,000         519,308
  5.50%, due 5/2/06                                       635,000         669,569
  6.625%, due 9/15/09                                     110,000         123,262
  7.00%, due 7/15/05                                      263,000         279,015
                                                                    -------------
                                                                        2,212,070
                                                                    -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (8.3%)
Federal National Mortgage Association
  4.00%, due 5/18/19 (q)                                  230,000         221,016
  4.50%, due 4/1/18-11/1/18                             1,350,800       1,331,314
  5.00%, due 9/1/17                                       663,563         668,579
  5.00%, due 5/13/34 (q)                                  240,000         232,500
  *5.50%, due 5/18/19 (q)                               1,500,000       1,538,907
  *5.50%, due 11/1/33                                   3,182,582       3,177,641
  *5.50%, due 6/15/34 (q)                               1,200,000       1,192,500
  6.00%, due 3/1/33                                       407,570         417,137
  6.00%, due 5/15/34-6/15/34 (q)                        1,405,000       1,433,786
  6.50%, due 6/1/31-6/1/32                                365,294         380,265

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
---------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  7.00%, due 2/1/32-4/1/32                          $     176,117   $     186,178
  7.50%, due 8/1/31                                       161,835         173,111
                                                                    -------------
                                                                       10,952,934
                                                                    -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (0.4%)
  6.00%, due 4/15/29-8/15/32                              386,155         396,230
  7.50%, due 12/15/23-12/15/28                            143,594         154,681
                                                                    -------------
                                                                          550,911
                                                                    -------------
U.S. TREASURY BONDS (0.6%)
  5.375%, due 2/15/31                                     385,000         390,053
  6.25%, due 8/15/23                                       75,000          83,338
  6.875%, due 8/15/25                                     220,000         262,513
  8.75%, due 8/15/20                                       45,000          62,781
                                                                    -------------
                                                                          798,685
                                                                    -------------
U.S. TREASURY NOTES (6.5%)
  *3.00%, due 2/15/08 (r)                               1,625,000       1,613,385
  4.25%, due 11/15/13                                     195,000         191,298
  4.375%, due 5/15/07 (r)                                 745,000         776,866
  *4.625%, due 5/15/06 (r)                              1,620,000       1,692,710
  4.875%, due 2/15/12                                     525,000         545,795
  *5.75%, due 11/15/05 (r)                              1,130,000       1,193,386
  5.75%, due 8/15/10                                      350,000         384,699
  6.00%, due 8/15/09                                      480,000         532,425
  *6.75%, due 5/15/05 (r)                               1,509,000       1,587,397
                                                                    -------------
                                                                        8,517,961
                                                                    -------------
Total U.S. Government & Federal Agencies
  (Cost $26,846,364)                                                   26,576,916
                                                                    -------------
YANKEE BONDS (1.8%) (s)
---------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (0.2%)
Petroleum Geo-Services ASA
  8.00%, due 11/5/06                                       48,634          49,728
  10.00%, due 11/5/10                                     145,123         158,184
                                                                    -------------
                                                                          207,912
                                                                    -------------

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
FOREIGN GOVERNMENT (0.1%)
Financement Quebec
  5.00%, due 10/25/12                               $     190,000   $     192,736
                                                                    -------------
INSURANCE (0.2%)
Montpelier Re Holdings Ltd.
  6.125%, due 8/15/13                                     255,000         257,938
                                                                    -------------
MARINE (0.1%)
Sea Containers Ltd., Series B
  7.875%, due 2/15/08                                      36,000          34,920
  10.75%, due 10/15/06                                    139,000         143,865
                                                                    -------------
                                                                          178,785
                                                                    -------------
MEDIA (0.2%)
Rogers Cable, Inc.
  7.875%, due 5/1/12                                      245,000         265,242
                                                                    -------------
METALS & MINING (0.2%)
Algoma Steel, Inc.
  11.00%, due 12/31/09 (d)                                234,000         271,440
                                                                    -------------
OIL & GAS (0.1%)
YPF Sociedad Anonima
  9.125%, due 2/24/09                                      60,000          66,900
                                                                    -------------
PAPER & FOREST PRODUCTS (0.6%)
Abitibi-Consolidated, Inc.
  6.95%, due 12/15/06                                     100,000         103,710
  8.50%, due 8/1/29                                       100,000          98,127
Doman Industries Ltd.
  12.00%, due 7/1/04 (e)                                  305,000         359,900
Donohue Forest Products
  7.625%, due 5/15/07                                      80,000          84,019
Tembec Industries, Inc.
  8.625%, due 6/30/09                                      95,000          96,900
                                                                    -------------
                                                                          742,656
                                                                    -------------
ROAD & RAIL (0.1%)
Grupo Transportacion Ferroviaria Mexicana, S.A. de
  C.V.
  11.75%, due 6/15/09                                     150,000         148,875
                                                                    -------------
Total Yankee Bonds
  (Cost $2,070,624)                                                     2,332,484
                                                                    -------------
Total Long-Term Bonds
  (Cost $115,374,678)                                                 119,436,116
                                                                    -------------

 24   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES           VALUE
COMMON STOCKS (0.9%)
---------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (0.1%)
Marconi Corp. PLC (a)(n)(t)                                 6,026   $     125,040
                                                                    -------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%) (b)
Call-Net Enterprises, Inc. (a)                              3,390           9,492
ICO Global Communications Holdings Ltd. (a)(d)             20,419          21,950
MCI, Inc. (a)                                               2,758          39,605
                                                                    -------------
                                                                           71,047
                                                                    -------------
ENERGY EQUIPMENT& SERVICES (0.1%)
Petroleum Geo-Services ASA (a)                              2,352         105,781
                                                                    -------------
HEALTH CARE PROVIDERS & SERVICES (0.1%)
Fountain View, Inc. (a)(d)(h)(j)                              110               1
QuadraMed Corp. (a)                                        27,862          79,407
                                                                    -------------
                                                                           79,408
                                                                    -------------
INTERNET SOFTWARE & SERVICES (0.0%) (b)
Globix Corp. (a)(d)(h)(j)                                   9,129          22,252
                                                                    -------------

MACHINERY (0.1%)
Morris Material Handling, Inc. (a)(d)(h)(j)                   886           4,696
Thermadyne Holdings Corp. (a)(d)                           11,719         172,269
                                                                    -------------
                                                                          176,965
                                                                    -------------
MEDIA (0.4%)
UnitedGlobalCom, Inc. (a)                                  63,643         476,050
                                                                    -------------

METALS & MINING (0.1%)
Algoma Steel, Inc. (a)(u)                                   7,070          50,380
Neenah Foundry Co. (a)(c)(d)                               42,445          48,812
                                                                    -------------
                                                                           99,192
                                                                    -------------
TOBACCO (0.0%) (B)
North Atlantic Trading Co., Inc. (a)(d)(h)(j)                 522          31,336
                                                                    -------------


                                                           SHARES           VALUE
WIRELESS TELECOMMUNICATION SERVICES (0.0%) (b)
Minorplanet Systems USA, Inc. (a)                          16,691   $      11,183
NEON Communications, Inc. (a)(d)(h)(j)                     17,266          21,582
                                                                    -------------
                                                                           32,765
                                                                    -------------
Total Common Stocks
  (Cost $1,378,663)                                                     1,219,836
                                                                    -------------

CONVERTIBLE PREFERRED STOCKS (0.0%) (b)
---------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (0.0%) (b)
Pacific& Atlantic (Holdings), Inc.
  7.50%, Class A (d)(h)(j)(m)                                 898               9
                                                                    -------------

WIRELESS TELECOMMUNICATION SERVICES (0.0%) (B)
NEON Communications, Inc.
  12.00% (a)(d)(h)(j)                                       1,882          21,172
                                                                    -------------
Total Convertible Preferred Stocks
  (Cost $20,970)                                                           21,181
                                                                    -------------
PREFERRED STOCKS (0.7%)
---------------------------------------------------------------------------------
MEDIA (0.3%)
Haights Cross Communications, Inc.
  16.00%, Class B (d)(h)                                    3,700         182,225
Paxson Communications Corp.
  14.25% (m)                                                   13         121,176
Ziff Davis Media, Inc.
  10.00%, Series E-1(a)(d)                                     48          24,000
                                                                    -------------
                                                                          327,401
                                                                    -------------
REAL ESTATE (0.4%)
Sovereign Real Estate Investment Corp.
  12.00%, Class A (c)                                         358         511,940
                                                                    -------------
Total Preferred Stocks
  (Cost $608,955)                                                         839,341
                                                                    -------------

WARRANTS (0.0%) (b)
---------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (0.0%) (b)
ASAT Finance LLC
  Strike Price $18.60
  Expire 11/1/06 (a)(c)(d)                                    175             263
                                                                    -------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                           SHARES           VALUE
WARRANTS (CONTINUED)
---------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%) (b)
ICO Global Communications Holdings Ltd.
  Strike Price $60.00
  Expire 5/16/06 (a)(d)                                     5,128   $          51
                                                                    -------------
MEDIA (0.0%) (b)
Ono Finance PLC
  Strike Price $0.01
  Expire 2/15/11 (a)(c)(d)                                    405               3
Haights Cross Communications, Inc.
  Strike Price $0.001
  Expire 12/10/11 (a)(d)(h)(j)                                  6               1
  Preferred Class A
  Strike Price $0.001
  Expire 12/10/11 (a)(d)(h)(j)                              3,350              34
Ziff Davis Media, Inc.
  Strike Price $0.001
  Expire 8/12/12 (a)(c)                                     8,954             895
                                                                    -------------
                                                                              933
                                                                    -------------
METALS & MINING (0.0%) (b)
Neenah Foundry Co.
  Strike $0.01
  Expire 10/7/13 (a)(c)(d)                                 42,051          48,359
                                                                    -------------

WIRELESS TELECOMMUNICATION SERVICES (0.0%) (b)
NEON Communications, Inc.
  Strike Price $0.01
  Expire 12/2/12 (a)(d)(h)(j)                              17,266             173
  Class A
  Strike Price $0.01
  Expire 12/2/12 (a)(d)(h)(j)                               9,411          11,764
  Redeemable Preferred
  Strike Price $0.01
  Expire 12/2/12 (a)(d)(h)(j)                              11,293             113
Ubiquitel Operating Co.
  Strike Price $22.74
  Expire 4/15/10 (a)(c)(d)                                    225               2
                                                                    -------------
                                                                           12,052
                                                                    -------------
Total Warrants
  (Cost $76,511)                                                           61,658
                                                                    -------------
                                                         NOTIONAL
                                                           AMOUNT           VALUE
PURCHASED OPTIONS (0.0%) (b)
---------------------------------------------------------------------------------
UNITED KINGDOM (0.0%) (b)
British Pound Call/Euro Put
  Strike Price 0.66
  Expire 9/1/54                                      L  1,550,000   $      13,248
                                                                    -------------
UNITED STATES (0.0%) (b)
Japanese Yen Call/U.S. Dollar Put
  Strike Price 106
  Expire 8/1/54                                      Y  2,470,000          18,982
United States Dollar Index Call
  Strike Price 91.50
  Expire 6/1/54                                         3,700,000          29,600
                                                                    -------------
                                                                           48,582
                                                                    -------------
Total Purchased Options
  (Cost $97,957)                                                           61,830
                                                                    -------------
                                                        PRINCIPAL
                                                           AMOUNT
SHORT-TERM INVESTMENTS (11.1%)
---------------------------------------------------------------------------------
COMMERCIAL PAPER (6.8%)
American Express Credit Corp.
  1.02%, due 5/4/04                                 $     300,000         299,974
American General Finance Corp.
  1.01%, due 5/4/04                                       600,000         599,950
  1.00%, due 5/6/04                                       450,000         449,937
Federal Home Loan Bank
  0.92%, due 5/3/04                                     1,445,000       1,444,926
General Electric Capital Corp.
  1.02%, due 5/6/04                                       380,000         379,946
  1.02%, due 5/11/04                                      410,000         409,884
  1.02%, due 5/18/04                                    1,035,000       1,034,501
Merrill Lynch & Co.
  1.00%, due 5/4/04                                       700,000         699,942
Morgan Stanley & Co.
  1.03%, due 5/4/04                                     1,400,000       1,399,880
UBS Finance Delaware LLC
  1.02%, due 5/3/04                                     2,200,000       2,199,875
                                                                    -------------
Total Commercial Paper
  (Cost $8,918,815)                                                     8,918,815
                                                                    -------------

 26   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES           VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
---------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
INVESTMENT COMPANY (4.2%)
Merrill Lynch Premier Institutional Fund                5,489,689   $   5,489,689
                                                                    -------------
Total Investment Company
  (Cost $5,489,689)                                                     5,489,689
                                                                    -------------
                                                        PRINCIPAL
                                                           AMOUNT
SHORT-TERM LOAN ASSIGNMENT & PARTICIPATION (0.1%)
BUILDING PRODUCTS (0.1%)
Owens Corning, Inc.
  Bank debt, Revolver
  3.62%, due 1/1/05 (d)(e)(h)(i)                    $     235,575         162,546
                                                                    -------------
Total Short-Term Loan Assignment & Participation
  (Cost $159,728)                                                         162,546
                                                                    -------------
Total Short-Term Investments
  (Cost $14,568,232)                                                   14,571,050
                                                                    -------------
Total Investments
  (Cost $132,125,966) (v)                                   103.3%    136,211,012(w)
Liabilities in Excess of
  Cash and Other Assets                                      (3.3)     (4,322,915)
                                                    -------------   -------------
Net Assets                                                  100.0%  $ 131,888,097
                                                    =============   =============
                                                         NOTIONAL
                                                           AMOUNT
WRITTEN CALL OPTION (-0.0%) (b)
---------------------------------------------------------------------------------
UNITED KINGDOM (-0.0%) (b)
British Pound Call/Euro Put
  Strike Price 0.63
  Expire 9/28/04 (a)                                L  (1,550,000)         (1,282)
                                                                    -------------
Total Written Call Options
  (Premium ($3,750))                                                       (1,282)
                                                                    -------------

(a)   Non-income producing security.
(b)   Less than one tenth of a percent.
(c)   May be sold to institutional investors only.
(d)   Illiquid security.
(e)   Issue in default.
(f)   Issue in bankruptcy.
(g) Partially segregated as collateral for unfunded loan commitments.
(h)   Restricted security.
(i) Floating rate. Rate shown is the rate in effect at April 30, 2004.
(j)   Fair valued security.
(k) 362 Units-Each unit reflects $1,000 principal amount of 13.875% Senior Notes plus 1 warrant to acquire
      19.9718 shares of common stock at $0.01 per share at a future date.
(l) CIK ("Cash in Kind")-Interest payment is made with cash or additional securities.
(m) PIK ("Payment in Kind")-Dividend payment is made with additional securities.
(n)   British security.
(o) Partially segregated for foreign currency forward contracts.
(p)   Brady bond.
(q) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual amount and the maturity date will be determined upon settlement. The market value of these securities at April 30, 2004 is $6,284,811.
(r)   Segregated as collateral for TBA.
(s) Yankee bond--Dollar-denominated bonds issued in the United States by foreign banks and corporations.
(t)   ADR--American Depositary Receipt.
(u)   Canadian security.
(v) The cost for federal income tax purposes is $132,967,496.
(w)   At April 30, 2004, net unrealized appreciation was
      $3,243,516 based on cost for federal income tax pur-poses. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $7,100,230 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,856,714.

      The following abbreviations are used in the above portfolio:

       A$  --   Australian Dollar.
       C$  --   Canadian Dollar.
       DK  --   Danish Krone.
        E  --   Euro.
        Y  --   Japanese Yen.
      NZ$  --   New Zealand Dollar.
       NK  --   Norwegian Krone.
        L  --   Pound Sterling.
       SK  --   Swedish Krona.
        $  --   U.S. Dollar.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $132,125,966)                $136,211,012
Cash denominated in foreign currencies
  (identified cost $305,424)                         298,020
Cash                                                 124,556
Receivables:
  Investment securities sold                       2,693,590
  Dividends and interest                           2,123,144
  Fund shares sold                                   181,570
Unrealized appreciation on foreign currency
  forward contracts                                  202,377
Other assets                                          30,074
                                                ------------
    Total assets                                 141,864,343
                                                ------------
LIABILITIES:
Written options, at value
  (premium received $3,750)                            1,282
Payables:
  Investment securities purchased                  8,912,549
  Fund shares redeemed                                95,242
  NYLIFE Distributors                                 86,915
  Manager                                             68,957
  Transfer agent                                      47,958
  Custodian                                           10,573
  Trustees                                             1,897
Accrued expenses                                      69,850
Unrealized depreciation on foreign currency
  forward contracts                                   80,214
Dividend payable                                     600,809
                                                ------------
    Total liabilities                              9,976,246
                                                ------------
Net assets                                      $131,888,097
                                                ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     41,241
  Class B                                             91,793
  Class C                                             16,996
  Class I                                                 55
Additional paid-in capital                      $135,377,721
Accumulated distributions in excess of net
  investment income                               (1,224,512)
Accumulated net realized loss on investments
  and option transactions                         (6,246,511)
Accumulated net realized loss on foreign
  currency and foreign currency forward
  contracts                                         (371,676)
Net unrealized appreciation on investments
  and written options                              4,087,514
Net unrealized appreciation on translation of
  other assets and liabilities in foreign
  currencies and foreign currency forward
  contracts                                          115,476
                                                ------------
Net assets                                      $131,888,097
                                                ============
CLASS A
Net assets applicable to outstanding shares     $ 36,307,343
                                                ============
Shares of beneficial interest outstanding          4,124,079
                                                ============
Net asset value per share outstanding           $       8.80
Maximum sales charge (4.50% of offering price)          0.41
                                                ------------
Maximum offering price per share outstanding    $       9.21
                                                ============
CLASS B
Net assets applicable to outstanding shares     $ 80,607,513
                                                ============
Shares of beneficial interest outstanding          9,179,283
                                                ============
Net asset value and offering price per share
  outstanding                                   $       8.78
                                                ============
CLASS C
Net assets applicable to outstanding shares     $ 14,925,233
                                                ============
Shares of beneficial interest outstanding          1,699,627
                                                ============
Net asset value and offering price per share
  outstanding                                   $       8.78
                                                ============
CLASS I
Net assets applicable to outstanding shares     $     48,008
                                                ============
Shares of beneficial interest outstanding              5,451
                                                ============
Net asset value and offering price per share
  outstanding                                   $       8.81
                                                ============

 28   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $    54,619
  Interest                                         3,547,383
                                                 -----------
    Total income                                   3,602,002
                                                 -----------
EXPENSES:
  Manager                                            379,269
  Distribution -- Class B                            294,690
  Distribution -- Class C                             49,919
  Transfer agent                                     154,640
  Service -- Class A                                  43,146
  Service -- Class B                                  98,210
  Service -- Class C                                  16,667
  Shareholder communication                           30,436
  Professional                                        26,016
  Custodian                                           24,484
  Recordkeeping                                       19,582
  Registration                                        17,895
  Trustees                                             4,664
  Miscellaneous                                       42,902
                                                 -----------
    Total expenses                                 1,202,520
                                                 -----------
Net investment income                              2,399,482
                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN
OPTION AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions                            1,124,334
  Written option transactions                         25,931
  Foreign currency transactions                     (371,676)
                                                 -----------
Net realized gain on investments, written
  option and foreign currency transactions           778,589
                                                 -----------
Net change in unrealized appreciation
  (depreciation) on:
  Security transactions                              (47,591)
  Written option transactions                          2,468
  Translation of other assets and liabilities
    in foreign currencies and foreign currency
    forward contracts                                349,887
                                                 -----------
Net unrealized gain on investments, written
  option and foreign currency transactions           304,764
                                                 -----------
Net realized and unrealized gain on
  investments, written option and foreign
  currency transactions                            1,083,353
                                                 -----------
Net increase in net assets resulting from
  operations                                     $ 3,482,835
                                                 ===========

(a) Dividends recorded net of foreign withholding taxes of $1,118.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                    2004           2003*           2002
INCREASE IN NET ASSETS:
Operations:
 Net investment income      $  2,399,482   $   4,074,192   $  4,586,443
 Net realized gain (loss)
  on investments, written
  options and foreign
  currency transactions          778,589        (404,779)    (2,496,313)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments, written
  options and foreign
  currency transactions          304,764      10,093,065      1,055,435
                            -------------------------------------------
 Net increase in net
  assets resulting from
  operations                   3,482,835      13,762,478      3,145,565
                            -------------------------------------------
Dividends and distributions to
 shareholders:

 From net investment income:
   Class A                    (1,025,722)     (1,109,653)      (900,911)
   Class B                    (2,053,787)     (2,669,684)    (2,751,630)
   Class C                      (352,483)       (316,816)      (201,027)
   Class I                          (507)             --             --

 Return of capital:
   Class A                            --        (219,331)      (310,381)
   Class B                            --        (527,683)      (947,988)
   Class C                            --         (62,621)       (69,258)
   Class I                            --              --             --
                            -------------------------------------------
 Total dividends and
  distributions to
  shareholders                (3,432,499)     (4,905,788)    (5,181,195)
                            -------------------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                    10,838,879      23,088,926     15,723,507
   Class B                    11,593,206      19,462,094     15,213,789
   Class C                     5,871,277       7,287,483      5,260,534
   Class I                        49,165              --             --

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions:
   Class A                       566,053         866,572        792,843
   Class B                     1,247,046       2,236,330      2,515,943
   Class C                       133,550         194,953        147,206
   Class I                           243              --             --
                            -------------------------------------------
                              30,299,419      53,136,358     39,653,822

                                    2004           2003*           2002

 Cost of shares redeemed:
   Class A                  $ (6,164,006)  $ (13,364,688)  $(12,848,184)
   Class B                    (6,119,354)     (9,809,849)   (12,009,384)
   Class C                    (1,592,558)     (3,509,989)    (2,379,776)
   Class I                            --              --             --
                            -------------------------------------------
                             (13,875,918)    (26,684,526)   (27,237,344)
    Increase in net assets
     derived from capital
     share transactions       16,423,501      26,451,832     12,416,478
                            -------------------------------------------
    Net increase in net
     assets                   16,473,837      35,308,522     10,380,848

NET ASSETS:
Beginning of period          115,414,260      80,105,738     69,724,890
                            -------------------------------------------
End of period               $131,888,097   $ 115,414,260   $ 80,105,738
                            ===========================================
Accumulated distributions
 in excess of net
 investment income at end
 of period                  $ (6,246,511)  $    (191,495)  $   (274,716)
                            ===========================================

* The Fund changed its fiscal year end from December 31 to October 31.

 30   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     31

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                         JANUARY 1,
                                            SIX MONTHS      2003                      CLASS A
                                              ENDED        THROUGH     --------------------------------------
                                            APRIL 30,    OCTOBER 31,          YEAR ENDED DECEMBER 31,
                                              2004*        2003**        2002           2001           2000
Net asset value at beginning of period       $   8.77      $  7.97     $  8.22        $  8.37        $  9.20
                                             --------      -------     -------        -------        -------
Net investment income                            0.19(a)      0.39(a)     0.55(a)        0.67(a)(d)     0.73
Net realized and unrealized gain (loss) on
  investments                                    0.10         0.86       (0.03)         (0.14)(d)      (0.61)
Net realized and unrealized gain (loss) on
  foreign currency transactions                 (0.00)(c)      0.01      (0.15)          0.01          (0.26)
                                             --------      -------     -------        -------        -------
Total from investment operations                 0.29         1.26        0.37           0.54          (0.14)
                                             --------      -------     -------        -------        -------
Less dividends and distributions:
  From net investment income                    (0.26)       (0.38)      (0.46)         (0.62)         (0.55)
  From net realized gain on investments            --           --          --             --             --
  Return of capital                                --        (0.08)      (0.16)         (0.07)         (0.14)
                                             --------      -------     -------        -------        -------
Total dividends and distributions               (0.26)       (0.46)      (0.62)         (0.69)         (0.69)
                                             --------      -------     -------        -------        -------
Net asset value at end of period             $   8.80      $  8.77     $  7.97        $  8.22        $  8.37
                                             ========      =======     =======        =======        =======
Total investment return (b)                      3.33%       16.22%       4.78%          6.62%         (1.57%)
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income                        4.34%+       5.59%+      6.95%          7.95%(d)       8.27%
    Net expenses                                 1.36%+       1.46%+      1.49%          1.44%          1.47%
    Expenses (before reimbursement)              1.36%+       1.46%+      1.49%          1.44%          1.47%
Portfolio turnover rate                            39%          80%         84%           141%           187%
Net assets at end of period (in 000's)       $ 36,307      $31,042     $18,297        $15,066        $18,909


                                                    CLASS A
                                            ------------------------
                                            YEAR ENDED DECEMBER 31,
                                              1999            1998
Net asset value at beginning of period      $  9.71         $  9.91
                                            -------         -------
Net investment income                          0.67            0.60
Net realized and unrealized gain (loss) on
  investments                                 (0.45)          (0.09)
Net realized and unrealized gain (loss) on
  foreign currency transactions                0.00(c)        (0.01)
                                            -------         -------
Total from investment operations               0.22            0.50
                                            -------         -------
Less dividends and distributions:
  From net investment income                  (0.70)          (0.70)
  From net realized gain on investments       (0.03)             --
  Return of capital                           (0.00)(c)          --
                                            -------         -------
Total dividends and distributions             (0.73)          (0.70)
                                            -------         -------
Net asset value at end of period            $  9.20         $  9.71
                                            =======         =======
Total investment return (b)                    2.30%           5.17%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income                      6.97%           6.14%
    Net expenses                               1.34%           1.38%
    Expenses (before reimbursement)            1.34%           1.42%
Portfolio turnover rate                         244%            325%
Net assets at end of period (in 000's)      $19,922         $21,603

                                                         JANUARY 1,
                                            SIX MONTHS      2003                            CLASS C
                                              ENDED        THROUGH     -------------------------------------------------
                                            APRIL 30,    OCTOBER 31,                YEAR ENDED DECEMBER 31,
                                              2004*        2003**        2002           2001           2000       1999
Net asset value at beginning of period          8.75       $  7.95     $  8.20        $  8.36        $  9.19    $  9.70
                                             -------       -------     -------        -------        -------    -------
Net investment income                           0.16(a)       0.34(a)     0.49(a)        0.61(a)(d)     0.67       0.60
Net realized and unrealized gain (loss) on
  investments                                   0.10          0.86       (0.03)(d)      (0.15)         (0.61)     (0.45)
Net realized and unrealized gain (loss) on
  foreign currency transactions                (0.00)(c)      0.01       (0.15)          0.01          (0.26)      0.00(c)
                                             -------       -------     -------        -------        -------    -------
Total from investment operations                0.26          1.21        0.31           0.47          (0.20)      0.15
                                             -------       -------     -------        -------        -------    -------
Less dividends and distributions:
  From net investment income                   (0.23)        (0.34)      (0.42)         (0.56)         (0.50)     (0.63)
  From net realized gain on investments           --            --          --             --             --      (0.03)
  Return of capital                               --         (0.07)      (0.14)         (0.07)         (0.13)     (0.00)(c)
                                             -------       -------     -------        -------        -------    -------
Total dividends and distributions              (0.23)        (0.41)      (0.56)         (0.63)         (0.63)     (0.66)
                                             -------       -------     -------        -------        -------    -------
Net asset value at end of period             $  8.78       $  8.75     $  7.95        $  8.20        $  8.36    $  9.19
                                             =======       =======     =======        =======        =======    =======
Total investment return (b)                     2.98%        15.55%       3.99%          5.78%         (2.28%)     1.54%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income                       3.59%+        4.84%+      6.20%          7.20%(d)       7.52%      6.22%
    Net expenses                                2.11%+        2.21%+      2.24%          2.19%          2.22%      2.09%
    Expenses (before reimbursement)             2.11%+        2.21%+      2.24%          2.19%          2.22%      2.09%
Portfolio turnover rate                           39%           80%         84%           141%           187%       244%
Net assets at end of period (in 000's)       $14,925       $10,573     $ 5,967        $ 2,965        $ 2,895    $   768


                                            SEPTEMBER 1***
                                                THROUGH
                                             DECEMBER 31,
                                                 1998
Net asset value at beginning of period          $  9.59
                                                -------
Net investment income                              0.21
Net realized and unrealized gain (loss) on
  investments                                      0.10
Net realized and unrealized gain (loss) on
  foreign currency transactions                    0.01
                                                -------
Total from investment operations                   0.32
                                                -------
Less dividends and distributions:
  From net investment income                      (0.21)
  From net realized gain on investments              --
  Return of capital                                  --
                                                -------
Total dividends and distributions                 (0.21)
                                                -------
Net asset value at end of period                $  9.70
                                                =======
Total investment return (b)                        3.41%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income                          5.39%+
    Net expenses                                   2.13%+
    Expenses (before reimbursement)                2.13%+
Portfolio turnover rate                             325%
Net assets at end of period (in 000's)          $    91

*    Unaudited.
**   The Fund changed its fiscal year end from December 31 to
     October 31.
***  Class C shares were first offered on September 1, 1998.
+    Annualized.
++   First offered on January 1, 2004.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.
(c)  Less than one cent per share.
(d)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                  CLASS A      CLASS B      CLASS C      CLASS I
Decrease net investment income                                    ($0.00)(c)   ($0.00)(c)   ($0.00)(c)
Increase net realized and unrealized gains and losses               0.00(c)      0.00(c)      0.00(c)
Decrease ratio of net investment income                            (0.13%)      (0.13%)      (0.13%)

 32   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

SIX MONTHS   JANUARY 1, 2003                               CLASS B
  ENDED          THROUGH       ----------------------------------------------------------------
APRIL 30,      OCTOBER 31,                         YEAR ENDED DECEMBER 31,
  2004*          2003**          2002           2001           2000           1999       1998
 $  8.75         $  7.95       $  8.20        $  8.36        $  9.19        $  9.70    $  9.91
 -------         -------       -------        -------        -------        -------    -------
    0.16(a)         0.34(a)       0.49(a)        0.61(a)(d)     0.67           0.60       0.54
    0.10            0.86         (0.03)(d)      (0.15)         (0.61)         (0.45)     (0.11)
   (0.00)(c)        0.01         (0.15)          0.01          (0.26)          0.00(c)   (0.01)
 -------         -------       -------        -------        -------        -------    -------
    0.26            1.21          0.31           0.47          (0.20)          0.15       0.42
 -------         -------       -------        -------        -------        -------    -------
   (0.23)          (0.34)        (0.42)         (0.56)         (0.50)         (0.63)     (0.63)
      --              --            --             --             --          (0.03)        --
      --           (0.07)        (0.14)         (0.07)         (0.13)         (0.00)(c)      --
 -------         -------       -------        -------        -------        -------    -------
   (0.23)          (0.41)        (0.56)         (0.63)         (0.63)         (0.66)     (0.63)
 -------         -------       -------        -------        -------        -------    -------
 $  8.78         $  8.75       $  7.95        $  8.20        $  8.36        $  9.19    $  9.70
 =======         =======       =======        =======        =======        =======    =======
    2.98%          15.55%         3.99%          5.78%         (2.28%)         1.54%      4.35%
    3.59%+          4.84%+        6.20%          7.20%(d)       7.52%          6.22%      5.39%
    2.11%+          2.21%+        2.24%          2.19%          2.22%          2.09%      2.13%
    2.11%+          2.21%+        2.24%          2.19%          2.22%          2.09%      2.17%
      39%             80%           84%           141%           187%           244%       325%
 $80,608         $73,799       $55,842        $51,694        $47,607        $59,645    $66,273

 CLASS I
----------
JANUARY 1,
  2004++
 THROUGH
APRIL 30,
  2004*
 $  8.96
 -------
    0.18(a)
   (0.15)
   (0.00)(c)
 -------
    0.03
 -------
   (0.18)
      --
      --
 -------
   (0.18)
 -------
 $  8.81
 =======
    0.34%
    4.67%+
    1.03%+
    1.03%+
      39%
 $    48

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Strategic Income Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Distribution of Class A shares and Class B shares commenced on February 28, 1997. Class C shares and Class I shares were initially offered on September 1, 1998 and January 1, 2004, respectively. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I shares are not subject to sales charge. Class A shares, Class B shares, Class C shares and Class I shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Each class of shares other than Class I shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's objective is to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

The Fund also invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to a greater price volatility.

The Fund also invests in foreign securities which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Effective January 1, 2004, the Fund changed its name to MainStay Diversified Income Fund from MainStay Strategic Income Fund.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values at the regular close of business of the Exchange, Options contracts are valued at the last sale price on the market where such options are principally traded. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

(B) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates

 34   MainStay Diversified Income Fund
underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

(C) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

(D) LOAN PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan commitments and loan participations. Loan commitments and loan participations are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money and records interest as earned. The unfunded amounts are recorded in memorandum accounts. The Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants").

(E) MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(F) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(G) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(H) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

                                                    www.mainstayfunds.com     35

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized, and unrealized gains and losses are incurred.

(I) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(J) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities -- at the valuation date,

(ii) purchases and sales of investment securities, income and expenses -- at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized gains (losses) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains and losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

(K) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. For the six months ended April 30, 2004 the Manager earned from the Fund $379,269.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.30% of the average daily net assets of the Fund.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on

 36   MainStay Diversified Income Fund
sales of Class A shares was $15,600 for the six months ended April 30, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $13,526, $40,376 and $2,896, respectively, for the six months ended April 30, 2004.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended April 30, 2004, amounted to $154,640.

(E) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Diversified Income Fund only pays a portion of the fees identified above.

(F) CAPITAL. At April 30, 2004, NYLIFE Distributors held shares of Class B with a value of $7,153,221 which represents 8.9% of Class B net assets and 5.4% of the total Fund's net assets at period end.

(G) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $1,472 for the six months ended April 30, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $19,582 for the six months ended April 30, 2004.

NOTE 4 -- RESTRICTED SECURITIES:

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1993 (the "1993 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Restricted securities held at April 30,2004:

                                                                      PRINCIPAL
                                                      DATE(S) OF        AMOUNT/                           4/30/04      PERCENT OF
SECURITY                                             ACQUISITION         SHARES             COST            VALUE      NET ASSETS
Calpine Gilroy, L.P.
  10.00%, due 9/30/14                                   11/26/03      $258,118       $   258,791      $  258,118              0.3%
---------------------------------------------------------------------------------------------------------------------------------
Fountain View, Inc.
  Common Stock                                            9/4/03           110                 1               1              0.0(a)
---------------------------------------------------------------------------------------------------------------------------------
Globix Corp.
  Common Stock                                          10/15/02         9,129             2,472          22,252              0.0(a)
---------------------------------------------------------------------------------------------------------------------------------
Goodyear Tire & Rubber Co. (The)
  2nd Lien Note
  11.00%, 3/1/11                                         3/12/04       455,000           452,355         498,225              0.4
---------------------------------------------------------------------------------------------------------------------------------
Haights Cross Communications, Inc.
  Preferred Stock
  16.00%, Class B                                        1/22/04         3,700           172,130         182,225              0.1
  Warrants                                               1/22/04             6                 1               1              0.0(a)
  Warrants, Preferred Class A                            1/22/04         3,350                34              34              0.0(a)
---------------------------------------------------------------------------------------------------------------------------------
Morris Material Handling, Inc.
  Common Stock                                 12/28/01-10/17/02           886               413           4,696              0.0(a)
---------------------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     37

                                                                      PRINCIPAL
                                                      DATE(S) OF        AMOUNT/                           4/30/04      PERCENT OF
SECURITY                                             ACQUISITION         SHARES             COST            VALUE      NET ASSETS
NEON Communications, Inc.
  Common Stock                                           9/11/03        17,266       $    15,295      $   21,582            0.0%(a)
  Convertible Preferred Stock
  12.00%                                                 12/3/02         1,882            20,961          21,172            0.0(a)
  Warrants                                               9/11/03        17,266            15,295             173            0.0(a)
  Warrants, Class A                                      12/3/02         9,411                94          11,764            0.0(a)
  Warrants, Redeemable Preferred                         12/3/02        11,293               113             113            0.0(a)
-------------------------------------------------------------------------------------------------------------------------------
North Atlantic Trading Co., Inc.
  Common Stock                                           4/21/04           522                 5          31,336            0.0(a)
-------------------------------------------------------------------------------------------------------------------------------
Owens Corning, Inc.
  Bank debt, Revolver
  3.62%, due 1/1/05                             1/10/02-10/15/02      $235,575           159,728         162,546            0.1
-------------------------------------------------------------------------------------------------------------------------------
Pacific & Atlantic (Holdings), Inc.
  Convertible Preferred Stock
  7.50%, Class A                                  2/4/00-6/30/03           898                 9               9            0.0(a)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                     $ 1,097,697      $1,214,247            0.9%
-------------------------------------------------------------------------------------------------------------------------------

(a) Less than one tenth of a percent.

NOTE 5 -- FEDERAL INCOME TAX:

At October 31, 2003, for federal income tax purposes, capital loss carryforwards of $6,559,202 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

        CAPITAL LOSS               AMOUNT
      AVAILABLE THROUGH            (000'S)
            2007                    $2,054
            2008                     1,958
            2009                       864
            2010                     1,161
            2011                       522
  ---------------------------------------------
                                    $6,559
  ---------------------------------------------

The tax character of distributions paid during the ten months ended October 31, 2003, and year ended December 31, 2002, shown in the Statement of Changes in Net Assets, was as follows:

                                          2003        2002
Distributions paid from:
  Ordinary Income                   $4,096,153  $3,853,568
  Return of Capital                    809,635   1,327,627
----------------------------------------------------------
                                    $4,905,788  $5,181,195
----------------------------------------------------------

 38   MainStay Diversified Income Fund

NOTE 6 -- LOAN COMMITMENTS, FOREIGN CURRENCY FORWARD CONTRACTS, WRITTEN OPTIONS AND FOREIGN CURRENCY:

As of April 30, 2004, the Fund had unfunded loan commitments pursuant to the following loan agreement:

                                              UNFUNDED
BORROWER                                     COMMITMENT
Owens Corning, Inc.                           $15,480
-------------------------------------------------------

This commitment is available until maturity date of the respective security.

Foreign currency forward contracts open at April 30, 2004:

                                                                    CONTRACT         CONTRACT           UNREALIZED
                                                                      AMOUNT           AMOUNT        APPRECIATION/
                                                                        SOLD        PURCHASED       (DEPRECIATION)
Foreign Currency Sale Contracts
------------------------------------------------------------------------------------------------------------------
Australian Dollar vs. U.S. Dollar, expiring 5/17/04           A$   1,571,540       $1,130,000             $(5,366)
------------------------------------------------------------------------------------------------------------------
Canadian Dollar vs U.S. Dollar, expiring 7/7/04               C$   1,376,837       $1,020,000               16,947
------------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 8/20/04                        E    3,529,000       $4,305,380               80,872
------------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 9/16/04                        E    4,145,000       $5,048,610               88,904
------------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 9/16/04                        E    1,500,000       $1,265,297             (13,993)
------------------------------------------------------------------------------------------------------------------
Swedish Krona vs. U.S. Dollar, expiring 10/8/04               SK   8,147,238       $1,055,000              (9,818)
------------------------------------------------------------------------------------------------------------------

                                                                    CONTRACT         CONTRACT         UNREALIZED
                                                                      AMOUNT           AMOUNT       APPRECIATION/
                                                                   PURCHASED             SOLD       (DEPRECIATION)
Foreign Currency Buy Contracts
------------------------------------------------------------------------------------------------------------------
Australian Dollar vs. U.S. Dollar, expiring 5/17/04           A$   1,396,667       $1,020,000            $(10,972)
------------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 8/20/04                        E      593,054         $750,000             (40,065)
------------------------------------------------------------------------------------------------------------------
Norwegian Krone vs. U.S. Dollar, expiring 10/15/04            NK   7,536,410       $1,055,000               15,654
------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on foreign currency forward
  contracts                                                                                               $122,163
------------------------------------------------------------------------------------------------------------------

Written option activity for period ended April 30, 2004 was as follows:

                                        NOTIONAL
                                          AMOUNT    PREMIUM
Options outstanding at
  October 31, 2003                            --        $--
-----------------------------------------------------------
Options -- written                    (5,880,000)   (38,857)
-----------------------------------------------------------
Options -- buybacks                    4,330,000     35,107
-----------------------------------------------------------
Options outstanding at
  April 30, 2004                      (1,550,000)   $(3,750)
-----------------------------------------------------------

Foreign currency held at April 30, 2004:

           CURRENCY                 COST     VALUE
Danish Krone        DK 549,398   $91,242   $88,501
Euro                E   20,085    24,133    24,077
Japanese Yen        Y1,733,750    16,261    15,711
New Zealand
  Dollar            NZ$  2,886     1,827     1,805
Pound Sterling      L   94,694   171,961   167,926
--------------------------------------------------
                                $305,424  $298,020
--------------------------------------------------

NOTE 7 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2004, purchases and sales of U.S. Government securities were $26,758 and $22,130, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $35,774 and $23,646, respectively.

                                                    www.mainstayfunds.com     39

NOTE 8 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to the Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2004.

NOTE 9 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                 SIX MONTHS ENDED
                                 APRIL 30, 2004*
                       CLASS A  CLASS B  CLASS C  CLASS I**
Shares sold              1,207    1,293      654         5
-----------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions             63      140       15        --(a)
-----------------------------------------------------------
                         1,270    1,433      669         5
Shares redeemed          (684)    (684)    (177)        --
-----------------------------------------------------------
Net increase
  (decrease)               586      749      492         5
-----------------------------------------------------------

                                    JANUARY 1 THROUGH
                                   OCTOBER 31, 2003***
                                CLASS A  CLASS B  CLASS C
Shares sold                       2,739    2,303      855
---------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                     102      264       23
---------------------------------------------------------
                                  2,841    2,567      878
Shares redeemed                 (1,599)  (1,159)    (420)
---------------------------------------------------------
Net increase                      1,242    1,408      458
---------------------------------------------------------

                                       YEAR ENDED
                                    DECEMBER 31, 2002
                                CLASS A  CLASS B  CLASS C

Shares sold                       1,977    1,919      668
---------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                     100      317       19
---------------------------------------------------------
                                  2,077    2,236      687
Shares redeemed                 (1,614)  (1,515)    (298)
---------------------------------------------------------
Net increase                        463      721      389
---------------------------------------------------------

(a) Less than one thousand.

*  Unaudited.

** First offered on January 1, 2004.

*** The Fund changed its fiscal year end from December 31 to October 31.

NOTE 10 -- OTHER MATTERS:

(A) On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's reports on the Trust's financial statements for the period ended October 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

(B) NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. NYLIM and the MainStay Equity Index Fund are currently seeking to resolve the SEC Staff's concerns regarding these matters, although there can be no assurance at this time as to the outcome of these efforts.

 40   MainStay Diversified Income Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              55           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Manager, NYLIFE Distributors LLC; Vice
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 portfolios);
                                                 President, Eclipse Funds Inc. (10
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                23           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   23           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           23           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                23           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               23           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

                                                    www.mainstayfunds.com     41

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES*
        MICHAEL H.        Trustee since 2003     Retired. Independent Consultant (1999 to            23           None
        SUTTON(+)                                present) (accounting and capital market
        9/19/40                                  regulation); Consultant, Financial
                                                 Accounting Standards Board (1998 to
                                                 1999); Chief Accountant, United States
                                                 Securities and Exchange Commission (1995
                                                 to 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Trustee since 1994     Advisor (July 2003 to present) and                  23           None
        TRUTANIC                                 Managing Director (2001 to 2003), The
        2/13/52                                  Carlyle Group (private investment firm);
                                                 Chairman and Chief Executive Officer,
                                                 Somerset Group (financial advisory firm);
                                                 Senior Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             36           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.;
                                                 Manager, NYLIFE Distributors LLC;
                                                 Director, New York Life Trust Company.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    61           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Chief Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ROBERT A.         Secretary since 2001   Senior Managing Director, General Counsel           55           None
        ANSELMI                                  and Secretary, New York Life Investment
        10/19/46                                 Management LLC (including predecessor
                                                 advisory organizations); Secretary, New
                                                 York Life Investment Management Holdings
                                                 LLC; Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIFE Distributors LLC;
                                                 Secretary, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds Inc., and Eclipse Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc., (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             55           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 NYLIFE Securities Inc.; Vice
                                                 President-Financial Operations and Chief
                                                 Financial Officer, NYLIFE Distributors
                                                 LLC; Tax Vice President, New York Life
                                                 International, LLC; Tax Vice President,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     + Resigned effective June 11, 2004.

 42   MainStay Diversified Income Fund

MAINSTAY FUNDS

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Core Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT AUDITORS

KPMG LLP

                                                    www.mainstayfunds.com     43

(MAINSTAY LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds
(C) 2004 by NYLIFE Distributors LLC. All rights reserved.       SEC File Number:
                                                                       811-04550

NYLIM-A05343         [RECYCLE LOGO]                                 MSDI10-06/04

(MAINSTAY LOGO)

                                             MAINSTAY(R)
                                             STRATEGIC VALUE FUND

                                             The MainStay(R) Funds

                                             Semiannual Report
                                             Unaudited

                                             April 30, 2004

                       This page intentionally left blank

 2   MainStay Strategic Value Fund

MESSAGE FROM
THE PRESIDENT

Most domestic and international stock markets advanced during the six months ended April 30, 2004. The U.S. economy generally improved, with real gross domestic product growing at a seasonally adjusted annual rate of 4.1% in the fourth quarter of 2003 and, according to preliminary estimates, rising 4.4% in the first quarter of 2004. Inflation remained relatively modest throughout the reporting period but increased enough to reassure the Federal Reserve that unwanted deflation was no longer a serious concern.

Increases in corporate productivity led to worries that we might be having a "jobless recovery." In early April, however, the release of March employment figures showed a dramatic rise in nonfarm payrolls. Unfortunately, the combination of higher employment and rising inflation suggested that the Federal Reserve might soon move to raise interest rates. Bond markets adjusted to accommodate this perception, with yields rising and prices declining in April. The stock market, which had recorded relatively steady gains since mid-March of 2003, became increasingly volatile from late January through the end of April 2004.

In March and April, bond yields rose to reflect the increasing likelihood of a less-accommodative monetary policy. Since bond prices and yields tend to move in opposite directions, several bond indices recorded negative price performance during the six-month reporting period, but most provided positive total returns.

A weak U.S. dollar helped strengthen the performance of international stocks and was good news for U.S. exporters. The strengthening Japanese economy was greeted as positive news by international investors, but moves to decelerate the rapid economic growth in China were not as favorably received. Several international markets provided double-digit total returns for the six-month reporting period.

On January 1, 2004, the Eclipse Funds were re-branded as MainStay Funds. The change was part of a repositioning initiative at New York Life Investment Management LLC. During the reporting period, some Funds were merged, others liquidated, and still others renamed. The result was a single, robust, and integrated mutual fund family that gives investors a more comprehensive array of alternatives.

At MainStay, each of our Funds seeks to achieve its investment objective through consistent application of an established investment process. Whether the investments you've chosen use quantitative analysis, fundamental research, or a combination of the two, our disciplines remain the same, even when the markets move. We believe that our time-tested investment strategies can help you pursue your long-range goals with confidence. We hope to continue to serve your investment needs for many years to come.

Sincerely,

/s/ GARY E. WENDLANDT

Gary E. Wendlandt

President

   TABLE OF CONTENTS

   Message from the President                     3
---------------------------------------------------

   Investment and Performance Comparison          4
---------------------------------------------------

   Portfolio Management Discussion and
   Analysis                                       7
---------------------------------------------------

   Portfolio Composition                          9
---------------------------------------------------

   Portfolio of Investments                      10
---------------------------------------------------

   Financial Statements                          23
---------------------------------------------------

   Notes to Financial Statements                 28
---------------------------------------------------

   Trustees and Officers                         34
---------------------------------------------------

   MainStay(R) Funds                             36
---------------------------------------------------

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

                                                             SIX     ONE     FIVE     SINCE
BENCHMARKS                                                  MONTHS   YEAR   YEARS   INCEPTION
STRATEGIC VALUE COMPOSITE INDEX(1)                           7.47%  22.85%   3.72%      6.03%
S&P 500(R) INDEX(2)                                          6.27   22.88   -2.26       3.51
AVERAGE LIPPER FLEXIBLE PORTFOLIO FUND(3)                    4.29   17.01    1.36       4.01

 CLASS A SHARES
--------------------------------------------------------------------------------

                           SIX      ONE     FIVE      SINCE
TOTAL RETURNS             MONTHS    YEAR    YEARS   INCEPTION
-------------------------------------------------------------
With sales charges        1.22%    17.23%   2.36%     4.46%
Excluding sales charges   7.11     24.05    3.52      5.36

                                                MAINSTAY STRATEGIC VALUE         STRATEGIC VALUE
PERIOD-END                                                FUND                   COMPOSITE INDEX                 S&P 500
----------                                      ------------------------         ---------------                 -------
10/22/97                                              $     945                   $   1,000                    $   1,000
4/30/98                                                   1,095                       1,112                        1,153
4/30/99                                                   1,118                       1,221                        1,404
4/30/00                                                   1,121                       1,268                        1,547
4/30/01                                                   1,220                       1,297                        1,346
4/30/02                                                   1,198                       1,260                        1,176
4/30/03                                                   1,072                       1,193                        1,020
4/30/04                                                   1,329                       1,466                        1,253

      -- MainStay Strategic Value Fund   -- Strategic Value Composite Index
      -- S&P 500 Index

 CLASS B SHARES
--------------------------------------------------------------------------------

                           SIX      ONE     FIVE      SINCE
TOTAL RETURNS             MONTHS    YEAR    YEARS   INCEPTION
-------------------------------------------------------------
With sales charges        1.63%    18.06%   2.40%     4.57%
Excluding sales charges   6.63     23.06    2.74      4.57

                                                MAINSTAY STRATEGIC VALUE         STRATEGIC VALUE
PERIOD-END                                                FUND                   COMPOSITE INDEX                 S&P 500
----------                                      ------------------------         ---------------                 -------
10/22/97                                              $   1,000                   $    1,000                   $  1,000
4/30/98                                                   1,155                        1,112                      1,153
4/30/99                                                   1,170                        1,221                      1,404
4/30/00                                                   1,165                        1,268                      1,547
4/30/01                                                   1,258                        1,297                      1,346
4/30/02                                                   1,225                        1,260                      1,176
4/30/03                                                   1,088                        1,193                      1,020
4/30/04                                                   1,339                        1,466                      1,253

      -- MainStay Strategic Value Fund   -- Strategic Value Composite Index
      -- S&P 500 Index

 CLASS C SHARES
--------------------------------------------------------------------------------

                           SIX      ONE     FIVE      SINCE
TOTAL RETURNS             MONTHS    YEAR    YEARS   INCEPTION
-------------------------------------------------------------
With sales charges        5.63%    21.92%   2.74%     4.57%
Excluding sales charges   6.63     22.92    2.74      4.57

                                                MAINSTAY STRATEGIC VALUE         STRATEGIC VALUE
PERIOD-END                                                FUND                   COMPOSITE INDEX                 S&P 500
----------                                      ------------------------         ---------------                 -------
10/22/97                                              $   1,000                   $    1,000                   $  1,000
4/30/98                                                   1,155                        1,112                      1,153
4/30/99                                                   1,170                        1,221                      1,404
4/30/00                                                   1,165                        1,268                      1,547
4/30/01                                                   1,258                        1,297                      1,346
4/30/02                                                   1,225                        1,260                      1,176
4/30/03                                                   1,089                        1,193                      1,020
4/30/04                                                   1,339                        1,466                      1,253

      -- MainStay Strategic Value Fund   -- Strategic Value Composite Index
      -- S&P 500 Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $1,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. Performance for Class C shares, first offered 9/1/98, includes the historical performance of Class B shares from inception (10/22/97) through 8/31/98 adjusted to reflect the applicable CDSC for such shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Strategic Value Fund

1. The Fund compares itself to a Strategic Value Composite Index that is comprised of the Russell 1000(R) Value Index, the Credit Suisse First Boston(TM) Convertible Securities Index, and the Credit Suisse First Boston(TM) High Yield Index weighted 60%/20%/20%, respectively. The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Credit Suisse First Boston(TM) Convertible Securities Index is an unmanaged index that generally includes 250 to 300 issues. Convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by S&P; and preferreds must have a minimum of 500,000 shares outstanding. The Credit Suisse First Boston(TM) High Yield Index is an unmanaged market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. Results assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly into an index or this composite.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

                                                     www.mainstayfunds.com     5

 $1,000 INVESTED IN MAINSTAY STRATEGIC VALUE FUND
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                          ENDING ACCOUNT
                                                      ENDING ACCOUNT                          VALUE
                                                       VALUE (BASED                         (BASED ON
                                      BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                       ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                        VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
SHARE CLASS                            11/1/03           4/30/04            PERIOD          EXPENSES)           PERIOD
-----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES(1)                      $1,000             $1,072             $ 9              $1,042             $ 9
-----------------------------------------------------------------------------------------------------------------------

CLASS B SHARES(1)                      $1,000             $1,067             $13              $1,038             $12
-----------------------------------------------------------------------------------------------------------------------

CLASS C SHARES(1)                      $1,000             $1,067             $13              $1,038             $12
-----------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).

 6   MainStay Strategic Value Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Donald E. Morgan, Mark T. Spellman, and Edward Silverstein of MacKay Shields LLC

WHAT MAJOR FACTORS INFLUENCED THE MARKETS IN WHICH THE FUND INVESTED DURING THE SIX MONTHS ENDED APRIL 30, 2004?

For the first several months of the reporting period, evidence of an improving economy and strong growth in corporate profits and revenues helped the stock market rise. In the last two months, however, strong employment figures and rising inflation data led to concerns that the Federal Reserve might move to raise interest rates, which caused the stock market to give up some of its gains. Geopolitical upsets and concerns that economic growth in China might decelerate also had an effect on the markets. High-yield investors saw declining default rates and strong performance from lower-quality credits.

EQUITIES

WHAT CONTRIBUTED TO THE STRONG RELATIVE PERFORMANCE IN THE EQUITY PORTION OF THE FUND'S PORTFOLIO?

It was largely because of good stock selection in the financials, industrials, and information technology sectors. As of April 30, 2004, the Fund was underweighted in financials and overweighted in industrials. Some holdings in the Fund's overweighted positions in energy, materials, and industrials also benefited from improving trends in manufacturing and industrial-related data.

HOW DID THE FUND'S FINANCIAL STOCKS FARE DURING THE PERIOD?

Although the Fund's financial holdings were mixed, we saw good results from insurance names, such as Allstate, Prudential Financial, and Hartford Financial Services. Bank One and FleetBoston Financial both received takeover bids and rose 18% and 13%, respectively.(1) On the downside, Merrill Lynch is a capital-markets sensitive stock that fell with the broader equity market. Washington Mutual is a lender that might be negatively affected by higher interest rates. Both stocks declined 8% during the reporting period.

HOW DID THE FUND'S INFORMATION TECHNOLOGY HOLDINGS PERFORM?

They generally underperformed during the reporting period. Advanced Micro Devices suffered on competitive pressures. Motorola, however, rose 36% on balance sheet strength, new leadership, and improving operating trends in mobile handsets, semiconductors, and telecommunications equipment--all of which contributed to better-than-anticipated earnings.

WERE THERE OTHER STOCKS THAT ENHANCED OR DETRACTED FROM RESULTS?

Among defense & aerospace industry holdings, Raytheon was up 23%, while Northrop Grumman and Boeing each gained 12%. Within the industrials sector, Navistar climbed 12% on rising heavy-truck order rates. High energy prices helped shares of the Fund's integrated energy stocks, with ConocoPhillips and ChevronTexaco gaining 26% and 25%, respectively. We have reduced the Fund's positions in these two stocks as both have approached our price targets. Bowater and International Paper both managed small gains, but had a negative impact on relative performance.

HIGH-YIELD BONDS

HOW DID YOU POSITION THE HIGH-YIELD BOND PORTION OF THE FUND'S PORTFOLIO DURING THE SIX-MONTHS ENDED APRIL 30, 2004?

We moved away from upper-tier high-yield securities and higher-risk credits to emphasize bonds in the middle range of the high-yield market. The resulting allocation across these risk groups improved the Fund's overall credit quality. We increased the Fund's weighting in bonds issued by paper, chemicals, and energy companies and decreased exposure to wireless communications, telecommunications, and

Past performance is no guarantee of future results. Investment objectives may not be met, as the underlying investment options are subject to market risk and fluctuations in value. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility.
1. Performance percentages reflect the price performance of the securities mentioned for the six months ended April 30, 2004, or for the portion of the reporting period shares were held in the Fund, if shorter. Performance percentages do not reflect the impact of dividends received, if any. Due to purchases and sales, the performance of Fund holdings may differ from that of the securities themselves.

                                                     www.mainstayfunds.com     7
food/tobacco bonds. At the end of the reporting period, the high-yield portion of the Fund was overweighted(2) in information technology, airlines, and packaging bonds, but underweighted in hotels, restaurants, and leisure.

WHICH HIGH-YIELD BONDS PERFORMED WELL FOR THE FUND DURING THE REPORTING PERIOD?

Several cable companies reported solid earnings, including Adelphia, and UGC Europe. In December 2003, UnitedGlobalCom acquired all shares of the recently reorganized UGC Europe. Metal-related bonds--such as AK Steel, Algoma Steel, and Allegheny Ludlum--advanced as the price of many basic commodities, including steel, rose sharply. Most of the Fund's utility holdings are in the gas pipeline area, and many performed in line with the market. In paper & forest products, Georgia Pacific was strong. The Fund also held positions in Abitibi, Norske Skog, Norampac, and Tembec Industries. The Fund's information technology holdings--including LSI Logic, Lucent Technologies, and Micron Technology--provided solid performance. In January 2004, Nortel Networks reported better-than-expected earnings. QuadraMed, a health care company with a strong software presence, also provided solid performance.

WERE THERE ANY HOLDINGS THAT DIDN'T MEET YOUR EXPECTATIONS?

Insurance provider Lumbermens Mutual Casualty is currently in default, Swift and Company suffered from concerns about mad cow disease, and technology company Avaya posted positive performance but lagged the market. Airlines lacked pricing power, and Fund holdings Delta Air Lines and Northwest Airlines were poor performers.

CONVERTIBLE SECURITIES

WERE THERE ANY SPECIAL FACTORS THAT INFLUENCED THE CONVERTIBLE MARKET DURING THE REPORTING PERIOD?

We look for convertibles that can participate in the upside potential of the underlying stock and can help manage risk on the downside. The convertible market is affected by the same forces that affect stocks and bonds.

WHAT WERE SOME OF THE STRONG PERFORMERS IN THE CONVERTIBLE PORTION OF THE FUND'S PORTFOLIO?

During the reporting period, we saw solid performance from industrial conglomerate Tyco International, which is showing strong potential as the economy improves. In the energy sector, Halliburton and Devon Energy were strong. Fisher Scientific International capitalized on a series of successful acquisitions to expand its distribution and proprietary product portfolio. We increased the Fund's position in Brinker International, owner of Chili's restaurants, at distressed prices. The company subsequently improved its top line and its bottom line.

WERE THERE DISAPPOINTMENTS IN THE CONVERTIBLE PORTION OF THE PORTFOLIO?

A few. Cypress Semiconductor and Micron Technology did not raise guidance and subsequently their share prices dropped. Delta Air Lines and Alaska Air Group suffered from higher fuel prices that were not offset by increases in business and leisure travel. J.P. Morgan Chase declined when investors assumed that the company's bond trading business would suffer if interest rates rise. In our opinion, however, the company's financial operations may be sufficiently diversified to do well in a strong stock market, even if interest rates increase.

HOW WERE THE FUND'S CONVERTIBLE HOLDINGS POSITIONED AT THE END OF APRIL 2004?

We anticipate sustained high oil and gas prices and have overweighted energy-related convertibles. The Fund is emphasizing convertibles that are more sensitive to the performance of the underlying equities and are less likely to suffer if interest rates rise. We particularly like cyclical businesses, such as machinery, materials, and paper products. Our outlook for the remainder of 2004 remains optimistic for the equity markets and convertible securities alike.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

2. Relative to the Credit Suisse First Boston(TM) High Yield Index, which is an unmanaged, market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and below Baa by Moody's. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

 8   MainStay Strategic Value Fund

 PORTFOLIO COMPOSITION AS OF APRIL 30, 2004

                       (PORTFOLIO COMPOSITION PIE CHART)

                                                                                                               CASH
                                                                                                               AND
                                                                                                              OTHER
                                     SHORT-      CONVERTIBLE                        ASSET-                    ASSETS      MORTGAGE-
COMMON   CORPORATE   CONVERTIBLE      TERM        PREFERRED    FOREIGN   YANKEE     BACKED     PREFERRED      (LESS         BACKED
STOCKS     BONDS        BONDS      INVESTMENTS     STOCKS       BONDS    BONDS    SECURITIES    STOCKS     LIABILITIES)   SECURITIES
------   ---------   -----------   -----------   -----------   -------   ------   ----------   ---------   ------------   ----------
60.4%      16.8%        7.4%          6.8%          4.2%        2.4%      0.6%       0.5%        0.4%          0.4%          0.1%

                                                     www.mainstayfunds.com     9

PORTFOLIO OF INVESTMENTS APRIL 30, 2004 UNAUDITED

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
ASSET-BACKED SECURITIES (0.5%)+
-----------------------------------------------------------------------------
AIRLINES (0.1%)
Northwest Airlines, Inc.
  Pass-Through Certificates
  Series 1996-1
  8.97%, due 1/2/15                                 $    32,154   $    23,833
                                                                  -----------
MEDIA (0.0%) (b)
United Artists Theatres Circuit, Inc.
  Pass-Through Certificates
  Series 1995-A
  9.30%, due 7/1/15 (d)                                  10,966        11,185
                                                                  -----------

MULTILINE RETAIL (0.0%) (b)
Kmart Corp.
  Pass-Through Certificates
  Series 1995-K3
  8.54%, due 1/2/15 (e)(f)                               24,589        12,049
                                                                  -----------

MULTI-UTILITIES & UNREGULATED POWER (0.4%)
AES Eastern Energy L.P.
  Pass-Through Certificates
  Series 1999-A
  9.00%, due 1/2/17                                     124,858       139,841
Tiverton/Rumford Power Associates Ltd., L.P.
  Pass-Through Certificates
  9.00%, due 7/15/18 (c)                                 63,000        52,290
                                                                  -----------
                                                                      192,131
                                                                  -----------
Total Asset-Backed Securities (Cost $230,856)                         239,198
                                                                  -----------

CONVERTIBLE SECURITIES (11.6%)
CONVERTIBLE BONDS (7.4%)
-----------------------------------------------------------------------------
AIRLINES (0.0%) (b)
Delta Air Lines, Inc.
  8.00%, due 6/3/23                                      20,000        12,275
                                                                  -----------

BIOTECHNOLOGY (0.0%) (b)
Vertex Pharmaceuticals, Inc.
  5.00%, due 9/19/07                                     25,000        23,656
                                                                  -----------

CAPITAL MARKETS (0.3%)
Credit Suisse First Boston, Inc.
  0.50%, due 3/21/11                                    145,000       138,837
                                                                  -----------

COMMERCIAL BANKS (0.4%)
Wells Fargo & Co.
  0.881%, due 5/1/33 (g)                                220,000       219,450
                                                                  -----------

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
COMMERCIAL SERVICES & SUPPLIES (0.1%)
Cendant Corp.
  3.875%, due 11/27/11                              $    45,000   $    48,881
                                                                  -----------

COMMUNICATIONS EQUIPMENT (0.3%)
CIENA Corp.
  3.75%, due 2/1/08                                      42,000        39,008
Nortel Networks Corp.
  4.25%, due 9/1/08                                      90,000        84,825
Riverstone Networks, Inc.
  3.75%, due 12/1/06 (c)(e)                              40,000        36,800
                                                                  -----------
                                                                      160,633
                                                                  -----------
CONSUMER FINANCE (0.1%)
Providian Financial Corp.
  3.25%, due 8/15/05                                     45,000        44,381
                                                                  -----------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
At Home Corp.
  4.75%, due 12/15/06 (e)(f)                            177,810        25,782
Premiere Technologies, Inc.
  5.75%, due 7/1/04                                       6,000         6,023
                                                                  -----------
                                                                       31,805
                                                                  -----------
ENERGY EQUIPMENT & SERVICES (1.1%)
BJ Services Co.
  0.3954%, due 4/24/22                                  315,000       267,750
Halliburton Co.
  3.125%, due 7/15/23                                   155,000       169,531
Pride International, Inc.
  2.50%, due 3/1/07                                      88,700       102,448
                                                                  -----------
                                                                      539,729
                                                                  -----------
FOOD & STAPLES RETAILING (0.4%)
Whole Foods Market, Inc.
  (zero coupon), due 3/2/18                             215,000       184,631
                                                                  -----------

HEALTH CARE EQUIPMENT & SUPPLIES (0.0%) (b)
ALZA Corp.
  (zero coupon), due 7/28/20                             30,000        22,725
                                                                  -----------

HEALTH CARE PROVIDERS & SERVICES (0.4%)
Health Management Associates, Inc.
  1.50%, due 8/1/23                                      25,000        27,375

 + Percentages indicated are based on Fund net assets
* Fund's 10 largest holdings. May be subject to change daily.

 10   MainStay Strategic Value Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
CONVERTIBLE SECURITIES (CONTINUED)
CONVERTIBLE BONDS (CONTINUED)
-----------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Laboratory Corp. of
  America Holdings
  (zero coupon), due 9/11/21                        $    45,000   $    33,131
Lincare Holdings, Inc.
  3.00%, due 6/15/33                                     40,000        40,700
Province Healthcare Co.
  4.25%, due 10/10/08                                    35,000        35,394
Quest Diagnostics, Inc.
  1.75%, due 11/30/21                                    50,000        53,563
                                                                  -----------
                                                                      190,163
                                                                  -----------
HOTELS, RESTAURANTS & LEISURE (0.3%)
International Game Technology
  (zero coupon), due 1/29/33                            200,000       169,000
                                                                  -----------

INDUSTRIAL CONGLOMERATES (0.4%)
Tyco International Group S.A.
  Series A
  2.75%, due 1/15/18                                    135,000       177,356
                                                                  -----------
INSURANCE (1.1%)
American International Group, Inc.
  0.50%, due 5/15/07                                    250,000       242,812
Loews Corp.
  3.125%, due 9/15/07                                    10,000         9,688
XL Capital Ltd.
  (zero coupon), due 5/23/21                            450,000       291,375
                                                                  -----------
                                                                      543,875
                                                                  -----------
INTERNET SOFTWARE & SERVICES (0.1%)
CNET Networks, Inc.
  5.00%, due 3/1/06                                      70,000        71,138
                                                                  -----------
IT SERVICES (0.0%) (B)
Electronic Data Systems Corp.
  3.875%, due 7/15/23                                    20,000        18,875
                                                                  -----------

MEDIA (0.5%)
Adelphia Communications Corp.
  6.00%, due 2/15/06 (e)                                 10,000         5,700
Liberty Media Corp.
  0.75%, due 3/30/23                                     80,000        90,000
Walt Disney Co. (The)
  2.125%, due 4/15/23                                   135,000       142,088
                                                                  -----------
                                                                      237,788
                                                                  -----------
MULTI-UTILITIES & UNREGULATED POWER (0.1%)
Calpine Corp.
  4.75%, due 11/15/23 (c)                                58,000        54,013
                                                                  -----------

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
PAPER & FOREST PRODUCTS (0.6%)
International Paper Co.
  (zero coupon), due 6/20/21                        $   500,000   $   276,250
                                                                  -----------

PHARMACEUTICALS (0.4%)
Teva Pharmaceutical Finance N.V.
  0.75%, due 8/15/21                                    105,000       151,463
Valeant Pharmaceuticals International
  6.50%, due 7/15/08                                     45,000        47,531
                                                                  -----------
                                                                      198,994
                                                                  -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.6%)
Atmel Corp.
  (zero coupon), due 5/23/21                             90,000        39,825
Cymer, Inc.
  3.50%, due 2/15/09                                     24,000        24,270
Cypress Semiconductor Corp.
  1.25%, due 6/15/08                                     20,000        23,650
Fairchild Semiconductor International, Inc.
  5.00%, due 11/1/08                                     90,000        92,813
LSI Logic Corp.
  4.00%, due 11/1/06                                    130,000       129,025
                                                                  -----------
                                                                      309,583
                                                                  -----------
SPECIALTY RETAIL (0.1%)
Gap, Inc. (The)
  5.75%, due 3/15/09                                     25,000        36,156
                                                                  -----------
Total Convertible Bonds (Cost $3,657,634)                           3,710,194
                                                                  -----------

                                                         SHARES
CONVERTIBLE PREFERRED STOCKS (4.2%)
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.3%)
Northrop Grumman Corp.
  7.25% (h)                                               1,600       167,408
                                                                  -----------

AUTOMOBILES (0.5%)
Ford Motor Co. Capital Trust II
  6.50%                                                   2,000       112,860
General Motors Corp.
  6.25%, Series C                                         5,100       155,448
                                                                  -----------
                                                                      268,308
                                                                  -----------
CAPITAL MARKETS (0.1%)
State Street Corp.
  6.75%                                                     300        70,125
                                                                  -----------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                         SHARES         VALUE
CONVERTIBLE PREFERRED STOCKS (CONTINUED)
-----------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES (0.2%)
Cendant Corp.
  7.75%                                                   2,200   $   109,560
                                                                  -----------
CONTAINERS & PACKAGING (0.3%)
Temple-Inland, Inc.
  7.50%                                                   2,800       157,080
                                                                  -----------
DIVERSIFIED FINANCIAL SERVICES (0.0%) (b)
Pacific & Atlantic (Holdings), Inc.
  7.50% Class A (d)(i)(j)(k)                                207             2
                                                                  -----------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
CenturyTel, Inc.
  6.875%                                                  6,000       147,780
                                                                  -----------

ELECTRIC UTILITIES (0.2%)
PPL Capital Funding Trust I
  7.75% (l)                                               4,500        94,860
                                                                  -----------
INSURANCE (1.2%)
Hartford Financial Services
  Group, Inc. (The)
  7.00%                                                   2,900       176,871
Prudential Financial, Inc.
  6.75%                                                   3,400       229,602
Travelers Property Casualty Corp.
  4.50%                                                   6,800       167,484
                                                                  -----------
                                                                      573,957
                                                                  -----------
MACHINERY (0.3%)
Cummins Capital Trust I
  7.00%                                                   1,900       136,087
                                                                  -----------
PAPER & FOREST PRODUCTS (0.4%)
International Paper Capital Trust
  5.25%                                                   3,800       193,325
                                                                  -----------

THRIFTS & MORTGAGE FINANCE (0.4%)
PMI Group, Inc. (The)
  5.875%                                                  6,400       177,728
                                                                  -----------


                                                         SHARES         VALUE
WIRELESS TELECOMMUNICATION SERVICES (0.0%) (b)
NEON Communications, Inc.
  12.00% (d)(i)(k)                                          438   $     4,928
                                                                  -----------
Total Convertible Preferred Stocks (Cost
  $1,936,352)                                                       2,101,148
                                                                  -----------
Total Convertible Securities (Cost $5,593,986)                      5,811,342
                                                                  -----------
                                                      PRINCIPAL
                                                         AMOUNT
CORPORATE BONDS (16.8%)
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.2%)
BE Aerospace, Inc.
  Series B
  8.00%, due 3/1/08                                 $    10,000         9,550
  Series B
  8.875%, due 5/1/11                                     50,000        48,250
Sequa Corp.
  Series B
  8.875%, due 4/1/08                                     50,000        54,500
                                                                  -----------
                                                                      112,300
                                                                  -----------
AIRLINES (0.5%)
American Airlines, Inc.
  8.608%, due 4/1/11                                     45,000        42,353
Delta Air Lines, Inc.
  7.70%, due 12/15/05                                     5,000         3,850
  8.30%, due 12/15/29                                   134,000        64,320
  10.00%, due 8/15/08 (c)                                20,000        12,000
  10.375%, due 12/15/22                                  20,000        11,100
Northwest Airlines, Inc.
  8.875%, due 6/1/06                                     10,000         8,600
  9.875%, due 3/15/07                                    45,000        37,575
  10.00%, due 2/1/09                                     55,000        43,175
                                                                  -----------
                                                                      222,973
                                                                  -----------
AUTO COMPONENTS (0.4%)
Dana Corp.
  7.00%, due 3/1/29                                      25,000        24,000
Goodyear Tire & Rubber Co. (The)
  8.50%, due 3/15/07                                     30,000        28,950
  2nd Lien Note
  11.00%, due 3/1/11 (k)                                115,000       125,925
Tenneco Automotive, Inc.
  Series B
  10.25%, due 7/15/13                                    20,000        23,050
                                                                  -----------
                                                                      201,925
                                                                  -----------
BUILDING PRODUCTS (0.2%)
Dayton Superior Corp.
  10.75%, due 9/15/08                                    35,000        35,000

 12   MainStay Strategic Value Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
BUILDING PRODUCTS (CONTINUED)
ERICO International Corp.
  8.875%, due 3/1/12 (c)                            $    10,000   $    10,350
Interline Brands, Inc.
  11.50%, due 5/15/11                                    40,000        43,200
MMI Products, Inc.
  Series B
  11.25%, due 4/15/07                                     5,000         4,500
                                                                  -----------
                                                                       93,050
                                                                  -----------
CAPITAL MARKETS (0.1%)
LaBranche & Co., Inc.
  12.00%, due 3/2/07                                     60,000        72,000
                                                                  -----------
CHEMICALS (0.8%)
Equistar Chemicals L.P.
  10.625%, due 5/1/11                                    60,000        67,200
FMC Corp.
  10.25%, due 11/1/09                                    45,000        53,100
General Chemical Industrial Products, Inc.
  10.625%, due 5/1/09 (e)                                26,000         6,500
Lyondell Chemical Co.
  10.50%, due 6/1/13                                     55,000        60,225
Millennium America, Inc.
  7.00%, due 11/15/06                                    20,000        20,650
  7.625%, due 11/15/26                                   34,000        30,600
Sovereign Specialty Chemicals, Inc.
  11.875%, due 3/15/10                                   47,000        48,410
Terra Capital, Inc.
  12.875%, due 10/15/08                                  73,000        87,965
                                                                  -----------
                                                                      374,650
                                                                  -----------
COMMERCIAL SERVICES & SUPPLIES (0.4%)
American Color Graphics, Inc.
  10.00%, due 6/15/10                                    20,000        17,200
MemberWorks, Inc.
  9.25%, due 4/1/14 (c)                                  60,000        59,850
Phoenix Color Corp.
  10.375%, due 2/1/09                                    65,000        59,150
Protection One Alarm
  Monitoring, Inc.
  7.375%, due 8/15/05 (e)                                50,000        47,000
                                                                  -----------
                                                                      183,200
                                                                  -----------
COMMUNICATIONS EQUIPMENT (0.4%)
Avaya, Inc.
  11.125%, due 4/1/09                                    50,000        59,000

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
COMMUNICATIONS EQUIPMENT (CONTINUED)
Lucent Technologies, Inc.
  5.50%, due 11/15/08                               $    15,000   $    14,250
  6.45%, due 3/15/29                                    144,000       114,120
  7.25%, due 7/15/06                                     29,000        30,124
                                                                  -----------
                                                                      217,494
                                                                  -----------
CONSTRUCTION & ENGINEERING (0.5%)
AMSTED Industries, Inc.
  10.25%, due 10/15/11 (c)                               50,000        56,500
J. Ray McDermott, S.A.
  11.00%, due 12/15/13 (c)                               50,000        47,500
Shaw Group, Inc. (The)
  10.75%, due 3/15/10                                    65,000        66,950
URS Corp.
  11.50%, due 9/15/09                                    60,000        67,800
                                                                  -----------
                                                                      238,750
                                                                  -----------
CONTAINERS & PACKAGING (0.3%)
Owens-Brockway Glass
  Container, Inc.
  8.25%, due 5/15/13                                     15,000        15,488
Owens-Illinois, Inc.
  7.15%, due 5/15/05                                      1,000         1,040
  7.80%, due 5/15/18                                     63,000        58,275
  8.10%, due 5/15/07                                     25,000        25,562
Tekni-Plex, Inc.
  8.75%, due 11/15/13 (c)                                20,000        19,700
                                                                  -----------
                                                                      120,065
                                                                  -----------
DIVERSIFIED FINANCIAL SERVICES (0.7%)
Caithness Coso Funding Corp.
  Series B
  9.05%, due 12/15/09                                    46,872        52,028
Calpine Construction Finance Corp.
  9.75%, due 8/26/11 (c)(g)                              35,000        37,100
Dollar Financial Group, Inc.
  9.75%, due 11/15/11                                    15,000        16,125
FINOVA Group, Inc. (The)
  7.50%, due 11/15/09                                    83,000        49,593
IPC Acquisition Corp.
  11.50%, due 12/15/09                                   60,000        63,600
National Beef Packing Co.
  10.50%, due 8/1/11 (c)                                 40,000        43,000
Pharma Services Intermediate Holding Corp.
  (zero coupon), due 4/1/14
  11.50%, beginning 4/1/09 (c)                           70,000        40,075
UCAR Finance, Inc.
  10.25%, due 2/15/12                                    55,000        62,837
                                                                  -----------
                                                                      364,358
                                                                  -----------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.0%)
COLO.COM
  13.875%, due 3/15/10 (c)(d)(e)(i)(m)              $        82   $         8
Mountain States Telephone & Telegraph Co.
  7.375%, due 5/1/30 (d)                                 25,000        24,750
Qwest Communications International, Inc.
  7.25%, due 2/15/11 (c)                                 15,000        13,912
  Series B
  7.50%, due 11/1/08                                     50,000        48,000
  7.50%, due 2/15/14 (c)                                 15,000        13,763
Qwest Corp.
  7.25%, due 9/15/25                                     15,000        13,050
  7.50%, due 6/15/23                                     55,000        48,125
  8.875%, due 6/1/31                                     30,000        30,675
  9.125%, due 3/15/12 (c)                                50,000        53,125
Qwest Services Corp.
  13.00%, due 12/15/07 (c)                               30,000        34,050
  13.50%, due 12/15/10 (c)                               83,000        96,280
  14.00%, due 12/15/14 (c)                               40,000        47,700
TSI Telecommunication
  Services, Inc.
  Series B
  12.75%, due 2/1/09                                     60,000        65,400
                                                                  -----------
                                                                      488,838
                                                                  -----------
ELECTRIC UTILITIES (0.5%)
Cedar Brakes II LLC
  9.875%, due 9/1/13                                    118,027       118,027
Mirant Americas Generation LLC
  8.50%, due 10/1/21 (e)                                 40,000        29,200
  9.125%, due 5/1/31 (e)                                 65,000        47,125
Southern California Edison Co.
  8.00%, due 2/15/07                                     45,000        50,456
                                                                  -----------
                                                                      244,808
                                                                  -----------
ELECTRICAL EQUIPMENT (0.1%)
Knowles Electronics Holdings, Inc.
  13.125%, due 10/15/09                                  55,000        58,300
Sensus Metering Systems, Inc.
  8.625%, due 12/15/13 (c)                               10,000         9,850
                                                                  -----------
                                                                       68,150
                                                                  -----------
ENERGY EQUIPMENT & SERVICES (0.4%)
El Paso Natural Gas Co.
  Series A
  7.625%, due 8/1/10                                     40,000        41,200
Lone Star Technologies, Inc.
  Series B
  9.00%, due 6/1/11                                      65,000        66,300

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
ENERGY EQUIPMENT & SERVICES (CONTINUED)
Parker Drilling Co.
  9.625%, due 10/1/13                               $     5,000   $     5,400
  Series B
  10.125%, due 11/15/09                                  50,000        53,625
Trico Marine Services, Inc.
  8.875%, due 5/15/12 (e)                                70,000        32,200
                                                                  -----------
                                                                      198,725
                                                                  -----------
FOOD PRODUCTS (0.3%)
Chiquita Brands International, Inc.
  10.56%, due 3/15/09                                    35,000        38,281
Seminis Vegetable Seeds, Inc.
  10.25%, due 10/1/13                                    20,000        22,200
  10.25%, due 10/1/13 (c)                                10,000        11,100
Swift & Co.
  10.125%, due 10/1/09                                   30,000        32,063
  12.50%, due 1/1/10                                     45,000        47,700
                                                                  -----------
                                                                      151,344
                                                                  -----------
GAS UTILITIES (0.5%)
ANR Pipeline, Inc.
  9.625%, due 11/1/21                                    70,000        79,450
GulfTerra Energy Partners, L.P.
  Series B
  8.50%, due 6/1/10                                      38,000        42,370
Southern Natural Gas Co.
  7.35%, due 2/15/31                                     45,000        42,300
Transcontinental Gas Pipe Line Corp.
  Series B
  7.00%, due 8/15/11                                     30,000        31,950
  7.25%, due 12/1/26                                     50,000        50,750
                                                                  -----------
                                                                      246,820
                                                                  -----------
HEALTH CARE EQUIPMENT & SUPPLIES (0.2%)
dj Orthopedics LLC
  12.625%, due 6/15/09                                   26,000        27,641
Fisher Scientific International, Inc.
  8.00%, due 9/1/13                                      75,000        82,125
  8.125%, due 5/1/12                                      5,000         5,425
                                                                  -----------
                                                                      115,191
                                                                  -----------
HEALTH CARE PROVIDERS & SERVICES (0.9%)
AmeriPath, Inc.
  10.50%, due 4/1/13                                     40,000        41,000
  10.50%, due 4/1/13 (c)                                 15,000        15,375
Ardent Health Services, Inc.
  10.00%, due 8/15/13                                    30,000        32,850
Caremark Rx, Inc.
  7.375%, due 10/1/06                                    79,000        86,110
HCA, Inc.
  7.50%, due 11/15/95                                   104,000        96,298

 14   MainStay Strategic Value Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
National Nephrology Associates, Inc.
  9.00%, due 11/1/11 (c)                            $    15,000   $    17,400
QuadraMed Corp.
  10.00%, due 4/1/08 (c)(n)                              46,642        43,377
Quintiles Transnational Corp.
  10.00%, due 10/1/13 (c)                                75,000        77,625
Triad Hospitals, Inc.
  Series B
  8.75%, due 5/1/09                                      28,000        31,045
                                                                  -----------
                                                                      441,080
                                                                  -----------
HOTELS, RESTAURANTS & LEISURE (0.5%)
Gaylord Entertainment Co.
  8.00%, due 11/15/13 (c)                                10,000        10,400
Hollywood Casino Shreveport Capital Corp.
  13.00%, due 8/1/06 (e)                                  5,000         3,725
ITT Corp.
  7.375%, due 11/15/15 (o)                               96,000       100,080
Jacobs Entertainment, Inc.
  11.875%, due 2/1/09                                    25,000        27,500
Trump Atlantic City Associates
  11.25%, due 5/1/06                                     70,000        59,850
Vail Resorts, Inc.
  8.75%, due 5/15/09                                         30            31
Venetian Casino Resort LLC
  11.00%, due 6/15/10                                    19,000        22,230
                                                                  -----------
                                                                      223,816
                                                                  -----------
HOUSEHOLD DURABLES (0.1%)
Fedders North America, Inc.
  9.875%, due 3/1/14 (c)                                 30,000        29,100
Foamex L.P.
  10.75%, due 4/1/09                                     30,000        28,050
                                                                  -----------
                                                                       57,150
                                                                  -----------
INSURANCE (0.2%)
Crum & Forster
  10.375%, due 6/15/13                                   50,000        55,250
Fremont General Corp.
  Series B
  7.875%, due 3/17/09                                    55,000        54,175
Lumbermens Mutual Casualty
  8.45%, due 12/1/97 (c)(e)                               5,000           125
  9.15%, due 7/1/26 (c)(e)                              155,000         3,875
                                                                  -----------
                                                                      113,425
                                                                  -----------
INTERNET SOFTWARE & SERVICES (0.0%) (B)
Globix Corp.
  11.00%, due 5/1/08 (c)(d)(j)                           13,910        12,519
                                                                  -----------

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
IT SERVICES (0.2%)
Electronic Data Systems Corp.
  Series B
  6.00%, due 8/1/13                                 $    25,000   $    23,235
  7.125%, due 10/15/09                                   10,000        10,276
  7.45%, due 10/15/29                                    25,000        23,177
Unisys Corp.
  6.875%, due 3/15/10                                    50,000        53,125
                                                                  -----------
                                                                      109,813
                                                                  -----------
MACHINERY (0.3%)
Mark IV Industries, Inc.
  7.50%, due 9/1/07                                      86,000        80,840
Mueller Group, Inc.
  10.00%, due 5/1/12 (c)                                 35,000        36,662
Thermadyne Holdings Corp.
  9.25%, due 2/1/14 (c)                                  25,000        25,375
Titan International, Inc.
  8.75%, due 4/1/07                                      25,000        24,250
                                                                  -----------
                                                                      167,127
                                                                  -----------
MEDIA (1.7%)
Adelphia Communications Corp.
  9.375%, due 11/15/09 (e)                               20,000        21,800
  10.25%, due 11/1/06 (e)                                60,000        64,200
  10.25%, due 6/15/11 (e)                                75,000        83,250
Allbritton Communications Co.
  7.75%, due 12/15/12                                    35,000        35,700
FrontierVision Operating
  Partners L.P.
  11.00%, due 10/15/06 (e)                              120,000       145,200
Hollinger Participation Trust
  12.125%, due 11/15/10 (c)(j)                           37,120        43,198
Houghton Mifflin Co.
  7.20%, due 3/15/11                                     55,000        58,300
Morris Publishing Group LLC
  7.00%, due 8/1/13 (c)                                  45,000        45,225
Paxson Communications Corp.
  (zero coupon), due 1/15/09
  12.25%, beginning 1/15/06                              95,000        82,412
  10.75%, due 7/15/08                                    45,000        47,475
Radio One, Inc.
  Series B
  8.875%, due 7/1/11                                     40,000        44,300
Spanish Broadcasting System, Inc.
  9.625%, due 11/1/09                                    25,000        26,438
Vertis, Inc.
  9.75%, due 4/1/09                                      40,000        43,500
Warner Music Group
  7.375%, due 4/15/14 (c)                                25,000        25,125
Young Broadcasting, Inc.
  8.50%, due 12/15/08 (c)                                20,000        21,450

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
MEDIA (CONTINUED)
Ziff Davis Media, Inc.
  Series B
  12.00%, due 8/12/09 (j)                           $    40,891   $    40,891
                                                                  -----------
                                                                      828,464
                                                                  -----------
METALS & MINING (0.3%)
AK Steel Corp.
  7.75%, due 6/15/12                                     30,000        27,000
Allegheny Technologies, Inc.
  8.375%, due 12/15/11                                   40,000        40,400
Commonwealth Industries, Inc.
  10.75%, due 10/1/06                                    34,000        34,170
Ormet Corp.
  11.00%, due 8/15/08 (c)(e)                             10,000         5,500
United States Steel LLC
  10.75%, due 8/1/08                                     35,000        40,950
                                                                  -----------
                                                                      148,020
                                                                  -----------
MULTI-UTILITIES & UNREGULATED POWER (1.0%)
AES Corp. (The)
  7.75%, due 3/1/14                                      50,000        49,625
  9.00%, due 5/15/15 (c)                                 70,000        76,300
Calpine Corp.
  7.75%, due 4/15/09                                     25,000        17,313
  8.25%, due 8/15/05                                      5,000         4,675
  8.50%, due 7/15/10 (c)                                 90,000        79,650
  8.75%, due 7/15/07                                     15,000        11,175
Calpine Generating Co. LLC
  10.25%, due 4/1/11 (c)(g)                              35,000        31,588
Dynegy Holdings, Inc.
  9.875%, due 7/15/10 (c)                                50,000        54,250
  10.125%, due 7/15/13 (c)                               25,000        27,375
NRG Energy, Inc.
  8.00%, due 12/15/13 (c)                                65,000        65,487
PG&E National Energy Group, Inc.
  10.375%, due 5/16/11 (e)                               59,000        41,005
Reliant Energy, Inc.
  9.25%, due 7/15/10                                     15,000        16,050
Salton Sea Funding Corp.
  Series E
  8.30%, due 5/30/11                                     35,324        39,121
                                                                  -----------
                                                                      513,614
                                                                  -----------
OIL & GAS (1.3%)
Belden & Blake Corp.
  Series B
  9.875%, due 6/15/07                                    30,000        29,925
El Paso Corp.
  6.95%, due 12/15/07                                    50,000        46,000

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
OIL & GAS (CONTINUED)
El Paso Energy Partners L.P.
  Series B
  8.50%, due 6/1/11                                 $    19,000   $    20,995
El Paso Production Holding Co.
  7.75%, due 6/1/13                                     120,000       114,000
Energy Corp. of America
  Series A
  9.50%, due 5/15/07                                     79,000        74,260
EXCO Resources, Inc.
  7.25%, due 1/15/11 (c)                                 40,000        40,400
Forest Oil Corp.
  8.00%, due 6/15/08                                     50,000        54,750
Newfield Exploration Co.
  7.625%, due 3/1/11                                      5,000         5,550
  8.375%, due 8/15/12                                     5,000         5,525
Northwest Pipeline Corp.
  7.125%, due 12/1/25                                    55,000        55,275
Tennessee Gas Pipeline Co.
  7.00%, due 3/15/27                                     40,000        41,600
  7.00%, due 10/15/28                                    25,000        22,625
  7.625%, due 4/1/37                                     25,000        23,250
  8.375%, due 6/15/32                                    10,000        10,250
Vintage Petroleum, Inc.
  8.25%, due 5/1/12                                      60,000        65,700
Westport Resources Corp.
  8.25%, due 11/1/11                                     50,000        56,125
                                                                  -----------
                                                                      666,230
                                                                  -----------
PAPER & FOREST PRODUCTS (1.1%)
Georgia-Pacific Corp.
  7.75%, due 11/15/29                                    10,000        10,100
  8.00%, due 1/15/24 (c)                                 55,000        57,750
  8.625%, due 4/30/25                                   120,000       126,900
  8.875%, due 2/1/10                                    110,000       127,050
  8.875%, due 5/15/31                                   110,000       123,200
  9.375%, due 2/1/13                                     20,000        23,250
Pope & Talbot, Inc.
  8.375%, due 6/1/13                                     60,000        62,100
                                                                  -----------
                                                                      530,350
                                                                  -----------
PERSONAL PRODUCTS (0.1%)
Herbalife International, Inc.
  11.75%, due 7/15/10                                    35,000        40,425
                                                                  -----------

PHARMACEUTICALS (0.1%)
Valeant Pharmaceuticals International
  7.00%, due 12/15/11 (c)                                10,000        10,150
WH Holdings Ltd.
  9.50%, due 4/1/11 (c)                                  25,000        26,562
                                                                  -----------
                                                                       36,712
                                                                  -----------

 16   MainStay Strategic Value Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
REAL ESTATE (0.6%)
CB Richard Ellis Services, Inc.
  9.75%, due 5/15/10                                $    40,000   $    44,600
  11.25%, due 6/15/11                                    66,000        74,250
Crescent Real Estate Equities L.P.
  7.50%, due 9/15/07                                     68,000        71,400
Felcor Lodging LP
  10.00%, due 9/15/08                                    40,000        42,700
Omega Healthcare Investors, Inc.
  7.00%, due 4/1/14 (c)                                  50,000        51,000
                                                                  -----------
                                                                      283,950
                                                                  -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.2%)
Amkor Technology, Inc.
  7.125%, due 3/15/11 (c)                                40,000        38,900
  10.50%, due 5/1/09                                     30,000        31,575
ON Semiconductor Corp.
  13.00%, due 5/15/08                                    15,000        18,075
                                                                  -----------
                                                                       88,550
                                                                  -----------
SPECIALTY RETAIL (0.2%)
Rent-Way, Inc.
  11.875%, due 6/15/10                                   40,000        44,600
Stratus Technologies, Inc.
  10.375%, due 12/1/08 (c)                               20,000        19,900
Williams Scotsman, Inc.
  10.00%, due 8/15/08                                    40,000        43,800
                                                                  -----------
                                                                      108,300
                                                                  -----------
TOBACCO (0.2%)
Commonwealth Brands, Inc.
  9.75%, due 4/15/08 (c)                                 35,000        37,800
  10.625%, due 9/1/08 (c)                                35,000        38,150
North Atlantic Trading Co., Inc.
  9.25%, due 3/1/12 (c)                                  40,000        40,500
                                                                  -----------
                                                                      116,450
                                                                  -----------
TRANSPORTATION INFRASTRUCTURE (0.0%) (b)
Great Lakes Dredge & Dock Corp.
  7.75%, due 12/15/13 (c)                                 5,000         4,925
                                                                  -----------

WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Alamosa (Delaware), Inc.
  (zero coupon), due 7/31/09
  12.00%, beginning 7/31/05                              50,000        47,000
  11.00%, due 7/31/10                                    20,000        21,700
American Tower Escrow Corp.
  (zero coupon), due 8/1/08                              50,000        36,375
Loral CyberStar, Inc.
  10.00%, due 7/15/06 (e)                                53,000        38,690
Rural Cellular Corp.
  8.25%, due 3/15/12 (c)                                 15,000        15,488

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
WIRELESS TELECOMMUNICATION SERVICES (CONTINUED)
US Unwired, Inc.
  Series B
  (zero coupon), due 11/1/09
  13.375%, beginning 11/1/04                        $     2,000   $     1,990
                                                                  -----------
                                                                      161,243
                                                                  -----------
Total Corporate Bonds (Cost $7,849,930)                             8,366,804
                                                                  -----------

FOREIGN BONDS (2.4%)
-----------------------------------------------------------------------------
BROADCASTING & PUBLISHING (0.1%)
Telenet Communications NV
  9.00%, due 12/15/13 (c)                           E    25,000        30,718
                                                                  -----------

CHEMICALS (0.1%)
Acetex Corp.
  10.875%, due 8/1/09                               $    55,000        60,500
                                                                  -----------
COMMERCIAL SERVICES & SUPPLIES (0.2%)
Quebecor Media, Inc.
  (zero coupon), due 7/15/11
  13.75%, beginning 7/15/06                             107,000        98,440
  11.125%, due 7/15/11                                   19,000        21,850
                                                                  -----------
                                                                      120,290
                                                                  -----------
COMMUNICATIONS EQUIPMENT (0.0%) (b)
Marconi Corp. PLC
  8.00%, due 4/30/08                                     18,424        20,174
                                                                  -----------

CONTAINERS & PACKAGING (0.3%)
Crown Euro Holdings S.A.
  9.50%, due 3/1/11                                      70,000        78,488
  10.875%, due 3/1/13                                    50,000        58,250
                                                                  -----------
                                                                      136,738
                                                                  -----------
FOOD & STAPLES RETAILING (0.0%) (b)
Parmalat Finance Corp. BV
  6.25%, due 2/7/05 (e)                             E    70,000        10,909
                                                                  -----------

FOOD PRODUCTS (0.2%)
Burns Philp Capital Property Ltd.
  9.50%, due 11/15/10                               $    15,000        16,200
  10.75%, due 2/15/11                                    60,000        65,100
                                                                  -----------
                                                                       81,300
                                                                  -----------
MARINE (0.1%)
Navigator Gas Transport PLC
  10.50%, due 6/30/07 (c)(d)(e)                          89,000        45,390
                                                                  -----------

MEDIA (0.6%)
Hollinger, Inc.
  11.875%, due 3/1/11 (c)                                45,000        52,650

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
FOREIGN BONDS (CONTINUED)
-----------------------------------------------------------------------------
MEDIA (CONTINUED)
Shaw Communications, Inc.
  7.50%, due 11/20/13 (p)                           C$   55,000   $    41,553
TDL Infomedia Group Ltd.
  12.125%, due 10/15/09                             L    40,000        75,899
Telenet Group Holding N.V.
  (zero coupon), due 6/15/14
  11.50%, beginning 12/15/08 (c)                    $    40,000        24,400
Vivendi Universal S.A.
  6.25%, due 7/15/08                                     15,000        15,656
  9.25%, due 4/15/10                                     80,000        93,400
                                                                  -----------
                                                                      303,558
                                                                  -----------
MULTI-UTILITIES & UNREGULATED POWER (0.1%)
Calpine Canada Energy
  Finance ULC
  8.50%, due 5/1/08                                      80,000        56,400
                                                                  -----------
OIL & GAS (0.1%)
Baytex Energy Ltd.
  9.625%, due 7/15/10                                    30,000        31,650
                                                                  -----------
PAPER & FOREST PRODUCTS (0.2%)
Norske Skog Canada Ltd.
  7.375%, due 3/1/14 (c)                                 30,000        30,750
Tembec Industries, Inc.
  7.75%, due 3/15/12                                     65,000        63,375
  8.50%, due 2/1/11                                      30,000        30,600
                                                                  -----------
                                                                      124,725
                                                                  -----------
PERSONAL PRODUCTS (0.1%)
Jafra Cosmetics International, Inc.
  10.75%, due 5/15/11                                    40,000        45,300
                                                                  -----------

ROAD & RAIL (0.1%)
Grupo Transportacion Ferroviaria Mexicana, S.A. de
  C.V.
  12.50%, due 6/15/12                                    50,000        55,750
                                                                  -----------

TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Invista
  9.25%, due 5/1/12 (c)                                  55,000        55,000
                                                                  -----------
WIRELESS TELECOMMUNICATION SERVICES (0.1%)
Millicom International Cellular S.A.
  10.00%, due 12/1/13 (c)                                30,000        30,750
                                                                  -----------
Total Foreign Bonds (Cost $1,144,635)                               1,209,152
                                                                  -----------

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
LOAN ASSIGNMENT (0.0%) (b)
-----------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%) (b)
GT Group Telecom Services Corp.
  Bank debt, Term Loan A
  6.5625%, due 6/30/08 (d)(e)(i)(g)(k)              $    34,993   $         3
  Bank debt, Term Loan B
  6.625%, due 6/30/08 (d)(e)(i)(g)(k)                    25,007             3
                                                                  -----------
Total Loan Assignment (Cost $23,470)                                        6
                                                                  -----------

MORTGAGE-BACKED SECURITIES (0.1%)
-----------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.1%)
Debit Structured Finance Corp.
  Series 1994-K1 Class A2
  8.375%, due 8/15/15                                    47,672        32,894
  Series 1994-K1 Class A3
  8.55%, due 8/15/19                                      9,401         6,393
                                                                  -----------
Total Mortgage-Backed Securities (Cost $31,879)                        39,287
                                                                  -----------

YANKEE BONDS (0.6%) (q)
-----------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (0.1%)
Petroleum Geo-Services ASA
  8.00%, due 11/5/06                                     12,302        12,579
  10.00%, due 11/5/10                                    36,716        40,020
                                                                  -----------
                                                                       52,599
                                                                  -----------
MARINE (0.1%)
Sea Containers Ltd.
  Series B
  7.875%, due 2/15/08                                    38,000        36,860
                                                                  -----------

METALS & MINING (0.1%)
Algoma Steel, Inc.
  11.00%, due 12/31/09 (d)                               55,000        63,800
                                                                  -----------

PAPER & FOREST PRODUCTS (0.3%)
Doman Industries Ltd.
  12.00%, due 7/1/04 (e)                                 65,000        76,700
Tembec Industries, Inc.
  8.625%, due 6/30/09                                    45,000        45,900
                                                                  -----------
                                                                      122,600
                                                                  -----------
Total Yankee Bonds (Cost $225,623)                                    275,859
                                                                  -----------

 18   MainStay Strategic Value Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES         VALUE
COMMON STOCKS (60.4%)
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.8%)
Boeing Co. (The)                                          9,200   $   392,748
Northrop Grumman Corp.                                    5,900       585,575
Raytheon Co.                                             13,235       426,961
                                                                  -----------
                                                                    1,405,284
                                                                  -----------
AUTO COMPONENTS (1.9%)
Delphi Corp.                                             45,194       460,979
TRW Automotive Holdings Corp. (a)                        21,900       459,462
                                                                  -----------
                                                                      920,441
                                                                  -----------
BUILDING PRODUCTS (0.6%)
American Standard Cos., Inc. (a)                          2,752       289,483
                                                                  -----------

CAPITAL MARKETS (1.6%)
Goldman Sachs Group, Inc. (The)                           4,379       423,668
Merrill Lynch & Co., Inc.                                 6,975       378,254
                                                                  -----------
                                                                      801,922
                                                                  -----------
CHEMICALS (0.6%)
Air Products & Chemicals, Inc.                            6,066       302,147
                                                                  -----------
COMMERCIAL BANKS (4.1%)
*Bank of America Corp.                                    8,458       680,784
Bank One Corp.                                            4,500       222,165
PNC Financial Services
  Group, Inc. (The)                                       8,608       457,085
U.S. Bancorp                                             18,100       464,084
Wachovia Corp.                                            4,900       224,175
                                                                  -----------
                                                                    2,048,293
                                                                  -----------
COMMERCIAL SERVICES & SUPPLIES (0.6%)
Pitney Bowes, Inc.                                        7,222       315,962
                                                                  -----------
COMMUNICATIONS EQUIPMENT (0.3%)
Marconi Corp. PLC (a)                                     1,422        29,507
Tellabs, Inc. (a)                                        13,281       115,943
                                                                  -----------
                                                                      145,450
                                                                  -----------
COMPUTERS & PERIPHERALS (0.9%)
International Business
  Machines Corp.                                          5,319       468,976
                                                                  -----------
CONTAINERS & PACKAGING (1.1%)
Smurfit-Stone Container Corp. (a)                        33,200       570,708
                                                                  -----------
DIVERSIFIED FINANCIAL SERVICES (1.7%)
*Citigroup, Inc.                                         17,790       855,521
                                                                  -----------

DIVERSIFIED TELECOMMUNICATION SERVICES (3.2%)
ALLTEL Corp.                                              9,486       477,525


                                                         SHARES         VALUE
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
BellSouth Corp.                                          10,300   $   265,843
Call-Net Enterprises, Inc. (a)                              742         2,078
SBC Communications, Inc.                                 12,273       305,598
Verizon Communications, Inc.                             14,588       550,551
                                                                  -----------
                                                                    1,601,595
                                                                  -----------
ELECTRIC UTILITIES (2.2%)
FirstEnergy Corp.                                        11,279       441,009
PPL Corp.                                                 5,900       252,815
Southern Co. (The)                                       13,900       399,764
                                                                  -----------
                                                                    1,093,588
                                                                  -----------
ELECTRICAL EQUIPMENT (0.8%)
Cooper Industries, Ltd. Class A                           6,800       373,388
                                                                  -----------

ENERGY EQUIPMENT & SERVICES (4.0%)
Diamond Offshore Drilling, Inc.                          15,900       358,704
Petroleum Geo-Services ASA (a)                              596        26,805
Pride International, Inc. (a)                            23,200       391,384
Rowan Cos., Inc. (a)                                     27,700       617,710
Transocean, Inc. (a)                                     21,600       599,832
                                                                  -----------
                                                                    1,994,435
                                                                  -----------
FOOD & STAPLES RETAILING (1.4%)
CVS Corp.                                                10,100       390,163
Kroger Co. (The) (a)                                     16,300       285,250
                                                                  -----------
                                                                      675,413
                                                                  -----------
FOOD PRODUCTS (2.6%)
Cadbury Schwppes PLC                                      7,100       231,815
General Mills, Inc.                                      10,000       487,500
Heinz (H.J.) Co.                                          7,330       279,933
Kraft Foods, Inc. Class A                                 9,146       300,995
                                                                  -----------
                                                                    1,300,243
                                                                  -----------
HEALTH CARE PROVIDERS & SERVICES (1.9%)
Fountain View, Inc. (a)(d)(i)(k)                             27             0(r)
HCA, Inc.                                                 9,300       377,859
Laboratory Corp. of America Holdings (a)                  6,900       274,206
QuadraMed Corp. (a)                                       6,368        18,149
Universal Health Services, Inc.
  Class B                                                 6,800       298,520
                                                                  -----------
                                                                      968,734
                                                                  -----------
HOUSEHOLD PRODUCTS (1.6%)
Energizer Holdings, Inc. (a)                              7,404       320,593
Kimberly-Clark Corp.                                      7,348       480,927
                                                                  -----------
                                                                      801,520
                                                                  -----------
INSURANCE (5.8%)
Allstate Corp. (The)                                     11,515       528,539
American International Group, Inc.                        2,400       171,960

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                         SHARES         VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
INSURANCE (CONTINUED)
*Hartford Financial Services
  Group, Inc. (The)                                      11,812   $   721,477
Marsh & McLennan Cos., Inc.                               4,800       216,480
Prudential Financial, Inc.                               10,400       456,976
*St. Paul Travelers Cos., Inc. (The)                     19,951       811,407
                                                                  -----------
                                                                    2,906,839
                                                                  -----------
INTERNET SOFTWARE & SERVICES (0.0%) (b)
Globix Corp. (a)(d)(i)(k)(s)                              2,477         6,038
                                                                  -----------

IT SERVICES (1.8%)
*Computer Sciences Corp. (a)                             21,872       894,783
                                                                  -----------
MACHINERY (1.6%)
Morris Material Handling, Inc. (a)(d)(i)(k)                 261         1,383
*Navistar International Corp. (a)                        16,900       763,035
Thermadyne Holdings Corp. (a)(d)                          2,474        36,368
                                                                  -----------
                                                                      800,786
                                                                  -----------
MEDIA (0.2%)
UnitedGlobalCom, Inc. (a)                                16,073       120,226
                                                                  -----------
METALS & MINING (1.0%)
Alcoa, Inc.                                              14,575       448,181
Algoma Steel, Inc. (a)(p)                                 1,785        12,720
Neenah Foundry Co. (a)(c)(d)                             10,780        12,397
                                                                  -----------
                                                                      473,298
                                                                  -----------
OIL & GAS (6.0%)
ChevronTexaco Corp.                                       5,205       476,258
ExxonMobil Corp.                                         12,012       511,111
Kerr-McGee Corp.                                          9,600       469,728
Premcor, Inc. (a)                                        13,000       447,590
Unocal Corp.                                              7,950       286,518
*Valero Energy Corp.                                     12,500       797,000
                                                                  -----------
                                                                    2,988,205
                                                                  -----------
PAPER & FOREST PRODUCTS (2.6%)
*Bowater, Inc.                                           18,400       771,880
International Paper Co.                                   4,608       185,795
MeadWestvaco Corp.                                       12,980       339,427
                                                                  -----------
                                                                    1,297,102
                                                                  -----------
PHARMACEUTICALS (2.3%)
Bristol-Myers Squibb Co.                                  9,600       240,960
*Merck & Co., Inc.                                       19,400       911,800
                                                                  -----------
                                                                    1,152,760
                                                                  -----------


                                                         SHARES         VALUE
ROAD & RAIL (0.8%)
Burlington Northern Santa Fe Corp.                       12,173   $   398,057
                                                                  -----------

SOFTWARE (1.0%)
BMC Software, Inc. (a)                                   28,300       489,590
                                                                  -----------

SPECIALTY RETAIL (1.4%)
*Gap, Inc. (The)                                         30,900       680,109
                                                                  -----------

THRIFTS & MORTGAGE FINANCE (2.0%)
PMI Group, Inc. (The)                                    13,800       593,814
Washington Mutual, Inc.                                   9,866       388,622
                                                                  -----------
                                                                      982,436
                                                                  -----------
TOBACCO (0.0%) (b)
North Atlantic Trading Co., Inc. (a)(d)(i)(k)               130         7,804
                                                                  -----------

WIRELESS TELECOMMUNICATION SERVICES (0.0%) (b)
Minorplanet Systems USA, Inc. (a)                         4,769         3,195
NEON Communications, Inc. (a)(d)(i)(k)                    4,021         5,026
                                                                  -----------
                                                                        8,221
                                                                  -----------
Total Common Stocks (Cost $27,651,347)                             30,139,357
                                                                  -----------

PREFERRED STOCKS (0.4%)
-----------------------------------------------------------------------------
MEDIA (0.1%)
Haights Cross Communications, Inc.
  16.00%, Class B (d)(j)(k)                                 900        44,325
Ziff Davis Media, Inc.
  10.00%, Series E-1 (d)                                     10         5,000
                                                                  -----------
                                                                       49,325
                                                                  -----------
REAL ESTATE (0.3%)
Sovereign Real Estate
  Investment Corp.
  12.00%, Series A (c)                                       97       138,710
                                                                  -----------
Total Preferred Stocks (Cost $128,636)                                188,035
                                                                  -----------

WARRANTS (0.0%) (b)
-----------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%) (b)
ICO Global Communications Holdings Ltd.
  Strike Price $60.00
  Expire 5/16/06 (a)(d)                                   1,812            18
                                                                  -----------

 20   MainStay Strategic Value Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES         VALUE
WARRANTS (CONTINUED)
-----------------------------------------------------------------------------
MEDIA (0.0%) (b)
Haights Cross Communications, Inc.
  Strike Price $0.001
  Expire 12/10/11 (a)(d)(i)(k)                                3   $         0(r)
  Preferred Class A
  Strike Price $0.001
  Expire 12/10/11 (a)(d)(i)(k)                              870             9
Ono Finance PLC
  Strike Price $0.01
  Expire 2/15/11 (a)(c)(d)                                  110             1
Ziff Davis Media, Inc.
  Strike Price $0.001
  Expire 8/12/12 (a)(c)                                   1,958           196
                                                                  -----------
                                                                          206
                                                                  -----------
METALS & MINING (0.0%) (b)
Neenah Foundry Co.
  Strike Price $0.01
  Expire 10/7/13 (a)(c)(d)                               10,519        12,097
                                                                  -----------

WIRELESS TELECOMMUNICATION SERVICES (0.0%) (b)
NEON Communications, Inc.
  Strike Price $0.01
  Expire 12/2/12 (a)(d)(i)(k)                             4,021            40
  Class A
  Strike Price $0.01
  Expire 12/2/12 (a)(d)(i)(k)                             2,192         2,740
  Redeemable Preferred
  Strike Price $0.01
  Expire 12/2/12 (a)(d)(i)(k)                             2,630            26
UbiquiTel, Inc.
  Strike Price $22.74
  Expire 4/15/10 (a)(c)(d)                                   65             1
                                                                  -----------
                                                                        2,807
                                                                  -----------
Total Warrants
  (Cost $14,132)                                                       15,128
                                                                  -----------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (6.8%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (3.9%)
American Express Credit Corp.
  0.99%, due 5/4/04                                 $   200,000       199,983

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
COMMERCIAL PAPER (CONTINUED)
American General Finance Corp.
  1.01%, due 5/4/04                                 $   130,000   $   129,989
Federal National Mortgage Association
  0.91%, due 5/3/04                                     265,000       264,987
Merrill Lynch & Co., Inc.
  1.00%, due 5/4/04                                     420,000       419,965
Morgan Stanley & Co.
  1.03%, due 5/24/04                                    205,000       204,865
UBS Finance (Delaware) LLC
  1.02%, due 5/3/04                                     700,000       699,960
                                                                  -----------
Total Commercial Paper (Cost $1,919,749)                            1,919,749
                                                                  -----------

                                                         SHARES
INVESTMENT COMPANY (2.8%)
Merrill Lynch Premier
  Institutional Fund                                  1,413,830     1,413,830
                                                                  -----------
Total Investment Company (Cost $1,413,830)                          1,413,830
                                                                  -----------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM LOAN PARTICIPATION (0.1%)
BUILDING PRODUCTS (0.1%)
Owens Corning, Inc.
  Bank debt, Revolver
  3.62%, due 1/1/05 (e)(g)(k)                       $    70,672        48,764
                                                                  -----------
Total Loan Participation (Cost $47,919)                                48,764
                                                                  -----------
Total Short-Term Investments (Cost $3,381,498)                      3,382,343
                                                                  -----------
Total Investments (Cost $46,275,992) (t)                   99.6%   49,666,511(u)
Cash and Other Assets,
  Less Liabilities                                          0.4       221,712
                                                    -----------   -----------
Net Assets                                                100.0%  $49,888,223
                                                    ===========   ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

(a)   Non-income producing security.
(b)   Less than one tenth of a percent.
(c)   May be sold to institutional investors only.
(d)   Illiquid security.
(e)   Issue in default.
(f)   Issuer in bankruptcy.
(g) Floating rate. Rate shown is the rate in effect at April 30, 2004.
(h) Equity Units--each unit reflects 1 Senior Note plus 1 purchase contract to acquire shares of common stock at $100.00 by November 16, 2004.
(i)   Fair valued security.
(j) PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.
(k)   Restricted security.
(l)   PEPS Units (Premium Equity Participating Security
      Units)--each unit reflects a Trust Preferred Security plus 1 purchase contract to acquire shares of common stock at $25.00 by May 18, 2004.
(m) 82 Units -- each unit reflects $1,000 principal amount of 13.875% Senior Notes plus 1 warrant to acquire
      19.9718 shares of common stock at $0.01 per share by March 15, 2010.
(n) CIK ("Cash in Kind")--interest payment is made with cash or additional securities.
(o)   Partially segregated for unfunded loan commitments.
(p)   Canadian Security.
(q) Yankee Bond--Dollar-denominated bond issued in the United States by a foreign bank or corporation.
(r)   Less than one dollar.
(s)   An affiliate.
(t) The cost for federal income tax purposes is $46,561,703.
(u)   At April 30, 2004, net unrealized appreciation was
      $3,104,808, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $4,536,419 and aggregate gross unrealized depreciation for all investments on which there was an excess cost over market value of $1,431,611.
      The following abbreviations were used in the above portfolio:
      C$ -- Canadian Dollar
      E -- Euro
      L -- Pound Sterling

 22   MainStay Strategic Value Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost $46,275,992)                              $49,666,511
Cash denominated in foreign currencies
  (identified cost $69,399)                           67,831
Cash                                                  12,092
Receivables:
  Investment securities sold                         864,827
  Dividends and interest                             316,891
  Fund shares sold                                    70,010
Other assets                                          20,292
                                                 -----------
    Total assets                                  51,018,454
                                                 -----------
LIABILITIES:
Payables:
  Investment securities purchased                    866,077
  Fund shares redeemed                                91,105
  Transfer agent                                      53,049
  NYLIFE Distributors                                 32,594
  Manager                                             23,139
  Custodian                                            6,022
  Trustees                                             1,475
Accrued expenses                                      56,770
                                                 -----------
    Total liabilities                              1,130,231
                                                 -----------
Net assets                                       $49,888,223
                                                 ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                        $    13,093
  Class B                                             33,137
  Class C                                              1,070
Additional paid-in capital                        49,481,735
Accumulated undistributed net investment income        7,201
Accumulated net realized loss on investments
  and written option transactions                 (3,060,929)
Accumulated undistributed net realized gain on
  foreign currency transactions                       25,108
Net unrealized appreciation on investments         3,390,519
Net unrealized depreciation on translation of
  other assets and liabilities in foreign
  currencies                                          (2,711)
                                                 -----------
Net assets                                       $49,888,223
                                                 ===========
CLASS A
Net assets applicable to outstanding shares      $13,825,780
                                                 ===========
Shares of beneficial interest outstanding          1,309,304
                                                 ===========
Net asset value per share outstanding            $     10.56
Maximum sales charge (5.50% of offering price)          0.61
                                                 -----------
Maximum offering price per share outstanding     $     11.17
                                                 ===========
CLASS B
Net assets applicable to outstanding shares      $34,934,200
                                                 ===========
Shares of beneficial interest outstanding          3,313,746
                                                 ===========
Net asset value and offering price
  per share outstanding                          $     10.54
                                                 ===========
CLASS C
Net assets applicable to outstanding shares      $ 1,128,243
                                                 ===========
Shares of beneficial interest outstanding            107,015
                                                 ===========
Net asset value and offering price
  per share outstanding                          $     10.54
                                                 ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                   $  353,437
  Interest                                           546,517
                                                  ----------
    Total income                                     899,954
                                                  ----------
EXPENSES:
  Manager                                            175,396
  Distribution -- Class B                            125,824
  Distribution -- Class C                              3,465
  Transfer agent                                     113,470
  Service -- Class A                                  15,369
  Service -- Class B                                  41,941
  Service -- Class C                                   1,155
  Shareholder communication                           24,714
  Professional                                        20,662
  Registration                                        18,516
  Custodian                                           14,042
  Recordkeeping                                        9,452
  Trustees                                             2,752
  Miscellaneous                                       25,644
                                                  ----------
    Total expenses before reimbursement              592,402
Expense reimbursement by Manager and Subadvisor      (65,549)
                                                  ----------
    Net expenses                                     526,853
                                                  ----------
Net investment income                                373,101
                                                  ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
  Security transactions                              552,345
  Foreign currency transactions                       25,108
                                                  ----------
Net realized gain on investments and foreign
  currency transactions                              577,453
                                                  ----------
Net change in unrealized appreciation on:
  Security transactions                            1,929,357
  Translation of other assets and liabilities in
    foreign currencies and foreign currency
    forward transactions                              (2,841)
                                                  ----------
Net unrealized gain on investments and foreign
  currency transactions                            1,926,516
                                                  ----------
Net realized and unrealized gain on investments
  and foreign currency transactions                2,503,969
                                                  ----------
Net increase in net assets resulting from
  operations                                      $2,877,070
                                                  ==========

(a) Dividends recorded net of withholding taxes of $451.

 24   MainStay Strategic Value Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                     2004         2003*           2002
INCREASE (DECREASE)
IN NET ASSETS:
Operations:
 Net investment income        $   373,101   $   686,006   $    745,823
 Net realized gain (loss) on
  investments, written
  option and foreign
  currency transactions           577,453      (979,123)    (1,987,695)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and foreign
  currency transactions         1,926,516     7,359,073     (4,596,623)
                              ----------------------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    2,877,070     7,065,956     (5,838,495)
                              ----------------------------------------

Dividends to shareholders:

 From net investment income:
   Class A                       (138,894)     (194,845)      (207,179)
   Class B                       (255,053)     (418,040)      (519,324)
   Class C                         (7,000)       (8,943)       (10,070)
                              ----------------------------------------
 Total dividends to
  shareholders                   (400,947)     (621,828)      (736,573)
                              ----------------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                      4,059,339     3,808,940      2,772,185
   Class B                      4,987,950     5,036,688      4,566,761
   Class C                        491,330       371,225        613,586

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions:
   Class A                        128,002       186,193        198,269
   Class B                        244,627       401,912        500,414
   Class C                          5,187         6,547          6,900
                              ----------------------------------------
                                9,916,435     9,811,505      8,658,115

 Cost of shares redeemed:
   Class A                     (1,591,822)   (2,165,249)    (1,991,966)
   Class B                     (2,620,894)   (3,700,342)    (4,692,754)
   Class C                       (187,476)     (223,176)      (347,675)
                              ----------------------------------------
                               (4,400,192)   (6,088,767)    (7,032,395)
    Increase (decrease) in
     net assets derived from
     capital share
     transactions               5,516,243     3,722,738      1,625,720
                              ----------------------------------------
    Net increase (decrease)
     in net assets              7,992,366    10,166,866     (4,949,348)

                                     2004         2003*           2002

NET ASSETS:
Beginning of period           $41,895,857   $31,728,991   $ 36,678,339
                              ----------------------------------------
End of period                 $49,888,223   $41,895,857   $ 31,728,991
                              ========================================
Accumulated undistributed
 (distributions in excess
 of) net investment income
 at end of period             $     7,201   $    35,047   $    (37,568)
                              ========================================

*  The Fund changed its fiscal year end from December 31 to October 31.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                         JANUARY 31,
                                            SIX MONTHS      2003                                CLASS A
                                              ENDED        THROUGH     ---------------------------------------------------------
                                            APRIL 30,    OCTOBER 31,                    YEAR ENDED DECEMBER 31,
                                              2004*        2003**        2002       2001       2000       1999            1998
Net asset value at beginning of period       $  9.97       $  8.36     $ 10.12    $ 10.55    $ 11.15    $ 10.18         $ 10.29
                                             -------       -------     -------    -------    -------    -------         -------
Net investment income                           0.11          0.22(a)     0.26       0.28(a)(d)    0.31    0.22            0.15
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                  0.60          1.58       (1.77)     (0.20)(d)    0.29      1.15           (0.10)
                                             -------       -------     -------    -------    -------    -------         -------
Total from investment operations                0.71          1.80       (1.51)      0.08       0.60       1.37            0.05
                                             -------       -------     -------    -------    -------    -------         -------
Less dividends and distributions:
  From net investment income                   (0.12)        (0.19)      (0.25)     (0.30)     (0.33)     (0.23)          (0.15)
  From net realized gain on investments           --            --          --      (0.21)     (0.87)     (0.17)          (0.01)
                                             -------       -------     -------    -------    -------    -------         -------
Total dividends and distributions              (0.12)        (0.19)      (0.25)     (0.51)     (1.20)     (0.40)          (0.16)
                                             -------       -------     -------    -------    -------    -------         -------
Net asset value at end of period             $ 10.56       $  9.97     $  8.36    $ 10.12    $ 10.55    $ 11.15         $ 10.18
                                             =======       =======     =======    =======    =======    =======         =======
Total investment return (b)                     7.11%        21.85%     (14.98%)     0.81%      5.78%     13.59%           0.52%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                       2.17%+        2.87%+      2.78%      2.62%(d)    2.76%     1.97%           1.49%
    Net expenses                                1.70%+        1.70%+      1.74%      1.83%      1.82%      1.69%           1.79%
    Expenses (before reimbursement)             1.98%+        2.25%+      2.14%      1.83%      1.82%      1.69%           1.79%
Portfolio turnover rate                           16%           39%         53%        82%       113%       122%            203%
Net assets at end of period (in 000's)       $13,826       $10,604     $ 7,174    $ 7,636    $19,278    $18,899         $17,946

                                                         JANUARY 1,
                                            SIX MONTHS      2003                        CLASS C
                                              ENDED        THROUGH     -----------------------------------------
                                            APRIL 30,    OCTOBER 31             YEAR ENDED DECEMBER 31,
                                              2004*        2003**        2002       2001       2000       1999
Net asset value at beginning of period        $ 9.96       $ 8.35       $10.10     $10.54     $11.13     $10.17
                                              ------       ------       ------     ------     ------     ------
Net investment income                           0.07         0.16(a)      0.19       0.20(a)(d)    0.23    0.14
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                  0.59         1.59        (1.76)     (0.21)(d)    0.30      1.14
                                              ------       ------       ------     ------     ------     ------
Total from investment operations                0.66         1.75        (1.57)     (0.01)      0.53       1.28
                                              ------       ------       ------     ------     ------     ------
Less dividends and distributions:
  From net investment income                   (0.08)       (0.14)       (0.18)     (0.22)     (0.25)     (0.15)
  From net realized gain on investments           --           --           --      (0.21)     (0.87)     (0.17)
                                              ------       ------       ------     ------     ------     ------
Total dividends and distributions              (0.08)       (0.14)       (0.18)     (0.43)     (1.12)     (0.32)
                                              ------       ------       ------     ------     ------     ------
Net asset value at end of period              $10.54       $ 9.96       $ 8.35     $10.10     $10.54     $11.13
                                              ======       ======       ======     ======     ======     ======
Total investment return (b)                     6.63%       21.19%      (15.58%)    (0.07%)     5.07%     12.64%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                       1.42%+       2.12%+       2.03%      1.87%(d)    2.01%     1.22%
    Net expenses                                2.45%+       2.45%+       2.49%      2.58%      2.57%      2.44%
    Expenses (before reimbursement)             2.73%+       3.00%+       2.89%      2.58%      2.57%      2.44%
Portfolio turnover rate                           16%          39%          53%        82%       113%       122%
Net assets at end of period (in 000's)        $1,128       $  770       $  517     $  358     $  260     $  154


                                            SEPTEMBER 1***
                                                THROUGH
                                             DECEMBER 31,
                                                 1998
Net asset value at beginning of period          $ 9.15
                                                ------
Net investment income                             0.05
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                    1.03
                                                ------
Total from investment operations                  1.08
                                                ------
Less dividends and distributions:
  From net investment income                     (0.05)
  From net realized gain on investments          (0.01)
                                                ------
Total dividends and distributions                (0.06)
                                                ------
Net asset value at end of period                $10.17
                                                ======
Total investment return (b)                      11.77%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                         0.74%+
    Net expenses                                  2.54%+
    Expenses (before reimbursement)               2.54%
Portfolio turnover rate                            203%
Net assets at end of period (in 000's)          $   84

*    Unaudited
     The Fund changed its fiscal year end from December 31 to
**   October 31.
***  Class C shares were first offered on September 1, 1998.
+    Annualized.
     Per share data based on average shares outstanding during
(a)  the period.
     Total return is calculated exclusive of sales charges and is
(b)  not annualized.
(c)  Less than one cent per share.
     As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have
(d)  not been restated to reflect this change in presentation.

                                                                  Class A           Class B           Class C
                                                              ---------------   ---------------   ---------------
Decrease net investment income..............................      ($0.00)(c)        ($0.00)(c)        ($0.00)(c)
Increase net realized and unrealized gains and losses.......        0.00(c)           0.00)(c)          0.00(c)
Decrease ratio of net investment income.....................       (0.03%)           (0.03%)           (0.03%)

 26   MainStay Strategic Value Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

             JANUARY 1,
SIX MONTHS      2003                                CLASS B
  ENDED        THROUGH     ---------------------------------------------------------
APRIL 30,    OCTOBER 31,                    YEAR ENDED DECEMBER 31,
  2004*        2003**        2002       2001            2000       1999       1998
 $  9.96       $  8.35     $ 10.10    $ 10.54         $ 11.13    $ 10.17    $ 10.29
 -------       -------     -------    -------         -------    -------    -------
    0.07          0.16(a)     0.19       0.20(a)(d)      0.23       0.14       0.08
    0.59          1.59       (1.76)     (0.21)(d)        0.30       1.14      (0.11)
 -------       -------     -------    -------         -------    -------    -------
    0.66          1.75       (1.57)     (0.01)           0.53       1.28      (0.03)
 -------       -------     -------    -------         -------    -------    -------
   (0.08)        (0.14)      (0.18)     (0.22)          (0.25)     (0.15)     (0.08)
      --            --          --      (0.21)          (0.87)     (0.17)     (0.01)
 -------       -------     -------    -------         -------    -------    -------
   (0.08)        (0.14)      (0.18)     (0.43)          (1.12)     (0.32)     (0.09)
 -------       -------     -------    -------         -------    -------    -------
 $ 10.54       $  9.96     $  8.35    $ 10.10         $ 10.54    $ 11.13    $ 10.17
 =======       =======     =======    =======         =======    =======    =======
    6.63%        21.20%     (15.58%)    (0.07%)          5.07%     12.64%     (0.27%)
    1.42%+        2.12%+      2.03%      1.87%(d)        2.01%      1.22%      0.74%
    2.45%+        2.45%+      2.49%      2.58%           2.57%      2.44%      2.54%
    2.73%+        3.00%+      2.89%      2.58%           2.57%      2.44%      2.54%
      16%           39%         53%        82%            113%       122%       203%
 $34,934       $30,521     $24,038    $28,684         $30,134    $35,702    $38,528

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Strategic Value Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on October 22, 1997. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek maximum long-term total return from a combination of common stocks, convertible securities and high yield securities.

The Fund invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund also invests in foreign securities which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's Manager to be representative of market values at the regular close of business of the Exchange. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Options contracts are valued at the last posted settlement price on the market where any such options or futures are principally traded.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. Should the Manager or Subadvisor conclude that such events may have effected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

(B) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and

 28   MainStay Strategic Value Fund
payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

(C) LOAN PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan commitments and loan participations. Loan commitments and loan participations are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money and records interest as earned. The unfunded amounts are recorded in memorandum accounts. The Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants").

(D) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing or to seek to enhance returns. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

(E) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(F) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(G) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities purchased for the Fund are accreted and amoritized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amoritized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(H) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

                                                    www.mainstayfunds.com     29

Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(I) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities -- at the valuation date,

(ii) purchases and sales of investment securities, income and expenses -- at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized gains (losses) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

(J) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.75% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.70%, 2.45% and 2.45% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended April 30, 2004, the Manager earned from the Fund $175,396 and reimbursed the Fund $65,549.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.375% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $5,293 for the six months ended April 30, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $16, $12,191 and $464, respectively, for the six months ended April 30, 2004.

 30   MainStay Strategic Value Fund

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the six months ended April 30, 2004 amounted to $113,470.

(E) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Strategic Value Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in Professional fees as shown in the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $538 for the six months ended April 30, 2004.
The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $9,452 for the six months ended April 30, 2004.

NOTE 4 -- RESTRICTED SECURITIES:

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Restricted securities held at April 30, 2004:

                                                                           PRINCIPAL
                                                           DATE(S) OF        AMOUNT/                      4/30/04      PERCENT OF
SECURITY                                                  ACQUISITION         SHARES           COST         VALUE      NET ASSETS
Fountain View, Inc.
  Common Stock                                                2/23/03            27       $       0(a)   $      0(a)         0.0%(b)
---------------------------------------------------------------------------------------------------------------------------------
Globix Corp.
  Common Stock                                        6/21/01-3/13/02         2,477             651         6,038            0.0(b)
---------------------------------------------------------------------------------------------------------------------------------
Goodyear Tire & Rubber Co. (The)
  2nd Lien Note
  11.00%, due 3/1/11                                          2/27/04      $115,000         114,331       125,925            0.3
---------------------------------------------------------------------------------------------------------------------------------
GT Group Telecom Services Corp.
  Bank debt, Term Loan A
  6.5625%, due 6/30/08                                        1/30/01        34,993          13,648             3            0.0(b)
  Bank debt, Term Loan B
  6.625%, due 6/30/08                                         1/30/01        25,007           9,822             3            0.0(b)
---------------------------------------------------------------------------------------------------------------------------------
Haights Cross Communications, Inc.
  Preferred Stock
  16.00%, Class B                                             1/15/04           900          41,869        44,325            0.1
  Warrants                                                    1/15/04             3               0(a)          0(a)         0.0(b)
  Warrants, Preferred Class A                                 1/15/04           870               9             9            0.0(b)
---------------------------------------------------------------------------------------------------------------------------------
Morris Material Handling, Inc.
  Common Stock                                        3/5/99-10/22/01           261             102         1,383            0.0(b)
---------------------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     31

                                                                           PRINCIPAL
                                                           DATE(S) OF        AMOUNT/                      4/30/04      PERCENT OF
SECURITY                                                  ACQUISITION         SHARES           COST         VALUE      NET ASSETS
NEON Communications, Inc.
  Common Stock                                                9/11/03         4,021       $   3,563      $  5,026            0.0%(b)
  Convertible Preferred Stock
  12.00%                                                      12/3/02           438           4,882         4,928            0.0(b)
  Warrants                                                    9/11/03         4,021           3,563            40            0.0(b)
  Warrants, Class A                                           12/3/02         2,192              22         2,740            0.0(b)
  Warrants, Redeemable Preferred                              12/3/02         2,630              26            26            0.0(b)
---------------------------------------------------------------------------------------------------------------------------------
North Atlantic Trading Co., Inc.
  Common Stock                                                4/21/04           130               1         7,804            0.0(b)
---------------------------------------------------------------------------------------------------------------------------------
Owens Corning, Inc.
  Bank debt, Revolver
  3.62%, due 1/1/05                                    1/10/02-6/6/02      $ 70,672          47,919        48,764            0.1
---------------------------------------------------------------------------------------------------------------------------------
Pacific & Atlantic (Holdings), Inc.
  Convertible Preferred Stock
  7.50%, Class A                                       2/4/00-6/28/02           207               2             2            0.0(b)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                          $ 240,410      $247,016            0.5%
---------------------------------------------------------------------------------------------------------------------------------

(a) Less than one dollar.
(b) Less than one tenth of a percent.

NOTE 5 -- FEDERAL INCOME TAX:

At October 31, 2003, for federal income tax purposes, capital loss carryforwards of $3,328,109 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

        CAPITAL LOSS               AMOUNT
      AVAILABLE THROUGH            (000'S)
            2010                   $1,669
            2011                    1,659
  ---------------------------------------------
                                   $3,328
  ---------------------------------------------

The tax character of distributions paid during the ten months ended October 31, 2003 and year ended December 31, 2002, shown in the Statement of Changes in Net Assets, was as follows:

                                          2003        2002
Distributions paid from:
  Ordinary Income                     $621,828    $736,573
----------------------------------------------------------

NOTE 6 -- LOAN COMMITMENTS AND FOREIGN CURRENCY:

COMMITMENTS AND CONTINGENCIES. As of April 30, 2004, the Fund had unfunded loan commitments pursuant to the following loan agreement:

                                              UNFUNDED
BORROWER                                     COMMITMENT
Owens Corning, Inc.                            $4,170
-------------------------------------------------------

This commitment is available until maturity date of the respective security.

Foreign currency held at April 30, 2004:

            CURRENCY                    COST      VALUE
Euro                      E    40      $    49   $    48
Pound Sterling            L38,223       69,350    67,783
--------------------------------------------------------
                                       $69,399   $67,831
--------------------------------------------------------

NOTE 7 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2004, purchases and sales of securities, other than short-term securities, were $13,483 and $6,912, respectively.

 32   MainStay Strategic Value Fund

NOTE 8 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2004.

NOTE 9 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                    SIX MONTHS ENDED
                                     APRIL 30, 2004*
                                CLASS A  CLASS B  CLASS C
Shares sold                         383      474     47
---------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                      12       23     --(a)
---------------------------------------------------------
                                    395      497     47
---------------------------------------------------------
Shares redeemed                   (149)    (248)   (17)
---------------------------------------------------------
Net increase                        246      249     30
---------------------------------------------------------

                                   JANUARY 1, THROUGH
                                   OCTOBER 31, 2003**
                                CLASS A  CLASS B  CLASS C
Shares sold                         425      553       39
---------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                      21       45        1
---------------------------------------------------------
                                    446      598       40
---------------------------------------------------------
Shares redeemed                   (241)    (412)     (25)
---------------------------------------------------------
Net increase                        205      186       15
---------------------------------------------------------

                                       YEAR ENDED
                                    DECEMBER 31, 2002
                                CLASS A  CLASS B  CLASS C

Shares sold                         302      496       65
---------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                      23       57        1
---------------------------------------------------------
                                    325      553       66
---------------------------------------------------------
Shares redeemed                   (222)    (513)     (39)
---------------------------------------------------------
Net increase                        103       40       27
---------------------------------------------------------

(a)  Less than one thousand.
 *  Unaudited.
**  The Fund changed its fiscal year end from December 31 to October 31.

NOTE 10 -- OTHER MATTERS:

(A) On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's reports on the Trust's financial statements for the period ended October 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

(B) NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. NYLIM and the MainStay Equity Index Fund are currently seeking to resolve the SEC Staff's concerns regarding these matters, although there can be no assurance at this time as to the outcome of these efforts.

                                                    www.mainstayfunds.com     33

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              55           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Manager, NYLIFE Distributors LLC; Vice
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 portfolios);
                                                 President, Eclipse Funds Inc. (10
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                23           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   23           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           23           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                23           Non-Executive
        McGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               23           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

 34   MainStay Strategic Value Fund

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        MICHAEL H.        Trustee since 2003     Retired. Independent Consultant (1999 to            23           None
        SUTTON(+)                                present) (accounting and capital market
        9/19/40                                  regulation); Consultant, Financial
                                                 Accounting Standards Board (1998 to
                                                 1999); Chief Accountant, United States
                                                 Securities and Exchange Commission (1995
                                                 to 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Trustee since 1994     Advisor (July 2003 to present) and                  23           None
        TRUTANIC                                 Managing Director (2001 to 2003), The
        2/13/52                                  Carlyle Group (private investment firm);
                                                 Chairman and Chief Executive Officer,
                                                 Somerset Group (financial advisory firm);
                                                 Senior Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             36           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.;
                                                 Manager, NYLIFE Distributors LLC;
                                                 Director, New York Life Trust Company.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    61           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Chief Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ROBERT A.         Secretary since 2001   Senior Managing Director, General Counsel           55           None
        ANSELMI                                  and Secretary, New York Life Investment
        10/19/46                                 Management LLC (including predecessor
                                                 advisory organizations); Secretary, New
                                                 York Life Investment Management Holdings
                                                 LLC; Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIFE Distributors LLC;
                                                 Secretary, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds Inc., and Eclipse Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc., (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             55           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 NYLIFE Securities Inc.; Vice
                                                 President-Financial Operations and Chief
                                                 Financial Officer, NYLIFE Distributors
                                                 LLC; Tax Vice President, New York Life
                                                 International, LLC; Tax Vice President,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     + Resigned effective June 11, 2004.

                                                    www.mainstayfunds.com     35

MAINSTAY FUNDS

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Core Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MacKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

McMORGAN & COMPANY LLC(3)
San Francisco, California

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT AUDITORS

KPMG LLP

 36   MainStay Strategic Value Fund

                       This page intentionally left blank

                       This page intentionally left blank

(MAINSTAY LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds
(C) 2004 by NYLIFE Distributors LLC. All rights reserved.       SEC File Number:
                                                                       811-04550

NYLIM-A05458         [RECYCLE LOGO]                                 MSST10-06/04

(MAINSTAY LOGO)

                                             MAINSTAY(R)
                                             BLUE CHIP GROWTH FUND

                                             The MainStay(R) Funds

                                             Semiannual Report
                                             Unaudited

                                             April 30, 2004

                       This page intentionally left blank

 2   MainStay Blue Chip Growth Fund

MESSAGE FROM
THE PRESIDENT

Most domestic and international stock markets advanced during the six months ended April 30, 2004. The U.S. economy generally improved, with real gross domestic product growing at a seasonally adjusted annual rate of 4.1% in the fourth quarter of 2003 and, according to preliminary estimates, rising 4.4% in the first quarter of 2004. Inflation remained relatively modest throughout the reporting period but increased enough to reassure the Federal Reserve that unwanted deflation was no longer a serious concern.

Increases in corporate productivity led to worries that we might be having a "jobless recovery." In early April, however, the release of March employment figures showed a dramatic rise in nonfarm payrolls. Unfortunately, the combination of higher employment and rising inflation suggested that the Federal Reserve might soon move to raise interest rates. Bond markets adjusted to accommodate this perception, with yields rising and prices declining in April. The stock market, which had recorded relatively steady gains since mid-March of 2003, became increasingly volatile from late January through the end of April 2004.

In March and April, bond yields rose to reflect the increasing likelihood of a less-accommodative monetary policy. Since bond prices and yields tend to move in opposite directions, several bond indices recorded negative price performance during the six-month reporting period, but most provided positive total returns.

A weak U.S. dollar helped strengthen the performance of international stocks and was good news for U.S. exporters. The strengthening Japanese economy was greeted as positive news by international investors, but moves to decelerate the rapid economic growth in China were not as favorably received. Several international markets provided double-digit total returns for the six-month reporting period.

On January 1, 2004, the Eclipse Funds were re-branded as MainStay Funds. The change was part of a repositioning initiative at New York Life Investment Management LLC. During the reporting period, some Funds were merged, others liquidated, and still others renamed. The result was a single, robust, and integrated mutual fund family that gives investors a more comprehensive array of alternatives.

At MainStay, each of our Funds seeks to achieve its investment objective through consistent application of an established investment process. Whether the investments you've chosen use quantitative analysis, fundamental research, or a combination of the two, our disciplines remain the same, even when the markets move. We believe that our time-tested investment strategies can help you pursue your long-range goals with confidence. We hope to continue to serve your investment needs for many years to come.

Sincerely,

/s/ GARY E. WENDLANDT

Gary E. Wendlandt

President

   TABLE OF CONTENTS

   Message from the President                     3
---------------------------------------------------

   Investment and Performance Comparison          4
---------------------------------------------------

   Portfolio Management Discussion and
   Analysis                                       7
---------------------------------------------------

   Portfolio Composition                          8
---------------------------------------------------

   Portfolio of Investments                       9

   Financial Statements                          11
---------------------------------------------------

   Notes to Financial Statements                 16
---------------------------------------------------

   Trustees and Officers                         20
---------------------------------------------------

   MainStay(R) Funds                             22

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

                                                             SIX     ONE     FIVE     SINCE
BENCHMARKS                                                  MONTHS   YEAR   YEARS   INCEPTION
S&P 500(R) INDEX(1)                                          6.27%  22.88%  -2.26%      1.71%
AVERAGE LIPPER LARGE-CAP CORE FUND(2)                         4.52  19.51   -3.27        0.33

 CLASS A SHARES
--------------------------------------------------------------------------------

                          SIX      ONE      FIVE      SINCE
TOTAL RETURNS            MONTHS    YEAR    YEARS    INCEPTION
-------------------------------------------------------------
With sales charges       -2.98%   16.11%   -6.78%    -1.77%
Excluding sales charges   2.67    22.87    -5.72      -0.83

                                                                 MAINSTAY BLUE CHIP GROWTH
PERIOD-END                                                                  FUND                        S&P 500 INDEX (1)
----------                                                       -------------------------              -----------------
6/1/98                                                                     $  945                             $1,000
                                                                            1,208                              1,240
                                                                            1,649                              1,365
                                                                            1,228                              1,188
                                                                              943                              1,038
                                                                              732                                900
4/30/04                                                                       900                              1,106

                                               -- MainStay Blue Chip Growth Fund
                                                                -- S&P 500 Index

 CLASS B SHARES
--------------------------------------------------------------------------------

                          SIX      ONE      FIVE      SINCE
TOTAL RETURNS            MONTHS    YEAR    YEARS    INCEPTION
-------------------------------------------------------------
With sales charges       -2.80%   16.79%   -6.82%    -1.74%
Excluding sales charges   2.20    21.79    -6.46      -1.58

                                                                 MAINSTAY BLUE CHIP GROWTH
PERIOD-END                                                                  FUND                        S&P 500 INDEX (1)
----------                                                       -------------------------              -----------------
6/1/98                                                                     $1,000                             $1,000
                                                                            1,271                              1,240
                                                                            1,723                              1,365
                                                                            1,272                              1,188
                                                                              970                              1,038
                                                                              747                                900
4/30/04                                                                       901                              1,106

                                               -- MainStay Blue Chip Growth Fund
                                                                -- S&P 500 Index

 CLASS C SHARES
--------------------------------------------------------------------------------

                          SIX      ONE      FIVE      SINCE
TOTAL RETURNS            MONTHS    YEAR    YEARS    INCEPTION
-------------------------------------------------------------
With sales charges       1.20%    20.79%   -6.46%    -1.58%
Excluding sales charges   2.20    21.79    -6.46      -1.58

                                                                 MAINSTAY BLUE CHIP GROWTH
PERIOD-END                                                                  FUND                        S&P 500 INDEX (1)
----------                                                       -------------------------              -----------------
6/1/98                                                                     $1,000                             $1,000
                                                                            1,271                              1,240
                                                                            1,723                              1,365
                                                                            1,272                              1,188
                                                                              970                              1,038
                                                                              747                                900
4/30/04                                                                       910                              1,106

                                               -- MainStay Blue Chip Growth Fund
                                                                -- S&P 500 Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $1,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Performance for Class C shares, first offered 9/1/98, includes the historical performance of Class B shares from inception (6/1/98) through 8/31/98 adjusted to reflect the applicable CDSC for such shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Blue Chip Growth Fund

1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

                                                     www.mainstayfunds.com     5

 $1,000 INVESTED IN MAINSTAY BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                        ENDING ACCOUNT                          VALUE
                                                         VALUE (BASED                         (BASED ON
                                        BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                         ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                          VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
 SHARE CLASS                             11/1/03           4/30/04            PERIOD          EXPENSES)           PERIOD
 ------------------------------------------------------------------------------------------------------------------------
 CLASS A(1)                              $1,000             $1,027             $10              $1,040             $10
 ------------------------------------------------------------------------------------------------------------------------

 CLASS B(1)                              $1,000             $1,022             $14              $1,036             $14
 ------------------------------------------------------------------------------------------------------------------------

 CLASS C(1)                              $1,000             $1,022             $14              $1,036             $14
 ------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).

 6   MainStay Blue Chip Growth Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Howard F. Ward of Gabelli Asset Management Company

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKET DURING THE SIX MONTHS ENDED APRIL 30, 2004?

On December 11, 2003, the Dow Jones Industrial Average(1) closed above 10,000 for the first time since May 24, 2002. Chief among the factors boosting the stock market was a remarkable improvement in corporate profits. Other economic news was also generally positive. For example, the fourth quarter of 2003 saw improvement in jobs data, as weekly unemployment claims began a pronounced decline and the economy saw additions to nonfarm payrolls. Evidence continued to mount that the economic recovery was also boosting the manufacturing sector. Importantly, the overall rate of inflation remained low.

In January 2004, the Dow Jones Industrial Average and the Nasdaq(R) Composite Index(2) both reached highs not seen since before September 11, 2001, as fourth-quarter corporate earnings reported in January continued 2003's positive trend. Earnings reported into February were also strong. The stock market began to show some hesitation, however, investors started to fear that the strong showing that began in March 2003 had run its course. All three major stock market indexes declined between February and April. At April 30, 2004, the Dow Jones Industrial Average was about 13% below its year 2000 high, the S&P 500(R) Index(3) was about 28% below its March 2000 peak, and the Nasdaq(R) Composite Index remained about 62% below its year 2000 summit. Interestingly, these indexes all sit below year 2000 levels while earnings for the S&P 500(R) are expected to be roughly 10% higher this year than during 2000, and interest rates are substantially lower.

WHAT FACTORS MOST SIGNIFICANTLY AFFECTED FUND PERFORMANCE DURING THE REPORTING PERIOD?

We maintained a procyclical investment stance, investing in sectors that we believed would benefit from improvements in economic growth. In April 2004, many of the companies in the Fund's portfolio announced stronger-than-expected first-quarter earnings following positive earnings growth in the fourth quarter of 2003. Although a few companies missed expectations, the difficulties were not generally enough to change our outlook. Nokia, however, was an exception. The company had disappointing earnings in both the fourth and first calendar quarters, prompting us to significantly reduce the Fund's position in the company.

HOW DID SECTOR ALLOCATION AND STOCK SELECTION AFFECT THE FUND'S PERFORMANCE?

For the period under review, sector allocation in energy, healthcare, and financials helped the Fund's relative performance, as did superior stock picking in the consumer staples, industrials, and consumer discretionary sectors. On the other hand, sector allocation in information technology, consumer staples, industrials, consumer discretionary, and telecommunication services detracted from the Fund's relative performance, as did stock selection in financials and information technology.

WHAT WERE SOME OF THE FUND'S STRONG PERFORMERS DURING THE REPORTING PERIOD?

Retailer eBay (+43%)(4) provided outstanding results. Other strong performers included Burlington Resources (+38%), Symantec (+35%), Whole Foods Market (+35%), and Occidental Petroleum (+34%).

WHICH STOCKS UNDERPERFORMED?

KLA-Tencor (-27%), a leading company in the semiconductor & semiconductor equipment industry, was the Fund's worst-performing stock during the reporting period. Other holdings that underperformed included Veritas Software (-26%), Charles Schwab (-24%), Intel (-22%), and Applied Materials (-22%).

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

During the fourth calendar quarter, we initiated positions in United Technologies, 3M, and American International Group, as we sought to increase the Fund's exposure to accelerating global growth and to an upturn in capital spending. From January through April, we added several positions in the consumer discretionary, energy, health care, financial services, and media sectors. Our goal was to add companies with strong growth prospects to the portfolio, seeking to enhance the contribution from our overall

Past performance is no guarantee of future results. Investment objectives may not be met, as the underlying investment options are subject to market risk and fluctuations in value.
1. The Dow Jones Industrial Average is an unmanaged, price-weighted average of 30 actively traded blue-chip stocks, primarily industrials, bur also including financial, leisure, and other service-oriented firms. An investment cannot be made directly into an index or an average.
2. The Nasdaq(R) Composite Index measures all Nasdaq domestic and international based common type stocks listed on The Nasdaq Stock Market. The Nasdaq(R) Composite includes over 4,000 companies. An investment cannot be made directly into an index.
3. See footnote on page 3 for more information about the S&P 500(R) Index.
4. Percentages reflect total returns of Fund holdings in the securities mentioned, including purchases and sales, for the six months ended 4/30/04, or for the portion of the reporting period such securities were held in the Fund, if shorter.

                                                     www.mainstayfunds.com     7
portfolio positioning while reducing the Fund's stock-specific risk.

WHAT STOCKS DID THE FUND SELL?

In the last months of 2003, we modestly trimmed various information technology positions on strength and reduced the Fund's exposure to Marsh & McLennan because of well-publicized problems at their Putnam subsidiary. In the early months of 2004, we eliminated Fund holdings in Mellon Financial and Omnicom. As mentioned, in April we dramatically reduced the Fund's position in Nokia.

DID THE FUND CHANGE ITS INDUSTRY GROUP WEIGHTINGS?

Weighting changes in the Fund resulted primarily from security purchases and sales and from industry allocation decisions. From the end of October 2003 to the end of April 2004, the Fund decreased its weighting in the information technology sector from 26.6% to 24.5%, taking profits and selling into strength. We also reduced the Fund's weighting in the telecommunications services sector from 3.4% to 2.4% over the same time frame, taking profits in the wireless telecommunication services industry. Finally, we decreased the Fund's weighting in the consumer discretionary sector from 21.3% to 17.0%, primarily by reducing exposure to the media industry. While fundamentals in this area had improved along with the economy, they did not do so to the degree we had hoped.

We increased the Fund's weighting in the health care sector over the reporting period from 14.3% to 17.9%, adding holdings in the health care equipment & services industry and predominantly in the medical technology area. We added to the Fund's weighting in the industrials sector from 4.2% to 5.4% and in the energy sector from 5.2% to 8.5%. We maintained the Fund's relative exposure to the financials and consumer staples sectors over the semiannual period.

HOW DO THE FUND'S WEIGHTINGS DIFFER FROM THOSE OF ITS BENCHMARK?

As of April 30, 2004, the Fund was overweighted relative to the S&P 500(R) Index in the energy, healthcare, consumer discretionary, and information technology sectors. At the end of the reporting period, the Fund was underweighted relative to the S&P 500(R) Index in the consumer staples, industrials, telecommunications services, and financials sectors.

WHAT DO YOU ANTICIPATE GOING FORWARD?

We believe that a procyclical investment tilt remains appropriate. In our opinion, the energy sector remains a bit of a "wild card" with healthy demand and uncertain supply. We expect that corporate profits will continue to advance smartly and that inflation will remain low. Some increase in interest rates is expected, but rates will remain relatively low by historic standards. Potential risks include geopolitical tensions, rising inflationary pressures, and the growing budget deficit which brings calls for tax hikes. Although 2004 may not be as rewarding as last year for equity investors, stocks nevertheless remain a sound investment choice for long-term investors.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 PORTFOLIO COMPOSITION AS OF APRIL 30, 2004

(PORTFOLIO COMPOSITION PIE CHART)

COMMON STOCKS                                                  CASH AND OTHER ASSETS (LESS LIABILITIES)
-------------                                                  ----------------------------------------
99%                                                                              1.00%

 8   MainStay Blue Chip Growth Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2004 UNAUDITED


                                                           SHARES           VALUE
COMMON STOCKS (99.0%)+
---------------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.7%)
General Dynamics Corp.                                     30,700   $   2,874,134
L-3 Communications Holdings, Inc.                          65,000       4,013,100
United Technologies Corp.                                  35,000       3,019,100
                                                                    -------------
                                                                        9,906,334
                                                                    -------------
AUTOMOBILES (0.9%)
Harley-Davidson, Inc.                                      45,000       2,534,400
                                                                    -------------

BEVERAGES (1.9%)
Coca-Cola Co. (The)                                         5,000         252,850
PepsiCo, Inc.                                              90,000       4,904,100
                                                                    -------------
                                                                        5,156,950
                                                                    -------------
BIOTECHNOLOGY (3.7%)
*Amgen, Inc. (a)                                          155,800       8,766,866
Invitrogen Corp. (a)                                       15,000       1,083,450
                                                                    -------------
                                                                        9,850,316
                                                                    -------------
CAPITAL MARKETS (7.9%)
Charles Schwab Corp. (The)                                194,300       1,999,347
Goldman Sachs Group, Inc. (The)                            28,800       2,786,400
Merrill Lynch & Co., Inc.                                 106,700       5,786,341
Northern Trust Corp.                                       89,900       3,800,972
*State Street Corp.                                       133,400       6,509,920
UBS AG                                                      5,000         354,000
                                                                    -------------
                                                                       21,236,980
                                                                    -------------
COMMERCIAL SERVICES & SUPPLIES (0.4%)
Cintas Corp.                                               25,000       1,124,000
                                                                    -------------
COMMUNICATIONS EQUIPMENT (2.9%)
Cisco Systems, Inc. (a)                                   204,400       4,265,828
Nokia Corp. ADR (b)                                        77,000       1,078,770
QUALCOMM, Inc.                                             41,400       2,585,844
                                                                    -------------
                                                                        7,930,442
                                                                    -------------
COMPUTERS & PERIPHERALS (1.4%)
Dell, Inc. (a)                                            109,800       3,811,158
                                                                    -------------
CONSUMER FINANCE (0.8%)
American Express Co.                                       45,000       2,202,750
                                                                    -------------
DIVERSIFIED FINANCIAL SERVICES (3.1%)
*Citigroup, Inc.                                          175,000       8,415,750
                                                                    -------------
ENERGY EQUIPMENT & SERVICES (1.7%)
Schlumberger Ltd.                                          80,000       4,682,400
                                                                    -------------


                                                           SHARES           VALUE
FOOD & STAPLES RETAILING (5.7%)
Sysco Corp.                                               120,000   $   4,590,000
Wal-Mart Stores, Inc.                                      45,000       2,565,000
*Walgreen Co.                                             180,000       6,206,400
Whole Foods Market, Inc.                                   25,000       1,999,750
Wild Oats Markets, Inc. (a)                                 5,000          69,000
                                                                    -------------
                                                                       15,430,150
                                                                    -------------
HEALTH CARE EQUIPMENT & SUPPLIES (5.8%)
Biomet, Inc.                                               10,000         395,000
Fisher Scientific International, Inc. (a)                   5,000         292,750
Guidant Corp.                                              35,000       2,205,350
*Medtronic, Inc.                                          170,000       8,578,200
St. Jude Medical, Inc. (a)                                 30,000       2,287,800
Stryker Corp.                                              10,000         989,300
Zimmer Holdings, Inc. (a)                                  10,000         798,500
                                                                    -------------
                                                                       15,546,900
                                                                    -------------
HEALTH CARE PROVIDERS & SERVICES (3.1%)
*UnitedHealth Group, Inc.                                 135,000       8,299,800
                                                                    -------------

HOTELS, RESTAURANTS & LEISURE (2.2%)
Cheesecake Factory, Inc. (The) (a)                         40,000       1,694,000
Panera Bread Co. Class A (a)                               10,000         408,700
RARE Hospitality International, Inc. (a)                   12,000         328,440
Starbucks Corp. (a)                                        90,000       3,497,400
                                                                    -------------
                                                                        5,928,540
                                                                    -------------
HOUSEHOLD PRODUCTS (0.2%)
Procter & Gamble Co. (The)                                  5,000         528,750
                                                                    -------------

INDUSTRIAL CONGLOMERATES (1.3%)
3M Co.                                                     40,000       3,459,200
                                                                    -------------

INSURANCE (2.9%)
American International Group, Inc.                         75,000       5,373,750
Marsh & McLennan Cos., Inc.                                54,200       2,444,420
                                                                    -------------
                                                                        7,818,170
                                                                    -------------
INTERNET & CATALOG RETAIL (0.6%)
eBay, Inc. (a)                                             20,000       1,596,400
                                                                    -------------

IT SERVICES (0.5%)
CheckFree Corp. (a)                                        35,000       1,051,400
Iron Mountain, Inc. (a)                                     5,000         227,550
                                                                    -------------
                                                                        1,278,950
                                                                    -------------
+ Percentages indicated are based on Fund net assets.
* Fund's 10 largest holdings. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com     9


                                                           SHARES           VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------
MEDIA (7.8%)
Clear Channel Communications, Inc.                         64,000   $   2,655,360
DIRECTV Group, Inc. (The) (a)                             116,402       2,083,596
McGraw-Hill Cos., Inc. (The)                               34,400       2,712,784
News Corp. Ltd. (The) ADR (b)                              25,000         914,000
*Time Warner, Inc. (a)                                    580,900       9,770,738
Viacom, Inc. Class B                                       73,028       2,822,532
                                                                    -------------
                                                                       20,959,010
                                                                    -------------
MULTILINE RETAIL (0.9%)
Target Corp.                                               55,000       2,385,350
                                                                    -------------
OIL & GAS (6.8%)
Anadarko Petroleum Corp.                                    5,000         267,900
Apache Corp.                                               61,000       2,554,070
BP PLC ADR (b)                                             30,000       1,587,000
Burlington Resources, Inc.                                 35,000       2,354,450
Murphy Oil Corp.                                           77,000       5,274,500
Occidental Petroleum Corp.                                130,000       6,136,000
                                                                    -------------
                                                                       18,173,920
                                                                    -------------
PHARMACEUTICALS (5.8%)
Johnson & Johnson                                          83,200       4,495,296
Lilly (Eli) & Co.                                          34,100       2,516,921
*Pfizer, Inc.                                             241,950       8,652,132
                                                                    -------------
                                                                       15,664,349
                                                                    -------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (12.1%)
Analog Devices, Inc.                                       84,500       3,599,700
Applied Materials, Inc. (a)                               115,000       2,096,450
Intel Corp.                                               214,300       5,513,939
KLA-Tencor Corp. (a)                                       55,000       2,291,850
Linear Technology Corp.                                   110,000       3,919,300
Microchip Technology, Inc.                                130,000       3,642,600
Taiwan Semiconductor Manufacturing Co. Ltd. ADR
  (a)(b)                                                  333,600       3,179,208
Texas Instruments, Inc.                                   191,400       4,804,140
Xilinx, Inc. (a)                                          105,000       3,531,150
                                                                    -------------
                                                                       32,578,337
                                                                    -------------
SOFTWARE (7.8%)
Electronic Arts, Inc. (a)                                  90,000       4,555,800
*Microsoft Corp.                                          325,200       8,445,444
*Symantec Corp. (a)                                       150,000       6,757,500
VERITAS Software Corp. (a)                                 45,000       1,200,150
                                                                    -------------
                                                                       20,958,894
                                                                    -------------


                                                           SHARES           VALUE
SPECIALTY RETAIL (4.5%)
Bed Bath & Beyond, Inc. (a)                                65,000   $   2,412,800
Home Depot, Inc. (The)                                    108,450       3,816,356
Tiffany & Co.                                             150,300       5,861,700
                                                                    -------------
                                                                       12,090,856
                                                                    -------------
TEXTILES, APPAREL & LUXURY GOODS (0.2%)
Coach, Inc. (a)                                            10,000         426,000
                                                                    -------------

WIRELESS TELECOMMUNICATION SERVICES (2.4%)
Nextel Communications, Inc. Class A (a)                   125,000       2,982,500
Vodafone Group PLC ADR (b)                                139,700       3,428,238
                                                                    -------------
                                                                        6,410,738
                                                                    -------------
Total Common Stocks (Cost $259,179,677)                               266,385,794
                                                                    -------------
                                                        PRINCIPAL
                                                           AMOUNT
SHORT-TERM INVESTMENT (1.4%)
---------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.4%)
State Street Bank and Trust Co.
  0.89%, dated 4/30/04, due 5/3/04
  Proceeds at maturity $3,689,274
  (Collateralized by $3,535,000 U.S. Treasury
  Note, 4.625%, due 5/15/06, market value
  including accrued interest $3,767,426)            $   3,689,000       3,689,000
                                                                    -------------
Total Short-Term Investment (Cost $3,689,000)                           3,689,000
                                                                    -------------
Total Investments
  (Cost $262,868,677) (c)                                   100.4%    270,074,794(d)
Liabilities in Excess of
  Cash and Other Assets                                      (0.4)     (1,010,239)
                                                    -------------   -------------
                                                            100.0%  $ 269,064,555
                                                    =============   =============

(a)  Non-income producing security.
(b)  ADR-American Depositary Receipt.
(c) The cost for federal income tax purposes is $264,273,433.
(d)  At April 30, 2004 net unrealized appreciation was
     $5,801,361, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $34,862,249 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $29,060,888.

 10   MainStay Blue Chip Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $262,868,677)               $ 270,074,794
Cash                                                     935
Receivables:
  Investment securities sold                       4,655,757
  Fund shares sold                                   184,343
  Dividends and interest                             144,551
Other assets                                          32,214
                                               -------------
    Total assets                                 275,092,594
                                               -------------
LIABILITIES:
Payables:
  Investment securities purchased                  4,695,765
  Transfer agent                                     428,722
  Fund shares redeemed                               383,418
  Manager                                            228,266
  NYLIFE Distributors                                186,972
  Custodian                                            8,386
  Trustees                                             2,478
Accrued expenses                                      94,032
                                               -------------
    Total liabilities                              6,028,039
                                               -------------
Net assets                                     $ 269,064,555
                                               =============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding
  (par value of $.01 per share) unlimited
  number of shares authorized:
  Class A                                      $      70,478
  Class B                                            219,662
  Class C                                             11,213
Additional paid-in capital                       447,091,779
Accumulated net investment loss                   (2,425,630)
Accumulated net realized loss on investments    (183,109,064)
Net unrealized appreciation on investments         7,206,117
                                               -------------
Net assets                                     $ 269,064,555
                                               =============
CLASS A
Net assets applicable to outstanding shares    $  65,089,590
                                               =============
Shares of beneficial interest outstanding          7,047,765
                                               =============
Net asset value per share outstanding          $        9.24
Maximum sales charge (5.50% of offering
  price)                                                0.54
                                               -------------
Maximum offering price per share outstanding   $        9.78
                                               =============
CLASS B
Net assets applicable to outstanding shares    $ 194,068,445
                                               =============
Shares of beneficial interest outstanding         21,966,188
                                               =============
Net asset value and offering price per share
  outstanding                                  $        8.83
                                               =============
CLASS C
Net assets applicable to outstanding shares    $   9,906,520
                                               =============
Shares of beneficial interest outstanding          1,121,314
                                               =============
Net asset value and offering price per share
  outstanding                                  $        8.83
                                               =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 1,105,376
  Interest                                            17,962
                                                 -----------
    Total income                                   1,123,338
                                                 -----------
EXPENSES:
  Manager                                          1,389,352
  Transfer agent                                     862,357
  Distribution -- Class B                            748,854
  Distribution -- Class C                             39,534
  Service -- Class A                                  84,542
  Service -- Class B                                 249,618
  Service -- Class C                                  13,178
  Shareholder communication                           50,480
  Professional                                        27,328
  Recordkeeping                                       27,154
  Registration                                        19,416
  Custodian                                           16,874
  Trustees                                             8,074
  Miscellaneous                                       12,207
                                                 -----------
    Total expenses                                 3,548,968
                                                 -----------
Net investment loss                               (2,425,630)
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                  (2,625,451)
Net change in unrealized depreciation on
  investments                                     11,488,430
                                                 -----------
Net realized and unrealized gain on investments    8,862,979
                                                 -----------
Net increase in net assets resulting from
  operations                                     $ 6,437,349
                                                 ===========

(a)  Dividends recorded net of foreign withholding taxes of $9,402.

 12   MainStay Blue Chip Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                   2004          2003*            2002
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment loss       $ (2,425,630)  $ (3,619,378)  $  (5,255,213)
 Net realized loss on
  investments                (2,625,451)   (50,420,499)    (96,051,320)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                11,488,430    104,224,698     (20,903,747)
                           -------------------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations             6,437,349     50,184,821    (122,210,280)
                           -------------------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                    8,968,284     18,011,660      24,856,805
   Class B                   15,082,364     23,662,198      33,040,173
   Class C                    1,093,282      4,543,423       3,142,593
                           -------------------------------------------
                             25,143,930     46,217,281      61,039,571

 Cost of shares redeemed:
   Class A                  (11,505,813)   (15,959,787)    (24,744,474)
   Class B                  (18,864,187)   (26,217,013)    (51,653,418)
   Class C                   (1,757,399)    (5,619,503)     (5,099,636)
                           -------------------------------------------
                            (32,127,399)   (47,796,303)    (81,497,528)
    Decrease in net
     assets derived from
     capital share
     transactions            (6,983,469)    (1,579,022)    (20,457,957)
                           -------------------------------------------
    Net increase
     (decrease) in net
     assets                    (546,120)    48,605,799    (142,668,237)

NET ASSETS:
Beginning of year           269,610,675    221,004,876     363,673,113
                           -------------------------------------------
End of period              $269,064,555   $269,610,675   $ 221,004,876
                           ===========================================
Accumulated net
  investment loss          $ (2,425,630)            --              --
                           ===========================================

* The Fund changed its fiscal year end from December 31 to October 31.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                         JANUARY 1,
                                            SIX MONTHS      2003                        CLASS A                     JUNE 1***
                                              ENDED        THROUGH     -----------------------------------------     THROUGH
                                            APRIL 30,    OCTOBER 31,            YEAR ENDED DECEMBER 31,            DECEMBER 31,
                                              2004*        2003**        2002       2001       2000       1999         1998
Net asset value at beginning of period       $  9.00       $  7.27     $ 11.00    $ 14.43    $  16.50   $ 11.64      $ 10.00
                                             -------       -------     -------    -------    --------   -------      -------
Net investment loss (a)                        (0.05)        (0.08)      (0.11)     (0.13)      (0.14)    (0.13)       (0.07)
Net realized and unrealized gain (loss) on
  investments                                   0.29          1.81       (3.62)     (3.30)      (1.49)     4.99         1.71
                                             -------       -------     -------    -------    --------   -------      -------
Total from investment operations                0.24          1.73       (3.73)     (3.43)      (1.63)     4.86         1.64
                                             -------       -------     -------    -------    --------   -------      -------
Less distributions to shareholders:
  From net realized gain on investments           --            --          --         --       (0.39)       --           --
  In excess of net realized gain on
    investments                                   --            --          --         --       (0.05)       --           --
                                             -------       -------     -------    -------    --------   -------      -------
Total distributions to shareholders               --            --          --         --       (0.44)       --           --
                                             -------       -------     -------    -------    --------   -------      -------
Net asset value at end of period             $  9.24       $  9.00     $  7.27    $ 11.00    $  14.43   $ 16.50      $ 11.64
                                             =======       =======     =======    =======    ========   =======      =======
Total investment return (b)                     2.67%        23.80%     (33.91%)   (23.77%)     (9.89%)   41.75%       16.40%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss                        (1.18%)+      (1.28%)+    (1.29%)    (1.10%)     (0.87%)   (1.02%)      (1.66%)+
    Expenses                                    1.99%+        2.14%+      2.05%      1.81%       1.66%     1.76%        2.34%+
Portfolio turnover rate                           13%           40%         32%        27%         46%       43%          21%
Net assets at end of period (in 000's)       $65,090       $65,811     $51,258    $77,548    $114,088   $66,326      $19,361

                                                         JANUARY 1,
                                            SIX MONTHS      2003                        CLASS C
                                              ENDED        THROUGH     -----------------------------------------
                                            APRIL 30,    OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                              2004*        2003**        2002       2001       2000       1999
Net asset value at beginning of period        $ 8.64       $  7.03      $10.71    $ 14.17    $ 16.33     $11.60
                                              ------       -------      ------    -------    -------     ------
Net investment loss (a)                        (0.09)        (0.13)      (0.19)     (0.21)     (0.26)     (0.23)
Net realized and unrealized gain (loss) on
  investments                                   0.28          1.74       (3.49)     (3.25)     (1.46)      4.96
                                              ------       -------      ------    -------    -------     ------
Total from investment operations                0.19          1.61       (3.68)     (3.46)     (1.72)      4.73
                                              ------       -------      ------    -------    -------     ------
Less distributions to shareholders:
  From net realized gain on investments           --            --          --         --      (0.39)        --
  In excess of net realized gain on
    investments                                   --            --          --         --      (0.05)        --
                                              ------       -------      ------    -------    -------     ------
Total distributions to shareholders               --            --          --         --      (0.44)        --
                                              ------       -------      ------    -------    -------     ------
Net asset value at end of period              $ 8.83       $  8.64      $ 7.03      10.71    $ 14.17     $16.33
                                              ======       =======      ======    =======    =======     ======
Total investment return (b)                     2.20%        22.90%     (34.36%)   (24.42%)   (10.55%)    40.78%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss                        (1.93%)+      (2.03%)+    (2.04%)    (1.85%)    (1.62%)    (1.77%)
    Expenses                                    2.74%+        2.89%+      2.80%      2.56%      2.41%      2.51%
Portfolio turnover rate                           13%           40%         32%        27%        46%        43%
Net assets at end of period (in 000's)        $9,907       $10,322      $9,498    $17,178    $21,664     $7,133


                                            SEPTEMBER 1****
                                                THROUGH
                                              DECEMBER 31,
                                                  1998
Net asset value at beginning of period           $ 8.60
                                                 ------
Net investment loss (a)                           (0.06)
Net realized and unrealized gain (loss) on
  investments                                      3.06
                                                 ------
Total from investment operations                   3.00
                                                 ------
Less distributions to shareholders:
  From net realized gain on investments              --
  In excess of net realized gain on
    investments                                      --
                                                 ------
Total distributions to shareholders                  --
                                                 ------
Net asset value at end of period                 $11.60
                                                 ======
Total investment return (b)                       34.88%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss                           (2.41%)+
    Expenses                                       3.09%+
Portfolio turnover rate                              21%
Net assets at end of period (in 000's)           $  120

*     Unaudited
      The Fund changed its fiscal year end from December 31 to
**    October 31.
***   Commencement of Operations.
****  Class C shares were first offered on September 1, 1998.
+     Annualized.
      Per share data based on average shares outstanding during
(a)   the period.
      Total return is calculated exclusive of sales charges and is
(b)   not annualized.

 14   MainStay Blue Chip Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

             JANUARY 1,
SIX MONTHS      2003                        CLASS B                          JUNE 1***
  ENDED        THROUGH     -----------------------------------------          THROUGH
APRIL 30,    OCTOBER 31,            YEAR ENDED DECEMBER 31,                 DECEMBER 31,
  2004*        2003**        2002       2001       2000       1999              1998
 $   8.64     $   7.03     $  10.71   $  14.17   $  16.33   $  11.60          $ 10.00
 --------     --------     --------   --------   --------   --------          -------
    (0.09)       (0.13)       (0.19)     (0.21)     (0.26)     (0.23)           (0.10)
     0.28         1.74        (3.49)     (3.25)     (1.46)      4.96             1.70
 --------     --------     --------   --------   --------   --------          -------
     0.19         1.61        (3.68)     (3.46)     (1.72)      4.73             1.60
 --------     --------     --------   --------   --------   --------          -------
       --           --           --         --      (0.39)        --               --
       --           --           --         --      (0.05)        --               --
 --------     --------     --------   --------   --------   --------          -------
       --           --           --         --      (0.44)        --               --
 --------     --------     --------   --------   --------   --------          -------
 $   8.83     $   8.64     $   7.03   $  10.71   $  14.17   $  16.33          $ 11.60
 ========     ========     ========   ========   ========   ========          =======
     2.20%       22.90%      (34.36%)   (24.42%)   (10.55%)    40.78%           16.00%
    (1.93%)+     (2.03%)+     (2.04%)    (1.85%)    (1.62%)    (1.77%)          (2.41%)+
     2.74%+       2.89%+       2.80%      2.56%      2.41%      2.51%            3.09%+
       13%          40%          32%        27%        46%        43%              21%
 $194,068     $193,478     $160,249   $268,947   $373,652   $222,904          $38,478

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Blue Chip Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek capital appreciation by investing primarily in securities of large-capitalization companies. Current income is a secondary investment objective.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

(B) REPURCHASE AGREEMENTS. The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gains distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribu-

 16   MainStay Blue Chip Growth Fund
tion plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Gabelli Asset Management Company (the "Subadvisor") is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. For the six months ended April 30, 2004, the Manager earned from the Fund $1,389,352.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.50% of the average daily net assets of the Fund.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $13,105 for the six months ended April 30, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $1,904, $144,033 and $90, respectively, for the six months ended April 30, 2004.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended April 30, 2004, amounted to $862,357.

(E) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Blue Chip Growth Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $3,113 for the six months ended April 30, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next

                                                    www.mainstayfunds.com     17

$80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $27,154 for the six months ended April 30, 2004.

NOTE 4 -- FEDERAL INCOME TAX:

At October 31, 2003, for federal income tax purposes, capital loss carryforwards of $179,078,857 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

        CAPITAL LOSS               AMOUNT
      AVAILABLE THROUGH            (000'S)
  2009                             $26,377
  2010                              99,424
  2011                              53,278
  ---------------------------------------------
                                  $179,079
  ---------------------------------------------

NOTE 5 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):
During the six months ended April 30, 2004, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were $35,358 and $46,368, respectively.

NOTE 6 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2004.

NOTE 7 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                    SIX MONTHS ENDED
                                     APRIL 30, 2004*
                                CLASS A  CLASS B  CLASS C

Shares sold                         954    1,673      122
---------------------------------------------------------
Shares redeemed                 (1,216)  (2,089)    (195)
---------------------------------------------------------
Net decrease                      (262)    (416)     (73)
---------------------------------------------------------

                                   JANUARY 1, THROUGH
                                   OCTOBER 31, 2003**
                                CLASS A  CLASS B  CLASS C

Shares sold                       2,309    3,123      637
---------------------------------------------------------
Shares redeemed                 (2,047)  (3,547)    (795)
---------------------------------------------------------
Net increase (decrease)             262    (424)    (158)
---------------------------------------------------------

                                       YEAR ENDED
                                    DECEMBER 31, 2002
                                CLASS A  CLASS B  CLASS C

Shares sold                       2,849    3,888      377
---------------------------------------------------------
Shares redeemed                 (2,850)  (6,192)    (629)
---------------------------------------------------------
Net decrease                        (1)  (2,304)    (252)
---------------------------------------------------------

*  Unaudited.
** The Fund changed its fiscal year end from December 31 to October 31.

 18   MainStay Blue Chip Growth Fund

NOTE 8 -- OTHER MATTERS:

(A) On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's reports on the Trust's financial statements for the period ended October 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

(B) NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. NYLIM and the MainStay Equity Index Fund are currently seeking to resolve the SEC Staff's concerns regarding these matters, although there can be no assurance at this time as to the outcome of these efforts.

                                                    www.mainstayfunds.com     19

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              55           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Manager, NYLIFE Distributors LLC; Vice
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 portfolios);
                                                 President, Eclipse Funds Inc. (10
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                23           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   23           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           23           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                23           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               23           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

 20   MainStay Blue Chip Growth Fund

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES*
        MICHAEL H.        Trustee since 2003     Retired. Independent Consultant (1999 to            23           None
        SUTTON(+)                                present) (accounting and capital market
        9/19/40                                  regulation); Consultant, Financial
                                                 Accounting Standards Board (1998 to
                                                 1999); Chief Accountant, United States
                                                 Securities and Exchange Commission (1995
                                                 to 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Trustee since 1994     Advisor (July 2003 to present) and                  23           None
        TRUTANIC                                 Managing Director (2001 to 2003), The
        2/13/52                                  Carlyle Group (private investment firm);
                                                 Chairman and Chief Executive Officer,
                                                 Somerset Group (financial advisory firm);
                                                 Senior Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             36           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.;
                                                 Manager, NYLIFE Distributors LLC;
                                                 Director, New York Life Trust Company.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    61           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Chief Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ROBERT A.         Secretary since 2001   Senior Managing Director, General Counsel           55           None
        ANSELMI                                  and Secretary, New York Life Investment
        10/19/46                                 Management LLC (including predecessor
                                                 advisory organizations); Secretary, New
                                                 York Life Investment Management Holdings
                                                 LLC; Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIFE Distributors LLC;
                                                 Secretary, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds Inc., and Eclipse Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc., (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             55           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 NYLIFE Securities Inc.; Vice
                                                 President-Financial Operations and Chief
                                                 Financial Officer, NYLIFE Distributors
                                                 LLC; Tax Vice President, New York Life
                                                 International, LLC; Tax Vice President,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     + Resigned effective June 11, 2004.

                                                    www.mainstayfunds.com     21

MAINSTAY FUNDS

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Core Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT AUDITORS

KPMG LLP

 22   MainStay Blue Chip Growth Fund

                       This page intentionally left blank

(MAINSTAY LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds
(C) 2004 by NYLIFE Distributors LLC. All rights reserved.       SEC File Number:
811-04550

NYLIM-A05469         [RECYCLE LOGO]                                 MSBC10-06/04

(MAINSTAY LOGO)

                                             MAINSTAY(R)
                                             MID CAP VALUE
                                             FUND

                                             The MainStay(R) Funds

                                             Semiannual Report
                                             Unaudited

                                             April 30, 2004

MESSAGE FROM
THE PRESIDENT

Most domestic and international stock markets advanced during the six months ended April 30, 2004. The U.S. economy generally improved, with real gross domestic product growing at a seasonally adjusted annual rate of 4.1% in the fourth quarter of 2003 and, according to preliminary estimates, rising 4.4% in the first quarter of 2004. Inflation remained relatively modest throughout the reporting period but increased enough to reassure the Federal Reserve that unwanted deflation was no longer a serious concern.

Increases in corporate productivity led to worries that we might be having a "jobless recovery." In early April, however, the release of March employment figures showed a dramatic rise in nonfarm payrolls. Unfortunately, the combination of higher employment and rising inflation suggested that the Federal Reserve might soon move to raise interest rates. Bond markets adjusted to accommodate this perception, with yields rising and prices declining in April. The stock market, which had recorded relatively steady gains since mid-March of 2003, became increasingly volatile from late January through the end of April 2004.

In March and April, bond yields rose to reflect the increasing likelihood of a less-accommodative monetary policy. Since bond prices and yields tend to move in opposite directions, several bond indices recorded negative price performance during the six-month reporting period, but most provided positive total returns.

A weak U.S. dollar helped strengthen the performance of international stocks and was good news for U.S. exporters. The strengthening Japanese economy was greeted as positive news by international investors, but moves to decelerate the rapid economic growth in China were not as favorably received. Several international markets provided double-digit total returns for the six-month reporting period.

On January 1, 2004, the Eclipse Funds were re-branded as MainStay Funds. The change was part of a repositioning initiative at New York Life Investment Management LLC. During the reporting period, some Funds were merged, others liquidated, and still others renamed. The result was a single, robust, and integrated mutual fund family that gives investors a more comprehensive array of alternatives.

At MainStay, each of our Funds seeks to achieve its investment objective through consistent application of an established investment process. Whether the investments you've chosen use quantitative analysis, fundamental research, or a combination of the two, our disciplines remain the same, even when the markets move. We believe that our time-tested investment strategies can help you pursue your long-range goals with confidence. We hope to continue to serve your investment needs for many years to come.

Sincerely,

/s/ GARY E. WENDLANDT

Gary E. Wendlandt

President

   TABLE OF CONTENTS

   Message from the President                     2
---------------------------------------------------

   Investment and Performance Comparison          3
---------------------------------------------------

   Portfolio Management Discussion and
   Analysis                                       6
---------------------------------------------------

   Portfolio Composition                          7

   Portfolio of Investments                       8
---------------------------------------------------

   Financial Statements                          11
---------------------------------------------------

   Notes to Financial Statements                 16
---------------------------------------------------

   Trustees and Officers                         20
---------------------------------------------------

   MainStay(R) Funds                             22

 2   MainStay Mid Cap Value Fund

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

                                                             SIX     ONE     FIVE     SINCE
BENCHMARKS                                                  MONTHS   YEAR   YEARS   INCEPTION
RUSSELL MIDCAP(R) VALUE INDEX(1)                             8.30%  34.92%   7.65%      7.19%
AVERAGE LIPPER MID CAP VALUE FUND(2)                          9.71  38.12   10.12        8.41

 CLASS A SHARES
--------------------------------------------------------------------------------

                           SIX      ONE     FIVE      SINCE
TOTAL RETURNS             MONTHS    YEAR    YEARS   INCEPTION
-------------------------------------------------------------
With sales charges        4.93%    23.39%   7.45%    10.27%
Excluding sales charges   11.04    30.57    8.67      11.33

PERIOD-END                                                      MAINSTAY MID CAP VALUE FUND            RUSSELL MIDCAP INDEX
----------                                                      ---------------------------            --------------------
6/1/98                                                                     $  945                             $1,000
4/30/99                                                                     1,177                              1,093
4/30/00                                                                     1,317                              1,268
4/30/01                                                                     1,560                              1,272
4/30/02                                                                     1,674                              1,263
4/30/03                                                                     1,366                              1,084
4/30/04                                                                     1,784                              1,508

      -- MainStay Mid Cap Value Fund      -- Russell Midcap Value Index

 CLASS B SHARES
--------------------------------------------------------------------------------

                          SIX      ONE      FIVE      SINCE
TOTAL RETURNS            MONTHS    YEAR    YEARS    INCEPTION
-------------------------------------------------------------
With sales charges       5.57%    24.50%    7.54%    10.39%
Excluding sales charges  10.57    29.50      7.84     10.49

PERIOD-END                                                      MAINSTAY MID CAP VALUE FUND            RUSSELL MIDCAP INDEX
----------                                                      ---------------------------            --------------------
6/1/98                                                                     $1,000                             $1,000
4/30/99                                                                     1,238                              1,093
4/30/00                                                                     1,374                              1,268
4/30/01                                                                     1,615                              1,272
4/30/02                                                                     1,720                              1,263
4/30/03                                                                     1,394                              1,084
4/30/04                                                                     1,795                              1,508

      -- MainStay Mid Cap Value Fund      -- Russell Midcap Value Index

 CLASS C SHARES
--------------------------------------------------------------------------------

                          SIX      ONE      FIVE      SINCE
TOTAL RETURNS            MONTHS    YEAR    YEARS    INCEPTION
-------------------------------------------------------------
With sales charges       9.57%    28.50%    7.84%    10.49%
Excluding sales charges  10.57    29.50      7.84     10.49

PERIOD-END                                                      MAINSTAY MID CAP VALUE FUND            RUSSELL MIDCAP INDEX
----------                                                      ---------------------------            --------------------
6/1/98                                                                      1,000                              1,000
4/30/99                                                                     1,238                              1,093
4/30/00                                                                     1,374                              1,268
4/30/01                                                                     1,615                              1,272
4/30/02                                                                     1,720                              1,263
4/30/03                                                                     1,394                              1,084
4/30/04                                                                     1,805                              1,508

      -- MainStay Mid Cap Value Fund      -- Russell Midcap Value Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $1,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of ..25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. Performance for Class C shares, first offered 9/1/98, includes the historical performance of Class B shares from inception (6/1/98) through 8/31/98 adjusted to reflect the applicable CDSC for such shares. Performance for Class I, R1, and R2 shares, first offered 1/1/04, includes the historical performance of Class A shares from inception (6/1/98) through 12/31/03 adjusted to reflect the applicable fees and expenses for such shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     3

 CLASS I SHARES
--------------------------------------------------------------------------------

                           SIX      ONE     FIVE      SINCE
TOTAL RETURNS             MONTHS    YEAR    YEARS   INCEPTION
-------------------------------------------------------------
With sales charges          N/A       N/A     N/A       N/A
Excluding sales charges   11.27%   30.98%   8.96%    11.63%

PERIOD-END                                                      MAINSTAY MID CAP VALUE FUND            RUSSELL MIDCAP INDEX
----------                                                      ---------------------------            --------------------
6/1/98                                                                     $1,000                             $1,000
4/30/99                                                                     1,249                              1,093
4/30/00                                                                     1,400                              1,268
4/30/01                                                                     1,664                              1,272
4/30/02                                                                     1,790                              1,263
4/30/03                                                                     1,464                              1,084
4/30/04                                                                     1,918                              1,508

      -- MainStay Mid Cap Value Fund      -- Russell Midcap Value Index

 CLASS R1 SHARES
--------------------------------------------------------------------------------

                           SIX      ONE     FIVE       TEN
TOTAL RETURNS             MONTHS    YEAR    YEARS     YEARS
-------------------------------------------------------------
With sales charges          N/A       N/A     N/A       N/A
Excluding sales charges   11.19%   30.86%   8.85%    11.51%


PERIOD-END                                                      MAINSTAY MID CAP VALUE FUND            RUSSELL MIDCAP INDEX
----------                                                      ---------------------------            --------------------
6/1/98                                                                     $1,000                             $1,000
4/30/99                                                                     1,247                              1,093
4/30/00                                                                     1,397                              1,268
4/30/01                                                                     1,659                              1,272
4/30/02                                                                     1,782                              1,263
4/30/03                                                                     1,457                              1,084
4/30/04                                                                     1,906                              1,508

      -- MainStay Mid Cap Value Fund      -- Russell Midcap Value Index

 CLASS R2 SHARES
--------------------------------------------------------------------------------

                           SIX      ONE     FIVE       TEN
TOTAL RETURNS             MONTHS    YEAR    YEARS     YEARS
-------------------------------------------------------------
With sales charges          N/A       N/A     N/A       N/A
Excluding sales charges   11.04%   30.46%   8.56%    11.22%

PERIOD-END                                                      MAINSTAY MID CAP VALUE FUND            RUSSELL MIDCAP INDEX
----------                                                      ---------------------------            --------------------
6/1/98                                                                     $1,000                             $1,000
4/30/99                                                                     1,244                              1,093
4/30/00                                                                     1,390                              1,268
4/30/01                                                                     1,646                              1,272
4/30/02                                                                     1,764                              1,263
4/30/03                                                                     1,438                              1,084
4/30/04                                                                     1,877                              1,508

      -- MainStay Mid Cap Value Fund      -- Russell Midcap Value Index

1. The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Mid Cap Value Fund

 $1,000 INVESTED IN MAINSTAY MID CAP VALUE FUND
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                        ENDING ACCOUNT                          VALUE
                                                         VALUE (BASED                         (BASED ON
                                        BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                         ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                          VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
 SHARE CLASS                             11/1/03           4/30/04            PERIOD          EXPENSES)           PERIOD
 ------------------------------------------------------------------------------------------------------------------------
 CLASS A SHARES(1)                       $1,000             $1,111             $ 7              $1,043             $ 7
 ------------------------------------------------------------------------------------------------------------------------
 CLASS B SHARES(1)                       $1,000             $1,107             $11              $1,039             $11
 ------------------------------------------------------------------------------------------------------------------------
 CLASS C SHARES(1)                       $1,000             $1,107             $11              $1,039             $11
 ------------------------------------------------------------------------------------------------------------------------
 CLASS I SHARES(2,3)                     $1,000             $1,014             $ 3              $1,047             $ 3
 ------------------------------------------------------------------------------------------------------------------------

 CLASS R1 SHARES(2,3)                    $1,000             $1,014             $ 3              $1,047             $ 3
 ------------------------------------------------------------------------------------------------------------------------

 CLASS R2 SHARES(2,3)                    $1,000             $1,012             $ 4              $1,046             $ 4
 ------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).
2. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 121 (to reflect the four-month period).
3. Class I, Class R1, and Class R2 shares were first offered on January 1, 2004. Expenses paid during the period reflect ongoing costs for the four-month period ending April 30, 2004. Had Class I, Class R1, and Class R2 shares been offered for the six months ended April 30, 2004, based on a hypothetical 5% return, expenses paid during the period would be $4, $5, and $6, respectively, and the ending account values would be $1,046, $1,046, and $1,044, respectively.

                                                     www.mainstayfunds.com     5

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Michael C. Sheridan and Richard A. Rosen of MacKay Shields LLC

HOW DID THE STOCK MARKET PERFORM DURING THE SIX MONTH REPORTING PERIOD ENDED APRIL 30, 2004?

Stocks generated solid results during the period. Gains in the November 2003 to February 2004 period were partially offset by losses in March and April of 2004. Evidence of an improving economy was the predominant factor driving stock prices higher in the latter part of 2003. A benign interest-rate and inflation environment also helped investor sentiment. Better manufacturing and industrial data helped holdings within some of the Fund's overweighted sectors, including energy, industrials, and materials.

Equities continued to perform well in the early part of 2004. Strong growth in corporate profits helped fuel the advance in January and February. Fourth quarter 2003 earnings reports confirmed a very strong growth trend, with accelerating revenue growth contributing significantly to corporate bottom-line gains.

WHAT WERE SOME OF THE FACTORS THAT HELPED THE FUND OUTPERFORM ITS BENCHMARK?

The primary contributor was the Fund's substantially overweighted position in the energy sector. Energy was the top-performing industry group in the Russell Midcap(R) Value Index(1) during the reporting period. An overweighted position and superior security selection in the industrials sector and an overweighted position in materials stocks enhanced results. Our decision to underweight the information technology and financials sectors also had a positive impact on relative results.

WHAT WERE SOME OF THE FUND'S SUCCESS STORIES?

Valero Energy (+50.1%),(2) an oil refiner, was the top contributor to the Fund's performance during the reporting period. The Fund purchased the stock at a historically depressed valuation and benefited from record refining margins that resulted from favorable supply-and-demand characteristics. Offshore driller Transocean (+44.7%) benefited from investors' anticipation of higher exploration and development spending by cash-rich oil companies. Papermaker Temple-Inland (+15.7%) benefited from improving supply-and-demand fundamentals after a multiyear downturn. The company's aggressive restructuring resulted in surprisingly strong earnings power, and the company's financial-services arm was very profitable. Cummins (+27.7%), a maker of diesel engines, saw strong demand in the heavy-duty truck market and solid generator demand in emerging markets.

WHICH STOCKS DETRACTED FROM RESULTS?

Rowan Companies (-6.9%) is a leading Gulf of Mexico driller that has languished while investors wait for a concrete upturn in exploration in that important region. Highwoods Properties (-7.48%) is a REIT with office properties in the southern United States. The company suffered from extensive office vacancies in that region.

WHICH NEW STOCKS DID YOU PURCHASE FOR THE FUND DURING THE REPORTING PERIOD?

Although the Fund had a substantially underweighted position in consumer stocks, we identified promising opportunities in two consumer issues. In the consumer discretionary sector, we added Regal Cinemas, based on the company's ability to generate free cash flow. We believe that the company may offer good growth at a valuation approximately one-half the level of other consumer discretionary stocks. In the consumer staples sector, Cadbury Schweppes has a solid market share in some of the food industry's fastest-growing segments, and the company has a strong and profitable soft-drink business. In addition, the stock was attractively priced relative to its peers. We also purchased industrial company Timken, sensing a potential opportunity after the stock underperformed relative to its sector. Timken, in our opinion, remains one of the least-expensive industrial stocks, despite its commanding market share, global reach, and aggressive cost-cutting activity.

WHAT STOCKS WERE ELIMINATED DURING THE PERIOD?

We sold the Fund's entire position in oil refiner and petrochemical company Sunoco after it reached our price target, thanks to a dramatic earnings rebound. Real estate investment trusts Mack Cali and Health Care Property Trust were sold as they reached our valuation targets. In our opinion, this sector of the market had become fully priced and susceptible to

Past performance is no guarantee of future results. Investment objectives may not be met, as the underlying investment options are subject to market risk and fluctuations in value. Investors should note that funds that invest in companies with market capitalizations below $10 billion involve additional risks. The securities of these companies may be more volatile and less liquid than the securities of large companies.
1. See footnote on page 4 for more information about the Russell Midcap(R) Value Index.
2. Performance percentages for Fund holdings reflect the total return performance of the indicated securities for the six-months ended April 30, 2004, or for the portion of the reporting period such securities were held in the Fund, if shorter. Due to purchases and sales, the performance of Fund holdings may differ from the performance of the securities or sectors themselves.

 6   MainStay Mid Cap Value Fund
rising interest rates. Long-time industrial holdings American Standard and Ingersoll-Rand were eliminated after the stocks exceeded our price targets by a substantial margin.

WHAT IS YOUR OUTLOOK FOR THE FUND?

We are optimistic regarding both the portfolio and the new opportunities we are finding in the marketplace. We are hopeful that the combined effect of an expanding worldwide economy and improving fundamentals for stocks in the portfolio will bear fruit in a timely manner. We will remain focused on identifying undervalued stocks with multiple catalysts for meaningful appreciation. As always, we will simultaneously seek to control risk.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 PORTFOLIO COMPOSITION AS OF APRIL 30, 2004

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Common Stocks                                                               88.8%
Cash and Other Assets (less liabilities)                                         10.4
Foreign Common Stocks                                                             0.6
U.S. Corporate Bonds                                                              0.1
U.S. Convertible Preferred Stocks                                                 0.1

                                                     www.mainstayfunds.com     7

PORTFOLIO OF INVESTMENTS APRIL 30, 2004 UNAUDITED


                                                           SHARES          VALUE
COMMON STOCKS (89.4%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.3%)
Raytheon Co.                                              130,142   $  4,198,381
                                                                    ------------
AUTO COMPONENTS (1.6%)
Delphi Corp.                                              411,700      4,199,340
TRW Automotive Holdings Corp. (a)                          47,200        990,256
                                                                    ------------
                                                                       5,189,596
                                                                    ------------
CHEMICALS (4.1%)
Air Products & Chemicals, Inc.                             80,203      3,994,912
Arch Chemicals, Inc.                                      206,782      6,040,102
Crompton Corp.                                            182,200      1,133,284
IMC Global, Inc. (a)                                       27,400        344,418
Olin Corp.                                                108,425      1,872,500
                                                                    ------------
                                                                      13,385,216
                                                                    ------------
COMMERCIAL BANKS (4.7%)
Compass Bancshares, Inc.                                  151,714      5,819,749
Hibernia Corp. Class A                                     77,957      1,698,683
Marshall & Ilsley Corp.                                    53,543      1,968,776
SouthTrust Corp.                                          194,174      6,034,928
                                                                    ------------
                                                                      15,522,136
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES (2.2%)
Imagistics International, Inc. (a)                         10,696        433,081
Pitney Bowes, Inc.                                        155,311      6,794,856
                                                                    ------------
                                                                       7,227,937
                                                                    ------------
COMMUNICATIONS EQUIPMENT (0.3%)
Tellabs, Inc. (a)                                         109,636        957,122
                                                                    ------------

CONTAINERS & PACKAGING (7.3%)
Smurfit-Stone Container Corp. (a)                         538,200      9,251,658
*Temple-Inland, Inc.                                      237,000     14,639,490
                                                                    ------------
                                                                      23,891,148
                                                                    ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.9%)
ALLTEL Corp.                                               57,513      2,895,205
                                                                    ------------
ELECTRIC UTILITIES (3.9%)
Entergy Corp.                                              61,687      3,368,110
FirstEnergy Corp.                                          66,588      2,603,591
PG&E Corp. (a)                                             71,025      1,954,608
PPL Corp.                                                 112,000      4,799,200
                                                                    ------------
                                                                      12,725,509
                                                                    ------------
ENERGY EQUIPMENT & SERVICES (14.2%)
Diamond Offshore Drilling, Inc.                            81,600      1,840,896
*ENSCO International, Inc.                                413,122     11,307,149


                                                           SHARES          VALUE
GlobalSantaFe Corp.                                       121,456   $  3,202,795
Pride International, Inc. (a)                             241,400      4,072,418
*Rowan Cos., Inc. (a)                                     675,700     15,068,110
*Transocean, Inc. (a)                                     397,300     11,033,021
                                                                    ------------
                                                                      46,524,389
                                                                    ------------
FOOD & STAPLES RETAILING (0.9%)
Safeway, Inc. (a)                                         128,400      2,946,780
                                                                    ------------

FOOD PRODUCTS (0.5%)
Cadbury Schweppes PLC ADR (b)                              51,800      1,691,270
                                                                    ------------

HEALTH CARE PROVIDERS & SERVICES (1.4%)
Apria Healthcare Group, Inc. (a)                          106,000      3,057,040
Universal Health Services, Inc. Class B                    32,400      1,422,360
                                                                    ------------
                                                                       4,479,400
                                                                    ------------
INSURANCE (2.9%)
Axis Capital Holdings, Ltd.                                10,200        277,950
Hartford Financial Services Group, Inc.                   113,647      6,941,559
St. Paul Travelers Cos., Inc.                              52,600      2,139,242
                                                                    ------------
                                                                       9,358,751
                                                                    ------------
IT SERVICES (1.1%)
Computer Sciences Corp. (a)                                88,752      3,630,844
                                                                    ------------

LEISURE EQUIPMENT & PRODUCTS (1.3%)
Callaway Golf Co.                                         258,441      4,385,744
                                                                    ------------

MACHINERY (11.1%)
AGCO Corp.(a)                                             161,331      3,105,622
*Cummins, Inc.                                            208,125     12,447,956
*Navistar International Corp. (a)                         404,602     18,267,780
Timken Co.                                                122,800      2,708,968
                                                                    ------------
                                                                      36,530,326
                                                                    ------------
MEDIA (0.5%)
Regal Entertainment Group Class A                          80,500      1,754,095
                                                                    ------------

OIL & GAS (12.3%)
Burlington Resources, Inc.                                 87,600      5,892,852
*Kerr-McGee Corp.                                         263,900     12,912,627
Premcor, Inc. (a)                                         212,500      7,316,375

+ Percentages indicated are based on Fund net assets.
* Fund's 10 largest holdings. May be subject to change daily.

 8   Mainstay Mid Cap Value Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
OIL & GAS (CONTINUED)
Unocal Corp.                                              123,676   $  4,457,283
*Valero Energy Corp.                                      152,200      9,704,272
                                                                    ------------
                                                                      40,283,409
                                                                    ------------
PAPER & FOREST PRODUCTS (8.7%)
*Boise Cascade Corp.                                      311,700     10,513,641
*Bowater, Inc.                                            309,451     12,981,469
MeadWestvaco Corp.                                        187,855      4,912,408
                                                                    ------------
                                                                      28,407,518
                                                                    ------------
REAL ESTATE (1.1%)
General Growth Properties, Inc.                            31,148        844,422
Highwoods Properties, Inc.                                121,663      2,743,501
                                                                    ------------
                                                                       3,587,923
                                                                    ------------
ROAD & RAIL (2.3%)
Burlington Northern Santa Fe Corp.                        153,595      5,022,557
CSX Corp.                                                  77,861      2,395,004
                                                                    ------------
                                                                       7,417,561
                                                                    ------------
SOFTWARE (0.4%)
BMC Software, Inc. (a)                                     84,000      1,453,200
                                                                    ------------

SPECIALTY RETAIL (0.7%)
Payless ShoeSource, Inc. (a)                              163,309      2,310,822
                                                                    ------------
THRIFTS & MORTGAGE FINANCE (3.7%)
PMI Group, Inc.                                           173,700      7,474,311
Sovereign Bancorp, Inc.                                   226,921      4,533,882
                                                                    ------------
                                                                      12,008,193
                                                                    ------------
Total Common Stocks (Cost $254,073,482)                              292,762,475
                                                                    ------------

CONVERTIBLE PREFERRED STOCKS (0.1%)
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (0.1%)
International Paper Capital Trust 5.25%, due
  7/20/25 Series                                            5,370        273,199
                                                                    ------------
Total Convertible Preferred Stocks (Cost $256,417)                       273,199
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT          VALUE
LONG-TERM BONDS (0.1%)
CORPORATE BONDS (0.1%)
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (0.1%)
Caithness Coso Funding Corp. Series B 9.05%, due
  12/15/09                                          $     368,280   $    408,791
                                                                    ------------
Total Long-Term Bonds (Cost $330,117)                                    408,791
                                                                    ------------

SHORT TERM INVESTMENTS (12.7%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (8.1%)
Federal Home Loan Bank
  0.92%, due 5/3/04                                     1,805,000      1,804,908
Federal National Mortgage Association
  0.91%, due 5/3/04                                     1,670,000      1,669,915
General Electric Capital Corp.
  1.02%, due 5/18/04                                    4,830,000      4,827,672
Morgan Stanley Dean Witter & Co.
  1.02%, due 5/4/04                                     3,615,000      3,614,693
  1.03%, due 5/24/04                                    2,000,000      1,998,684
National Australia Funding (Delaware), Inc.
  1.01%, due 5/7/04                                     5,960,000      5,958,996
UBS Finance (Delaware) LLC
  1.02%, due 5/3/04                                     6,580,000      6,579,627
                                                                    ------------
Total Commercial Paper (Cost $26,454,495)                             26,454,495
                                                                    ------------

                                                           SHARES
INVESTMENT COMPANY (4.6%)
Merrill Lynch Premier Institutional Fund               15,123,403     15,123,403
                                                                    ------------
Total Investment Company (Cost $15,123,403)                           15,123,403
                                                                    ------------
Total Short-Term Investments (Cost $41,577,898)                       41,577,898
                                                                    ------------
Total Investments (Cost $296,237,914) (c)                   102.3%   335,022,363(d)
Liabilities in Excess of
  Cash and Other Assets                                      (2.3)    (7,580,769)
                                                    -------------   ------------
Net Assets                                                  100.0%  $327,441,594
                                                    =============   ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com     9

(a)  Non-income producing security.
(b)  ADR-American Depositary Receipt.
(c) The cost for federal income tax purposes is $296,681,270.
(d)  At April 30, 2004 net unrealized appreciation was
     $38,341,093, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $42,568,160, and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,227,067.

 10   Mainstay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost $296,237,914)                            $335,022,363
Cash                                                   4,326
Receivables:
  Investment securities sold                       6,529,496
  Fund shares sold                                   490,555
  Dividends and interest                             219,206
Other assets                                          36,547
                                                ------------
        Total assets                             342,302,493
                                                ------------
LIABILITIES:
Payables:
  Investment securities purchased                 13,755,183
  Fund shares redeemed                               353,406
  Transfer agent                                     267,572
  Manager                                            195,945
  NYLIFE Distributors                                138,237
  Custodian                                            7,188
  Trustees                                             2,616
Accrued expenses                                     140,752
                                                ------------
    Total liabilities                             14,860,899
                                                ------------
Net assets                                      $327,441,594
                                                ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     71,323
  Class B                                            123,172
  Class C                                             26,330
  Class I                                                  1
  Class R1                                                 1
  Class R2                                                 1
Additional paid-in capital                       290,711,792
Accumulated net investments loss                    (313,904)
Accumulated net realized loss on investments      (1,961,571)
Net unrealized appreciation on investments        38,784,449
                                                ------------
Net assets                                      $327,441,594
                                                ============
CLASS A
Net assets applicable to outstanding shares     $106,884,478
                                                ============
Shares of beneficial interest outstanding          7,132,302
                                                ============
Net asset value per share outstanding           $      14.99
Maximum sales charge (5.50% of offering price)          0.87
                                                ------------
Maximum offering price per share outstanding    $      15.86
                                                ============
CLASS B
Net assets applicable to outstanding shares     $181,711,852
                                                ============
Shares of beneficial interest outstanding         12,317,249
                                                ============
Net asset value and offering price per share
  outstanding                                   $      14.75
                                                ============
CLASS C
Net assets applicable to outstanding shares     $ 38,842,224
                                                ============
Shares of beneficial interest outstanding          2,632,997
                                                ============
Net asset value and offering price per share
  outstanding                                   $      14.75
                                                ============
CLASS I
Net assets applicable to outstanding shares     $      1,014
                                                ============
Shares of beneficial interest outstanding                 68
                                                ============
Net asset value and offering price per share
  outstanding                                   $      15.01
                                                ============
CLASS R1
Net assets applicable to outstanding shares     $      1,014
                                                ============
Shares of beneficial interest outstanding                 68
                                                ============
Net asset value and offering price per share
  outstanding                                   $      15.01
                                                ============
CLASS R2
Net assets applicable to outstanding shares     $      1,012
                                                ============
Shares of beneficial interest outstanding                 68
                                                ============
Net asset value and offering price per share
  outstanding                                   $      14.99
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.    www.mainstayfunds.com 11

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED

                                                        2004
INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 2,588,622
  Interest                                            91,733
                                                 -----------
    Total income                                   2,680,355
                                                 -----------
EXPENSES:
  Manager                                          1,096,687
  Distribution -- Class B                            653,259
  Distribution -- Class C                            140,654
  Transfer agent                                     552,756
  Service -- Class A                                 127,034
  Service -- Class B                                 217,753
  Service -- Class C                                  46,885
  Shareholder communication                           43,331
  Recordkeeping                                       28,928
  Professional                                        28,788
  Registration                                        20,244
  Custodian                                           16,907
  Trustees                                             8,760
  Miscellaneous                                       12,273
                                                 -----------
    Total expenses                                 2,994,259
                                                 -----------
Net investment loss                                 (313,904)
                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                   7,411,112
Net change in unrealized appreciation on
  investments                                     23,279,927
                                                 -----------
Net realized and unrealized gain on investments   30,691,039
                                                 -----------
Net increase in net assets resulting from
  operations                                     $30,377,135
                                                 -----------

(a) Dividends recorded net of foreign withholding taxes of $3,167.

 12   Mainstay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                    2004          2003*           2002
INCREASE IN NET ASSETS:
Operations:
 Net investment income
  (loss)                    $   (313,904)  $   (126,015)  $    370,521
 Net realized gain (loss)
  on investments               7,411,112      6,922,632    (16,417,265)
 Net change in unrealized
  appreciation on
  investments                 23,279,927     31,657,415    (22,869,402)
                            ------------------------------------------
 Net increase in net
  assets resulting from
  operations                  30,377,135     38,454,032    (38,916,146)
                            ------------------------------------------

Dividends and distributions to
 shareholders:

 From net investment income:
   Class A                            --       (144,291)      (328,297)

 From net realized gain on investments:
   Class A                            --             --       (446,252)
   Class B                            --             --       (729,043)
   Class C                            --             --       (157,334)
                            ------------------------------------------
 Total dividends and
  distributions to
  shareholders                        --       (144,291)    (1,660,926)
                            ------------------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares:
   Class A                    25,540,941     34,317,491     79,196,510
   Class B                    20,356,273     28,908,125     88,864,443
   Class C                     5,894,964      7,734,088     27,200,106
   Class I                         1,000             --             --
   Class R1                        1,000             --             --
   Class R2                        1,000             --             --

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions:
   Class A                            --        119,561        628,017
   Class B                            --             --        646,444
   Class C                            --             --        120,713
                            ------------------------------------------
                              51,795,178     71,079,265    196,656,233

 Cost of shares redeemed:
   Class A                   (19,063,383)   (36,894,690)   (28,346,039)
   Class B                   (11,477,612)   (24,289,812)   (40,257,593)
   Class C                    (4,156,042)    (6,887,181)    (5,251,703)
                            ------------------------------------------
                             (34,697,037)   (68,071,683)   (73,855,335)
    Increase in net assets
     derived from capital
     share transactions       17,098,141      3,007,582    122,800,898
                            ------------------------------------------
    Net increase in net
     assets                   47,475,276     41,317,323     82,223,826

                                    2004          2003*           2002
NET ASSETS:
Beginning of period         $279,966,318   $238,648,995   $156,425,169
                            ------------------------------------------
End of period               $327,441,594   $279,966,318   $238,648,995
                            ==========================================
Accumulated net investment
 loss                       $   (313,904)  $         --   $   (125,073)
                            ==========================================

* The Fund changed its fiscal year end from December 31 to October 31.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com 13

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                         JANUARY 1,
                                            SIX MONTHS      2003                        CLASS A                     JUNE 1***
                                              ENDED        THROUGH     -----------------------------------------     THROUGH
                                            APRIL 30,    OCTOBER 31,            YEAR ENDED DECEMBER 31,            DECEMBER 31,
                                              2004*        2003**        2002       2001       2000       1999         1998
Net asset value at beginning of period       $  13.50      $ 11.51     $ 13.47    $ 13.14    $ 11.81    $ 10.25      $ 10.00
                                             --------      -------     -------    -------    -------    -------      -------
Net investment income (loss)                     0.02         0.04        0.06       0.12       0.21       0.22         0.07
Net realized and unrealized gain (loss) on
  investments                                    1.47         1.97       (1.90)      0.52       2.44       2.30         0.32
                                             --------      -------     -------    -------    -------    -------      -------
Total from investment operations                 1.49         2.01       (1.84)      0.64       2.65       2.52         0.39
                                             --------      -------     -------    -------    -------    -------      -------
Less dividends and distributions:
  From net investment income                       --        (0.02)      (0.06)     (0.12)     (0.21)     (0.22)       (0.07)
  From net realized gain on investments            --           --       (0.06)     (0.19)     (1.02)     (0.74)       (0.07)
  In excess of net realized gain on
    investments                                    --           --          --         --      (0.09)        --           --
                                             --------      -------     -------    -------    -------    -------      -------
Total dividends and distributions                  --        (0.02)      (0.12)     (0.31)     (1.32)     (0.96)       (0.14)
                                             --------      -------     -------    -------    -------    -------      -------
Net asset value at end of period             $  14.99      $ 13.50     $ 11.51    $ 13.47    $ 13.14    $ 11.81      $ 10.25
                                             ========      =======     =======    =======    =======    =======      =======
Total investment return (a)                     11.04%       17.53%     (13.67%)     4.88%     22.79%     25.11%        4.01%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)                 0.31%+       0.45%+      0.71%      0.95%      1.66%      1.94%        1.20%+
    Net expenses                                 1.40%+       1.54%+      1.50%      1.53%      1.59%      1.65%        3.11%+
    Expenses (before reimbursement)              1.40%+       1.54%+      1.50%      1.53%      1.59%      1.82%        3.11%+
Portfolio turnover rate                            18%          30%         46%       100%       148%       193%         270%
Net assets at end of period (in 000's)       $106,884      $90,349     $80,442    $40,692    $32,782    $18,764      $10,290

                                                         JANUARY 1,                                                 SEPTEMBER
                                            SIX MONTHS      2003                        CLASS C                       1****
                                              ENDED        THROUGH     -----------------------------------------     THROUGH
                                            APRIL 30,    OCTOBER 31,            YEAR ENDED DECEMBER 31,            DECEMBER 31,
                                              2004*        2003**        2002       2001       2000       1999         1998
Net asset value at beginning of period       $ 13.34       $ 11.42     $ 13.41    $ 13.09     $11.78     $10.24       $ 9.06
                                             -------       -------     -------    -------     ------     ------       ------
Net investment income (loss)                   (0.03)        (0.03)      (0.01)      0.03       0.12       0.15         0.04
Net realized and unrealized gain (loss) on
  investments                                   1.44          1.95       (1.92)      0.51       2.42       2.28         1.25
                                             -------       -------     -------    -------     ------     ------       ------
Total from investment operations                1.41          1.92       (1.93)      0.54       2.54       2.43         1.29
                                             -------       -------     -------    -------     ------     ------       ------
Less dividends and distributions:
  From net investment income                      --            --          --      (0.03)     (0.12)     (0.15)       (0.04)
  From net realized gain on investments           --            --       (0.06)     (0.19)     (1.02)     (0.74)       (0.07)
  In excess of net realized gain on
    investments                                   --            --          --         --      (0.09)        --           --
                                             -------       -------     -------    -------     ------     ------       ------
Total dividends and distributions                 --            --       (0.06)     (0.22)     (1.23)     (0.89)       (0.11)
                                             -------       -------     -------    -------     ------     ------       ------
Net asset value at end of period             $ 14.75       $ 13.34     $ 11.42    $ 13.41     $13.09     $11.78       $10.24
                                             =======       =======     =======    =======     ======     ======       ======
Total investment return (a)                    10.57%        16.81%     (14.35%)     4.17%     21.83%     24.16%       14.30%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)               (0.44%)+      (0.30%)+    (0.04%)     0.20%      0.91%      1.19%        0.45%+
    Net expenses                                2.15%+        2.29%+      2.25%      2.28%      2.34%      2.40%        3.86%+
    Expenses (before reimbursement)             2.15%+        2.29%+      2.25%      2.28%      2.34%      2.57%        3.86%+
Portfolio turnover rate                           18%           30%         46%       100%       148%       193%         270%
Net assets at end of period (in 000's)       $38,842       $33,501     $28,183    $10,586     $2,803     $  824       $   --(b)

*     Unaudited.
      The Fund changed its fiscal year end from December 31 to
**    October 31.
***   Commencement of Operations.
****  Class C shares were first offered on September 1, 1998.
+     Annualized.
++    First offered on January 1, 2004.
      Total return is calculated exclusive of sales charges and is
(a)   not annualized.
(b)   Less than one thousand.
(c)   Less than one cent per share.

 14   Mainstay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

             JANUARY 1,
SIX MONTHS      2003                        CLASS B                     JUNE 1***
  ENDED        THROUGH     -----------------------------------------     THROUGH
APRIL 30,    OCTOBER 31,            YEAR ENDED DECEMBER 31,            DECEMBER 31,
  2004*        2003**        2002       2001       2000       1999         1998
 $  13.34     $  11.42     $  13.41   $  13.09   $ 11.78    $ 10.24       $10.00
 --------     --------     --------   --------   -------    -------       ------
    (0.03)       (0.03)       (0.01)      0.03      0.12       0.15         0.04
     1.44         1.95        (1.92)      0.51      2.42       2.28         0.31
 --------     --------     --------   --------   -------    -------       ------
     1.41         1.92        (1.93)      0.54      2.54       2.43         0.35
 --------     --------     --------   --------   -------    -------       ------
       --           --           --      (0.03)    (0.12)     (0.15)       (0.04)
       --           --        (0.06)     (0.19)    (1.02)     (0.74)       (0.07)
       --           --           --         --     (0.09)        --           --
 --------     --------     --------   --------   -------    -------       ------
       --           --        (0.06)     (0.22)    (1.23)     (0.89)       (0.11)
 --------     --------     --------   --------   -------    -------       ------
 $  14.75     $  13.34     $  11.42   $  13.41   $ 13.09    $ 11.78       $10.24
 ========     ========     ========   ========   =======    =======       ======
    10.57%       16.81%      (14.35%)     4.17%    21.83%     24.16%        3.56%
    (0.44%)+     (0.30%)+     (0.04%)     0.20%     0.91%      1.19%        0.45%+
     2.15%+       2.29%+       2.25%      2.28%     2.34%      2.40%        3.86%+
     2.15%+       2.29%+       2.25%      2.28%     2.34%      2.57%        3.86%+
       18%          30%          46%       100%      148%       193%         270%
 $181,712     $156,116     $130,024   $105,146   $50,172    $23,803       $4,166

 CLASS I      CLASS R1      CLASS R2
 -------      --------      --------
      JANUARY 1, 2004++ THROUGH
              APRIL 30,
                2004*
 $14.81        $14.81        $14.81
 ------        ------        ------
   0.02          0.02          0.00(c)
   0.18          0.18          0.18
 ------        ------        ------
   0.20          0.20          0.18
 ------        ------        ------
     --            --            --
     --            --            --
     --            --            --
 ------        ------        ------
     --            --            --
 ------        ------        ------
 $15.01        $15.01        $14.99
 ======        ======        ======
   1.35%         1.35%         1.22%
   0.91%+        0.81%+        0.56%+
   0.80%+        0.90%+        1.15%+
   0.80%+        0.90%+        1.15%+
     18%           18%           18%
 $    1        $    1        $    1

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com 15

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Mid Cap Value Fund (the "Fund"), a diversified fund.

The Fund currently offers six classes of shares, Class A shares, Class B shares, Class C shares, Class I shares, Class R1 shares and Class R2 shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Distribution of Class I shares, Class R1 shares and Class R2 shares commenced on January 1, 2004. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I shares, Class R1 shares and Class R2 shares are not subject to sales charge. The six classes bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B shares and Class C shares are subject to higher distribution fee rates than Class A shares and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares and Class R1 shares are not subject to a distribution or service fee. Class R1 and Class R2 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or independent third-party service providers, as compensation for services rendered to shareholders of Class R1 or Class R2 shares, a shareholder service fee.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income.

Effective January 1, 2004, the Fund changed its name to MainStay Mid Cap Value Fund from MainStay Equity Income fund.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Debt securities are valued at prices supplied by a pricing agent selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's Manager to be representative of market values at the regular close of business of the New York Stock Exchange. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively to interest income, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities

 16   MainStay Mid Cap Value Fund
are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.65%, 2.40% and 2.40% of the average daily net assets of the Class A, Class B and Class C shares, respectively. NYLIM has agreed to an equivalent reduction in the management fee for Class I, Class R1 and Class R2 shares. For the six months ended April 30, 2004, the Manager earned from the Fund $1,096,687. It was not necessary for the Manager to reimburse the Fund for expenses for the six months ended April 30, 2004.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A, Class B, Class C and Class R2 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class R2 Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A and Class R2 shares, which is an expense of the Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

The Fund has adopted a shareholder services plan with respect to Class R1 and R2 shares. Under the terms of this plan, Class R1 and Class R2 shares are authorized to pay to NYLIM, its affiliates, or independent third-party providers, as compensation for services rendered, a shareholder service fee at the rate of 0.10% of the average daily net assets of the Fund's Class R1 and R2 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $24,662 for the six months ended April 30, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $4,238, $105,403 and $3,250, respectively, for the six months ended April 30, 2004.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to

                                                    www.mainstayfunds.com     17

NYLIM Service for the six months ended April 30, 2004, amounted to $552,756.

(E) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Mid Cap Value Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $3,599 for the six months ended April 30, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $28,928 for the six months ended April 30, 2004.

NOTE 4 -- FEDERAL INCOME TAX:

At October 31, 2003, for federal income tax purposes, capital loss carryforwards of $9,221,687 were available, to the extent provided by regulations to offset future realized gains of the Fund through 2010. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

The tax character of distributions paid during the period ended October 31, 2003 and the year ended December 31, 2002, shown in the Statement of Changes in Net Assets, are as follows:

                                           2003         2002
Distributions paid from:
  Ordinary income                      $144,291   $  328,297
  Long-term capital gain                     --    1,332,629
------------------------------------------------------------
                                       $144,291   $1,660,926
------------------------------------------------------------

NOTE 5 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2004, purchases and sales of securities, other than short-term securities, were $53,767 and $49,699, respectively.

NOTE 6 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2004.

NOTE 7 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                    SIX MONTHS ENDED
                                     APRIL 30, 2004*
                                CLASS A  CLASS B  CLASS C

Shares sold                       1,731    1,397      406
---------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                      --       --       --
---------------------------------------------------------
                                  1,731    1,397      406
---------------------------------------------------------
Shares redeemed                 (1,293)    (786)    (285)
---------------------------------------------------------
Net increase                        438      611      121
---------------------------------------------------------

 18   MainStay Mid Cap Value Fund

                             JANUARY 1, 2004** THROUGH
                                  APRIL 30, 2004*
                         CLASS I     CLASS R1     CLASS R2
Shares sold                --(a)       --(a)          --(a)
-----------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions            --          --             --
-----------------------------------------------------------
                           --(a)       --(a)          --(a)
-----------------------------------------------------------
Shares redeemed            --          --             --
-----------------------------------------------------------
Net increase               --(a)       --(a)          --(a)
-----------------------------------------------------------

                                    JANUARY 1 THROUGH
                                   OCTOBER 31, 2003***
                                CLASS A  CLASS B  CLASS C
Shares sold                       2,811    2,413      642
---------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                      11       --       --
---------------------------------------------------------
                                  2,822    2,413      642
---------------------------------------------------------
Shares redeemed                 (3,114)  (2,089)    (597)
---------------------------------------------------------
Net increase (decrease)           (292)      324       45
---------------------------------------------------------

                                       YEAR ENDED
                                    DECEMBER 31, 2002
                                CLASS A  CLASS B  CLASS C
Shares sold                       6,186    6,744    2,094
---------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                      54       57       11
---------------------------------------------------------
                                  6,240    6,801    2,105
---------------------------------------------------------
Shares redeemed                 (2,275)  (3,261)    (428)
---------------------------------------------------------
Net increase                      3,965    3,540    1,677
---------------------------------------------------------

(a)  Less than one thousand.
*   Unaudited.
**  First offered on January 1, 2004.
*** The Fund changed its fiscal year end from December 31 to October 31.

NOTE 8 -- OTHER MATTERS:

(A) On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's reports on the Trust's financial statements for the period ended October 31, 2003, and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

(B) NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. NYLIM and the MainStay Equity Index Fund are currently seeking to resolve the SEC Staff's concerns regarding these matters, although there can be no assurance at this time as to the outcome of these efforts.

                                                    www.mainstayfunds.com     19

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              55           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Manager, NYLIFE Distributors LLC; Vice
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 portfolios);
                                                 President, Eclipse Funds Inc. (10
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                23           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   23           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           23           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                23           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               23           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

 20   MainStay Mid Cap Value Fund

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES*
        MICHAEL H.        Trustee since 2003     Retired. Independent Consultant (1999 to            23           None
        SUTTON(+)                                present) (accounting and capital market
        9/19/40                                  regulation); Consultant, Financial
                                                 Accounting Standards Board (1998 to
                                                 1999); Chief Accountant, United States
                                                 Securities and Exchange Commission (1995
                                                 to 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Trustee since 1994     Advisor (July 2003 to present) and                  23           None
        TRUTANIC                                 Managing Director (2001 to 2003), The
        2/13/52                                  Carlyle Group (private investment firm);
                                                 Chairman and Chief Executive Officer,
                                                 Somerset Group (financial advisory firm);
                                                 Senior Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             36           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.;
                                                 Manager, NYLIFE Distributors LLC;
                                                 Director, New York Life Trust Company.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    61           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Chief Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ROBERT A.         Secretary since 2001   Senior Managing Director, General Counsel           55           None
        ANSELMI                                  and Secretary, New York Life Investment
        10/19/46                                 Management LLC (including predecessor
                                                 advisory organizations); Secretary, New
                                                 York Life Investment Management Holdings
                                                 LLC; Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIFE Distributors LLC;
                                                 Secretary, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds Inc., and Eclipse Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc., (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             55           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 NYLIFE Securities Inc.; Vice
                                                 President-Financial Operations and Chief
                                                 Financial Officer, NYLIFE Distributors
                                                 LLC; Tax Vice President, New York Life
                                                 International, LLC; Tax Vice President,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     + Resigned effective June 11, 2004.

                                                    www.mainstayfunds.com     21

MAINSTAY FUNDS

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Core Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT AUDITORS

KPMG LLP

 22   MainStay Mid Cap Value Fund

                       This page intentionally left blank

(MAINSTAY LOGO)

------------------------------------------------
GNot FDIC insured. G No bank guarantee. G May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2004 by NYLIFE Distributors LLC. All rights reserved.       SEC File Number:
811-04550

NYLIM-A05483         [RECYCLE LOGO]                                 MSMV10-06/04

(MAINSTAY LOGO)

                                             MAINSTAY(R)
                                             GLOBAL HIGH INCOME FUND

                                             The MainStay(R) Funds

                                             Semiannual Report
                                             Unaudited

                                             April 30, 2004

                       This page intentionally left blank

 2   MainStay Global High Income Fund

MESSAGE FROM
THE PRESIDENT

Most domestic and international stock markets advanced during the six months ended April 30, 2004. The U.S. economy generally improved, with real gross domestic product growing at a seasonally adjusted annual rate of 4.1% in the fourth quarter of 2003 and, according to preliminary estimates, rising 4.4% in the first quarter of 2004. Inflation remained relatively modest throughout the reporting period but increased enough to reassure the Federal Reserve that unwanted deflation was no longer a serious concern.

Increases in corporate productivity led to worries that we might be having a "jobless recovery." In early April, however, the release of March employment figures showed a dramatic rise in nonfarm payrolls. Unfortunately, the combination of higher employment and rising inflation suggested that the Federal Reserve might soon move to raise interest rates. Bond markets adjusted to accommodate this perception, with yields rising and prices declining in April. The stock market, which had recorded relatively steady gains since mid-March of 2003, became increasingly volatile from late January through the end of April 2004.

In March and April, bond yields rose to reflect the increasing likelihood of a less-accommodative monetary policy. Since bond prices and yields tend to move in opposite directions, several bond indices recorded negative price performance during the six-month reporting period, but most provided positive total returns.

A weak U.S. dollar helped strengthen the performance of international stocks and was good news for U.S. exporters. The strengthening Japanese economy was greeted as positive news by international investors, but moves to decelerate the rapid economic growth in China were not as favorably received. Several international markets provided double-digit total returns for the six-month reporting period.

On January 1, 2004, the Eclipse Funds were re-branded as MainStay Funds. The change was part of a repositioning initiative at New York Life Investment Management LLC. During the reporting period, some Funds were merged, others liquidated, and still others renamed. The result was a single, robust, and integrated mutual fund family that gives investors a more comprehensive array of alternatives.

At MainStay, each of our Funds seeks to achieve its investment objective through consistent application of an established investment process. Whether the investments you've chosen use quantitative analysis, fundamental research, or a combination of the two, our disciplines remain the same, even when the markets move. We believe that our time-tested investment strategies can help you pursue your long-range goals with confidence. We hope to continue to serve your investment needs for many years to come.

Sincerely,

/s/ GARY E. WENDLANDT

Gary E. Wendlandt

President

   TABLE OF CONTENTS

   Message from the President                     3
---------------------------------------------------

   Investment and Performance Comparison          4
---------------------------------------------------

   Portfolio Management Discussion and
   Analysis                                       7
---------------------------------------------------

   Portfolio Composition                          8
---------------------------------------------------

   Portfolio of Investments                       9

   Financial Statements                          13
---------------------------------------------------

   Notes to Financial Statements                 18
---------------------------------------------------

   Trustees and Officers                         24
---------------------------------------------------

   MainStay(R) Funds                             26

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

                                                             SIX     ONE     FIVE     SINCE
BENCHMARKS                                                  MONTHS   YEAR   YEARS   INCEPTION
J.P. MORGAN EMBI GLOBAL DIVERSIFIED INDEX(1)                  2.39%   9.27% 12.88%      10.52%
AVERAGE LIPPER EMERGING MARKETS DEBT FUND(2)                  1.90    9.90  14.32        9.33

 CLASS A SHARES
--------------------------------------------------------------------------------

                          SIX      ONE      FIVE      SINCE
TOTAL RETURNS            MONTHS    YEAR    YEARS    INCEPTION
-------------------------------------------------------------
With sales charges       -3.05%    5.99%   12.48%     8.86%
Excluding sales charges   1.52    10.99    13.52       9.71

                                                                MAINSTAY GLOBAL HIGH INCOME
PERIOD-END                                                                  FUND                      JPM EMB GLOBAL DIVSFD
-----------                                                     ---------------------------           ---------------------
6/1/98                                                            $           955                      $        1,000
4/30/99                                                                       877                                 986
4/30/00                                                                       983                               1,101
4/30/01                                                                     1,039                               1,240
4/30/02                                                                     1,268                               1,404
4/30/03                                                                     1,489                               1,654
4/30/04                                                                     1,653                               1,808

                                             -- MainStay Global High Income Fund
                                    -- J.P. Morgan EMBI Global Diversified Index

 CLASS B SHARES
--------------------------------------------------------------------------------

                          SIX      ONE      FIVE      SINCE
TOTAL RETURNS            MONTHS    YEAR    YEARS    INCEPTION
-------------------------------------------------------------
With sales charges       -3.71%    5.17%   12.40%      8.75%
Excluding sales charges   1.18    10.17    12.64       8.86

                                                                MAINSTAY GLOBAL HIGH INCOME
PERIOD-END                                                                 FUND                      JPM EMB GLOBAL DIVSFD
-----------                                                     ---------------------------           ---------------------
6/1/98                                                             $        1,000                      $        1,000
4/30/99                                                                       911                                 986
4/30/00                                                                     1,013                               1,101
4/30/01                                                                     1,061                               1,240
4/30/02                                                                     1,287                               1,404
4/30/03                                                                     1,500                               1,654
4/30/04                                                                     1,643                               1,808

                                             -- MainStay Global High Income Fund
                                    -- J.P. Morgan EMBI Global Diversified Index

 CLASS C SHARES
--------------------------------------------------------------------------------

                          SIX      ONE      FIVE      SINCE
TOTAL RETURNS            MONTHS    YEAR    YEARS    INCEPTION
-------------------------------------------------------------
With sales charges        0.20%    9.17%   12.64%      8.86%
Excluding sales charges   1.18    10.17    12.64       8.86

                                                                MAINSTAY GLOBAL HIGH INCOME
PERIOD-END                                                                  FUND                      JPM EMB GLOBAL DIVSFD
-----------                                                     ---------------------------           ---------------------
6/1/98                                                            $         1,000                      $        1,000
4/30/99                                                                       911                                 986
4/30/00                                                                     1,013                               1,101
4/30/01                                                                     1,061                               1,240
4/30/02                                                                     1,287                               1,404
4/30/03                                                                     1,500                               1,654
4/30/04                                                                     1,653                               1,808

                                             -- MainStay Global High Income Fund
                                    -- J.P. Morgan EMBI Global Diversified Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $1,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. Performance for Class C shares, first offered 9/1/98, includes the historical performance of Class B shares from inception (6/1/98) through 8/31/98, adjusted to reflect the applicable CDSC for such shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Global High Income Fund

1. The J.P. Morgan EMBI Global Diversified Index is an unmanaged, uniquely weighted version of The J.P. Morgan Emerging Markets Bond Index--the EMBI--which, in turn, is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S. dollar denominated Brady bonds. The EMBI Global Diversified Index limits the weights of those index countries with larger total debt obligations by only including specified portions of these countries' eligible current face amounts of outstanding debt. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index or a composite.

2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

                                                     www.mainstayfunds.com     5

 $1,000 INVESTED IN MAINSTAY GLOBAL HIGH INCOME FUND
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                        ENDING ACCOUNT                          VALUE
                                                         VALUE (BASED                         (BASED ON
                                        BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                         ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                          VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
 SHARE CLASS                             11/1/03           4/30/04            PERIOD          EXPENSES)           PERIOD
 ------------------------------------------------------------------------------------------------------------------------
 CLASS A SHARES(1)                       $1,000             $1,015             $ 7              $1,043             $ 7
 ------------------------------------------------------------------------------------------------------------------------

 CLASS B SHARES(1)                       $1,000             $1,012             $11              $1,039             $11
 ------------------------------------------------------------------------------------------------------------------------

 CLASS C SHARES(1)                       $1,000             $1,012             $11              $1,039             $11
 ------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).

 6   MainStay Global High Income Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Joseph Portera of MacKay Shields LLC

WHAT FACTORS INFLUENCED EMERGING-MARKET DEBT DURING THE SIX MONTHS ENDED APRIL 30, 2004?

The market experienced some ups and downs. The spread between the J.P. Morgan Emerging Market Bond Index (EMBI)(1) and U.S. Treasuries dropped from 475 basis points at the beginning of the reporting period to 434 basis points by the end of January. (A basis point is 1/100(th) of one percent.) By the end of April, however, the spread had increased to 480 basis points. Although fundamentals continued to improve, investor uncertainty about when the Federal Reserve might raise the targeted federal funds rate caused many investors to move away from riskier assets such as emerging-market debt.

WERE THERE ANY COUNTRY-SPECIFIC FACTORS THAT WERE NOTEWORTHY?

Yes there were. Political uncertainty was a concern in Russia, but President Putin's easy victory calmed any fears of a reversal in fiscal or economic policy. A continuing investigation of YUKOS Oil Company and its executives, however, has adversely affected the oil sector in Russia. Fortunately, the Fund did not hold YUKOS debt during this period.

Brazilian government debt faced pressure when a political scandal involving Brazil's finance minister threatened the markets. The yield premium on Brazilian debt started the period at 600 basis points, narrowed to 460 at year-end 2003, and then rose to 660 basis points by the end of April 2004.

HOW WAS THE FUND AFFECTED BY THE BRAZILIAN SITUATION?

The Fund held an overweighted position in Brazilian debt relative to the benchmark and possibly relative to its peer Funds. Since Brazil was one of the worst-performing markets during the entire period, this positioning detracted from the Fund's performance.

WHAT BONDS HAD A POSITIVE IMPACT ON THE FUND'S PERFORMANCE?

The Fund was overweighted in higher-yielding emerging-market assets, which proved beneficial. We believe that over time, these securities will continue to add excess return to the portfolio. Our decision to add restructured Argentine sovereign debt to the Fund's portfolio also had a positive impact on performance.

WHAT WAS THE FUND'S DURATION STRATEGY?

During the reporting period, we shortened the Fund's duration. At the end of April 2004, the Fund's duration was quite close to that of the J.P. Morgan EMBI Global Diversified Index.(2)

DID YOU FIND ANY OPPORTUNITIES AMONG CORPORATE BONDS?

Yes, we found some attractive names in both emerging-market and developed-market corporate debt. In November 2003, we added U.S. auto giant Ford to the portfolio, purchasing nearly a 1% position in 10-year notes. At the time, Ford was trading cheaper than Mexican bonds, and we viewed the pricing unsustainable. Our assessment proved to be correct, and we sold the bonds in January for a principal return of 10%.

In Brazil, we accumulated a smaller position in Embratel, a telecommunication services company. Telefones de Mexico has since acquired Embratel, and the bonds rallied 8 points on the news, which prompted us to take profits on the issue.

Since mid-2003, we have become increasingly optimistic about a restructuring of Argentine debt. During the reporting period, the Fund continued to increase its holdings in Argentine sovereign and corporate debt to 3% of the Fund's net assets. At the end of April, the Fund was slightly overweighted in Argentina relative to the benchmark's weighting of 2.5%.

Past performance is no guarantee of future results. Investment objectives may not be met, as the underlying investment options are subject to market risk and fluctuations in value. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

MainStay Global High Income Fund was formerly known as MainStay Global High Yield Fund.

1. The J.P. Morgan Emerging Market Bond Index is an unmanaged, market-capitalization weighted total-return index tracking the traded market for U.S. dollar denominated Brady Bonds. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. See footnote on page 3 for more information about the J.P. Morgan EMBI Global Diversified Index.

                                                     www.mainstayfunds.com     7

During the period the Argentine bonds in the J.P. Morgan EMBI Global Diversified Index gained 11%.

WHAT DO YOU INTEND TO FOCUS ON IN THE COMING MONTHS?

The external environment will continue to weigh on emerging-market debt and other higher-yielding assets. Although the exact timing of a U.S. rate hike remains uncertain, the market has already moved yields substantially higher than the lows seen in March. We remain optimistic and will continue to focus on fundamental economic and credit analysis. Corporate and sovereign liquidity are the key ingredients necessary for issuers to weather the impending interest-rate storm. We remain confident that emerging markets will continue to improve fundamentally. We believe that with a yield premium in excess of 5% over U.S. Treasuries, emerging-market debt continues to represent long-term value.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 PORTFOLIO COMPOSITION AS OF APRIL 30, 2004

(PORTFOLIO COMPOSITION PIE CHART)

               SHORT-TERM
               INVESTMENTS
               (COLLATERAL
                   FROM                                                                     LIABILITIES IN
GOVERNMENTS     SECURITIES                                                                     EXCESS OF
 & FEDERAL      LENDING IS                   CORPORATE                        LOAN             CASH AND
  AGENCIES        10.0%)      BRADY BONDS      BONDS      YANKEE BONDS    PARTICIPATIONS     OTHER ASSETS
-----------    -----------    -----------    ---------    ------------    --------------    --------------
   64.5%          15.00%         12.90%        13.70%         2.20%           0.50%             -8.8%


 8   MainStay Global High Income Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2004 UNAUDITED

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
LONG-TERM BONDS (93.8%)+
-----------------------------------------------------------------------------
BRADY BONDS (12.9%)

BRAZIL (7.1%)
Republic of Brazil
  Series RG
  2.125%, due 4/15/12 (c)                           $ 1,717,654   $ 1,425,652
  Series 18 year
  2.125%, due 4/15/12 (c)                               752,944       624,944
  *Series 20 year
  8.00%, due 4/15/14 (d)                              4,233,704     3,886,540
                                                                  -----------
                                                                    5,937,136
                                                                  -----------
NIGERIA (1.3%)
Central Bank of Nigeria
  Series WW
  6.25%, due 11/15/20                                 1,250,000     1,106,250
                                                                  -----------

PERU (2.3%)
*Republic of Peru
  Series 20 year
  4.50%, due 3/7/17 (d)(e)                            2,250,000     1,912,500
                                                                  -----------

VENEZUELA (1.8%)
Republic of Venezuela
  Series DL
  2.125%, due 12/18/07 (c)                            1,618,995     1,513,760
                                                                  -----------

VIETNAM (0.4%)
Socialist Republic of Vietnam
  Series 30 year
  3.75%, due 3/12/28                                    500,000       343,451
                                                                  -----------
Total Brady Bonds
  (Cost $8,935,771)                                                10,813,097
                                                                  -----------

CORPORATE BONDS (13.7%)
-----------------------------------------------------------------------------

BRAZIL (0.2%)
Globo Comunicacoes Participacoes S.A.
  Series REGS
  10.625%, due 12/5/08 (f)                              224,000       141,120
                                                                  -----------

CAYMAN ISLANDS (0.8%)
CSN Islands VIII Corp.
  9.75%, due 12/16/13 (b)                               580,000       522,000
Votorantim Overseas III
  7.875%, due 1/23/14 (b)                               200,000       182,000
                                                                  -----------
                                                                      704,000
                                                                  -----------

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
CHILE (0.4%)
AES General S.A.
  7.50%, due 3/25/14 (b)                            $   350,000   $   334,250
                                                                  -----------

COLOMBIA (1.3%)
Bavaria S.A.
  8.875%, due 11/1/10 (b)                             1,085,000     1,085,000
                                                                  -----------

GERMANY (2.6%)
Citibank Global Markets (Severstal) Deutschland
  9.25%, due 4/19/14 (b)                                360,000       331,200
Gazprom Oao
  9.625%, due 3/1/13 (b)                                760,000       780,900
Kyivstar GSM
  12.75%, due 11/21/05 (b)                              300,000       326,250
Salomon Brothers (Sibneft) AG
  Series REGS
  10.75%, due 1/15/09                                   725,000       767,775
                                                                  -----------
                                                                    2,206,125
                                                                  -----------
IRELAND (0.5%)
Waterford Wedgwood PLC
  Series REGS
  9.875%, due 12/1/10                                   120,000       143,850
  9.875%, due 12/1/10 (b)(g)                         E  205,000       245,744
                                                                  -----------
                                                                      389,594
                                                                  -----------
LUXEMBURG (1.5%)
Mobile Telesystems Finance
  9.75%, due 1/30/08 (b)                            $   750,000       778,125
Wimm-Bill-Dann Foods OJSC
  8.50%, due 5/21/08 (b)                                500,000       470,000
                                                                  -----------
                                                                    1,248,125
                                                                  -----------
MEXICO (0.9%)
Grupo Transportacion Ferroviaria Mexicana, S.A. de
  C.V.
  12.50%, due 6/15/12                                   450,000       501,750
Vitro S.A. de C.V.
  11.75%, due 11/1/13 (b)                               250,000       236,250
                                                                  -----------
                                                                      738,000
                                                                  -----------
PHILIPPINES (0.8%)
Philippine Long Distance Telephone Co.
  8.35%, due 3/6/17                                      70,000        61,950
  11.375%, due 5/15/12                                  550,000       607,750
                                                                  -----------
                                                                      669,700
                                                                  -----------
RUSSIA (1.1%)
Tyumen Oil Co.
  11.00%, due 11/6/07 (b)                               800,000       898,000
                                                                  -----------

* Fund's 10 largest holdings. May be subject to change daily.
+ Percentages indicated are based on Fund net assets.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com     9

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------

UNITED STATES (3.6%)
Adelphia Communications Corp.
  10.25%, due 6/15/11 (f)                           $   100,000   $   111,000
Ford Motor Credit Co.
  5.80%, due 1/12/09                                    480,000       488,887
FrontierVision Operating Partners L.P.
  11.00%, due 10/15/06 (f)                              100,000       121,000
General Motors Acceptance Corp.
  7.75%, due 1/19/10                                    200,000       219,974
*Pemex Project Funding Master Trust
  7.375%, due 12/15/14                                2,000,000     2,090,000
                                                                  -----------
                                                                    3,030,861
                                                                  -----------
Total Corporate Bonds
  (Cost $11,693,337)                                               11,444,775
                                                                  -----------

GOVERNMENTS & FEDERAL AGENCIES (64.5%)
-----------------------------------------------------------------------------
ARGENTINA (2.2%)
*Republic of Argentina
  1.234%, due 8/3/12 (c)                              2,800,000     1,841,000
                                                                  -----------
BRAZIL (15.3%)
Republic of Brazil
  8.25%, due 1/20/34                                  1,000,000       736,000
  Series B
  8.875%, due 4/15/24 (d)                             1,475,000     1,183,688
  9.25%, due 10/22/10                                 1,160,000     1,113,600
* 9.375%, due 4/7/08 (d)                              2,425,000     2,449,250
  10.125%, due 5/15/27                                1,500,000     1,316,250
  11.00%, due 1/11/12                                 1,650,000     1,674,750
* 11.00%, due 8/17/40 (d)                             1,980,000     1,841,400
  11.50%, due 3/12/08                                   850,000       901,000
  12.25%, due 3/6/30                                    500,000       507,500
  14.50%, due 10/15/09                                  900,000     1,055,250
                                                                  -----------
                                                                   12,778,688
                                                                  -----------
COLOMBIA (4.3%)
Republic of Colombia
  8.125%, due 5/21/24                                 1,370,000     1,164,500
  10.00%, due 1/23/12                                 1,050,000     1,118,250
  10.375%, due 1/28/33                                  500,000       502,500
  10.50%, due 7/9/10                                    430,000       473,000
  11.75%, due 2/25/20                                   300,000       352,500
                                                                  -----------
                                                                    3,610,750
                                                                  -----------
DOMINICAN REPUBLIC (0.4%)
Dominican Republic
  9.04%, due 1/23/13 (b)                                500,000       367,500
                                                                  -----------

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
ECUADOR (3.4%)
Republic of Ecuador
  Series REGS
*  7.00%, due 8/15/30                               $ 2,570,000   $ 1,805,425
  12.00%, due 11/15/12 (b)                            1,055,000       938,950
  Series REGS
  12.00%, due 11/15/12                                  150,000       134,625
                                                                  -----------
                                                                    2,879,000
                                                                  -----------
EGYPT (0.9%)
Arab Republic of Egypt
  Series REGS
  8.75%, due 7/11/11                                    610,000       745,725
                                                                  -----------

EL SALVADOR (0.3%)
Republic of El Salvador
  8.25%, due 4/10/32 (b)                                250,000       251,250
                                                                  -----------

IVORY COAST (0.3%)
Republic of Ivory Coast
  Series 20 Year
  2.00%, due 3/29/18 (f)                              1,400,000       210,000
                                                                  -----------

MEXICO (4.1%)
United Mexican States
  1.84%, due 1/13/09 (c)                                750,000       750,000
*  8.125%, due 12/30/19                               2,450,000     2,664,375
                                                                  -----------
                                                                    3,414,375
                                                                  -----------
PANAMA (2.2%)
Republic of Panama
  8.25%, due 4/22/08                                    300,000       328,500
  8.875%, due 9/30/27                                   400,000       404,000
  9.375%, due 7/23/12                                   200,000       226,000
  9.625%, due 2/8/11                                    770,000       873,950
                                                                  -----------
                                                                    1,832,450
                                                                  -----------
PERU (1.6%)
Republic of Peru
  9.125%, due 2/21/12                                 1,300,000     1,365,000
                                                                  -----------

PHILIPPINES (3.3%)
Republic of Philippines
  9.375%, due 1/18/17                                   510,000       529,125
  9.875%, due 1/15/19                                 1,150,000     1,181,625
  10.625%, due 3/16/25 (d)                            1,000,000     1,075,000
                                                                  -----------
                                                                    2,785,750
                                                                  -----------
RUSSIA (11.5%)
Russian Federation
  5.00%, due 3/31/30 (b)                                 28,205        25,843
  Series REGS
*  5.00%, due 3/31/30                                 7,884,750     7,230,316
  8.25%, due 3/31/10 (b)                                  3,289         3,565
  Series REGS
  8.25%, due 3/31/10                                    816,251       883,592

 10   MainStay Global High Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
GOVERNMENTS & FEDERAL AGENCIES (CONTINUED)
-----------------------------------------------------------------------------
RUSSIA (CONTINUED)
  Series REGS
  10.00%, due 6/26/07                               $   742,000   $   844,767
  Series REGS
  11.00%, due 7/24/18                                   500,000       644,250
                                                                  -----------
                                                                    9,632,333
                                                                  -----------
SOUTH AFRICA (1.2%)
Republic of South Africa
  7.375%, due 4/25/12                                   950,000     1,042,625
                                                                  -----------

TURKEY (5.6%)
Republic of Turkey
  9.875%, due 3/19/08                                   500,000       548,750
  10.50%, due 1/13/08                                   980,000     1,097,600
  11.75%, due 6/15/10                                   400,000       472,500
  11.875%, due 1/15/30 (d)                              900,000     1,166,625
  12.375%, due 6/15/09                                1,170,000     1,386,450
                                                                  -----------
                                                                    4,671,925
                                                                  -----------
UKRAINE (1.8%)
Ukraine Government
  6.875%, due 3/4/11 (b)                                150,000       144,750
  7.65%, due 6/11/13 (b)                                700,000       673,750
  Series REGS
  11.00%, due 3/15/07                                   612,091       667,791
                                                                  -----------
                                                                    1,486,291
                                                                  -----------
URUGUAY (1.1%)
Republic of Uruguay
  7.50%, due 3/15/15                                    700,000       539,000
  7.875%, due 1/15/33 (h)                               512,555       338,286
                                                                  -----------
                                                                      877,286
                                                                  -----------
VENEZUELA (5.0%)
Republic of Venezuela
  *9.25%, due 9/15/27                                 3,713,000     3,081,790
  9.375%, due 1/13/34                                 1,000,000       822,500
  10.75%, due 9/19/13                                   250,000       243,750
                                                                  -----------
                                                                    4,148,040
                                                                  -----------
Total Governments and Federal Agencies
  (Cost $49,090,202)                                               53,939,988
                                                                  -----------
LOAN PARTICIPATIONS (0.5%)
-----------------------------------------------------------------------------
ALGERIA (0.4%)
Republic of Algeria
  Tranche 1
  2.00%, due 9/4/06 (c)(i)                               79,487        79,289
  Tranche 3
  2.00%, due 3/4/10 (c)(i)                              216,667       211,250
                                                                  -----------
                                                                      290,539
                                                                  -----------

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
MOROCCO (0.1%)
Kingdom of Morocco
  Tranche A
  4.9928%, due 1/1/09 (c)(i)                        $   108,187   $   106,564
                                                                  -----------

THAILAND (0.0%) (a)
Thai Oil Co. Ltd.
  Tranche 4
  3.00%, due 3/31/10 (c)(i)                               8,893         8,893
                                                                  -----------
Total Loan Participations
  (Cost $377,722)                                                     405,996
                                                                  -----------

YANKEE BONDS (2.2%) (j)
-----------------------------------------------------------------------------
Argentina (0.9%)
YPF Sociedad Anonima
  9.125%, due 2/24/09                                   650,000       724,750
                                                                  -----------

CAYMAN ISLANDS (0.7%)
PDVSA Finance Ltd.
  Series 1998-1D
  7.40%, due 8/15/16                                    750,000       600,000
                                                                  -----------

MEXICO (0.1%)
Grupo Transportacion Ferroviaria Mexicana, S.A. de
  C.V.
  11.75%, due 6/15/09                                   100,000        99,250
                                                                  -----------

UNITED STATES (0.5%)
Hynix Semiconductor America
  8.625%, due 5/15/07 (b)                               450,000       434,462
                                                                  -----------
Total Yankee Bonds
  (Cost $1,686,074)                                                 1,858,462
                                                                  -----------
Total Long Term Bonds
  (Cost $71,783,106)                                               78,462,318
                                                                  -----------

SHORT-TERM INVESTMENTS (15.0%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (1.6%)
UBS Finance Delaware LLC
  1.02%, due 5/3/04                                   1,370,000     1,369,922
                                                                  -----------
Total Commercial Paper
  (Cost $1,369,922)                                                 1,369,922
                                                                  -----------

                                                         SHARES

INVESTMENT COMPANIES (3.9%)
AIM International Funds Group (k)                       446,194       446,194
Merrill Lynch Premier Institutional Fund              2,805,670     2,805,670
                                                                  -----------
Total Investment Companies
  (Cost $3,251,864)                                                 3,251,864
                                                                  -----------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
MASTER NOTE (0.1%)
Bank of America Securities LLC
  1.1874%, due 5/3/04 (k)                           $   100,000   $   100,000
                                                                  -----------
Total Master Note
  (Cost $100,000)                                                     100,000
                                                                  -----------
REPURCHASE AGREEMENTS (9.4%)
Countrywide Securities Corp.
  1.1324%, dated 4/30/04
  due 5/3/04 (k)
  Proceeds at Maturity $2,000,189
  (Collateralized by Various Bonds with a
  Principal Amount of $2,092,813 and a Market
  Value of $2,083,981)                                2,000,000     2,000,000
                                                                  -----------
Credit Suisse First Boston LLC
  1.1124%, dated 4/30/04
  due 5/3/04 (k)
  Proceeds at Maturity $2,000,185
  (Collateralized by Various Bonds with a
  Principal Amount of $1,945,111 and a Market
  Value of $2,040,051)                                2,000,000     2,000,000
                                                                  -----------
Lehman Brothers, Inc.
  1.1124%, dated 4/30/04
  due 5/3/04 (k)
  Proceeds at Maturity $2,000,185
  (Collateralized by Various Bonds with a
  Principal Amount of $2,628,126 and a Market
  Value of $2,099,358)                                2,000,000     2,000,000
                                                                  -----------
Merrill Lynch & Co.
  1.1424%, dated 4/30/04
  due 5/3/04 (k)
  Proceeds at Maturity $146,014
  (Collateralized by Various Bonds with a
  Principal Amount of $143,235 and a Market Value
  of $153,304)                                          146,000       146,000
                                                                  -----------
Morgan Stanley & Co.
  1.1124%, dated 4/30/04
  due 5/3/04 (k)
  Proceeds at Maturity $1,673,155
  (Collateralized by Various Bonds with a
  Principal Amount of $2,160,939 and a Market
  Value of $1,753,515)                                1,673,000     1,673,000
                                                                  -----------
Total Repurchase Agreements
  (Cost $7,819,000)                                                 7,819,000
                                                                  -----------

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
Total Short-Term Investments
  (Cost $12,540,786)                                              $12,540,786
                                                                  -----------
Total Investments
  (Cost $84,323,892) (l)                                  108.8%   91,003,104(m)
Liabilities in Excess of Cash and Other Assets             (8.8)   (7,356,753)
                                                    -----------   -----------
                                                          100.0%  $83,646,351
                                                    ===========   ===========

(a)  Less than one tenth of a percent.
(b)  May be sold to institutional investors only.
(c)  Floating rate. Rate shown is the rate in effect at April
     30, 2004.
(d)  Represents a security of which a portion is out on loan.
(e) FLIRB (Floating Loaded Interest Rate Bond) carries a fixed, below market interest rate which rises incrementally over the initial 5 to 7 years of the life of the bond, and is then replaced by a floating rate coupon for the remaining life of the bond.
(f)  Issue in default.
(g) Partially segregated as collateral for foreign currency forward contracts.
(h) CIK ("Cash in Kind") -- Interest payment is made with cash or additional securities.
(i)  Restricted security.
(j) Yankee bond -- Dollar-denominated bonds issued in the United States by foreign banks and corporations.
(k) Represents a security, or portion thereof, purchased with cash collateral received for securities on loan.
(l)  The cost for federal income tax purposes is $84,594,754.
(m) At April 30, 2004 net unrealized appreciation for securities was $6,408,350, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $8,512,451 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,104,101.

The following abbreviation is used in the above portfolio:
E -- Euro.

 12   MainStay Global High Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost $84,323,892) -- including $7,679,154
  market value of securities loaned              $91,003,104
Cash                                                 229,913
Receivables:
  Dividends and interest                           1,505,800
  Investment securities sold                       1,385,000
  Fund shares sold                                   290,249
Unrealized appreciation on foreign currency
  forward contracts                                    9,014
Other assets                                          26,151
                                                 -----------
  Total assets                                    94,449,231
                                                 -----------
LIABILITIES:
Securities lending collateral                      8,365,194
Payables:
  Investment securities purchased                  1,369,883
  Fund shares redeemed                               411,011
  Manager                                             52,846
  Transfer agent                                      49,320
  NYLIFE Distributors                                 45,794
  Custodian                                            7,778
  Trustees                                             1,505
Accrued expenses                                      42,877
Dividend payable                                     456,672
                                                 -----------
    Total liabilities                             10,802,880
                                                 -----------
Net assets                                       $83,646,351
                                                 ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                        $    39,534
  Class B                                             27,980
  Class C                                             14,250
Additional paid-in capital                        75,992,168
Accumulated undistributed net investment income       92,719
Accumulated net realized gain on investments         773,486
Accumulated net realized gain on foreign
  currency and foreign currency forward
  contracts                                           18,148
Net unrealized appreciation on investments         6,679,212
Net unrealized appreciation on translation of
  other assets and liabilities in foreign
  currencies and foreign currency forward
  contracts                                            8,854
                                                 -----------
Net assets                                       $83,646,351
                                                 ===========
CLASS A
Net assets applicable to outstanding shares      $40,550,854
                                                 ===========
Shares of beneficial interest outstanding          3,953,423
                                                 ===========
Net asset value per share outstanding            $     10.26
Maximum sales charge (4.50% of offering price)          0.48
                                                 -----------
Maximum offering price per share outstanding     $     10.74
                                                 ===========
CLASS B
Net assets applicable to outstanding shares      $28,553,584
                                                 ===========
Shares of beneficial interest outstanding          2,797,977
                                                 ===========
Net asset value and offering price per share
  outstanding                                    $     10.21
                                                 ===========
CLASS C
Net assets applicable to outstanding shares      $14,541,913
                                                 ===========
Shares of beneficial interest outstanding          1,424,952
                                                 ===========
Net asset value and offering price per share
  outstanding                                    $     10.21
                                                 ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                      $     7,827
  Interest                                         3,484,917
  Income from securities loaned -- net                 7,190
                                                 -----------
    Total income                                   3,499,934
                                                 -----------
EXPENSES:
  Manager                                            286,689
  Distribution -- Class B                            108,607
  Distribution -- Class C                             52,153
  Transfer agent                                     106,792
  Service -- Class A                                  48,813
  Service -- Class B                                  36,171
  Service -- Class C                                  17,405
  Professional                                        19,898
  Registration                                        17,954
  Shareholder communication                           17,499
  Custodian                                           16,723
  Recordkeeping                                       15,313
  Trustees                                             3,300
  Miscellaneous                                       15,055
                                                 -----------
    Total expenses                                   762,372
                                                 -----------
Net investment income                              2,737,562
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
  Security transactions                            1,102,139
  Foreign currency transactions                       18,148
                                                 -----------
Net realized gain on investments and foreign
  currency transactions                            1,120,287
                                                 -----------
Net change in unrealized appreciation:
  Security transactions                           (3,318,877)
  Translation of other assets and liabilities
    in foreign currencies and foreign currency
    forward contracts                                  7,934
                                                 -----------
Net unrealized loss on investments and foreign
  currency transactions                           (3,310,943)
                                                 -----------
Net realized and unrealized loss on investments
  and foreign currency transactions               (2,190,656)
                                                 -----------
Net increase in net assets resulting from
  operations                                     $   546,906
                                                 ===========

 14   MainStay Global High Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                   2004           2003*            2002
INCREASE IN NET ASSETS:
Operations:
 Net investment income      $ 2,737,562   $   3,982,555   $   2,483,368
 Net realized gain (loss)
  on investments and
  foreign currency
  transactions                1,120,287       1,668,229        (191,294)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and foreign
  currency transactions      (3,310,943)      8,313,890         882,718
                            -------------------------------------------
 Net increase in net
  assets resulting from
  operations                    546,906      13,964,674       3,174,792
                            -------------------------------------------

Dividends to shareholders:

 From net investment income:
   Class A                   (1,458,353)     (1,883,678)     (1,251,113)
   Class B                     (982,281)     (1,250,907)       (915,778)
   Class C                     (469,214)       (559,113)       (365,897)
                            -------------------------------------------
 Total dividends to
  shareholders               (2,909,848)     (3,693,698)     (2,532,788)
                            -------------------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                   10,130,865      32,475,502      28,308,395
   Class B                    5,034,896      12,605,060      12,560,634
   Class C                    5,891,299       7,431,989       8,031,949

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends:
   Class A                      606,932         813,923         347,107
   Class B                      548,176         779,370         559,957
   Class C                      207,714         340,130         261,504
                            -------------------------------------------
                             22,419,882      54,445,974      50,069,546

 Cost of shares redeemed:
   Class A                   (3,409,126)    (26,755,569)    (16,260,403)
   Class B                   (3,178,357)     (6,760,518)     (3,289,731)
   Class C                   (2,105,955)     (6,439,999)     (1,205,832)
                            -------------------------------------------
                             (8,693,438)    (39,956,086)    (20,755,966)
    Increase in net assets
     derived from capital
     share transactions      13,726,444      14,489,888      29,313,580
                            -------------------------------------------
    Net increase in net
     assets                  11,363,502      24,760,864      29,955,584

                                   2004           2003*            2002

NET ASSETS:
Beginning of period         $72,282,849   $  47,521,985   $  17,566,401
                            -------------------------------------------
End of period               $83,646,351   $  72,282,849   $  47,521,985
                            ===========================================
Accumulated undistributed
 (distributions in excess
 of) net investment income
 at end of period           $    92,719   $     265,005   $     (25,106)
                            ===========================================

* The Fund changed its fiscal year end from December 31 to October 31.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                         JANUARY 1,
                                            SIX MONTHS      2003                          CLASS A
                                              ENDED        THROUGH     ---------------------------------------------
                                            APRIL 30,    OCTOBER 31,              YEAR ENDED DECEMBER 31,
                                              2004*        2003**        2002       2001         2000         1999
Net asset value at beginning of period       $ 10.49       $  8.89     $  8.72    $  8.49      $  8.58      $  8.00
                                             -------       -------     -------    -------      -------      -------
Net investment income                           0.37          0.63        0.73       0.85(f)      0.85         0.78
Net realized and unrealized gain (loss) on
  investments                                  (0.20)         1.56        0.19       0.24(f)     (0.08)        0.58
Net realized and unrealized gain (loss) on
  foreign currency transactions                 0.00(b)       0.00(b)    (0.01)        --        (0.00)(b)     0.01
                                             -------       -------     -------    -------      -------      -------
Total from investment operations                0.17          2.19        0.91       1.09         0.77         1.37
                                             -------       -------     -------    -------      -------      -------
Less dividends from net investment income      (0.40)        (0.59)      (0.74)     (0.86)       (0.86)       (0.79)
                                             -------       -------     -------    -------      -------      -------
Net asset value at end of period             $ 10.26       $ 10.49     $  8.89    $  8.72      $  8.49      $  8.58
                                             =======       =======     =======    =======      =======      =======
Total investment return (c)                     1.52%        25.21%      11.01%     13.59%        9.30%       18.15%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                       7.08%+        7.75%+      8.49%     10.11%(f)    10.05%        9.57%
    Net expenses                                1.47%+        1.63%+      1.70%      1.70%        1.71%(d)     1.70%
    Expenses (before waiver and
      reimbursement)                            1.47%+        1.63%+      1.91%      2.27%        2.53%        2.78%
Portfolio turnover rate                           13%           34%         92%       111%          96%         104%
Net assets at end of period (in 000's)       $40,551       $34,371     $22,754    $ 9,894      $ 8,827      $ 8,186


                                             JUNE 1***
                                              THROUGH
                                            DECEMBER 31,
                                                1998
Net asset value at beginning of period        $ 10.00
                                              -------
Net investment income                            0.34(a)
Net realized and unrealized gain (loss) on
  investments                                   (1.99)
Net realized and unrealized gain (loss) on
  foreign currency transactions                 (0.01)
                                              -------
Total from investment operations                (1.66)
                                              -------
Less dividends from net investment income       (0.34)
                                              -------
Net asset value at end of period              $  8.00
                                              =======
Total investment return (c)                    (16.38%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                        7.40%+
    Net expenses                                 3.39%+
    Expenses (before waiver and
      reimbursement)                             3.59%+
Portfolio turnover rate                            96%
Net assets at end of period (in 000's)        $ 7,548

                                                         JANUARY 1,
                                            SIX MONTHS      2003                          CLASS C
                                              ENDED        THROUGH     ---------------------------------------------
                                            APRIL 30,    OCTOBER 31,              YEAR ENDED DECEMBER 31,
                                              2004*        2003**        2002       2001         2000         1999
Net asset value at beginning of period       $ 10.44       $  8.86     $  8.68    $  8.46      $  8.54      $  7.98
                                             -------       -------     -------    -------      -------      -------
Net investment income                           0.34          0.57        0.67       0.79(f)      0.79         0.71
Net realized and unrealized gain (loss) on
  investments                                  (0.21)         1.54        0.20       0.23(f)     (0.08)        0.56
Net realized and unrealized gain (loss) on
  foreign currency transactions                 0.00(b)       0.00(b)    (0.01)        --        (0.00)(b)     0.01
                                             -------       -------     -------    -------      -------      -------
Total from investment operations                0.13          2.11        0.86       1.02         0.71         1.28
                                             -------       -------     -------    -------      -------      -------
Less dividends from net investment income      (0.36)        (0.53)      (0.68)     (0.80)       (0.79)       (0.72)
                                             -------       -------     -------    -------      -------      -------
Net asset value at end of period             $ 10.21       $ 10.44     $  8.86    $  8.68      $  8.46      $  8.54
                                             =======       =======     =======    =======      =======      =======
Total investment return (c)                     1.18%        24.33%      10.33%     12.69%        8.58%       17.01%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                       6.33%+        7.00%+      7.74%      9.36%(f)     9.30%        8.82%
    Net expenses                                2.22%+        2.38%+      2.45%      2.45%        2.46%(d)     2.45%
    Expenses (before waiver and
      reimbursement)                            2.22%+        2.38%+      2.66%      3.02%        3.28%        3.53%
Portfolio turnover rate                           13%           34%         92%       111%          96%         104%
Net assets at end of period (in 000's)       $14,542       $11,031     $ 8,060    $   957      $   460      $    79


                                            SEPTEMBER 1****
                                                THROUGH
                                              DECEMBER 31,
                                                  1998
Net asset value at beginning of period          $  7.18
                                                -------
Net investment income                              0.27(a)
Net realized and unrealized gain (loss) on
  investments                                      0.81
Net realized and unrealized gain (loss) on
  foreign currency transactions                   (0.01)
                                                -------
Total from investment operations                   1.07
                                                -------
Less dividends from net investment income         (0.27)
                                                -------
Net asset value at end of period                $  7.98
                                                =======
Total investment return (c)                       14.99%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                          6.65%+
    Net expenses                                   4.14%+
    Expenses (before waiver and
      reimbursement)                               4.34%+
Portfolio turnover rate                              96%
Net assets at end of period (in 000's)          $    --(e)

*     Unaudited.
**    The Fund changed its fiscal year end from December 31 to
      October 31.
***   Commencement of Operations.
****  Class C shares were first offered on September 1, 1998.
+     Annualized.
(a)   Per share data based on average shares outstanding during
      the period.
(b)   Less than one cent per share.
(c)   Total return is calculated exclusive of sales charges and is not annualized.
(d)   The effect of non-reimbursable interest expense on the
      expense ratio was 0.01%.
(e)   Less than one thousand dollars.
(f)   As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
      Investment Companies and began amortizing premium on debt
      securities. The effect of this change for the year ended
      December 31, 2001 is shown below. Per share ratios and
      supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                  CLASS A      CLASS B      CLASS C
Decrease net investment income                                    ($0.00)(b)   ($0.00)(b)   ($0.00)(b)
Increase net realized and unrealized gains and losses               0.00(b)     (0.00)(b)    (0.00)(b)
Decrease ratio of net investment income                            (0.04%)      (0.04%)      (0.04%)

 16   MainStay Global High Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

             JANUARY 1,
SIX MONTHS      2003                               CLASS B                                  JUNE 1***
  ENDED        THROUGH     --------------------------------------------------------          THROUGH
APRIL 30,    OCTOBER 31,                   YEAR ENDED DECEMBER 31,                         DECEMBER 31,
  2004*        2003**        2002            2001            2000            1999              1998
 $ 10.44       $  8.86     $  8.68         $  8.46         $  8.54         $  7.98           $ 10.00
 -------       -------     -------         -------         -------         -------           -------
    0.34          0.57        0.67            0.79(f)         0.79            0.71              0.32(a)
   (0.21)         1.54        0.20            0.23(f)        (0.08)           0.56             (2.01)
    0.00(b)       0.00(b)    (0.01)             --           (0.00)(b)        0.01             (0.01)
 -------       -------     -------         -------         -------         -------           -------
    0.13          2.11        0.86            1.02            0.71            1.28             (1.70)
 -------       -------     -------         -------         -------         -------           -------
   (0.36)        (0.53)      (0.68)          (0.80)          (0.79)          (0.72)            (0.32)
 -------       -------     -------         -------         -------         -------           -------
 $ 10.21       $ 10.44     $  8.86         $  8.68         $  8.46         $  8.54           $  7.98
 =======       =======     =======         =======         =======         =======           =======
    1.18%        24.33%      10.33%          12.69%           8.58%          17.01%           (16.82%)
    6.33%+        7.00%+      7.74%           9.36%(f)        9.30%           8.82%             6.65%+
    2.22%+        2.38%+      2.45%           2.45%           2.46%(d)        2.45%             4.14%+
    2.22%+        2.38%+      2.66%           3.02%           3.28%           3.53%             4.34%+
      13%           34%         92%            111%             96%            104%               96%
 $28,554       $26,881     $16,708         $ 6,715         $ 5,498         $ 3,756           $ 2,532

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Global High Income Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek to provide maximum current income by investing primarily in high yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective. MainStay Global High Income Fund is "non-diversified," which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

The Fund principally invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Effective January 1, 2004, the Fund changed its name to MainStay Global High Income Fund from MainStay Global High Yield Fund.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's Manager to be representative of market values at the regular close of business of the New York Stock Exchange. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

(B) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the

 18   MainStay Global High Income Fund

Fund's basis in the contract. The Fund may enter into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

(C) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(D) LOAN PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan commitments and loan participations. Loan commitments and loan participations are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money and records interest as earned. The unfunded amounts are recorded in memorandum accounts. The Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants").

(E) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(F) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(G) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities, or, if applicable, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(H) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(I) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included

                                                    www.mainstayfunds.com     19
in the reported net realized gain (loss) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

(J) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Certain amounts have been reclassified to conform to current year presentation. Such reclassifications had no effect on the Fund's net income or capital.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.70%, 2.45% and 2.45% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended April 30, 2004, the Manager earned from the Fund $286,689. It was not necessary for the Manager to reimburse the Fund for expenses for the six months ended April 30, 2004.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund. To the extent that the Manager has agreed to voluntarily reduce its fee, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $10,780 for the six months ended April 30, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $67, $26,958 and $4,775 respectively, for the six months ended April 30, 2004.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of New York Life Investment Management LLC, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended April 30, 2004 amounted to $106,792.

(E) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Audit Committee

 20   MainStay Global High Income Fund

Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Global High Yield Fund only pays a portion of the fees identified above.

(F) CAPITAL. At April 30, 2004, New York Life held shares of Class A with a value of $9,348,973. This represents 23.1% of the Class A net assets and 11.2% of the Fund's total net assets at period end.

(G) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of New York Life amounted to $964 for the six months ended April 30, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $15,313 for the six months ended April 30, 2004.

NOTE 4 -- RESTRICTED SECURITIES:

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Restricted securities held at April 30, 2004:

                                                          DATE(S) OF      PRINCIPAL                       4/30/04      PERCENT OF
SECURITY                                                 ACQUISITION         AMOUNT           COST          VALUE      NET ASSETS
Kingdom of Morocco
  Tranche A
  4.9928%, due 1/1/09                                11/30/99-1/6/00      $108,187       $ 102,611      $106,564              0.1%
---------------------------------------------------------------------------------------------------------------------------------
Republic of Algeria
  Tranche 1
  2.00%, due 9/4/06                                   8/13/99-1/6/00        79,487          72,963        79,289              0.1
  Tranche 3
  2.00%, due 3/4/10                                          10/3/02       216,667         195,613       211,250              0.3
---------------------------------------------------------------------------------------------------------------------------------
Thai Oil Co. Ltd.
  Tranche 4
  3.00%, due 3/31/10                                         4/30/04         8,893           6,535         8,893              0.0(a)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                         $ 377,722      $405,996              0.5%
---------------------------------------------------------------------------------------------------------------------------------

(a)  Less than one tenth of a percent.

NOTE 5 -- FEDERAL INCOME TAX:

The Fund has maintained its year end of December 31 for federal income tax purposes.

At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $1,707,429 were available as shown in the table, to the extent provided by the regulations, to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

    CAPITAL LOSS      AMOUNT
  AVAILABLE THROUGH   (000'S)

        2006          $  377
        2007           1,059
        2009             271
  ---------------------------
                      $1,707
  ---------------------------

The Fund utilized $145,793 of capital loss carryforward during the year ended December 31, 2002.

                                                    www.mainstayfunds.com     21

The tax character of distributions paid during the ten months ended October 31, 2003, and year ended December 31, 2002, shown in the Statement of Changes in Net Assets, was as follows:

                                          2003        2002
Distributions paid from ordinary
income:                             $3,693,698  $2,532,788

NOTE 6 -- PORTFOLIO SECURITIES LOANED AND FOREIGN CURRENCY:

As of April 30, 2004, the Fund had securities on loan with a value of $7,679,154 and received collateral of $8,365,194.

Foreign currency forward contracts open at April 30, 2004:

                                                                    CONTRACT         CONTRACT
                                                                      AMOUNT           AMOUNT           UNREALIZED
FOREIGN CURRENCY SALE CONTRACTS                                         SOLD        PURCHASED         APPRECIATION

Euro vs. U.S. Dollar, expiring 8/20/04                              E124,000         $153,077               $4,638
------------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 9/16/04                              E204,000         $248,472                4,376
------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency forward
  contracts                                                                                                 $9,014
------------------------------------------------------------------------------------------------------------------

NOTE 7 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2004, purchases and sales of securities, other than short-term securities, were $21,910 and $9,667, respectively.

NOTE 8 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on this line of credit during the six months ended April 30, 2004.

NOTE 9 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                    SIX MONTHS ENDED
                                     APRIL 30, 2004*
                                CLASS A  CLASS B  CLASS C

Shares sold                         935      467      545
---------------------------------------------------------
Shares issued in reinvestment
  of dividends                       56       51       19
---------------------------------------------------------
                                    991      518      564
---------------------------------------------------------
Shares redeemed                   (316)    (295)    (196)
---------------------------------------------------------
Net increase                        675      223      368
---------------------------------------------------------

                                    JANUARY 1 THROUGH
                                   OCTOBER 31, 2003**
                                CLASS A  CLASS B  CLASS C

Shares sold                       3,379    1,288      768
---------------------------------------------------------
Shares issued in reinvestment
  of dividends                       82       78       35
---------------------------------------------------------
                                  3,461    1,366      803
---------------------------------------------------------
Shares redeemed                 (2,742)    (678)    (656)
---------------------------------------------------------
Net increase                        719      688      147
---------------------------------------------------------

 22   MainStay Global High Income Fund

                                       YEAR ENDED
                                    DECEMBER 31, 2002
                                CLASS A  CLASS B  CLASS C
Shares sold                       3,271    1,436      909
---------------------------------------------------------
Shares issued in reinvestment
  of dividends                       40       65       31
---------------------------------------------------------
                                  3,311    1,501      940
---------------------------------------------------------
Shares redeemed                 (1,887)    (387)    (140)
---------------------------------------------------------
Net increase                      1,424    1,114      800
---------------------------------------------------------

*  Unaudited.
** The Fund changed its fiscal year end from December 31 to October 31.

NOTE 10 -- OTHER MATTERS:

(A) On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's reports on the Trust's financial statements for the period ended October 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

(B) NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. NYLIM and the MainStay Equity Index Fund are currently seeking to resolve the SEC Staff's concerns regarding these matters, although there can be no assurance at this time as to the outcome of these efforts.

                                                    www.mainstayfunds.com     23

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              55           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Manager, NYLIFE Distributors LLC; Vice
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 portfolios);
                                                 President, Eclipse Funds Inc. (10
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                23           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   23           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           23           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                23           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               23           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

 24   MainStay Global High Income Fund

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES*
        MICHAEL H.        Trustee since 2003     Retired. Independent Consultant (1999 to            23           None
        SUTTON(+)                                present) (accounting and capital market
        9/19/40                                  regulation); Consultant, Financial
                                                 Accounting Standards Board (1998 to
                                                 1999); Chief Accountant, United States
                                                 Securities and Exchange Commission (1995
                                                 to 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Trustee since 1994     Advisor (July 2003 to present) and                  23           None
        TRUTANIC                                 Managing Director (2001 to 2003), The
        2/13/52                                  Carlyle Group (private investment firm);
                                                 Chairman and Chief Executive Officer,
                                                 Somerset Group (financial advisory firm);
                                                 Senior Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             36           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.;
                                                 Manager, NYLIFE Distributors LLC;
                                                 Director, New York Life Trust Company.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    61           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Chief Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ROBERT A.         Secretary since 2001   Senior Managing Director, General Counsel           55           None
        ANSELMI                                  and Secretary, New York Life Investment
        10/19/46                                 Management LLC (including predecessor
                                                 advisory organizations); Secretary, New
                                                 York Life Investment Management Holdings
                                                 LLC; Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIFE Distributors LLC;
                                                 Secretary, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds Inc., and Eclipse Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc., (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             55           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 NYLIFE Securities Inc.; Vice
                                                 President-Financial Operations and Chief
                                                 Financial Officer, NYLIFE Distributors
                                                 LLC; Tax Vice President, New York Life
                                                 International, LLC; Tax Vice President,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     + Resigned effective June 11, 2004.

                                                    www.mainstayfunds.com     25

MAINSTAY FUNDS

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Core Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT AUDITORS

KPMG LLP

 26   MainStay Global High Income Fund

                       This page intentionally left blank

(MAINSTAY LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds
(C) 2004 by NYLIFE Distributors LLC. All rights reserved.       SEC File Number:
                                                                       811-04550

NYLIM-A05434         [RECYCLE LOGO]                                 MSGH10-06/04

(NEW YORK LIFE LOGO)

                                             MAINSTAY(R)
                                             COMMON STOCK FUND

                                             The MainStay(R) Funds

                                             Semiannual Report
                                             Unaudited

                                             April 30, 2004

                       This page intentionally left blank

 2   MainStay Common Stock Fund

MESSAGE FROM
THE PRESIDENT

Most domestic and international stock markets advanced during the six months ended April 30, 2004. The U.S. economy generally improved, with real gross domestic product growing at a seasonally adjusted annual rate of 4.1% in the fourth quarter of 2003 and, according to preliminary estimates, rising 4.4% in the first quarter of 2004. Inflation remained relatively modest throughout the reporting period but increased enough to reassure the Federal Reserve that unwanted deflation was no longer a serious concern.

Increases in corporate productivity led to worries that we might be having a "jobless recovery." In early April, however, the release of March employment figures showed a dramatic rise in nonfarm payrolls. Unfortunately, the combination of higher employment and rising inflation suggested that the Federal Reserve might soon move to raise interest rates. Bond markets adjusted to accommodate this perception, with yields rising and prices declining in April. The stock market, which had recorded relatively steady gains since mid-March of 2003, became increasingly volatile from late January through the end of April 2004.

In March and April, bond yields rose to reflect the increasing likelihood of a less-accommodative monetary policy. Since bond prices and yields tend to move in opposite directions, several bond indices recorded negative price performance during the six-month reporting period, but most provided positive total returns.

A weak U.S. dollar helped strengthen the performance of international stocks and was good news for U.S. exporters. The strengthening Japanese economy was greeted as positive news by international investors, but moves to decelerate the rapid economic growth in China were not as favorably received. Several international markets provided double-digit total returns for the six-month reporting period.

On January 1, 2004, the Eclipse Funds were re-branded as MainStay Funds. The change was part of a repositioning initiative at New York Life Investment Management LLC. During the reporting period, some Funds were merged, others liquidated, and still others renamed. The result was a single, robust, and integrated mutual fund family that gives investors a more comprehensive array of alternatives.

At MainStay, each of our Funds seeks to achieve its investment objective through consistent application of an established investment process. Whether the investments you've chosen use quantitative analysis, fundamental research, or a combination of the two, our disciplines remain the same, even when the markets move. We believe that our time-tested investment strategies can help you pursue your long-range goals with confidence. We hope to continue to serve your investment needs for many years to come.

Sincerely,

/s/ GARY E. WENDLANDT

Gary E. Wendlandt

President

   TABLE OF CONTENTS

   Message from the President                     3
---------------------------------------------------

   Investment and Performance Comparison          4
---------------------------------------------------

   Portfolio Management Discussion and
   Analysis                                       7
---------------------------------------------------

   Portfolio Composition                          8

   Portfolio of Investments                       9
---------------------------------------------------

   Financial Statements                          17
---------------------------------------------------

   Notes to Financial Statements                 22
---------------------------------------------------

   Trustees and Officers                         25
---------------------------------------------------

   MainStay(R) Funds                             27

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

                                                             SIX     ONE     FIVE     SINCE
BENCHMARKS                                                  MONTHS   YEAR   YEARS   INCEPTION
RUSSELL 1000(R) INDEX(1)                                     6.11%  23.90%  -1.73%      2.04%
S&P 500(R) INDEX(2)                                           6.27  22.88   -2.26        1.71
AVERAGE LIPPER LARGE-CAP CORE FUND(3)                         4.52  19.51   -3.27        0.33

 CLASS A SHARES
--------------------------------------------------------------------------------

                          SIX      ONE      FIVE      SINCE
TOTAL RETURNS            MONTHS    YEAR    YEARS    INCEPTION
-------------------------------------------------------------
With sales charges       -1.70%   13.48%   -3.91%     1.10%
Excluding sales charges   4.02    20.09    -2.81       2.07

                                              (in thousands, with sales charges)

                                                     MAINSTAY COMMON
                                                       STOCK FUND           RUSSELL 1000 VALUE INDEX          S&P 500 INDEX
                                                     ---------------        ------------------------          -------------
6/1/98                                                     945                        1000                        1000
4/30/99                                                   1230                        1230                        1240
4/30/00                                                   1507                        1383                        1365
4/30/01                                                   1268                        1194                        1188
4/30/02                                                   1074                        1051                        1038
4/30/03                                                    888                         909                         900
4/30/04                                                   1067                        1127                        1106

      -- MainStay Common Stock Fund          -- Russell 1000 Index
      -- S&P 500 Index

 CLASS B SHARES
--------------------------------------------------------------------------------

                          SIX      ONE      FIVE      SINCE
TOTAL RETURNS            MONTHS    YEAR    YEARS    INCEPTION
-------------------------------------------------------------
With sales charges       -1.39%   14.17%   -3.93%     1.14%
Excluding sales charges   3.61    19.17    -3.55       1.30

                                              (in thousands, with sales charges)

                                                     MAINSTAY COMMON
                                                       STOCK FUND           RUSSELL 1000 VALUE INDEX          S&P 500 INDEX
                                                     ---------------        ------------------------          -------------
6/1/98                                                    1000                        1000                        1000
4/30/99                                                   1293                        1230                        1240
4/30/00                                                   1572                        1383                        1365
4/30/01                                                   1312                        1194                        1188
4/30/02                                                   1104                        1051                        1038
4/30/03                                                    906                         909                         900
4/30/04                                                   1069                        1127                        1106

      -- MainStay Common Stock Fund          -- Russell 1000 Index
      -- S&P 500 Index

 CLASS C SHARES
--------------------------------------------------------------------------------

                          SIX      ONE      FIVE      SINCE
TOTAL RETURNS            MONTHS    YEAR    YEARS    INCEPTION
-------------------------------------------------------------
With sales charges       2.71%    18.17%   -3.55%     1.30%
Excluding sales charges   3.71    19.17    -3.55       1.30

                                              (in thousands, with sales charges)

                                                     MAINSTAY COMMON
                                                       STOCK FUND           RUSSELL 1000 VALUE INDEX          S&P 500 INDEX
                                                     ---------------        ------------------------          -------------
6/1/98                                                    1000                        1000                        1000
4/30/99                                                   1293                        1230                        1240
4/30/00                                                   1572                        1383                        1365
4/30/01                                                   1312                        1194                        1188
4/30/02                                                   1104                        1051                        1038
4/30/03                                                    906                         909                         900
4/30/04                                                   1079                        1127                        1106

      -- MainStay Common Stock Fund          -- Russell 1000 Index
      -- S&P 500 Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $1,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. Performance for Class C shares, first offered 9/1/98, includes the historical performance of Class B shares from inception (6/1/98) through 8/31/98 adjusted to reflect the applicable CDSC for such shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Common Stock Fund

1. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

                                                     www.mainstayfunds.com     5

 $1,000 INVESTED IN MAINSTAY COMMON STOCK FUND
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                       ENDING ACCOUNT                          VALUE
                                                        VALUE (BASED                         (BASED ON
                                       BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                        ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                         VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
SHARE CLASS                             11/1/03           4/30/04            PERIOD          EXPENSES)           PERIOD
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES(1)                       $1,000             $1,041             $ 8              $1,042             $ 8
------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES(1)                       $1,000             $1,037             $12              $1,038             $12
------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES(1)                       $1,000             $1,038             $12              $1,038             $12
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).

 6   MainStay Common Stock Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Harvey Fram, CFA, of New York Life Investment Management LLC

OTHER THAN A NEW NAME, WHAT ELSE HAS CHANGED ABOUT THE FUND DURING THE REPORTING PERIOD?

The Fund changed its name from MainStay Growth Opportunities Fund to MainStay Common Stock Fund as of January 1, 2004. The prospectus supplement provided on that date outlined adjustments that applied to the Fund at that time. With the publication of the prospectus dated March 1, 2004, a new portfolio manager was assigned to Fund. The former portfolio management team had used a fundamental stock-picking investment strategy and invested in approximately 100 or more stocks. The new portfolio manager uses a quantitative factor-based model, enhanced through bottom-up stock selection. The Fund now invests in approximately 500 or more stocks.

WHICH SECTORS MADE THE BIGGEST CONTRIBUTIONS TO THE FUND'S PERFORMANCE DURING THE SIX MONTHS ENDED APRIL 30, 2004?

The heath care, industrials, and consumer discretionary sectors made the largest positive contributions to the Fund's performance.

WHICH SECURITIES WERE STRONG PERFORMERS IN THE HEALTH CARE SECTOR?

The Fund's overweighted position in Guidant (+23.9%)(1) proved beneficial when first-quarter results beat analysts' expectations. The company saw growth in implantable defibrillators and pacemakers, despite loss of market share in stents, or wire mesh tubes inserted into arteries to improve blood flow. The Fund's overweighted position in medical device maker Boston Scientific (+21.65%) also strengthened performance, and we sold the Fund's position in March 2004. The company anticipates explosive future growth following FDA approval of its new drug-coated stent, designed to reduce the risk that arteries will close up again after the stent is inserted. The device is expected to challenge Johnson & Johnson's market share in the drug-coated stent market.

The Fund's overweighted position in managed-care concern Aetna (+44.2%) also advanced on increased membership in the company's health plans. Margins also increased as the company controlled costs, raised premiums, and shed unprofitable contracts. Anthem (+29.45%) and WellPoint Health Networks (+25.64%) also helped performance when the former announced plans to acquire the latter. The merger, which is expected to close in mid-2004, will make Anthem the country's largest Blue Cross/Blue Shield insurer.

WHICH SECURITIES HELPED PERFORMANCE IN THE INDUSTRIALS SECTOR?

The Fund's overweighted position in Canadian National Railway Company (+40.4%) boosted performance. We sold the Fund's position in March 2004.

WHAT ABOUT CONSUMER DISCRETIONARY STOCKS?

The Fund's relative overweighted position in International Game Technology (+15.8%) advanced as the gaming-machine maker benefited from an accelerated replacement cycle and demand for a new type of coinless slot machine that could boost casino profits by cutting staffing costs. The Fund's overweighted position in Target (+9.5%) benefited from an exceptionally profitable spring retail season.

WHICH SECTORS DETRACTED FROM THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

The positive contributions we've already discussed were not enough to offset the negative results from holdings in the information technology and consumer staples sectors.

WHICH INFORMATION TECHNOLOGY SECTOR HOLDINGS HURT THE FUND'S PERFORMANCE?

Dell (-3.4%) was driven lower as chip stocks generally slid following disappointments at Intel. Although Dell matched analysts' expectations in the first quarter of 2004, strong pricing for computer memory and flat panel displays and competitive pressures are affecting Dell's margins. The Fund's overweighted position in Applied Materials also hurt return as the semiconductor equipment giant also slid on Intel's less-than-stellar results. The Fund's underweighted position in Motorola (+51%) hurt results when the stock surged on the news that it had tripled profits in the first quarter and taken market share away from Nokia. Projections for the second quarter of 2004 far surpassed analyst expectations.

Past performance is no guarantee of future results. Investment objectives may not be met, as the underlying investment options are subject to market risk and fluctuations in value.
1. Performance percentages represent the total return performance of the securities mentioned for the six-month period ended April 30, 2004. Due to purchases and sales, the performance of Fund holdings may differ from that of the securities themselves.

                                                     www.mainstayfunds.com     7

WHICH CONSUMER STAPLES STOCKS DETRACTED FROM THE FUND'S PERFORMANCE?

The Fund's underweighted position in tobacco concern Altria (+22.1%) hurt relative performance as sales surged at Marlboro. Philip Morris represents about three-fifths of Altria's revenues.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?

The market seems to be confident that the Federal Reserve will move to raise interest rates by the end of 2004. The situations in Iraq and elsewhere in the Middle East may continue to affect the markets and disruptions from terrorist activity may do so as well. We will continue to look for established companies that we believe represent good value and appear to have better-than-average potential for capital appreciation.

MainStay Common Stock Fund's portfolio manager changed during the reporting period. The Fund is now managed by Harvey Fram.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 PORTFOLIO COMPOSITION AS OF APRIL 30, 2004

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Common Stocks                                                               100.2%
Liabilities in Excess of Cash and Other Assets                                    -0.2

 8   MainStay Common Stock Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2004 UNAUDITED


                                                           SHARES           VALUE
COMMON STOCKS (100.2%)+
---------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.9%)
Boeing Co. (The)                                           10,856   $     463,443
Goodrich Corp.                                              3,269          94,115
Honeywell International, Inc.                               2,983         103,152
Precision Castparts Corp.                                     846          38,078
Raytheon Co.                                                3,748         120,910
United Technologies Corp.                                     188          16,217
                                                                    -------------
                                                                          835,915
                                                                    -------------
AIR FREIGHT & LOGISTICS (1.2%)
CNF, Inc.                                                     236           8,628
FedEx Corp.                                                 4,354         313,096
J.B. Hunt Transport Services, Inc.                          2,265          71,710
Ryder System, Inc.                                          1,759          64,714
United Parcel Service, Inc. Class B                         9,834         689,855
                                                                    -------------
                                                                        1,148,003
                                                                    -------------
AIRLINES (0.0%)(B)
Alaska Air Group, Inc. (a)                                    231           5,112
Delta Air Lines, Inc. (a)                                   1,365           8,490
JetBlue Airways Corp. (a)                                     486          13,453
                                                                    -------------
                                                                           27,055
                                                                    -------------
AUTO COMPONENTS (0.4%)
ArvinMeritor, Inc.                                          1,077          22,283
Bandag, Inc.                                                  442          19,249
BorgWarner, Inc.                                              128          10,488
Cooper Tire & Rubber Co.                                      699          14,952
Dana Corp.                                                  2,915          58,766
Delphi Corp.                                               14,519         148,094
Lear Corp.                                                  1,284          77,836
Modine Manufacturing Co.                                      163           4,483
Visteon Corp.                                               3,231          35,089
                                                                    -------------
                                                                          391,240
                                                                    -------------
AUTOMOBILES (1.2%)
Ford Motor Co.                                             51,048         784,097
General Motors Corp.                                        6,615         313,684
                                                                    -------------
                                                                        1,097,781
                                                                    -------------
BEVERAGES (1.6%)
Adolph Coors Co. Class B                                    1,012          66,498
Coca-Cola Co. (The)                                        12,175         615,690
Coca-Cola Enterprises, Inc.                                12,706         343,062
Pepsi Bottling Group, Inc. (The)                            6,317         184,899
PepsiAmericas, Inc.                                         4,043          80,981
PepsiCo, Inc.                                               3,316         180,689
                                                                    -------------
                                                                        1,471,819
                                                                    -------------


                                                           SHARES           VALUE
BIOTECHNOLOGY (0.4%)
Amgen, Inc. (a)                                             1,745   $      98,191
Biogen Idec, Inc. (a)                                       2,852         168,268
Millennium Pharmaceuticals, Inc. (a)                        1,912          28,661
Protein Design Labs, Inc. (a)                               2,180          53,366
                                                                    -------------
                                                                          348,486
                                                                    -------------
BUILDING PRODUCTS (0.4%)
American Standard Cos., Inc. (a)                              648          68,163
Masco Corp.                                                 9,177         257,048
York International Corp.                                      898          35,202
                                                                    -------------
                                                                          360,413
                                                                    -------------
CAPITAL MARKETS (2.6%)
A.G. Edwards, Inc.                                          1,594          58,325
Bank of New York Co., Inc. (The)                            4,753         138,502
Bear Stearns Cos., Inc. (The)                                 950          76,133
DIAMONDS Trust Series I                                     3,414         349,730
E*TRADE Financial Corp. (a)                                11,354         128,982
Federated Investors, Inc. Class B                             511          15,023
LaBranche & Co., Inc. (a)                                     397           3,879
Lehman Brothers Holdings, Inc.                              6,326         464,328
Merrill Lynch & Co., Inc.                                  18,718       1,015,077
Morgan Stanley                                              3,145         161,622
Raymond James Financial, Inc.                               1,001          25,145
                                                                    -------------
                                                                        2,436,746
                                                                    -------------
CHEMICALS (1.2%)
Cabot Corp.                                                   845          28,561
Dow Chemical Co. (The)                                     13,993         555,382
Engelhard Corp.                                             2,502          72,658
FMC Corp. (a)                                                 977          41,904
IMC Global, Inc. (a)                                        1,036          13,023
International Flavors & Fragrances, Inc.                       90           3,263
Monsanto Co.                                                7,326         253,406
PPG Industries, Inc.                                        2,291         135,879
Rohm & Haas Co.                                               167           6,476
Valspar Corp. (The)                                           237          11,767
                                                                    -------------
                                                                        1,122,319
                                                                    -------------

+ Percentages indicated are based on Fund net assets.

* Fund's 10 largest holdings. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com     9


                                                           SHARES           VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------
COMMERCIAL BANKS (6.3%)
Bank of America Corp.                                      16,858   $   1,356,900
Bank One Corp.                                             29,303       1,446,689
BB&T Corp.                                                  7,486         258,192
CCBT Financial Cos., Inc.                                     975          32,624
Charter One Financial, Inc.                                 1,049          35,005
First Horizon National Corp.                                1,908          83,876
Greater Bay Bancorp                                           492          13,958
KeyCorp                                                     1,976          58,687
M&T Bank Corp.                                              1,692         143,820
Marshall & Ilsley Corp.                                       522          19,194
National City Corp.                                         8,160         282,907
PNC Financial Services Group, Inc. (The)                    2,850         151,335
Provident Financial Group, Inc.                             5,769         227,183
Regions Financial Corp.                                     6,531         226,691
Silicon Valley Bancshares (a)                                 328          11,270
TCF Financial Corp.                                         1,399          69,321
Trust Company of New Jersey (The)                           1,429          52,902
U.S. Bancorp                                                9,061         232,324
Union Planters Corp.                                          883          24,547
Unizan Financial Corp.                                        948          23,084
Wachovia Corp.                                             11,191         511,988
Wells Fargo & Co.                                           9,550         539,193
Zions Bancorp                                                 275          15,543
                                                                    -------------
                                                                        5,817,233
                                                                    -------------
COMMERCIAL SERVICES & SUPPLIES (1.7%)
Allied Waste Industries, Inc. (a)                           6,883          86,657
Banta Corp.                                                   291          12,944
Brink's Co. (The)                                             996          27,619
Career Education Corp. (a)                                    481          30,784
Cendant Corp.                                              28,195         667,658
Copart, Inc. (a)                                              423           8,020
Dun & Bradstreet Corp. (The) (a)                              570          29,782
H&R Block, Inc.                                               851          38,389
ITT Educational Services, Inc. (a)                             42           1,694
Pitney Bowes, Inc.                                          4,049         177,144
Sotheby's Holdings, Inc. Class A (a)                          267           3,468
Sylvan Learning Systems, Inc. (a)                             209           7,367
United Rentals, Inc. (a)                                    2,191          37,685
Viad Corp.                                                  1,621          40,460
Waste Management, Inc.                                     13,370         379,708
                                                                    -------------
                                                                        1,549,379
                                                                    -------------


                                                           SHARES           VALUE
COMMUNICATIONS EQUIPMENT (3.7%)
ADC Telecommunications, Inc. (a)                            1,548   $       3,870
Advanced Fibre Communications, Inc. (a)                       207           3,457
Andrew Corp. (a)                                            1,581          26,798
Avaya, Inc. (a)                                             6,840          93,571
Cisco Systems, Inc. (a)                                    61,404       1,281,502
CommScope, Inc. (a)                                         1,690          29,592
Corning, Inc. (a)                                          22,110         243,873
Harris Corp.                                                1,230          55,412
JDS Uniphase Corp. (a)                                      2,508           7,624
Lucent Technologies, Inc. (a)                              40,862         137,705
Motorola, Inc.                                             58,144       1,061,128
Plantronics, Inc. (a)                                       1,084          41,138
Polycom, Inc. (a)                                           1,785          34,058
QUALCOMM, Inc.                                              6,279         392,186
Scientific-Atlanta, Inc.                                      706          22,867
                                                                    -------------
                                                                        3,434,781
                                                                    -------------
COMPUTERS & PERIPHERALS (2.6%)
Dell, Inc. (a)                                              5,536         192,155
EMC Corp. (a)                                               7,507          83,778
Gateway, Inc. (a)                                             258           1,243
Hewlett-Packard Co.                                        33,784         665,545
International Business Machines Corp.                      13,279       1,170,809
Lexmark International, Inc. (a)                               606          54,819
NCR Corp. (a)                                               2,622         117,177
Network Appliance, Inc. (a)                                   500           9,310
SanDisk Corp. (a)                                             402           9,290
Storage Technology Corp. (a)                                3,106          81,595
Sun Microsystems, Inc. (a)                                  3,312          12,917
                                                                    -------------
                                                                        2,398,638
                                                                    -------------
CONSTRUCTION & ENGINEERING (0.0%) (B)
Dycom Industries, Inc. (a)                                    345           8,135
Granite Construction, Inc.                                     66           1,310
Quanta Services, Inc. (a)                                   2,191          11,985
                                                                    -------------
                                                                           21,430
                                                                    -------------
CONSTRUCTION MATERIALS (0.2%)
Martin Marietta Materials, Inc.                               900          38,925
Vulcan Materials Co.                                        2,831         130,905
                                                                    -------------
                                                                          169,830
                                                                    -------------
CONSUMER FINANCE (0.7%)
American Express Co.                                           81           3,965
AmeriCredit Corp. (a)                                       3,764          61,014
Capital One Financial Corp.                                 5,287         346,457
MBNA Corp.                                                  4,534         110,539
Providian Financial Corp. (a)                               6,737          81,720
                                                                    -------------
                                                                          603,695
                                                                    -------------

 10   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES           VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------
CONTAINERS & PACKAGING (0.3%)
Ball Corp.                                                    324   $      21,384
Longview Fibre Co. (a)                                        965          10,113
Pactiv Corp. (a)                                              742          17,029
Sealed Air Corp. (a)                                        1,702          83,534
Sonoco Products Co.                                           879          21,852
Temple-Inland, Inc.                                         1,510          93,273
                                                                    -------------
                                                                          247,185
                                                                    -------------
DIVERSIFIED FINANCIAL SERVICES (2.3%)
*Citigroup, Inc.                                           34,265       1,647,804
GATX Corp.                                                  1,390          32,665
Moody's Corp.                                               2,110         136,116
Principal Financial Group, Inc.                             8,989         317,312
                                                                    -------------
                                                                        2,133,897
                                                                    -------------
DIVERSIFIED TELECOMMUNICATION SERVICES (4.4%)
ALLTEL Corp.                                                2,204         110,949
AT&T Corp.                                                  3,562          61,088
BellSouth Corp.                                            33,885         874,572
Cincinnati Bell, Inc. (a)                                     597           2,358
Citizens Communications Co. (a)                             2,995          39,055
Qwest Communications International, Inc. (a)               21,500          86,430
SBC Communications, Inc.                                   35,611         886,714
Sprint Corp. (FON Group)                                   29,572         529,043
*Verizon Communications, Inc.                              39,912       1,506,279
                                                                    -------------
                                                                        4,096,488
                                                                    -------------
ELECTRIC UTILITIES (2.7%)
Ameren Corp.                                                  852          37,249
American Electric Power Co., Inc.                           9,095         276,852
CenterPoint Energy, Inc.                                    8,532          92,060
CMS Energy Corp. (a)                                          128           1,064
DPL, Inc.                                                   3,524          62,093
DTE Energy Co.                                                127           4,955
Duquesne Light Holdings, Inc.                               2,094          39,304
Edison International                                        9,093         212,776
Entergy Corp.                                               3,133         171,062
Exelon Corp.                                                  468          31,328
FirstEnergy Corp.                                           1,241          48,523
Great Plains Energy, Inc.                                   1,586          49,499
IDACORP, Inc.                                                 926          27,456
Northeast Utilities                                         2,460          45,141
NSTAR                                                       1,004          48,594
OGE Energy Corp.                                              122           2,934
Pepco Holdings, Inc.                                        3,249          61,536
PG&E Corp. (a)                                             11,590         318,957
Pinnacle West Capital Corp.                                 1,830          71,480
PNM Resources, Inc.                                           379          11,059


                                                           SHARES           VALUE
ELECTRIC UTILITIES (CONTINUED)
PPL Corp.                                                   3,266   $     139,948
Progress Energy, Inc.                                       4,514         193,064
Southern Co. (The)                                          3,992         114,810
TECO Energy, Inc.                                           1,690          21,514
TXU Corp.                                                   9,018         307,874
Xcel Energy, Inc.                                           6,531         109,264
                                                                    -------------
                                                                        2,500,396
                                                                    -------------
ELECTRICAL EQUIPMENT (0.1%)
Hubbell, Inc. Class A                                          39           1,661
Hubbell, Inc. Class B                                         718          32,267
Rockwell Automation, Inc.                                     576          18,830
Thomas & Betts Corp. (a)                                      276           6,635
                                                                    -------------
                                                                           59,393
                                                                    -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.9%)
Agilent Technologies, Inc. (a)                             10,960         296,030
Arrow Electronics, Inc. (a)                                 1,802          45,555
Avnet, Inc. (a)                                             3,338          72,234
Molex, Inc.                                                 2,666          79,393
PerkinElmer, Inc.                                           3,262          62,793
Plexus Corp. (a)                                              129           1,855
Sanmina-SCI Corp. (a)                                      12,472         124,969
Solectron Corp. (a)                                        18,351          89,920
Tech Data Corp. (a)                                           244           8,296
Tektronix, Inc.                                               396          11,722
Thermo Electron Corp. (a)                                     770          22,484
Vishay Intertechnology, Inc. (a)                            3,669          63,841
                                                                    -------------
                                                                          879,092
                                                                    -------------
ENERGY EQUIPMENT & SERVICES (0.1%)
Hanover Compressor Co. (a)                                    882          10,848
Schlumberger Ltd.                                           1,824         106,759
                                                                    -------------
                                                                          117,607
                                                                    -------------
FOOD & STAPLES RETAILING (3.4%)
Albertson's, Inc.                                           8,433         196,995
BJ's Wholesale Club, Inc. (a)                                 968          23,455
Costco Wholesale Corp.                                      8,829         330,646
CVS Corp.                                                   1,998          77,183
Kroger Co. (The) (a)                                       17,045         298,287
Longs Drug Stores Corp.                                       563          11,035
Ruddick Corp.                                                 519          10,588
Safeway, Inc. (a)                                          11,951         274,275
SUPERVALU, Inc.                                             3,754         115,586
*Wal-Mart Stores, Inc.                                     31,662       1,804,734
Whole Foods Market, Inc.                                      299          23,917
Winn-Dixie Stores, Inc.                                       849           6,469
                                                                    -------------
                                                                        3,173,170
                                                                    -------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                           SHARES           VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------
FOOD PRODUCTS (1.8%)
Archer-Daniels-Midland Co.                                  9,665   $     169,717
Campbell Soup Co.                                           1,856          51,281
ConAgra Foods, Inc.                                        12,666         365,921
Dean Foods Co. (a)                                          2,746          92,211
H.J. Heinz Co.                                              6,671         254,766
Hormel Foods Corp.                                             69           2,104
Interstate Bakeries Corp.                                     951          10,746
J.M. Smucker Co. (The)                                        236          12,343
Lancaster Colony Corp.                                        150           6,195
Sara Lee Corp.                                             21,953         506,675
Smithfield Foods, Inc. (a)                                    997          26,520
Tootsie Roll Industries, Inc.                                 159           5,540
Tyson Foods, Inc. Class A                                   8,873         166,280
                                                                    -------------
                                                                        1,670,299
                                                                    -------------
GAS UTILITIES (0.3%)
Kinder Morgan, Inc.                                         2,833         170,575
Peoples Energy Corp.                                          175           7,315
Sempra Energy                                               2,028          64,389
WGL Holdings, Inc.                                            302           8,541
                                                                    -------------
                                                                          250,820
                                                                    -------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.5%)
Apogent Technologies, Inc. (a)                              2,513          81,471
Applera Corp.- Applied Biosystems Group                     2,592          48,133
Bausch & Lomb, Inc.                                         1,058          66,474
Beckman Coulter, Inc.                                         823          45,956
Becton, Dickinson & Co.                                     5,341         269,988
C.R. Bard, Inc.                                               245          26,036
Cytyc Corp. (a)                                             2,022          43,271
DENTSPLY International, Inc.                                  373          18,076
Guidant Corp.                                               2,927         184,430
Hillenbrand Industries, Inc.                                1,142          77,085
Medtronic, Inc.                                                67           3,381
Stryker Corp.                                               2,047         202,510
Varian Medical Systems, Inc. (a)                              311          26,696
VISX, Inc. (a)                                                462          10,113
Zimmer Holdings, Inc. (a)                                   3,308         264,144
                                                                    -------------
                                                                        1,367,764
                                                                    -------------
HEALTH CARE PROVIDERS & SERVICES (3.3%)
Aetna, Inc.                                                 4,268         353,177
AmerisourceBergen Corp.                                     2,062         119,369
Anthem, Inc. (a)                                              694          61,475
Apria Healthcare Group, Inc. (a)                              822          23,706
Caremark Rx, Inc. (a)                                       5,273         178,491
CIGNA Corp.                                                 3,885         250,621
Community Health Systems, Inc. (a)                            467          12,044


                                                           SHARES           VALUE
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Covance, Inc. (a)                                             853   $      28,780
Coventry Health Care, Inc. (a)                              1,238          51,798
First Health Group Corp. (a)                                  647          10,805
Health Net, Inc. (a)                                        3,185          81,026
Humana, Inc. (a)                                            3,040          49,522
IMS Health, Inc.                                            1,501          37,900
LifePoint Hospitals, Inc. (a)                                 180           6,437
Lincare Holdings, Inc. (a)                                    185           6,425
Manor Care, Inc.                                            2,501          81,132
McKesson Corp.                                                756          24,842
Medco Health Solutions, Inc. (a)                            4,430         156,822
Omnicare, Inc.                                                479          19,869
Oxford Health Plans, Inc.                                     914          49,758
PacifiCare Health Systems, Inc. (a)                         2,335          83,500
Quest Diagnostics, Inc.                                       489          41,247
Tenet Healthcare Corp. (a)                                  6,613          77,769
Triad Hospitals, Inc. (a)                                   2,083          70,843
UnitedHealth Group, Inc.                                   15,623         960,502
Universal Health Services, Inc. Class B                       809          35,515
WellPoint Health Networks, Inc. (a)                         1,395         155,808
                                                                    -------------
                                                                        3,029,183
                                                                    -------------
HOTELS, RESTAURANTS & LEISURE (1.4%)
Boyd Gaming Corp.                                             312           7,332
Brinker International, Inc. (a)                               407          15,653
Caesars Entertainment, Inc. (a)                             7,362          97,546
CBRL Group, Inc.                                            1,203          45,173
GTECH Holdings Corp.                                        1,355          82,547
Harrah's Entertainment, Inc.                                1,045          55,573
International Game Technology                               7,696         290,447
International Speedway Corp. Class A                          269          11,333
Mandalay Resort Group                                       1,192          68,480
McDonald's Corp.                                           17,208         468,574
Six Flags, Inc. (a)                                         2,011          14,942
Starwood Hotels & Resorts Worldwide, Inc.                     158           6,287
Yum! Brands, Inc. (a)                                       4,522         175,408
                                                                    -------------
                                                                        1,339,295
                                                                    -------------
HOUSEHOLD DURABLES (1.3%)
American Greetings Corp. Class A (a)                          626          12,833
Black & Decker Corp. (The)                                    955          55,247
Centex Corp.                                                3,451         165,475
D.R. Horton, Inc.                                           6,580         189,504
Fortune Brands, Inc.                                        2,055         156,694
Furniture Brands International, Inc.                          497          13,986

 12   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES           VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------
HOUSEHOLD DURABLES (CONTINUED)
uxHarman International Industries, Inc.                       903   $      68,492
Hovnanian Enterprises, Inc. Class A (a)                       714          25,683
Lennar Corp. Class A                                        2,756         129,119
Maytag Corp.                                                1,815          50,638
Mohawk Industries, Inc. (a)                                   314          24,222
Pulte Homes, Inc.                                           2,289         112,550
Snap-on, Inc.                                                 365          12,330
Stanley Works (The)                                         1,111          47,229
Toll Brothers, Inc. (a)                                     1,042          41,232
Tupperware Corp.                                              277           5,188
Whirlpool Corp.                                             1,638         107,305
                                                                    -------------
                                                                        1,217,727
                                                                    -------------
HOUSEHOLD PRODUCTS (1.8%)
Clorox Co. (The)                                            1,028          53,230
Colgate-Palmolive Co.                                       8,502         492,096
Kimberly-Clark Corp.                                        8,356         546,900
Procter & Gamble Co. (The)                                  5,708         603,621
                                                                    -------------
                                                                        1,695,847
                                                                    -------------
INDUSTRIAL CONGLOMERATES (4.2%)
3M Co.                                                        466          40,300
Carlisle Cos., Inc.                                           145           8,591
*General Electric Co.                                      88,542       2,651,833
Textron, Inc.                                               3,803         209,849
Tyco International Ltd.                                    34,051         934,700
                                                                    -------------
                                                                        3,845,273
                                                                    -------------
INSURANCE (8.4%)
ACE, Ltd.                                                   6,244         273,737
AFLAC, Inc.                                                14,304         604,058
Allmerica Financial Corp. (a)                               1,510          52,488
Allstate Corp. (The)                                        7,964         365,548
Ambac Financial Group, Inc.                                 2,413         166,497
American Financial Group, Inc.                              1,290          39,603
*American International Group, Inc.                        32,346       2,317,591
AmerUs Group Co.                                              739          28,525
Aon Corp.                                                   4,759         124,020
Cincinnati Financial Corp.                                  2,668         109,363
Everest Re Group Ltd.                                         734          62,522
Fidelity National Financial, Inc.                           3,888         142,301
First American Corp.                                        2,211          59,962
Hartford Financial Services Group, Inc. (The)               7,272         444,174
HCC Insurance Holdings, Inc.                                  798          25,552
Horace Mann Educators Corp.                                   606           9,460
Lincoln National Corp.                                      4,123         185,040
Loews Corp.                                                 5,165         299,622


                                                           SHARES           VALUE
INSURANCE (CONTINUED)
Marsh & McLennan Cos., Inc.                                   315   $      14,206
MBIA, Inc.                                                    221          13,015
MetLife, Inc.                                              18,995         655,327
Ohio Casualty Corp. (a)                                     1,442          28,292
Old Republic International Corp.                            1,154          26,796
Progressive Corp. (The)                                     3,641         318,660
Protective Life Corp.                                       1,925          69,223
Prudential Financial, Inc.                                 10,216         448,891
SAFECO Corp.                                                2,630         115,168
St. Paul Travelers Cos., Inc. (The)                        10,370         421,748
StanCorp Financial Group, Inc.                                277          17,138
Torchmark Corp.                                             2,177         113,291
Unitrin, Inc.                                               1,893          75,057
UnumProvident Corp.                                         4,374          68,016
W.R. Berkley Corp.                                          2,330          94,365
XL Capital Ltd. Class A                                        72           5,497
                                                                    -------------
                                                                        7,794,753
                                                                    -------------
INTERNET SOFTWARE & SERVICES (0.0%) (B)
Internet Security
  Systems, Inc. (a)                                           231           3,070
Retek, Inc. (a)                                               290           2,024
Yahoo!, Inc. (a)                                              561          28,308
                                                                    -------------
                                                                           33,402
                                                                    -------------
IT SERVICES (0.4%)
Acxiom Corp.                                                2,386          55,212
Affiliated Computer Services, Inc. Class A (a)                204           9,894
CheckFree Corp. (a)                                           376          11,295
Cognizant Technology Solutions Corp. (a)                      301          13,021
Convergys Corp. (a)                                         2,690          39,059
CSG Systems International, Inc. (a)                           546           9,167
DST Systems, Inc. (a)                                         847          37,395
Electronic Data Systems Corp.                               8,544         156,270
Gartner, Inc. Class A (a)                                   2,480          29,611
Keane, Inc. (a)                                                63             895
MPS Group, Inc. (a)                                         1,391          15,218
Unisys Corp. (a)                                            1,543          20,105
                                                                    -------------
                                                                          397,142
                                                                    -------------
LEISURE EQUIPMENT & PRODUCTS (0.5%)
Brunswick Corp.                                             1,700          69,887
Eastman Kodak Co.                                           6,368         164,231
Hasbro, Inc.                                                3,678          69,477
Mattel, Inc.                                                7,921         134,340
                                                                    -------------
                                                                          437,935
                                                                    -------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                           SHARES           VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------
MACHINERY (0.9%)
Caterpillar, Inc.                                             903   $      70,190
Crane Co.                                                     281           8,658
Cummins, Inc.                                                 772          46,173
Deere & Co.                                                 3,835         260,933
Eaton Corp.                                                 1,076          63,893
Flowserve Corp. (a)                                         1,127          24,084
Harsco Corp.                                                  280          12,188
Ingersoll-Rand Co. Class A                                     93           6,003
ITT Industries, Inc.                                          145          11,497
Navistar International Corp. (a)                              968          43,705
Nordson Corp.                                                 674          23,294
PACCAR, Inc.                                                1,365          77,068
Parker Hannifin Corp.                                         556          30,741
SPX Corp.                                                   2,127          94,333
Tecumseh Products Co. Class A                                 222           8,629
Trinity Industries, Inc.                                      540          16,357
                                                                    -------------
                                                                          797,746
                                                                    -------------
MEDIA (1.7%)
Comcast Corp. Class A (a)                                   7,020         211,302
McGraw-Hill Cos., Inc. (The)                                1,391         109,694
Time Warner, Inc. (a)                                      58,529         984,458
Viacom, Inc. Class B                                        6,582         254,394
                                                                    -------------
                                                                        1,559,848
                                                                    -------------
METALS & MINING (0.7%)
Alcoa, Inc.                                                 6,060         186,345
Allegheny Technologies, Inc.                                  586           5,989
Arch Coal, Inc.                                               702          21,488
Freeport-McMoRan Copper & Gold, Inc. Class B                4,334         132,187
Newmont Mining Corp.                                          242           9,051
Peabody Energy Corp.                                          289          13,551
Phelps Dodge Corp. (a)                                      2,517         165,694
United States Steel Corp.                                   2,481          71,031
                                                                    -------------
                                                                          605,336
                                                                    -------------
MULTILINE RETAIL (1.4%)
Big Lots, Inc. (a)                                            555           7,859
Dillard's, Inc. Class A                                     1,916          32,246
Dollar General Corp.                                          270           5,065
Federated Department Stores, Inc.                           5,065         248,185
J.C. Penney Co., Inc. Holding Co.                           6,473         219,176
May Department Stores Co. (The)                             8,037         247,540
Neiman Marcus Group Inc. (The)
  Class A                                                     538          26,168
  Class B                                                     193           8,733


                                                           SHARES           VALUE
MULTILINE RETAIL (CONTINUED)
Nordstrom, Inc.                                             3,818   $     136,035
Saks, Inc.                                                  3,966          57,111
Sears, Roebuck & Co.                                        6,797         272,220
                                                                    -------------
                                                                        1,260,338
                                                                    -------------
MULTI-UTILITIES & UNREGULATED POWER (0.5%)
AES Corp. (The) (a)                                        17,351         150,433
Duke Energy Corp.                                           4,276          90,053
Dynegy, Inc. Class A (a)                                    3,434          13,599
Energy East Corp.                                             341           8,030
National Fuel Gas Co.                                         957          23,437
Questar Corp.                                               1,564          55,475
Sierra Pacific Resources (a)                                2,720          19,258
Westar Energy, Inc.                                         1,291          26,349
Williams Cos., Inc. (The)                                  10,595         109,128
                                                                    -------------
                                                                          495,762
                                                                    -------------
OFFICE ELECTRONICS (0.3%)
Xerox Corp. (a)                                            22,122         297,098
                                                                    -------------
OIL & GAS (7.8%)
Amerada Hess Corp.                                          2,504         178,110
Anadarko Petroleum Corp.                                    3,542         189,780
Ashland, Inc.                                                 937          44,882
Burlington Resources, Inc.                                  1,240          83,415
*ChevronTexaco Corp.                                       16,691       1,527,227
ConocoPhillips                                             15,248       1,087,182
Devon Energy Corp.                                          2,752         168,422
*ExxonMobil Corp.                                          66,163       2,815,236
Marathon Oil Corp.                                          5,973         200,454
Newfield Exploration Co. (a)                                  266          14,013
Noble Energy, Inc.                                            536          24,710
Occidental Petroleum Corp.                                  3,597         169,778
Overseas Shipholding Group, Inc.                            1,056          34,605
Pogo Producing Co.                                            638          31,466
Sunoco, Inc.                                                1,420          89,318
Unocal Corp.                                                5,926         213,573
Valero Energy Corp.                                         2,312         147,413
Westport Resources Corp. (a)                                3,955         135,380
XTO Energy, Inc.                                            2,070          55,269
                                                                    -------------
                                                                        7,210,233
                                                                    -------------
PAPER & FOREST PRODUCTS (0.7%)
Boise Cascade Corp.                                           882          29,750
Georgia-Pacific Corp.                                       7,078         248,438
Louisiana-Pacific Corp.                                     2,973          70,133
Potlatch Corp.                                                817          30,948
Rayonier, Inc.                                              1,264          49,296
Weyerhaeuser Co.                                            3,011         178,251
                                                                    -------------
                                                                          606,816
                                                                    -------------

 14   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES           VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------
PERSONAL PRODUCTS (0.7%)
Alberto-Culver Co.                                            686   $      32,352
Avon Products, Inc.                                         1,116          93,744
Gillette Co. (The)                                         12,211         499,674
                                                                    -------------
                                                                          625,770
                                                                    -------------
PHARMACEUTICALS (6.6%)
Abbott Laboratories                                        16,797         739,404
IVAX Corp. (a)                                              2,811          59,874
Johnson & Johnson                                          15,264         824,714
King Pharmaceuticals, Inc. (a)                              2,899          50,008
Lilly (Eli) & Co.                                           4,009         295,904
Merck & Co., Inc.                                          11,330         532,510
Perrigo Co.                                                   605          13,050
*Pfizer, Inc.                                              85,855       3,070,175
Sepracor, Inc. (a)                                            403          19,267
Valeant Pharmaceuticals International                       1,971          45,530
Wyeth                                                      13,053         496,928
                                                                    -------------
                                                                        6,147,364
                                                                    -------------
REAL ESTATE (0.3%)
Equity Office Properties Trust                              8,182         205,941
Hospitality Properties Trust                                  284          11,099
Mack-Cali Realty Corp.                                        558          20,841
                                                                    -------------
                                                                          237,881
                                                                    -------------
ROAD & RAIL (0.4%)
Burlington Northern Santa Fe Corp.                          4,781         156,339
CSX Corp.                                                   1,004          30,883
Norfolk Southern Corp.                                      3,681          87,681
Swift Transportation Co., Inc. (a)                            389           6,582
Union Pacific Corp.                                           992          58,459
Werner Enterprises, Inc.                                    1,606          32,104
                                                                    -------------
                                                                          372,048
                                                                    -------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.2%)
Advanced Micro Devices, Inc. (a)                            5,470          77,783
Altera Corp. (a)                                              920          18,409
Applied Materials, Inc. (a)                                 3,498          63,769
Atmel Corp. (a)                                             8,370          48,881
Broadcom Corp. Class A (a)                                  6,949         262,394
Credence Systems Corp. (a)                                    298           3,320
Cypress
  Semiconductor Corp. (a)                                   2,282          31,879
Fairchild Semiconductor International, Inc. (a)             2,726          53,075
Integrated Device Technology, Inc. (a)                        490           6,590
Intel Corp.                                                56,290       1,448,342


                                                           SHARES           VALUE
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
International Rectifier Corp. (a)                           1,520   $      60,253
Lam Research Corp. (a)                                        627          13,882
LSI Logic Corp. (a)                                         2,377          17,685
LTX Corp. (a)                                                 491           5,367
Micron Technology, Inc. (a)                                   936          12,748
National
  Semiconductor Corp. (a)                                   2,697         110,011
PMC-Sierra, Inc. (a)                                        1,909          23,194
Silicon Laboratories, Inc. (a)                                255          12,023
Teradyne, Inc. (a)                                            907          18,485
Texas Instruments, Inc.                                    27,940         701,294
TriQuint Semiconductor, Inc. (a)                            1,575           8,647
                                                                    -------------
                                                                        2,998,031
                                                                    -------------
SOFTWARE (3.2%)
Activision, Inc. (a)                                        1,831          27,575
Ascential Software Corp. (a)                                  282           4,794
Autodesk, Inc.                                              2,195          73,533
BMC Software, Inc. (a)                                      5,581          96,551
Cadence Design Systems, Inc. (a)                            2,905          37,242
Citrix Systems, Inc. (a)                                      649          12,363
Computer Associates International, Inc.                     6,826         183,005
Compuware Corp. (a)                                         3,628          27,754
Jack Henry & Associates, Inc.                                 847          15,407
*Microsoft Corp.                                           77,293       2,007,299
Novell, Inc. (a)                                            3,481          33,557
Oracle Corp. (a)                                            3,719          41,727
Reynolds & Reynolds Co. (The) Class A                         917          26,190
RSA Security, Inc. (a)                                      1,355          21,707
Sybase, Inc. (a)                                            1,581          27,035
Symantec Corp. (a)                                          5,574         251,109
Transaction Systems Architects, Inc. Class A (a)            1,005          21,336
VERITAS Software Corp. (a)                                  2,560          68,275
                                                                    -------------
                                                                        2,976,459
                                                                    -------------
SPECIALTY RETAIL (2.1%)
Abercrombie & Fitch Co. Class A                               594          18,681
American Eagle Outfitters, Inc. (a)                           334           8,580
AnnTaylor Stores Corp. (a)                                    619          25,088
AutoNation, Inc. (a)                                        3,974          67,637
AutoZone, Inc. (a)                                          2,458         215,247
Barnes & Noble, Inc. (a)                                    1,878          56,096
Best Buy Co., Inc.                                          2,122         115,118
Borders Group, Inc.                                         2,200          52,734
Chico's FAS, Inc. (a)                                          68           2,770
Circuit City Stores, Inc.                                   1,971          23,021

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                           SHARES           VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------
SPECIALTY RETAIL (CONTINUED)
Claire's Stores, Inc.                                       2,570   $      52,377
Gap, Inc. (The)                                            16,267         358,037
Home Depot, Inc. (The)                                      8,807         309,918
Limited Brands                                              7,717         159,279
Michaels Stores, Inc.                                         272          13,608
Payless ShoeSource, Inc. (a)                                  622           8,801
RadioShack Corp.                                            4,568         140,512
Rent-A-Center, Inc. (a)                                       732          21,426
Sherwin-Williams Co. (The)                                    751          28,576
Staples, Inc.                                               5,477         141,088
Toys "R" Us, Inc. (a)                                       5,071          78,347
                                                                    -------------
                                                                        1,896,941
                                                                    -------------
TEXTILES, APPAREL & LUXURY GOODS (0.3%)
Coach, Inc. (a)                                             2,195          93,507
Jones Apparel Group, Inc.                                     595          21,777
NIKE, Inc. Class B                                          1,943         139,799
Reebok International Ltd.                                     277          10,077
Timberland Co. (The) Class A (a)                              476          29,855
                                                                    -------------
                                                                          295,015
                                                                    -------------
THRIFTS & MORTGAGE FINANCE (2.1%)
Astoria Financial Corp.                                       748          25,746
Countrywide Financial Corp.                                 3,842         227,831
Fannie Mae                                                 11,973         822,785
Freddie Mac                                                 5,661         330,602
Golden West Financial Corp.                                 2,070         217,578
GreenPoint Financial Corp.                                  1,439          56,121
IndyMac Bancorp, Inc.                                         503          16,176
Sovereign Bancorp, Inc.                                     3,838          76,683
Washington Federal, Inc.                                      738          17,240
Washington Mutual, Inc.                                     3,546         139,677
Webster Financial Corp.                                       215           9,352
                                                                    -------------
                                                                        1,939,791
                                                                    -------------


                                                           SHARES           VALUE
TOBACCO (1.8%)
*Altria Group, Inc.                                        27,525   $   1,524,334
R.J. Reynolds Tobacco Holdings, Inc.                        2,353         152,404
                                                                    -------------
                                                                        1,676,738
                                                                    -------------
WIRELESS TELECOMMUNICATION SERVICES (1.3%)
AT&T Wireless Services, Inc. (a)                           47,493         655,878
Nextel Communications, Inc. Class A (a)                    20,902         498,722
Telephone & Data Systems, Inc.                                513          33,838
                                                                    -------------
                                                                        1,188,438
                                                                    -------------
Total Investments
  (Cost $93,581,653) (c)                                    100.2%     92,709,084(d)
Liabilities in Excess of Cash and Other Assets               (0.2)       (194,626)
                                                    -------------   -------------
Net Assets                                                  100.0%  $  92,514,458
                                                    =============   =============

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  The cost for federal income tax purposes is $93,874,209.
(d)  At April 30, 2004 net unrealized depreciation was
     $1,165,125, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $2,788,474 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,953,599.

 16   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost $93,581,653)                             $ 92,709,084
Receivables:
  Investment securities sold                       6,541,761
  Dividends and interest                             119,589
  Fund shares sold                                    51,270
Other assets                                          26,018
                                                ------------
    Total assets                                  99,447,722
                                                ------------
LIABILITIES:
Due to custodian                                      20,643
Payables:
  Investment securities purchased                  6,517,963
  Transfer agent                                     129,750
  Fund shares redeemed                               105,076
  NYLIFE Distributors                                 56,184
  Manager                                             48,929
  Custodian                                            6,519
Accrued expenses                                      48,200
                                                ------------
    Total liabilities                              6,933,264
                                                ------------
Net assets                                      $ 92,514,458
                                                ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     31,177
  Class B                                             51,815
  Class C                                              2,598
Additional paid-in capital                       112,552,339
Accumulated net investment loss                     (335,125)
Accumulated net realized loss on investments     (18,915,777)
Net unrealized depreciation on investments          (872,569)
                                                ------------
Net assets                                      $ 92,514,458
                                                ============
CLASS A
Net assets applicable to outstanding shares     $ 34,660,807
                                                ============
Shares of beneficial interest outstanding          3,117,692
                                                ============
Net asset value per share outstanding           $      11.12
Maximum sales charge (5.50% of offering price)          0.64
                                                ------------
Maximum offering price per share outstanding    $      11.76
                                                ============
CLASS B
Net assets applicable to outstanding shares     $ 55,092,342
                                                ============
Shares of beneficial interest outstanding          5,181,467
                                                ============
Net asset value and offering price per share
  outstanding                                   $      10.63
                                                ============
CLASS C
Net assets applicable to outstanding shares     $  2,761,309
                                                ============
Shares of beneficial interest outstanding            259,761
                                                ============
Net asset value and offering price per share
  outstanding                                   $      10.63
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                 $    661,576
  Interest                                             5,940
                                                ------------
    Total income                                     667,516
                                                ------------
EXPENSES:
  Manager                                            332,125
  Transfer agent                                     261,618
  Distribution -- Class B                            209,720
  Distribution -- Class C                             10,055
  Service -- Class A                                  45,358
  Service -- Class B                                  69,906
  Service -- Class C                                   3,352
  Shareholder communication                           22,719
  Professional                                        19,292
  Recordkeeping                                       17,473
  Registration                                        15,472
  Custodian                                           12,642
  Trustees                                             3,691
  Miscellaneous                                       11,772
                                                ------------
    Total expenses before reimbursement            1,035,195
  Expense reimbursement from Manager                 (32,554)
                                                ------------
    Net expenses                                   1,002,641
                                                ------------
Net investment loss                                 (335,125)
                                                ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                  14,595,164
Net change in unrealized appreciation on
  investments                                    (10,734,815)
                                                ------------
Net realized and unrealized gain on
  investments                                      3,860,349
                                                ------------
Net increase in net assets resulting from
  operations                                    $  3,525,224
                                                ============

(a)  Dividends recorded net of foreign withholding taxes of $1,378.

 18   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                   2004           2003*            2002
INCREASE (DECREASE)
IN NET ASSETS:
Operations:
 Net investment loss      $    (335,125)  $    (362,553)  $    (681,165)
 Net realized gain
  (loss) on investments      14,595,164         916,561     (18,412,322)
 Net change in
  unrealized
  appreciation
  (depreciation) on
  investments               (10,734,815)     13,344,388      (9,712,182)
                          ---------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations                  3,525,224      13,898,396     (28,805,669)
                          ---------------------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                    2,845,886      15,132,019      14,219,392
   Class B                    3,575,331       5,900,587       8,949,625
   Class C                      382,558         577,629       1,202,762
                          ---------------------------------------------
                              6,803,775      21,610,235      24,371,779
 Cost of shares redeemed:
   Class A                   (7,957,383)    (10,924,221)     (7,164,908)
   Class B                   (4,407,761)     (8,490,629)    (15,108,651)
   Class C                     (137,512)       (203,580)       (614,541)
                          ---------------------------------------------
                            (12,502,656)    (19,618,430)    (22,888,100)
    Increase (decrease)
     in net assets
     derived from
     capital share
     transactions            (5,698,881)      1,991,805       1,483,679
                          ---------------------------------------------
    Net increase
     (decrease) in net
     assets                  (2,173,657)     15,890,201     (27,321,990)

NET ASSETS:
Beginning of period          94,688,115      78,797,914     106,119,904
                          ---------------------------------------------
End of period             $  92,514,458   $  94,688,115   $  78,797,914
                          =============================================
Accumulated net
 investment loss at end
 of period                $    (335,125)  $          --   $          --
                          =============================================

*  The Fund changed its fiscal year end from December 31 to October 31.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                         JANUARY 1,
                                            SIX MONTHS      2003                        CLASS A
                                              ENDED        THROUGH     -----------------------------------------
                                            APRIL 30,    OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                              2004*        2003**        2002       2001       2000       1999
Net asset value at beginning of period       $  10.69      $  9.02     $ 12.12    $ 14.74    $ 15.37    $ 11.86
                                             --------      -------     -------    -------    -------    -------
Net investment loss (a)                         (0.01)       (0.01)      (0.02)     (0.05)     (0.04)     (0.02)
Net realized and unrealized gain (loss) on
  investments                                    0.44         1.68       (3.08)     (2.57)     (0.38)      3.54
                                             --------      -------     -------    -------    -------    -------
Total from investment operations                 0.43         1.67       (3.10)     (2.62)     (0.42)      3.52
                                             --------      -------     -------    -------    -------    -------
Less distributions to shareholders:
  From net realized gain on investments            --           --          --         --      (0.17)     (0.01)
  In excess of net realized gain on
    investments                                    --           --          --         --      (0.04)        --
                                             --------      -------     -------    -------    -------    -------
Total distributions to shareholders                --           --          --         --      (0.21)     (0.01)
                                             --------      -------     -------    -------    -------    -------
Net asset value at end of period             $  11.12      $ 10.69     $  9.02    $ 12.12    $ 14.74    $ 15.37
                                             ========      =======     =======    =======    =======    =======
Total investment return (b)                      4.02%       18.51%     (25.58%)   (17.77%)    (2.70%)    29.67%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment loss                         (0.24%)+     (0.06%)+    (0.24%)    (0.42%)    (0.26%)    (0.16%)
    Net expenses                                 1.65%+       1.65%+      1.65%      1.58%      1.49%      1.59%
    Expenses (before reimbursement)              1.72%+       1.86%+      1.75%      1.58%      1.49%      1.59%
Portfolio turnover rate                           107%          71%        130%        95%        70%        72%
Net assets at end of period (in 000's)       $ 34,661      $38,313     $28,639    $31,389    $38,040    $26,214


                                               JUNE 1***
                                                THROUGH
                                             DECEMBER 31,
                                                 1998
Net asset value at beginning of period          $ 10.00
                                                -------
Net investment loss (a)                           (0.05)
Net realized and unrealized gain (loss) on
  investments                                      1.91
                                                -------
Total from investment operations                   1.86
                                                -------
Less distributions to shareholders:
  From net realized gain on investments              --
  In excess of net realized gain on
    investments                                      --
                                                -------
Total distributions to shareholders                  --
                                                -------
Net asset value at end of period                $ 11.86
                                                =======
Total investment return (b)                       18.60%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment loss                           (1.09%)+
    Net expenses                                   2.53%+
    Expenses (before reimbursement)                2.53%+
Portfolio turnover rate                              32%
Net assets at end of period (in 000's)          $13,293

                                                         JANUARY 1,
                                            SIX MONTHS      2003                        CLASS C
                                              ENDED        THROUGH     -----------------------------------------
                                            APRIL 30,    OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                              2004*        2003**        2002       2001       2000       1999
Net asset value at beginning of period       $  10.25      $  8.71     $ 11.79    $ 14.45    $ 15.19    $ 11.80
                                             --------      -------     -------    -------    -------    -------
Net investment loss (a)                         (0.05)       (0.06)      (0.10)     (0.15)     (0.15)     (0.11)
Net realized and unrealized gain (loss) on
  investments                                    0.43         1.60       (2.98)     (2.51)     (0.38)      3.51
                                             --------      -------     -------    -------    -------    -------
Total from investment operations                 0.38         1.54       (3.08)     (2.66)     (0.53)      3.40
                                             --------      -------     -------    -------    -------    -------
Less distributions to shareholders:
  From net realized gain on investments            --           --          --         --      (0.17)     (0.01)
  In excess of net realized gain on
    investments                                    --           --          --         --      (0.04)        --
                                             --------      -------     -------    -------    -------    -------
Total distributions to shareholders                --           --          --         --      (0.21)     (0.01)
                                             --------      -------     -------    -------    -------    -------
Net asset value at end of period             $  10.63      $ 10.25     $  8.71    $ 11.79    $ 14.45    $ 15.19
                                             ========      =======     =======    =======    =======    =======
Total investment return (b)                      3.71%       17.68%     (26.12%)   (18.41%)    (3.46%)    28.80%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment loss                         (0.99%)+     (0.81%)+    (0.99%)    (1.17%)    (1.01%)    (0.91%)
    Net expenses                                 2.40%+       2.40%+      2.40%      2.33%      2.24%      2.34%
    Expenses (before reimbursement)              2.47%+       2.61%+      2.50%      2.33%      2.24%      2.34%
Portfolio turnover rate                           107%          71%        130%        95%        70%        72%
Net assets at end of period (in 000's)       $  2,761      $ 2,429     $ 1,724    $ 1,683    $ 2,293    $   806


                                            SEPTEMBER 1****
                                                THROUGH
                                              DECEMBER 31,
                                                  1998
Net asset value at beginning of period          $  9.22
                                                -------
Net investment loss (a)                           (0.06)
Net realized and unrealized gain (loss) on
  investments                                      2.64
                                                -------
Total from investment operations                   2.58
                                                -------
Less distributions to shareholders:
  From net realized gain on investments              --
  In excess of net realized gain on
    investments                                      --
                                                -------
Total distributions to shareholders                  --
                                                -------
Net asset value at end of period                $ 11.80
                                                =======
Total investment return (b)                       27.98%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment loss                           (1.84%)+
    Net expenses                                   3.28%+
    Expenses (before reimbursement)                3.28%+
Portfolio turnover rate                              32%
Net assets at end of period (in 000's)          $    --(c)

*     Unaudited.
      The Fund changed its fiscal year end from December 31 to
**    October 31.
***   Commencement of Operations.
****  Class C shares were first offered on September 1, 1998.
+     Annualized.
      Per share data based on average shares outstanding during
(a)   the period.
      Total return is calculated exclusive of sales charges and is
(b)   not annualized.
(c)   Less than one thousand.

 20   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

             JANUARY 1,
SIX MONTHS      2003                              CLASS B                            JUNE 1***
  ENDED        THROUGH     ------------------------------------------------------     THROUGH
APRIL 30,    OCTOBER 31,                  YEAR ENDED DECEMBER 31,                   DECEMBER 31,
  2004*        2003**        2002       2001              2000             1999         1998
 $ 10.26       $  8.71     $ 11.79    $ 14.45           $ 15.19          $ 11.80      $ 10.00
 -------       -------     -------    -------           -------          -------      -------
   (0.05)        (0.06)      (0.10)     (0.15)            (0.15)           (0.11)       (0.08)
    0.42          1.61       (2.98)     (2.51)            (0.38)            3.51         1.88
 -------       -------     -------    -------           -------          -------      -------
    0.37          1.55       (3.08)     (2.66)            (0.53)            3.40         1.80
 -------       -------     -------    -------           -------          -------      -------
      --            --          --         --             (0.17)           (0.01)          --
      --            --          --         --             (0.04)              --           --
 -------       -------     -------    -------           -------          -------      -------
      --            --          --         --             (0.21)           (0.01)          --
 -------       -------     -------    -------           -------          -------      -------
 $ 10.63       $ 10.26     $  8.71    $ 11.79           $ 14.45          $ 15.19      $ 11.80
 =======       =======     =======    =======           =======          =======      =======
    3.61%        17.80%     (26.12%)   (18.41%)           (3.46%)          28.80%       18.00%
   (0.99%)+      (0.81%)+    (0.99%)    (1.17%)           (1.01%)          (0.91%)      (1.84%)+
    2.40%+        2.40%+      2.40%      2.33%             2.24%            2.34%        3.28%+
    2.47%+        2.61%+      2.50%      2.33%             2.24%            2.34%        3.28%+
     107%           71%        130%        95%               70%              72%          32%
 $55,092       $53,946     $48,434    $73,048           $91,246          $58,937      $12,351

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Common Stock Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

Effective January 1, 2004, the Fund changed its name to MainStay Common Stock Fund from MainStay Growth Opportunities Fund.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles gener-

 22   MainStay Common Stock Fund
ally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life, serves as the Fund's Manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by the Manager directly, without a Subadvisor.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.65%, 2.40% and 2.40% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended April 30, 2004, the Manager earned from the Fund $332,125 and reimbursed the Fund for $32,554.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC ("the Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $3,326 for the six months ended April 30, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $183, $30,731 and $173, respectively, for the six months ended April 30, 2004.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended April 30, 2004, amounted to $261,618.

(E) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Common Stock Fund only pays a portion of the fees identified above.

(F) CAPITAL. At April 30, 2004, New York Life held shares of Class A with a value of $10,159,404. This represents 29.3% of the Class A net assets and 11.0% of the Fund's total net assets at period end.

(G) OTHER. Fees for the cost of legal services, included in Professional fees, as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $1,072 for the six months ended April 30, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services pro-

                                                    www.mainstayfunds.com     23
vided to the Fund by the Manager amounted to $17,473 for the six months ended April 30, 2004.
NOTE 4 -- FEDERAL INCOME TAX:
At October 31, 2003, for federal income tax purposes, capital loss carryforwards of $33,255,701 were available as shown in the table below, to the extent provided by the regulations, to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

    CAPITAL LOSS      AMOUNT
  AVAILABLE THROUGH   (000'S)
        2009          $14,676
        2010           16,193
        2011            2,387
  ---------------------------
                      $33,256
  ---------------------------

NOTE 5 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2004, purchases and sales of securities, other than short-term securities, were $95,185 and $98,870, respectively.

NOTE 6 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2004.

NOTE 7 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                     SIX MONTHS ENDED
                                      APRIL 30, 2004*
                                CLASS A   CLASS B   CLASS C
Shares sold                         252       332        36
-----------------------------------------------------------
Shares redeemed                    (720)     (410)      (13)
-----------------------------------------------------------
Net increase (decrease)            (468)      (78)       23
-----------------------------------------------------------

                                     JANUARY 1 THROUGH
                                     OCTOBER 31, 2003*
                                CLASS A   CLASS B   CLASS C

Shares sold                       1,518       649        62
-----------------------------------------------------------
Shares redeemed                  (1,108)     (951)      (23)
-----------------------------------------------------------
Net increase (decrease)             410      (302)      (39)
-----------------------------------------------------------

                                        YEAR ENDED
                                     DECEMBER 31, 2002
                                CLASS A   CLASS B   CLASS C

Shares sold                       1,271       891       118
-----------------------------------------------------------
Shares redeemed                    (685)   (1,523)      (63)
-----------------------------------------------------------
Net increase (decrease)             586      (632)       55
-----------------------------------------------------------

*  Unaudited.
**  The Fund changed its fiscal year end from December 31 to October 31.

NOTE 8 -- OTHER MATTERS:

(A) On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's reports on the Trust's financial statements for the period ended October 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

(B) NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. NYLIM and the MainStay Equity Index Fund are currently seeking to resolve the SEC Staff's concerns regarding these matters, although there can be no assurance at this time as to the outcome of these efforts.

 24   MainStay Common Stock Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              55           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Manager, NYLIFE Distributors LLC; Vice
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 portfolios);
                                                 President, Eclipse Funds Inc. (10
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                23           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   23           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           23           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                23           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               23           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

                                                    www.mainstayfunds.com     25

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        MICHAEL H.        Trustee since 2003     Retired. Independent Consultant (1999 to            23           None
        SUTTON(+)                                present) (accounting and capital market
        9/19/40                                  regulation); Consultant, Financial
                                                 Accounting Standards Board (1998 to
                                                 1999); Chief Accountant, United States
                                                 Securities and Exchange Commission (1995
                                                 to 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Trustee since 1994     Advisor (July 2003 to present) and                  23           None
        TRUTANIC                                 Managing Director (2001 to 2003), The
        2/13/52                                  Carlyle Group (private investment firm);
                                                 Chairman and Chief Executive Officer,
                                                 Somerset Group (financial advisory firm);
                                                 Senior Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             36           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.;
                                                 Manager, NYLIFE Distributors LLC;
                                                 Director, New York Life Trust Company.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    61           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Chief Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ROBERT A.         Secretary since 2001   Senior Managing Director, General Counsel           55           None
        ANSELMI                                  and Secretary, New York Life Investment
        10/19/46                                 Management LLC (including predecessor
                                                 advisory organizations); Secretary, New
                                                 York Life Investment Management Holdings
                                                 LLC; Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIFE Distributors LLC;
                                                 Secretary, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds Inc., and Eclipse Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc., (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             55           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 NYLIFE Securities Inc.; Vice
                                                 President-Financial Operations and Chief
                                                 Financial Officer, NYLIFE Distributors
                                                 LLC; Tax Vice President, New York Life
                                                 International, LLC; Tax Vice President,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     + Resigned effective June 11, 2004.

 26   MainStay Common Stock Fund

MAINSTAY FUNDS

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Core Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT AUDITORS

KPMG LLP

                                                    www.mainstayfunds.com     27

(NEW YORK LIFE LOGO)

------------------------------------------------
/Not FDIC insured. / No bank guarantee. / May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds
(C) 2004 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A05479         (RECYCLE LOGO)                                 MSCS10-06/04

(NEW YORK LIFE LOGO)

                                             MAINSTAY(R)
                                             RESEARCH VALUE FUND

                                             The MainStay(R) Funds

                                             Semiannual Report
                                             Unaudited

                                             April 30, 2004

                       This page intentionally left blank

 2   MainStay Research Value Fund

MESSAGE FROM
THE PRESIDENT

Most domestic and international stock markets advanced during the six months ended April 30, 2004. The U.S. economy generally improved, with real gross domestic product growing at a seasonally adjusted annual rate of 4.1% in the fourth quarter of 2003 and, according to preliminary estimates, rising 4.4% in the first quarter of 2004. Inflation remained relatively modest throughout the reporting period but increased enough to reassure the Federal Reserve that unwanted deflation was no longer a serious concern.

Increases in corporate productivity led to worries that we might be having a "jobless recovery." In early April, however, the release of March employment figures showed a dramatic rise in nonfarm payrolls. Unfortunately, the combination of higher employment and rising inflation suggested that the Federal Reserve might soon move to raise interest rates. Bond markets adjusted to accommodate this perception, with yields rising and prices declining in April. The stock market, which had recorded relatively steady gains since mid-March of 2003, became increasingly volatile from late January through the end of April 2004.

In March and April, bond yields rose to reflect the increasing likelihood of a less-accommodative monetary policy. Since bond prices and yields tend to move in opposite directions, several bond indices recorded negative price performance during the six-month reporting period, but most provided positive total returns.

A weak U.S. dollar helped strengthen the performance of international stocks and was good news for U.S. exporters. The strengthening Japanese economy was greeted as positive news by international investors, but moves to decelerate the rapid economic growth in China were not as favorably received. Several international markets provided double-digit total returns for the six-month reporting period.

On January 1, 2004, the Eclipse Funds were re-branded as MainStay Funds. The change was part of a repositioning initiative at New York Life Investment Management LLC. During the reporting period, some Funds were merged, others liquidated, and still others renamed. The result was a single, robust, and integrated mutual fund family that gives investors a more comprehensive array of alternatives.

At MainStay, each of our Funds seeks to achieve its investment objective through consistent application of an established investment process. Whether the investments you've chosen use quantitative analysis, fundamental research, or a combination of the two, our disciplines remain the same, even when the markets move. We believe that our time-tested investment strategies can help you pursue your long-range goals with confidence. We hope to continue to serve your investment needs for many years to come.

Sincerely,

/s/ GARY E. WENDLANDT

Gary E. Wendlandt

President

   TABLE OF CONTENTS

   Message from the President                     3
---------------------------------------------------

   Investment and Performance Comparison          4
---------------------------------------------------

   Portfolio Management Discussion and
   Analysis                                       7
---------------------------------------------------

   Portfolio Composition                          8
---------------------------------------------------

   Portfolio of Investments                       9

   Financial Statements                          11
---------------------------------------------------

   Notes to Financial Statements                 16
---------------------------------------------------

   Trustees and Officers                         20
---------------------------------------------------

   MainStay(R) Funds                             22

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

                                                            SIX      ONE     FIVE     SINCE
BENCHMARKS                                                 MONTHS   YEAR    YEARS   INCEPTION
RUSSELL 1000(R) VALUE INDEX(1)                              8.15%   26.26%   1.55%      3.85%
AVERAGE LIPPER MULTI-CAP VALUE FUND(2)                       8.13    27.87    3.14       4.17

 CLASS A SHARES
--------------------------------------------------------------------------------

                          SIX      ONE      FIVE      SINCE
TOTAL RETURNS            MONTHS    YEAR    YEARS    INCEPTION
-------------------------------------------------------------
With sales charges       2.62%    18.37%   -0.38%     2.11%
Excluding sales charges   8.59    25.26      0.75      3.09

                                              (In thousands, with sales charges)

                                                                MAINSTAY RESEARCH VALUE FUND            RUSSELL 1000 VALUE
                                                                ----------------------------            ------------------
6/1/98                                                                     945.00                            1000.00
4/30/99                                                                   1090.00                            1158.00
4/30/00                                                                   1241.00                            1113.00
4/30/01                                                                   1300.00                            1185.00
4/30/02                                                                   1191.00                            1138.00
4/30/03                                                                    903.00                             990.00
4/30/04                                                                   1131.00                            1250.00

                                                 -- MainStay Research Value Fund
                                                     -- Russell 1000 Value Index

 CLASS B SHARES
--------------------------------------------------------------------------------

                          SIX      ONE      FIVE      SINCE
TOTAL RETURNS            MONTHS    YEAR    YEARS    INCEPTION
-------------------------------------------------------------
With sales charges       3.16%    19.35%   -0.34%     2.18%
Excluding sales charges   8.16    24.35      0.02      2.33

                                              (In thousands, with sales charges)

                                                                MAINSTAY RESEARCH VALUE FUND            RUSSELL 1000 VALUE
                                                                ----------------------------            ------------------
6/1/98                                                                    1000.00                            1000.00
4/30/99                                                                   1145.00                            1158.00
4/30/00                                                                   1295.00                            1113.00
4/30/01                                                                   1346.00                            1185.00
4/30/02                                                                   1224.00                            1138.00
4/30/03                                                                    922.00                             990.00
4/30/04                                                                   1136.00                            1250.00

                                                 -- MainStay Research Value Fund
                                                     -- Russell 1000 Value Index

 CLASS C SHARES
--------------------------------------------------------------------------------

                          SIX      ONE      FIVE      SINCE
TOTAL RETURNS            MONTHS    YEAR    YEARS    INCEPTION
-------------------------------------------------------------
With sales charges       7.16%    23.35%    0.02%     2.33%
Excluding sales charges   8.16    24.35      0.02      2.33

                                              (In thousands, with sales charges)

                                                                MAINSTAY RESEARCH VALUE FUND            RUSSELL 1000 VALUE
                                                                ----------------------------            ------------------
6/1/98                                                                    1000.00                            1000.00
4/30/99                                                                   1145.00                            1158.00
4/30/00                                                                   1295.00                            1113.00
4/30/01                                                                   1346.00                            1185.00
4/30/02                                                                   1224.00                            1138.00
4/30/03                                                                    922.00                             990.00
4/30/04                                                                   1146.00                            1250.00

                                                 -- MainStay Research Value Fund
                                                     -- Russell 1000 Value Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $1,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. Performance for Class C shares, first offered 9/1/98, includes the historical performance of Class B shares from inception (6/1/98) through 8/31/98 adjusted to reflect the applicable CDSC for such shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Research Value Fund

1. The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

                                                     www.mainstayfunds.com     5

 $1,000 INVESTED IN MAINSTAY RESEARCH VALUE FUND
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                       ENDING ACCOUNT                          VALUE
                                                        VALUE (BASED                         (BASED ON
                                       BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                        ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                         VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
SHARE CLASS                             11/1/03           4/30/04            PERIOD          EXPENSES)           PERIOD
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES(1)                       $1,000             $1,087             $ 9              $1,042             $ 9
------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES(1)                       $1,000             $1,083             $13              $1,038             $12
------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES(1)                       $1,000             $1,083             $13              $1,038             $12
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).

 6   MainStay Research Value Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Joel Heymsfeld of Mercury Advisors

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKET DURING THE SIX-MONTHS ENDED APRIL 30, 2004?

Continuing strength in the U.S. economy helped the stock market trend upward from November 2003 through February 2004. In March and April 2004, however, the market reversed course, primarily on concerns about inflationary pressures, the possibility of higher interest rates, and military challenges in Iraq.

WHICH ECONOMIC FACTORS HAD A SIGNIFICANT MARKET IMPACT?

Investors reacted positively to strong real gross domestic product growth figures for the third and fourth quarters of 2003 and to the first-quarter 2004 GDP report. Lackluster job growth remained a concern until the release of March figures, which showed a stronger-than-expected nonfarm payroll employment increase of 308,000--the largest increase since April 2000. Job creation reports for January and February were also revised upward. Robust growth in corporate profits may help improve employment data in the months ahead and may contribute to greater capital spending. Recent evidence of a gradual acceleration of inflation, however, was a significant market concern.

WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE DURING THE SEMIANNUAL PERIOD?

Consumer discretionary, consumer staples, and financials were the Fund's top-performing sectors relative to the Russell 1000(R) Value Index.(1) J.C. Penney, Kimberly-Clark, and Allstate were the Fund's best-performing stocks in these sectors, respectively. The Fund's positions in the utilities, materials, and health care sectors produced the greatest drag on relative performance, with FPL Group, Weyerhaeuser, and Bristol-Myers Squibb having the lowest six-month returns of the Fund's holdings in the respective sectors.

WHAT WERE SOME OF THE FUND'S STRONG PERFORMERS DURING THE REPORTING PERIOD?

Multiline retail company J.C. Penney (+44%)(2) provided outstanding results. Other strong performers included Xerox (+27%) and ConocoPhillips (+25%).

WHICH STOCKS UNDERPERFORMED?

Bristol-Myers Squibb, a major pharmaceutical company, declined 15% since the stock's purchase in early February and was the Fund's worst-performing stock during the reporting period. Wyeth, another pharmaceutical company, declined nearly 13%, and computer manufacturer Hewlett-Packard was down 11% for the reporting period.

WERE THERE ANY SIGNIFICANT BUYS OR SELLS DURING THE REPORTING PERIOD?

The Fund made one major sale and one subsequent purchase during the six-month period. In early January, we sold all of the Fund's position in FleetBoston Financial. FleetBoston's shares had risen considerably during the 18 months we owned them. Effective execution of the company's organic growth strategy and Bank of America's acquisition offer were key factors in driving up FleetBoston's share price. While we considered the merits of owning Bank of America stock and were attracted to its relative valuation levels, we decided to sell FleetBoston prior to the acquisition, based on concerns about the integration of the two banks.

In the second week of February, we added Bristol-Myers Squibb to the portfolio. We have a favorable outlook on the health care sector in general and were particularly attracted to the pharmaceutical industry because of its compelling valuations and strong cash-flow generation. Bristol-Myers Squibb has an above-average dividend yield, which we found attractive in the current market environment.

HOW DO THE FUND'S WEIGHTINGS DIFFER FROM THOSE OF ITS BENCHMARK?

Throughout the six-month period, the Fund continued to have a meaningfully underweighted position in the information technology sector relative to the S&P 500(R) Index.(3) We continued to overweight energy, telecommunications, and utilities in the Fund's portfolio. With the addition of Bristol-Myers Squibb, the Fund was modestly overweighted in the health care sector at the end of April 2004. The Fund also had a modestly overweighted position in the industrials sector and slightly underweighted allocations to consumer staples and financials.

Past performance is no guarantee of future results. Investment objectives may not be met, as the underlying investment options are subject to market risk and fluctuations in value.
1. See footnote on page 5 for more information on the Russell 1000(R) Value
   Index.
2. Percentages reflect total returns of Fund holdings in the securities mentioned, including purchases and sales, for the six months ended 4/30/04, or for the portion of the reporting period such securities were held in the Fund, if shorter.
3. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index, and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

                                                     www.mainstayfunds.com     7

WHAT DO YOU ANTICIPATE GOING FORWARD?

Our three-to-five year outlook for the U.S. stock market remains subdued. High valuation levels and rising interest rates may slow the overall progress of equities. We believe that long-term annualized total returns may be in the mid-to-high single-digit range. We will continue to seek opportunities to purchase shares of good companies at significant discounts to what we believe to be fair value. Going forward, we expect to maintain a protective stance in the Fund, with a focus on high-quality, dividend-paying companies with solid balance sheets. We intend to continue to apply our disciplined, intensive approach to fundamental research, as we seek value opportunities in a market where overall valuation levels tend to be historically high.

MainStay Research Value Fund's portfolio manager changed during the reporting period. The Fund is now managed by Joel Heymsfeld.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 PORTFOLIO COMPOSITION AS OF APRIL 30, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                    99.80
Cash and Other Assets (less liabilities)                                          0.20

 8   MainStay Research Value Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2004 UNAUDITED


                                                       SHARES          VALUE
COMMON STOCKS (99.8%)+
----------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.2%)
*Boeing Co. (The)                                      48,753   $  2,081,265
                                                                ------------
COMMERCIAL BANKS (8.8%)
Huntington Bancshares, Inc.                            87,531      1,873,163
Marshall & Ilsley Corp.                                53,685      1,973,998
Wachovia Corp.                                         40,817      1,867,378
                                                                ------------
                                                                   5,714,539
                                                                ------------
COMPUTERS & PERIPHERALS (5.6%)
Hewlett-Packard Co.                                    86,387      1,701,824
International Business Machines Corp.                  22,184      1,955,963
                                                                ------------
                                                                   3,657,787
                                                                ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (6.4%)
*SBC Communications, Inc.                              82,517      2,054,673
*Verizon Communications, Inc.                          56,121      2,118,007
                                                                ------------
                                                                   4,172,680
                                                                ------------
ELECTRIC UTILITIES (2.8%)
FPL Group, Inc.                                        28,603      1,819,723
                                                                ------------

FOOD PRODUCTS (6.5%)
*Archer-Daniels-Midland Co.                           126,629      2,223,605
ConAgra Foods, Inc.                                    70,177      2,027,414
                                                                ------------
                                                                   4,251,019
                                                                ------------
HEALTH CARE EQUIPMENT & SUPPLIES (6.1%)
Baxter International, Inc.                             61,448      1,944,829
Beckman Coulter, Inc.                                  36,572      2,042,181
                                                                ------------
                                                                   3,987,010
                                                                ------------
HOUSEHOLD PRODUCTS (3.2%)
*Kimberly-Clark Corp.                                  31,953      2,091,324
                                                                ------------

INSURANCE (6.1%)
*Allstate Corp. (The)                                  45,881      2,105,938
Hartford Financial Services Group, Inc. (The)          30,656      1,872,468
                                                                ------------
                                                                   3,978,406
                                                                ------------
LEISURE EQUIPMENT & PRODUCTS (2.8%)
Mattel, Inc.                                          106,747      1,810,429
                                                                ------------

MACHINERY (3.0%)
Ingersoll-Rand Co. Class A                             29,733      1,919,265
                                                                ------------


                                                       SHARES          VALUE
MULTILINE RETAIL (3.0%)
J.C. Penney Co., Inc. Holding Co.                      58,128   $  1,968,214
                                                                ------------

MULTI-UTILITIES & UNREGULATED POWER (3.0%)
Energy East Corp.                                      83,120      1,957,476
                                                                ------------

OFFICE ELECTRONICS (3.0%)
Xerox Corp. (a)                                       144,547      1,941,266
                                                                ------------

OIL & GAS (9.6%)
ChevronTexaco Corp.                                    21,588      1,975,302
*ConocoPhillips                                        29,919      2,133,225
*ExxonMobil Corp.                                      49,810      2,119,415
                                                                ------------
                                                                   6,227,942
                                                                ------------
PAPER & FOREST PRODUCTS (2.9%)
Weyerhaeuser Co.                                       32,324      1,913,581
                                                                ------------

PHARMACEUTICALS (11.8%)
Abbott Laboratories                                    45,623      2,008,325
Bristol-Myers Squibb Co.                               70,200      1,762,020
Merck & Co., Inc.                                      43,113      2,026,311
Wyeth                                                  48,991      1,865,087
                                                                ------------
                                                                   7,661,743
                                                                ------------
ROAD & RAIL (5.9%)
*Burlington Northern Santa Fe Corp.                    62,521      2,044,437
Union Pacific Corp.                                    30,357      1,788,938
                                                                ------------
                                                                   3,833,375
                                                                ------------
SPECIALTY RETAIL (3.2%)
*Limited Brands                                       100,261      2,069,387
                                                                ------------

THRIFTS & MORTGAGE FINANCE (2.9%)
Washington Mutual, Inc.                                48,659      1,916,678
                                                                ------------

Total Investments
  (Cost $55,313,993) (b)                                 99.8%    64,973,109(c)
Cash and Other Assets,
  Less Liabilities                                        0.2        110,852
                                                    ---------   ------------
Net Assets                                              100.0%  $ 65,083,961
                                                    =========   ============

+ Percentages indicated are based on Fund net assets.
* Fund's 10 largest holdings. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com     9

(a)  Non-income producing security.
(b)  The cost for federal income tax purposes is $55,332,949.
(c)  At April 30, 2004 net unrealized appreciation was
     $9,640,160, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $11,199,484 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,559,324.

 10   MainStay Research Value Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $55,313,993)                 $ 64,973,109
Receivables:
  Investment securities sold                         424,511
  Dividends                                          159,887
  Fund shares sold                                    66,770
Other assets                                          25,239
                                                ------------
    Total assets                                  65,649,516
                                                ------------
LIABILITIES:
Due to custodian                                     248,047
Payables:
  Fund shares redeemed                               128,421
  Transfer agent                                      61,008
  Manager                                             46,325
  NYLIFE Distributors                                 38,552
  Professional                                        17,564
  Custodian                                            2,069
Accrued expenses                                      23,569
                                                ------------
    Total liabilities                                565,555
                                                ------------
Net assets                                      $ 65,083,961
                                                ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     24,089
  Class B                                             25,324
  Class C                                             13,884
Additional paid-in capital                        69,067,481
Accumulated undistributed net investment
  income                                             131,402
Accumulated net realized loss on investments     (13,837,335)
Net unrealized appreciation on investments         9,659,116
                                                ------------
Net assets                                      $ 65,083,961
                                                ============
CLASS A
Net assets applicable to outstanding shares     $ 25,420,273
                                                ============
Shares of beneficial interest outstanding          2,408,913
                                                ============
Net asset value per share outstanding           $      10.55
Maximum sales charge (5.50% of offering price)          0.61
                                                ------------
Maximum offering price per share outstanding    $      11.16
                                                ============
CLASS B
Net assets applicable to outstanding shares     $ 25,616,761
                                                ============
Shares of beneficial interest outstanding          2,532,428
                                                ============
Net asset value and offering price per share
  outstanding                                   $      10.12
                                                ============
CLASS C
Net assets applicable to outstanding shares     $ 14,046,927
                                                ============
Shares of beneficial interest outstanding          1,388,373
                                                ============
Net asset value and offering price per share
  outstanding                                   $      10.12
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                       $  835,884
  Interest                                               801
                                                  ----------
    Total income                                     836,685
                                                  ----------
EXPENSES:
  Manager                                            280,201
  Transfer agent                                     126,423
  Distribution -- Class B                             95,150
  Distribution -- Class C                             49,550
  Service -- Class A                                  34,178
  Service -- Class B                                  31,717
  Service -- Class C                                  16,517
  Professional                                        17,081
  Registration                                        16,041
  Shareholder communication                           15,171
  Recordkeeping                                       12,646
  Custodian                                            4,046
  Trustees                                             2,950
  Miscellaneous                                       10,202
                                                  ----------
    Total expenses before reimbursement              711,873
Expense reimbursement from Manager                    (6,609)
                                                  ----------
    Net expenses                                     705,264
                                                  ----------
Net investment income                                131,421
                                                  ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                   1,875,602
Net change in unrealized appreciation on
  investments                                      3,157,706
                                                  ----------
Net realized and unrealized gain on investments    5,033,308
                                                  ----------
Net increase in net assets resulting from
  operations                                      $5,164,729
                                                  ==========

 12   MainStay Research Value Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                     2004          2003*           2002
INCREASE (DECREASE)
IN NET ASSETS:
Operations:
 Net investment income
  (loss)                     $    131,421   $    206,240   $    (94,708)
 Net realized gain (loss)
  on investments                1,875,602        298,498    (15,895,812)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                   3,157,706      7,503,492     (1,420,991)
                             ------------------------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    5,164,729      8,008,230    (17,411,511)
                             ------------------------------------------
Dividends and distributions to
 shareholders:
 From net investment income:
   Class A                       (157,049)            --             --
   Class B                        (36,716)            --             --
   Class C                        (18,127)            --             --
 From net realized gain on investments:
   Class A                             --             --        (29,926)
   Class B                             --             --        (33,343)
   Class C                             --             --         (6,670)
                             ------------------------------------------
 Total dividends and
  distributions to
  shareholders                   (211,892)            --        (69,939)
                             ------------------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                      2,824,819      9,081,876      7,500,281
   Class B                      2,874,567      5,478,696      4,990,637
   Class C                      3,862,760      6,757,467      2,164,087

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions:
   Class A                         63,529             --         27,070
   Class B                         25,386             --         27,824
   Class C                          2,998             --          2,853
                             ------------------------------------------
                                9,654,059     21,318,039     14,712,752

                                     2004          2003*           2002

 Cost of shares redeemed:
   Class A                   $ (5,743,916)  $ (5,189,955)  $ (4,983,316)
   Class B                     (2,937,382)    (3,794,299)    (6,310,427)
   Class C                     (1,342,189)    (1,071,349)    (2,460,364)
                             ------------------------------------------
                              (10,023,487)   (10,055,603)   (13,754,107)
    Increase (decrease) in
     net assets derived
     from capital share
     transactions                (369,428)    11,262,436        958,645
                             ------------------------------------------
    Net increase (decrease)
     in net assets              4,583,409     19,270,666    (16,522,805)

NET ASSETS:
Beginning of period            60,500,552     41,229,886     57,752,691
                             ------------------------------------------
End of period                $ 65,083,961   $ 60,500,552   $ 41,229,886
                             ==========================================
Accumulated undistributed
 net investment income at
 end of period               $    131,402   $    211,873   $         --
                             ==========================================

*  The Fund changed its fiscal year end from December 31 to October 31.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                         JANUARY 1,
                                            SIX MONTHS      2003                        CLASS A                          JUNE 1***
                                              ENDED        THROUGH     -----------------------------------------          THROUGH
                                            APRIL 30,    OCTOBER 31,            YEAR ENDED DECEMBER 31,                 DECEMBER 31,
                                              2004*        2003**        2002       2001       2000       1999              1998
Net asset value at beginning of period       $   9.77      $  8.38     $ 11.67    $ 12.56    $ 11.62    $ 10.30           $ 10.00
                                             --------      -------     -------    -------    -------    -------           -------
Net investment income (loss) (a)                 0.04         0.07        0.02       0.01       0.00(b)   (0.03)            (0.07)
Net realized and unrealized gain (loss) on
  investments                                    0.80         1.32       (3.30)     (0.78)      1.70       1.90              0.37
                                             --------      -------     -------    -------    -------    -------           -------
Total from investment operations                 0.84         1.39       (3.28)     (0.77)      1.70       1.87              0.30
                                             --------      -------     -------    -------    -------    -------           -------
Less dividends and distributions:
  From net investment income                    (0.06)          --          --         --         --         --                --
  From net realized gain on investments            --           --       (0.01)     (0.12)     (0.76)     (0.37)               --
  In excess of net realized gain on
    investments                                    --           --          --         --         --      (0.18)               --
                                             --------      -------     -------    -------    -------    -------           -------
Total dividends and distributions to
  shareholders                                  (0.06)          --       (0.01)     (0.12)     (0.76)     (0.55)               --
                                             --------      -------     -------    -------    -------    -------           -------
Net asset value at end of period             $  10.55      $  9.77     $  8.38    $ 11.67    $ 12.56    $ 11.62           $ 10.30
                                             ========      =======     =======    =======    =======    =======           =======
Total investment return (c)                      8.59%       16.59%     (28.07%)    (6.14%)    14.89%     18.35%             3.00%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)                 0.84%+       0.91%+      0.24%      0.05%      0.06%     (0.33%)           (1.48%)+
    Net expenses                                 1.70%+       1.70%+      1.70%      1.74%      1.80%      1.80%             3.15%+
    Expenses (before reimbursement)              1.72%+       1.95%+      1.91%      1.74%      1.89%      2.14%             3.15%+
Portfolio turnover rate                             9%           5%        120%        44%        60%        63%               53%
Net assets at end of period (in 000's)       $ 25,420      $26,172     $18,532    $23,360    $22,619    $13,987           $10,378

                                                         JANUARY 1,
                                            SIX MONTHS      2003                        CLASS C
                                              ENDED        THROUGH     -----------------------------------------
                                            APRIL 30,    OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                              2004*        2003**        2002       2001       2000       1999
Net asset value at beginning of period       $   9.37      $  8.08      $11.34     $12.30     $11.48     $10.25
                                             --------      -------      ------     ------     ------     ------
Net investment income (loss) (a)                 0.00(b)      0.01       (0.05)     (0.08)     (0.08)     (0.09)
Net realized and unrealized gain (loss) on
  investments                                    0.76         1.28       (3.20)     (0.76)      1.66       1.87
                                             --------      -------      ------     ------     ------     ------
Total from investment operations                 0.76         1.29       (3.25)     (0.84)      1.58       1.78
                                             --------      -------      ------     ------     ------     ------
Less dividends and distributions:
  From net investment income                    (0.01)          --          --         --         --         --
  From net realized gain on investments            --           --       (0.01)     (0.12)     (0.76)     (0.37)
  In excess of net realized gain on
    investments                                    --           --          --         --         --      (0.18)
                                             --------      -------      ------     ------     ------     ------
Total dividends and distributions to
  shareholders                                  (0.01)          --       (0.01)     (0.12)     (0.76)     (0.55)
                                             --------      -------      ------     ------     ------     ------
Net asset value at end of period             $  10.12      $  9.37      $ 8.08     $11.34     $12.30     $11.48
                                             ========      =======      ======     ======     ======     ======
Total investment return (c)                      8.16%       15.97%     (28.62%)    (6.84%)    14.03%     17.56%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)                 0.09%+       0.16%+     (0.51%)    (0.70%)    (0.69%)    (1.08%)
    Net expenses                                 2.45%+       2.45%+      2.45%      2.49%      2.55%      2.55%
    Expenses (before reimbursement)              2.47%+       2.70%+      2.66%      2.49%      2.64%      2.89%
Portfolio turnover rate                             9%           5%        120%        44%        60%        63%
Net assets at end of period (in 000's)       $ 25,617      $10,591      $3,737     $5,831     $4,345     $1,146


                                            SEPTEMBER 1****
                                                THROUGH
                                              DECEMBER 31,
                                                  1998
Net asset value at beginning of period           $ 8.30
                                                 ------
Net investment income (loss) (a)                  (0.06)
Net realized and unrealized gain (loss) on
  investments                                      2.01
                                                 ------
Total from investment operations                   1.95
                                                 ------
Less dividends and distributions:
  From net investment income                         --
  From net realized gain on investments              --
  In excess of net realized gain on
    investments                                      --
                                                 ------
Total dividends and distributions to
  shareholders                                       --
                                                 ------
Net asset value at end of period                 $10.25
                                                 ======
Total investment return (c)                       23.49%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)                  (2.23%)+
    Net expenses                                   3.90%+
    Expenses (before reimbursement)                3.90%+
Portfolio turnover rate                              53%
Net assets at end of period (in 000's)           $  138

*     Unaudited.
      The Fund changed its fiscal year end from December 31 to
**    October 31.
***   Commencement of Operations.
****  Class C shares were first offered on September 1, 1998.
+     Annualized.
      Per share data based on average shares outstanding during
(a)   the period.
(b)   Less than one cent per share.
      Total return is calculated exclusive of sales charges and is
(c)   not annualized.

 14   MainStay Research Value Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

             JANUARY 1,
SIX MONTHS      2003                        CLASS B                          JUNE 1***
  ENDED        THROUGH     -----------------------------------------          THROUGH
APRIL 30,    OCTOBER 31,            YEAR ENDED DECEMBER 31,                 DECEMBER 31,
  2004*        2003**        2002       2001       2000       1999              1998
 $   9.37      $  8.08     $ 11.34    $ 12.30    $ 11.48    $ 10.25            $10.00
 --------      -------     -------    -------    -------    -------            ------
     0.00(b)      0.01       (0.05)     (0.08)     (0.08)     (0.09)            (0.10)
     0.76         1.28       (3.20)     (0.76)      1.66       1.87              0.35
 --------      -------     -------    -------    -------    -------            ------
     0.76         1.29       (3.25)     (0.84)      1.58       1.78              0.25
 --------      -------     -------    -------    -------    -------            ------
    (0.01)          --          --         --         --         --                --
       --           --       (0.01)     (0.12)     (0.76)     (0.37)               --
       --           --          --         --         --      (0.18)               --
 --------      -------     -------    -------    -------    -------            ------
    (0.01)          --       (0.01)     (0.12)     (0.76)     (0.55)               --
 --------      -------     -------    -------    -------    -------            ------
 $  10.12      $  9.37     $  8.08    $ 11.34    $ 12.30    $ 11.48            $10.25
 ========      =======     =======    =======    =======    =======            ======
     8.16%       15.97%     (28.62%)    (6.84%)    14.03%     17.56%             2.50%
     0.09%+       0.16%+     (0.51%)    (0.70%)    (0.69%)    (1.08%)           (2.23%)+
     2.45%+       2.45%+      2.45%      2.49%      2.55%      2.55%             3.90%+
     2.47%+       2.70%+      2.66%      2.49%      2.64%      2.89%             3.90%+
        9%           5%        120%        44%        60%        63%               53%
 $ 14,047      $23,738     $18,961    $28,562    $23,087    $10,176            $4,589

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Research Value Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of large-capitalization companies.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plan) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

 16   MainStay Research Value Fund

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Fund Asset Management, L.P., d/b/a Mercury Advisors ("Mercury" or the "Subadvisor") is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.85% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.70%, 2.45% and 2.45% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended April 30, 2004, the Manager earned from the Fund $280,201 and reimbursed the Fund $6,609.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.425% on assets up to $250 million, 0.3825% on assets from $250 million to $500 million and 0.34% on assets in excess of $500 million.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $1,825 for the six months ended April 30, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $442, $19,766 and $1,962, respectively, for the six months ended April 30, 2004.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended April 30, 2004 amounted to $126,423.

(E) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Research Value Fund only pays a portion of the fees identified above.

(F) CAPITAL. At April 30, 2004, New York Life held shares of Class A with a value of $10,713,682. This represents 42.1% of the net assets for Class A and 16.5% of the Fund's total net assets at period end.

(G) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $740 for the six months ended April 30, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next

                                                    www.mainstayfunds.com     17

$80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $12,646 for the six months ended April 30, 2004.

NOTE 4 -- FEDERAL INCOME TAX:

At October 31, 2003, for federal income tax purposes, capital loss carryforwards of $15,693,981 were available, as shown in the table below, to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

     CAPITAL LOSS             AMOUNT
   AVAILABLE THROUGH          (000'S)
         2010                  $3,613
         2011                  12,081
  -----------------------------------------
                              $15,694
  -----------------------------------------

The tax character of distributions paid during the year ended December 31, 2002, shown in the Statement of Changes in Net Assets, was as follows:

                                                      2002
Distributions paid from:
  Ordinary income                                      $--
  Long-term capital gains                           69,939
----------------------------------------------------------
                                                   $69,939
----------------------------------------------------------

NOTE 5 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2004, purchases and sales of securities, other than short-term securities, were $5,894 and $5,712, respectively.
NOTE 6 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2004.

NOTE 7 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                     SIX MONTHS ENDED
                                      APRIL 30, 2004*
                                CLASS A   CLASS B   CLASS C

Shares sold                       274       289       390
-----------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                     6         2        --(a)
-----------------------------------------------------------
                                  280       291       390
-----------------------------------------------------------
Shares redeemed                   548      (293)     (133)
-----------------------------------------------------------
Net increase (decrease)          (268)       (2)      257
-----------------------------------------------------------

                                     JANUARY 1 THROUGH
                                    OCTOBER 31, 2003**
                                CLASS A   CLASS B   CLASS C

Shares sold                      1,063      643       797
-----------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                     --       --        --
-----------------------------------------------------------
                                 1,063      643       797
-----------------------------------------------------------
Shares redeemed                   (597)    (455)     (128)
-----------------------------------------------------------
Net increase                       466      188       669
-----------------------------------------------------------

                                        YEAR ENDED
                                     DECEMBER 31, 2002
                                CLASS A   CLASS B   CLASS C

Shares sold                       731       511       220
-----------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                     3         3        --(a)
-----------------------------------------------------------
                                  734       514       220
-----------------------------------------------------------
Shares redeemed                  (525)     (687)     (272)
-----------------------------------------------------------
Net increase (decrease)           209      (173)      (52)
-----------------------------------------------------------

*  Unaudited.
** The Fund changed its fiscal year end from December 31 to October 31.
(a) Less than one thousand.

 18   MainStay Research Value Fund

NOTE 8 -- OTHER MATTERS:

(A) On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's reports on the Trust's financial statements for the period ended October 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

(B) NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. NYLIM and the MainStay Equity Index Fund are currently seeking to resolve the SEC Staff's concerns regarding these matters, although there can be no assurance at this time as to the outcome of these efforts.

                                                    www.mainstayfunds.com     19

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              55           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Manager, NYLIFE Distributors LLC; Vice
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 portfolios);
                                                 President, Eclipse Funds Inc. (10
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                23           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   23           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           23           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                23           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               23           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

 20   MainStay Research Value Fund

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES*
        MICHAEL H.        Trustee since 2003     Retired. Independent Consultant (1999 to            23           None
        SUTTON(+)                                present) (accounting and capital market
        9/19/40                                  regulation); Consultant, Financial
                                                 Accounting Standards Board (1998 to
                                                 1999); Chief Accountant, United States
                                                 Securities and Exchange Commission (1995
                                                 to 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Trustee since 1994     Advisor (July 2003 to present) and                  23           None
        TRUTANIC                                 Managing Director (2001 to 2003), The
        2/13/52                                  Carlyle Group (private investment firm);
                                                 Chairman and Chief Executive Officer,
                                                 Somerset Group (financial advisory firm);
                                                 Senior Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             36           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.;
                                                 Manager, NYLIFE Distributors LLC;
                                                 Director, New York Life Trust Company.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    61           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Chief Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ROBERT A.         Secretary since 2001   Senior Managing Director, General Counsel           55           None
        ANSELMI                                  and Secretary, New York Life Investment
        10/19/46                                 Management LLC (including predecessor
                                                 advisory organizations); Secretary, New
                                                 York Life Investment Management Holdings
                                                 LLC; Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIFE Distributors LLC;
                                                 Secretary, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds Inc., and Eclipse Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc., (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             55           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 NYLIFE Securities Inc.; Vice
                                                 President-Financial Operations and Chief
                                                 Financial Officer, NYLIFE Distributors
                                                 LLC; Tax Vice President, New York Life
                                                 International, LLC; Tax Vice President,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     + Resigned effective June 11, 2004.

                                                    www.mainstayfunds.com     21

MAINSTAY FUNDS

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Core Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT AUDITORS

KPMG LLP

 22   MainStay Research Value Fund

(NEW YORK LIFE LOGO)

------------------------------------------------
Not FDIC insured.    No bank guarantee.    May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds
(C) 2004 by NYLIFE Distributors LLC. All rights reserved.       SEC File Number:
                                                                       811-04550

NYLIM-A05436         RECYCLE.LOGO                                   MSRV10-06/04

(NEW YORK LIFE LOGO)

                                             MAINSTAY(R)
                                             SMALL CAP GROWTH FUND

                                             The MainStay(R) Funds

                                             Semiannual Report
                                             Unaudited

                                             April 30, 2004

                       This page intentionally left blank

 2   MainStay Small Cap Growth Fund

MESSAGE FROM
THE PRESIDENT

Most domestic and international stock markets advanced during the six months ended April 30, 2004. The U.S. economy generally improved, with real gross domestic product growing at a seasonally adjusted annual rate of 4.1% in the fourth quarter of 2003 and, according to preliminary estimates, rising 4.4% in the first quarter of 2004. Inflation remained relatively modest throughout the reporting period but increased enough to reassure the Federal Reserve that unwanted deflation was no longer a serious concern.

Increases in corporate productivity led to worries that we might be having a "jobless recovery." In early April, however, the release of March employment figures showed a dramatic rise in nonfarm payrolls. Unfortunately, the combination of higher employment and rising inflation suggested that the Federal Reserve might soon move to raise interest rates. Bond markets adjusted to accommodate this perception, with yields rising and prices declining in April. The stock market, which had recorded relatively steady gains since mid-March of 2003, became increasingly volatile from late January through the end of April 2004.

In March and April, bond yields rose to reflect the increasing likelihood of a less-accommodative monetary policy. Since bond prices and yields tend to move in opposite directions, several bond indices recorded negative price performance during the six-month reporting period, but most provided positive total returns.

A weak U.S. dollar helped strengthen the performance of international stocks and was good news for U.S. exporters. The strengthening Japanese economy was greeted as positive news by international investors, but moves to decelerate the rapid economic growth in China were not as favorably received. Several international markets provided double-digit total returns for the six-month reporting period.

On January 1, 2004, the Eclipse Funds were re-branded as MainStay Funds. The change was part of a repositioning initiative at New York Life Investment Management LLC. During the reporting period, some Funds were merged, others liquidated, and still others renamed. The result was a single, robust, and integrated mutual fund family that gives investors a more comprehensive array of alternatives.

At MainStay, each of our Funds seeks to achieve its investment objective through consistent application of an established investment process. Whether the investments you've chosen use quantitative analysis, fundamental research, or a combination of the two, our disciplines remain the same, even when the markets move. We believe that our time-tested investment strategies can help you pursue your long-range goals with confidence. We hope to continue to serve your investment needs for many years to come.

Sincerely,

/s/ GARY E. WENDLANDT

Gary E. Wendlandt

President

   TABLE OF CONTENTS

   Message from the President                     3
---------------------------------------------------

   Investment and Performance Comparison          4
---------------------------------------------------

   Portfolio Management Discussion and
   Analysis                                       7
---------------------------------------------------

   Portfolio Composition                          8
---------------------------------------------------

   Portfolio of Investments                       9

   Financial Statements                          13
---------------------------------------------------

   Notes to Financial Statements                 18
---------------------------------------------------

   Trustees and Officers                         22
---------------------------------------------------

   MainStay(R) Funds                             24

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

                                                             SIX      ONE     FIVE     SINCE
BENCHMARKS                                                  MONTHS    YEAR   YEARS   INCEPTION
RUSSELL 2000(R) GROWTH INDEX(1)                              4.01%   41.57%  -0.44%      0.25%
RUSSELL 2000(R) INDEX(2)                                     6.54    42.01     6.67       4.86
AVERAGE LIPPER SMALL-CAP GROWTH FUND(3)                      1.71    36.74     4.29       3.89

 CLASS A SHARES
--------------------------------------------------------------------------------

                           SIX      ONE     FIVE      SINCE
TOTAL RETURNS             MONTHS    YEAR    YEARS   INCEPTION
-------------------------------------------------------------
With sales charges        -4.24%   25.51%   3.92%     4.68%
Excluding sales charges    1.34    32.81    5.10       5.69

                                              (in thousands, with sales charges)

                                                   MAINSTAY SMALL CAP        RUSSELL 2000 (R) GROWTH
                                                       GROWTH FUND                    INDEX              RUSSELL 2000 (R) INDEX
                                                   ------------------        -----------------------     ----------------------
6/1/98                                                    945.00                     1000.00                     1000.00
4/30/99                                                  1022.00                     1038.00                      959.00
4/30/00                                                  1847.00                     1363.00                     1136.00
4/30/01                                                  1412.00                     1024.00                     1103.00
4/30/02                                                  1313.00                      937.00                     1177.00
4/30/03                                                   987.00                      717.00                      933.00
4/30/04                                                  1311.00                     1015.00                     1324.00

      -- MainStay Small Cap Growth Fund      -- Russell 2000 Growth Index
      -- Russell 2000 Index

 CLASS B SHARES
--------------------------------------------------------------------------------

                           SIX      ONE     FIVE      SINCE
TOTAL RETURNS             MONTHS    YEAR    YEARS   INCEPTION
-------------------------------------------------------------
With sales charges        -3.99%   26.75%   3.96%     4.75%
Excluding sales charges    1.01    31.75    4.30       4.88

                                              (in thousands, with sales charges)

                                                   MAINSTAY SMALL CAP        RUSSELL 2000 (R) GROWTH
                                                       GROWTH FUND                    INDEX              RUSSELL 2000 (R) INDEX
                                                   ------------------        -----------------------     ----------------------
6/1/98                                                   1000.00                     1000.00                     1000.00
4/30/99                                                  1074.00                     1038.00                      959.00
4/30/00                                                  1925.00                     1363.00                     1136.00
4/30/01                                                  1459.00                     1024.00                     1103.00
4/30/02                                                  1348.00                      937.00                     1177.00
4/30/03                                                  1006.00                      717.00                      933.00
4/30/04                                                  1316.00                     1015.00                     1324.00

      -- MainStay Small Cap Growth Fund      -- Russell 2000 Growth Index
      -- Russell 2000 Index

 CLASS C SHARES
--------------------------------------------------------------------------------

                           SIX      ONE     FIVE      SINCE
TOTAL RETURNS             MONTHS    YEAR    YEARS   INCEPTION
-------------------------------------------------------------
With sales charges        0.01%    30.75%   4.30%     4.88%
Excluding sales charges    1.01    31.75    4.30       4.88

                                              (in thousands, with sales charges)

                                                   MAINSTAY SMALL CAP        RUSSELL 2000 (R) GROWTH
                                                       GROWTH FUND                    INDEX              RUSSELL 2000 (R) INDEX
                                                   ------------------        -----------------------     ----------------------
6/1/98                                                   1000.00                     1000.00                     1000.00
4/30/99                                                  1074.00                     1038.00                      959.00
4/30/00                                                  1925.00                     1363.00                     1136.00
4/30/01                                                  1459.00                     1024.00                     1103.00
4/30/02                                                  1348.00                      937.00                     1177.00
4/30/03                                                  1006.00                      717.00                      933.00
4/30/04                                                  1326.00                     1015.00                     1324.00

      -- MainStay Small Cap Growth Fund      -- Russell 2000 Growth Index
      -- Russell 2000 Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $1,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Performance for Class C shares, first offered 9/1/98, includes the historical performance of Class B shares from inception (6/1/98) through 8/31/98 adjusted to reflect the applicable CDSC for such shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Small Cap Growth Fund

1. The Russell 2000(R) Growth Index is an unmanaged index that measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of a the 3,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

                                                     www.mainstayfunds.com     5

 $1,000 INVESTED IN MAINSTAY SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                       ENDING ACCOUNT                          VALUE
                                                        VALUE (BASED                         (BASED ON
                                       BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                        ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                         VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
SHARE CLASS                             11/1/03           4/30/04            PERIOD          EXPENSES)           PERIOD
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES(1)                       $1,000             $1,014             $10              $1,041             $10
------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES(1)                       $1,000             $1,010             $13              $1,037             $13
------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES(1)                       $1,000             $1,010             $13              $1,037             $13
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).

 6   MainStay Small Cap Growth Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Rudolph Carryl and Edmund Spelman of MacKay Shields LLC

WHAT FACTORS AFFECTED THE STOCK MARKET DURING THE SIX MONTHS ENDED APRIL 30,
2004?

The equity markets rose strongly in the final few months of 2003. The rally was fueled by a number of positive economic developments, including strength in production and orders, rising nonfarm productivity, declining unemployment claims, and third quarter GDP growth of more than 8%--the highest rate in almost 20 years. Third-quarter 2003 earnings reports were also generally positive, with many companies exceeding expectations and expressing optimism about their future prospects. Finally, the Federal Reserve reiterated its stance that interest rates could remain low for some time to come.

With many companies reporting strong fourth-quarter earnings, 2004 started on a positive note, but the market leveled off in February and experienced its first significant decline in early March. Continued weak employment trends, terrorist attacks overseas, and uncertainty over the November presidential election contributed to the decline. Stocks rallied late in March only to fall through most of April.

HOW DID YOU POSITION THE FUND'S PORTFOLIO DURING THE REPORTING PERIOD?

Reflecting the positive economic data and strong corporate earnings, the Fund began the period positioned to take advantage of the continuing recovery in the U.S. economy. The Fund was markedly overweighted in consumer discretionary stocks, slightly overweighted in information technology, market weighted in industrials, and underweighted in health care and financials. Although an emphasis on companies that would do well in an economic recovery enhanced results in December 2003, this positioning detracted from absolute and relative performance in 2004, as the equity market turned more defensive and favored energy, health care, and consumer staples stocks.

DID YOU RESPOND TO THE MARKET'S DEFENSIVE TURN?

Yes. Beginning in January of 2004, we gradually increased the Fund's health care weighting and moderately decreased the Fund's weighting in information technology. With the Federal Reserve poised to raise interest rates and with oil prices close to an all-time high, the Fund remained underweighted in the energy and financials sectors.

WHAT AREAS HELPED AND HURT THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

Security selection in the health care sector and an overweighted position in consumer discretionary stocks contributed positively to the Fund's performance. An underweighted position in financials and zero exposure to telecommunication services also enhanced results relative to the benchmark. On the other hand, security selection in consumer discretionary, consumer staples, energy, industrials, and information technology detracted from the Fund's results. The Fund's underweighted positions in consumer staples, energy, health care, and industrials hurt results, as did an overweighted position in information technology.

WHAT WERE SOME OF THE FUND'S STOCK-SPECIFIC SUCCESS STORIES?

A number of holdings in a variety of industries enhanced results during the reporting period. For example, within the health care sector, OSI Pharmaceuticals (+165.2%) and American Pharmaceutical Partners (+73.7%) both advanced on positive clinical-trial developments. In aerospace & defense, FLIR Systems (+50.1%), benefited from strong business performance, while gaming concern Station Casinos (+53.4%) rose as the company posted strong earnings growth from its Las Vegas operations and its Indian casinos in California.

Past performance is no guarantee of future results. Investment objectives may not be met, as the underlying investment options are subject to market risk and fluctuations in value. Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices, than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies.

                                                     www.mainstayfunds.com     7

WHAT WERE SOME EXAMPLES OF STOCKS THAT DETRACTED FROM RESULTS?

Multiline retailer Fred's experienced lackluster sales and declined 50.6%. Wireless telecommunication services company Wireless Facilities (-44.2%) was hurt by disappointing earnings. Health care facility company Odyssey Healthcare (-43.1%) saw its earnings lag because of poor cost control at its hospice operations. Electronic instruments and controls company Advanced Energy Industries (-42.0%) was hurt by the volatility and weakness surrounding semiconductor equipment stocks.

WERE THERE ANY SIGNIFICANT NEW HOLDINGS OR SALES DURING THE PERIOD?

We added Strayer Education, a for-profit education company that is increasing its enrollment numbers on campus and online. Jarden, a rubber and plastics firm, was added to the portfolio because of its attractive valuation and future potential. We also added medical appliance and equipment company dj Orthopedics on the belief that the company's acquisition of a complementary product line will drive earnings growth.

Netscreen Technologies, Advanced PCS, Mid Atlantic Medical Services, and Documentum were all eliminated from the Fund's portfolio as they were acquired by other companies during the period. We also sold Mesa Air Group because of the company's deteriorating business prospects.

WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND HOW DO YOU ANTICIPATE POSITIONING THE PORTFOLIO GOING FORWARD?

In recent months, concern about job growth and unemployment have eased. Nevertheless, the ongoing war in Iraq, the high price of oil, and the specter of rising interest rates all appear to be affecting the market. While continuing to focus on stocks of companies with strong growth prospects, we are also emphasizing areas that we believe are relatively better-protected against demand or cyclical disruptions.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 PORTFOLIO COMPOSITION AS OF APRIL 30, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                    99.0%
Short-Term Investments (collateral from securities lending                       17.8
  is 16.9%)
Liabilities in Excess of Cash and Other Assets                                  -16.8

 8   MainStay Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2004 UNAUDITED


                                                           SHARES          VALUE
COMMON STOCKS (99.0%)+
--------------------------------------------------------------------------------
BIOTECHNOLOGY (4.9%)
Alkermes, Inc. (a)                                        136,400   $  2,091,012
ILEX Oncology, Inc. (a)                                    89,200      2,068,548
Nabi Biopharmaceuticals (a)                                81,800      1,337,430
Neurocrine Biosciences, Inc. (a)                           37,500      2,461,125
OSI Pharmaceuticals, Inc. (a)(b)                           37,300      2,752,367
Telik, Inc. (a)                                            89,600      2,102,912
                                                                    ------------
                                                                      12,813,394
                                                                    ------------
CAPITAL MARKETS (3.2%)
Affiliated Managers Group, Inc. (a)(b)                     58,021      2,825,623
Investors Financial Services Corp. (b)                     63,100      2,452,697
Jefferies Group, Inc.                                      88,700      3,024,670
                                                                    ------------
                                                                       8,302,990
                                                                    ------------
COMMERCIAL BANKS (3.4%)
UCBH Holdings, Inc.                                        78,000      2,887,560
Westcorp                                                   69,900      3,082,590
Wintrust Financial Corp.                                   63,200      3,001,368
                                                                    ------------
                                                                       8,971,518
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES (3.3%)
Corporate Executive Board Co. (The) (b)                    56,087      2,896,894
Kroll, Inc. (a)                                            85,300      2,528,292
Strayer Education, Inc.                                    25,900      3,236,723
                                                                    ------------
                                                                       8,661,909
                                                                    ------------
COMMUNICATIONS EQUIPMENT (3.2%)
Aspect Communications Corp. (a)                           155,900      1,844,297
Avocent Corp. (a)                                          86,173      2,765,292
Inter-Tel, Inc.                                            91,100      2,180,934
Ixia (a)                                                  173,600      1,550,248
                                                                    ------------
                                                                       8,340,771
                                                                    ------------
COMPUTERS & PERIPHERALS (0.9%)
Applied Films Corp. (a)                                   106,300      2,529,940
                                                                    ------------
ELECTRICAL EQUIPMENT (1.2%)
Roper Industries, Inc.                                     66,400      3,223,720
                                                                    ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (6.9%)
*Amphenol Corp. Class A (a)                               106,532      3,367,477
*FLIR Systems, Inc. (a)                                    92,800      4,353,248
Global Imaging Systems, Inc. (a)                           91,700      3,174,654
*ScanSource, Inc. (a)                                      74,800      4,131,204
Trimble Navigation Ltd. (a)                               122,700      3,073,635
                                                                    ------------
                                                                      18,100,218
                                                                    ------------


                                                           SHARES          VALUE
ENERGY EQUIPMENT & SERVICES (1.3%)
Key Energy Services, Inc. (a)                             147,400   $  1,571,284
Superior Energy Services, Inc. (a)                        178,300      1,852,537
                                                                    ------------
                                                                       3,423,821
                                                                    ------------
HEALTH CARE EQUIPMENT & SUPPLIES (6.0%)
Cooper Cos., Inc. (The)                                    52,100      2,813,400
Cytyc Corp. (a)                                           125,900      2,694,260
DJ Orthopedics, Inc. (a)                                   95,400      2,197,062
Integra
  LifeSciences Holdings (a)                                66,200      2,118,400
Nektar Therapeutics (a)                                   104,100      2,108,025
Respironics, Inc. (a)                                      38,200      2,002,062
Wilson Greatbatch Technologies, Inc. (a)                   53,300      1,838,850
                                                                    ------------
                                                                      15,772,059
                                                                    ------------
HEALTH CARE PROVIDERS & SERVICES (6.7%)
*Coventry Health Care, Inc. (a)                            78,750      3,294,900
Henry Schein, Inc. (a)                                     31,900      2,247,993
Molina Healthcare, Inc. (a)                                59,100      2,107,506
Odyssey Healthcare, Inc. (a)(b)                           119,550      2,009,636
PSS World Medical, Inc. (a)                               170,600      1,909,014
Sierra Health Services, Inc. (a)                           56,800      2,110,120
*VCA Antech, Inc. (a)                                      98,300      4,019,487
                                                                    ------------
                                                                      17,698,656
                                                                    ------------
HOTELS, RESTAURANTS & LEISURE (6.6%)
Alliance Gaming Corp. (a)                                  64,400      1,608,068
P.F. Chang's China Bistro, Inc. (a)(b)                     52,884      2,583,912
Panera Bread Co. Class A (a)(b)                            68,300      2,791,421
Scientific Games Corp. Class A (a)                        125,300      2,260,412
Smith & Wollensky Restaurant Group, Inc. (The) (a)        275,356      1,975,404
*Station Casinos, Inc. (b)                                 84,300      3,800,244
WMS Industries, Inc. (a)(b)                                81,400      2,298,736
                                                                    ------------
                                                                      17,318,197
                                                                    ------------
HOUSEHOLD DURABLES (6.7%)
*Harman International Industries, Inc.                     44,100      3,344,985
Hovnanian Enterprises, Inc. Class A (a)                    80,400      2,891,988
Jarden Corp. (a)                                           75,200      2,797,440

+ Percentages indicated are based on Fund net assets.

* Fund's 10 largest holdings. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com     9


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES (CONTINUED)
M.D.C. Holdings, Inc.                                      46,242   $  2,857,293
Ryland Group, Inc. (The)                                   25,000      1,973,750
WCI Communities, Inc. (a)                                  54,400      1,322,464
Yankee Candle Co., Inc. (The) (a)                          94,200      2,550,936
                                                                    ------------
                                                                      17,738,856
                                                                    ------------
INTERNET & CATALOG RETAIL (1.1%)
Netflix, Inc. (a)(b)                                      118,400      2,994,336
                                                                    ------------

INTERNET SOFTWARE & SERVICES (2.3%)
*Digitas, Inc. (a)                                        333,100      3,301,021
RADWARE Ltd. (a)                                          125,800      2,658,154
                                                                    ------------
                                                                       5,959,175
                                                                    ------------
IT SERVICES (0.6%)
BISYS Group, Inc. (The) (a)                               117,354      1,701,633
                                                                    ------------

MACHINERY (4.1%)
Actuant Corp. Class A (a)(b)                               72,200      2,467,796
CLARCOR, Inc.                                              50,200      2,209,804
Cummins, Inc.                                              52,400      3,134,044
Wabash National Corp. (a)                                 117,100      2,975,511
                                                                    ------------
                                                                      10,787,155
                                                                    ------------
MULTILINE RETAIL (0.5%)
Fred's, Inc.                                               66,050      1,226,548
                                                                    ------------

OIL & GAS (1.2%)
Evergreen Resources, Inc. (a)                              77,200      3,098,036
                                                                    ------------

PHARMACEUTICALS (6.5%)
Able Laboratories, Inc. (a)                                57,200      1,101,100
*American Pharmaceutical Partners, Inc. (a)(b)             76,800      3,248,640
AtheroGenics, Inc. (a)                                     62,700      1,480,974
K-V Pharmaceutical Co. Class A (a)                         72,750      1,747,455
Medicines Co. (The) (a)                                    48,100      1,573,351
Medicis Pharmaceutical Corp. Class A                       71,600      3,073,072
MGI Pharma, Inc. (a)                                       39,800      2,460,436
Taro Pharmaceutical Industries Ltd. (a)                    54,300      2,348,475
                                                                    ------------
                                                                      17,033,503
                                                                    ------------


                                                           SHARES          VALUE
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (8.7%)
Advanced Energy Industries, Inc. (a)                      114,200   $  1,512,008
AMIS Holdings, Inc. (a)                                   109,500      1,579,099
ATMI, Inc. (a)(b)                                          89,000      1,965,120
August Technology Corp. (a)                               135,400      1,784,572
Brooks Automation, Inc. (a)                               110,000      1,830,400
Cymer, Inc. (a)                                            70,700      2,260,986
Fairchild Semiconductor International, Inc. (a)           161,400      3,142,458
Integrated Circuit Systems, Inc. (a)(b)                    85,300      2,020,757
MKS Instruments, Inc. (a)                                  98,600      1,895,092
Sigmatel, Inc. (a)                                         96,500      2,359,425
Tessera Technologies, Inc. (a)                            140,100      2,482,572
                                                                    ------------
                                                                      22,832,489
                                                                    ------------
SOFTWARE (6.3%)
Altiris, Inc. (a)                                         117,400      2,970,220
Business Objects S.A. ADR (a)(b)(c)                        94,000      2,061,420
Epicor Software Corp. (a)(b)                              188,600      2,415,966
Manhattan
  Associates, Inc. (a)(b)                                  82,485      2,216,372
MICROS Systems, Inc. (a)                                   53,300      2,338,271
Progress Software Corp. (a)                               114,100      2,339,050
SERENA Software, Inc. (a)                                 131,300      2,333,201
                                                                    ------------
                                                                      16,674,500
                                                                    ------------
SPECIALTY RETAIL (7.7%)
A.C. Moore Arts & Crafts, Inc. (a)(b)                      68,600      1,867,978
Advanced Auto Parts, Inc. (a)                              54,200      2,338,730
Guitar Center, Inc. (a)(b)                                 71,400      2,964,528
*Hibbett Sporting Goods, Inc. (a)                         137,850      3,346,998
Hot Topic, Inc. (a)                                       103,350      2,300,571
PETCO Animal Supplies, Inc. (a)                            78,100      2,293,016
Select Comfort Corp. (a)(b)                               105,300      2,552,472
Sharper Image Corp. (a)                                    86,500      2,643,440
                                                                    ------------
                                                                      20,307,733
                                                                    ------------
TEXTILES, APPAREL & LUXURY GOODS (1.2%)
Fossil, Inc. (a)                                          130,350      3,192,271
                                                                    ------------

THRIFTS & MORTGAGE FINANCE (1.6%)
Commercial Capital Bancorp, Inc. (a)(b)                   132,266      2,335,818
Dime Community Bancshares                                 117,900      2,016,090
                                                                    ------------
                                                                       4,351,908
                                                                    ------------

 10   MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS (2.3%)
Hughes Supply, Inc.                                        57,100   $  3,191,319
MSC Industrial Direct Co., Inc. Class A                   100,900      2,891,794
                                                                    ------------
                                                                       6,083,113
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES (0.6%)
Wireless Facilities, Inc. (a)                             175,100      1,679,209
                                                                    ------------
Total Common Stocks (Cost $199,770,808)                              260,817,658
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
SHORT-TERM INVESTMENTS (17.8%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (0.5%)
UBS Finance Delaware LLC
  1.02%, due 5/3/04                                 $   1,245,000      1,244,929
                                                                    ------------
Total Commercial Paper (Cost $1,244,929)                               1,244,929
                                                                    ------------

                                                           SHARES
INVESTMENT COMPANIES (1.7%)
AIM Institutional Funds Group (d)                       3,451,392      3,451,392
Merrill Lynch Premier Institutional Fund                1,109,387      1,109,387
                                                                    ------------
Total Investment Companies (Cost $4,560,779)                           4,560,779
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
MASTER NOTE (2.3%)
Banc of America Securities LLC
  1.1874%, due 5/3/04 (d)                           $   6,000,000      6,000,000
                                                                    ------------
Total Master Note (Cost $6,000,000)                                    6,000,000
                                                                    ------------
REPURCHASE AGREEMENTS (13.3%)
Banc One Capital Markets, Inc.
  1.180%, dated 4/30/04
  due 5/3/04
  Proceeds at Maturity $5,000,164 (d)
  (Collateralized by Various Bonds with a
  Principal Amount of $5,450,248 and a Market
  Value of $5,100,026)                                  5,000,000      5,000,000

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
REPURCHASE AGREEMENTS (CONTINUED)
Countrywide Securities Corp.
  1.1324%, dated 4/30/04
  due 5/3/04
  Proceeds at Maturity $5,000,157 (d)
  (Collateralized by Various Bonds with a
  Principal Amount of $5,232,032 and a Market
  Value of $5,209,954)                              $   5,000,000   $  5,000,000
Lehman Brothers, Inc.
  1.1124%, dated 4/30/04
  due 5/3/04
  Proceeds at Maturity $12,000,371 (d)
  (Collateralized by Various Bonds with a
  Principal Amount of $15,768,759 and a Market
  Value of $12,596,147)                                12,000,000     12,000,000
Merrill Lynch Pierce Fenner & Smith, Inc.
  1.1424%, dated 4/30/04
  due 5/3/04
  Proceeds at Maturity $10,500,333 (d)
  (Collateralized by Various Bonds with a
  Principal Amount of $10,301,139 and a Market
  Value of $11,025,271)                                10,500,000     10,500,000
Morgan Stanley & Co., Inc.
  1.1124%, dated 4/30/04
  due 5/3/04
  Proceeds at Maturity $2,500,077 (d)
  (Collateralized by Various Bonds with a
  Principal Amount of $3,229,138 and a Market
  Value of $2,620,315)                                  2,500,000      2,500,000
                                                                    ------------
Total Repurchase Agreements (Cost $35,000,000)                        35,000,000
                                                                    ------------
Total Short-Term Investments (Cost $46,805,708)                       46,805,708
                                                                    ------------
Total Investments
  (Cost $246,576,516) (e)                                   116.8%   307,623,366(f)
Liabilities in Excess of
  Cash and Other Assets                                     (16.8)   (44,303,767)
                                                    -------------   ------------
Net Assets                                                  100.0%  $263,319,599
                                                    =============   ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

(a)  Non-income producing security.
(b) Represents security, or a portion thereof, which is out on loan.
(c)  ADR-American Depositary Receipt.
(d) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e) The cost for federal income tax purposes is $248,423,896.
(f)  At April 30, 2004 net unrealized appreciation was
     $59,199,470, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $68,098,393 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $8,898,923.

 12   MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $246,576,516)--including
  $41,316,015 market value of securities
  loaned                                        $307,623,366
Cash                                                   4,358
Receivables:
  Investment securities sold                       4,409,291
  Fund shares sold                                   118,904
  Dividends and interest                              64,670
Other assets                                          29,418
                                                ------------
    Total assets                                 312,250,007
                                                ------------
LIABILITIES:
Securities lending collateral                     44,451,392
Payables:
  Investment securities purchased                  3,365,604
  Transfer agent                                     355,359
  Fund shares redeemed                               239,458
  Manager                                            232,621
  NYLIFE Distributors                                180,533
  Custodian                                            8,733
  Trustees                                             2,498
Accrued expenses                                      94,210
                                                ------------
    Total liabilities                             48,930,408
                                                ------------
Net assets                                      $263,319,599
                                                ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     53,993
  Class B                                            139,419
  Class C                                              6,153
Additional paid-in capital                       395,827,522
Accumulated net investment loss                   (2,948,323)
Accumulated net realized loss on investments    (190,806,015)
Net unrealized appreciation on investments        61,046,850
                                                ------------
Net assets                                      $263,319,599
                                                ============
CLASS A
Net assets applicable to outstanding shares     $ 73,652,147
                                                ============
Shares of beneficial interest outstanding          5,399,290
                                                ============
Net asset value per share outstanding           $      13.64
Maximum sales charge (5.50% of offering price)          0.79
                                                ------------
Maximum offering price per share outstanding    $      14.43
                                                ============
CLASS B
Net assets applicable to outstanding shares     $181,649,558
                                                ============
Shares of beneficial interest outstanding         13,941,861
                                                ============
Net asset value and offering price per share
  outstanding                                   $      13.03
                                                ============
CLASS C
Net assets applicable to outstanding shares     $  8,017,894
                                                ============
Shares of beneficial interest outstanding            615,344
                                                ============
Net asset value and offering price per share
  outstanding                                   $      13.03
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                      $   274,257
  Interest                                             9,451
  Income from securities loaned -- net                69,967
                                                 -----------
    Total income                                     353,675
                                                 -----------
EXPENSES:
  Manager                                          1,353,365
  Transfer agent                                     727,547
  Distribution -- Class B                            702,238
  Distribution -- Class C                             30,818
  Service -- Class A                                  93,989
  Service -- Class B                                 234,079
  Service -- Class C                                  10,273
  Shareholder communication                           41,859
  Professional                                        27,011
  Recordkeeping                                       26,794
  Registration                                        17,629
  Custodian                                           15,942
  Trustees                                             7,847
  Miscellaneous                                       12,607
                                                 -----------
    Total expenses                                 3,301,998
                                                 -----------
Net investment loss                               (2,948,323)
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                  12,082,451
Net change in unrealized appreciation on
  investments                                     (6,334,399)
                                                 -----------
Net realized and unrealized gain on investments    5,748,052
                                                 -----------
Net increase in net assets resulting from
  operations                                     $ 2,799,729
                                                 ===========

 14   MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                   2004           2003*            2002
INCREASE (DECREASE)
IN NET ASSETS:
Operations:
 Net investment loss       $ (2,948,323)  $  (4,211,729)  $  (5,396,905)
 Net realized gain (loss)
  on investments             12,082,451       8,511,432     (49,615,212)
 Net change in unrealized
  appreciation on
  investments                (6,334,399)     60,943,960     (24,193,592)
                           --------------------------------------------
  Net increase (decrease)
    in net assets
    resulting from
    operations                2,799,729      65,243,663     (79,205,709)
                           --------------------------------------------

Capital share transactions:

 Net proceeds from sale of shares:
   Class A                   13,451,947      28,703,693      64,317,186
   Class B                   16,398,008      23,984,882      30,046,744
   Class C                    1,370,501       1,703,227       3,099,852
                           --------------------------------------------
                             31,220,456      54,391,802      97,463,782

 Cost of shares redeemed:
   Class A                  (12,264,849)    (19,106,983)    (62,368,859)
   Class B                  (15,192,773)    (22,189,821)    (37,581,624)
   Class C                   (1,157,753)     (1,113,608)     (2,302,617)
                           --------------------------------------------
                            (28,615,375)    (42,410,412)   (102,253,100)
    Increase (decrease)
     in net assets
     derived from capital
     share transactions       2,605,081      11,981,390      (4,789,318)
                           --------------------------------------------
    Net increase
     (decrease) in net
     assets                   5,404,810      77,225,053     (83,995,027)

NET ASSETS:
Beginning of period         257,914,789     180,689,736     264,684,763
                           --------------------------------------------
End of period              $263,319,599   $ 257,914,789   $ 180,689,736
                           ============================================

Accumulated net
 investment loss at end
 of period                 $ (2,948,323)  $          --   $          --
                           ============================================

*  The Fund changed its fiscal year end from December 31 to October 31.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                         JANUARY 1,
                                            SIX MONTHS      2003                        CLASS A                          JUNE 1***
                                              ENDED        THROUGH     -----------------------------------------          THROUGH
                                            APRIL 30,    OCTOBER 31,            YEAR ENDED DECEMBER 31,                 DECEMBER 31,
                                              2004*        2003**        2002       2001       2000       1999              1998
Net asset value at beginning of period       $ 13.46       $  9.88     $ 13.90    $ 17.11    $ 21.82    $ 10.51           $ 10.00
                                             -------       -------     -------    -------    -------    -------           -------
Net investment loss (a)                        (0.11)        (0.18)      (0.22)     (0.22)     (0.26)     (0.20)            (0.10)
Net realized and unrealized gain (loss) on
  investments                                   0.29          3.76       (3.80)     (2.99)     (4.17)     11.51              0.61
                                             -------       -------     -------    -------    -------    -------           -------
Total from investment operations                0.18          3.58       (4.02)     (3.21)     (4.43)     11.31              0.51
                                             -------       -------     -------    -------    -------    -------           -------
Less distributions:
  From net realized gain on investments           --            --          --         --      (0.28)        --                --
                                             -------       -------     -------    -------    -------    -------           -------
Net asset value at end of period             $ 13.64       $ 13.46     $  9.88    $ 13.90    $ 17.11    $ 21.82           $ 10.51
                                             =======       =======     =======    =======    =======    =======           =======
Total investment return (b)                     1.34%        36.23%     (28.92%)   (18.76%)   (20.24%)   107.61%             5.10%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment loss                        (1.64%)+      (1.93%)+    (1.86%)    (1.56%)    (1.20%)    (1.48%)           (2.12%)+
    Expenses                                    1.90%+        2.12%+      2.07%      1.90%      1.70%      1.91%             2.63% +
Portfolio turnover rate                           24%           69%        132%       111%       122%        86%               32%
Net assets at end of period (in 000's)       $73,652       $71,451     $44,037    $61,197    $99,415    $64,470           $15,319

                                                         JANUARY 1,
                                            SIX MONTHS      2003                        CLASS C
                                              ENDED        THROUGH     -----------------------------------------
                                            APRIL 30,    OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                              2004*        2003**        2002       2001       2000       1999
Net asset value at beginning of period       $  12.90      $ 9.54       $13.51     $16.75     $21.55    $ 10.46
                                             --------      ------       ------     ------     ------    -------
Net investment loss (a)                         (0.16)      (0.24)       (0.30)     (0.32)     (0.42)     (0.29)
Net realized and unrealized gain (loss) on
  investments                                    0.29        3.60        (3.67)     (2.92)     (4.10)     11.38
                                             --------      ------       ------     ------     ------    -------
Total from investment operations                 0.13        3.36        (3.97)     (3.24)     (4.52)     11.09
                                             --------      ------       ------     ------     ------    -------
Less distributions:
  From net realized gain on investments            --          --           --         --      (0.28)        --
                                             --------      ------       ------     ------     ------    -------
Net asset value at end of period             $  13.03      $12.90       $ 9.54     $13.51     $16.75    $ 21.55
                                             ========      ======       ======     ======     ======    =======
Total investment return (b)                      1.01%      35.22%      (29.39%)   (19.34%)   (20.91%)   106.02%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment loss                         (2.39%)+    (2.68%)+     (2.61%)    (2.31%)    (1.95%)    (2.23%)
    Expenses                                     2.65%+      2.87%+       2.82%      2.65%      2.45%      2.66%
Portfolio turnover rate                            24%         69%         132%       111%       122%        86%
Net assets at end of period (in 000's)       $  8,018      $7,734       $5,248     $6,628     $9,843    $ 2,032


                                            SEPTEMBER 1****
                                                THROUGH
                                              DECEMBER 31,
                                                  1998
Net asset value at beginning of period           $ 8.43
                                                 ------
Net investment loss (a)                           (0.09)
Net realized and unrealized gain (loss) on
  investments                                      2.12
                                                 ------
Total from investment operations                   2.03
                                                 ------
Less distributions:
  From net realized gain on investments              --
                                                 ------
Net asset value at end of period                 $10.46
                                                 ======
Total investment return (b)                       24.08%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment loss                           (2.87%)+
    Expenses                                       3.38% +
Portfolio turnover rate                              32%
Net assets at end of period (in 000's)           $    1

 *    Unaudited
 **   The Fund charged its fiscal year end from December 31 to October 31.
***   Commencement of Operations.
****  Class C shares were first offered on September 1, 1998.
 +    Annualized.
(a)   Per share data based on average shares outstanding during the period.
(b)   Total return is calculated exclusive of sales charges and is not annualized.

 16   MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

             JANUARY 1,
SIX MONTHS      2003                        CLASS B                          JUNE 1***
  ENDED        THROUGH     -----------------------------------------          THROUGH
APRIL 30,    OCTOBER 31,            YEAR ENDED DECEMBER 31,                 DECEMBER 31,
  2004*        2003**        2002       2001       2000       1999              1998
 $  12.90     $   9.54     $  13.51   $  16.75   $  21.55   $  10.46          $ 10.00
 --------     --------     --------   --------   --------   --------          -------
    (0.16)       (0.24)       (0.30)     (0.32)     (0.42)     (0.29)           (0.12)
     0.29         3.60        (3.67)     (2.92)     (4.10)     11.38             0.58
 --------     --------     --------   --------   --------   --------          -------
     0.13         3.36        (3.97)     (3.24)     (4.52)     11.09             0.46
 --------     --------     --------   --------   --------   --------          -------
       --           --           --         --      (0.28)        --               --
 --------     --------     --------   --------   --------   --------          -------
 $  13.03     $  12.90     $   9.54   $  13.51   $  16.75   $  21.55          $ 10.46
 ========     ========     ========   ========   ========   ========          =======
     1.01%       35.22%      (29.39%)   (19.34%)   (20.91%)   106.02%            4.60%
    (2.39%)+     (2.68%)+     (2.61%)    (2.31%)    (1.95%)    (2.23%)          (2.87%)+
     2.65%+       2.87%+       2.82%      2.65%      2.45%      2.66%            3.38%+
       24%          69%         132%       111%       122%        86%              32%
 $181,650     $178,730     $131,404   $196,859   $260,999   $130,487          $20,748

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Small Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than large-capitalization companies.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

(B) SECURITIES LENDING. The Fund may lend its securities to broker-dealer and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income, and realized and unrealized gains and losses on investments of the Fund are allocated to separate

 18   MainStay Small Cap Growth Fund
classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. For the six months ended April 30, 2004, the Manager earned from the Fund $1,353,365.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.50% of the average daily net assets of the Fund.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $12,596 for the six months ended April 30, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $1,921, $115,473 and $305, respectively, for the six months ended April 30, 2004.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended April 30, 2004 amounted to $727,547.

(E) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Small Cap Growth Fund only pays a portion of the fees identified above.

                                                    www.mainstayfunds.com     19

(F) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $3,073 for the six months ended April 30, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $26,794 for the six months ended April 30, 2004.
NOTE 4 -- FEDERAL INCOME TAX:
At October 31, 2003, for federal income tax purposes, capital loss carryforwards of $201,041,088 were available, as shown in the table below, to the extent provided by regulations to offset future realized gains of the Fund through the years indicated. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

        CAPITAL LOSS               AMOUNT
      AVAILABLE THROUGH            (000'S)
            2008                   $44,310
            2009                   113,554
            2010                    40,252
            2011                     2,925
  ---------------------------------------------
                                  $201,041
  ---------------------------------------------

NOTE 5 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2004, purchases and sales of securities, other than short-term securities, were $67,930 and $63,552, respectively.

As of April 30, 2004, the Fund had securities on loan with an aggregate market value of $41,316,015. The Fund received $44,451,392 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

NOTE 6 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2004.

NOTE 7 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                     SIX MONTHS ENDED
                                      APRIL 30, 2004*
                                CLASS A   CLASS B   CLASS C

Shares sold                        959     1,218      101
-----------------------------------------------------------
Shares redeemed                   (868)   (1,128)     (85)
-----------------------------------------------------------
Net increase                        91        90       16
-----------------------------------------------------------

                                     JANUARY 1 THROUGH
                                    OCTOBER 31, 2003**
                                CLASS A   CLASS B   CLASS C

Shares sold                      2,592     2,236       156
-----------------------------------------------------------
Shares redeemed                 (1,740)   (2,165)     (107)
-----------------------------------------------------------
Net increase                       852        71        49
-----------------------------------------------------------

                                        YEAR ENDED
                                     DECEMBER 31, 2002
                                CLASS A   CLASS B   CLASS C

Shares sold                      5,195     2,610       266
-----------------------------------------------------------
Shares redeemed                 (5,140)   (3,396)     (206)
-----------------------------------------------------------
Net increase (decrease)             55      (786)       60
-----------------------------------------------------------

*   Unaudited.
**  The Fund changed its fiscal year end from December 31 to October 31.

NOTE 8 -- OTHER MATTERS:

(A) On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's reports on the Trust's financial statements for the period ended October 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor

 20   MainStay Small Cap Growth Fund
independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

(B) NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. NYLIM and the MainStay Equity Index Fund are currently seeking to resolve the SEC Staff's concerns regarding these matters, although there can be no assurance at this time as to the outcome of these efforts.

                                                    www.mainstayfunds.com     21

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              55           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Manager, NYLIFE Distributors LLC; Vice
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 portfolios);
                                                 President, Eclipse Funds Inc. (10
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                23           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   23           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           23           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                23           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               23           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

 22   MainStay Small Cap Growth Fund

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        MICHAEL H.        Trustee since 2003     Retired. Independent Consultant (1999 to            23           None
        SUTTON(+)                                present) (accounting and capital market
        9/19/40                                  regulation); Consultant, Financial
                                                 Accounting Standards Board (1998 to
                                                 1999); Chief Accountant, United States
                                                 Securities and Exchange Commission (1995
                                                 to 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Trustee since 1994     Advisor (July 2003 to present) and                  23           None
        TRUTANIC                                 Managing Director (2001 to 2003), The
        2/13/52                                  Carlyle Group (private investment firm);
                                                 Chairman and Chief Executive Officer,
                                                 Somerset Group (financial advisory firm);
                                                 Senior Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             36           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.;
                                                 Manager, NYLIFE Distributors LLC;
                                                 Director, New York Life Trust Company.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    61           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Chief Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ROBERT A.         Secretary since 2001   Senior Managing Director, General Counsel           55           None
        ANSELMI                                  and Secretary, New York Life Investment
        10/19/46                                 Management LLC (including predecessor
                                                 advisory organizations); Secretary, New
                                                 York Life Investment Management Holdings
                                                 LLC; Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIFE Distributors LLC;
                                                 Secretary, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds Inc., and Eclipse Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc., (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             55           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 NYLIFE Securities Inc.; Vice
                                                 President-Financial Operations and Chief
                                                 Financial Officer, NYLIFE Distributors
                                                 LLC; Tax Vice President, New York Life
                                                 International, LLC; Tax Vice President,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     + Resigned effective June 11, 2004.

                                                    www.mainstayfunds.com     23

MAINSTAY FUNDS

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Core Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT AUDITORS

KPMG LLP

 24   MainStay Small Cap Growth Fund

                       This page intentionally left blank

                       This page intentionally left blank

(NEW YORK LIFE LOGO)

------------------------------------------------
/Not FDIC insured. / No bank guarantee. / May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds
(C) 2004 by NYLIFE Distributors LLC. All rights reserved.       SEC File Number:
                                                                       811-04550

NYLIM-A05478         (RECYCLE LOGO)                                 MSSG10-06/04

(NEW YORK LIFE LOGO)

                                             MAINSTAY(R)
                                             SMALL CAP
                                             VALUE FUND

                                             The MainStay(R) Funds

                                             Semiannual Report
                                             Unaudited

                                             April 30, 2004

                       This page intentionally left blank

 2   MainStay Small Cap Value Fund

MESSAGE FROM
THE PRESIDENT

Most domestic and international stock markets advanced during the six months ended April 30, 2004. The U.S. economy generally improved, with real gross domestic product growing at a seasonally adjusted annual rate of 4.1% in the fourth quarter of 2003 and, according to preliminary estimates, rising 4.4% in the first quarter of 2004. Inflation remained relatively modest throughout the reporting period but increased enough to reassure the Federal Reserve that unwanted deflation was no longer a serious concern.

Increases in corporate productivity led to worries that we might be having a "jobless recovery." In early April, however, the release of March employment figures showed a dramatic rise in nonfarm payrolls. Unfortunately, the combination of higher employment and rising inflation suggested that the Federal Reserve might soon move to raise interest rates. Bond markets adjusted to accommodate this perception, with yields rising and prices declining in April. The stock market, which had recorded relatively steady gains since mid-March of 2003, became increasingly volatile from late January through the end of April 2004.

In March and April, bond yields rose to reflect the increasing likelihood of a less-accommodative monetary policy. Since bond prices and yields tend to move in opposite directions, several bond indices recorded negative price performance during the six-month reporting period, but most provided positive total returns.

A weak U.S. dollar helped strengthen the performance of international stocks and was good news for U.S. exporters. The strengthening Japanese economy was greeted as positive news by international investors, but moves to decelerate the rapid economic growth in China were not as favorably received. Several international markets provided double-digit total returns for the six-month reporting period.

On January 1, 2004, the Eclipse Funds were re-branded as MainStay Funds. The change was part of a repositioning initiative at New York Life Investment Management LLC. During the reporting period, some Funds were merged, others liquidated, and still others renamed. The result was a single, robust, and integrated mutual fund family that gives investors a more comprehensive array of alternatives.

At MainStay, each of our Funds seeks to achieve its investment objective through consistent application of an established investment process. Whether the investments you've chosen use quantitative analysis, fundamental research, or a combination of the two, our disciplines remain the same, even when the markets move. We believe that our time-tested investment strategies can help you pursue your long-range goals with confidence. We hope to continue to serve your investment needs for many years to come.

Sincerely,

/s/ GARY E. WENDLANDT

Gary E. Wendlandt

President

   TABLE OF CONTENTS

   Message from the President                     3
---------------------------------------------------

   Investment and Performance Comparison          4
---------------------------------------------------

   Portfolio Management Discussion and
   Analysis                                       7
---------------------------------------------------

   Portfolio Composition                          8
---------------------------------------------------

   Portfolio of Investments                       9

   Financial Statements                          11
---------------------------------------------------

   Notes to Financial Statements                 16
---------------------------------------------------

   Special Meeting of Shareholders               20
---------------------------------------------------

   Trustees and Officers                         21
---------------------------------------------------

   MainStay(R) Funds                             23

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

                                                              SIX     ONE     FIVE     SINCE
BENCHMARKS                                                   MONTHS   YEAR   YEARS   INCEPTION
RUSSELL 2000(R) VALUE INDEX(1)                                9.09%  42.45%  12.92%      8.40%
AVERAGE LIPPER SMALL-CAP CORE FUND(2)                          8.28  41.93   10.74        6.77

 CLASS A SHARES
--------------------------------------------------------------------------------

                           SIX      ONE      FIVE      SINCE
TOTAL RETURNS             MONTHS    YEAR    YEARS    INCEPTION
--------------------------------------------------------------
With sales charges        4.49%    30.87%   13.72%     9.11%
Excluding sales charges   10.57    38.49    15.01      10.16

                                              (in thousands, with sales charges)

                                                               MAINSTAY SMALL CAP VALUE FUND       RUSSELL 2000 VALUE INDEX (1)
                                                               -----------------------------       ----------------------------
6/1/98                                                                       945                               1000
4/30/99                                                                      833                                878
4/30/00                                                                     1003                                916
4/30/01                                                                     1215                               1139
4/30/02                                                                     1475                               1394
4/30/03                                                                     1210                               1131
4/30/04                                                                     1676                               1612

                                                -- MainStay Small Cap Value Fund
                                                     -- Russell 2000 Value Index

 CLASS B SHARES
--------------------------------------------------------------------------------

                           SIX      ONE      FIVE      SINCE
TOTAL RETURNS             MONTHS    YEAR    YEARS    INCEPTION
--------------------------------------------------------------
With sales charges        5.14%    32.41%   13.90%     9.24%
Excluding sales charges   10.14    37.41    14.14       9.34

                                              (in thousands, with sales charges)

                                                               MAINSTAY SMALL CAP VALUE FUND       RUSSELL 2000 VALUE INDEX (1)
                                                               -----------------------------       ----------------------------
6/1/98                                                                      1000                               1000
4/30/99                                                                      876                                878
4/30/00                                                                     1047                                916
4/30/01                                                                     1258                               1139
4/30/02                                                                     1517                               1394
4/30/03                                                                     1235                               1131
4/30/04                                                                     1687                               1612

                                                -- MainStay Small Cap Value Fund
                                                     -- Russell 2000 Value Index

 CLASS C SHARES
--------------------------------------------------------------------------------

                           SIX      ONE      FIVE      SINCE
TOTAL RETURNS             MONTHS    YEAR    YEARS    INCEPTION
--------------------------------------------------------------
With sales charges        9.14%    36.32%   14.12%     9.33%
Excluding sales charges   10.14    37.32    14.12       9.33

                                              (in thousands, with sales charges)

                                                               MAINSTAY SMALL CAP VALUE FUND       RUSSELL 2000 VALUE INDEX (1)
                                                               -----------------------------       ----------------------------
6/1/98                                                                      1000                               1000
4/30/99                                                                      876                                878
4/30/00                                                                     1047                                916
4/30/01                                                                     1258                               1139
4/30/02                                                                     1517                               1394
4/30/03                                                                     1235                               1131
4/30/04                                                                     1696                               1612

                                                -- MainStay Small Cap Value Fund
                                                     -- Russell 2000 Value Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $1,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. Performance for Class C shares, first offered 9/1/98, includes the historical performance of Class B shares from inception (6/1/98) through 8/31/98 adjusted to reflect the applicable CDSC for such shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Small Cap Value Fund

1. The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

                                                     www.mainstayfunds.com     5

 $1,000 INVESTED IN MAINSTAY SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                        ENDING ACCOUNT                          VALUE
                                                         VALUE (BASED                         (BASED ON
                                        BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                         ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                          VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
 SHARE CLASS                             11/1/03           4/30/04            PERIOD          EXPENSES)           PERIOD
 ------------------------------------------------------------------------------------------------------------------------
 CLASS A SHARES(1)                       $1,000             $1,107             $ 9              $1,041             $ 9
 ------------------------------------------------------------------------------------------------------------------------

 CLASS B SHARES(1)                       $1,000             $1,103             $13              $1,037             $13
 ------------------------------------------------------------------------------------------------------------------------

 CLASS C SHARES(1)                       $1,000             $1,103             $13              $1,037             $13
 ------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).

 6   MainStay Small Cap Value Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Stephen J. Bruno, Timothy G. Dalton, Jr., and Kenneth J. Greiner of Dalton, Greiner, Hartman, Maher & Co.

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKET DURING THE SIX-MONTHS ENDED APRIL 30, 2004?

During the first few months of the reporting period, the stock market continued to see stronger performance from lower-quality stocks--those with no earnings or with negative book value. Equity market leadership did an about face in late January, however, following Federal Reserve statements that suggested a potential increase in interest rates in the near term. At that point, high-quality value-oriented stocks began to outperform.

WHAT FACTORS MOST SIGNIFICANTLY AFFECTED FUND PERFORMANCE DURING THE PERIOD?

As investors once again focused on stock fundamentals, the market's preference returned to the kind of quality companies that fit our investment approach. In late 2003, valuation concerns led us to decrease the Fund's exposure to the information technology sector. This decision aided performance, as information technology stocks generally underperformed in early 2004.

WHAT WERE SOME OF THE FUND'S STRONG PERFORMERS DURING THE REPORTING PERIOD?

Software designer Autodesk (+50.2%)(1) provided outstanding results. Other strong performers included Steiner Leisure (+49%), Option Care (+45%), Charles River Laboratories International (+43%), and Plantronics (+36%).

WHICH STOCKS UNDERPERFORMED?

Benchmark Electronics (-23.9%), a midtier electronic manufacturing supplier, was the Fund's worst-performing stock during the reporting period. Superior Industries International (-17.0%), Electro Scientific Industries (-15.7%), Phototronics (-14.2%), and Learning Tree International (-11.9%) also detracted from the Fund's performance.

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

Yes there were. We initiated positions in ADVO, a leading direct-mail marketing company in the U.S., and in Benchmark Electronics, mentioned above. We also added to several existing Fund positions, including Dress Barn, Option Care, and THQ.

WHAT STOCKS DID THE FUND SELL?

We sold the Fund's position in Autodesk when strong performance lifted the stock to a level we felt was overvalued. Littlefuse, a maker of fuses and circuit protection devices, rebounded nicely, and we sold the stock when we saw little remaining appreciation potential. We sold the Fund's position in Plantronics when valuation concerns prompted us to reduce the portfolio's exposure to cyclical information technology companies. Margin pressures at Superior Industries and deteriorating fundamentals at Too Inc. led us to eliminate these Fund positions.

DID THE FUND CHANGE ITS INDUSTRY GROUP WEIGHTINGS DURING THE REPORTING PERIOD?

The only major change we made was to lower the Fund's weighting in the information technology sector. The Fund's relative sector weightings--over or under the benchmark--were a byproduct of our extensive bottom-up analysis of individual companies. The Fund maintained its significant commitment relative to the Russell 2000(R) Value Index(2) to industrial cyclicals, as we expect this sector to benefit from continued economic growth and strong corporate free cash flow. The financials sector, which we see as vulnerable to rising interest rates, remains underweighted in the Fund relative to the Russell 2000(R) Value Index.

WHAT DO YOU ANTICIPATE GOING FORWARD?

The stock market's significant rise over the past twelve months has, in our view, flattened the playing field to the point where there are few obvious pockets of undervaluation. Most sectors, styles, and capitalizations appear to be at a relative attraction standoff. At the same time, the broad equity market still appears to be reasonably priced, and the strong earnings growth anticipated for this year could result in a price/earnings ratio of about 18 times. We believe this is a fair valuation when compared to current long-term interest rates and probably leaves a bit of cushion for the anticipated uptick in interest rates later in 2004.

Past performance is no guarantee of future results. Investment objectives may not be met, as the underlying investment options are subject to market risk and fluctuations in value. Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies.

1. Percentages reflect total returns of Fund holdings in the securities mentioned, including purchases and sales, for the six months ended April 30, 2004, or for the portion of the reporting period such securities were held in the Fund, if shorter.

2. See footnote on page 5 for information on the Russell 2000(R) Value Index.

                                                     www.mainstayfunds.com     7

We believe that the greatest wildcard is the geopolitical one. The Iraqi quagmire and the increasing threat of terrorist attacks in the U.S. and elsewhere in the free world are tremendous concerns. We believe that further incidents could negatively affect stock prices. To a lesser degree, heightened political-campaign rhetoric in the United States could also result in increased equity market volatility. As the U.S. presidential and congressional election nears and policy lines between the parties are drawn, investors will no doubt begin to react to the polls.

Regardless of market conditions, we have no plans to alter our time-tested, disciplined approach to small-cap investing. We continue to be encouraged by the quality of the Fund's stock holdings and are comfortable with its industry weightings.

At a special meeting held on June 16, 2004, the shareholders of MainStay Small Cap Value Fund approved a New Subadvisory Agreement between the Fund's investment manager, New York Life Investment Management LLC and MacKay Shields LLC to appoint MacKay Shields as the new subadvisor to the Fund effective on or about June 25, 2004. (See "Special Meeting of Shareholders" on page 20.)

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 PORTFOLIO COMPOSITION AS OF APRIL 30, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                    96.7
Short-Term Investment                                                             3.9
Liabilities in Excess of Cash and Other Assets                                   -0.6

 8   MainStay Small Cap Value Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2004 UNAUDITED


                                                        SHARES          VALUE
COMMON STOCKS (96.7%)+
-----------------------------------------------------------------------------
AUTOMOBILES (0.5%)
Coachmen Industries, Inc.                               36,300   $    578,259
                                                                 ------------
BIOTECHNOLOGY (1.6%)
Charles River Laboratories International, Inc. (a)      44,600      2,051,600
                                                                 ------------
BUILDING PRODUCTS (3.3%)
*NCI Building Systems, Inc. (a)                         72,900      2,133,783
Simpson Manufacturing Co., Inc.                         38,000      1,982,080
                                                                 ------------
                                                                    4,115,863
                                                                 ------------
CAPITAL MARKETS (1.2%)
Waddell & Reed Financial, Inc. Class A                  70,400      1,564,992
                                                                 ------------
CHEMICALS (3.3%)
*Arch Chemicals, Inc.                                   80,600      2,354,326
H.B. Fuller Co.                                         64,700      1,772,780
                                                                 ------------
                                                                    4,127,106
                                                                 ------------
COMMERCIAL BANKS (9.6%)
Chemical Financial Corp.                                32,673      1,119,050
*Chittenden Corp.                                       69,700      2,120,274
Cullen/Frost Bankers, Inc.                              38,000      1,645,400
Hudson United Bancorp.                                  50,800      1,815,084
*Local Financial Corp. (a)                             133,800      2,915,502
S&T Bancorp, Inc.                                       29,842        848,408
Westamerica Bancorp.                                    35,400      1,720,440
                                                                 ------------
                                                                   12,184,158
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (6.3%)
Arbitron, Inc. (a)                                      41,600      1,549,600
Banta Corp.                                             39,300      1,748,064
Herman Miller, Inc.                                     75,000      1,971,000
ICON PLC ADR (a)(b)                                     38,300      1,528,170
Learning Tree International, Inc. (a)                   75,955      1,195,532
                                                                 ------------
                                                                    7,992,366
                                                                 ------------
COMMUNICATIONS EQUIPMENT (1.3%)
Plantronics, Inc. (a)                                   44,700      1,696,365
                                                                 ------------
ELECTRICAL EQUIPMENT (3.5%)
Acuity Brands, Inc.                                     81,100      1,984,517
*AMETEK, Inc.                                           90,000      2,385,000
                                                                 ------------
                                                                    4,369,517
                                                                 ------------


                                                        SHARES          VALUE
ELECTRONIC EQUIPMENT & INSTRUMENTS (3.7%)
Benchmark Electronics, Inc. (a)                         46,800   $  1,265,004
Electro Scientific Industries, Inc. (a)                 70,900      1,449,196
Technitrol, Inc. (a)                                    89,800      1,910,046
                                                                 ------------
                                                                    4,624,246
                                                                 ------------
ENERGY EQUIPMENT & SERVICES (2.8%)
Pride International, Inc. (a)                          119,100      2,009,217
Universal Compression Holdings, Inc. (a)                50,300      1,496,928
                                                                 ------------
                                                                    3,506,145
                                                                 ------------
GAS UTILITIES (2.0%)
*UGI Corp.                                              78,000      2,457,000
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (3.7%)
Arrow International, Inc.                               52,900      1,582,768
Orthofix International N.V. (a)                         35,700      1,606,500
Sybron Dental Specialties, Inc. (a)                     49,500      1,447,875
                                                                 ------------
                                                                    4,637,143
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (5.3%)
Option Care, Inc. (a)                                  122,259      1,750,749
*Pharmaceutical Product Development, Inc. (a)           72,900      2,155,653
Priority Healthcare Corp. Class B (a)                   70,700      1,417,535
Renal Care Group, Inc. (a)                              28,800      1,425,024
                                                                 ------------
                                                                    6,748,961
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (3.3%)
Boca Resorts, Inc. Class A (a)                          39,800        696,500
La Quinta Corp. Paired-share (a)(c)                    246,600      1,773,054
Ryan's Family Steak Houses, Inc. (a)                    95,500      1,732,370
                                                                 ------------
                                                                    4,201,924
                                                                 ------------
INSURANCE (4.1%)
AmerUs Group Co.                                        35,500      1,370,300
Reinsurance Group of America, Inc.                      48,800      1,894,416
Scottish Re Group Ltd.                                  89,800      1,964,824
                                                                 ------------
                                                                    5,229,540
                                                                 ------------
IT SERVICES (2.1%)
eFunds Corp. (a)                                       100,163      1,608,618
Forrester Research, Inc. (a)                            60,138      1,042,793
                                                                 ------------
                                                                    2,651,411
                                                                 ------------
LEISURE EQUIPMENT & PRODUCTS (1.2%)
Arctic Cat, Inc.                                        65,600      1,558,000
                                                                 ------------

+ Percentages indicated are based on Fund net assets.
* Fund's 10 largest holdings. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com     9


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
MACHINERY (7.3%)
*Briggs & Stratton Corp.                                39,000   $  2,730,000
CLARCOR, Inc.                                           27,100      1,192,942
Lincoln Electric Holdings, Inc.                         61,600      1,942,248
Thomas Industries, Inc.                                 37,700      1,272,375
Trinity Industries, Inc.                                20,900        633,061
Wabtec Corp.                                            88,300      1,439,290
                                                                 ------------
                                                                    9,209,916
                                                                 ------------
MEDIA (3.1%)
ADVO, Inc.                                              61,800      1,940,520
Journal Communications, Inc. Class A                    14,300        252,538
Mediacom Communications Corp. (a)                      237,200      1,729,188
                                                                 ------------
                                                                    3,922,246
                                                                 ------------
METALS & MINING (1.0%)
United States Steel Corp.                               44,000      1,259,720
                                                                 ------------

OIL & GAS (3.4%)
Cimarex Energy Co. (a)                                  49,800      1,373,982
*Houston Exploration Co. (The) (a)                      65,700      2,939,418
                                                                 ------------
                                                                    4,313,400
                                                                 ------------
PAPER & FOREST PRODUCTS (1.4%)
Wausau-Mosinee Paper Corp.                             126,800      1,779,004
                                                                 ------------

REAL ESTATE (6.1%)
Koger Equity, Inc.                                      57,500      1,204,625
LNR Property Corp.                                      25,900      1,300,698
Macerich Co. (The)                                       9,100        381,017
Post Properties, Inc.                                   62,600      1,683,314
Sun Communities, Inc.                                   41,600      1,453,920
Trammell Crow Co. (a)                                  119,700      1,617,147
                                                                 ------------
                                                                    7,640,721
                                                                 ------------
ROAD & RAIL (2.5%)
Florida East Coast Industries, Inc.                     48,700      1,775,115
USF Corp.                                               40,600      1,349,950
                                                                 ------------
                                                                    3,125,065
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.2%)
Pericom Semiconductor Corp. (a)                        147,383      1,554,890
                                                                 ------------
SOFTWARE (3.8%)
FactSet Research Systems, Inc.                          42,600      1,693,776
Mentor Graphics Corp. (a)                               95,100      1,577,709
THQ, Inc. (a)                                           81,600      1,512,864
                                                                 ------------
                                                                    4,784,349
                                                                 ------------


                                                        SHARES          VALUE
SPECIALTY RETAIL (2.8%)
Dress Barn, Inc. (The) (a)                             118,641   $  1,995,542
Steiner Leisure Ltd. (a)                                77,000      1,565,410
                                                                 ------------
                                                                    3,560,952
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (3.0%)
Tommy Hilfiger Corp. (a)                               102,100      1,592,760
*Warnaco Group, Inc. (The) (a)                         116,545      2,229,506
                                                                 ------------
                                                                    3,822,266
                                                                 ------------
THRIFTS & MORTGAGE FINANCE (2.3%)
Brookline Bancorp, Inc.                                 85,200      1,206,432
NetBank, Inc.                                          159,631      1,722,418
                                                                 ------------
                                                                    2,928,850
                                                                 ------------
Total Common Stocks
  (Cost $100,481,224)                                             122,195,975
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENT (3.9%)
-----------------------------------------------------------------------------
TIME DEPOSIT (3.9%)
Bank of New York Cayman 0.5625%, due 5/3/04         $4,968,000      4,968,000
                                                                 ------------
Total Short-Term Investment
  (Cost $4,968,000)                                                 4,968,000
                                                                 ------------
Total Investments
  (Cost $105,449,224) (d)                                100.6%   127,163,975(e)
Liabilities in Excess of
  Cash and Other Assets                                   (0.6)      (721,991)
                                                    ----------   ------------
Net Assets                                               100.0%  $126,441,984
                                                    ==========   ============

(a)  Non-income producing security.
(b)  ADR -- American Depositary Receipt.
(c)  Paired-share security represents equal ownership of La
     Quinta Properties, Inc. Class B and La Quinta Corp.
(d) The cost for federal income tax purposes is $105,759,214.
(e)  At April 30, 2004 net unrealized appreciation was
     $21,404,761, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $24,981,298 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,576,537.

 10   MainStay Small Cap Value Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $105,449,224)                $127,163,975
Cash                                                   5,187
Receivables:
  Investment securities sold                       5,543,478
  Fund shares sold                                   168,181
  Dividends and interest                             128,295
Other assets                                          25,597
                                                ------------
    Total assets                                 133,034,713
                                                ------------
LIABILITIES:
Payables:
  Investment securities purchased                  5,840,332
  Fund shares redeemed                               420,708
  Manager                                            110,125
  Transfer agent                                      89,772
  NYLIFE Distributors                                 73,786
  Custodian                                            3,701
Accrued expenses                                      54,305
                                                ------------
    Total liabilities                              6,592,729
                                                ------------
Net assets                                      $126,441,984
                                                ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     34,637
  Class B                                             45,171
  Class C                                              6,620
Additional paid-in capital                        95,049,544
Accumulated net investment loss                     (699,859)
Accumulated undistributed net realized gain on
  investments                                     10,291,120
Net unrealized appreciation on investments        21,714,751
                                                ------------
Net assets                                      $126,441,984
                                                ============
CLASS A
Net assets applicable to outstanding shares     $ 52,147,659
                                                ============
Shares of beneficial interest outstanding          3,463,735
                                                ============
Net asset value per share outstanding           $      15.06
Maximum sales charge (5.50% of offering price)          0.88
                                                ------------
Maximum offering price per share outstanding    $      15.94
                                                ============
CLASS B
Net assets applicable to outstanding shares     $ 64,798,367
                                                ============
Shares of beneficial interest outstanding          4,517,139
                                                ============
Net asset value and offering price per share
  outstanding                                   $      14.35
                                                ============
CLASS C
Net assets applicable to outstanding shares     $  9,495,958
                                                ============
Shares of beneficial interest outstanding            662,000
                                                ============
Net asset value and offering price per share
  outstanding                                   $      14.34
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                      $   677,767
  Interest                                            10,058
                                                 -----------
    Total income                                     687,825
                                                 -----------
EXPENSES:
  Manager                                            627,765
  Distribution -- Class B                            241,855
  Distribution -- Class C                             36,447
  Transfer agent                                     219,642
  Service -- Class A                                  64,174
  Service -- Class B                                  80,618
  Service -- Class C                                  12,149
  Shareholder communication                           23,020
  Professional                                        20,257
  Recordkeeping                                       19,540
  Registration                                        15,425
  Custodian                                           11,033
  Trustees                                             4,327
  Miscellaneous                                       11,432
                                                 -----------
    Total expenses                                 1,387,684
                                                 -----------
Net investment loss                                 (699,859)
                                                 -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                  10,526,622
Net change in unrealized appreciation on
  investments                                      2,201,547
                                                 -----------
Net realized and unrealized gain on investments   12,728,169
                                                 -----------
Net increase in net assets resulting from
  operations                                     $12,028,310
                                                 ===========

 12   MainStay Small Cap Value Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                    2004          2003*           2002
INCREASE (DECREASE)
IN NET ASSETS:
Operations:
 Net investment loss        $   (699,859)  $ (1,020,195)  $ (1,430,443)
 Net realized gain on
  investments                 10,526,622      3,713,374        335,025
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                  2,201,547     20,809,133    (15,273,957)
                            ------------------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations             12,028,310     23,502,312    (16,369,375)
                            ------------------------------------------

Distributions to shareholders:

 From net realized gain on investments:
   Class A                    (1,583,442)            --       (556,902)
   Class B                    (2,228,614)            --       (883,671)
   Class C                      (345,458)            --       (157,204)
                            ------------------------------------------
   Total distributions to
    shareholders              (4,157,514)            --     (1,597,777)
                            ------------------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                    12,201,738     10,118,600     19,265,086
   Class B                     3,196,601      4,191,414     10,805,256
   Class C                       217,634        224,629      1,377,359

 Net asset value of shares issued to
  shareholders in reinvestment of
  distributions:
   Class A                     1,183,494             --        416,771
   Class B                     2,052,310             --        817,759
   Class C                       227,162             --        101,963
                            ------------------------------------------
                              19,078,939     14,534,643     32,784,194

 Cost of shares redeemed:
   Class A                    (9,113,870)    (9,899,408)   (22,188,432)
   Class B                    (4,726,577)   (10,045,343)   (15,066,025)
   Class C                    (1,048,053)    (2,130,757)    (2,531,120)
                            ------------------------------------------
                             (14,888,500)   (22,075,508)   (39,785,577)
    Increase (decrease) in
     net assets derived
     from capital share
     transactions              4,190,439     (7,540,865)    (7,001,383)
                            ------------------------------------------
    Net increase
     (decrease) in net
     assets                   12,061,235     15,961,447    (24,968,535)

                                    2004          2003*           2002

NET ASSETS:
Beginning of period         $114,380,749   $ 98,419,302   $123,387,837
                            ------------------------------------------
End of period               $126,441,984   $114,380,749   $ 98,419,302
                            ==========================================

Accumulated net investment
 loss at end of period      $   (699,859)  $         --   $         --
                            ==========================================

*  The Fund changed its fiscal year end from December 31 to October 31.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                         JANUARY 1,
                                            SIX MONTHS      2003                        CLASS A                          JUNE 1***
                                              ENDED        THROUGH     -----------------------------------------          THROUGH
                                            APRIL 30,    OCTOBER 31,            YEAR ENDED DECEMBER 31,                 DECEMBER 31,
                                              2004*        2003**        2002       2001       2000       1999              1998
Net asset value at beginning of period       $ 14.09       $ 11.10     $ 12.84    $ 11.30    $  9.56    $  9.03           $ 10.00
                                             -------       -------     -------    -------    -------    -------           -------
Net investment income (loss) (a)               (0.05)        (0.08)      (0.09)     (0.05)      0.00(b)   (0.03)            (0.06)
Net realized and unrealized gain (loss) on
  investments                                   1.52          3.07       (1.47)      1.79       2.80       0.58             (0.91)
                                             -------       -------     -------    -------    -------    -------           -------
Total from investment operations                1.47          2.99       (1.56)      1.74       2.80       0.55             (0.97)
                                             -------       -------     -------    -------    -------    -------           -------
Less distributions:
  From net realized gain on investments        (0.50)           --       (0.18)     (0.20)     (1.06)     (0.02)               --
                                             -------       -------     -------    -------    -------    -------           -------
Net asset value at end of period             $ 15.06       $ 14.09     $ 11.10    $ 12.84    $ 11.30    $  9.56           $  9.03
                                             =======       =======     =======    =======    =======    =======           =======
Total investment return (c)                    10.57%        26.94%     (12.16%)    15.43%     30.04%      6.11%            (9.70%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)               (0.67%)+      (0.78%)+    (0.74%)    (0.41%)     0.08%     (0.34%)           (1.53%)+
    Net expenses                                1.77%+        1.90%+      1.87%      1.88%      1.90%      1.90%             3.14%+
    Expenses (before reimbursement)             1.77%+        1.94%+      1.87%      1.88%      2.07%      2.21%             3.14%+
Portfolio turnover rate                           26%           41%         46%        46%        69%        42%               24%
Net assets at end of period (in 000's)       $52,148       $44,496     $35,197    $43,761    $27,610    $15,205           $12,339

                                                         JANUARY 1,
                                            SIX MONTHS      2003                        CLASS C
                                              ENDED        THROUGH     -----------------------------------------
                                            APRIL 30,    OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                              2004*        2003**        2002       2001       2000       1999
Net asset value at beginning of period        $13.49       $10.70       $12.48    $ 11.07     $ 9.46     $ 9.00
                                              ------       ------       ------    -------     ------     ------
Net investment loss (a)                        (0.10)       (0.15)       (0.18)     (0.13)     (0.07)     (0.10)
Net realized and unrealized gain (loss) on
  investments                                   1.45         2.94        (1.42)      1.74       2.74       0.58
                                              ------       ------       ------    -------     ------     ------
Total from investment operations                1.35         2.79        (1.60)      1.61       2.67       0.48
                                              ------       ------       ------    -------     ------     ------
Less distributions:
  From net realized gain on investments        (0.50)          --        (0.18)     (0.20)     (1.06)     (0.02)
                                              ------       ------       ------    -------     ------     ------
Net asset value at end of period              $14.34       $13.49       $10.70    $ 12.48     $11.07     $ 9.46
                                              ======       ======       ======    =======     ======     ======
Total investment return (c)                    10.14%       26.07%      (12.83%)    14.57%     28.97%      5.35%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss                        (1.42%)+     (1.53%)+     (1.49%)    (1.16%)    (0.67%)    (1.09%)
    Net expenses                                2.52%+       2.65%+       2.62%      2.63%      2.65%      2.65%
    Expenses (before reimbursement)             2.52%+       2.69%+       2.62%      2.63%      2.82%      2.96%
Portfolio turnover rate                           26%          41%          46%        46%        69%        42%
Net assets at end of period (in 000's)        $9,496       $9,501       $9,403    $12,250     $2,090     $  634


                                            SEPTEMBER 1****
                                                THROUGH
                                             DECEMBER 31,
                                                 1998
Net asset value at beginning of period           $7.49
                                                 -----
Net investment loss (a)                          (0.06)
Net realized and unrealized gain (loss) on
  investments                                     1.57
                                                 -----
Total from investment operations                  1.51
                                                 -----
Less distributions:
  From net realized gain on investments             --
                                                 -----
Net asset value at end of period                 $9.00
                                                 =====
Total investment return (c)                      20.16%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss                          (2.28%)+
    Net expenses                                  3.89%+
    Expenses (before reimbursement)               3.89%+
Portfolio turnover rate                             24%
Net assets at end of period (in 000's)           $ 196

*     Unaudited.
      The Fund changed its fiscal year end from December 31 to
**    October 31.
***   Commencement of Operations.
****  Class C shares were first offered on September 1, 1998.
+     Annualized.
      Per share data based on average shares outstanding during
(a)   the period.
(b)   Less than one cent per share.
      Total return is calculated exclusive of sales charges and is
(c)   not annualized.

 14   MainStay Small Cap Value Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

             JANUARY 1,
SIX MONTHS      2003                        CLASS B                          JUNE 1***
  ENDED        THROUGH     -----------------------------------------          THROUGH
APRIL 30,    OCTOBER 31,            YEAR ENDED DECEMBER 31,                 DECEMBER 31,
  2004*        2003**        2002       2001       2000       1999              1998
 $ 13.50       $ 10.70     $ 12.48    $ 11.07    $  9.46    $  9.00           $ 10.00
 -------       -------     -------    -------    -------    -------           -------
   (0.10)        (0.15)      (0.18)     (0.13)     (0.07)     (0.10)            (0.09)
    1.45          2.95       (1.42)      1.74       2.74       0.58             (0.91)
 -------       -------     -------    -------    -------    -------           -------
    1.35          2.80       (1.60)      1.61       2.67       0.48             (1.00)
 -------       -------     -------    -------    -------    -------           -------
   (0.50)           --       (0.18)     (0.20)     (1.06)     (0.02)               --
 -------       -------     -------    -------    -------    -------           -------
 $ 14.35       $ 13.50     $ 10.70    $ 12.48    $ 11.07    $  9.46           $  9.00
 =======       =======     =======    =======    =======    =======           =======
   10.14%        26.17%     (12.83%)    14.57%     28.97%      5.35%           (10.00%)
   (1.42%)+      (1.53%)+    (1.49%)    (1.16%)    (0.67%)    (1.09%)           (2.28%)+
    2.52%+        2.65%+      2.62%      2.63%      2.65%      2.65%             3.89%+
    2.52%+        2.69%+      2.62%      2.63%      2.82%      2.96%             3.89%+
      26%           41%         46%        46%        69%        42%               24%
 $64,798       $60,384     $53,819    $67,377    $32,777    $15,722           $10,145

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Small Cap Value Fund (the "Fund"), a diversified fund. The Board of Trustees of the Trust approved the closure of the Fund to new investors, effective December 1, 2001. Existing shareholders may continue to invest in the Fund directly, through exchanges, or by reinvesting distributions.

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than large-capitalization companies.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

 16   MainStay Small Cap Value Fund

(F) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Dalton, Greiner, Hartman, Maher & Co. (the "Subadvisor") is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.90%, 2.65% and 2.65% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended April 30, 2004, the Manager earned from the Fund $627,765. It was not necessary for the Manager to reimburse the Fund for expenses for the six months ended April 30, 2004.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.50% of the average daily net assets on assets up to $250 million, 0.45% on assets from $250 million to $500 million and 0.40% on assets in excess of $500 million.

Effective on or about June 25, 2004, NYLIM appointed MacKay Shields LLC as the new Subadvisor to the Fund pursuant to shareholder approval at a meeting held on June 16, 2004 (see "Special Meeting of Shareholders" on page 20).

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC ("the Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $1,803 for the six months ended April 30, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $790, $28,126 and $36, respectively, for the six months ended April 30, 2004.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued for the six months ended April 30, 2004, amounted to $219,642.

(E) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Small Cap Value Fund only pays a portion of the fees identified above.

                                                    www.mainstayfunds.com     17

(F) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $1,438 for the six months ended April 30, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $19,540 for the six months ended April 30, 2004.

NOTE 4 -- FEDERAL INCOME TAX:

The tax character of distributions paid during the year ended December 31, 2002, shown in the Statement of Changes in Net Assets, was as follows:

                                                      2002
Distributions paid from:
  Ordinary Income                                 $854,844
  Long-term Capital Gains                          742,933
----------------------------------------------------------
                                                $1,597,777
----------------------------------------------------------

NOTE 5 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2004, purchases and sales of securities, other than short-term securities, were $31,566 and $35,938, respectively.

NOTE 6 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2004.

NOTE 7 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                     SIX MONTHS ENDED
                                      APRIL 30, 2004*
                                CLASS A   CLASS B   CLASS C

Shares sold                         829       224        15
-----------------------------------------------------------
Shares issued in reinvestment
  of distributions                   82       150        17
-----------------------------------------------------------
                                    911       374        32
-----------------------------------------------------------
Shares redeemed                    (605)     (331)      (74)
-----------------------------------------------------------
Net increase (decrease)             306        43       (42)
-----------------------------------------------------------

                                     JANUARY 1 THROUGH
                                    OCTOBER 31, 2003**
                                CLASS A   CLASS B   CLASS C

Shares sold                         835       366        19
-----------------------------------------------------------
Shares issued in reinvestment
  of distributions                   --        --        --
-----------------------------------------------------------
                                    835       366        19
-----------------------------------------------------------
Shares redeemed                    (847)     (922)     (194)
-----------------------------------------------------------
Net decrease                        (12)     (556)     (175)
-----------------------------------------------------------

                                        YEAR ENDED
                                     DECEMBER 31, 2002
                                CLASS A   CLASS B   CLASS C

Shares sold                       1,552       879       110
-----------------------------------------------------------
Shares issued in reinvestment
  of distributions                   38        77        10
-----------------------------------------------------------
                                  1,590       956       120
-----------------------------------------------------------
Shares redeemed                  (1,827)   (1,326)     (223)
-----------------------------------------------------------
Net decrease                       (237)     (370)     (103)
-----------------------------------------------------------

*   Unaudited.
**  The Fund changed its fiscal year end from December 31 to October 31.

NOTE 8 -- OTHER MATTERS:

(A) On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

 18   MainStay Small Cap Value Fund

The predecessor independent auditor's reports on the Trust's financial statements for the period ended October 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

(B) NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. NYLIM and the MainStay Equity Index Fund are currently seeking to resolve the SEC Staff's concerns regarding these matters, although there can be no assurance at this time as to the outcome of these efforts.

                                                    www.mainstayfunds.com     19

SPECIAL MEETING OF SHAREHOLDERS

At a special meeting held on June 16, 2004, the shareholders of MainStay Small Cap Value Fund (the "Fund") approved a New Subadvisory Agreement between the Fund's investment manager, New York Life Investment Management LLC ("NYLIM") and MacKay Shields LLC ("MacKay Shields") to appoint MacKay Shields as the new subadvisor to the Fund (the "New Subadvisory Agreement") effective on or about June 25, 2004. Dalton, Greiner, Hartman, Maher & Co. ("Dalton Greiner") had been providing advisory services to the Fund since May 31, 1998, most recently pursuant to an Interim Sub-Advisory Agreement between NYLIM and Dalton Greiner (the "Interim Agreement") dated February 6, 2004, as previously approved by the Board. The terms of the New Subadvisory Agreement are substantially similar to those of the Interim Agreement except for the fees payable to MacKay Shields.

In connection with the approval of the New Subadvisory Agreement, NYLIM has agreed to the following terms: (1) contractually reduce the Fund's overall management fee from 1.00% to 0.85% of the Fund's average daily net assets, (2) voluntarily waive that portion of the Fund's management fee in excess of 0.60% of the Fund's average daily net assets for a period of two years following the effective date of the New Subadvisory Agreement and (3) voluntarily reimburse the Fund from its management fee to the extent the Fund's total operating expenses exceed 1.90% of average daily net assets for Class A shares and 2.65% of average daily net assets for Class B and Class C shares. This expense reimbursement may be discontinued at any time without notice.

Under the New Subadvisory Agreement, MacKay Shields will receive one-half of the management fee payable to NYLIM with respect to the Fund, net of management fee waivers, expense limitations and reimbursements.

Shares voted in favor:                4,689,202
Shares voted against:                    52,153
Shares abstaining:                       82,357

This resulted in approval of the proposal.

 20   MainStay Small Cap Value Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              55           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Manager, NYLIFE Distributors LLC; Vice
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 portfolios);
                                                 President, Eclipse Funds Inc. (10
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                23           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   23           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           23           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                23           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               23           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

                                                    www.mainstayfunds.com     21

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        MICHAEL H.        Trustee since 2003     Retired. Independent Consultant (1999 to            23           None
        SUTTON(+)                                present) (accounting and capital market
        9/19/40                                  regulation); Consultant, Financial
                                                 Accounting Standards Board (1998 to
                                                 1999); Chief Accountant, United States
                                                 Securities and Exchange Commission (1995
                                                 to 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Trustee since 1994     Advisor (July 2003 to present) and                  23           None
        TRUTANIC                                 Managing Director (2001 to 2003), The
        2/13/52                                  Carlyle Group (private investment firm);
                                                 Chairman and Chief Executive Officer,
                                                 Somerset Group (financial advisory firm);
                                                 Senior Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             36           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.;
                                                 Manager, NYLIFE Distributors LLC;
                                                 Director, New York Life Trust Company.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    61           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Chief Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ROBERT A.         Secretary since 2001   Senior Managing Director, General Counsel           55           None
        ANSELMI                                  and Secretary, New York Life Investment
        10/19/46                                 Management LLC (including predecessor
                                                 advisory organizations); Secretary, New
                                                 York Life Investment Management Holdings
                                                 LLC; Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIFE Distributors LLC;
                                                 Secretary, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds Inc., and Eclipse Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc., (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             55           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 NYLIFE Securities Inc.; Vice
                                                 President-Financial Operations and Chief
                                                 Financial Officer, NYLIFE Distributors
                                                 LLC; Tax Vice President, New York Life
                                                 International, LLC; Tax Vice President,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     + Resigned effective June 11, 2004.

 22   MainStay Small Cap Value Fund

MAINSTAY FUNDS

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Core Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT AUDITORS

KPMG LLP

                                                    www.mainstayfunds.com     23

(NEW YORK LIFE LOGO)

------------------------------------------------
/Not FDIC insured. / No bank guarantee. / May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com

(C) 2004 by NYLIFE Distributors LLC. All rights reserved.

                                                              The MainStay Funds
                                                      SEC File Number: 811-04550

NYLIM-A05544         (RECYCLE LOGO)                                 MSSV10-06/04

(NEW YORK LIFE LOGO)

                                             MAINSTAY(R)
                                             MAP FUND

                                             The MainStay(R) Funds

                                             Semiannual Report
                                             Unaudited

                                             April 30, 2004

                       This page intentionally left blank

 2   MainStay MAP Fund

MESSAGE FROM
THE PRESIDENT

Most domestic and international stock markets advanced during the six months ended April 30, 2004. The U.S. economy generally improved, with real gross domestic product growing at a seasonally adjusted annual rate of 4.1% in the fourth quarter of 2003 and, according to preliminary estimates, rising 4.4% in the first quarter of 2004. Inflation remained relatively modest throughout the reporting period but increased enough to reassure the Federal Reserve that unwanted deflation was no longer a serious concern.

Increases in corporate productivity led to worries that we might be having a "jobless recovery." In early April, however, the release of March employment figures showed a dramatic rise in nonfarm payrolls. Unfortunately, the combination of higher employment and rising inflation suggested that the Federal Reserve might soon move to raise interest rates. Bond markets adjusted to accommodate this perception, with yields rising and prices declining in April. The stock market, which had recorded relatively steady gains since mid-March of 2003, became increasingly volatile from late January through the end of April 2004.

In March and April, bond yields rose to reflect the increasing likelihood of a less-accommodative monetary policy. Since bond prices and yields tend to move in opposite directions, several bond indices recorded negative price performance during the six-month reporting period, but most provided positive total returns.

A weak U.S. dollar helped strengthen the performance of international stocks and was good news for U.S. exporters. The strengthening Japanese economy was greeted as positive news by international investors, but moves to decelerate the rapid economic growth in China were not as favorably received. Several international markets provided double-digit total returns for the six-month reporting period.

On January 1, 2004, the Eclipse Funds were re-branded as MainStay Funds. The change was part of a repositioning initiative at New York Life Investment Management LLC. During the reporting period, some Funds were merged, others liquidated, and still others renamed. The result was a single, robust, and integrated mutual fund family that gives investors a more comprehensive array of alternatives.

At MainStay, each of our Funds seeks to achieve its investment objective through consistent application of an established investment process. Whether the investments you've chosen use quantitative analysis, fundamental research, or a combination of the two, our disciplines remain the same, even when the markets move. We believe that our time-tested investment strategies can help you pursue your long-range goals with confidence. We hope to continue to serve your investment needs for many years to come.

Sincerely,

/s/ GARY E. WENDLANDT

Gary E. Wendlandt

President

   TABLE OF CONTENTS

   Message from the President                     3
---------------------------------------------------

   Investment and Performance Comparison          4
---------------------------------------------------

   Portfolio Management Discussion and
   Analysis                                       7
---------------------------------------------------

   Portfolio Composition                         10
---------------------------------------------------

   Portfolio of Investments                      11
---------------------------------------------------

   Financial Statements                          17
---------------------------------------------------

   Notes to Financial Statements                 22
---------------------------------------------------

   Trustees and Officers                         27
---------------------------------------------------

   MainStay(R) Funds                             29
---------------------------------------------------

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

                                                              SIX     ONE     FIVE    TEN
BENCHMARKS                                                   MONTHS   YEAR   YEARS   YEARS
RUSSELL MIDCAP(R) INDEX(1)                                    7.25%  35.45%   6.09%  12.58%
S&P 500(R) INDEX(2)                                            6.27  22.88   -2.26   11.36
AVERAGE LIPPER MULTICAP CORE VALUE FUND(3)                     5.73  25.38     1.41  10.29

 CLASS A SHARES
--------------------------------------------------------------------------------

                                   SIX      ONE      SINCE
TOTAL RETURNS                     MONTHS   YEAR    INCEPTION
------------------------------------------------------------
With sales charges                 4.21%   27.71%    6.53%
Excluding sales charges           10.27    35.14     7.77

                                              (in thousands, with sales charges)

                                                    MAINSTAY MAP FUND         RUSSELL MIDCAP INDEX            S&P 500 INDEX
                                                    -----------------         --------------------            -------------
6/8/99                                                    945.00                     1000.00                     1000.00
4/30/00                                                  1093.00                     1149.00                     1114.00
4/30/01                                                  1215.00                     1153.00                      970.00
4/30/02                                                  1186.00                     1145.00                      847.00
4/30/03                                                  1009.00                      983.00                      735.00
4/30/04                                                  1363.00                     1331.00                      903.00

                                                            -- MainStay MAP Fund
                                                         -- Russell Midcap Index
                                                                -- S&P 500 Index

 CLASS B SHARES
--------------------------------------------------------------------------------

                                   SIX      ONE      SINCE
TOTAL RETURNS                     MONTHS   YEAR    INCEPTION
------------------------------------------------------------
With sales charges                 4.87%   29.18%    6.66%
Excluding sales charges            9.87    34.18     6.98

                                              (in thousands, with sales charges)

                                                    MAINSTAY MAP FUND         RUSSELL MIDCAP INDEX            S&P 500 INDEX
                                                    -----------------         --------------------            -------------
6/8/99                                                   1000.00                     1000.00                     1000.00
4/30/00                                                  1150.00                     1149.00                     1114.00
4/30/01                                                  1268.00                     1153.00                      970.00
4/30/02                                                  1229.00                     1145.00                      847.00
4/30/03                                                  1037.00                      983.00                      735.00
4/30/04                                                  1372.00                     1331.00                      903.00

                                                            -- MainStay MAP Fund
                                                         -- Russell Midcap Index
                                                                -- S&P 500 Index

 CLASS C SHARES
--------------------------------------------------------------------------------

                                   SIX      ONE      SINCE
TOTAL RETURNS                     MONTHS   YEAR    INCEPTION
------------------------------------------------------------
With sales charges                 8.87%   33.18%    6.98%
Excluding sales charges            9.87    34.18     6.98

                                              (in thousands, with sales charges)

                                                    MAINSTAY MAP FUND         RUSSELL MIDCAP INDEX            S&P 500 INDEX
                                                    -----------------         --------------------            -------------
6/8/99                                                   1000.00                     1000.00                     1000.00
4/30/00                                                  1150.00                     1149.00                     1114.00
4/30/01                                                  1268.00                     1153.00                      970.00
4/30/02                                                  1229.00                     1145.00                      847.00
4/30/03                                                  1037.00                      983.00                      735.00
4/30/04                                                  1392.00                     1331.00                      903.00

                                                            -- MainStay MAP Fund
                                                         -- Russell Midcap Index
                                                                -- S&P 500 Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $1,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC, and have no annual 12b-1 fee.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay MAP Fund

 CLASS I SHARES
--------------------------------------------------------------------------------

                          SIX      ONE     FIVE     TEN
TOTAL RETURNS            MONTHS    YEAR    YEARS   YEARS
---------------------------------------------------------
With sales charges       10.46%   35.51%   7.35%   14.65%
Excluding sales charges  10.46%   35.51%   8.40%   15.21%

                                              (in thousands, with sales charges)

                                                    MAINSTAY MAP FUND         RUSSELL MIDCAP INDEX            S&P 500 INDEX
                                                    -----------------         --------------------            -------------
04/30/94                                                   953                        1000                        1000
04/30/95                                                  1050                        1123                        1175
04/30/96                                                  1396                        1469                        1530
04/30/97                                                  1717                        1630                        1914
04/30/98                                                  2373                        2298                        2700
04/30/99                                                  2623                        2434                        3289
04/30/00                                                  3114                        2824                        3622
04/30/01                                                  3468                        2832                        3152
04/30/02                                                  3396                        2812                        2754
04/30/03                                                  2896                        2414                        2388
04/30/04                                                  3925                        3270                        2934

                                                            -- MainStay MAP Fund
                                                         -- Russell Midcap Index
                                                                -- S&P 500 Index

 CLASS R1 SHARES
--------------------------------------------------------------------------------

                                 SIX      ONE       SINCE
TOTAL RETURNS                   MONTHS    YEAR    INCEPTION
-----------------------------------------------------------
With sales charges                N/A       N/A       N/A
Excluding sales charges         10.38%   35.35%     7.94%

                                              (in thousands, with sales charges)

                                                    MAINSTAY MAP FUND         RUSSELL MIDCAP INDEX            S&P 500 INDEX
                                                    -----------------         --------------------            -------------
6/8/99                                                    1000                        1000                        1000
4/30/00                                                   1158                        1149                        1114
4/30/01                                                   1289                        1153                         970
4/30/02                                                   1261                        1145                         847
4/30/03                                                   1074                         983                         735
4/30/04                                                   1454                        1331                         903

                                                            -- MainStay MAP Fund
                                                         -- Russell Midcap Index
                                                                -- S&P 500 Index

 CLASS R2 SHARES
--------------------------------------------------------------------------------

                                 SIX      ONE       SINCE
TOTAL RETURNS                   MONTHS    YEAR    INCEPTION
-----------------------------------------------------------
With sales charges                N/A       N/A       N/A
Excluding sales charges         10.24%   34.98%     7.66%

                                              (in thousands, with sales charges)

                                                    MAINSTAY MAP FUND         RUSSELL MIDCAP INDEX            S&P 500 INDEX
                                                    -----------------         --------------------            -------------
6/8/99                                                    1000                        1000                        1000
4/30/00                                                   1156                        1149                        1114
4/30/01                                                   1283                        1153                         970
4/30/02                                                   1252                        1145                         847
4/30/03                                                   1064                         983                         735
4/30/04                                                   1436                        1331                         903

                                                            -- MainStay MAP Fund
                                                         -- Russell Midcap Index
                                                                -- S&P 500 Index

Class R2 shares are sold with no initial sales charge or CDSC, and have an annual 12b-1 fee of .25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. On 6/9/99, MAP-Equity Fund was reorganized as MainStay MAP Fund Class I shares. Performance for MainStay MAP Fund Class I shares, first offered 6/9/99, includes the performance of MAP-Equity Fund from inception (1/21/71) through 6/8/99. Prior to the reorganization, shares of MAP-Equity Fund were subject to a maximum 4.75% sales charge. Performance for Class R1 and Class R2 shares, first offered 1/1/04, includes the historical performance of Class A shares from inception (6/9/99) through 12/31/03 adjusted to reflect the applicable fees and expenses for such shares.

1. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

 $1,000 INVESTED IN MAINSTAY MAP FUND
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                        ENDING ACCOUNT                          VALUE
                                                         VALUE (BASED                         (BASED ON
                                        BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                         ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                          VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
 SHARE CLASS                             11/1/03           4/30/04            PERIOD          EXPENSES)           PERIOD
 ------------------------------------------------------------------------------------------------------------------------
 CLASS A SHARES(1)                       $1,000             $1,103             $ 7              $1,043             $ 7
 ------------------------------------------------------------------------------------------------------------------------
 CLASS B SHARES(1)                       $1,000             $1,100             $11              $1,040             $11
 ------------------------------------------------------------------------------------------------------------------------
 CLASS C SHARES(1)                       $1,000             $1,100             $11              $1,040             $11
 ------------------------------------------------------------------------------------------------------------------------
 CLASS I SHARES(1)                       $1,000             $1,106             $ 5              $1,045             $ 5
 ------------------------------------------------------------------------------------------------------------------------

 CLASS R1 SHARES(2, 3)                   $1,000             $1,018             $ 4              $1,046             $ 4
 ------------------------------------------------------------------------------------------------------------------------

 CLASS R2 SHARES(2, 3)                   $1,000             $1,018             $ 4              $1,046             $ 4
 ------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).
2. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 121 (to reflect the four-month period).
3. Class R1 and Class R2 shares were first offered on January 1, 2004. Expenses paid during the period reflect ongoing costs for the four-month period ending April 30, 2004. Had Class R1 and Class R2 shares been offered for the six months ended April 30, 2004, based on a hypothetical 5% return, expenses paid during the period would be $6 and $6, respectively, and the ending account values would be $1,044 and $1,044, respectively.

 6   MainStay MAP Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Roger Lob, Christopher Mullarkey, and Michael J. Mullarkey of Markston International, LLC, and by portfolio managers Mark G. DeFranco and Brian M. Gillott of Jennison Associates LLC

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKET DURING THE SIX-MONTHS ENDED APRIL 30, 2004?

Markston International: In our annual report, we commented on the broadly based stock-market gains that occurred from mid-March through the end of October 2003. We attributed this performance to the massive economic stimulus brought on by lower interest rates and the start of the Iraqi war. For the six-month period ended April 30, 2004, we would characterize the equity markets as transitioning away from the low-quality, high-priced stocks that led the Nasdaq rally during 2003 toward a more sober economic climate laden with geopolitical risks. Furthermore, the rapid increase in commodity prices, evidenced by significant increases in oil, steel, coal, lumber, and soybean prices, created a choppy, directionless stock market. The outcome has been a significant rise in world commodity prices. While the U.S. economy experienced a rise in industrial production because of a weakened U.S. dollar, we believe that the stock market will continue to weigh the negative effect of these increasing commodity prices on future corporate profitability.

Jennison Associates: As 2004 began, the stock market was in the midst of a rally, as most economies around the world appeared to be on the upswing. Of particular note was the rapid acceleration of China's economic growth, which carried the manufacturing sector out of its doldrums. The U.S. Federal Reserve's subtle shift in monetary policy over the six-month period also influenced the stock market. While maintaining its accommodative stance, the Federal Reserve changed from a bias focused on possible deflation toward one indicating that higher interest rates may be nearing.

WHAT FACTORS MOST SIGNIFICANTLY AFFECTED FUND PERFORMANCE DURING THE PERIOD?

Markston International: Primarily because of effective stock selection, the portion of the Fund's portfolio that we manage strongly outperformed the S&P 500(R) Index(1) for the reporting period. We correctly anticipated a stock market that would favor well-capitalized, lower-beta companies. We prudently shifted money into these types of stocks after determining that they met our ownership criteria. The portion of the portfolio we manage also increased its positions in energy stocks, which proved to be a timely investment that accurately anticipated the effects of rising oil prices.

Jennison Associates: For the six-months ended April 30, 2004, the portion of the Fund's portfolio that we manage solidly outperformed the S&P 500(R) Index. The last months of 2003 were tough for many bottom-up stock-pickers, as the liquidity-driven market rally tended to overwhelm individual stock successes. Fortunately, however, we were able to find quite a few winners for our portion of the portfolio, keeping our outperformance trend intact. On a relative basis, the majority of sectors in which we were invested outperformed the S&P 500(R) Index. Our holdings in the energy, materials and media sectors made the greatest positive contribution to performance in the portion of the portfolio that we manage. The only positions that detracted from performance in our portion of the portfolio were in the telecommunications services, consumer staples, and financials sectors.

WHAT WERE SOME OF THE FUND'S STRONG PERFORMERS DURING THE REPORTING PERIOD?

Markston International: In the portion of the Fund we manage, Danielson Holding (+597%),(2) a holding company, was the Fund's top performer during the semiannual period. Other outstanding stocks in our portion of the Fund included Sprint (PCS Group) (+105%), which rose after it was acquired by Sprint; AT&T Wireless Services (+90%), which jumped after the company agreed to be acquired by Cingular Wireless; and Sunlink Health Systems (+84%), which benefited from an unsolicited takeover bid. Korn/ Ferry International (+71.4%) rose when the search agency returned to profitability prior to analysts' expectations.

Jennison Associates: Three energy equipment & services stocks--Transocean, Halliburton, and Schlumberger--all reported better than expected earnings and benefited from the bullish market for names actively involved in supporting the search for new energy resources. Arch Coal advanced on declining stockpiles and heightened awareness of long-term underinvestment in new mines. Paper company Boise Cascade also contributed positively to the Fund's performance.

Past performance is no guarantee of future results. Investment objectives may not be met, as the underlying investment options are subject to market risk and fluctuations in value.
1. See footnote on page 5 for more information about the S&P 500(R) Index.
2. For Markston International, performance percentages reflect price performance of the securities mentioned for the six months ended April 30, 2004, or for the portion of the reporting period shares were held in the Fund, if shorter. Performance percentages do not reflect the impact of dividends received, if any. Due to purchases and sales, the performance of Fund holdings may differ from that of the securities themselves.

                                                     www.mainstayfunds.com     7

WHICH STOCKS UNDERPERFORMED DURING THE REPORTING PERIOD?

Markston International: Enterasys Networks (-46%), a networking solutions provider in the communications equipment industry, was a weak performer in our portion of the Fund. Several of the other poor performers in our portion of the Fund could also be found in the communications equipment industry, including Remec (-45%) and Finisar (-43%). Xoma (-43%) fell when an FDA-approved psoriasis drug failed to meet its endpoints for psoriatic arthritis in a phase II trial. Sigma Designs (-32%) fell partly in anticipation of its removal from the Russell 2000(R) Index.

Jennison Associates: Nortel Networks fell when all of the company's senior management was removed because of accounting irregularities. Harmony Gold Mining suffered when margins tightened and gold prices retraced some of their recent gains. AMR was hurt by rising fuel costs. Westwood One dropped on concerns about advertising spending. Rowan, a driller in the Gulf of Mexico, lagged international and deep-water drillers during the reporting period.

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

Markston International: We initiated positions in utility company Duke Energy and financial company American Express. We like Duke Energy's management, recent insider buying, and the fact that the new CEO has agreed to be paid solely in stock. American Express increased the Fund's exposure to larger, high-quality companies. The purchase was predicated on insider buying, difficulties in the Visa franchise, and an anticipated credit-card distribution deal with Industrial & Commercial Bank of China. We also increased our existing position in insurance company MetLife, based on a combination of reinvigorated management, cost cutting, stock repurchases, a low relative valuation, and the prospect for additional capital from sales of appreciated real estate. During the period, we added to our positions in oil & gas exploration and production companies, Anadarko Petroleum, Devon Energy, and Unocal to benefit from increasing demand while energy prices were rising.

Jennison Associates: We continued to build the portion of the Fund's portfolio that we manage using a bottom-up approach, choosing one stock at a time. We seek to identify catalysts that may help a company effectively realize the full market value of its stock. During the reporting period, we added to the Fund's position in DIRECTV, as we expected new management from News Corp. to drive greater subscriber growth and profitability in this media company. Based primarily on increasingly attractive fundamentals, we also initiated positions in Westwood One, National-Oil-Well, Merck, and Brinker International.

WHAT STOCKS DID THE FUND SELL?

Markston International: We sold stocks during the period both to lower the beta, or relative volatility, of the portion of the portfolio we manage and for security-specific reasons. We reduced the Fund's position in Yahoo! to take profits when we saw increased insider selling and the stock, which we originally bought at or near book value, was approaching 20 times revenues. The sale also helped lower the beta of our portion of the Fund. We reduced the Fund's position in MedImmune after a disappointing Flumist product launch. We eliminated the Fund's positions in Agilent Technologies and Louisiana-Pacific when they reached our price targets.

Jennison Associates: As determined by our stringent risk/reward criteria, we eliminated the Fund's positions in Fisher Scientific International, Halliburton, IMC Global, Nordstrom, and Hewitt Associates. In each of these cases, the sale of these shares had a positive effect on the Fund's semiannual performance.

DID THE FUND CHANGE ITS INDUSTRY GROUP WEIGHTINGS?

Markston International: We increased the Fund's exposure to select oil & gas companies because we felt the rise in oil prices would favor U.S.-based exploration and production companies with significant experience in finding oil and gas reserves in North America and other parts of the world. We reduced the Fund's exposure to information technology and biotechnology stocks to lower the beta of the portfolio.

Jennison Associates: Any changes in the Fund's weightings are a consequence of our bottom-up stock selection process and do not reflect a "sector bet" on the part of our management team. As indicated, our risk/reward discipline also led us to take profits during the reporting period in many strong performers in our portion of the portfolio. That said, relative to the S&P 500(R) Index, we increased the Fund's overweighted position in consumer discretionary stocks from the end of October 2003 to the end of April 2004. We increased the Fund's underweighted position in health care stocks. Both of these changes had a positive effect on the Fund's performance. A decrease in the Fund's underweighted position in financials had a marginally negative effect on six-month performance in our portion of the Fund's portfolio.

 8   MainStay MAP Fund

HOW DO THE FUND'S WEIGHTINGS DIFFER FROM THOSE OF ITS BENCHMARK?

Markston International: As of April 30, 2004, the portion of the portfolio we manage was over-weighted relative to the S&P 500(R) Index in the energy, utilities, materials and industrial sectors. At the end of the reporting period, our portion of the Fund was underweighted relative to the S&P 500(R) Index in the consumer staples, consumer discretionary and information technology sector.

Jennison Associates: As of April 30, 2004, the portion of the portfolio we manage was over-weighted relative to the S&P 500(R) Index in the energy, materials, and consumer discretionary sectors. At the end of the reporting period, the Fund was underweighted in the consumer staples, financials, and health care sectors. The overweighted position in energy helped Fund performance, as did stock selection in materials, consumer discretionary, and health care. The underweighted position in consumer staples, however, detracted from the Fund's relative performance as did both stock selection and sector allocation in financials.

WHAT DO YOU ANTICIPATE GOING FORWARD?

Markston International: Overall, we remain concerned with the competitive position of the U.S. vis-a-vis lower-cost, less-regulated, developing industrial nations such as China, Brazil, and India. While U.S. corporate profits have been strong, the stock market's inability to maintain new highs suggests the run-up in equity prices has discounted the economic stimulus. The scenario now facing our nation makes us tentative, since it combines higher domestic interest rates and higher commodity prices with the potential for a slowdown in the Chinese economy. The U.S. economy experienced a rise in industrial production because of a weakened U.S. dollar. Even so, we believe that the stock market will continue to weigh the negative effect of higher commodity prices on future corporate profitability. The days of the Federal Reserve's highly accommodative policy appear to be numbered, and we expect future stock-market returns to be more challenging. We remain concerned with the continued threat of terrorism in light of our country's ongoing involvement in Iraq. Based on this view, we remain committed to our disciplined approach of picking individual stocks and believe that investors should invest with only those managers who have a long-term track record, as we do, of beating the S&P 500(R) over different economic cycles.

Jennison Associates: We believe the strong liquidity-driven rally in the equity market is largely behind us. Money-supply growth is already slowing to more historically normal levels, and it may not take long before the Federal Reserve moves to increase interest rates. Overall equity-market valuations, in our opinion, are not likely to expand in this rising interest rate environment, but strong earnings growth should keep the U.S. stock market in positive territory. Indeed, we believe company-specific events and earnings cycles will be key drivers for stocks in 2004. In our view, this is a favorable environment for our opportunistic stock-picking style.

We think that energy, materials, and media, where our portion of the Fund was overweighted at the end of the semiannual period, will continue to be important contributors through the remainder of 2004. Incremental Chinese demand and the global economic recovery should enable the energy sector to continue its strong performance. In the materials sector, the paper industry has made progress in improving its prospects through capacity reduction. At the same time, we are vigilantly monitoring the synchronized global economic recovery for any signs of a possible "hiccup" in the Chinese demand-led story, which could lead to a pause in the recovery and impact both the basic materials and natural resources areas. In the middle to latter half of 2004, media companies could see a surge in advertising rates, as incremental Olympic and political advertising enter an already tight market.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                     www.mainstayfunds.com     9

 PORTFOLIO COMPOSITION AS OF APRIL 30, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                      93
Short-Term Investments                                                            4.3
Cash and Other Assets (less liabilities)                                          1.5
Convertible Bonds                                                                 0.7
Corporate Bonds                                                                   0.5

 10   MainStay MAP Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2004 UNAUDITED


                                                           SHARES           VALUE
COMMON STOCKS (93.0%)+
---------------------------------------------------------------------------------
AEROSPACE & DEFENSE (4.7%)
Aviall, Inc. (a)                                            5,550   $      91,852
Boeing Co. (The)                                           54,000       2,305,260
GenCorp., Inc.                                             20,100         213,261
Goodrich Corp.                                             88,200       2,539,278
Honeywell International, Inc.                              86,000       2,973,880
Innovative Solutions & Support, Inc. (a)                    7,200         124,344
Lockheed Martin Corp.                                     138,295       6,596,672
*Northrop Grumman Corp.                                   177,439      17,610,821
Orbital Sciences Corp. (a)                                114,800       1,478,624
Raytheon Co.                                              173,600       5,600,336
Teledyne Technologies, Inc. (a)                           108,550       2,060,279
United Industrial Corp.                                     3,950          81,133
                                                                    -------------
                                                                       41,675,740
                                                                    -------------
AIR FREIGHT & LOGISTICS (0.1%)
Danielson Holding Corp. (a)                                79,890         774,134
                                                                    -------------

AIRLINES (0.8%)
AMR Corp. (a)                                             422,000       4,789,700
Southwest Airlines Co.                                    165,700       2,366,196
                                                                    -------------
                                                                        7,155,896
                                                                    -------------
AUTO COMPONENTS (0.1%)
Goodyear Tire & Rubber Co. (The) (a)                       95,650         833,112
                                                                    -------------

BEVERAGES (0.3%)
Coca-Cola Co. (The)                                        25,100       1,269,307
PepsiCo, Inc.                                              25,041       1,364,484
                                                                    -------------
                                                                        2,633,791
                                                                    -------------
BIOTECHNOLOGY (3.7%)
Amylin Pharmaceuticals, Inc. (a)                          119,252       2,671,245
Cell Therapeutics, Inc. (a)                                16,100         137,011
Chiron Corp. (a)                                           64,200       2,978,880
Enzon Pharmaceuticals, Inc. (a)                            50,925         738,922
Enzo Biochem, Inc. (a)                                     13,600         197,880
Gen-Probe, Inc. (a)                                        26,868         895,779
*Genentech, Inc. (a)                                      129,350      15,884,180
Genta, Inc. (a)                                           115,010         986,786
MedImmune, Inc. (a)                                       332,927       8,070,150
XOMA Ltd. (a)                                              74,925         321,428
                                                                    -------------
                                                                       32,882,261
                                                                    -------------
CAPITAL MARKETS (4.2%)
Ameritrade Holding Corp. (a)                                9,200         112,608
Bank of New York Co., Inc. (The)                          212,700       6,198,078
Eaton Vance Corp.                                         129,300       4,720,743


                                                           SHARES           VALUE
Janus Capital Group, Inc.                                 331,200   $   5,034,240
Jefferies Group, Inc.                                      78,100       2,663,210
Knight Trading Group, Inc. (a)                             12,900         149,898
Mellon Financial Corp.                                    207,400       6,147,336
National Financial Partners Corp.                         141,500       4,421,875
Northern Trust Corp.                                       28,955       1,224,217
State Street Corp.                                         90,800       4,431,040
Waddell & Reed Financial, Inc. Class A                     90,300       2,007,369
                                                                    -------------
                                                                       37,110,614
                                                                    -------------
CHEMICALS (4.5%)
Cambrex Corp.                                             129,256       3,195,208
E.I. du Pont de Nemours & Co.                             240,100      10,312,295
Eastman Chemical Co.                                       13,250         564,053
Great Lakes Chemical Corp.                                258,103       6,483,547
*Monsanto Co.                                             393,207      13,601,030
Olin Corp.                                                300,600       5,191,362
                                                                    -------------
                                                                       39,347,495
                                                                    -------------
COMMERCIAL BANKS (2.6%)
Bank One Corp.                                            157,500       7,775,775
Popular, Inc.                                             199,828       8,392,776
Southwest Bancorp. of Texas, Inc.                          97,600       3,969,392
Wachovia Corp.                                             65,000       2,973,750
                                                                    -------------
                                                                       23,111,693
                                                                    -------------
COMMERCIAL SERVICES & SUPPLIES (0.4%)
Brink's Co. (The)                                          20,800         576,784
Cendant Corp.                                              74,000       1,752,320
Coinstar, Inc. (a)                                         24,070         415,208
DiamondCluster International, Inc. (a)                      7,194          73,738
Korn/Ferry International (a)                               24,600         368,508
MemberWorks, Inc. (a)                                       5,800         171,158
On Assignment, Inc. (a)                                    17,800          90,780
                                                                    -------------
                                                                        3,448,496
                                                                    -------------
COMMUNICATIONS EQUIPMENT (2.3%)
ADC Telecommunications, Inc. (a)                          134,600         336,500
CommScope, Inc. (a)                                        41,059         718,943
Endwave Corp. (a)                                          32,288         266,376
Enterasys Networks, Inc. (a)                               91,150         191,415
Finisar Corp. (a)                                         450,489         797,366
*Harris Corp.                                             241,750      10,890,838
McDATA Corp. Class A (a)                                   64,900         345,917
NMS Communications Corp. (a)                              185,015       1,433,866

+ Percentages indicated are based on Fund net assets.
* Fund's 10 largest holdings. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                           SHARES           VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (CONTINUED)
xNokia Corp. ADR (c)                                      229,500   $   3,215,295
Nortel Networks Corp. (a)                                 477,872       1,787,241
Polycom, Inc. (a)                                          13,998         267,082
REMEC, Inc. (a)                                             6,550          41,199
Riverstone Networks, Inc. (a)                              12,802          14,466
Stratex Networks, Inc. (a)                                 60,496         197,822
                                                                    -------------
                                                                       20,504,326
                                                                    -------------
COMPUTERS & PERIPHERALS (0.6%)
ActivCard Corp. (a)                                        52,567         331,698
Advanced Digital Information Corp. (a)                    156,600       1,653,696
Innovex, Inc. (a)                                          31,000         172,980
Pinnacle Systems, Inc. (a)                                 31,000         243,970
Sigma Designs, Inc. (a)                                    42,925         248,965
Sun Microsystems, Inc. (a)                                561,797       2,191,008
                                                                    -------------
                                                                        4,842,317
                                                                    -------------
CONSTRUCTION & ENGINEERING (0.0%) (B)
McDermott International, Inc. (a)                          17,800         147,028
                                                                    -------------
CONSTRUCTION MATERIALS (0.3%)
Martin Marietta Materials, Inc.                               950          41,088
Vulcan Materials Co.                                       53,389       2,468,707
                                                                    -------------
                                                                        2,509,795
                                                                    -------------
CONSUMER FINANCE (1.3%)
American Express Co.                                      207,200      10,142,440
Providian Financial Corp. (a)                              63,300         767,829
Rewards Network, Inc. (a)                                  15,000         147,150
                                                                    -------------
                                                                       11,057,419
                                                                    -------------
CONTAINERS & PACKAGING (1.0%)
Smurfit-Stone Container Corp. (a)                           8,050         138,379
Temple-Inland, Inc.                                       136,850       8,453,225
                                                                    -------------
                                                                        8,591,604
                                                                    -------------
DIVERSIFIED FINANCIAL SERVICES (1.4%)
Assured Guaranty Ltd. (a)                                 152,800       2,704,560
CIT Group, Inc.                                            33,300       1,144,521
Instinet Group, Inc. (a)                                  130,346         851,159
Principal Financial Group, Inc.                           226,600       7,998,980
                                                                    -------------
                                                                       12,699,220
                                                                    -------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.1%)
CenturyTel, Inc.                                           50,200       1,449,776
Cincinnati Bell, Inc. (a)                                 232,950         920,153
Global Crossing Ltd.                                       86,701         619,825


                                                           SHARES           VALUE
DIVERSIFIED TELECOMMUNICATIONS SERVICES (CONTINUED)
SBC Communications, Inc.                                  219,400   $   5,463,060
Sprint Corp. (FON Group)                                   92,509       1,654,977
                                                                    -------------
                                                                       10,107,791
                                                                    -------------
ELECTRIC UTILITIES (1.1%)
American Electric Power Co., Inc.                          60,000       1,826,400
Black Hills Corp.                                          14,150         432,849
DTE Energy Co.                                             52,300       2,040,746
Duquesne Light Holdings, Inc.                              33,700         632,549
Pinnacle West Capital Corp.                               114,500       4,472,370
                                                                    -------------
                                                                        9,404,914
                                                                    -------------
ELECTRICAL EQUIPMENT (0.0%) (B)
Acuity Brands, Inc.                                         1,000          24,470
                                                                    -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.8%)
Agilent Technologies, Inc. (a)                             71,200       1,923,112
Frequency Electronics, Inc.                                 3,300          44,880
Giga-tronics, Inc. (a)                                     30,959          74,611
Sanmina-SCI Corp. (a)                                     201,865       2,022,687
Solectron Corp. (a)                                       298,700       1,463,630
*Symbol Technologies, Inc.                                897,900      10,774,800
                                                                    -------------
                                                                       16,303,720
                                                                    -------------
ENERGY EQUIPMENT & SERVICES (6.1%)
Baker Hughes, Inc.                                         68,100       2,497,908
BJ Services Co. (a)                                        70,800       3,150,600
Cooper Cameron Corp. (a)                                  132,300       6,396,705
GlobalSantaFe Corp.                                         9,900         261,063
Halliburton Co.                                            46,500       1,385,700
Horizon Offshore, Inc. (a)                                    900           2,178
Key Energy Services, Inc. (a)                             101,400       1,080,924
Nabors Industries, Ltd. (a)                                37,400       1,659,064
National-OilWell, Inc. (a)                                160,300       4,475,576
Newpark Resources, Inc. (a)                               159,750         915,368
Rowan Cos., Inc. (a)                                      396,900       8,850,870
Schlumberger Ltd.                                         148,925       8,716,580
Tidewater, Inc.                                            54,800       1,545,908
Transocean, Inc. (a)                                      167,800       4,659,806
Weatherford International Ltd. (a)                        193,249       8,402,466
                                                                    -------------
                                                                       54,000,716
                                                                    -------------
FOOD & STAPLES RETAILING (1.9%)
Costco Wholesale Corp.                                    128,450       4,810,452
CVS Corp.                                                  71,938       2,778,965
Kroger Co. (The) (a)                                      373,100       6,529,250
Longs Drug Stores Corp.                                    20,300         397,880
NeighborCare, Inc. (a)                                     36,035         833,850

+ Percentages indicated are based on Fund net assets.
* Fund's 10 largest holdings. May be subject to change daily.

 12   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.


                                                           SHARES           VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------
FOOD & STAPLES RETAILING (CONTINUED)
Pathmark Stores, Inc. (a)                                  76,050   $     650,228
Rite Aid Corp. (a)                                        154,250         755,825
                                                                    -------------
                                                                       16,756,450
                                                                    -------------
FOOD PRODUCTS (0.6%)
Archer-Daniels-Midland Co.                                233,340       4,097,450
Bunge Ltd.                                                 26,000         963,300
Corn Products International, Inc.                           6,350         269,875
Hormel Foods Corp.                                          4,400         134,156
Sylvan, Inc. (a)                                            5,850          70,610
                                                                    -------------
                                                                        5,535,391
                                                                    -------------
GAS UTILITIES (0.9%)
Kinder Morgan, Inc.                                        59,150       3,561,422
Peoples Energy Corp.                                       55,000       2,299,000
Sempra Energy                                              60,050       1,906,587
                                                                    -------------
                                                                        7,767,009
                                                                    -------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.2%)
ArthroCare Corp. (a)                                       19,910         468,084
Baxter International, Inc.                                 30,000         949,500
Regeneration Technologies, Inc. (a)                         8,596          81,662
                                                                    -------------
                                                                        1,499,246
                                                                    -------------
HEALTH CARE PROVIDERS & SERVICES (3.9%)
Aetna, Inc.                                               115,700       9,574,175
Andrx Corp. (a)                                            34,700         793,936
CIGNA Corp.                                                75,800       4,889,858
Cerner Corp. (a)                                          126,442       5,414,246
Humana, Inc. (a)                                           29,200         475,668
IMS Health, Inc.                                           11,215         283,179
Medco Health Solutions, Inc. (a)                          130,800       4,630,320
Per-Se Technologies, Inc. (a)                              36,500         390,550
SunLink Health Systems, Inc. (a)                           35,000         176,050
Tenet Healthcare Corp. (a)                                430,800       5,066,208
Universal Health Services, Inc. Class B                     3,000         131,700
WebMD Corp. (a)                                           368,554       3,239,590
                                                                    -------------
                                                                       35,065,480
                                                                    -------------
HOTELS, RESTAURANTS & LEISURE (1.2%)
Brinker International, Inc. (a)                           128,200       4,930,572
Hilton Hotels Corp.                                       127,900       2,236,971
McDonald's Corp.                                          139,000       3,784,970
                                                                    -------------
                                                                       10,952,513
                                                                    -------------
HOUSEHOLD DURABLES (0.7%)
Maytag Corp.                                              203,500       5,677,650
Newell Rubbermaid, Inc.                                     9,500         224,580
                                                                    -------------
                                                                        5,902,230
                                                                    -------------


                                                           SHARES           VALUE
HOUSEHOLD PRODUCTS (0.6%)
Energizer Holdings, Inc. (a)                                8,890   $     384,937
Kimberly-Clark Corp.                                       81,800       5,353,810
                                                                    -------------
                                                                        5,738,747
                                                                    -------------
INDUSTRIAL CONGLOMERATES (2.7%)
3M Co.                                                     16,390       1,417,407
*Tyco International Ltd.                                  794,058      21,796,892
Walter Industries, Inc.                                    53,150         663,312
                                                                    -------------
                                                                       23,877,611
                                                                    -------------
INSURANCE (6.4%)
ACE, Ltd.                                                 139,600       6,120,064
Axis Capital Holdings, Ltd.                               149,800       4,082,050
Hartford Financial Services Group, Inc. (The)              72,000       4,397,760
*MetLife, Inc.                                            577,100      19,909,950
Ohio Casualty Corp. (a)                                    94,048       1,845,222
St. Paul Travelers Cos., Inc. (The)                       247,622      10,070,786
W.R. Berkley Corp.                                         60,500       2,450,250
XL Capital Ltd. Class A                                    97,742       7,462,602
                                                                    -------------
                                                                       56,338,684
                                                                    -------------
INTERNET & CATALOG RETAIL (0.4%)
Priceline.com, Inc. (a)                                   121,772       2,950,536
Stamps.com, Inc. (a)                                       82,948         565,705
                                                                    -------------
                                                                        3,516,241
                                                                    -------------
INTERNET SOFTWARE & SERVICES (1.1%)
DoubleClick, Inc. (a)                                     205,600       1,659,192
Internet Capital Group, Inc. (a)                           64,500          18,060
S1 Corp. (a)                                              290,800       2,343,848
Vignette Corp. (a)                                        242,100         421,254
Yahoo!, Inc. (a)                                          107,877       5,443,473
                                                                    -------------
                                                                        9,885,827
                                                                    -------------
IT SERVICES (1.3%)
BISYS Group, Inc. (The) (a)                                20,200         292,900
Ceridian Corp. (a)                                        321,557       6,874,889
CheckFree Corp. (a)                                         9,300         279,372
Computer Sciences Corp. (a)                                 7,100         290,461
eFunds Corp. (a)                                          135,744       2,180,049
Electronic Data Systems Corp.                              38,000         695,020
First Data Corp.                                            2,226         101,038
Gartner, Inc. Class B (a)                                   2,939          34,709
Liberate Technologies, Inc. (a)(e)                        112,900         334,184
Titan Corp. (The) (a)                                      21,200         407,040
                                                                    -------------
                                                                       11,489,662
                                                                    -------------
LEISURE EQUIPMENT & PRODUCTS (0.1%)
Mattel, Inc.                                               71,600       1,214,336
                                                                    -------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                           SHARES           VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------
MACHINERY (0.5%)
Navistar International Corp. (a)                           97,500   $   4,402,125
                                                                    -------------

MEDIA (6.8%)
Cablevision Systems New York Group Class A (a)            119,100       2,599,953
Comcast Corp. Class A (a)                                  51,000       1,535,100
*DIRECTV Group, Inc. (The) (a)                            629,155      11,261,874
Entercom Communications Corp. (a)                          42,200       1,924,320
Gemstar -- TV Guide International, Inc. (a)               193,029       1,079,032
Interpublic Group of Cos., Inc. (The) (a)                 573,100       8,991,939
Liberty Media Corp. Class A (a)                           641,300       7,015,822
Meredith Corp.                                                700          35,658
News Corp. Ltd. (The) ADR (c)(d)                          155,600       5,251,500
PRIMEDIA, Inc. (a)                                        122,378         357,344
Radio One, Inc. Class D (a)                               210,000       3,981,600
Viacom, Inc. Class B                                      247,000       9,546,550
Westwood One, Inc. (a)                                    231,300       6,832,602
                                                                    -------------
                                                                       60,413,294
                                                                    -------------
METALS & MINING (1.9%)
Arch Coal, Inc.                                           166,721       5,103,330
Compass Minerals International, Inc.                       63,600       1,043,040
CONSOL Energy, Inc.                                       204,500       5,854,835
Harmony Gold Mining Co., Ltd. ADR (c)                     374,000       4,128,960
Massey Energy Co.                                          20,450         478,939
                                                                    -------------
                                                                       16,609,104
                                                                    -------------
MULTILINE RETAIL (0.3%)
Big Lots, Inc. (a)                                        108,100       1,530,696
May Department Stores Co. (The)                            35,250       1,085,700
                                                                    -------------
                                                                        2,616,396
                                                                    -------------
MULTI-UTILITIES & UNREGULATED POWER (3.0%)
AES Corp. (The) (a)                                       174,357       1,511,675
*Duke Energy Corp.                                        993,600      20,925,216
Dynegy, Inc. Class A (a)                                   57,400         227,304
El Paso Corp.                                              21,650         151,767
Westar Energy, Inc.                                       124,000       2,530,840
Williams Cos., Inc. (The)                                  69,700         717,910
                                                                    -------------
                                                                       26,064,712
                                                                    -------------
OIL & GAS (6.4%)
Amerada Hess Corp.                                         23,500       1,671,555
*Anadarko Petroleum Corp.                                 300,600      16,106,148


                                                           SHARES           VALUE
OIL & GAS (CONTINUED)
Chesapeake Energy Corp.                                   110,600   $   1,520,750
ConocoPhillips                                             25,339       1,806,671
Devon Energy Corp.                                        149,871       9,172,105
Kerr-McGee Corp.                                          112,700       5,514,411
Marathon Oil Corp.                                         55,600       1,865,936
Murphy Oil Corp.                                           22,400       1,534,400
Noble Energy, Inc.                                         52,200       2,406,420
Pogo Producing Co.                                          5,400         266,328
Spinnaker Exploration Co. (a)                              78,200       2,789,394
Unocal Corp.                                              222,100       8,004,484
Total S.A. ADR (c)                                         39,900       3,675,588
                                                                    -------------
                                                                       56,334,190
                                                                    -------------
PAPER & FOREST PRODUCTS (1.0%)
MeadWestvaco Corp.                                        250,349       6,546,626
Weyerhaeuser Co.                                           38,600       2,285,120
                                                                    -------------
                                                                        8,831,746
                                                                    -------------
PHARMACEUTICALS (3.0%)
Alpharma, Inc. Class A                                    152,200       3,307,306
IVAX Corp. (a)                                            284,300       6,055,590
Merck & Co., Inc.                                         149,200       7,012,400
Mylan Laboratories, Inc.                                  105,000       2,405,550
Pfizer, Inc.                                              224,378       8,023,757
                                                                    -------------
                                                                       26,804,603
                                                                    -------------
REAL ESTATE (0.6%)
Boykin Lodging Co. (a)                                     83,000         654,870
Crescent Real Estate Equities Co.                           4,200          64,974
Health Care Property Investors, Inc.                       36,346         868,669
St. Joe Co. (The)                                          65,800       2,579,360
United Dominion Realty Trust, Inc.                         77,670       1,394,177
                                                                    -------------
                                                                        5,562,050
                                                                    -------------
ROAD & RAIL (1.4%)
Celadon Group, Inc. (a)                                    71,326       1,174,026
CSX Corp.                                                 141,700       4,358,692
Norfolk Southern Corp.                                     46,550       1,108,821
Overnite Corp.                                            125,100       3,002,400
Swift Transportation Co., Inc. (a)                        104,432       1,766,990
Werner Enterprises, Inc.                                   41,595         831,484
                                                                    -------------
                                                                       12,242,413
                                                                    -------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.5%)
Agere Systems, Inc. Class B (a)                           169,500         367,815
Applied Micro Circuits Corp. (a)                          317,050       1,398,190
ON Semiconductor Corp. (a)                                 33,700         162,771
Three-Five Systems, Inc. (a)                               91,500         465,735
Vitesse Semiconductor Corp. (a)                           495,852       2,122,247
                                                                    -------------
                                                                        4,516,758
                                                                    -------------

 14   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.


                                                           SHARES           VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------
SOFTWARE (3.7%)
Ascential Software Corp. (a)                               35,033   $     595,561
BARRA, Inc.                                                   800          32,680
Compuware Corp. (a)                                       234,450       1,793,543
Mentor Graphics Corp. (a)                                 251,900       4,179,021
Microsoft Corp.                                           342,100       8,884,337
MSC.Software Corp. (a)                                     62,300         580,636
NetIQ Corp. (a)                                           131,016       1,684,866
Network Associates, Inc. (a)                              345,650       5,419,792
Novell, Inc. (a)                                          183,046       1,764,563
PeopleSoft, Inc. (a)                                      269,000       4,540,720
TIBCO Software, Inc. (a)                                  424,400       3,183,000
Visual Networks, Inc. (a)                                  23,383          73,446
WatchGuard Technologies, Inc. (a)                           3,250          22,620
                                                                    -------------
                                                                       32,754,785
                                                                    -------------
SPECIALTY RETAIL (2.6%)
Boise Cascade Corp.                                       302,604      10,206,833
Circuit City Stores, Inc.                                  16,400         191,552
Limited Brands                                            200,400       4,136,256
Linens 'n Things, Inc. (a)                                 80,400       2,608,176
RadioShack Corp.                                           61,550       1,893,278
Restoration Hardware, Inc. (a)                             56,974         331,589
Weight Watchers International, Inc. (a)                    82,600       3,221,400
                                                                    -------------
                                                                       22,589,084
                                                                    -------------
TEXTILES, APPAREL & LUXURY GOODS (0.7%)
Polo Ralph Lauren Corp.                                   177,010       6,124,546
                                                                    -------------

WIRELESS TELECOMMUNICATION SERVICES (0.2%)
AT&T Wireless Services, Inc. (a)                          120,954       1,670,375
                                                                    -------------
Total Common Stocks
  (Cost $712,474,454)                                                 822,242,160
                                                                    -------------
                                                        PRINCIPAL
                                                           AMOUNT
LONG-TERM BONDS (1.2%)
---------------------------------------------------------------------------------
CONVERTIBLE BONDS (0.7%)
---------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Natural Microsystems Corp. 5.00%, due 10/15/05      $     916,000         911,420
                                                                    -------------

                                                      PRINCIPAL
                                                       AMOUNT               VALUE
INTERNET SOFTWARE SERVICES (0.6%)
Akamai Technologies, Inc.
  5.50%, due 7/1/07                                 $   4,650,000   $   4,801,125
Internet Capital Group, Inc. 5.50%, due 12/21/04          700,000         700,000
                                                                    -------------
                                                                        5,501,125
                                                                    -------------
Total Convertible Bonds
  (Cost $4,200,737)                                                     6,412,545
                                                                    -------------

CORPORATE BONDS (0.5%)
---------------------------------------------------------------------------------
FOOD & STAPLES RETAILING (0.3%)
Rite Aid Corp.
  7.625%, due 4/15/05                                   3,000,000       3,075,000
                                                                    -------------

MARINE (0.2%)
American Commercial Lines LLC
  11.25%, due 1/1/08 (e)                                5,511,870       1,708,680
                                                                    -------------
Total Corporate Bonds
  (Cost $5,647,775)                                                     4,783,680
                                                                    -------------
Total Long-Term Bonds
  (Cost $9,848,512)                                                    11,196,225
                                                                    -------------

SHORT-TERM INVESTMENTS (4.3%)
---------------------------------------------------------------------------------
COMMERCIAL PAPER (1.4%)
American Express Credit Corp.
  0.90%, due 5/3/04                                    12,801,000      12,801,000
                                                                    -------------
Total Commercial Paper
  (Cost $12,801,000)                                                   12,801,000
                                                                    -------------

TIME DEPOSIT (2.9%)
Bank of New York Cayman 0.5625%, due 5/3/04            25,393,000      25,393,000
                                                                    -------------
Total Time Deposit
  (Cost $25,393,000)                                                   25,393,000
                                                                    -------------
Total Short-Term Investments (Cost $38,194,000)                        38,194,000
                                                                    -------------
Total Investments
  (Cost $760,516,966) (f)                                    98.5%    871,632,385(g)
Cash and Other Assets,
  Less Liabilities                                            1.5      13,109,845
                                                    -------------   -------------
Net Assets                                                  100.0%  $ 884,742,230
                                                    =============   =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  ADR -- American Depositary Receipt.
(d) One ADR represents four preferred limited voting ordinary shares.
(e)  Issuer in bankruptcy.
(f) The cost for federal income tax purposes is $763,556,304.
(g)  At April 30, 2004 net unrealized appreciation was
     $108,076,081, based on cost for federal income tax pur-poses. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $136,156,306 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $28,080,225.

 16   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $760,516,966)                $871,632,385
Cash                                                  10,864
Receivables:
  Investment securities sold                      61,276,725
  Fund shares sold                                 2,583,076
  Dividends and interest                             695,507
Other assets                                          58,315
                                                ------------
    Total assets                                 936,256,872
                                                ------------
LIABILITIES:
Payables:
  Investment securities purchased                 48,845,505
  Fund shares redeemed                             1,064,886
  Manager                                            563,399
  Transfer agent                                     511,180
  NYLIFE Distributors                                385,047
  Custodian                                           16,649
  Trustees                                             5,144
Accrued expenses                                     122,832
                                                ------------
    Total liabilities                             51,514,642
                                                ------------
Net assets                                      $884,742,230
                                                ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     77,549
  Class B                                             93,518
  Class C                                             40,518
  Class I                                             78,226
  Class R1                                                 2
  Class R2                                                --(a)
Additional paid-in capital                       765,770,143
Accumulated net investment loss                   (1,403,534)
Accumulated net realized gain on investments       8,970,389
Net unrealized appreciation on investments       111,115,419
                                                ------------
Net assets                                      $884,742,230
                                                ============
(a) Less than one dollar.
CLASS A
Net assets applicable to outstanding shares     $239,759,720
                                                ============
Shares of beneficial interest outstanding          7,754,844
                                                ============
Net asset value per share outstanding           $      30.92
Maximum sales charge (5.50% of offering price)          1.80
                                                ------------
Maximum offering price per share outstanding    $      32.72
                                                ============
CLASS B
Net assets applicable to outstanding shares     $280,048,727
                                                ============
Shares of beneficial interest outstanding          9,351,815
                                                ============
Net asset value and offering price per share
  outstanding                                   $      29.95
                                                ============
CLASS C
Net assets applicable to outstanding shares     $121,338,746
                                                ============
Shares of beneficial interest outstanding          4,051,847
                                                ============
Net asset value and offering price per share
  outstanding                                   $      29.95
                                                ============
CLASS I
Net assets applicable to outstanding shares     $243,588,033
                                                ============
Shares of beneficial interest outstanding          7,822,637
                                                ============
Net asset value and offering price per share
  outstanding                                   $      31.14
                                                ============
CLASS R1
Net assets applicable to outstanding shares     $      5,987
                                                ============
Shares of beneficial interest outstanding                193
                                                ============
Net asset value and offering price per share
  outstanding                                   $      30.94
                                                ============
CLASS R2
Net assets applicable to outstanding shares     $      1,017
                                                ============
Shares of beneficial interest outstanding                 33
                                                ============
Net asset value and offering price per share
  outstanding                                   $      30.91
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                 $  4,141,271
  Interest                                           868,683
                                                ------------
    Total income                                   5,009,954
                                                ------------
EXPENSES:
  Manager                                          3,014,453
  Transfer agent                                   1,003,745
  Distribution -- Class B                            966,625
  Distribution -- Class C                            420,036
  Service -- Class A                                 269,075
  Service -- Class B                                 322,208
  Service -- Class C                                 140,012
  Service -- Class R2                                      1
  Shareholder communication                           82,440
  Recordkeeping                                       53,472
  Professional                                        47,562
  Custodian                                           35,446
  Registration                                        31,385
  Trustees                                            19,887
  Shareholder Service -- Class R1                          2
  Miscellaneous                                       19,372
                                                ------------
    Total expenses                                 6,425,721
                                                ------------
Net investment loss                               (1,415,767)
                                                ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
  Security transactions                           54,259,429
  Foreign currency transactions                       (9,722)
                                                ------------
Net realized gain on investments and foreign
  currency transactions                           54,249,707
                                                ------------
Net change in unrealized appreciation on
  investments                                     16,032,391
                                                ------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                    70,282,098
                                                ------------
Net increase in net assets resulting from
  operations                                    $ 68,866,331
                                                ============

(a) Dividends recorded net of foreign withholding taxes of $3,099.

 18   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                   2004           2003*           2002
INCREASE IN NET ASSETS:
Operations:
 Net investment income
  (loss)                   $ (1,415,767)  $  (2,034,493)  $  1,483,530
 Net realized gain (loss)
  on investments and
  foreign currency
  transactions               54,249,707       9,601,817    (55,362,524)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                16,032,391     124,644,560    (58,286,807)
                           -------------------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations            68,866,331     132,211,884   (112,165,801)
                           -------------------------------------------
Dividends and distributions to
 shareholders:

From net investment income:
   Class A                           --              --       (591,975)
   Class B                           --              --             --
   Class C                           --              --             --
   Class I                           --              --       (815,618)

 From net realized gain on investments:
   Class A                           --              --       (358,110)
   Class B                           --              --       (455,285)
   Class C                           --              --       (207,585)
   Class I                           --              --       (330,392)
                           -------------------------------------------
 Total dividends and
  distributions to
  shareholders                       --              --     (2,758,965)
                           -------------------------------------------

Capital share transactions:

Net proceeds from sale of shares:
   Class A                   68,268,700      61,829,430    100,821,231
   Class B                   51,824,123      46,690,947     90,029,523
   Class C                   24,830,155      19,304,395     53,506,262
   Class I                   77,474,988      61,267,902     58,574,236
   Class R1                       6,000              --             --
   Class R2                       1,000              --             --

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions:
   Class A                           --              --        801,111
   Class B                           --              --        403,046
   Class C                           --              --        154,233
   Class I                           --              --      1,102,772
                           -------------------------------------------
                            222,404,966     189,092,674    305,392,414

                                   2004           2003*           2002

 Cost of shares redeemed:
   Class A                 $(24,064,587)  $ (43,414,587)  $(49,191,426)
   Class B                  (14,553,902)    (21,993,148)   (32,596,210)
   Class C                   (7,994,476)    (11,575,079)   (17,554,911)
   Class I                  (36,067,427)    (29,475,751)   (16,064,833)
                           -------------------------------------------
                            (82,680,392)   (106,458,565)  (115,407,380)
    Increase in net
     assets derived from
     capital share
     transactions           139,724,574      82,634,109    189,985,034
                           -------------------------------------------
    Net increase in net
     assets                 208,590,905     214,845,993     75,060,268

NET ASSETS:

Beginning of period         676,151,325     461,305,332    386,245,064
                           -------------------------------------------
End of period              $884,742,230   $ 676,151,325   $461,305,332
                           ===========================================
Accumulated distribution
 in excess of net
 investment income/loss
 at end of period          $ (1,403,534)  $      12,233   $   (189,998)
                           ===========================================

* The Fund changed its fiscal year end from December 31 to October 31.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                         JANUARY 1,
                                            SIX MONTHS      2003                  CLASS A                     JUNE 9***
                                              ENDED        THROUGH     ------------------------------          THROUGH
                                            APRIL 30,    OCTOBER 31,      YEAR ENDED DECEMBER 31,            DECEMBER 31,
                                              2004*        2003**        2002       2001       2000              1999
Net asset value at beginning of period       $  28.04     $  21.95     $  27.66   $  27.25   $ 26.22            $25.38
                                             --------     --------     --------   --------   -------            ------
Net investment income (loss)                    (0.01)(a)     (0.04)       0.15       0.03      0.02              0.05
Net realized and unrealized gain (loss) on
  investments                                    2.89         6.13        (5.69)      0.55      4.17              1.81
                                             --------     --------     --------   --------   -------            ------
Total from investment operations                 2.88         6.09        (5.54)      0.58      4.19              1.86
                                             --------     --------     --------   --------   -------            ------
Less dividends and distributions:
  From net investment income                       --           --        (0.11)     (0.03)       --             (0.08)
  From net realized gain on investments            --           --        (0.06)     (0.14)    (3.16)            (0.94)
                                             --------     --------     --------   --------   -------            ------
Total dividends and distributions                  --           --        (0.17)     (0.17)    (3.16)            (1.02)
                                             --------     --------     --------   --------   -------            ------
Net asset value at end of period             $  30.92     $  28.04     $  21.95   $  27.66   $ 27.25            $26.22
                                             ========     ========     ========   ========   =======            ======
Total investment return (c)                     10.27%       27.74%      (20.04%)     2.11%    16.67%             7.53%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)                (0.09%)+     (0.17%)+      0.63%      0.37%     0.12%             0.46%+
    Net expenses                                 1.34%+       1.35%+       1.33%      1.25%     1.25%             1.25%+
    Expenses (before reimbursement)              1.34%+       1.45%+       1.44%      1.43%     1.44%             1.41%+
Portfolio turnover rate                            29%          61%          77%        19%       40%               32%
Net assets at end of period (in 000's)       $239,760     $176,932     $123,461   $103,402   $22,048            $8,651

                                                         JANUARY 1,
                                            SIX MONTHS      2003                  CLASS C                     JUNE 9***
                                              ENDED        THROUGH     ------------------------------          THROUGH
                                            APRIL 30,    OCTOBER 31,      YEAR ENDED DECEMBER 31,            DECEMBER 31,
                                              2004*        2003**        2002       2001       2000              1999
Net asset value at beginning of period       $  27.26      $ 21.47     $ 27.13    $ 26.92     $26.15            $25.38
                                             --------      -------     -------    -------     ------            ------
Net investment income (loss)                    (0.12)(a)     (0.16)     (0.03)     (0.06)     (0.11)             0.02
Net realized and unrealized gain (loss) on
  investments                                    2.81         5.95       (5.57)      0.41       4.04              1.76
                                             --------      -------     -------    -------     ------            ------
Total from investment operations                 2.69         5.79       (5.60)      0.35       3.93              1.78
                                             --------      -------     -------    -------     ------            ------
Less dividends and distributions:
  From net investment income                       --           --          --         --         --             (0.07)
  From net realized gain on investments            --           --       (0.06)     (0.14)     (3.16)            (0.94)
                                             --------      -------     -------    -------     ------            ------
Total dividends and distributions                  --           --       (0.06)     (0.14)     (3.16)            (1.01)
                                             --------      -------     -------    -------     ------            ------
Net asset value at end of period             $  29.95      $ 27.26     $ 21.47    $ 27.13     $26.92            $26.15
                                             ========      =======     =======    =======     ======            ======
Total investment return (c)                      9.87%       26.97%     (20.63%)     1.29%     15.72%             7.23%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)                (0.84%)+     (0.92%)+    (0.12%)    (0.38%)    (0.63%)           (0.29%)+
    Expenses                                     2.09%+       2.10%+      2.08%      2.00%      2.00%             2.00%+
    Expenses (before reimbursement)              2.09%+       2.20%+      2.19%      2.18%      2.19%             2.16%+
Portfolio turnover rate                            29%          61%         77%        19%        40%               32%
Net assets at end of period (in 000's)       $121,339      $95,004     $69,077    $51,234     $6,546            $2,478

*     Unaudited.
**    The Fund changed its fiscal year end from December 31 to
      October 31.
***   Class A, B and C shares were first offered on June 9, 1999.
****  The financial information for the year ended December 31,
      1998 and prior relates to the MAP-Equity Fund shares, which were reorganized into Class I shares as of the close of
      business on June 8, 1999. Financial information for the year ended December 31, 1999 represents the combined results of operations of the MAP-Equity Fund and MainStay MAP Fund
      (formerly MainStay MAP Equity Fund).
+     Annualized.
++    Class R1 and Class R2 shares were first offered on January
      1, 2004.
(a)   Per share data based on average shares outstanding during
      the period.
(b)   Less than one cent per share.
(c)   Total return is calculated exclusive of sales charges and is not annualized.

 20   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

             JANUARY 1,
SIX MONTHS      2003                  CLASS B                     JUNE 9***
  ENDED        THROUGH     ------------------------------          THROUGH
APRIL 30,    OCTOBER 31,      YEAR ENDED DECEMBER 31,            DECEMBER 31,
  2004*        2003**        2002       2001       2000              1999
 $  27.26     $  21.47     $  27.13   $  26.92   $ 26.15           $ 25.38
 --------     --------     --------   --------   -------           -------
    (0.12)(a)     (0.16)      (0.03)     (0.06)    (0.11)             0.02
     2.81         5.95        (5.57)      0.41      4.04              1.76
 --------     --------     --------   --------   -------           -------
     2.69         5.79        (5.60)      0.35      3.93              1.78
 --------     --------     --------   --------   -------           -------
       --           --           --         --        --             (0.07)
       --           --        (0.06)     (0.14)    (3.16)            (0.94)
 --------     --------     --------   --------   -------           -------
       --           --        (0.06)     (0.14)    (3.16)            (1.01)
 --------     --------     --------   --------   -------           -------
 $  29.95     $  27.26     $  21.47   $  27.13   $ 26.92           $ 26.15
 ========     ========     ========   ========   =======           =======
     9.87%       26.97%      (20.63%)     1.29%    15.72%             7.23%
    (0.84%)+     (0.92%)+     (0.12%)    (0.38%)   (0.63%)           (0.29%)+
     2.09%+       2.10%+       2.08%      2.00%     2.00%             2.00%+
     2.09%+       2.20%+       2.19%      2.18%     2.19%             2.16%+
       29%          61%          77%        19%       40%               32%
 $280,048     $220,932     $153,581   $134,883   $40,078           $11,511

                                                                                        CLASS R1      CLASS R2
             JANUARY 1,                                                                -----------   -----------
SIX MONTHS      2003                              CLASS I****                          JANUARY 1++   JANUARY 1++
  ENDED        THROUGH     ---------------------------------------------------------     THROUGH       THROUGH
APRIL 30,    OCTOBER 31,                    YEAR ENDED DECEMBER 31,                     APRIL 30,     APRIL 30,
  2004*        2003**        2002       2001       2000       1999            1998        2004*         2004*
 $  28.19     $  22.03     $  27.75   $ 27.31    $ 26.25    $ 24.58         $ 22.73      $30.38        $30.38
 --------     --------     --------   -------    -------    -------         -------      ------        ------
     0.03(a)      0.00(a)      0.19      0.07       0.12       0.11            0.33        0.00(a)(b)     0.00(a)(b)
     2.92         6.16        (5.69)     0.58       4.13       2.81            4.81        0.56          0.53
 --------     --------     --------   -------    -------    -------         -------      ------        ------
     2.95         6.16        (5.50)     0.65       4.25       2.92            5.14        0.56          0.53
 --------     --------     --------   -------    -------    -------         -------      ------        ------
       --           --        (0.16)    (0.07)     (0.03)     (0.11)          (0.33)         --            --
       --           --        (0.06)    (0.14)     (3.16)     (1.14)          (2.96)         --            --
 --------     --------     --------   -------    -------    -------         -------      ------        ------
       --           --        (0.22)    (0.21)     (3.19)     (1.25)          (3.29)         --            --
 --------     --------     --------   -------    -------    -------         -------      ------        ------
 $  31.14     $  28.19     $  22.03   $ 27.75    $ 27.31    $ 26.25         $ 24.58      $30.94        $30.91
 ========     ========     ========   =======    =======    =======         =======      ======        ======
    10.46%       27.96%      (19.81%)    2.36%     16.88%     12.18%          24.23%       1.84%         1.74%
     0.23%+       0.08%+       0.88%     0.62%      0.37%      0.39%           1.10%       0.13%+        0.08%
     1.02%+       1.10%+       1.08%     1.00%      1.00%      0.88%           0.70%       1.12%+        1.17%+
     1.02%+       1.20%+       1.19%     1.18%      1.19%      0.96%           0.77%       1.12%+        1.17%+
       29%          61%          77%       19%        40%        32%             41%         29%           29%
 $243,588     $183,283     $115,186   $96,726    $69,434    $63,460         $60,414      $    6        $    1

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay MAP Fund (formerly MainStay MAP Equity Fund, the "Fund"), a diversified fund.

MainStay MAP Fund commenced operations in 1971 as the Mutual Benefit Fund. It was renamed MAP-Equity Fund on May 1, 1995. Pursuant to an Agreement and Plan of Reorganization approved by MAP-Equity shareholders on June 3, 1999, the MAP-Equity Fund was reorganized as the MainStay MAP Equity Fund. As of June 10, 2002 the MainStay MAP Equity Fund was renamed the MainStay MAP Fund. The financial statements of the MainStay MAP Fund reflect the historical financial results of the MAP-Equity Fund prior to the reorganization.

The Fund currently offers six classes of shares, Class A shares, Class B shares, Class C shares, Class I shares, Class R1 shares and Class R2 shares. Distribution of Class A shares, Class B shares, and Class C shares commenced on June 9, 1999. Distribution of Class R1 shares and Class R2 shares commenced on January 1, 2004. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I shares, Class R1 shares and Class R2 shares are not subject to sales charge. The six classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B shares and Class C shares are subject to higher distribution fee rates than Class A shares and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares and Class R1 shares are not subject to a distribution or service fee. Class R1 and Class R2 shares are authorized to pay to New York Life Investment Management LLC, it affiliates, or independent third-party service providers, as compensation for services rendered to shareholders of Class R1 or Class R2 shares, a shareholder service fee.

The Fund's investment objective is to seek long-term appreciation of capital. The Fund also seeks to earn income, but this is a secondary objective.

The Fund invests in foreign securities which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Debt securities are valued at prices supplied by a pricing agent selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if those prices are deemed by the Fund's Manager to be representative of market values at the regular close of business of the Exchange. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. Should the Manager or Subadvisor conclude that such events may have effected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

 22   MainStay MAP Fund

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first call date. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(I) market value of investment securities, other assets and liabilities -- at the valuation date,

(II) purchases and sales of investment securities, income and expenses -- at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized gain (loss) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains and losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Markston International LLC and Jennison Associates LLC (the "Subadvisors") will manage its allocated portion of the Fund's assets subject to the oversight of NYLIM. Each Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.75% of the average daily net assets of the Fund. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.35%, 2.10% and 2.10% of the average daily net assets of the Class A, Class B and Class C shares, respectively and an equivalent amount for Class I, Class R1 and Class R2 shares. For the six months ended April 30, 2004 earned from the Fund $3,014,453. It was not necessary for the

                                                    www.mainstayfunds.com     23

Manager to reimburse the Fund for expenses for the six months ended April 30, 2004.

Pursuant to the terms of Sub-Advisory Agreements between the Manager and the Subadvisors, the Manager pays the Subadvisors a monthly fee at an annual rate of the Fund's average daily net assets of 0.45% on assets up to $250 million, 0.40% on assets from $250 million to $500 million and 0.35% on assets in excess of $500 million.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC ("the Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A, Class B, Class C and Class R2 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class R2 Plans, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A and Class R2 shares, which is an expense of the Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

The Fund has adopted a shareholder services plan with respect to Class R1 and R2 shares. Under the terms of this plan, Class R1 and Class R2 shares are authorized to pay to NYLIM, its affiliates, or independent third-party providers, as compensation for services rendered, a shareholder service fee at the rate of 0.10% of the average daily net assets of the Fund's Class R1 and R2 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A Fund shares was $90,578 for the six months ended April 30, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $14,940, $195,220 and $11,493, respectively, for the six months ended April 30, 2004.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended April 30, 2004 amounted to $1,003,745.

(E) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the MAP Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $9,449 for the six months ended April 30, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $53,472 for the six months ended April 30, 2004.

NOTE 4 -- FEDERAL INCOME TAX:

At October 31, 2003, for federal income tax purposes, capital loss carryforwards of $42,342,064 were available, as shown in the table below, to the extent provided by regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the

 24   MainStay MAP Fund
capital gains so offset will not be distributed to shareholders.

        CAPITAL LOSS               AMOUNT
      AVAILABLE THROUGH            (000'S)
            2010                    $7,302
            2011                    35,040
  ---------------------------------------------
                                   $42,342
  ---------------------------------------------

The tax character of distributions paid during the year December 31, 2002, shown in the Statement of Changes in Net Assets, was as follows:

                                                      2002
Distributions paid from:
  Ordinary income                               $2,233,683
  Long-term capital gains                          525,282
----------------------------------------------------------
                                                $2,758,965
----------------------------------------------------------

NOTE 5 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):
During the six months ended April 30, 2004, purchases and sales of securities, other than short-term securities, were $368,886 and $216,962, respectively.

NOTE 6 -- LINE OF CREDIT:
The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2004.

NOTE 7 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                         SIX MONTHS ENDED
                                          APRIL 30, 2004*
                                    CLASS A   CLASS B   CLASS C
Shares sold                          2,220     1,733       834
---------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions           --        --        --
---------------------------------------------------------------
                                     2,220     1,733       834
---------------------------------------------------------------
Shares redeemed                       (776)     (487)     (268)
---------------------------------------------------------------
Net increase                         1,444     1,246       566
---------------------------------------------------------------

                                      SIX MONTHS ENDED
                                       APRIL 30, 2004*
                              CLASS I   CLASS R1**   CLASS R2**
Shares sold                    2,484        --(a)        --(a)
---------------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions               --        --           --
---------------------------------------------------------------
                               2,484        --(a)        --(a)
---------------------------------------------------------------
Shares redeemed               (1,162)       --           --
---------------------------------------------------------------
Net increase                   1,322        --(a)        --(a)
---------------------------------------------------------------

                                       JANUARY 1 THROUGH
                                      OCTOBER 31, 2003***
                             CLASS A   CLASS B   CLASS C   CLASS I
Shares sold                   2,489     1,920      778      2,448
------------------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions              --        --       --         --
------------------------------------------------------------------
                              2,489     1,920      778      2,448
------------------------------------------------------------------
Shares redeemed              (1,802)     (966)    (509)    (1,176)
------------------------------------------------------------------
Net increase                    687       954      269      1,272
------------------------------------------------------------------

                                          YEAR ENDED
                                       DECEMBER 31, 2002
                             CLASS A   CLASS B   CLASS C   CLASS I
Shares sold                   3,907     3,567     2,098     2,358
------------------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions              36        19         7        49
------------------------------------------------------------------
                              3,943     3,586     2,105     2,407
------------------------------------------------------------------
Shares redeemed              (2,058)   (1,405)     (776)     (664)
------------------------------------------------------------------
Net increase                  1,885     2,181     1,329     1,743
------------------------------------------------------------------

*    Unaudited.
**   First offered on January 1, 2004.
***  The Fund changed its fiscal year end from December 31
     to October 31.
(a)  Less than one thousand.

NOTE 8 -- OTHER MATTERS:

(A) On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's reports on the Trust's financial statements for the period ended October 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were

                                                    www.mainstayfunds.com     25
no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

(B) NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. NYLIM and the MainStay Equity Index Fund are currently seeking to resolve the SEC Staff's concerns regarding these matters, although there can be no assurance at this time as to the outcome of these efforts.

 26   MainStay MAP Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              55           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Manager, NYLIFE Distributors LLC; Vice
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 portfolios);
                                                 President, Eclipse Funds Inc. (10
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                23           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   23           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           23           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                23           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               23           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

                                                    www.mainstayfunds.com     27

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        MICHAEL H.        Trustee since 2003     Retired. Independent Consultant (1999 to            23           None
        SUTTON(+)                                present) (accounting and capital market
        9/19/40                                  regulation); Consultant, Financial
                                                 Accounting Standards Board (1998 to
                                                 1999); Chief Accountant, United States
                                                 Securities and Exchange Commission (1995
                                                 to 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Trustee since 1994     Advisor (July 2003 to present) and                  23           None
        TRUTANIC                                 Managing Director (2001 to 2003), The
        2/13/52                                  Carlyle Group (private investment firm);
                                                 Chairman and Chief Executive Officer,
                                                 Somerset Group (financial advisory firm);
                                                 Senior Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             36           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.;
                                                 Manager, NYLIFE Distributors LLC;
                                                 Director, New York Life Trust Company.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    61           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Chief Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ROBERT A.         Secretary since 2001   Senior Managing Director, General Counsel           55           None
        ANSELMI                                  and Secretary, New York Life Investment
        10/19/46                                 Management LLC (including predecessor
                                                 advisory organizations); Secretary, New
                                                 York Life Investment Management Holdings
                                                 LLC; Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIFE Distributors LLC;
                                                 Secretary, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds Inc., and Eclipse Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc., (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             55           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 NYLIFE Securities Inc.; Vice
                                                 President-Financial Operations and Chief
                                                 Financial Officer, NYLIFE Distributors
                                                 LLC; Tax Vice President, New York Life
                                                 International, LLC; Tax Vice President,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     + Resigned effective June 11, 2004.

 28   MainStay MAP Fund

MAINSTAY FUNDS

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Core Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT AUDITORS

KPMG LLP

                                                    www.mainstayfunds.com     29

                       This page intentionally left blank

(NEW YORK LIFE LOGO)

------------------------------------------------
/ Not FDIC insured. / No bank guarantee. / May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds
(C)2004 NYLIFE Distributors LLC. All rights reserved.           SEC File Number:
                                                                       811-04550

NYLIM-A04375         (RECYCLE LOGO)                                 MSMP11-12/03

(NEW YORK LIFE LOGO)

                                             MAINSTAY(R)
                                             U.S. LARGE CAP EQUITY FUND

                                             The MainStay(R) Funds

                                             Semiannual Report
                                             Unaudited

                                             April 30, 2004

                       This page intentionally left blank

 2   MainStay U.S. Large Cap Equity Fund

MESSAGE FROM
THE PRESIDENT

Most domestic and international stock markets advanced during the six months ended April 30, 2004. The U.S. economy generally improved, with real gross domestic product growing at a seasonally adjusted annual rate of 4.1% in the fourth quarter of 2003 and, according to preliminary estimates, rising 4.4% in the first quarter of 2004. Inflation remained relatively modest throughout the reporting period but increased enough to reassure the Federal Reserve that unwanted deflation was no longer a serious concern.

Increases in corporate productivity led to worries that we might be having a "jobless recovery." In early April, however, the release of March employment figures showed a dramatic rise in nonfarm payrolls. Unfortunately, the combination of higher employment and rising inflation suggested that the Federal Reserve might soon move to raise interest rates. Bond markets adjusted to accommodate this perception, with yields rising and prices declining in April. The stock market, which had recorded relatively steady gains since mid-March of 2003, became increasingly volatile from late January through the end of April 2004.

In March and April, bond yields rose to reflect the increasing likelihood of a less-accommodative monetary policy. Since bond prices and yields tend to move in opposite directions, several bond indices recorded negative price performance during the six-month reporting period, but most provided positive total returns.

A weak U.S. dollar helped strengthen the performance of international stocks and was good news for U.S. exporters. The strengthening Japanese economy was greeted as positive news by international investors, but moves to decelerate the rapid economic growth in China were not as favorably received. Several international markets provided double-digit total returns for the six-month reporting period.

On January 1, 2004, the Eclipse Funds were re-branded as MainStay Funds. The change was part of a repositioning initiative at New York Life Investment Management LLC. During the reporting period, some Funds were merged, others liquidated, and still others renamed. The result was a single, robust, and integrated mutual fund family that gives investors a more comprehensive array of alternatives.

At MainStay, each of our Funds seeks to achieve its investment objective through consistent application of an established investment process. Whether the investments you've chosen use quantitative analysis, fundamental research, or a combination of the two, our disciplines remain the same, even when the markets move. We believe that our time-tested investment strategies can help you pursue your long-range goals with confidence. We hope to continue to serve your investment needs for many years to come.

Sincerely,

/s/ GARY E. WENDLANDT

Gary E. Wendlandt

President

   TABLE OF CONTENTS

   Message from the President                     3
---------------------------------------------------

   Investment and Performance Comparison          4
---------------------------------------------------

   Portfolio Management Discussion and
   Analysis                                       7
---------------------------------------------------

   Portfolio Composition                          7
---------------------------------------------------

   Portfolio of Investments                       8

   Financial Statements                          10
---------------------------------------------------

   Notes to Financial Statements                 16
---------------------------------------------------

   Trustees and Officers                         20
---------------------------------------------------

   MainStay(R) Funds                             22

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

                                                               SIX     ONE      SINCE
BENCHMARKS                                                    MONTHS   YEAR   INCEPTION
S&P 500(R) INDEX(1)                                            6.27%  22.88%      0.15%
AVERAGE LIPPER LARGE-CAP CORE FUND(2)                           4.52  19.51       -2.24

 CLASS A SHARES
--------------------------------------------------------------------------------

                                 SIX      ONE       SINCE
TOTAL RETURNS                   MONTHS    YEAR    INCEPTION
-----------------------------------------------------------
With sales charges              -1.80%    9.97%    -7.63%
Excluding sales charges          3.92    16.37      -5.36

                                              (in thousands, with sales charges)

                                                               MAINSTAY U.S. LARGE CAP EQUITY
                                                                            FUND                          S&P 500 INDEX
                                                               ------------------------------             -------------
1/2/02                                                                     945.00                            1000.00
4/30/02                                                                    858.00                             942.00
4/30/03                                                                    714.00                             817.00
4/30/04                                                                    831.00                            1003.00

                                          -- MainStay U.S. Large Cap Equity Fund
                                                                -- S&P 500 Index

 CLASS B SHARES
--------------------------------------------------------------------------------

                                 SIX      ONE       SINCE
TOTAL RETURNS                   MONTHS    YEAR    INCEPTION
-----------------------------------------------------------
With sales charges              -1.52%   10.53%    -7.28%
Excluding sales charges          3.48    15.53      -6.06

                                              (in thousands, with sales charges)

                                                               MAINSTAY U.S. LARGE CAP EQUITY
                                                                            FUND                          S&P 500 INDEX
                                                               ------------------------------             -------------
1/2/02                                                                    1000.00                            1000.00
4/30/02                                                                    906.00                             942.00
4/30/03                                                                    748.00                             817.00
4/30/04                                                                    838.00                            1003.00

                                          -- MainStay U.S. Large Cap Equity Fund
                                                                -- S&P 500 Index

 CLASS C SHARES
--------------------------------------------------------------------------------

                                 SIX      ONE       SINCE
TOTAL RETURNS                   MONTHS    YEAR    INCEPTION
-----------------------------------------------------------
With sales charges              2.48%    14.37%    -6.06%
Excluding sales charges          3.48    15.37      -6.06

                                              (in thousands, with sales charges)

                                                               MAINSTAY U.S. LARGE CAP EQUITY
                                                                            FUND                          S&P 500 INDEX
                                                               ------------------------------             -------------
1/2/02                                                                    1000.00                            1000.00
4/30/02                                                                    906.00                             942.00
4/30/03                                                                    749.00                             817.00
4/30/04                                                                    864.00                            1003.00

                                          -- MainStay U.S. Large Cap Equity Fund
                                                                -- S&P 500 Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $1,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay U.S. Large Cap Equity Fund

1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

                                                     www.mainstayfunds.com     5

 $1,000 INVESTED IN MAINSTAY U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                        ENDING ACCOUNT                          VALUE
                                                         VALUE (BASED                         (BASED ON
                                        BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                         ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                          VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
 SHARE CLASS                             11/1/03           4/30/04            PERIOD          EXPENSES)           PERIOD
 ------------------------------------------------------------------------------------------------------------------------
 CLASS A SHARES(1)                       $1,000             $1,039             $ 8              $1,043             $ 8
 ------------------------------------------------------------------------------------------------------------------------

 CLASS B SHARES(1)                       $1,000             $1,035             $11              $1,039             $11
 ------------------------------------------------------------------------------------------------------------------------

 CLASS C SHARES(1)                       $1,000             $1,035             $11              $1,039             $11
 ------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).

 6   MainStay U.S. Large Cap Equity Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by the McMorgan & Company LLC team

WHAT FACTORS AFFECTED THE EQUITY MARKET DURING THE SIX MONTHS ENDED APRIL 30, 2004?

The equity market went through two distinct phases during the reporting period. Equities rallied through the middle of January before concerns about higher energy prices, higher inflation, slowing economic growth, and unsettled conditions in Iraq took their toll. During the rally, familiar themes prevailed--small-capitalization and lower-quality companies outperformed. Cyclical companies outperformed noncyclical businesses as economic growth and earnings showed better-than-expected results.

AS THE MARKET RALLIED, HOW DID THE FUND PERFORM?

The Fund closely tracked the market's performance as stock prices were rising. The Fund's slight emphasis on stocks positioned to take advantage of higher corporate and consumer spending helped the Fund's performance, as the market rewarded companies with a more cyclical bent. Companies in the information technology, energy, industrials, and materials sectors performed particularly well. This offset the headwind of strong performance by small-capitalization and lower-quality companies, since the Fund's portfolio was tilted toward larger-capitalization, higher-quality companies.

WHAT LED YOU TO POSITION THE FUND AS YOU DID?

The economic foundation on which the market rally was built was solid. First-quarter earnings expectations rose significantly during the quarter, and actual results came in much better than most analysts and the market expected. The Fund's tilt toward companies leveraged to better earnings was predicated on the idea that earnings would significantly exceed expectations and that cyclical companies would be the main beneficiaries. For much of the reporting period, this turned out to be the case.

WHAT HAPPENED DURING THE REMAINDER OF THE REPORTING PERIOD?

As investors focused on the potential for higher inflation, higher interest rates, slower growth, and uncertainties in Iraq, attention shifted away from cyclical companies toward more-defensive sectors. This had a negative impact on the Fund's relative performance. The Fund also suffered when mergers and acquisitions reduced the stock price of potential acquirers, such as Comcast and Vodafone.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF APRIL 2004?

The characteristics of MainStay U.S. Large Cap Equity Fund remained close to those of the S&P 500(R),(1) with a tilt toward larger, higher-quality, cyclical companies. We expect the positive earnings revisions of the first quarter to continue into the second quarter with cyclical companies enjoying disproportionate benefits. The most significant emphasis in the Fund continues to be capitalization. At the end of April 2004, the average market capitalization of the portfolio was $98 billion versus $89 billion for the S&P 500(R).

WHAT IS YOUR OUTLOOK GOING FORWARD?

Analysts have increased their earnings expectations, but we believe that estimates are still too low. Recent news points to continued economic improvements, including significant job creation and solid reports from the manufacturing and services sectors. Although lower-quality companies outperformed last year, the performance differential has been closing and we believe that higher-quality companies are significantly undervalued at this time.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 PORTFOLIO COMPOSITION AS OF APRIL 30, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                    97.90
Cash and Other Assets (less liabilities)                                          2.10

Past performance is no guarantee of future results. Investment objectives may not be met, as the underlying investment options are subject to market risk and fluctuations in value.
1. See footnote on page 5 for more information on the S&P 500(R) Index.

                                                     www.mainstayfunds.com     7

PORTFOLIO OF INVESTMENTS APRIL 30, 2004 UNAUDITED


                                                      SHARES          VALUE
COMMON STOCKS (97.9%)+
---------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.2%)
General Dynamics Corp.                                 2,700   $    252,774
Honeywell International, Inc.                         11,800        408,044
                                                               ------------
                                                                    660,818
                                                               ------------
AIR FREIGHT & LOGISTICS (1.2%)
United Parcel Service, Inc. Class B                    5,100        357,765
                                                               ------------
BEVERAGES (3.3%)
Anheuser-Busch Cos., Inc.                              8,250        422,730
PepsiCo, Inc.                                         10,300        561,247
                                                               ------------
                                                                    983,977
                                                               ------------
BIOTECHNOLOGY (1.5%)
Amgen, Inc. (a)                                        5,800        326,366
MedImmune, Inc. (a)                                    5,000        121,200
                                                               ------------
                                                                    447,566
                                                               ------------
CAPITAL MARKETS (2.8%)
Merrill Lynch & Co., Inc.                              9,900        536,877
State Street Corp.                                     6,000        292,800
                                                               ------------
                                                                    829,677
                                                               ------------
CHEMICALS (2.9%)
Dow Chemical Co. (The)                                 5,500        218,295
E.I. du Pont de Nemours & Co.                          8,000        343,600
PPG Industries, Inc.                                   5,300        314,343
                                                               ------------
                                                                    876,238
                                                               ------------
COMMERCIAL BANKS (5.3%)
Bank One Corp.                                        11,400        562,818
*U.S. Bancorp                                         29,800        764,072
Wachovia Corp.                                         5,700        260,775
                                                               ------------
                                                                  1,587,665
                                                               ------------
COMMUNICATIONS EQUIPMENT (2.8%)
Cisco Systems, Inc. (a)                               30,700        640,709
Nokia Corp. ADR (b)                                   12,900        180,729
                                                               ------------
                                                                    821,438
                                                               ------------
COMPUTERS & PERIPHERALS (3.8%)
Dell, Inc. (a)                                         8,300        288,093
Hewlett-Packard Co.                                   24,838        489,309
International Business Machines Corp.                  4,050        357,088
                                                               ------------
                                                                  1,134,490
                                                               ------------
CONSUMER FINANCE (0.8%)
MBNA Corp.                                             9,900        241,362
                                                               ------------

DIVERSIFIED FINANCIAL SERVICES (3.7%)
*Citigroup, Inc.                                      22,800      1,096,452
                                                               ------------


                                                      SHARES          VALUE
DIVERSIFIED TELECOMMUNICATION SERVICES (1.1%)
Verizon Communications, Inc.                           8,750   $    330,225
                                                               ------------

ELECTRIC UTILITIES (1.3%)
Entergy Corp.                                          4,400        240,240
Exelon Corp.                                           2,100        140,574
                                                               ------------
                                                                    380,814
                                                               ------------
ELECTRICAL EQUIPMENT (1.5%)
Emerson Electric Co.                                   7,350        442,617
                                                               ------------

ENERGY EQUIPMENT & SERVICES (1.7%)
Nabors Industries Ltd. (a)                             5,200        230,672
Schlumberger Ltd.                                      4,700        275,091
                                                               ------------
                                                                    505,763
                                                               ------------
FOOD & STAPLES RETAILING (2.9%)
Costco Wholesale Corp. (a)                             9,600        359,520
Walgreen Co.                                           9,000        310,320
Wal-Mart Stores, Inc.                                  3,450        196,650
                                                               ------------
                                                                    866,490
                                                               ------------
FOOD PRODUCTS (1.2%)
Sara Lee Corp.                                        15,800        364,664
                                                               ------------

HEALTH CARE EQUIPMENT & SUPPLIES (2.4%)
Medtronic, Inc.                                        7,600        383,496
Zimmer Holdings, Inc. (a)                              4,300        343,355
                                                               ------------
                                                                    726,851
                                                               ------------
HEALTH CARE PROVIDERS & SERVICES (2.0%)
Cardinal Health, Inc.                                  4,200        307,650
UnitedHealth Group, Inc.                               4,500        276,660
                                                               ------------
                                                                    584,310
                                                               ------------
HOUSEHOLD PRODUCTS (2.7%)
Clorox Co. (The)                                       2,600        134,628
Colgate-Palmolive Co.                                  2,400        138,912
Procter & Gamble Co. (The)                             4,900        518,175
                                                               ------------
                                                                    791,715
                                                               ------------
INDUSTRIAL CONGLOMERATES (6.8%)
*3M Co.                                                7,500        648,600
*General Electric Co.                                 22,950        687,353
*Tyco International Ltd.                              25,200        691,740
                                                               ------------
                                                                  2,027,693
                                                               ------------

 + Percentages indicated are based on Fund net assets.
* Fund's 10 largest holdings. May be subject to change daily.

 8   MainStay U.S. Large Cap Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                      SHARES          VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------
INSURANCE (3.6%)
Allstate Corp. (The)                                   8,700   $    399,330
American International Group, Inc.                     7,100        508,715
Marsh & McLennan Cos., Inc.                            3,800        171,380
                                                               ------------
                                                                  1,079,425
                                                               ------------
INTERNET & CATALOG RETAIL (1.1%)
InterActive Corp. (a)                                 10,400        331,448
                                                               ------------

IT SERVICES (2.3%)
Accenture Ltd. Class A (a)                            13,200        313,764
Affiliated Computer Services, Inc. Class A (a)         3,000        145,500
Automatic Data Processing, Inc.                        5,000        219,050
                                                               ------------
                                                                    678,314
                                                               ------------
MEDIA (4.5%)
Comcast Corp. Class A (a)                             11,443        344,434
Knight-Ridder, Inc.                                    3,400        263,296
Time Warner, Inc. (a)                                 16,700        280,894
Viacom, Inc. Class B                                  11,800        456,070
                                                               ------------
                                                                  1,344,694
                                                               ------------
METALS & MINING (1.2%)
Alcoa, Inc.                                           11,900        365,925
                                                               ------------

MULTILINE RETAIL (2.3%)
Dollar Tree Stores, Inc. (a)                           5,600        150,920
Kohl's Corp. (a)                                       3,700        154,623
Target Corp.                                           8,400        364,308
                                                               ------------
                                                                    669,851
                                                               ------------
OIL & GAS (4.2%)
BP PLC ADR (b)                                         3,000        158,700
ChevronTexaco Corp.                                    3,800        347,700
*ExxonMobil Corp.                                     17,500        744,625
                                                               ------------
                                                                  1,251,025
                                                               ------------
PHARMACEUTICALS (8.5%)
Eli Lilly & Co.                                        3,900        287,859
*Johnson & Johnson                                    12,250        661,868
Merck & Co., Inc.                                      4,500        211,500
*Pfizer, Inc.                                         31,720      1,134,307
Schering-Plough Corp.                                 14,100        235,893
                                                               ------------
                                                                  2,531,427
                                                               ------------


                                                      SHARES          VALUE
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.0%)
*Intel Corp.                                          30,400   $    782,192
Novellus Systems, Inc.(a)                              6,800        196,928
Texas Instruments, Inc.                                4,300        107,930
Xilinx, Inc. (a)                                       3,000        100,890
                                                               ------------
                                                                  1,187,940
                                                               ------------
SOFTWARE (4.8%)
BMC Software, Inc. (a)                                11,500        198,950
*Microsoft Corp.                                      30,300        786,891
Oracle Corp.(a)                                       15,500        173,910
SAP AG ADR(b)                                          7,100        264,688
                                                               ------------
                                                                  1,424,439
                                                               ------------
SPECIALTY RETAIL (3.1%)
Best Buy Co., Inc.                                     3,700        200,725
Gap, Inc. (The)                                       11,700        257,517
Home Depot, Inc. (The)                                13,100        460,989
                                                               ------------
                                                                    919,231
                                                               ------------
THRIFTS & MORTGAGE FINANCE (2.5%)
Fannie Mae                                             5,200        357,344
Freddie Mac                                            6,600        385,440
                                                               ------------
                                                                    742,784
                                                               ------------
TOBACCO (0.5%)
Altria Group, Inc.                                     2,700        149,526
                                                               ------------

WIRELESS TELECOMMUNICATION SERVICES (1.4%)
Vodafone Group PLC ADR (b)                            16,700        409,818
                                                               ------------
Total Investments
  (Cost $28,510,477) (c)                                97.9%    29,144,437(d)
Cash and Other Assets,
  Less Liabilities                                       2.1        620,000
                                                    --------   ------------
Net Assets                                             100.0%  $ 29,764,437
                                                    ========   ============

(a)  Non-income producing security.
(b)  ADR-American Depositary Receipt.
(c)  The cost for federal income tax purposes is $28,699,988.
(d)  At April 30, 2004 net unrealized appreciation was
     $444,449, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $2,163,899 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,719,450.

 + Percentages indicated are based on Fund net assets.
* Fund's 10 largest holdings. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com     9

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $28,510,477)                  $29,144,437
Cash                                                 697,571
Receivables:
  Investment securities sold                          83,738
  Fund shares sold                                    27,696
  Dividends                                           23,731
Other assets                                          21,656
                                                 -----------
    Total assets                                  29,998,829
                                                 -----------
LIABILITIES:
Payables:
  Investment securities purchased                    153,770
  Transfer agent                                      19,990
  Professional                                        16,572
  Manager                                             12,446
  Fund shares redeemed                                11,853
  NYLIFE Distributors                                  9,011
  Custodian                                            2,264
Accrued expenses                                       8,486
                                                 -----------
    Total liabilities                                234,392
                                                 -----------
Net assets                                       $29,764,437
                                                 ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                        $    28,961
  Class B                                              4,856
  Class C                                                389
Additional paid-in capital                        32,611,846
Accumulated net investment loss                      (22,957)
Accumulated net realized loss on investments      (3,492,618)
Net unrealized appreciation on investments           633,960
                                                 -----------
Net assets                                       $29,764,437
                                                 ===========
CLASS A
Net assets applicable to outstanding shares      $25,239,996
                                                 ===========
Shares of beneficial interest outstanding          2,896,127
                                                 ===========
Net asset value per share outstanding            $      8.72
Maximum sales charge (5.50% of offering price)          0.51
                                                 -----------
Maximum offering price per share outstanding     $      9.23
                                                 ===========
CLASS B
Net assets applicable to outstanding shares      $ 4,189,025
                                                 ===========
Shares of beneficial interest outstanding            485,565
                                                 ===========
Net asset value and offering price per share
  outstanding                                    $      8.63
                                                 ===========
CLASS C
Net assets applicable to outstanding shares      $   335,416
                                                 ===========
Shares of beneficial interest outstanding             38,858
                                                 ===========
Net asset value and offering price per share
  outstanding                                    $      8.63
                                                 ===========

 10   MainStay U.S. Large Cap Equity Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                   $  218,411
  Interest                                               160
                                                  ----------
    Total income                                     218,571
                                                  ----------
EXPENSES:
  Manager                                             94,415
  Transfer agent                                      46,367
  Service -- Class A                                  31,429
  Service -- Class B                                   4,537
  Service -- Class C                                     347
  Registration                                        16,614
  Professional                                        15,677
  Distribution -- Class B                             13,610
  Distribution -- Class C                              1,041
  Shareholder communication                           10,325
  Recordkeeping                                        6,500
  Custodian                                            4,538
  Pricing service                                      2,359
  Trustees                                             2,070
  Miscellaneous                                        9,847
                                                  ----------
    Total expenses before reimbursement              259,676
Expense reimbursement by Manager                     (27,148)
                                                  ----------
    Net expenses                                     232,528
                                                  ----------
Net investment loss                                  (13,957)
                                                  ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                     195,636
Net change in unrealized depreciation on
  investments                                        808,625
                                                  ----------
Net realized and unrealized gain on investments    1,004,261
                                                  ----------
Net increase in net assets resulting from
  operations                                      $  990,304
                                                  ==========

(a) Dividends recorded net of foreign withholding taxes of $1,168.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2004 UNAUDITED, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                     2004         2003*          2002
INCREASE IN NET ASSETS:
Operations:
 Net investment income
  (loss)                      $   (13,957)  $    42,816   $    80,631
 Net realized gain (loss) on
  investments                     195,636    (3,071,282)     (616,972)
 Net change in unrealized
  depreciation on
  investments                     808,625     6,296,807    (6,471,472)
                              ---------------------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                      990,304     3,268,341    (7,007,813)
                              ---------------------------------------

Dividends to shareholders:
 From net investment income:
   Class A                        (54,700)           --      (121,363)
   Class B                             --            --        (2,044)
   Class C                             --            --          (213)
                              ---------------------------------------
 Total dividends to
    shareholders                  (54,700)           --      (123,620)
                              ---------------------------------------

Capital share transactions:
 Net proceeds from sale of
   shares:
   Class A                      1,643,004     1,685,553    27,504,249
   Class B                      1,472,165     1,978,175     1,975,216
   Class C                        135,424        94,925       231,188
 Net asset value of shares
   issued to shareholders in
   reinvestments of
   dividends:
   Class A                          6,259            --         5,352
   Class B                             --            --         1,799
   Class C                             --            --           103
                              ---------------------------------------
                                3,256,852     3,758,653    29,717,907

 Cost of shares redeemed:
   Class A                       (775,333)     (348,550)   (1,445,274)
   Class B                       (269,749)     (857,464)     (229,325)
   Class C                        (34,436)      (35,113)      (46,243)
                              ---------------------------------------
                               (1,079,518)   (1,241,127)   (1,720,842)
    Increase in net assets
     derived from capital
     share transactions         2,177,334     2,517,526    27,997,065
                              ---------------------------------------
    Net increase in net
     assets                     3,112,938     5,785,867    20,865,632

                                     2004         2003*          2002

NET ASSETS:
Beginning of period           $26,651,499   $20,865,632   $        --
                              ---------------------------------------
End of period                 $29,764,437   $26,651,499   $20,865,632
                              =======================================
Accumulated undistributed
 net investment income
 (loss) at end of period      $   (22,957)  $    45,700   $     2,870
                              =======================================

*  The Fund changed its fiscal year end from December 31 to October 31.

 12   MainStay U.S. Large Cap Equity Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     13

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                   CLASS A                                    CLASS B
                                   ----------------------------------------   ---------------------------------------
                                                 JANUARY 1,                                JANUARY 1,
                                   SIX MONTHS       2003                      SIX MONTHS      2003
                                     ENDED         THROUGH      YEAR ENDED      ENDED        THROUGH      YEAR ENDED
                                   APRIL 30,     OCTOBER 31,   DECEMBER 31,   APRIL 30,    OCTOBER 31,   DECEMBER 31,
                                     2004*         2003**          2002         2004*        2003**          2002
Net asset value at beginning of
  period                            $  8.41        $  7.32       $ 10.00        $ 8.34       $ 7.31         $10.00
                                    -------        -------       -------        ------       ------         ------
Net investment income (loss) (a)       0.00(b)        0.02          0.03         (0.03)       (0.03)         (0.02)
Net realized and unrealized gain
  (loss) on investments                0.33           1.07         (2.66)         0.32         1.06          (2.66)
                                    -------        -------       -------        ------       ------         ------
Total from investment operations       0.33           1.09         (2.63)         0.29         1.03          (2.68)
                                    -------        -------       -------        ------       ------         ------
Less dividends to shareholders:
  From net investment income          (0.02)            --         (0.05)           --           --          (0.01)
                                    -------        -------       -------        ------       ------         ------
Total dividends to shareholders       (0.02)            --         (0.05)           --           --          (0.01)
                                    -------        -------       -------        ------       ------         ------
Net asset value at end of period    $  8.72        $  8.41       $  7.32        $ 8.63       $ 8.34         $ 7.31
                                    =======        =======       =======        ======       ======         ======
Total investment return (c)            3.92%         14.89%       (26.34%)        3.48%       14.09%        (26.79%)
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income (loss)       0.00%+(d)      0.30%+        0.39%        (0.75%)+     (0.45%)+       (0.36%)
    Net expenses                       1.50%+         1.50%+        1.50%         2.25%+       2.25%+         2.25%
    Expenses (before
      reimbursement)                   1.69%+         1.82%+        1.86%         2.44%+       2.57%+         2.61%
Portfolio turnover rate                  16%            38%            6%           16%          38%             6%
Net assets at end of period (in
  000's)                            $25,240        $23,522       $19,244        $4,189       $2,902         $1,476

*    Unaudited.
**   The Fund changed its fiscal year end from December 31 to
     October 31.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges and is not annualized.
(d)  Less than one hundredth of a percent.

 14   MainStay U.S. Large Cap Equity Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                    CLASS C
    ---------------------------------------
                 JANUARY 1,
    SIX MONTHS      2003
      ENDED        THROUGH      YEAR ENDED
    APRIL 30,    OCTOBER 31,   DECEMBER 31,
      2004*        2003**          2002
     $  8.34       $  7.31       $ 10.00
     -------       -------       -------
       (0.03)        (0.03)        (0.02)
        0.32          1.06         (2.66)
     -------       -------       -------
        0.29          1.03         (2.68)
     -------       -------       -------
          --            --         (0.01)
     -------       -------       -------
          --            --         (0.01)
     -------       -------       -------
     $  8.63       $  8.34       $  7.31
     =======       =======       =======
        3.48%        14.09%       (26.79%)
       (0.75%)+      (0.45%)+      (0.36%)
        2.25%+        2.25%+        2.25%
        2.44%+        2.57%+        2.61%
          16%           38%            6%
     $   335       $   227       $   146

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay U.S. Large Cap Equity Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. On December 28, 2001, the Fund sold Class A, Class B and Class C shares to NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), at a net asset value of $10.00. The Fund commenced investment operations the following business day on January 2, 2002. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize above average total return consistent with reasonable risk.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

 16   MainStay U.S. Large Cap Equity Fund

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life, serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. McMorgan & Company LLC (the "Subadvisor"), a registered investment Advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.65% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.50%, 2.25% and 2.25% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended April 30, 2004, the Manager earned from the Fund $94,415 and reimbursed the Fund $27,148.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.325% of the average daily net assets of the Fund.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with the Distributor. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $2,642 for the six months ended April 30, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $3, $2,002 and $202 respectively, for the six months ended April 30, 2004.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued for the six months ended April 30, 2004, amounted to $46,367.

(E) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the U.S. Large Cap Equity Fund only pays a portion of the fees identified above.

(F) CAPITAL. At April 30, 2004, New York Life held shares of Class A, Class B and Class C with a value of $21,625,600, $86,300 and $86,300, respectively. This represents 85.7%, 2.1% and 25.7% of the Class A shares, Class B shares and Class C shares net assets, respectively, and 73.2% of the Fund's total net assets at period end.

(G) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM, amounted to $332 for the six months ended April 30, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average

                                                    www.mainstayfunds.com     17
monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $6,500 for the six months ended April 30, 2004.

NOTE 4 -- FEDERAL INCOME TAX:

Dividends to shareholders from net investment income shown in the Statement of Changes in Net Assets for the year ended December 31, 2002 represent tax-based distributions of ordinary income.

At October 31, 2003, for federal income tax purposes, capital loss carryforwards of $3,498,743 were available as shown in the table below, to the extent provided by the regulations, to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

        CAPITAL LOSS                AMOUNT
      AVAILABLE THROUGH             (000'S)
            2010                      $200
            2011                     3,299
  -----------------------------------------------
                                    $3,499
  -----------------------------------------------

NOTE 5 --PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2004, purchases and sales of securities, other than short-term securities, were $6,612 and $4,424, respectively.

NOTE 6 -- LINE OF CREDIT:
The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2004.

NOTE 7 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                     SIX MONTHS ENDED
                                      APRIL 30, 2004*
                                CLASS A   CLASS B   CLASS C

Shares sold                         183       168        16
-----------------------------------------------------------
Shares issued in reinvestment
  of dividends                        1        --        --
-----------------------------------------------------------
                                    184       168        16
-----------------------------------------------------------
Shares redeemed                     (86)      (30)       (4)
-----------------------------------------------------------
Net increase                         98       138        12
-----------------------------------------------------------

                                     JANUARY 1 THROUGH
                                    OCTOBER 31, 2003**
                                CLASS A   CLASS B   CLASS C

Shares sold                         216       261        12
-----------------------------------------------------------
Shares issued in reinvestment
  of dividends                       --        --        --
-----------------------------------------------------------
                                    216       261        12
-----------------------------------------------------------
Shares redeemed                     (46)     (115)       (5)
-----------------------------------------------------------
Net increase                        170       146         7
-----------------------------------------------------------

                                         YEAR ENDED
                                     DECEMBER 31, 2002
                             CLASS A   CLASS B      CLASS C

Shares sold                    2,820       232           26
---------------------------------------------------------------
Shares issued in
  reinvestment of dividends        1        -- (a)       -- (a)
---------------------------------------------------------------
                               2,821       232           26
---------------------------------------------------------------
Shares redeemed                 (193)      (30)          (6)
---------------------------------------------------------------
Net increase                   2,628       202           20
---------------------------------------------------------------

*  Unaudited.
** The Fund changed its fiscal year end from December 31 to October 31.
(a) Less than one thousand.

 18   MainStay U.S. Large Cap Equity Fund

NOTE 8 -- OTHER MATTERS:

(A) On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's reports on the Trust's financial statements for the period ended October 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

(B) NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. NYLIM and the MainStay Equity Index Fund are currently seeking to resolve the SEC Staff's concerns regarding these matters, although there can be no assurance at this time as to the outcome of these efforts.

                                                    www.mainstayfunds.com     19

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              55           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Manager, NYLIFE Distributors LLC; Vice
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 portfolios);
                                                 President, Eclipse Funds Inc. (10
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                23           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   23           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           23           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                23           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               23           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

 20   MainStay U.S. Large Cap Equity Fund

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        MICHAEL H.        Trustee since 2003     Retired. Independent Consultant (1999 to            23           None
        SUTTON(+)                                present) (accounting and capital market
        9/19/40                                  regulation); Consultant, Financial
                                                 Accounting Standards Board (1998 to
                                                 1999); Chief Accountant, United States
                                                 Securities and Exchange Commission (1995
                                                 to 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Trustee since 1994     Advisor (July 2003 to present) and                  23           None
        TRUTANIC                                 Managing Director (2001 to 2003), The
        2/13/52                                  Carlyle Group (private investment firm);
                                                 Chairman and Chief Executive Officer,
                                                 Somerset Group (financial advisory firm);
                                                 Senior Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             36           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.;
                                                 Manager, NYLIFE Distributors LLC;
                                                 Director, New York Life Trust Company.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    61           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Chief Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ROBERT A.         Secretary since 2001   Senior Managing Director, General Counsel           55           None
        ANSELMI                                  and Secretary, New York Life Investment
        10/19/46                                 Management LLC (including predecessor
                                                 advisory organizations); Secretary, New
                                                 York Life Investment Management Holdings
                                                 LLC; Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIFE Distributors LLC;
                                                 Secretary, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds Inc., and Eclipse Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc., (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             55           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 NYLIFE Securities Inc.; Vice
                                                 President-Financial Operations and Chief
                                                 Financial Officer, NYLIFE Distributors
                                                 LLC; Tax Vice President, New York Life
                                                 International, LLC; Tax Vice President,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     + Resigned effective June 11, 2004.

                                                    www.mainstayfunds.com     21

MAINSTAY FUNDS

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Core Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT AUDITORS

KPMG LLP

 22   MainStay U.S. Large Cap Equity Fund

(NEW YORK LIFE LOGO)

------------------------------------------------
/Not FDIC insured. / No bank guarantee. / May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com

(C) 2004 by NYLIFE Distributors LLC. All rights reserved.

                                                              The MainStay Funds
                                                      SEC File Number: 811-04550

NYLIM-A05482         (RECYCLE LOGO)                                 MSLE10-06/04

Item 2.   Code of Ethics.

          Not applicable.

Item 3.   Audit Committee Financial Expert.

          Not applicable.

Item 4.   Principal Accountant Fees and Services.

          Not applicable.

Item 5.   Audit Committee of Listed Registrants

          Not applicable.

Item 6.   Schedule of Investments

          Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

          Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

          Not Applicable.

Item 9.   Submission of Matters to a Vote of Security Holders.

          Not Applicable.

Item 10.  Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 11.  Exhibits.

(a)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 202.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MAINSTAY FUNDS


By:  /s/ Gary E. Wendlandt
     ---------------------
     GARY E. WENDLANDT
     President and Chief Executive Officer


Date:  June 29, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:  /s/ Gary E. Wendlandt
     ---------------------
     GARY E. WENDLANDT
     President and Chief Executive Officer

Date:  June 29, 2004


By:  /s/Patrick J. Farrell
     ---------------------
     PATRICK J. FARRELL
     Treasurer and
     Chief Financial and Accounting Officer

Date:  June 29, 2004


                                  EXHIBIT INDEX

               (a)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

               (a)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.